Filed Pursuant to Rule 497
File No. 333-215360

FS INVESTMENT CORPORATION III

Prospectus

Maximum Offering of 106,675,012 Shares of Common Stock

We are a specialty finance company that invests primarily in the debt securities of private U.S. middle market companies. Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation.

We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a regulated investment company under the Internal Revenue Code of 1986, as amended, or the Code. We qualify as an “emerging growth company” under applicable Securities and Exchange Commission, or SEC, rules. Our investments and activities are managed by FSIC III Advisor, LLC, or FSIC III Advisor, a private investment firm that is registered as an investment adviser with the SEC, and is an affiliate of ours. FSIC III Advisor has engaged GSO / Blackstone Debt Funds Management LLC, or GDFM, a wholly-owned subsidiary of GSO Capital Partners LP, to act as our investment sub-adviser.

Through our affiliate, FS Investment Solutions, LLC (formerly FS2 Capital Partners, LLC), or the dealer manager, we are offering on a continuous basis up to 106,675,012 shares of our common stock in this offering. We are offering shares of our common stock pursuant to this prospectus only to investors who purchase through investment advisors whose contracts for investment advisory and related services include a fixed or “wrap” fee or other asset-based fee arrangement, who we collectively refer to as Advisors, and to certain affiliated investors who purchase through the dealer manager. We refer to sales of shares of our common stock through Advisors as the Institutional Channel. The offering price at which we are selling shares pursuant to this prospectus will be referred to herein as the Institutional offering price. The current Institutional offering price is $8.64 per share; however, to the extent that our net asset value per share increases, we will sell at a price necessary to ensure that shares are not sold at a price per share that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our then-current net offering price, we will reduce our Institutional offering price in order to establish a new Institutional offering price that is not more than 2.5% above our net asset value per share. Therefore, persons who tender subscriptions for shares of our common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock. The initial minimum permitted purchase is $25,000 in shares of our common stock, provided that the dealer manager may waive this requirement in its sole and absolute discretion. As of August 1, 2017, 2017, we have issued 294,406,456 shares of common stock for gross proceeds of approximately $2.80 billion. As of August 1, 2017, we had raised total gross proceeds of approximately $2.81 billion, including $200,000 of seed capital contributed by the principals of FSIC III Advisor in October 2013 and approximately $11.8 million in proceeds raised in a private placement completed in April 2014 from the principals of FSIC III Advisor, certain members of our board of directors and other individuals and entities affiliated with FSIC III Advisor and GDFM.

●	An investment in our shares is not suitable for you if you might need access to the money you invest in the foreseeable future.

●	You may not have access to the money you invest for an indefinite period of time.

●	You should not expect to be able to sell your shares regardless of how we perform.

●	If you are unable to sell your shares, you will be unable to reduce your exposure on any market downturn.

●	We do not intend to list our shares on any securities exchange during or for what may be a significant time after the offering period, and we do not expect a secondary market in the shares to develop.

●	If you are able to sell your shares before we complete a liquidity event, it is likely that you will receive less than you paid for them.

●	We have implemented a share repurchase program pursuant to which we intend to conduct quarterly repurchases of a limited number of outstanding shares of our common stock. On May 10, 2017, our board of directors amended the share repurchase program. As amended, we will limit the maximum number of shares of common stock to be repurchased for any repurchase offer to the greater of (A) the number of shares of common stock that we can repurchase with the proceeds we have received from the sale of shares of common stock under our distribution reinvestment plan during the twelve-month period ending on the date the applicable repurchase offer expires (less the amount of proceeds used to repurchase shares of common stock on each previous repurchase date for

The date of this prospectus is October 5, 2017.

FS Investment Solutions, LLC

(continued on following page)

repurchase offers conducted during such twelve-month period) (we refer to this limitation as the twelve-month repurchase limitation) and (B) the number of shares of common stock that we can repurchase with the proceeds we receive from the sale of shares of common stock under our distribution reinvestment plan during the three-month period ending on the date the applicable repurchase offer expires (we refer to this limitation as the three-month repurchase limitation). In addition to this limitation, the maximum number of shares of common stock to be repurchased for any repurchase offer will also be limited to 10.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter. As a result, the maximum number of shares of common stock to be repurchased for any repurchase offer will not exceed the lesser of (i) 10.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter, and (ii) whichever is greater of the twelve-month repurchase limitation described in clause (A) above and the three-month repurchase limitation described in clause (B) above. In addition, any such repurchases may be at a price which is less than what you paid for the shares being repurchased.

●	Our distributions to stockholders may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to you through distributions will be distributed after payment of fees and expenses.

●	Our previous distributions to stockholders were funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that are subject to repayment to our affiliate, Franklin Square Holdings, L.P., or FS Investments, and our future distributions may be funded from such waivers and reimbursements. Significant portions of these distributions were not based on our investment performance and such waivers and reimbursements by FS Investments and its affiliates, including FSIC III Advisor, may not continue in the future and may be terminated at any time. If FS Investments had not agreed to reimburse certain of our expenses, including through the waiver of certain of its advisory fees, significant portions of these distributions would have come from offering proceeds or borrowings. The repayment of any amounts owed to FS Investments will reduce the future distributions to which you would otherwise be entitled.

We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

Investing in our common stock may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors” beginning on page 42 to read about the risks you should consider before buying shares of our common stock, including the risk of leverage.

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information is available free of charge by contacting us at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, by calling us collect at (215) 495-1150 or by visiting our website at www.fsinvestments.com. Information contained on our website is not incorporated by reference into this prospectus, or the registration statement of which this prospectus is a part, and stockholders should not consider information contained on our website to be part of this prospectus, or the registration statement of which this prospectus is a part. In addition, the contact information provided above may be used by you to make stockholder inquiries. The SEC also maintains a website at www.sec.gov that contains such information.

Neither the SEC, the Attorney General of the State of New York nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. We have not been in the business described in this prospectus for at least three years. Except as specifically required by the 1940 Act and the rules and regulations promulgated thereunder, the use of forecasts is prohibited and any representation to the contrary and any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence which may flow from an investment in our common stock is not permitted.

	Per Share	Total Maximum
Price to Institutional Channel(1)	$8.64	$921,672,103.68
Sales Load	None	None
Estimated Net Proceeds (Before Offering Expenses)(2)	$8.64	$921,672,103.68

(1)	Assumes all shares are sold at the current Institutional offering price of $8.64 per share, which is subject to adjustment based upon, among other things, our net asset value per share.

(2)	We estimate that we will incur approximately $14.0 million of offering expenses if the maximum number of shares is sold.

Because you will pay offering expenses of up to 1.5%, if you invest $100 in our shares, at least $98.50 of your investment will actually be used by us for investments. As a result, based on the current Institutional offering price of $8.64, you would have to experience a total return on your investment of at least 1.52% in order to recover these expenses. You would have to experience a greater total return on your investment if you invest through an account subject to a fixed or “wrap” fee or other asset-based arrangement account. See “Estimated Use of Proceeds” and “Fees and Expenses” on page 81 and 32, respectively.

(continued from cover page)

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC using a continuous offering process. We commenced our continuous public offering of shares through our initial registration statement (File No. 333-191925) that was declared effective by the SEC on December 31, 2013. Rule 415 promulgated under the Securities Act of 1933, as amended, or the Securities Act, requires that a registration statement not be used for more than three years from its effective date, subject to a 180-day grace period. The registration statement (File No. 333-215360) of which this prospectus is a part has been filed with the SEC in order to continue our continuous public offering of shares for an additional three years or until all of the shares registered herein are sold. The registration statement of which this prospectus is a part carries forward the unsold shares from our previous registration statement.

Periodically, as we have material developments in our business, we will provide a prospectus supplement or file an amendment to the registration statement to the extent required by applicable law that may add, update or change information contained in this prospectus. We will endeavor to avoid interruptions in the continuous offering of our shares of common stock, including, to the extent permitted under the rules and regulations of the SEC, by filing a supplement to this prospectus with the SEC if our net asset value declines more than 10% from our net asset value as of the effective date of the registration statement. There can be no assurance, however, that our continuous offering will not be suspended while the SEC reviews any amendment to our registration statement until the registration statement, as amended, is declared effective.

Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under “Available Information.” In this prospectus, we use the term “day” to refer to a calendar day, and we use the term “business day” to refer to any day other than Saturday, Sunday, a legal holiday or a day on which banks in New York City are authorized or required to close, or any day that the New York Stock Exchange LLC, or the NYSE, is closed for trading.

You should rely only on the information contained in this prospectus. Neither we nor the dealer manager has authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our common stock. If there is a material change in our affairs, we will amend or supplement this prospectus only as required by law.

SUITABILITY STANDARDS

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. For the foreseeable future, there is not expected to be any public market for our shares, which means that it may be difficult for stockholders to sell shares. As a result, we have established suitability standards which require investors to have either (i) a net worth (not including home, furnishings and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor: (1) can reasonably benefit from an

i

investment in us based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of FSIC III Advisor and GDFM and (e) the tax consequences of the investment.

In addition, we will not sell shares to investors in the states named below unless they meet special suitability standards:

Alabama—In addition to the suitability standards set forth above, an investment in FS Investment Corporation III will only be sold to Alabama residents that represent they have a liquid net worth of at least ten times their investment in FS Investment Corporation III and its affiliates. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Idaho—In addition to the suitability standards above, the state of Idaho requires that each Idaho investor will not invest in the aggregate, more than 10% of his or her liquid net worth in shares of FS Investment Corporation III’s common stock. Liquid net worth is defined as that portion of net worth consisting of cash, cash equivalents and readily marketable securities.

Iowa—Investors who reside in the state of Iowa must have either (i) a minimum annual gross income of at least $100,000 and a minimum liquid net worth of at least $100,000 or (ii) a minimum liquid net worth of at least $350,000. In addition, an Iowa investor’s aggregate investment in FS Investment Corporation III and shares of other non-traded business development companies may not exceed ten (10%) of his or her liquid net worth. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. Investors who are accredited investors as defined in 17 CFR 230.501 are not subject to the foregoing investment concentration limit.

Kansas—In addition to the suitability standards above, it is recommended by the Office of the Securities Commissioner that Kansas investors limit their aggregate investment in FS Investment Corporation III and other non-traded business development companies to not more than 10% of their liquid net worth. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Kentucky—Investors who reside in the state of Kentucky must have either (i) a minimum gross annual income of $85,000 and a minimum net worth (as defined in the NASAA Omnibus Guidelines) of $85,000 or (ii) a minimum net worth alone of $300,000. Moreover, no Kentucky resident shall invest more than 10% of his or her liquid net worth in FS Investment Corporation III’s securities. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Maine—In addition to the suitability standards above, the Maine Office of Securities recommends that a Maine investor’s aggregate investment in this offering and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

Massachusetts—In addition to the suitability standards above, Massachusetts investors may not invest, in the aggregate, more than 10% of their liquid net worth in FS Investment Corporation III’s shares and in other non-traded direct participation programs. Liquid net worth shall be defined as that portion of an investor’s net worth (total assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Missouri—In addition to the suitability standards above, Missouri investors must limit their investment in the securities of FS Investment Corporation III to no more than 10% of their liquid net worth.

Nebraska—In addition to the suitability standards above, the state of Nebraska requires that each Nebraska investor will limit his or her investment in FS Investment Corporation III’s shares of common stock to a maximum of 10% of his or her net worth. An investment in FS Investment Corporation III by a Nebraska investor who is an accredited investor as defined in 17 CFR 230.501 is not subject to the foregoing limitation.

New Mexico—In addition to the suitability standards above, the state of New Mexico requires that each New Mexico investor will limit his or her investment in non-traded business development companies, including his or her investment in shares of FS Investment Corporation III’s common stock and in FS Investment Corporation III’s affiliates, to a maximum of 10% of his or her liquid net worth. Liquid net worth is that portion of an investor’s net worth that is comprised of cash, cash equivalents and readily marketable securities.

North Dakota—In addition to the suitability standards above, North Dakota investors must represent that they have a net worth of at least ten times their investment in FS Investment Corporation III.

Ohio—In addition to the suitability standards above, the state of Ohio requires that each Ohio investor may not invest more than 10% of his or her liquid net worth in shares of FS Investment Corporation III’s common stock, in its affiliates and in other non-traded business development companies. Liquid net worth is that portion of an investor’s net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Oklahoma—In addition to the suitability standards above, the state of Oklahoma requires that each Oklahoma investor limit his or her investment in shares of FS Investment Corporation III’s common stock to a maximum of 10% of his or her net worth (excluding home, home furnishings and automobiles).

Oregon—In addition to the suitability standards set forth above, the state of Oregon requires that each Oregon investor will limit his or her investment in this offering to no more than 10% of his or her net worth.

Tennessee—Investors who reside in the state of Tennessee must have either (i) a minimum annual gross income of $85,000 and a minimum net worth of $85,000 or (ii) a minimum net worth of $350,000 exclusive of home, home furnishings and automobiles. In addition, Tennessee residents’ investments in FS Investment Corporation III must not exceed 10% of their liquid net worth. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Vermont—In addition to the suitability standards described above, non-accredited Vermont investors may not purchase an amount in this offering that exceeds 10% of the investor’s liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings, or automobiles) minus total liabilities. Accredited investors in Vermont, as defined in 17 C.F.R. § 230.501, may invest freely in this offering.

For additional information on the suitability standards that investors must meet in order to purchase shares of our common stock in this offering, see “Suitability Standards.”

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand this offering fully, you should read the entire prospectus carefully, including the section entitled “Risk Factors,” before making a decision to invest in our common stock.

Unless otherwise noted, the terms “we,” “us,” “our,” and the “Company” refer to FS Investment Corporation III. In addition, the term “FSIC III Advisor” refers to FSIC III Advisor, LLC, the term “GDFM” refers to GSO / Blackstone Debt Funds Management LLC, the term “GSO” refers to GSO Capital Partners LP, the term “Blackstone” refers to The Blackstone Group L.P., and the terms “FS Investment Solutions” and the “dealer manager” refer to FS Investment Solutions, LLC.

FS Investment Corporation III

We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. As such, we are required to comply with certain regulatory requirements. See “Regulation.” In addition, we have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Code. We formally commenced investment operations on April 2, 2014, upon raising gross proceeds in excess of $2.5 million, or the minimum offering requirement, from the sale of shares of our common stock to individuals and entities who were not affiliated with us or FSIC III Advisor. As of June 30, 2017, we had total assets of approximately $3.9 billion.

We are managed by FSIC III Advisor, a registered investment adviser under the Advisers Act, which oversees the management of our operations and is responsible for making investment decisions with respect to our portfolio. FSIC III Advisor has engaged GDFM to act as our investment sub-adviser. GDFM assists FSIC III Advisor in identifying investment opportunities and makes investment recommendations for approval by FSIC III Advisor, according to guidelines set by FSIC III Advisor. GDFM, a registered investment adviser under the Advisers Act, is a wholly-owned subsidiary of GSO. GSO is the credit platform of Blackstone, a leading global alternative asset manager and provider of financial advisory services. The credit platform is one of Blackstone’s four business segments. GSO is one of the world’s largest credit platforms in the alternative asset business with approximately $94.5 billion in assets under management as of June 30, 2017.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We seek to meet our investment objectives by:

●	utilizing the experience and expertise of the management teams of FSIC III Advisor and GDFM, along with the broader resources of GSO, which include its access to the relationships and human capital of its parent, Blackstone, in sourcing, evaluating and structuring transactions;

●	employing a defensive investment approach focused on long-term credit performance and principal protection;

●	focusing primarily on debt investments in a broad array of private U.S. middle market companies, which we define as companies with annual revenue of $50 million to $2.5 billion at the time of investment. In many market environments, we believe such a focus offers an opportunity for superior risk adjusted returns;

●	investing primarily in established, stable enterprises with positive cash flows; and

●	maintaining rigorous portfolio monitoring, in an attempt to anticipate and pre-empt negative credit events within our portfolio such as an event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company.

Our portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase or otherwise acquire minority interests in target companies, in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity. Any such minority interests are generally acquired in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, collateralized loan obligations, or CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. FSIC III Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure or otherwise make opportunistic investments, such as where the market price of loans, bonds or other securities investments reflects a lower value than deemed warranted by our fundamental analysis, which we believe may occur due to general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community and may include event driven investments, anchor orders (i.e., opportunities that are originated and then syndicated by a commercial or investment bank but where we provide a capital commitment significantly above the average syndicate participant) and CLOs. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Overview” for additional information about opportunistic investments.

The senior secured loans, second lien secured loans and senior secured bonds in which we invest generally have stated terms of three to seven years and subordinated debt investments that we make generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and seven years. However, there is no limit on the maturity or duration of any security in our portfolio. Our debt investments may be rated by a nationally recognized statistical rating organization, or NRSRO, and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service, Inc., or Moody’s, or lower than “BBB-” by Standard & Poor’s Ratings Services, or S&P). We also invest in non-rated debt securities. See “Investment Objectives and Strategies—Investment Types” for a more detailed description of the types of investments that comprise our portfolio.

To seek to enhance our returns, we employ leverage as market conditions permit and at the discretion of FSIC III Advisor, but in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act. See “Risk Factors—Risks Related to Debt Financing” for a discussion of the risks inherent in employing leverage.

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term. In an order dated June 4, 2013, the SEC granted exemptive relief to our affiliates, upon which we may rely, and which permits us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FSIC III Advisor, including FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation IV and any future BDCs that are advised by FSIC III Advisor or its affiliated investment advisers, or collectively our co-investment affiliates. We believe this relief has and may continue to enhance our ability to further our investment objectives and strategies. We believe this relief may also increase favorable investment opportunities for us, in part, by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us if such relief had not been obtained. Because our affiliates did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, we are permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance (e.g., where price is the only negotiated term).

While a BDC may list its shares for trading in the public markets, we have currently elected not to do so. We believe that a non-traded structure is more appropriate during our offering stage due to the long-term nature of the assets in which we invest. This structure allows us to operate with a long-term view, similar to that of private investment funds, instead of managing to quarterly market expectations. Furthermore, while our offering price, which exceeds our net asset value per share, is subject to adjustment in accordance with the 1940 Act and our share pricing policy, because our shares of common stock are not currently listed on a national securities exchange, our stockholders are not subject to the daily share price volatility associated with the public markets. However, the net asset value of our shares of common stock may still be volatile. See “Risk Factors—Risks Related to Our Continuous Public Offering and an Investment in Our Common Stock.”

We do not currently intend to list our shares on an exchange and do not expect a public market to develop for them in the foreseeable future. We intend to seek to complete a liquidity event within five years following the completion of our offering stage; however, the offering period may extend for an indefinite period. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two-year period. In addition, shares of BDCs listed on a national securities exchange frequently trade at a discount to net asset value. If we determine to pursue a listing of our shares on a national securities exchange, stockholders, including those who purchase shares at the offering price, may experience a loss on their investment if they sell their shares at a time when our shares are trading at a discount to net asset value. This risk is separate and distinct from the risk that our net asset value will decrease. See “Liquidity Strategy” for a discussion of what constitutes a liquidity event. However, there can be no assurance that we will be able to complete a liquidity event. See “Risk Factors—Risks Related to Our Continuous Public Offering and an Investment in Our Common Stock.”

To provide our stockholders with limited liquidity, we intend to continue to conduct quarterly tender offers pursuant to our share repurchase program. However, we are not obligated to continue to repurchase shares under our share repurchase program and even if we do so, the number of shares we repurchase in each quarterly tender offer will be limited to a certain amount. We currently intend to offer to repurchase such shares of common stock on each date of repurchase at a price equal to the Institutional offering price in effect on the date of repurchase. Our share repurchase program will be the only method by which our stockholders may obtain liquidity prior to a liquidity event. Therefore, prior to a liquidity event stockholders may not be able to sell their shares promptly and they may have to sell them at a significant discount to their purchase price. See “—Share Repurchase Program” and “Share Repurchase Program” for additional information regarding our share repurchase program.

Status of Our Continuous Public Offering

Since commencing our continuous public offering and through August 1, 2017, we have issued 294,406,456 shares of common stock for gross proceeds of approximately $2.80 billion. As of August 1, 2017, we had raised total gross proceeds of approximately $2.81 billion, including $200,000 of seed capital contributed by the principals of FSIC III Advisor in October 2013 and approximately $11.8 million in proceeds raised in a private placement completed in April 2014 from the principals of FSIC III Advisor, certain members of our board of directors and other individuals and entities affiliated with FSIC III Advisor and GDFM.

In February 2016, we closed our continuous public offering to investors who purchase through the IBD Channel, or the IBD Channel closing. As used herein, the IBD Channel refers to sales of shares of our common stock through broker-dealers (other than the dealer manager) that are members of the Financial Industry Regulatory Authority, or FINRA, and other properly licensed financial securities firms, whose contracts for services do not include a fixed or “wrap” fee or other asset-based fee arrangement, who we collectively refer to as selected broker-dealers. Historically, sales through the IBD Channel have constituted the majority of shares sold in our continuous public offering. We are currently offering shares of our common stock pursuant to this prospectus only to investors who purchase through the Institutional Channel and to certain affiliated investors who purchase through the dealer manager.

The following table summarizes the sales of shares of our common stock in our continuous public offering on a quarterly basis since we formally commenced investment operations in April 2014. Dollar amounts are presented in thousands, except share and per share data:

	Shares Sold(1)(2)	Average Price per Share(2)	Gross Proceeds
Fiscal 2014
June 30	18,317,725	$9.946	$182,190
September 30	35,768,078	9.939	355,510
December 31	42,164,788	9.882	416,663

	96,250,591	9.915	954,363

Fiscal 2015
March 31	32,854,857	$9.813	$322,411
June 30	38,446,672	9.819	377,500
September 30	39,676,896	9.647	382,775
December 31	33,382,773	9.151	305,479

	144,361,198	9.616	1,388,165

Fiscal 2016
March 31	18,270,448	$8.529	$155,836
June 30	5,616,618	8.031	45,107
September 30	6,083,029	8.318	50,597
December 31	5,725,644	8.546	48,933

	35,695,739	8.418	300,473

Fiscal 2017
March 31	8,416,416	$8.620	$72,547
June 30	7,555,666	8.638	65,269
September 30 (through August 1, 2017)	2,126,846	8.640	18,380

	18,098,928	8.630	156,196

	294,406,456	$9.508	$2,799,197

(1)	The number of shares sold includes 1,195,854, 7,283,080, 11,789,088 and 6,604,312 shares of common stock issued through our distribution reinvestment plan during 2014, 2015, 2016 and 2017 (through August 1, 2017), respectively.

(2)	All shares reflected in the table were sold at prices between $7.88 and $10.00 per share, depending on the public offering price then in effect and the amount of discounts or selling commissions and dealer manager fees waived by us or the dealer manager. No selling commissions or dealer manager fees will be charged on purchases of shares of our common stock pursuant to this prospectus, and the Institutional offering price therefore does not include any sales load. The amount of net proceeds to us will not be affected by the elimination of selling commissions and dealer manager fees. The current Institutional offering price is $8.64 per share. The offering price of our shares of common stock is subject to adjustment depending, in part, on our net asset value.

Capital Contributions by FSIC III Advisor and GDFM

In October 2013, pursuant to a private placement, Michael C. Forman and David J. Adelman, the principals of FSIC III Advisor, contributed an aggregate of $200,000, which was used in its entirety to purchase 22,222 shares of common stock at $9.00 per share, which represented the initial public offering price of $10.00 per share, excluding selling commissions and dealer manager fees. The principals will not tender these shares of common stock for repurchase as long as FSIC III Advisor remains our investment adviser.

In April 2014, pursuant to a private placement, Messrs. Forman (through an affiliated entity) and Adelman purchased 111,111 additional shares of common stock at $9.00 per share, which represented the initial public offering price of $10.00 per share, excluding selling commissions and dealer manager fees. The principals will not tender these shares of common stock for repurchase as long as FSIC III Advisor remains our investment adviser. In connection with the same private placement, certain members of our board of directors and other individuals and entities affiliated with FSIC III Advisor purchased 640,194 shares of common stock, and certain individuals and entities affiliated with GDFM purchased 558,334 shares of common stock, in each case at a price of $9.00 per share, which represented the initial public offering price of $10.00 per share, excluding selling commissions and dealer manager fees. In connection with the private placement, we sold an aggregate of 1,309,639 shares of common stock for aggregate proceeds of approximately $11.8 million upon satisfying the minimum offering requirement on April 2, 2014. As of May 2, 2017, we have issued an aggregate of 2,142,089 shares of common stock for aggregate proceeds of approximately $19.0 million to members of our board of directors and other individuals and entities affiliated with FSIC III Advisor and GDFM, including shares of common stock sold to Messrs. Forman and Adelman in October 2013 and shares sold in the private placement completed in April 2014.

Portfolio Update

As of June 30, 2017, our investment portfolio, with a total fair value of approximately $3.4 billion (62% in first lien senior secured loans, 9% in second lien senior secured loans, 4% in senior secured bonds, 20% in subordinated debt, 0% in collateralized securities and 5% in equity/other), consisted of interests in 113 portfolio companies. The portfolio companies that comprised our portfolio as of such date had an average annual earnings before interest, taxes, depreciation and amortization, or EBITDA, of approximately $131.0 million. As of June 30, 2017, the debt investments in our portfolio were purchased at a weighted average price of 98.3% of par, and our estimated gross portfolio yield, prior to leverage, was 9.4% based upon the amortized cost of our investments. For the six months ended June 30, 2017, our total return was 4.25% and our total return without assuming reinvestment of distributions was 4.22%. See “Investment Objectives and Strategies—Portfolio Update” for a list of the investments in our portfolio as of June 30, 2017.

Based on our regular weekly cash distribution amount of $0.013461 per share as of June 30, 2017 and our institutional offering price of $8.64 per share as of such date, the annualized distribution rate to stockholders as of June 30, 2017 was 8.10%. The annualized distribution rate to stockholders is expressed as a percentage equal to the projected annualized distribution amount per share divided by our institutional offering price per share as of June 30, 2017. Our annualized distribution rate to stockholders may include income, realized capital gains and a return of investors’ capital.

During the year ended December 31, 2016, we made investments in portfolio companies totaling approximately $1.4 billion. During the same period, we sold investments for proceeds of approximately $523.7 million and received principal repayments of approximately $590.4 million. As of December 31, 2016, our investment portfolio, with a total fair value of approximately $3.2 billion (66% in first lien senior secured loans, 7% in second lien senior secured loans, 3% in senior secured bonds, 19% in subordinated debt, 0% in collateralized securities and 5% in equity/other), consisted of interests in 114 portfolio companies. The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $159.5 million. As of December 31, 2016, the debt investments in our portfolio were purchased at a weighted average price of 98.2% of par and our estimated gross portfolio yield, prior to leverage, was 9.5% based upon the amortized cost of our investments. For the year ended December 31, 2016, our total return was 18.31% and our total return without assuming reinvestment of distributions was 17.58%.

Our estimated gross portfolio yield may be higher than a stockholder’s yield on an investment in shares of our common stock. Our estimated gross portfolio yield does not reflect operating expenses that may be incurred by us. In addition, our estimated gross portfolio yield and total return figures disclosed above do not consider the effect of any selling commissions or charges that may have been incurred in connection with the sale of shares of our common stock. Our estimated gross portfolio yield, total returns and annualized distribution rate to stockholders do not represent actual investment returns to stockholders, are subject to change and, in the future, may be greater or less than the rates set forth above. See “Risk Factors” for a discussion of the uncertainties, risks and assumptions associated with these statements. See footnotes 4 and 5 to the table included in “Selected Financial Data” for information regarding the calculations of our total returns.

About FSIC III Advisor

FSIC III Advisor is a subsidiary of our affiliate, FS Investments, a national sponsor of alternative investments designed for the individual investor. FSIC III Advisor is registered as an investment adviser with the SEC under the Advisers Act and is led by substantially the same personnel that form the investment and operations teams of the investment advisers that manage FS Investments’ other BDCs, and closed-end and open-end management investment companies and such personnel may serve in similar or other capacities for the investment advisers to future investment vehicles sponsored by FS Investments. See “Certain Relationships and Related Party Transactions.”

In addition to managing our investments, the managers, officers and other personnel of FSIC III Advisor also currently manage the following entities, or together with the Company, the Fund Complex, through affiliated investment advisers:

Name	Entity	Investment Focus	Gross Assets(1)
FS Investment Corporation	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$4,110,120
FS Energy and Power Fund	BDC	Primarily invests in debt and income-oriented equity securities of privately held U.S. companies in the energy and power industry.	$4,389,484
FS Investment Corporation II	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$5,088,256
FS Investment Corporation IV	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$313,175
FS Energy Total Return Fund(2)	Closed-end management investment company	Primarily invests in the equity and debt securities of natural resource companies.	$27,310
FS Global Credit Opportunities Fund(3)	Closed-end management investment company	Primarily invests in secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments.	$2,275,829
FS Multi-Strategy Alternatives Fund(4)	Open-end management investment company	Primarily invests in a broad spectrum of alternative investment strategies with low correlation to equity and fixed income markets.	$28,962
FS Credit Real Estate Income Trust, Inc(5)	Real estate investment trust	Primarily invests in senior loans secured by commercial real estate primarily in the U.S.	$200

(1)	As of June 30, 2017, except FS Energy Total Return Fund, which is presented as of April 30, 2017. Amounts presented in thousands.

(2)	FS Energy Total Return Fund commenced investment operations on March 15, 2017.

(3)	Two funds affiliated with FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—ADV and FS Global Credit Opportunities Fund—T2, or together, the FSGCOF Offered Funds, which have the same investment objectives and strategies as FS Global Credit Opportunities Fund, currently offer common shares of beneficial interest to the public and invest substantially all of the net proceeds of their respective offerings in FS Global Credit Opportunities Fund. Three other funds affiliated with FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A, FS Global Credit Opportunities Fund—D and FS Global Credit Opportunities Fund—T, or together, the FSGCOF Closed Funds, which also have the same investment objectives and strategy as FS Global Credit Opportunities Fund, closed their respective continuous public offerings to new investors in April 2016, with respect to FS Global Credit Opportunities Fund—A and FS Global Credit Opportunities Fund—D, and in June 2017, with respect to FS Global Credit Opportunities Fund—T.

(4)	FS Multi-Strategy Alternatives Fund commenced investment operations on May 16, 2017.

(5)	FS Credit Real Estate Income Trust, Inc. commenced investment operations on September 13, 2017.

Our chairman, president and chief executive officer, Michael C. Forman, has led FSIC III Advisor since its inception. In 2007, he co-founded FS Investments with the goal of delivering alternative investment solutions, advised by what FS Investments believes to be best-in-class institutional asset managers, to individual investors nationwide. In addition to leading FSIC III Advisor, with the exception of FS Multi-Strategy Alternatives Fund, Mr. Forman currently serves as chairman and chief executive officer of each of the other funds in the Fund Complex and each of their respective investment advisers. Mr. Forman currently serves as chairman and president of FS Multi-Strategy Alternatives Fund and chairman and chief executive officer of its respective investment adviser.

FSIC III Advisor’s senior management team has significant experience in private lending and private equity investing, and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as BDCs. See “Investment Objectives and Strategies—About FSIC III Advisor.” We believe that the active and ongoing participation by FS Investments and its affiliates in the credit markets, and the depth of experience and disciplined investment approach of FSIC III Advisor’s management team, will allow FSIC III Advisor to successfully execute our investment strategies. See “Management” for biographical information regarding FSIC III Advisor’s senior management team.

All investment decisions require the unanimous approval of FSIC III Advisor’s investment committee, which is currently comprised of Mr. Forman, Gerald F. Stahlecker, Zachary Klehr, and Sean Coleman. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and annually reviews our amended and restated investment advisory and administrative services agreement, by and between us and FSIC III Advisor, dated as of August 6, 2014, or the investment advisory and administrative services agreement, and the investment sub-advisory agreement that FSIC III Advisor has entered into with GDFM to determine, among other things, whether the fees payable under such agreements are reasonable in light of the services provided. See “Investment Advisory and Administrative Services Agreement” for more information, including information regarding the termination provisions, of the investment advisory and administrative services agreement.

About GDFM

From time to time, FSIC III Advisor may enter into sub-advisory relationships with registered investment advisers that possess skills that FSIC III Advisor believes will aid it in achieving our investment objectives. FSIC III Advisor has engaged GDFM to act as our investment sub-adviser. GDFM assists FSIC III Advisor in identifying investment opportunities and makes investment recommendations for approval by FSIC III Advisor, according to guidelines set by FSIC III Advisor. GDFM also serves as the investment sub-adviser to FS Investment Corporation, FS Investment Corporation II and FS Investment Corporation IV. Furthermore, GDFM’s parent, GSO, serves as the investment sub-adviser to FS Energy and Power Fund and FS Global Credit Opportunities Fund. GDFM is a Delaware limited liability company with principal offices located at 345 Park Avenue, New York, New York 10154.

GDFM is a wholly-owned subsidiary of GSO. GSO is the credit platform of Blackstone, a leading global alternative asset manager. The credit platform is one of Blackstone’s four business segments. As of June 30, 2017, GSO and its affiliates, excluding Blackstone, managed approximately $94.5 billion of assets across multiple strategies and investment types within the leveraged finance marketplace, including leveraged loans, high-yield bonds, distressed, mezzanine and private equity. As investment sub-adviser, GDFM makes recommendations to FSIC III Advisor in a manner that is consistent with its existing investment and monitoring processes. See “Investment Objectives and Strategies—About GDFM.”

Blackstone is a leading global alternative asset manager and provider of financial advisory services. It is one of the largest independent managers of private capital in the world, with assets under management of approximately $371 billion as of June 30, 2017. Blackstone’s alternative asset management businesses include the management of private equity funds, real estate funds, funds of hedge funds, credit-oriented funds, collateralized loan obligation vehicles, separately managed accounts and publicly-traded closed-end mutual funds. Blackstone is a publicly-traded limited partnership that has common units which trade on the NYSE under the ticker symbol “BX.” Information about Blackstone and its various affiliates, including certain ownership, governance and financial information, is disclosed in Blackstone’s periodic filings with the SEC, which can be obtained from Blackstone’s website at http://ir.blackstone.com or the SEC’s website at www.sec.gov. Information contained on Blackstone’s website and in Blackstone’s filings with the SEC is not incorporated by reference into this prospectus and such information should not be considered to be part of this prospectus.

Risk Factors

An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in shares of our common stock. The following are some of the risks an investment in us involves:

●	An investment in shares of our common stock is not suitable for you if you might need access to the money you invest in the foreseeable future.

●	You may not have access to the money you invest for an indefinite period of time.

●	You should not expect to be able to sell your shares regardless of how we perform.

●	If you are unable to sell your shares, you will be unable to reduce your exposure on any market downturn.

●	We do not intend to list our shares on any securities exchange during or for what may be a significant time after the offering period, and we do not expect a secondary market in the shares to develop.

●	If you are able to sell your shares before we complete a liquidity event, you may receive less than you paid for them.

●

We have implemented a share repurchase program pursuant to which we intend to conduct quarterly repurchases of a limited number of outstanding shares of our common stock. On May 10, 2017, our board of directors amended the share repurchase program. As amended, we will limit the maximum number of shares of common stock to be repurchased for any repurchase offer to the greater of (A) the number of shares of common stock that we can repurchase with the proceeds we have received from the sale of shares of common stock under our distribution reinvestment plan during the twelve-month period ending on the date the applicable repurchase offer expires (less the amount of proceeds used to repurchase shares of common stock on each previous repurchase date for repurchase offers conducted during such twelve-month period) (we refer to this limitation as the twelve-month repurchase limitation) and (B) the number of shares of common stock that we can repurchase with the proceeds we receive from the sale of shares of common stock under our distribution reinvestment plan during the three-month period ending on the date the applicable repurchase offer expires (we refer to this limitation as the three-month repurchase limitation). In addition to this limitation, the maximum number of shares of common stock to be repurchased for any repurchase offer will also be limited to 10.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter. As a result, the maximum number of shares of common stock to be repurchased for any repurchase offer will not exceed the lesser of (i) 10.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter, and (ii) whichever is greater of the twelve-month repurchase limitation described in clause (A) above and the three-month repurchase limitation described in clause (B) above. In addition, any such repurchases will be at the current Institutional offering price in effect on the date of repurchase, which price may be less than what you paid for the shares being repurchased.

●	Our board of directors may amend, suspend or terminate our share repurchase program at any time.

●	Our distributions to stockholders may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to you through distributions will be distributed after payment of fees and expenses.

●	Our previous distributions to stockholders were funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that are subject to repayment to our affiliate, FS Investments, and our future distributions may be funded from such waivers and reimbursements. Significant portions of these distributions were not based on our investment performance and such waivers and reimbursements by FS Investments and its affiliates, including FSIC III Advisor, may not continue in the future and may be terminated at any time. If FS Investments had not agreed to reimburse certain of our expenses, including through the waiver of certain of its advisory fees, significant portions of these distributions would have come from offering proceeds or borrowings. The repayment of any amounts owed to FS Investments will reduce the future distributions to which you would otherwise be entitled.

●	Investing in middle market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.

●	Investment strategies focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

●	A lack of liquidity in certain of our investments may adversely affect our business.

●	We have not identified specific future investments that we will make with the proceeds of this offering, and therefore you will not have the opportunity to evaluate our investments prior to purchasing shares of our common stock. As a result, our offering may be considered a “blind pool” offering.

●	We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

●	While the management team of FSIC III Advisor consists of substantially the same personnel that form the investment and operations teams of the investment advisers to each of the other funds in the Fund Complex, before advising us, FSIC III Advisor had not managed a BDC or a RIC. Therefore, FSIC III Advisor may not be able to successfully operate our business or achieve our investment objectives.

●	Future disruptions or instability in capital markets could have a materially adverse effect on our business, financial condition and results of operations.

●	Uncertainty with respect to the financial stability of the United States and several countries in the European Union could have a material adverse effect on our business, financial condition and results of operations.

●	Future economic recessions or downturns could impair our portfolio companies and harm our operating results.

●	There is a risk that investors in our common stock may not receive distributions or that our distributions will not grow over time.

●	We may pay distributions from offering proceeds, borrowings or the sale of assets to the extent our cash flow from operations, net investment income or earnings are not sufficient to fund declared distributions. We have not established limits on the amount of funds we may use from available sources to make distributions.

●	The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings. Therefore, it is possible that a portion of the distributions that we make may represent a return of capital to you. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with the offering, including any fees payable to FSIC III Advisor. Moreover, a return of capital will generally not be taxable, but will reduce each stockholder’s cost basis in our common stock, and will result in a higher reported capital gain or lower reported capital loss when the common stock on which such return of capital was received is sold. Each year a statement on Form 1099-DIV identifying the sources of the distributions that we make will be mailed to you subject to information reporting. See “Material U.S. Federal Income Tax Considerations—Taxation of U.S. Stockholders” for a discussion of the tax treatment of distribution proceeds.

●	We have elected to be treated, and intend to qualify annually as a RIC for U.S. federal income tax purposes. Failure to maintain our qualification as a RIC would subject us to U.S. federal income tax on all of our income, which would have a material adverse effect on our financial performance.

●	As a result of the Annual Distribution Requirement (as defined below) to maintain our ability to be subject to tax as a RIC, we will likely need to continually raise cash or borrow to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all.

●	We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.

●

We may from time to time enter into credit default swaps or other derivative transactions that seek to modify or replace the investment performance of a particular reference security or other asset. These investments may present risks in excess of those resulting from the referenced security or other asset. Because these transactions are not an acquisition of the referenced security or other asset itself, the investor has no right directly to enforce compliance with the terms of the referenced security or other asset and has no voting or other consensual rights of ownership with respect to the referenced security or other asset. In the event of insolvency of a counterparty, we will be treated as a general creditor of the counterparty and will have no claim of title with respect to the referenced security or other asset. Derivative investments effectively add leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.

●	Certain investments that we may make may include equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity. In addition, we may make direct equity investments in portfolio companies. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We may also be unable to realize any value if a portfolio company does not have a liquidity event.

●	It is anticipated that distributions paid by us generally will not qualify for the preferential tax rate currently applicable to distributions paid to non-corporate stockholders (including individuals) that are attributable to dividends from U.S. corporations and certain qualified foreign corporations, or Qualifying Dividends, or for the corporate dividends received deduction.

●	A significant portion of our portfolio is and will be recorded at fair value as determined in good faith by our board of directors and, as a result, there is uncertainty as to the value of our portfolio investments.

●	We invest primarily in senior secured loans, second lien secured loans and senior secured bonds of private middle market U.S. companies and, to a lesser extent, subordinated debt and selected equity investments issued by private U.S. companies. There is no limit on the amount of subordinated debt and selected equity investments in which we may invest. For our senior secured debt investments, the collateral pledged may decrease in value or lose its entire value over time, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, which may lead to a loss in principal. In addition, collateral is generally only available to satisfy second lien debt after senior secured debt has been paid in full, which may also lead to a loss in principal. Subordinated debt investments are typically unsecured, and this may involve a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. In addition, our senior secured and second lien secured loan investments generally will be callable by the issuer at any time, which may decrease our returns on such investments. Our subordinated debt investments typically will have customary call protections, but such investments generally may be called by the issuer prior to their stated maturity, which may decrease our returns on such investments.

●	We may invest in non-U.S. securities to the extent permitted by the 1940 Act. Because evidences of ownership of such securities usually are held outside the United States, we would be subject to additional risks if we invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on such non-U.S. securities. Because non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected unfavorably by changes in currency rates and exchange control regulations.

●

The potential for FSIC III Advisor to earn incentive fees under the investment advisory and administrative services agreement may create an incentive for it to enter into investments that are riskier or more speculative than would otherwise be in our best interests, and, since the base management fee is based on the average weekly value of our gross assets (equal to the total assets set forth on our consolidated balance sheet), FSIC III Advisor may have an incentive to increase portfolio leverage in order to earn higher base management fees. In addition, since GDFM receives a portion of the advisory fees paid to FSIC III Advisor, GDFM may have an incentive to recommend investments that are riskier or more speculative.

●	This is a “best efforts” offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make.

●	FSIC III Advisor, its affiliates and GDFM face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner, but which may result in actions that are not in your best interests, such as the Company being unable to participate in or dispose of investments at appropriate times or favorable prices.

●	The purchase price at which you purchase shares will be determined at each weekly closing date. As a result, your purchase price may be higher than the prior weekly closing price per share, and therefore you may receive fewer shares than if you had subscribed at the prior weekly closing price.

●	We borrow funds to make investments. As a result, we are exposed to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage increases the volatility of investments by magnifying the potential for gain and loss on amounts invested, therefore increasing the risks associated with investing in our securities.

●	The agreements governing the financing arrangements of our wholly-owned financing subsidiaries contain various covenants which, if not complied with, could accelerate repayment under the applicable arrangement, which would materially and adversely affect our liquidity, financial condition and our ability to pay distributions to our stockholders.

●	The total return swap, or the TRS, entered into by our wholly-owned financing subsidiary, Center City Funding LLC, or Center City Funding, for a portfolio of senior secured floating rate loans with Citibank, N.A., or Citibank, exposes us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.

●	Because the dealer manager, FS Investment Solutions, LLC, is an affiliate of ours and FSIC III Advisor, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review.

See “Risk Factors” beginning on page 42 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Market Opportunity

We believe that there are and will continue to be significant investment opportunities in the senior secured and second lien secured loan asset class, as well as investments in debt securities of middle market companies.

Attractive Opportunities in Senior Secured and Second Lien Secured Loans

We believe that opportunities in senior secured and second lien secured loans are significant because of the variable rate structure of most senior secured debt issues and because of the strong defensive characteristics of this investment class. Given current market conditions, we believe that debt issues with variable interest rates often offer a superior return profile to fixed-rate securities, since variable interest rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment.

Senior secured debt also provides strong defensive characteristics. Because this debt has priority in payment among an issuer’s security holders (i.e., holders are due to receive payment before junior creditors and equityholders), they carry the least potential risk among investments in the issuer’s capital structure. Further, these investments are secured by the issuer’s assets, which may be seized in the event of a default, if necessary. They generally also carry restrictive covenants aimed at ensuring repayment before junior creditors, such as most types of unsecured bondholders, and other security holders and preserving collateral to protect against credit deterioration.

Opportunity in Middle Market Private Companies

In addition to investing in senior secured and second lien secured loans generally, we believe that the market for lending to private companies, particularly middle market private companies within the United States, is underserved and presents a compelling investment opportunity. We believe that the following characteristics support our belief:

Large Target Market. According to The U.S. Census Bureau, in its 2012 economic census, there were approximately 42,600 middle market companies in the United States with annual revenues between $50 million and $2.5 billion, compared with approximately 1,350 companies with revenues greater than $2.5 billion. These middle market companies represent, we believe, a significant portion of the growth segment of the U.S. economy and often require substantial capital investment to grow their businesses. Middle market companies have generated a significant number of investment opportunities for us and investment programs managed by our affiliates and GDFM over the past several years, and we believe that this market segment will continue to produce significant investment opportunities for us.

Limited Investment Competition. Despite the size of the market, we believe that regulatory changes and other factors have diminished the role of traditional financial institutions in providing financing to middle market companies. As tracked by S&P Capital IQ LCD, U.S. banks’ share of senior secured loans to middle market companies represented 6% of overall middle market loan volume in 2016, down slightly from 7% in 2015 and down from nearly 20% in 2011. However, the continuation of this trend is uncertain as a result of the potentially changing regulatory landscape due to the new presidential administration.

In addition, regulatory uncertainty regarding CLOs may limit financing available to middle market companies. Risk retention and certain limitations placed on some banks’ ability to hold CLO securities may also inhibit future CLO creation and future lending to middle market companies. CLOs represented 62.3% of the institutional investor base for broadly syndicated loans in 2016, as tracked by S&P Capital IQ LCD, and any decline in the formation of new CLOs will likely have broad implications for the senior secured loan marketplace and for middle market borrowers.

We also believe that lending and originating new loans to middle market companies, which are often private, generally requires a greater dedication of the lender’s time and resources compared to lending to larger companies, due in part to the smaller size of each investment and the often fragmented nature of information available from these companies. Further, many investment firms lack the breadth and scale necessary to identify investment opportunities, particularly in regards to directly originated investments in middle market companies, and thus we believe that attractive investment opportunities are often overlooked. In addition, middle market companies may require more active monitoring and participation on the lender’s part. We believe that many large financial organizations, which often have relatively high cost structures, are not suited to deal with these factors and instead emphasize services and transactions to larger corporate clients with a consequent reduction in the availability of financing to middle market companies.

Attractive Market Segment. We believe that the underserved nature of such a large segment of the market can at times create a significant opportunity for investment. In many environments, we believe that middle market companies are more likely to offer attractive economics in terms of transaction pricing, up-front and ongoing fees, prepayment penalties and security features in the form of stricter covenants and quality collateral than loans to larger companies. In addition, as compared to larger companies, middle market companies often have simpler capital structures and carry less leverage, thus aiding the structuring and negotiation process and allowing us greater flexibility in structuring favorable transactions. We believe that these factors will result in advantageous conditions in which to pursue our investment objectives of generating current income and, to a lesser extent, long-term capital appreciation.

Characteristics of and Risks Related to Investments in Private Companies

We invest primarily in the debt of private middle market U.S. companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet the obligations under their debt securities that we hold. Second, the investments themselves may often be illiquid. The securities of most of the companies in which we invest are not publicly-traded or actively-traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. In addition, our directly originated investments generally will not be traded on any secondary market and a trading market for such investments may not develop. These securities may also be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. These investments may also be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies often may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of FSIC III Advisor and/or GDFM to obtain adequate information through their due diligence efforts to evaluate the creditworthiness of, and risks involved in, investing in these companies, and to determine the optimal time to exit an investment. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act of 2002, as amended, or the Sarbanes-Oxley Act, and other rules and regulations that govern public companies that are designed to protect investors. See “Risk Factors—Risks Related to Our Investments—Investment strategies focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.”

Investment Strategies

Our principal focus is to invest in senior secured and second lien secured loans of private middle market U.S. companies, and to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase or otherwise acquire minority interests in target companies, in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity. Any such minority interests are generally acquired in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. FSIC III Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure or otherwise make opportunistic investments, such as where the market price of loans, bonds or other securities investments reflects a lower value than deemed warranted by our fundamental analysis, which we believe may occur due to general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community and may include event driven investments, anchor orders (i.e., opportunities that are originated and then syndicated by a commercial or investment bank but where we provide a capital commitment significantly above the average syndicate participant) and CLOs. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Overview” for additional information about opportunistic investments.

When identifying prospective portfolio companies, we focus primarily on the attributes set forth below, which we believe will help us generate higher total returns with an acceptable level of risk. While these criteria provide general guidelines for our investment decisions, we caution investors that, if we believe the benefits of investing are sufficiently strong, not all of these criteria necessarily will be met by each prospective portfolio company in which we choose to invest. These attributes are:

●	Leading, defensible market positions. We seek to invest in companies that have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service our debt in a range of economic environments. We seek companies that can protect their competitive advantages through scale, scope, customer loyalty, product pricing or product quality versus their competitors, thereby minimizing business risk and protecting profitability.

●	Investing in stable companies with positive cash flow. We seek to invest in established, stable companies with strong profitability and cash flows. Such companies, we believe, are well-positioned to maintain consistent cash flow to service and repay our loans and maintain growth in their businesses or market share. We do not intend to invest to any significant degree in start-up companies, turnaround situations or companies with speculative business plans.

●	Proven management teams. We focus on companies that have experienced management teams with an established track record of success. We typically prefer our portfolio companies to have proper incentives in place, which may include non-cash and performance-based compensation, to align management’s goals with ours.

●

Private equity sponsorship. Often, we seek to participate in transactions sponsored by what we believe to be sophisticated and seasoned private equity firms. FSIC III Advisor’s management team believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company is an endorsement of the quality of the investment. Further, by co-investing with such experienced private equity firms which commit significant sums of equity capital ranking junior in priority of payment to our debt investments, we may benefit from the due diligence review performed by the private equity firm, in addition to our own due diligence review. Further, strong private equity sponsors with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational or financial issues arise, which could provide additional protections for our investments.

●	Allocation among various issuers and industries. We seek to allocate our portfolio broadly among issuers and industries, thereby attempting to reduce the risk of a downturn in any one company or industry having a disproportionate adverse impact on the value of our portfolio.

●	Viable exit strategy. While we attempt to invest in securities that may be sold in a privately negotiated over-the-counter market, providing us a means by which we may exit our positions, we expect that a large portion of our portfolio may not be sold on this secondary market. For any investments that are not able to be sold within this market, we focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

See “Investment Objectives and Strategies” for additional information regarding our investment strategies.

In addition, in an order dated June 4, 2013, the SEC granted exemptive relief that, subject to the satisfaction of certain conditions, expands our ability to co-invest in certain privately negotiated investment transactions with our co-investment affiliates, which we believe has and may continue to enhance our ability to further our investment objectives and strategies.

Potential Competitive Strengths

We believe that we offer investors the following potential competitive strengths:

Global platform with seasoned investment professionals. We believe that the breadth and depth of the experience of FSIC III Advisor’s senior management team, together with the wider resources of GSO’s investment team, which is dedicated to sourcing, structuring, executing, monitoring and harvesting a broad range of private investments, as well as the specific expertise of GDFM, provide us with a significant competitive advantage in sourcing and analyzing attractive investment opportunities.

Long-term investment horizon. Our long-term investment horizon gives us great flexibility, which we believe allows us to maximize returns on our investments. Unlike most private equity and venture capital funds, as well as many private debt funds, we are not required to return capital to our stockholders once we exit a portfolio investment. We believe that freedom from such capital return requirements, which allows us to invest using a longer-term focus, provides us with the opportunity to increase total returns on invested capital, compared to other private company investment vehicles.

GDFM transaction sourcing capability. FSIC III Advisor seeks to leverage GDFM’s significant access to transaction flow. GDFM seeks to generate investment opportunities through syndicate and club deals (generally, investments made by a small group of investment firms) and, subject to regulatory constraints as discussed under “Regulation,” and the allocation policies of GDFM and its affiliates, as applicable, also through GSO’s direct origination channels. GDFM also relies on its relationships with private equity sponsors, investment banks and commercial banks to source investment opportunities. These include significant contacts to participants in the credit and leveraged finance marketplace, which it can draw upon in sourcing investment opportunities for us. With respect to syndicate and club deals, GDFM has built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the long track record of its investment professionals in the leveraged finance marketplace. With respect to GDFM’s origination channel, FSIC III Advisor seeks to leverage the global presence of GSO to generate access to a substantial amount of directly originated transactions with attractive investment characteristics. We believe that the broad network of GDFM provides a significant pipeline of investment opportunities for us. GDFM also relies on its relationships with private equity sponsors, investment banks and commercial banks to source investment opportunities. GDFM also has a significant trading platform, which, we believe, allows us access to the secondary market for investment opportunities.

Disciplined, income-oriented investment philosophy. FSIC III Advisor and GDFM employ a defensive investment approach focused on long-term credit performance and principal protection. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at portfolio companies which would result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining the potential for long-term capital appreciation.

Investment expertise across all levels of the corporate capital structure. FSIC III Advisor and GDFM believe that their broad expertise and experience investing at all levels of a company’s capital structure enable us to manage risk while affording us the opportunity for significant returns on our investments. We attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform in a broad range of economic conditions.

See “Investment Objectives and Strategies—Potential Competitive Strengths” for a more detailed description of the competitive strengths we believe we offer our investors.

Plan of Distribution

This is a continuous offering of shares of our common stock as permitted by the federal securities laws. This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not annually renewed or otherwise extended. The dealer manager is not required to sell any specific number or dollar amount of shares but intends to use its best efforts to sell the shares offered. The initial minimum permitted purchase is $25,000 in shares of our common stock, provided that the dealer manager may waive this requirement in its sole and absolute discretion.

In February 2016, we closed our continuous public offering to investors who purchase through the IBD Channel. We are currently offering shares of our common stock pursuant to this prospectus on a continuous basis only to investors who purchase through the Institutional Channel and to certain affiliated investors who purchase through the dealer manager. For purposes of this offering, affiliated investors means our executive officers and directors and their immediate family members, as well as officers and employees of FSIC III Advisor and its affiliates and their immediate family members and other individuals designated by management, and, if approved by our board of directors, joint venture partners, consultants and other service providers.

The current Institutional offering price is $8.64 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price per share that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our then-current net offering price, we will reduce our Institutional offering price in order to establish a new Institutional offering price that is not more than 2.5% above our net asset value per share. Promptly following any such adjustment to the Institutional offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at www.fsinvestments.com.

The table below summarizes prior adjustments we have made to our per share Institutional offering price and the closing date on which such adjustments were first effective.

Adjusted Per Share Offering Price	First Effective Closing Date
$8.87	December 17, 2014
$8.91	February 18, 2015
$8.96	February 25, 2015
$8.87	August 19, 2015
$8.78	August 26, 2015
$8.64	September 30, 2015
$8.55	October 7, 2015
$8.46	November 18, 2015
$8.42	November 25, 2015
$8.37	December 9, 2015
$8.19	December 16, 2015
$8.15	December 30, 2015
$8.01	January 20, 2016
$7.97	January 27, 2016
$7.88	February 10, 2016
$7.97	April 27, 2016
$8.01	May 4, 2016
$8.06	May 18, 2016
$8.10	June 8, 2016
$8.19	July 6, 2016
$8.24	July 20, 2016
$8.28	August 3, 2016
$8.33	August 17, 2016
$8.37	September 7, 2016
$8.42	September 28, 2016
$8.51	October 5, 2016
$8.55	October 26, 2016
$8.60	January 11, 2017
$8.64	February 15, 2017

FS Investment Solutions acts as the dealer manager in connection with the sale of shares of our common stock registered in this offering. The dealer manager was formed in 2007 and is an affiliate of FSIC III Advisor. FS Investment Solutions also serves as the dealer manager in connection with the continuous public offerings of shares by FS Investment Corporation IV, the FSGCOF Offered Funds and FS Credit Real Estate Income Trust, Inc., and served as the dealer manager in connection with the continuous public offerings of shares by FS Investment

Corporation, FS Investment Corporation II, FS Global Credit Opportunities Fund—A, FS Global Credit Opportunities Fund—D, FS Energy and Power Fund and FS Global Credit Opportunities Fund—T, which closed to new investors in May 2012, March 2014, April 2016, April 2016, November 2016 and June 2017, respectively. See “Plan of Distribution—Compensation of the Dealer Manager and Selected Broker-Dealers” for information regarding the historical fees paid to the dealer manager in this offering.

To purchase shares in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater than $25,000 (unless otherwise permitted by the dealer manager) and pay such amount at the time of subscription. You should make your check payable to “FS Investment Corporation III.” Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit. See “—How to Subscribe.”

Suitability Standards

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. For the foreseeable future, there is not expected to be any public market for shares of our common stock, which means that it may be difficult for stockholders to sell shares. As a result, we have established suitability standards which require investors to have either (i) a net worth (not including home, furnishings and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor: (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the investor’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of FSIC III Advisor and GDFM and (e) the tax consequences of the investment. For additional information, including special suitability standards for residents of certain states, see “Suitability Standards.”

How to Subscribe

Investors who meet the suitability standards described herein may purchase shares of our common stock. Investors seeking to purchase shares of our common stock should proceed as follows:

●	Read this entire prospectus and any appendices and supplements accompanying this prospectus.

●	Complete the execution copy of the subscription agreement provided by your financial representative. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A.

●	Deliver a check for the full purchase price of the shares of our common stock being subscribed for, along with the completed subscription agreement, as instructed by the Advisor. You should make your check payable to “FS Investment Corporation III.” The initial minimum permitted purchase is $25,000, provided that the dealer manager may waive this requirement in its sole and absolute discretion. After you have satisfied the applicable minimum purchase requirement, additional purchases must be made in increments of $500, except for purchases made pursuant to our distribution reinvestment plan.

●	By executing the subscription agreement and paying the total purchase price for the shares of our common stock subscribed for, each investor attests that he or she meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms.

Subscriptions will be effective only upon our acceptance and we reserve the right to reject any subscription in whole or in part. Subscriptions generally will be accepted or rejected within 15 days of receipt by us, and, each investor will be admitted not later than the last day of the calendar month following the date the investor’s subscription was accepted by us. If the investor’s subscription is accepted, we will send confirmation and notice of our acceptance to the investor. If rejected, all funds (without interest) will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected. We are not permitted to accept a subscription for shares of our common stock until at least five business days after the date you receive a final prospectus.

An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee.

Estimated Use of Proceeds

We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments primarily in private U.S. companies in accordance with our investment objectives and using the strategies described in this prospectus. We anticipate that the remainder will be used for working capital and general corporate purposes, including the payment of operating expenses. However, we have not established limits on the use of proceeds from this offering or the amount of funds we may use from available sources to make distributions to our stockholders. There can be no assurance we will be able to sell all of the shares we are registering. If we sell only a portion of the shares we are registering, we may be unable to achieve our investment objectives or allocate our portfolio among various issuers and industries. Pending investment of the proceeds raised in this offering, we intend to invest the net proceeds primarily in cash, cash equivalents, including money market funds, or short-term securities consistent with our BDC election and our election to be taxed as a RIC. See “Estimated Use of Proceeds.”

Share Repurchase Program

We do not currently intend to list our shares of common stock on any securities exchange and do not expect a public market for them to develop in the foreseeable future. Therefore, stockholders should not expect to be able to sell their shares at a desired price or at all.

To provide our stockholders with limited liquidity, we intend to continue to conduct quarterly tender offers pursuant to our share repurchase program. The first such tender offer commenced in August 2014. The following table reflects certain information regarding the tender offers we have conducted to date. Dollar amounts are presented in thousands, except share and per share data.

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Percentage of Outstanding Shares Repurchased as of the Repurchase Date	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2014
September 30, 2014	October 1, 2014	4,050	100%	0.01%	$9.000	$36
Fiscal 2015
December 31, 2014	January 7, 2015	16,692	100%	0.02%	$8.865	$148
March 31, 2015	April 1, 2015	60,626	100%	0.05%	$8.955	$543
June 30, 2015	July 8, 2015	316,818	100%	0.19%	$8.955	$2,837
September 30, 2015	October 7, 2015	274,874	100%	0.13%	$8.550	$2,350
Fiscal 2016
December 31, 2015	January 6, 2016	569,282	100%	0.24%	$8.145	$4,637
March 31, 2016	April 6, 2016	1,042,946	100%	0.40%	$7.875	$8,213
June 30, 2016	July 6, 2016	969,112	100%	0.37%	$8.190	$7,937
September 30, 2016	October 5, 2016	2,030,975	100%	0.76%	$8.505	$17,273
Fiscal 2017
December 31, 2016	January 4, 2017	1,536,048	100%	0.56%	$8.550	$13,133
March 31, 2017	April 5, 2017	2,470,559	100%	0.88%	$8.640	$21,346
June 30, 2017	July 5, 2017	3,932,392	100%	1.38%	$8.640	$33,976

Our quarterly repurchases will be conducted on such terms as may be determined by our board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of our board of directors, such repurchases would not be in the best interests of our stockholders or would violate applicable law. We will conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the 1940 Act. In months in which we repurchase shares, we generally will conduct repurchases on the same date that we hold our first weekly closing in such month for the sale of shares in this continuous public offering. Any offer to repurchase shares will be conducted solely through tender offer materials mailed to each stockholder and is not being made through this prospectus.

Historically, we limited the number of shares of common stock to be repurchased during any calendar year to the lesser of (i) the number of shares of common stock we can repurchase with the proceeds we receive from the issuance of shares of our common stock under our distribution reinvestment plan and (ii) 10% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter. On May 10, 2017, our board of directors amended the share repurchase program. As amended, we will limit the maximum number of shares of common stock to be repurchased for any repurchase offer to the greater of (A) the number of shares of common stock that we can repurchase subject to the twelve-month repurchase limitation and (B) the number of shares of common stock that we can repurchase subject to the three-month repurchase limitation. In addition to this limitation, the maximum number of shares of common stock to be repurchased for any repurchase offer will also be limited to 10.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter. As a result, the maximum number of shares of common stock to be repurchased for any repurchase offer will not exceed the lesser of (i) 10.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter, and (ii) whichever is greater of the twelve-month repurchase limitation described in clause (A) above and the three-month repurchase limitation described in clause (B) above. The purpose of this amendment was to provide the potential for the repurchase of a greater number of shares under the share repurchase program, particularly in the early quarters of the calendar year, in light of the limitation relating to proceeds received in connection with our distribution reinvestment plan. Because our distribution reinvestment plan is structured as an “opt-in” program that requires stockholders to affirmatively elect to have their cash distributions reinvested in additional shares of common stock, such requirement may contribute to the illiquidity of our shares. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from the liquidation of securities investments as of the end of the applicable period to repurchase shares of common stock. We currently intend to offer to purchase such shares of common stock on each date of repurchase at a price equal to the Institutional offering price in effect on the date of repurchase. FSIC III Advisor will not receive any separate fees in connection with the repurchase of shares under our share repurchase program.

If you wish to tender your shares to be repurchased, you must either tender at least 25% of the shares you have purchased or all of the shares that you own. If you choose to tender only a portion of your shares, you must maintain a minimum balance of $5,000 worth of shares of common stock following a tender of shares for repurchase. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro-rata basis. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. To the extent you seek to tender all of the shares that you own and we repurchase less than the full amount of shares that you request to have repurchased, you may maintain a balance of shares of common stock of less than $5,000 following such share repurchase. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you may not be able to dispose of your shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules promulgated under the Code.

For the reasons described above, you may not be able to sell your shares promptly or at a desired price under our share repurchase program. If you are able to sell your shares under our share repurchase program, you may have to sell them at a discount to your purchase price.

Our share repurchase program will be the only method by which you may obtain liquidity prior to a liquidity event. While we currently intend to conduct quarterly tender offers as described above, we are not required to do so and may amend, suspend or terminate the share repurchase program at any time upon 30 days’ notice. We intend to conduct our share repurchase program in compliance with criteria set forth in the December 19, 2013 SEC order granting limited exemption from Rule 102(a) of Regulation M under the Exchange Act to certain BDCs.

For additional information regarding our share repurchase program, see “Share Repurchase Program.”

Liquidity Strategy

We intend to seek to complete a liquidity event for our stockholders within five years following the completion of our offering stage; however, the offering period may extend for an indefinite period. Accordingly, stockholders should consider that they may not have access to the money they invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two-year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. A liquidity event could include (1) a listing of our common stock on a national securities exchange, (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation or (3) a merger or another transaction approved by our board of directors in which our stockholders likely will receive cash or shares of a publicly-traded company. We refer to these scenarios as “liquidity events.” While our intention is to seek to complete a liquidity event within five years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. In making a determination of what type of liquidity event is in the best interest of our stockholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, the allocation of our portfolio among various issuers and industries, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our common stock, internal management considerations and the potential for stockholder liquidity. If we determine to pursue a listing of our common stock on a national securities exchange in the future, at that time we may consider either an internal or an external management structure. As such, there can be no assurance that we will complete a liquidity event at all. In addition, shares of BDCs listed on a national securities exchange frequently trade at a discount to net asset value. If we determine to pursue a listing of our common stock on a national securities exchange, stockholders, including those who purchase shares of our common stock at the offering price, may experience a loss on their investment if they sell their shares at a time when our shares are trading at a discount to net asset value. This risk is separate and distinct from the risk that our net asset value will decrease.

Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

Advisory Fees

Pursuant to the investment advisory and administrative services agreement, FSIC III Advisor is entitled to an annual base management fee of 2.0% based on the average weekly value of our gross assets and an incentive fee based on our performance. FSIC III Advisor shares a portion of these fees with GDFM pursuant to the investment sub-advisory agreement. We commenced accruing fees under the investment advisory and administrative services agreement on April 2, 2014, upon commencement of our investment operations. FSIC III Advisor has contractually agreed, effective February 3, 2017, to permanently waive 0.25% of the base management fee so that the fee received equals 1.75% of our average weekly gross assets.

The base management fee is payable quarterly in arrears, and is calculated at an annual rate of 1.75% of the average weekly value of our gross assets during such period.

The incentive fee consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital, equal to 1.875%

per quarter, or an annualized hurdle rate of 7.5%. For purposes of this fee, “adjusted capital” means cumulative gross proceeds generated from sales of our common stock (including proceeds from our distribution reinvestment plan) reduced for amounts paid for share repurchases pursuant to our share repurchase program. As a result, FSIC III Advisor will not earn this incentive fee for any quarter until our pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once our pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FSIC III Advisor will be entitled to a “catch-up” fee equal to the amount of our pre-incentive fee net investment income in excess of the hurdle rate, until our pre-incentive fee net investment income for such quarter equals 2.34375%, or 9.375% annually, of adjusted capital. This “catch-up” feature allows FSIC III Advisor to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, FSIC III Advisor will be entitled to receive 20.0% of our pre-incentive fee net investment income.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee equals 20.0% of our incentive fee capital gains (i.e., our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. We accrue for the capital gains incentive fee, which, if earned, is paid annually. We accrue the capital gains incentive fee based on net realized and unrealized gains; however, under the terms of the investment advisory and administrative services agreement, the fee payable to FSIC III Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized. Based on an interpretation of the applicable language in the Advisers Act by the staff of the Division of Investment Management of the SEC, we “look through” our TRS in calculating the capital gains incentive fee. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies—Capital Gains Incentive Fee” for a discussion of the treatment of the TRS with respect to the calculation of the capital gains incentive fee.

Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and annually reviews our investment advisory and administrative services agreement and the investment sub-advisory agreement that FSIC III Advisor has entered into with GDFM to determine, among other things, whether the fees payable under such agreements are reasonable in light of the services provided.

See “Investment Advisory and Administrative Services Agreement—Overview of GDFM” for a description of the investment sub-advisory agreement and the fees payable to GDFM by FSIC III Advisor pursuant to such agreement.

Administration

FSIC III Advisor is reimbursed for administrative expenses it incurs on our behalf. See “Administrative Services.”

Conflicts of Interest

FSIC III Advisor, GDFM and certain of their affiliates may experience conflicts of interest in connection with the management of our business affairs, including, but not limited to, the following:

●	The managers, officers and other personnel of FSIC III Advisor allocate their time between advising us and managing other investment activities and business activities in which they may be involved, including managing and operating the Fund Complex;

●	The compensation payable by us to FSIC III Advisor and other affiliates will be approved by our board of directors consistent with the exercise of the requisite standard of care applicable to directors under Maryland law and our charter and bylaws. Such compensation is payable, in most cases, whether or not our stockholders receive distributions;

●	We may compete with certain affiliates for investments, including other funds in the Fund Complex, subjecting FSIC III Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending investments on our behalf;

●	Regardless of the quality of the assets acquired, the services provided to us or whether we make distributions to our stockholders, FSIC III Advisor and GDFM will receive base management fees in connection with the management of our portfolio and may receive incentive fees in connection with the sale of our portfolio companies;

●	Because the dealer manager, FS Investment Solutions, is an affiliate of FSIC III Advisor, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review;

●	The personnel of GDFM allocate their time between assisting FSIC III Advisor in identifying investment opportunities and making investment recommendations and performing similar functions for other business activities in which they may be involved, including in connection with GDFM’s role as investment sub-adviser to FS Investment Corporation, FS Investment Corporation II and FS Investment Corporation IV;

●	We may compete with other funds managed by affiliates of GDFM for investment opportunities, subjecting GDFM and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending investments to FSIC III Advisor;

●	From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, we and other clients for which FSIC III Advisor or GDFM provide investment management services or carry on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by us and such other clients;

●	FSIC III Advisor, GDFM and their respective affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us, even though their investment objectives may be similar to ours;

●	GSO and its affiliates may have existing business relationships or access to material, non-public information that would prevent GDFM from recommending certain investment opportunities that would otherwise fit within our investment objectives;

●

FSIC III Advisor, GDFM and their respective affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may compete with us or may require substantial time and resources of FSIC III Advisor and GDFM. Affiliates of GDFM, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with us. Affiliates of GDFM have no obligation to make their originated investment opportunities available to us;

●	To the extent permitted by the 1940 Act and SEC staff interpretations, and subject to the allocation policies of FSIC III Advisor, GDFM and any of their respective affiliates, as applicable, FSIC III Advisor, GDFM and any of their respective affiliates may determine it is appropriate for us and one or more other investment accounts managed by FSIC III Advisor, GDFM or any of their respective affiliates to participate in an investment opportunity. In an order dated June 4, 2013, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our co-investment affiliates. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, FSIC III Advisor and/or GDFM, as applicable, will seek to execute such transactions for all of the participating investment accounts, including us, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of us, the clients for which participation is appropriate and any other factors deemed appropriate;

●	The entities in which we invest may be counterparties or participants in agreements, transactions or other arrangements with portfolio companies of other investment funds managed by GDFM that, although GDFM determines to be consistent with the requirements of such investment funds’ governing agreements, may not have otherwise been entered into but for the affiliation with GDFM, and which may involve fees and/or servicing payments to GDFM-affiliated entities, subject to applicable law. For example, GDFM may offer portfolio companies of its investment funds, including our portfolio companies, the opportunity to enter into agreements regarding group procurement (such as a group purchasing organization), benefits management, purchase of insurance policies (which may be pooled across portfolio companies and discounted due to scale) and other operational, administrative or management related matters from a third party or a GDFM affiliate, and other similar operational initiatives that, subject to applicable law, may result in commissions or similar payments, including related to a portion of the savings achieved by the portfolio company; and

●	Employees of GDFM may serve as directors or advisory board members of certain portfolio companies or other entities. In connection with such services and subject to applicable law, GDFM may receive directors’ fees or other similar compensation. Such amounts, which have not been, and are not expected to be, material, will not be passed through to us.

Reports to Stockholders

Within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record and to the state securities administrator in each state in which we offer or sell securities. In addition, we will distribute our annual report on Form 10-K to all stockholders and to the state securities administrator in each state in which we offer or sell securities within 120 days after the end of each fiscal year. These reports will also be available on our website at www.fsinvestments.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part, unless this prospectus or such registration statement is specifically amended or supplemented to include such reports. In addition, information contained on our website is not incorporated by reference into this prospectus, or the registration statement of which this prospectus is a part, and stockholders should not consider information contained on our website to be part of this prospectus, or the registration statement of which this prospectus is a part, unless this prospectus or such registration statement is specifically amended or supplemented to include such information.

On a quarterly basis, we will send information to all stockholders of record regarding the sources of distributions paid to our stockholders in such quarter.

Distributions

Our first distribution was declared for stockholders of record as of April 8, 2014. Subject to applicable legal restrictions and the sole discretion of our board of directors, we currently intend to declare regular cash distributions on a weekly or monthly basis and pay such distributions on a monthly basis. We will calculate each stockholder’s specific distribution amount for the period using record and declaration dates and each stockholder’s distributions will begin to accrue on the date we accept such stockholder’s subscription for shares of our common stock. From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors.

We may fund our cash distributions to stockholders from any sources of funds legally available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from FS Investments. We have not established limits on the amount of funds we may use from available sources to make distributions. There can be no assurance that we will be able to pay distributions at a specific rate or at all.

Pursuant to the expense support and conditional reimbursement agreement, dated as of December 20, 2013, or the expense reimbursement agreement, FS Investments has agreed to reimburse us for expenses in an amount that is sufficient to ensure that no portion of our distributions to stockholders will be paid from our offering proceeds or borrowings. For a period of time following commencement of this offering, which time period may be significant, substantial portions of our distributions have been, and may in the future, be funded through the reimbursement of certain expenses by FS Investments and its affiliates, including through the waiver of certain investment advisory fees by FSIC III Advisor, that are subject to repayment by us within three years. Any such distributions funded through expense reimbursements or waivers of advisory fees are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or FS Investments continues to make such reimbursements or waivers of such fees. Our future repayments of amounts reimbursed or waived by FS Investments or its affiliates will reduce the distributions that you would otherwise receive in the future. FS Investments and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. No portion of the distributions paid during the six months ended June 30, 2017 or during the years ended December 31, 2016 and 2015 was funded through the reimbursement of operating expenses by FS Investments. During the six months ended June 30, 2017 and during the years ended December 31, 2016 and 2015, we did not accrue any amounts for expense reimbursements that FS Investments has agreed to pay. For the year ended December 31, 2014, if FS Investments had not reimbursed certain of our expenses, approximately 16% of the aggregate amount of distributions paid during such period would have been funded from offering proceeds or borrowings. We or FS Investments may terminate the expense reimbursement agreement at any time. There can be no assurance that FS Investments and its affiliates will waive advisory fees or otherwise reimburse expenses in future periods or that we will maintain the performance necessary to sustain our distributions.

On a quarterly basis, we will send information to all stockholders of record regarding the sources of distributions paid to our stockholders in such quarter. During certain periods, our distributions may exceed our earnings. As a result, it is possible that a portion of the distributions we make may represent a return of capital. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with our continuous public offering, including any fees payable to FSIC III Advisor. Moreover, a return of capital will generally not be taxable, but will reduce each stockholder’s cost basis in our common stock, and will result in a higher reported capital gain or lower reported capital loss when the common stock on which such return of capital was received is sold. Each year a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to our stockholders subject to information reporting. See “Material U.S. Federal Income Tax Considerations.” No portion of the distributions paid during the six months ended June 30, 2017 or during the tax year ended December 31, 2016 represented a return of capital.

We intend to continue to make our regular distributions in the form of cash, out of assets legally available for distribution, unless stockholders elect to receive their cash distributions in additional shares of our common stock under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder.

For additional information regarding our distributions, see “Distributions.”

Distribution Reinvestment Plan

We have adopted an “opt in” distribution reinvestment plan, or our distribution reinvestment plan, pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. Participants in our distribution reinvestment plan are free to elect to participate or terminate participation in the plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan, you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan you will have your cash distribution reinvested in additional shares of our common stock, rather than receiving the cash distribution. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in our distribution reinvestment plan. If you hold shares in the name of a broker or financial intermediary, you should contact your broker or financial intermediary regarding your option to elect to receive distributions in additional shares of our common stock under our distribution reinvestment plan in lieu of cash, including any applicable state authority or regulatory restrictions.

We expect to coordinate distribution payment dates so that the Institutional offering price that is used for the weekly closing date on or immediately following such distribution payment date will be the price at which shares of common stock are issued under our distribution reinvestment plan. In such case, your reinvested distributions will purchase shares at a price equal to the Institutional offering price in effect on the date of issuance, and such price may represent a premium to our net asset value per share. No selling commissions or dealer manager fees will be assessed on purchases pursuant to our distribution reinvestment plan. See “Distribution Reinvestment Plan.”

Although distributions paid in the form of additional shares of common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders who elect to participate in our distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. Stockholders receiving distributions in the form of additional shares of common stock will be treated as receiving a distribution in the amount of the fair market value of our shares of common stock.

For additional information regarding our distribution reinvestment plan, see “Distribution Reinvestment Plan.”

Taxation

We have elected to be subject to tax as a RIC under Subchapter M of the Code. As a RIC, we generally will not be subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute each tax year as dividends for U.S. federal income tax purposes to our stockholders. To qualify for and maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to maintain RIC tax treatment, we must distribute to our stockholders, for each tax year, distributions treated as dividends for U.S. federal income tax purposes generally of an amount at least equal to 90% of our “investment company taxable income,” which is generally the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, determined without regard to any deduction for distributions paid, or the Annual Distribution Requirement. See “Material U.S. Federal Income Tax Considerations.”

Corporate Information

Our principal executive offices are located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. We maintain a website at www.fsinvestments.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will indirectly bear. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “FS Investment Corporation III,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:

Expenses (as a percentage of offering price)(1)
Offering expenses(2)	1.50%

Total stockholder transaction expenses	1.50%

Annual expenses (as a percentage of average net assets attributable to common stock)(1)
Base management fee(3)	3.13%
Incentive fees payable under the investment advisory and administrative services agreement(4)	1.80%
Interest payments on borrowed funds(5)	1.82%
Other expenses(6)	0.45%

Total annual expenses	7.20%
Fee waiver(7)	(0.39)%

Total annual expenses (after fee waiver)	6.81%

(1)	Amounts assume that we sell approximately $261.1 million worth of shares of our common stock during the twelve months following June 30, 2017, which represents the average monthly rate of capital raising during the three months ended June 30, 2017, annualized over twelve months. As of June 30, 2017, we had net assets of approximately $2.4 billion. Assuming we raise approximately an additional $261.1 million during the twelve months following June 30, 2017, we would receive net proceeds of approximately $258.6 million, resulting in estimated net assets of approximately $2.7 billion, and average net assets of approximately $2.6 billion, based on our net assets of approximately $2.4 billion as of June 30, 2017. The amounts also assume inclusion of proceeds from our financing arrangements, as of June 30, 2017, of $250 million from the prime brokerage facility with BNP Paribas Prime Brokerage, Inc., or BNPP, $350 million from the credit facility with Deutsche Bank AG, New York Branch, or Deutsche Bank, $400 million from the credit facility with JPMorgan Chase Bank, National Association, or JPM, $300 million from the repurchase agreement with Goldman Sachs Bank USA, or Goldman, and $150 million from the credit facility with Capital One, National Association, or Capital One (see Note 5 below), which results in average total assets of approximately $4.0 billion. We may draw down less than the full amount available under the financing arrangements. Actual expenses will depend on the number of shares we sell in this offering and the amount of leverage we employ. For example, if we were to raise proceeds significantly less than this amount over the twelve months following June 30, 2017, our expenses as a percentage of our average net assets would be significantly higher. There can be no assurance that we will sell approximately $261.1 million worth of our common stock during the twelve months following June 30, 2017.

(2)	Amount reflects estimated offering expenses to be paid by us of up to $2.4 million if we raise $261.1 million in gross proceeds during the twelve months following June 30, 2017.

(3)	Our base management fee under the investment advisory and administrative services agreement will be payable quarterly in arrears, and will be calculated at an annual rate of 2.0%, subject to a fee waiver of 25 basis points, of the average weekly value of our gross assets, which are assumed to equal 156.69% of our average net assets as described in Note (1) above. The figure in the table is calculated on the basis of our assumed average net assets over the twelve months following June 30, 2017 and illustrates the effect of leverage. See “Investment Advisory and Administrative Services Agreement—Overview of FSIC III Advisor—Advisory Fees.” The base management fee shown in the table above is higher than the contractual rate because the base management fee in the table is required to be calculated as a percentage of the average value of our net assets, rather than the average weekly value of our gross assets.

(4)	Based on our current business plan, we anticipate that we may have capital gains and interest income that could result in the payment of an incentive fee to FSIC III Advisor in the twelve months following June 30, 2017. However, the incentive fee payable to FSIC III Advisor is based on our performance and will not be paid unless we achieve certain performance targets.

The incentive fee consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital equal to 1.875% per quarter, or an annualized hurdle rate of 7.5%. For purposes of this fee, “adjusted capital” means cumulative gross proceeds generated from sales of our common stock (including proceeds from our distribution reinvestment plan) reduced for amounts paid for share repurchases pursuant to our share repurchase program. The amount in the table above assumes that the subordinated incentive fee on income will be 1.80% of average net assets. This figure is based on the actual subordinated incentive fees on income accrued for the three months ended June 30, 2017 and assumes that such amount represents the subordinated incentive fee on income that will be payable over the twelve months following June 30, 2017. The actual subordinated incentive fee on income as a percentage of our average net assets for the twelve months following June 30, 2017 may be higher or lower than this amount.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee equals 20.0% of our incentive fee capital gains (i.e., our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. The amount in the table assumes that the incentive fee on capital gains will be 0.00% of average net assets. This figure is based on the annualized incentive fee on capital gains accrued for the three months ended June 30, 2017 and includes the amount that would be payable if our portfolio were liquidated as of such date, expressed as a percentage of our estimated average net assets for the twelve months following June 30, 2017. See “Investment Advisory and Administrative Services Agreement—Overview of FSIC III Advisor—Advisory Fees” for a full explanation of how this incentive fee is calculated.

(5)	On October 17, 2014, we entered into a committed facility agreement with BNPP, or the BNP facility, through a wholly-owned, special-purpose financing subsidiary. The BNP facility provides for borrowings in an aggregate amount up to $250.0 million with an interest rate equal to the three-month London Interbank Offered Rate, or LIBOR, plus 1.25% per annum.

On December 2, 2014, we entered into a revolving credit facility with Deutsche Bank, as administrative agent, each of the lenders and other agents from time to time party thereto, and Wells Fargo Bank, National Association, as the collateral agent and collateral custodian, or the Deutsche Bank credit facility, through a wholly-owned, special-purpose financing subsidiary. The Deutsche Bank credit facility provides for borrowings in an aggregate amount up to $350.0 million with an interest rate equal to three-month LIBOR (for each committed lender) or the commercial paper rate of each conduit lender, plus, in each case, a spread of 2.25% per annum.

On May 8, 2015, we entered into a senior secured term loan credit facility with JPM, as administrative agent, each of the lenders from time to time party thereto, Citibank, as collateral agent, and Virtus Group, LP as collateral administrator, or the JPM credit facility, through Jefferson Square Funding, LLC, or Jefferson Square, a wholly-owned, special-purpose financing subsidiary. The JPM credit facility provides for delayed-draw borrowings in an aggregate principal amount of up to $400.0 million and the borrowings accrue interest at a rate equal to three-month LIBOR plus 2.69% per annum.

On June 18, 2015, we entered into a debt financing arrangement with Goldman through two wholly-owned, special-purpose financing subsidiaries, pursuant to which up to $300.0 million is available to us with an interest rate equal to three-month LIBOR plus a spread of up to 2.50% per annum.

On August 13, 2015, we entered into a revolving credit facility with Capital One, as administrative agent, hedge counterparty, lead arranger and sole bookrunner, each of the conduit lenders and institutional lenders from time to time party thereto, and Wells Fargo Bank, National Association, as collateral agent, account bank and collateral custodian, or the Capital One credit facility, through Chestnut Hill Funding, LLC, or Chestnut Hill Funding, a wholly-owned, special-purpose financing subsidiary. The Capital One credit facility provides for borrowings in an aggregate principal amount up to $150.0 million on a committed basis with an interest rate equal to LIBOR for each 1-month, 2-month or 3-month interest period, as elected by Chestnut Hill Funding, in each case plus an applicable spread ranging between 1.75% and 2.50% per annum, depending on the composition of the portfolio of assets for the relevant period.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Financing Arrangements” for a discussion of the financing arrangements.

The figure in the table assumes we borrow the full amount available under each financing arrangement as of June 30, 2017 and that the annualized weighted average borrowing costs under the financing arrangements, including amortized costs and expenses, is 3.21%. Because the total assumed borrowing ($1.5 billion) represents 56.69% of our assumed average net assets for the twelve months following June 30, 2017 ($2.5 billion), the borrowing cost as a percentage of net assets set forth in the table above is 1.82% (or 56.69% of 3.21%).

(6)	Other expenses include accounting, legal and auditing fees, excise and state taxes, as well as the reimbursement of the compensation of administrative personnel and fees payable to our directors who do not also serve in an executive officer capacity for us or FSIC III Advisor. The amount presented in the table reflects estimated amounts we will pay during the twelve months following June 30, 2017 assuming we raise approximately $261.1 million during such time.

(7)	Effective February 3, 2017, FSIC III Advisor has contractually agreed to permanently waive 0.25% of the base management fee to which it is entitled under the investment advisory and administrative services agreement so that the fee received equals 1.75% of the average weekly value of our gross assets.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above and that all stockholders would pay no sales load and offering expenses of 1.5% with respect to common stock sold by us in this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return (none of which is subject to our incentive fee on capital gains):(1)	$64	$163	$262	$508
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return resulting entirely from net realized capital gains (all of which is subject to our incentive fee on capital gains):(2)	$74	$190	$303	$578

(1)	Assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis in any of the indicated time periods.

(2)	Assumes no unrealized capital depreciation.

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Because the example assumes, as required by the SEC, a 5.0% annual return, no subordinated incentive fee on income would be accrued and payable in any of the indicated time periods. Our performance will vary and may result in a return greater or less than 5.0%. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our distribution reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the greater of the most recent Institutional offering price or at such price necessary to ensure that shares are not sold at a price per share that is below our net asset value per share. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan. See “Plan of Distribution” for additional information regarding stockholder transaction expenses.

QUESTIONS AND ANSWERS ABOUT THIS OFFERING

Set forth below are some of the more frequently asked questions and answers relating to our structure, our management, our business and an offering of this type. See “Prospectus Summary” and the remainder of this prospectus for more detailed information about our structure, our business and this offering.

Q:	What is a “BDC”?

A:	BDCs are closed-end funds that elect to be regulated as business development companies under the 1940 Act. As such, BDCs are subject to only certain provisions of the 1940 Act, as well as the Securities Act and the Exchange Act. BDCs make investments primarily in private or thinly traded public companies in the form of long-term debt or equity capital, with the goal of generating current income and/or capital growth. BDCs can be internally or externally managed and generally elect to be taxed as RICs for U.S. federal income tax purposes.

Q:	What is a “RIC”?

A:	A “RIC” is a corporation which qualifies and elects to be taxed as a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate level U.S. federal income taxes on any income that it distributes to its stockholders. To qualify for and maintain qualification as a RIC, a company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, in order to obtain RIC tax treatment, a company must distribute to its stockholders, each tax year, distributions generally of an amount at least equal to the sum of 90% of its investment company taxable income, determined without regard to any deduction for distributions paid. See “Material U.S. Federal Income Tax Considerations” for more information regarding RICs.

Q:	Who will choose which investments to make?

A:	All of our investment decisions are made by FSIC III Advisor and require the unanimous approval of its investment committee. The members of FSIC III Advisor’s investment committee are Messrs. Forman, Stahlecker, Klehr and Coleman. Pursuant to an investment sub-advisory agreement with FSIC III Advisor, GDFM acts as our investment sub-adviser, and makes investment recommendations for our benefit to FSIC III Advisor. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and annually reviews the compensation we pay to FSIC III Advisor and the compensation FSIC III Advisor pays to GDFM to determine, among other things, whether such compensation is reasonable in light of the services provided.

Q:	What is the experience of FSIC III Advisor and GDFM?

A:	Our investment activities are managed by FSIC III Advisor, which oversees the management of our activities, and GDFM, which assists with the day-to-day management of our investment operations. FSIC III Advisor is an affiliate of FS Investments. FSIC III Advisor’s senior management team has significant experience across private lending and private equity investing, and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as BDCs. See “Management” for more information on the experience of the members of the senior management team.

Our investment sub-adviser, GDFM, is a wholly-owned subsidiary of GSO. GSO is the credit platform of Blackstone, a leading global alternative asset manager. The credit platform is one of Blackstone’s four business segments. As of June 30, 2017, GSO and its affiliates, excluding Blackstone, managed approximately $94.5 billion of assets across multiple strategies within the leveraged finance marketplace, including leveraged loans, high-yield bonds, distressed, mezzanine and private equity. As investment sub-adviser, GDFM makes recommendations to FSIC III Advisor in a manner that is consistent with its existing investment and monitoring processes. GDFM also serves as the investment sub-adviser to FS Investment Corporation, FS Investment Corporation II and FS Investment Corporation IV, and GDFM’s parent, GSO, serves as the investment sub-adviser to FS Energy and Power Fund and FS Global Credit Opportunities Fund. See “Investment Advisory and Administrative Services Agreement—Overview of GDFM” for more information on GDFM.

Q:	How does a “best efforts” offering work?

A:	When shares of common stock are offered to the public on a “best efforts” basis, the dealer manager and Advisors participating in the offering are only required to use their best efforts to sell the shares of common stock. Advisors do not have a firm commitment or obligation to purchase any of the shares of common stock.

Q:	How long will this offering last?

A:	This is a continuous offering of our shares as permitted by the federal securities laws. This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are valid for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not annually renewed or otherwise extended. Your ability to purchase shares and submit shares for repurchase will not be affected by the expiration of this offering and the commencement of a new one.

Q:	Will I receive a stock certificate?

A:	No. Our board of directors has authorized the issuance of shares of our common stock without certificates. We expect that we will not issue shares in certificated form, although we may decide to issue certificates at such time, if ever, as we list our shares on a national securities exchange. We anticipate that all shares of our common stock will be issued in book-entry form only. The use of book-entry registration protects against loss, theft or destruction of stock certificates and reduces the offering costs.

Q:	Who can buy shares of common stock in this offering?

A:	We are offering shares of our common stock pursuant to this prospectus only to investors who purchase through the Institutional Channel, and to certain affiliated investors who purchase through the dealer manager.

In general, you may buy shares of our common stock pursuant to this prospectus if you have either (1) a net worth of at least $70,000 and an annual gross income of at least $70,000 or (2) a net worth of at least $250,000. For this purpose, net worth does not include your home, home furnishings and personal automobiles. Our suitability standards also require that a potential investor: (i) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (ii) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (iii) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of FSIC III Advisor and GDFM and (e) the tax consequences of the investment.

Generally, you must purchase at least $25,000 in shares of our common stock, unless the dealer manager waives this minimum requirement in its sole and absolute discretion. After you have satisfied the applicable minimum purchase requirement, additional purchases must be in increments of at least $500, except for purchases made pursuant to our distribution reinvestment plan. These minimum net worth and investment levels may be higher in certain states, so you should carefully read the more detailed description under “Suitability Standards.”

Q:	How do I subscribe for shares of common stock?

A:	If you meet the suitability standards and choose to purchase shares in this offering, you will need to (1) complete a subscription agreement, the form of which is attached to this prospectus as Appendix A, and (2) pay for the shares at the time you subscribe. We reserve the right to reject any subscription in whole or in part. Subscriptions generally will be accepted or rejected within 15 days of receipt by us, and, each investor will be generally admitted not later than the first weekly closing after the investor’s subscription was accepted by us. If the investor’s subscription is accepted, we will send confirmation and notice of our acceptance to the investor. If rejected, all funds (without interest) will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected.

Q:	Is there any minimum initial investment required?

A:	Yes. To purchase shares in this offering, you must make an initial purchase of at least $25,000, provided that the dealer manager may waive this requirement in its sole and absolute discretion. Once you have satisfied the minimum initial purchase requirement, any additional purchases of our shares in this offering must be in amounts of at least $500, except for additional purchases pursuant to our distribution reinvestment plan. See “Plan of Distribution.”

Q:	Can I invest through my IRA, Keogh or after-tax deferred account?

A:	Yes, subject to the suitability standards. An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee. Please be aware that in purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, as amended, or ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law. See “Suitability Standards” for more information.

Q:	How will the payment of offering and fund operating expenses affect my invested capital?

A:	The payment of offering and fund operating expenses will reduce the funds available to us for investment in portfolio companies and the income generated by the portfolio as well as funds available for distribution to stockholders. The payment of offering and fund operating expenses will also reduce the net asset value of your shares of common stock.

Q:	Will the distributions I receive be taxable?

A:

Cash distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our investment company taxable income, which is generally the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, determined without regard to any deduction for distributions paid, will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of common stock. Under current law, to the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to Qualifying Dividends, such distributions may be eligible for a current maximum tax rate of either 15% or 20%, depending on whether the stockholder’s income exceeds certain threshold amounts. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum rate applicable to Qualifying Dividends or for the corporate dividends received deduction. Distributions of our net capital gains (which is generally our realized net long-term capital gains over realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently generally taxable at a maximum rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of a U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional shares of common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Q:	When will I get my detailed tax information?

A:	We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts to be included in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gains.

Q:	Will I be notified on how my investment is doing?

A:	Within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders within 120 days after the end of each fiscal year. These reports will also be available on our website at www.fsinvestments.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part, unless this prospectus or such registration statement is specifically amended or supplemented to include such reports.

Q:	Will I be able to sell my shares of common stock in a secondary market?

A:	We do not currently intend to list our shares on an exchange and do not expect a public trading market to develop for them in the foreseeable future. Because of the lack of a trading market for our shares, it is unlikely that stockholders will be able to sell their shares. If you are able to sell your shares, you may have to sell them at a significant discount to the purchase price of your shares.

Q:	Are there any restrictions on the transfer of shares?

A:

No. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. However, we do not currently intend to list our shares on an exchange and do not expect a public trading market to develop for them in the foreseeable future. We have implemented a share repurchase program pursuant to which we intend to conduct quarterly repurchases of a limited number of outstanding shares of our common stock. The maximum number of shares of common stock to be repurchased for any repurchase offer will not exceed the lesser of (i) 10.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter, and (ii) whichever is greater of (x) the twelve-month repurchase limitation and (y) the three-month repurchase limitation. In addition, any such repurchases will be at the current Institutional offering price in effect on the date of repurchase. As a result, your ability to sell your shares will be limited and you may not receive a full return of invested capital upon selling your shares. We will not charge for transfers of our shares except for necessary and reasonable costs actually incurred by us. See “Risk Factors—Risks Related to Our Continuous Public Offering and an Investment in Our Common Stock.”

Q:	Will I otherwise be able to liquidate my investment?

A:	We intend to seek to complete a liquidity event for our stockholders within five years following the completion of our offering stage; however, the offering period may extend for an indefinite period. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering, if we have not conducted a public equity offering in any continuous two-year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. A liquidity event could include (1) a listing of our common stock on a national securities exchange, (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation or (3) a merger or another transaction approved by our board of directors in which our stockholders likely will receive cash or shares of a publicly-traded company. While our intention is to seek to complete a liquidity event within five years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. As such, there can be no assurance that we will complete a liquidity event at all.

Q:	Who can help answer my questions?

A:	If you have more questions about this offering or if you would like additional copies of this prospectus, you should contact your financial representative or the dealer manager at:

FS Investment Solutions, LLC

201 Rouse Boulevard

Philadelphia, PA 19112

(877) 372-9880

Attention: Investor Services

SELECTED FINANCIAL DATA

You should read this selected consolidated financial data in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our consolidated financial statements and notes thereto included elsewhere in this prospectus. The selected financial data as of and for the six months ended June 30, 2017 and 2016 has been derived from our unaudited consolidated financial statements and the selected financial data as of and for the years ended December 31, 2016 and 2015, for the period from April 2, 2014 (Commencement of Operations) through December 31, 2014 and for the period from June 7, 2013 (Inception) to December 31, 2013 has been derived from our audited consolidated financial statements.

Dollar amounts are presented in thousands, except for per share data.

	Six Months Ended June 30, (Unaudited)		Year Ended December 31,		Period from April 2, 2014 (Commencement of Operations) through December 31, 2014(1)	Period from June 7, 2013 (Inception) to December 31, 2013(1)
	2017	2016	2016	2015
Statements of operations data:
Investment income	$178,950	$155,292	$329,021	$195,249	$25,055	$—
Operating expenses
Operating expenses and excise taxes	89,524	72,087	159,326	81,413	9,530	189
Management fee waiver	(3,901)	—	—	—	—	—
Less: Expense reimbursement from sponsor	—	—	—	—	(3,469)	—
Add: Expense recoupment to sponsor	—	—	—	3,469	—	—

Total operating expenses	85,623	72,087	159,326	84,882	6,061	189

Net investment income (loss)	93,327	83,205	169,695	110,367	18,994	(189)
Total net realized and unrealized gain (loss) on investments and total return swap	4,737	84,435	189,791	(197,131)	(26,138)	—

Net increase (decrease) in net assets resulting from operations	98,064	167,640	$359,486	$(86,764)	$(7,144)	$(189)

Per share data:
Net investment income (loss)—basic and diluted(2)	$0.34	$0.32	$0.65	$0.65	$0.45	$(8.51)

Net increase (decrease) in net assets resulting from operations—basic and diluted(2)	$0.35	$0.65	$1.37	$(0.51)	$(0.17)	$(8.51)

Distributions declared(3)	$0.35	$0.35	$0.70	$0.70	$0.52	$—

Balance sheet data:
Total assets	$3,877,888	$3,473,456	$3,662,739	$3,056,953	$1,023,266	$200

Credit facilities, secured borrowing and repurchase agreement payable	$1,400,723	$1,236,077	$1,290,391	$1,088,122	$112,100	$—

Total net assets	$2,428,388	$2,151,194	$2,323,940	$1,895,042	$842,577	$200

Other data:
Total return(4)	4.25%	8.60%	18.31%	(1.48)%	1.72%	—
Total return (without assuming reinvestment of distributions)(5)	4.22%	8.41%	17.58%	(0.93)%	1.67%	—
Number of portfolio company investments at period end	113	123	114	130	83	—
Total portfolio investments for the period	$787,081	$627,867	$1,446,810	$2,647,079	$797,312	—
Proceeds from sales and prepayments of investments	$608,257	$475,924	$1,114,038	$419,262	$79,229	—

(1)	We formally commenced investment operations on April 2, 2014. Prior to such date, we had no operations except for matters relating to our organization.

(2)	The per share data was derived by using the weighted average shares outstanding during the applicable period.

(3)	The per share data for distributions reflects the actual amount of distributions paid per share during the applicable period.

(4)	The total return for each period presented was calculated based on the change in net asset value during the applicable period, including the impact of distributions reinvested in accordance with our distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of shares of our common stock. The total return includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. The historical calculation of total return in the table should not be considered a representation of our future total return, which may be greater or less than the return shown in the table due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rates payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on our investment portfolio during the applicable period and do not represent an actual return to stockholders. For additional detail, see “Note 11. Financial Highlights” in our consolidated financial statements.

(5)	The total return (without assuming reinvestment of distributions) for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share which were declared during the applicable period and dividing the total by the net asset value per share at the beginning of the applicable period. The total return (without assuming reinvestment of distributions) does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of shares of our common stock. The total return (without assuming reinvestment of distributions) includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. The historical calculation of total return (without assuming reinvestment of distributions) in the table should not be considered a representation of our future total return (without assuming reinvestment of distributions) which may be greater or less than the return shown in the table due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rates payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on our investment portfolio during the applicable period and do not represent an actual return to stockholders. For additional detail, see “Note 11. Financial Highlights” in our consolidated financial statements.

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value of our common stock could decline, and you may lose all or part of your investment.

Risks Related to Our Continuous Public Offering and an Investment in Our Common Stock

Our shares are not listed on an exchange or quoted through a quotation system, and will not be for the foreseeable future, if ever. Therefore, if you purchase shares in this offering, it is unlikely that you will be able to sell them and, if you are able to do so, it is unlikely that you will receive a full return of your invested capital.

Our shares are illiquid assets for which there is not a secondary market and it is not expected that any will develop in the foreseeable future. There can be no assurance that we will complete a liquidity event. A liquidity event could include: (1) a listing of our shares on a national securities exchange; (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation; or (3) a merger or another transaction approved by our board of directors in which our stockholders likely will receive cash or shares of a publicly-traded company.

In addition, any shares repurchased pursuant to our share repurchase program may be purchased at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. If our shares are listed, we cannot assure you that a public trading market will develop. In addition, a liquidity event involving a listing of our shares on a national securities exchange may include certain restrictions on the ability of stockholders to sell their shares. Further, even if we do complete a liquidity event, you may not receive a return of all of your invested capital. See “Share Repurchase Program” for a detailed description of our share repurchase program.

We are not obligated to complete a liquidity event by a specified date or at all; therefore, it will be difficult for an investor to sell his or her shares.

A liquidity event could include: (1) a listing of our common stock on a national securities exchange; (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation; or (3) a merger or another transaction approved by our board of directors in which our stockholders likely will receive cash or shares of a publicly-traded company. However, there can be no assurance that we will complete a liquidity event by a specified date or at all. If we do not successfully complete a liquidity event, liquidity for an investor’s shares will be limited to our share repurchase program, which we have no obligation to maintain.

Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares of common stock than anticipated if our board of directors determines to increase the offering price to comply with the requirement that we avoid selling shares at an offering price below our net asset value per share.

The purchase price at which you purchase shares will be determined at each weekly closing date to ensure that the sales price is equal to or greater than the net asset value per share of our common stock. As a result, in the event of an increase in our net asset value per share, your purchase price may be higher than the prior weekly closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior weekly closing price. See “Determination of Net Asset Value—Determinations in Connection with Offerings.”

An investor may not have the opportunity to evaluate historical data or assess our future investments prior to purchasing our shares.

Other than those investments reflected in the schedule of investments in our most recent financial statements at the time you subscribe for our shares, you will not be able to evaluate the economic merits, transaction terms or other financial or operational data concerning future investments we make using the proceeds from our continuous public offering prior to making a decision to purchase our shares. You must rely on FSIC III Advisor and GDFM to implement our investment policies, to evaluate all of our investment opportunities and to structure the terms of our future investments rather than evaluating our investments in advance of purchasing shares of our common stock. Because investors are not able to evaluate our investments in advance of purchasing our shares, our continuous public offering may entail more risk than other types of offerings. This additional risk may hinder your ability to achieve your own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives.

Our ability to continue to successfully conduct our continuous public offering depends, in part, on the ability of the dealer manager to establish, operate and maintain a network of Advisors to sell our shares.

The continued success of our continuous public offering, and correspondingly our ability to fully implement our investment strategies, depends, in part, upon the ability of the dealer manager to establish, operate and maintain a network of Advisors to sell our shares. In February 2016, we closed our continuous public offering to investors investing through the IBD Channel. Historically, sales through the IBD Channel have constituted the majority of shares sold pursuant to our continuous offering. Furthermore, our continuous offering is being made on a best efforts basis, whereby the dealer manager and Advisors participating in the offering are only required to use their best efforts to sell our shares and have no firm commitment or obligation to purchase any of the shares. If we are unable to sell all of the shares registered for sale in our continuous public offering, it would negatively impact the amount of proceeds we are able to raise, which could negatively impact our ability to fully implement our investment strategies.

Because the dealer manager for our continuous public offering is one of our affiliates, you will not have the benefit of an independent due diligence review of us, which is customarily performed in firm commitment underwritten offerings; the absence of an independent due diligence review increases the risks and uncertainty you face as a stockholder.

The dealer manager is one of our affiliates. As a result, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review. Therefore, you do not have the benefit of an independent review and investigation of our offering of the type normally performed by an unaffiliated, independent underwriter in a firm commitment underwritten public securities offering.

Only a limited number of shares may be repurchased pursuant to our share repurchase program and you may not be able to sell all your shares under our share repurchase program or recover the amount of your investment in those shares.

Our share repurchase program includes numerous restrictions that limit your ability to sell your shares. We intend to limit the number of shares repurchased pursuant to our share repurchase program as follows: (1) the maximum number of shares of common stock to be repurchased for any repurchase offer will not exceed the lesser of (i) 10.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter, and (ii) whichever is greater of (x) the twelve-month repurchase limitation and (y) the three-month repurchase limitation; (2) unless you tender all of your shares, you must tender at least 25% of the number of shares you have purchased and generally must maintain a minimum balance of $5,000 subsequent to submitting a portion of your shares for repurchase by us; and (3) to the extent that the number of shares tendered for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first-served basis. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. Any of the foregoing limitations may prevent us from accommodating all repurchase requests made in any year. For example, our affiliate, FS Investment Corporation, commenced a share repurchase program in March 2010 with substantially similar terms as our share repurchase program. Because FS Investment Corporation had relatively few shares outstanding during the first year of its operations, the limitation described in clause (2) above resulted in fewer than all of the tendered shares being repurchased in two tender offers conducted by FS Investment Corporation in 2010.

In addition, our board of directors may also amend, suspend or terminate the share repurchase program upon 30 days’ notice. We will notify you of such developments (1) in our quarterly reports or (2) by means of a separate mailing to you, accompanied by disclosure in a current or periodic report under the Exchange Act. Notwithstanding that we have adopted a share repurchase program, we also have discretion to not repurchase shares, to suspend the share repurchase program and to cease repurchases. In addition, any shares repurchased pursuant to our share repurchase program may be purchased at a price which is less than the purchase price you paid for the shares being repurchased. The share repurchase program has many limitations and should not be relied upon as a method to sell shares promptly or at a desired price.

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our stockholders.

When we make quarterly repurchase offers pursuant to our share repurchase program, we may offer to repurchase shares at a price that is lower than the price that investors paid for shares in our offering. As a result, to the extent investors have the ability to sell their shares to us as part of our share repurchase program, the price at which an investor may sell shares may be lower than what an investor paid in connection with the purchase of shares in our offering.

In addition, in the event an investor chooses to participate in our share repurchase program, the investor will be required to provide us with notice of intent to participate prior to knowing what the repurchase price will be on the repurchase date. Although an investor will have the ability to withdraw a repurchase request prior to the expiration date of such tender offer, to the extent an investor seeks to sell shares to us as part of our share repurchase program, the investor will be required to do so without knowledge of what the repurchase price of our shares will be on the repurchase date.

We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable timeframe.

Delays in investing the net proceeds of our offering may impair our performance. We cannot assure you that we will be able to identify any investments that meet our investment objectives or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of our offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

In addition, even if GDFM identifies privately-negotiated investment opportunities that meet our investment objectives, our ability to invest in such investments may be limited or restricted by the terms of the exemptive relief order from the SEC dated June 4, 2013. Moreover, because our affiliates did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, we are permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance (e.g., where price is the only negotiated term) and the allocation policies of FSIC III Advisor, GDFM and their respective affiliates.

Prior to investing in securities of portfolio companies, we will invest the net proceeds of our continuous public offering primarily in cash, cash equivalents, including money market funds, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objectives. As a result, any distributions that we pay while our portfolio is not fully invested in securities meeting our investment objectives may be lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objectives.

We may pay distributions from offering proceeds, borrowings or the sale of assets.

To the extent declared distributions exceed our net investment income or cash flow from operations, we may fund distributions from the uninvested proceeds of our continuous public offering or borrowings, and we have not established limits on the amount of funds we may use from these sources to make future distributions. We have also paid and may continue to pay distributions from the sale of assets to the extent distributions exceed our earnings or cash flows from operations. Distributions from any of the aforementioned sources could reduce the amount of capital we ultimately invest.

A stockholder’s interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.

Our investors do not have preemptive rights to any shares we issue in the future. Our charter authorizes us to issue 550,000,000 shares of common stock. Pursuant to our charter, a majority of our entire board of directors may amend our charter to increase the number of authorized shares of common stock without stockholder approval. After an investor purchases shares, our board of directors may elect to sell additional shares in the future, issue equity interests in private offerings or issue share-based awards to our independent directors or employees of FSIC III Advisor. To the extent we issue additional equity interests after an investor purchases our shares, an investor’s percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, an investor may also experience dilution in the book value and fair value of his or her shares.

Certain provisions of our charter and bylaws as well as provisions of the Maryland General Corporation Law could deter takeover attempts and have an adverse impact on the value of our common stock.

The Maryland General Corporation Law, or the MGCL, and our charter and bylaws contain certain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our company or the removal of our incumbent directors. Under the Business Combination Act of the MGCL, certain business combinations between us and an “interested stockholder” (defined generally to include any person who beneficially owns 10% or more of the voting power of our outstanding shares) or an affiliate thereof are prohibited for five years and thereafter are subject to special stockholder voting requirements, to the extent that such statute is not superseded by applicable requirements of the 1940 Act. However, our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any person to the extent that such business combination receives the prior approval of our board of directors, including a majority of our directors who are not “interested persons” as defined in the 1940 Act. Under the Control Share Acquisition Act of the MGCL, “control shares” acquired in a “control share acquisition” have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares owned by the acquirer, by officers or by directors who are employees of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of our common stock, but such provision may be repealed at any time (before or after a control share acquisition). However, we will amend our bylaws to repeal such provision (so as to be subject to the Control Share Acquisition Act) only if our board of directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act. The Business Combination Act (if our board of directors should repeal the resolution) and the Control Share Acquisition Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

In addition, at any time that we have a class of equity securities registered under the Exchange Act and we have at least three independent directors, certain provisions of the MGCL permit our board of directors, without stockholder approval and regardless of what is currently provided in our charter or bylaws, to implement certain takeover defenses, including adopting a classified board or increasing the vote required to remove a director.

Moreover, our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock; and our board of directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue.

These provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the value of our common stock.

The net asset value of our common stock may fluctuate significantly.

The net asset value of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include: (i) changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs; (ii) loss of RIC or BDC status; (iii) changes in earnings or variations in operating results; (iv) changes in the value of our portfolio of investments; (v) changes in accounting guidelines governing valuation of our investments; (vi) any shortfall in revenue or net income or any increase in losses from levels expected by investors; (vii) departure of our investment adviser or sub-adviser or certain of their respective key personnel; (viii) general economic trends and other external factors; and (ix) loss of a major funding source.

Risks Related to Our Investments

Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

Our investments in senior secured loans, second lien secured loans, senior secured bonds, subordinated debt and equity of private U.S. companies, including middle market companies, may be risky and there is no limit on the amount of any such investments in which we may invest.

Senior Secured Loans, Second Lien Secured Loans and Senior Secured Bonds. There is a risk that any collateral pledged by portfolio companies in which we have taken a security interest may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent our debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, our security interest may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt. Secured debt that is under-collateralized involves a greater risk of loss. In addition, second lien secured debt is granted a second priority security interest in collateral, which means that any realization of collateral will generally be applied to pay senior secured debt in full before second lien secured debt is paid. Consequently, the fact that debt is secured does not guarantee that we will receive principal and interest payments according to the debt’s terms, or at all, or that we will be able to collect on the debt should we be forced to enforce our remedies.

Subordinated Debt. Our subordinated debt investments will generally rank junior in priority of payment to senior debt and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income. Because we will not receive any principal repayments prior to the maturity of some of our subordinated debt investments, such investments will be of greater risk than amortizing loans.

Equity Investments. We may make select equity investments. In addition, in connection with our debt investments, we on occasion receive equity interests such as warrants or options as additional consideration. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Non-U.S. Securities. We may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies, to the extent permitted by the 1940 Act. Because evidences of ownership of such securities usually are held outside the United States, we would be subject to additional risks if we invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Because non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected unfavorably by changes in currency rates and exchange control regulations.

Below Investment Grade Risk. In addition, we invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any proceeds. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

If one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, our legal rights may be subordinated to other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or in instances where we exercise control over the borrower or render significant managerial assistance.

We generally will not control our portfolio companies.

We do not expect to control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We are exposed to risks associated with changes in interest rates.

We are subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, have a material adverse effect on our investment objectives and our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for our financing needs, if any.

Interest rates have recently been at or near historic lows. In the event of a rising interest rate environment, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, fixed rate debt instruments may decline in value because the fixed rates of interest paid thereunder may be below market interest rates.

Second priority liens on collateral securing debt investments that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain debt investments that we make in portfolio companies may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by such company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against such company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the debt investments we make in our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

Our investments in CLOs may be riskier than a direct investment in the debt or other securities of the underlying companies.

When investing in CLOs, we may invest in any level of a CLO’s subordination chain, including subordinated (lower-rated) tranches and residual interests (the lowest tranche). CLOs are typically highly levered and therefore, the junior debt and equity tranches that we may invest in are subject to a higher risk of total loss and deferral or nonpayment of interest than the more senior tranches to which they are subordinated. In addition, we will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or entities that sponsored the CLOs. Furthermore, the investments we make in CLOs are at times thinly traded or have only a limited trading market. As a result, investments in such CLOs may be characterized as illiquid securities.

A covenant breach by our portfolio companies may harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Our portfolio companies may be highly leveraged.

Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Investing in middle market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.

Investments in middle market companies involve some of the same risks that apply generally to investments in larger, more established companies. However, such investments have more pronounced risks in that they:

●	may have limited financial resources and may be unable to meet the obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral pledged under such securities and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

●	have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tends to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

●	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

●	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers and directors, and members of FSIC III Advisor may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

●	may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

We may not realize gains from our equity investments.

Certain investments that we may make may include equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity. In addition, we may make direct equity investments in portfolio companies. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We may also be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We may be unable to exercise any put rights we acquire, which grant us the right to sell our equity securities back to the portfolio company, for the consideration provided in our investment documents if the issuer is in financial distress.

Investment strategies focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

Our investments are primarily in privately held companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet the obligations under their debt securities that we hold. Second, the investments themselves often may be illiquid. The securities of most of the companies in which we invest are not publicly-traded or actively-traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. In addition, such securities may be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. In addition, in a restructuring, we may receive substantially different securities than our original investment in a portfolio company, including securities in a different part of the capital structure. These investments may also be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies often may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of FSIC III Advisor and/or GDFM to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. These companies and their financial information will generally not be subject to the Sarbanes-Oxley Act and other rules and regulations that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.

A lack of liquidity in certain of our investments may adversely affect our business.

We invest in certain companies whose securities are not publicly-traded or actively-traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors and whose securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly-traded securities. The illiquidity of certain of our investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price or at all, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.

Our investments may include original issue discount and PIK instruments.

To the extent that we invest in original issue discount or PIK instruments and the accretion of original issue discount or PIK interest income constitutes a portion of our income, we will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash, including the following:

●	The higher interest rates on PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans;

●	Original issue discount or PIK instruments may have unreliable valuations because the accruals require judgments about collectability of the deferred payments and the value of any associated collateral;

●	An election to defer PIK interest payments by adding them to the principal on such instruments increases our future investment income which increases our gross assets and, as such, increases FSIC III Advisor’s future base management fees which, thus, increases FSIC III Advisor’s future income incentive fees at a compounding rate;

●	Market prices of PIK instruments and other zero coupon instruments are affected to a greater extent by interest rate changes, and may be more volatile than instruments that pay interest periodically in cash. While PIK instruments are usually less volatile than zero coupon debt instruments, PIK instruments are generally more volatile than cash pay securities;

●	The deferral of PIK interest on an instrument increases the loan-to-value ratio, which is a measure of the riskiness of a loan, with respect to such instrument;

●	Even if the conditions for income accrual under GAAP are satisfied, a borrower could still default when actual payment is due upon the maturity of such loan;

●	For accounting purposes, cash distributions to investors representing original issue discount income are not derived from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of original issue discount income may come from the cash invested by investors, the 1940 Act does not require that investors be given notice of this fact;

●	The required recognition of PIK interest for U.S. federal income tax purposes may have a negative impact on liquidity, as it represents a non-cash component of our investment company taxable income that may require cash distributions to stockholders in order to maintain our ability to be subject to tax as a RIC; and

●	Original issue discount may create a risk of non-refundable cash payments to FSIC III Advisor based on non-cash accruals that may never be realized.

We have entered into a total return swap agreement which exposes us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.

Our wholly-owned financing subsidiary, Center City Funding, has entered into a TRS for a portfolio of primarily senior secured floating rate loans with Citibank. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Financing Arrangements—Citibank Total Return Swap” for a more detailed discussion of the terms of the TRS between Center City Funding and Citibank.

A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements.

The TRS with Citibank enables us, through our ownership of Center City Funding, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest-type payment to Citibank. As such, the TRS is analogous to Center City Funding borrowing funds to acquire loans and incurring interest expense to a lender.

The TRS is subject to market risk, liquidity risk and risk of imperfect correlation between the value of the TRS and the loans underlying the TRS. In addition, we may incur certain costs in connection with the TRS that could in the aggregate be significant. Because this arrangement is not an acquisition of the underlying loans, we have no right directly to enforce compliance with the terms of the loans and have no voting or other consensual rights of ownership with respect to the loans. In the event of insolvency of the counterparty, we will be treated as a general creditor of the counterparty and will have no claim of title with respect to the underlying loans.

A TRS is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty. In the case of the TRS with Citibank, Center City Funding is required to post cash collateral amounts to secure its obligations to Citibank under the TRS. Citibank, however, is not required to collateralize any of its obligations to Center City Funding under the TRS. Center City Funding bears the risk of depreciation with respect to the value of the loans underlying the TRS and is required under the terms of the TRS to post additional collateral on a dollar-for-dollar basis in the event of depreciation in the value of the underlying loans after such value decreases below a specified amount. The amount of collateral required to be posted by Center City Funding is determined primarily on the basis of the aggregate value of the underlying loans.

The limit on the additional collateral that Center City Funding may be required to post pursuant to the agreements between Center City Funding and Citibank that collectively establish the TRS, which agreements are collectively referred to herein as the TRS Agreement, is equal to the difference between the full notional amount of the loans underlying the TRS and the amount of cash collateral already posted by Center City Funding (determined without consideration of the initial cash collateral posted for each loan included in the TRS). Center City Funding’s maximum liability under the TRS is the amount of any decline in the aggregate value of the loans subject to the TRS, less the amount of the cash collateral previously posted by Center City Funding. Therefore, the absolute risk of loss with respect to the TRS is the notional amount of the TRS.

Included among the customary events of default and termination events in the TRS Agreement are: (a) a failure to satisfy the portfolio criteria or obligation criteria for at least 30 days; (b) a failure to post initial cash collateral or additional collateral as required by the TRS Agreement; (c) a default by Center City Funding or us with respect to indebtedness in an amount equal to or greater than the lesser of $10.0 million and 2% of our net asset value at such time; (d) Center City Funding ceasing to be our wholly-owned subsidiary; (e) either us or Center City Funding amending its constituent documents to alter our investment strategies in a manner that has or could reasonably be expected to have a material adverse effect; (f) our ceasing to be the investment manager of Center City Funding or having authority to enter into transactions under the TRS on behalf of Center City Funding, and not being replaced by an entity reasonably acceptable to Citibank; (g) FSIC III Advisor (or an entity reasonably acceptable to Citibank) ceasing to be our investment adviser or GDFM (or an affiliate) ceasing to be the investment sub-adviser to FSIC III Advisor; (h) Center City Funding failing to comply with its investment strategies or restrictions to the extent such non-compliance has or could reasonably be expected to have a material adverse effect; (i) Center City Funding becoming liable in respect of any obligation for borrowed money, other than arising under the TRS Agreement; (j) we dissolve or liquidate; (k) there occurs, without the prior consent of Citibank, any material change to or departure from our policies or the policies of Center City Funding that may not be changed without the vote of our stockholders and that relates to Center City Funding’s performance of its obligations under the TRS Agreement; and (l) we violate certain provisions of the 1940 Act or our election to be regulated as a BDC is revoked or withdrawn.

In addition to the rights of Citibank to terminate the TRS following an event of default or termination event as described above, Citibank may terminate the TRS on or after March 31, 2018. Center City Funding may terminate the TRS at any time upon providing no more than 30 days, and no less than 10 days, prior notice to Citibank. Any termination prior to the ramp-down period will result in payment of an early termination fee to Citibank based on the maximum notional amount of the TRS. Under the terms of the TRS, the early termination fee will equal the present value of a stream of monthly payments which would be owed by Center City Funding to Citibank for the period from the termination date through and including March 31, 2018. Such monthly payments will equal the product of (x) 80%, multiplied by (y) the maximum notional amount of the TRS ($500.0 million as of March 31, 2017), multiplied by (z) 1.55% per annum (1.50% per annum as of December 31, 2015). Other than during the first 90 days and last 90 days of the term of the TRS, Center City Funding is required to pay a minimum usage fee if less than 80% of the maximum notional amount of the TRS is utilized and an unused fee on any amounts unutilized if greater than 80% but less than 100% of the maximum notional amount of the TRS is utilized.

Upon any termination of the TRS, Center City Funding will be required to pay Citibank the amount of any decline in the aggregate value of the loans subject to the TRS or, alternatively, will be entitled to receive the amount of any appreciation in the aggregate value of such loans. In the event that Citibank chooses to exercise its termination rights, it is possible that Center City Funding will owe more to Citibank or, alternatively, will be entitled to receive less from Citibank than it would have if Center City Funding controlled the timing of such termination due to the existence of adverse market conditions at the time of such termination.

In addition, because a TRS is a form of synthetic leverage, such arrangements are subject to risks similar to those associated with the use of leverage. See “—Risks Related to Debt Financing.”

We may from time to time enter into credit default swaps or other derivative transactions which expose us to certain risks, including credit risk, market risk, liquidity risk and other risks similar to those associated with the use of leverage.

We may from time to time enter into credit default swaps or other derivative transactions that seek to modify or replace the investment performance of a particular reference security or other asset. These transactions are typically individually negotiated, non-standardized agreements between two parties to exchange payments, with payments generally calculated by reference to a notional amount or quantity. Swap contracts and similar derivative contracts are not traded on exchanges; rather, banks and dealers act as principals in these markets. These investments may present risks in excess of those resulting from the referenced security or other asset. Because these transactions are not an acquisition of the referenced security or other asset itself, the investor has no right directly to enforce compliance with the terms of the referenced security or other asset and has no voting or other consensual rights of ownership with respect to the referenced security or other asset. In the event of insolvency of a counterparty, we will be treated as a general creditor of the counterparty and will have no claim of title with respect to the referenced security or other asset.

A credit default swap is a contract in which one party buys or sells protection against a credit event with respect to an issuer, such as an issuer’s failure to make timely payments of interest or principal on its debt obligations, bankruptcy or restructuring during a specified period. Generally, if we sell credit protection using a credit default swap, we will receive fixed payments from the swap counterparty and if a credit event occurs with respect to the applicable issuer, we will pay the swap counterparty par for the issuer’s defaulted debt securities and the swap counterparty will deliver the defaulted debt securities to us. Generally, if we buy credit protection using a credit default swap, we will make fixed payments to the counterparty and if a credit event occurs with respect to the applicable issuer, we will deliver the issuer’s defaulted securities underlying the swap to the swap counterparty and the counterparty will pay us par for the defaulted securities. Alternatively, a credit default swap may be cash settled and the buyer of protection would receive the difference between the par value and the market value of the issuer’s defaulted debt securities from the seller of protection.

Credit default swaps are subject to the credit risk of the underlying issuer. If we are selling credit protection, there is a risk that we will not properly assess the risk of the underlying issuer, a credit event will occur and we will have to pay the counterparty. If we are buying credit protection, there is a risk that we will not properly assess the risk of the underlying issuer, no credit event will occur and we will receive no benefit for the premium paid.

A derivative transaction is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty. In some cases, we may post collateral to secure our obligations to the counterparty, and we may be required to post additional collateral upon the occurrence of certain events such as a decrease in the value of the reference security or other asset. In some cases, the counterparty may not collateralize any of its obligations to us.

Derivative investments effectively add leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. In addition to the risks described above, such arrangements are subject to risks similar to those associated with the use of leverage. See “—Risks Related to Debt Financing” below.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact our return on equity.

Risks Related to Our Business and Structure

Our board of directors may change our operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. Moreover, we have significant investment flexibility within our investment strategies. Therefore, we may invest our assets in ways with which you may not agree. We also cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and the value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Finally, because our shares are not expected to be listed on a national securities exchange, you will be limited in your ability to sell your shares in response to any changes in our investment policy, operating policies, investment criteria or strategies.

Future disruptions or instability in capital markets could negatively impact the valuation of our investments and our ability to raise capital.

From time to time, the global capital markets may experience periods of disruption and instability, which could be prolonged and which could materially and adversely impact the broader financial and credit markets, have a negative impact on the valuations of our investments and reduce the availability to us of debt and equity capital. For example, between 2008 and 2009, instability in the global capital markets resulted in disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major domestic and international financial institutions. In particular, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. More recently, the macroeconomic environment, including concerns regarding the Chinese economy, declines in commodity prices and recent social and political tensions in the U.S. and around the world (e.g. the United Kingdom referendum to leave the European Union), has led to, and may continue to lead to, volatility in the broadly syndicated credit market as investors re-price credit risk.

While most of our investments are not publicly-traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity) and impairments of the market values or fair market values of our investments, even if unrealized, must be reflected in our financial statements for the applicable period, which could result in significant reductions to our net asset value for the period. With certain limited exceptions, we are only allowed to borrow amounts or issue debt securities if our asset coverage, as calculated pursuant to the 1940 Act, equals at least 200% immediately after such borrowing. Equity capital may also be difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. If we are unable to raise capital or refinance existing debt on acceptable terms, then we may be limited in our ability to make new commitments or to fund existing commitments to our portfolio companies. Significant changes in the capital markets may also affect the pace of our investment activity and the potential for liquidity events involving our investments. Thus, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required, and as a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes.

Uncertainty with respect to the financial stability of the United States and several countries in the European Union, or EU, could have a significant adverse effect on our business, financial condition and results of operations.

In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. from “AAA” to “AA+,” which was last affirmed by S&P in November 2016. Moody’s and Fitch Ratings, Inc., or Fitch, have also warned that they may downgrade the U.S. federal government’s credit rating. In addition, the economic downturn and the significant government interventions into the financial markets and fiscal stimulus spending over the last several years have contributed to significantly increased U.S. budget deficits. The U.S. government has on several occasions adopted legislation to suspend the federal debt ceiling to allow the U.S. Treasury Department to issue additional debt. Further downgrades or warnings by S&P or other rating agencies, and the U.S. government’s credit and deficit concerns in general, including issues around the federal debt ceiling, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. Furthermore, in February 2014, the Federal Reserve began scaling back its bond-buying program, or quantitative easing, which it ended in October 2014. Quantitative easing was designed to stimulate the economy and expand the Federal Reserve’s holdings of long-term securities until key economic indicators, such as the unemployment rate, showed signs of improvement. The Federal Reserve also raised interest rates during the fourth quarter of 2015, the fourth quarter of 2016 and the first quarter of 2017. It is unclear what effect, if any, the end of quantitative easing, future interest rate raises, if any, and the pace of any such raises will have on the value of our investments or our ability to access the debt markets on favorable terms.

In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the ability of these nations to continue to service their sovereign debt obligations. In January 2012, S&P lowered its long-term sovereign credit rating for France, Italy, Spain and six other European countries, which has negatively impacted global markets and economic conditions. In addition, in April 2012, S&P further lowered its long-term sovereign credit rating for Spain. While the financial stability of such countries has improved, risks resulting from any future debt crisis in Europe or any similar crisis could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of U.S. and European financial institutions. Furthermore, following the United Kingdom’s referendum to leave the European Union, S&P lowered its long-term sovereign credit rating. In addition, the terms of the United Kingdom’s exit and any future referendums in other European countries may disrupt the global market. Market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, could negatively impact the global economy, and there can be no assurance that assistance packages will be available, or if available, will be sufficient to stabilize countries and markets in Europe. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, or other credit factors, our business, financial condition and results of operations could be significantly and adversely affected.

Future economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our debt investments. A prolonged recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income and net asset value. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results. Economic downturns or recessions may also result in a portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders, which could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its assets representing collateral for its obligations, which could trigger cross defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

A prolonged continuation of depressed oil and natural gas prices could negatively impact the energy and power industry and energy-related investments within our investment portfolio.

Prices for oil and gas, which historically have been volatile and may continue to be volatile, may be subject to large fluctuations in response to relatively minor changes in the supply of and demand for oil and natural gas. A prolonged continuation of depressed oil and natural gas prices would adversely affect the credit quality and performance of certain of our debt and equity investments in energy and power and related companies. A decrease in credit quality and performance would, in turn, negatively affect the fair value of these investments, which would consequently negatively affect our net asset value. Should a prolonged period of depressed oil and natural gas prices occur, the ability of certain of our portfolio companies in the energy and power and related industries to satisfy financial or operating covenants imposed by us or other lenders may be adversely affected, which could, in turn, negatively impact their financial condition and their ability to satisfy their debt service and other obligations. Likewise, should a prolonged period of depressed oil and natural gas prices occur, it is possible that the cash flow and profit generating capacity of these portfolio companies could also be adversely affected thereby negatively impacting their ability to pay us dividends or distributions on our investments.

Our ability to achieve our investment objectives depends on FSIC III Advisor’s and GDFM’s ability to manage and support our investment process and if either our agreement with FSIC III Advisor or FSIC III Advisor’s agreement with GDFM were to be terminated, or if either FSIC III Advisor or GDFM lose any members of their respective senior management teams, our ability to achieve our investment objectives could be significantly harmed.

Because we have no employees, we depend on the investment expertise, skill and network of business contacts of FSIC III Advisor and GDFM. FSIC III Advisor, with the assistance of GDFM, evaluates, negotiates, structures, executes, monitors and services our investments. Our future success depends to a significant extent on the continued service and coordination of FSIC III Advisor and GDFM, as well as their respective senior management teams. The departure of any members of FSIC III Advisor’s senior management team could have a material adverse effect on our ability to achieve our investment objectives. Likewise, the departure of any key employees of GDFM or termination of key industry relationships may impact its ability to render services to us under the terms of its investment sub-advisory agreement with FSIC III Advisor.

Our ability to achieve our investment objectives depends on FSIC III Advisor’s ability, with the assistance of GDFM, to identify, analyze, invest in, finance and monitor companies that meet our investment criteria. FSIC III Advisor’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objectives, FSIC III Advisor may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. FSIC III Advisor may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

In addition, the investment advisory and administrative services agreement that FSIC III Advisor has entered into with us, as well as the investment sub-advisory agreement that FSIC III Advisor has entered into with GDFM, have termination provisions that allow the parties to terminate the agreements without penalty. The investment advisory and administrative services agreement may be terminated at any time, without penalty, by FSIC III Advisor, upon 120 days’ notice to us. The investment sub-advisory agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice by GDFM or, if our board of directors or the holders of a majority of our outstanding voting securities determine that the investment sub-advisory agreement with GDFM should be terminated, by FSIC III Advisor. If either agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for us to replace FSIC III Advisor or for FSIC III Advisor to replace GDFM. Furthermore, the termination of either of these agreements may adversely impact the terms of any financing arrangement into which we may enter, which could have a material adverse effect on our business and financial condition.

Because our business model depends to a significant extent upon relationships with private equity sponsors, investment banks and commercial banks, the inability of FSIC III Advisor and GDFM to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

If FSIC III Advisor or GDFM fails to maintain its existing relationships with private equity sponsors, investment banks and commercial banks on which they rely to provide us with potential investment opportunities, or develop new relationships with other sponsors or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom FSIC III Advisor and GDFM have relationships generally are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us. GDFM may compensate certain brokers or other financial services firms out of its own profits or revenues for services provided in connection with the identification of appropriate investment opportunities.

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

We compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds and CLO funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in middle market private U.S. companies. Furthermore, the potentially changing regulatory landscape as a result of the new U.S. presidential administration may increase the number of middle market investors. As a result of these new entrants, competition for investment opportunities in middle market private U.S. companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in middle market private U.S. companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC.

Declines in market values or fair market values of our investments could result in significant net unrealized depreciation of our portfolio, which, in turn, would reduce our net asset value.

Under the 1940 Act, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our board of directors. While most of our investments are not publicly-traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity) and impairments of the market values or fair market values of our investments, even if unrealized, must be reflected in our financial statements for the applicable period as unrealized depreciation, which could result in a significant reduction to our net asset value for a given period.

A significant portion of our investment portfolio is and will be recorded at fair value as determined in good faith by our board of directors and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value, as determined by our board of directors. There is not a public market for the securities of the privately held companies in which we invest. Most of our investments are not publicly-traded or actively-traded on a secondary market but are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors or are not traded at all. As a result, we value these securities quarterly at fair value as determined in good faith by our board of directors.

Certain factors that may be considered in determining the fair value of our investments include dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flows and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.

There is a risk that investors in our common stock may not receive distributions.

We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions. All distributions will be paid at the discretion of our board of directors and will depend on our earnings, our net investment income, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our board of directors may deem relevant from time to time. Furthermore, we are permitted to issue senior securities, including multiple classes of debt and one class of stock senior to our shares of common stock. If any such senior securities are outstanding, we are prohibited from paying distributions to holders of shares of our common stock unless we meet the applicable asset coverage ratios at the time of distribution. As a result, we may be limited in our ability to make distributions. See “Regulation—Senior Securities.”

Our distribution proceeds may exceed our earnings. Therefore, portions of the distributions that we make may represent a return of capital to stockholders, which will lower your tax basis in your shares of common stock.

The tax treatment and characterization of our distributions may vary significantly from time to time due to the nature of our investments. The ultimate tax characterization of our distributions made during a tax year may not finally be determined until after the end of that tax year. We may make distributions during a tax year that exceed our investment company taxable income and net capital gains for that tax year. In such a situation, the amount by which our total distributions exceed investment company taxable income and net capital gains generally would be treated as a return of capital up to the amount of a stockholder’s tax basis in the shares, with any amounts exceeding such tax basis treated as a gain from the sale or exchange of such shares. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with the offering, including any fees payable to FSIC III Advisor. Moreover, we may pay all or a substantial portion of our distributions from the proceeds of our continuous public offering or from borrowings in anticipation of future cash flow, which could constitute a return of your capital and will lower your tax basis in your shares, which may result in increased tax liability to you when you sell your shares.

Changes in laws or regulations governing our operations or the operations of our business partners may adversely affect our business or cause us to alter our business strategy.

We, our portfolio companies and our business partners are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make and the deductibility of interest expense by our portfolio companies, potentially with retroactive effect. Changes in laws or regulations governing the operations of those with whom we do business, including the financial representatives selling our shares, could have a material adverse effect on our business, financial condition and results of operations. In addition, over the last several years there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. New or repealed legislation, interpretations, rulings or regulations could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

In addition, any changes to the laws and regulations governing our operations, including with respect to permitted investments, may cause us to alter our investment strategies to avail ourselves of new or different opportunities or make other changes to our business. Such changes could result in material differences to our strategies and plans as set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of FSIC III Advisor and GDFM to other types of investments in which FSIC III Advisor and GDFM may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

As a public company, we are subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

As a public company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act, and other rules implemented by the SEC. Our management is required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder. In particular, our management is required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. Although not required, we also elect to obtain an attestation from our independent registered public accounting firm on the effectiveness of our internal control over financial reporting.

We incur significant expenses in connection with our compliance with the Sarbanes-Oxley Act and other regulations applicable to public companies, which may negatively impact our financial performance and our ability to make distributions. Compliance with such regulations also requires a significant amount of our management’s time and attention. For example, we cannot be certain as to the timing of the completion of our Sarbanes-Oxley mandated evaluations, testings and remediation actions, if any, or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be deemed effective in the future. In the event that we are unable to maintain an effective system of internal control and maintain compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

The impact on us of recent financial reform legislation, including the Dodd-Frank Act, is uncertain.

The Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended, or the Dodd-Frank Act, institutes a wide range of reforms that will have an impact on financial institutions. Many of the requirements called for in the Dodd-Frank Act are expected to be implemented over time, most of which will likely be subject to implementing regulations over the course of several years. However, the new U.S. presidential administration has announced its intention to repeal, amend, or replace certain portions of the Dodd-Frank Act and the regulations implemented thereunder. Given the uncertainty associated with the manner in which and whether the provisions of the Dodd-Frank Act will be implemented, repealed, amended or replaced, the full impact such requirements will have on our business, results of operations or financial condition is unclear. The changes resulting from the Dodd-Frank Act or any changes to the regulations already implemented thereunder may require us to invest significant management attention and resources to evaluate and make necessary changes in order to comply with new statutory and regulatory requirements. Failure to comply with any such laws, regulations or principles, or changes thereto, may negatively impact our business, results of operations and financial condition. While we cannot predict what effect any changes in the laws or regulations or their interpretations would have on us as a result of recent financial reform legislation, these changes could be materially adverse to us and our stockholders.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

Our business requires a substantial amount of capital to grow because we must distribute most of our income.

Our business requires a substantial amount of capital. We have issued equity securities and have borrowed from financial institutions. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our investment company taxable income to maintain our RIC status. As a result, any such cash earnings may not be available to fund investment originations. We expect to continue to borrow from financial institutions and issue additional debt and equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which may have an adverse effect on the value of our securities. In addition, as a BDC, our ability to borrow or issue preferred stock may be restricted if our total assets are less than 200% of our total borrowings and preferred stock.

If we, our affiliates and our and their respective third-party service providers are unable to maintain the availability of electronic data systems and safeguard the security of data, our ability to conduct business may be compromised, which could impair our liquidity, disrupt our business, damage our reputation or otherwise adversely affect our business.

Cybersecurity refers to the combination of technologies, processes, and procedures established to protect information technology systems and data from unauthorized access, attack, or damage. We, our affiliates and our and their respective third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and, while we have not experienced any material losses relating to cyber attacks or other information security breaches, we could suffer such losses in the future. Our, our affiliates and our and their respective third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in our operations or the operations of our affiliates and our and their respective third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect our business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, we may be required to expend significant additional resources to modify our protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

Risks Related to FSIC III Advisor and Its Affiliates

FSIC III Advisor, GDFM and their respective affiliates, including our officers and some of our directors, face conflicts of interest as a result of compensation arrangements between us and FSIC III Advisor, and FSIC III Advisor and GDFM, which could result in actions that are not in the best interests of our stockholders.

FSIC III Advisor, GDFM and their respective affiliates receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. We pay to FSIC III Advisor an incentive fee that is based on the performance of our portfolio and an annual base management fee that is based on the average weekly value of our gross assets, and FSIC III Advisor shares a portion of these fees with GDFM pursuant to the investment sub-advisory agreement between FSIC III Advisor and GDFM. Because the incentive fee is based on the performance of our portfolio, FSIC III Advisor may be incentivized to make investments on our behalf, and GDFM may be incentivized to recommend investments for us to FSIC III Advisor, that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee is determined may also encourage FSIC III Advisor to use leverage to increase the return on our investments. In addition, because the base management fee is based upon the average weekly value of our gross assets, which includes any borrowings for investment purposes, FSIC III Advisor may be incentivized to recommend the use of leverage or the issuance of additional equity to make additional investments and increase the average weekly value of our gross assets. Under certain circumstances, the use of leverage may increase the likelihood of default, which could disfavor holders of our common stock. Our compensation arrangements could therefore result in our making riskier or more speculative investments, or relying more on leverage to make investments, than would otherwise be the case. This could result in higher investment losses, particularly during cyclical economic downturns.

We may be obligated to pay FSIC III Advisor incentive compensation even if we incur a net loss due to a decline in the value of our portfolio, or on income that we have not received.

The investment advisory and administrative services agreement entitles FSIC III Advisor to receive incentive compensation on income regardless of any capital losses. In such case, we may be required to pay FSIC III Advisor incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

In addition, any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. FSIC III Advisor is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received.

For U.S. federal income tax purposes, we are required to recognize taxable income (such as deferred interest that is accrued as original issue discount) in some circumstances in which we do not receive a corresponding payment in cash. Under such circumstances, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that we are required to pay an incentive fee with respect to such accrued income. As a result, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

There may be conflicts of interest related to obligations FSIC III Advisor’s and GDFM’s senior management and investment teams have to our affiliates and to other clients.

The members of the senior management and investment teams of both FSIC III Advisor and GDFM serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment vehicles managed by the same personnel. For example, the officers, managers and other personnel of FSIC III Advisor also serve in similar capacities for the investment advisers to the other funds in the Fund Complex, and may serve in similar or other capacities for the investment advisers to future investment vehicles affiliated with FS Investments. In serving in these multiple and other capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our stockholders. Our investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, we rely on FSIC III Advisor to manage our day-to-day activities and to implement our investment strategies. FSIC III Advisor and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, FSIC III Advisor, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of other entities affiliated with FS Investments. FSIC III Advisor and its employees will devote only as much of its or their time to our business as FSIC III Advisor and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time.

Furthermore, GDFM, on which FSIC III Advisor relies to assist it in identifying investment opportunities and making investment recommendations, has similar conflicts of interest. GDFM or its parent, GSO, serves as investment sub-adviser to FS Investments’ four other affiliated BDCs and FS Investments’ affiliated closed-end management investment company. GDFM, its affiliates and their respective members, partners, officers and employees will devote as much of their time to our activities as they deem necessary and appropriate. GDFM and its affiliates are not restricted from forming additional investment vehicles, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of GDFM. Also, in connection with such business activities, GDFM and its affiliates may have existing business relationships or access to material, non-public information that may prevent it from recommending investment opportunities that would otherwise fit within our investment objectives. All of these factors could be viewed as creating a conflict of interest in that the time, effort and ability of the members of GDFM, its affiliates and their officers and employees will not be devoted exclusively to our business but will be allocated between us and the management of the monies of other advisees of GDFM and its affiliates. See “Prospectus Summary—Conflicts of Interest,” “Certain Relationships and Related Party Transactions” and “Portfolio Management—GDFM Potential Conflicts of Interest” for a more detailed discussion of these actual and potential conflicts of interest.

The time and resources that individuals employed by FSIC III Advisor and GDFM devote to us may be diverted and we may face additional competition due to the fact that individuals employed by FSIC III Advisor and GDFM are not prohibited from raising money for or managing another entity that makes the same types of investments that we target.

Neither FSIC III Advisor nor GDFM, or individuals employed by FSIC III Advisor or GDFM, are prohibited from raising money for and managing another investment entity that makes the same types of investments as those we target. As a result, the time and resources that these individuals may devote to us may be diverted. In addition, we may compete with any such investment entity for the same investors and investment opportunities. In an order dated June 4, 2013, the SEC granted exemptive relief to our affiliates, upon which we may rely, and which permits us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our co-investment affiliates. Because our affiliates did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, we are permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance (e.g., where price is the only negotiated term). Affiliates of GDFM, whose primary businesses include the origination of investments, engage in investment advisory business with accounts that compete with us. Affiliates of GDFM have no obligation to make their originated investment opportunities available to GDFM or to us.

FSIC III Advisor’s liability is limited under our investment advisory and administrative services agreement, and we are required to indemnify it against certain liabilities, which may lead it to act in a riskier manner on our behalf than it would when acting for its own account.

Pursuant to our investment advisory and administrative services agreement, FSIC III Advisor and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with FSIC III Advisor will not be liable to us for their acts under our investment advisory and administrative services agreement, absent willful misfeasance, bad faith or gross negligence in the performance of their duties. We have agreed to indemnify, defend and protect FSIC III Advisor and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with FSIC III Advisor with respect to all damages, liabilities, costs and expenses resulting from acts of FSIC III Advisor not arising out of willful misfeasance, bad faith or gross negligence in the performance of their duties under our investment advisory and administrative services agreement. These protections may lead FSIC III Advisor to act in a riskier manner when acting on our behalf than it would when acting for its own account.

Risks Related to Business Development Companies

The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation—Qualifying Assets.” Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would subject us to substantially more regulatory restrictions and significantly decrease our operating flexibility.

Failure to maintain our status as a BDC would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

Regulations governing our operation as a BDC and a RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

As a result of our need to satisfy the Annual Distribution Requirement in order to maintain RIC tax treatment under Subchapter M of the Code, we may need to periodically access the capital markets to raise cash to fund new investments. We may issue “senior securities,” as defined in the 1940 Act, including issuing preferred stock, borrowing money from banks or other financial institutions, or issuing debt securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Our ability to issue certain other types of securities is also limited. Under the 1940 Act, we are also generally prohibited from issuing or selling our common stock at a price per share that is below our net asset value per share, without first obtaining approval for such issuance from our stockholders and our independent directors. Compliance with these limitations on our ability to raise capital may unfavorably limit our investment opportunities. These limitations may also reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend.

In addition, because we incur indebtedness for investment purposes, if the value of our assets declines, we may be unable to satisfy the asset coverage test under the 1940 Act, which would prohibit us from paying distributions and, as a result, could cause us to be subject to corporate-level tax on our income and capital gains, regardless of the amount of distributions paid. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

Under the 1940 Act, we generally are prohibited from issuing or selling our common stock at a price per share that is below our net asset value per share, which may be a disadvantage as compared with other public companies. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of the common stock if our board of directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders, as well as those stockholders that are not affiliated with us, approve such sale.

Future legislation may allow us to incur additional leverage.

As a BDC, we are generally not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Legislation was previously introduced in the U.S. House of Representatives that proposed a modification of this section of the 1940 Act to permit an increase in the amount of debt that BDCs could incur by modifying the percentage from 200% to 150%. Similar legislation may be introduced and may pass that permits us to incur additional leverage under the 1940 Act. As a result, we may be able to incur additional indebtedness in the future, and, therefore, the risk of an investment in us may increase.

Future legislation or rules could modify how we treat derivatives and other financial arrangements for purposes of our compliance with the leverage limitations of the 1940 Act.

Future legislation or rules may modify how we treat derivatives and other financial arrangements for purposes of our compliance with the leverage limitations of the 1940 Act. For example, the SEC proposed a new rule in December 2015 that is designed to enhance the regulation of the use of derivatives by registered investments companies and BDCs. While the adoption of the rule is currently uncertain, the proposed rule, if adopted, or any future legislation or rules, may modify how leverage is calculated under the 1940 Act and, therefore, may increase or decrease the amount of leverage currently available to us under the 1940 Act, which may be materially adverse to us and our stockholders

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent members of our board of directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our board of directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our board of directors and, in some cases, the SEC. In an order dated June 4, 2013, the SEC granted exemptive relief to our affiliates, upon which we may rely, and which permits us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our co-investment affiliates. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons to the extent not covered by the exemptive relief, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their respective affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company of a fund managed by FSIC III Advisor without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We are uncertain of our sources for funding our future capital needs and if we cannot obtain debt or equity financing on acceptable terms, or at all, our ability to acquire investments and to expand our operations will be adversely affected.

Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. We may also need to access the capital markets to refinance existing debt obligations to the extent maturing obligations are not repaid with cash flows from operations. In order to maintain RIC tax treatment, we must distribute to our stockholders each tax year on a timely basis generally of an amount at least equal to 90% of our investment company taxable income, determined without regard to any deduction for distributions paid, and the amounts of such distributions will therefore not be available to fund investment originations or to repay maturing debt. In addition, with certain limited exceptions, we are only allowed to borrow amounts or issue debt securities or preferred stock, which we refer to collectively as “senior securities,” such that our asset coverage, as calculated pursuant to the 1940 Act, equals at least 200% immediately after such borrowing, which, in certain circumstances, may restrict our ability to borrow or issue debt securities or preferred stock. In the event that we develop a need for additional capital in the future for investments or for any other reason, and we cannot obtain debt or equity financing on acceptable terms, or at all, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to allocate our portfolio among various issuers and industries and achieve our investment objectives, which may negatively impact our results of operations and reduce our ability to make distributions to our stockholders.

Risks Related to Debt Financing

We currently use borrowed funds to make investments and are exposed to the typical risks associated with leverage.

Borrowings and other types of financing, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Our and our special purpose financing subsidiaries’ lenders and debt holders have fixed dollar claims on our and their assets that are superior to the claims of our stockholders. If the value of our assets increases, then leverage would cause the net asset value to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leverage would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions to our stockholders. Leverage is generally considered a speculative investment technique.

In addition, the decision to utilize leverage will increase our assets and, as a result, will increase the amount of management fees payable to FSIC III Advisor. See “Risks Related to FSIC III Advisor and Its Affiliates—FSIC III Advisor, GDFM and their respective affiliates, including our officers and some of our directors, face conflicts of interest as a result of compensation arrangements between us and FSIC III Advisor, and FSIC III Advisor and GDFM, which could result in actions that are not in the best interests of our stockholders.”

The agreements governing our debt financing arrangements contain, and agreements governing future debt financing arrangements may contain, various covenants which, if not complied with, could have a material adverse effect on our ability to meet our investment obligations and to pay distributions to our stockholders.

The agreements governing certain of our and our special purpose financing subsidiaries’ financing arrangements contain, and agreements governing future finance arrangements may contain, certain financial and operational covenants. These covenants require us and our subsidiaries to, among other things, maintain certain financial ratios, including asset coverage and minimum stockholders’ equity. Compliance with these covenants depends on many factors, some of which are beyond our and their control. In the event of deterioration in the capital markets and pricing levels subsequent to this period, net unrealized depreciation in our and our subsidiaries’ portfolios may increase in the future and could result in non-compliance with certain covenants, or our taking actions which could disrupt our business and impact our ability to meet our investment objectives. There can be no assurance that we and our subsidiaries will continue to comply with the covenants under our financing arrangements. Failure to comply with these covenants could result in a default which, if we and our subsidiaries were unable to obtain a waiver from the debt holders, could accelerate repayment under any or all of our and their debt instruments and thereby force us to liquidate investments at a disadvantageous time and/or at a price which could result in losses, or allow our lenders to sell assets pledged as collateral under our financing arrangements in order to satisfy amounts due thereunder. These occurrences could have a material adverse impact on our liquidity, financial condition, results of operations and ability to pay distributions. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Financing Arrangements” for a more detailed discussion of the terms of our debt financing arrangements.

We currently incur indebtedness to make investments, which magnifies the potential for gain or loss on amounts invested in our common stock and may increase the risk of investing in our common stock.

The use of borrowings and other types of financing, also known as leverage, magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our common stock. When we use leverage to partially finance our investments, through borrowing from banks and other lenders or issuing debt securities, we, and therefore our stockholders, will experience increased risks of investing in our common stock. Any lenders and debt holders would have fixed dollar claims on our assets that are senior to the claims of our stockholders. If the value of our assets increases, then leverage would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not utilized leverage. Conversely, if the value of our assets decreases, leverage would cause net asset value to decline more sharply than it otherwise would have had we not utilized leverage. Similarly, any increase in our income in excess of consolidated interest payable on our indebtedness would cause our net investment income to increase more than it would without leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not utilized leverage. Such a decline could negatively affect our ability to make distributions to stockholders. Leverage is generally considered a speculative investment technique. In addition, the decision to utilize leverage will increase our assets and, as a result, will increase the amount of base management fees payable to FSIC III Advisor.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $4.0 billion in total average assets, (ii) a weighted average cost of funds of 3.21%, (iii) $1.5 billion in debt outstanding (i.e., assumes that the full $1.5 billion available to us as of June 30, 2017 under our financing arrangements as of such date is outstanding) and (iv) $2.6 billion in stockholders’ equity. In order to compute the “Corresponding return to stockholders,” the “Assumed Return on Our Portfolio (net of expenses)” is multiplied by the assumed total assets to obtain an assumed return to us. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds times the assumed debt outstanding, and the product is subtracted from the assumed return to us in order to determine the return available to stockholders. The return available to stockholders is then divided by our stockholders’ equity to determine the “Corresponding return to stockholders.” Actual interest payments may be different.

Assumed Return on Our Portfolio (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding return to stockholders	(17.49)%	(9.65)%	(1.82)%	6.02%	13.85%

Similarly, assuming (i) $4.0 billion in total average assets, (ii) a weighted average cost of funds of 3.21% and (iii) $1.5 billion in debt outstanding (i.e., assumes that the full $1.5 billion available to us as of June 30, 2017 under our financing arrangements as of such date is outstanding), our assets would need to yield an annual return (net of expenses) of approximately 1.16% in order to cover the annual interest payments on our outstanding debt.

Changes in interest rates may affect our cost of capital and net investment income.

Because we intend to use debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to develop such expertise or arrange for such expertise to be provided.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to FSIC III Advisor with respect to pre-incentive fee net investment income. See “Investment Advisory and Administrative Services Agreement.”

We are subject to risks associated with our debt securitization facility.

On June 18, 2015, through our two wholly-owned, special-purpose financing subsidiaries, Germantown Funding LLC, or Germantown Funding, and Society Hill Funding LLC, or Society Hill Funding, we entered into a debt financing arrangement with Goldman, pursuant to which up to $300.0 million is available to us.

The financing transaction with Goldman is structured as a debt securitization. We use the term “debt securitization” to describe a form of secured borrowing under which an operating company, sometimes referred to as an originator, acquires or originates loans or other assets that earn income, whether on a one-time or recurring basis, or collectively referred to herein as income producing assets, and borrows money on a non-recourse basis against a legally separate pool of income producing assets. In a typical debt securitization, the originator transfers the income producing assets to a special-purpose, bankruptcy-remote subsidiary, also referred to as a special-purpose entity, which is established solely for the purpose of holding income producing assets and issuing debt secured by these income producing assets. The special-purpose entity completes the borrowing through the issuance of notes secured by the income producing assets.

Pursuant to the financing arrangement, assets in our portfolio may be sold and/or contributed by us from time to time to Germantown Funding pursuant to an amended and restated sale and contribution agreement, dated as of June 18, 2015, between us and Germantown Funding, or the Sale and Contribution Agreement. Assets held by Germantown Funding secure the obligations of Germantown Funding under floating rate notes, or the Notes, issued from time to time by Germantown Funding to Society Hill Funding pursuant to an indenture, dated as of June 18, 2015, with Citibank, as trustee, or the Indenture. Pursuant to the Indenture, the aggregate principal amount of Notes that may be issued by Germantown Funding from time to time is $500.0 million. Society Hill Funding will purchase the Notes to be issued by Germantown Funding from time to time at a purchase price equal to their par value.

All principal and any unpaid interest on the Notes will be due and payable on the stated maturity date of October 15, 2027.

Society Hill Funding, in turn, has entered into a repurchase transaction with Goldman pursuant to the terms of a master repurchase agreement and the related annex and master confirmation thereto, each dated as of June 18, 2015 (and effective as of July 15, 2015), or collectively, the Goldman facility. Pursuant to the Goldman facility, on one or more occasions beginning July 15,

2015 to, but excluding the date that is ten business days prior to, July 15, 2019, Goldman will purchase notes held by Society Hill Funding for an aggregate purchase price equal to 60.0% of the principal amount of Notes purchased. Subject to certain conditions, the maximum principal amount of Notes that may be purchased under the Goldman facility is $500.0 million. Accordingly, the aggregate maximum amount payable to Society Hill Funding under the Goldman facility will not exceed $300.0 million.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Financing Arrangements—Goldman Facility” for a more detailed discussion of the terms of this debt securitization facility.

Our equity investment in Germantown Funding is subordinated to the debt obligations of Germantown Funding.

Any dividends or other payments in respect of our equity interest in Germantown Funding are subordinated in priority of payment to the Notes. In addition, Germantown Funding is subject to certain payment restrictions set forth in the Indenture in respect of our equity interest.

We will receive cash distributions based on our investment in Germantown Funding only if Germantown Funding has made all required payments on the Notes. We cannot assure stockholders that distributions on the assets held by Germantown Funding will be sufficient to make any distributions to us or that the yield on our investment in Germantown Funding will meet our expectations.

Our equity investment in Germantown Funding is unsecured and ranks behind all of the creditors, known or unknown, of Germantown Funding, including the holders of the Notes. Consequently, if the value of Germantown Funding’s assets decreases as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets, prepayments or changes in interest rates generally, the value of our equity investment in Germantown Funding could be reduced. Accordingly, our investment in Germantown Funding may not produce a profit and may be subject to a loss in an amount up to the entire amount of such equity investment.

In addition, if the value of Germantown Funding’s assets decreases and Germantown Funding is unable to make any required payments to Society Hill Funding pursuant to the terms of the Notes, Society Hill Funding may, in turn, be unable to make any required payments to Goldman pursuant to the terms of the Goldman facility. In such event, if the value of Society Hill Funding’s assets is not sufficient to meet Society Hill Funding’s payment obligations to Goldman, we would need to loan or otherwise provide additional funds to Society Hill Funding to cover Society Hill Funding’s payment obligations to Goldman. Otherwise, we may be subject to a loss in an amount up to the entire amount of our equity investment in Society Hill Funding.

Our equity investment in Society Hill Funding is subordinated to the debt obligations of Society Hill Funding.

Our equity investment in Society Hill Funding is unsecured and ranks behind all of the creditors, known or unknown, of Society Hill Funding, including Goldman. Consequently, if the value of Society Hill Funding’s assets decreases as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets, prepayments or changes in interest rates generally, the value of our equity investment in Society Hill Funding could be reduced. Accordingly, our investment in Society Hill Funding may not produce a profit and may be subject to a loss in an amount up to the entire amount of such equity investment.

In addition, if the value of Society Hill Funding’s assets decreases or Germantown Funding fails to make any required payments to Society Hill Funding pursuant to the terms of the Notes, Society Hill Funding may be unable to make any required payments to Goldman pursuant to the terms of the Goldman facility. In such event, if the value of Society Hill Funding’s assets is not sufficient to meet Society Hill Funding’s payment obligations to Goldman, we may be required to loan or otherwise provide additional funds to Society Hill Funding to cover Society Hill Funding’s payment obligations to Goldman. Otherwise, we may be subject to a loss in an amount up to the entire amount of our equity investment in Society Hill Funding.

Our equity investment in Germantown Funding will have a high degree of leverage.

The market value of our equity investment in Germantown Funding may be significantly affected by a variety of factors, including changes in the market value of the assets held by Germantown Funding, changes in distributions on the assets held by Germantown Funding, defaults and recoveries on those assets, capital gains and losses on those assets, prepayments on those assets and other risks associated with those assets. Our investment in Germantown Funding may not produce a profit and may be subject to a loss in an amount up to the entire amount of such equity investment. The leveraged nature of our equity investment may magnify the adverse impact of any loss on our equity investment.

The interests of Goldman, as the holder of the Notes, may not be aligned with our interests, and we will not have control over remedies in respect of the Notes.

The Notes rank senior in right of payment to any equity securities issued by Germantown Funding. As a result, there are circumstances in which the interests of Goldman, as the holder of the Notes, may not be aligned with our interests. For example, under the terms of the Notes, Goldman has the right to receive payments of principal and interest prior to Germantown Funding making any distributions or dividends to holders of its equity securities.

For as long as the Notes remain outstanding, Goldman has the right to act in certain circumstances with respect to the portfolio of assets that secure the obligations of Germantown Funding under the Notes in ways that may benefit their interests but not ours, including by exercising remedies or directing the Indenture trustee to declare events of default under or accelerate the Notes in accordance with the terms of the Indenture. Goldman has no obligation to consider any possible adverse effect that actions taken may have on our equity interests. For example, upon the occurrence of an event of default with respect to the Notes, the trustee, which is currently Citibank, may declare the outstanding principal amount of all of the Notes, together with any accrued interest thereon, to be immediately due and payable. This would have the effect of accelerating the outstanding principal amount of the Notes and triggering a repayment obligation on the part of Germantown Funding. Germantown Funding may not have funds sufficient to make required payments on the Notes and make any distributions to us. Any failure of Germantown Funding to make distributions on the equity interests we hold could have a material adverse effect on our business, financial condition, results of operations and cash flows, and may result in our inability to make distributions to our stockholders in amounts sufficient to maintain our ability to be subject to tax as a RIC, or at all.

The market value of the Notes may decline causing Society Hill Funding to borrow funds from us in order to meet certain margin posting and minimum market value requirements, which would have an adverse effect on the timing of payments to us.

If at any time during the term of the Goldman facility the market value of the Notes (measured by reference to the market value of Germantown Funding’s portfolio of assets), together with any posted cash collateral, is less than the required margin amount under the Goldman facility, or the Margin Threshold, Society Hill Funding may be required to post cash collateral with Goldman in an amount at least equal to the amount by which the market value of the Notes, plus any posted cash collateral, at such time is less than the Margin Threshold; provided, however, that Society Hill Funding will not be required to post cash collateral with Goldman until such market value has declined at least 10% from the initial market value of the Notes. In addition, if the market value of any underlying asset held in Germantown Funding’s portfolio of assets is less than 70% of the initial market value of such underlying asset, or the Market Value Requirement, Goldman may require Society Hill Funding to post additional cash collateral in an amount equal to 15% of the outstanding principal balance of such underlying asset. In each such event, in order to satisfy these requirements, Society Hill Funding intends to borrow funds from us pursuant to a revolving credit agreement, dated as of June 18, 2015, between Society Hill Funding, as borrower, and us, as lender, or the Revolving Credit Agreement. We may, in our sole discretion, make such loans from time to time to Society Hill Funding pursuant to the terms of the Revolving Credit Agreement. Borrowings under the Revolving Credit Agreement may not exceed $300.0 million and will accrue interest at a rate equal to one-month LIBOR plus a spread of 0.75% per annum. To the extent we loan additional funds to Society Hill Funding to satisfy the Margin Threshold or the Market Value Requirement, such event could have a material adverse effect on our business, financial condition, results of operations and cash flows, and may result in our inability to make distributions to our stockholders in amounts sufficient to maintain our ability to be subject to tax as a RIC, or at all. There is no assurance that loans made pursuant to the Revolving Credit Agreement will be repaid.

Restructurings of investments held by Germantown Funding, if any, may decrease their value and reduce the value of our equity interest in Germantown Funding.

As investment manager, we have broad authority to direct and supervise the investment and reinvestment of the assets held by Germantown Funding, which may require from time to time the execution of amendments, waivers, modifications and other changes to the investment documentation in accordance with the related investment management agreement we have entered into with Germantown Funding. During periods of economic uncertainty and recession, the necessity for amendments, waivers, modifications and restructurings of investments may increase. Such amendments, waivers, modifications and other restructurings of an investment may change the terms of the investments and, in some cases, may result in Germantown Funding holding assets that do not meet certain specified criteria for its investments. This could adversely impact the market value of such investments and thereby the market value of the Notes, which in turn could adversely impact the ability of Society Hill Funding to meet the Margin Threshold or the Market Value Requirement. Any amendment, waiver, modification or other restructuring that affects the market value of the assets underlying the Notes will make it more likely that Germantown Funding will need to retain assets, including cash, to increase the market value of the assets underlying the Notes held by Goldman and for Society Hill Funding to post cash collateral with Goldman to meet the Margin Threshold or the Market Value Requirement. Any such uses of cash would reduce distributions available to us or delay the timing of distributions to us.

We may not receive cash from Germantown Funding or Society Hill Funding.

We receive cash from Germantown Funding and Society Hill Funding only to the extent that Germantown Funding or Society Hill Funding, respectively, makes distributions to us. Germantown Funding may make distributions to us, in turn, only to the extent not prohibited by the Indenture. The Indenture generally provides that distributions by Germantown Funding may not be made unless all amounts then due and owing with respect to the Notes have been paid in full. Society Hill Funding may make distributions to us only to the extent not prohibited by the Goldman facility. The Goldman facility generally provides that Society Hill Funding may be required to post cash collateral to meet the Margin Threshold and the Market Value Requirement and therefore may not be able to make distributions to us. If we do not receive cash from Germantown Funding or Society Hill Funding, we may be unable to make distributions to our stockholders in amounts sufficient to maintain our ability to be subject to tax as a RIC, or at all. We also could be forced to sell investments in our portfolio at less than their fair value in order to continue making such distributions.

We are subject to the credit risk of Goldman.

If Goldman fails to sell the Notes back to Society Hill Funding at the end of the applicable period, Society Hill Funding’s recourse will be limited to an unsecured claim against Goldman for the difference between the value of such Notes at such time and the amount that would be owing by Society Hill Funding to Goldman had Goldman performed under the Goldman facility. The ability of Goldman to satisfy such a claim will be subject to Goldman’s creditworthiness at that time.

Risks Related to U.S. Federal Income Tax

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy the RIC annual distribution requirements.

Besides maintaining our election to be treated as a BDC under the 1940 Act, in order for us to qualify as a RIC under Subchapter M of the Code, we must meet the following annual distribution, income source and asset diversification requirements. See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

●	The 90% Income Test (as defined below) will be satisfied if we earn at least 90% of our gross income for each tax year from dividends, interest, gains from the sale of securities or similar sources.

●	The Diversification Tests (as defined below) will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our tax year. To satisfy these requirements, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

In any tax year in which we qualify as a RIC, in order for us to be able to be subject to tax as a RIC, we are required to meet an Annual Distribution Requirement. The Annual Distribution Requirement for RIC tax treatment will be satisfied if we distribute to our stockholders, for each tax year, dividends of an amount generally at least equal to the sum of 90% of our investment company taxable income, which is generally the sum of our ordinary net income and realized net short-term capital gains in excess of realized net long-term capital losses, without regard to any deduction for dividends paid. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the Annual Distribution Requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

We must satisfy these tests on an ongoing basis in order to maintain RIC tax treatment, and may be required to make distributions to stockholders at times when it would be more advantageous to invest cash in our existing or other investments, or when we do not have funds readily available for distribution. Compliance with the RIC tax requirements may hinder our ability to operate solely on the basis of maximizing profits and the value of our stockholders’ investments. Also, the rules applicable to our qualification as a RIC are complex, with many areas of uncertainty. If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure may have a material adverse effect on us and on any investment in us. The Code provides certain form relief from RIC disqualification due to failures of the 90% Income Test or any of the diversification tests, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail either the 90% Income Test or any of the diversification tests.

Some of our investments may be subject to corporate-level income tax.

We may invest in certain debt and equity investments through taxable subsidiaries and the taxable income of these taxable subsidiaries will be subject to federal and state corporate income taxes. We may invest in certain foreign debt and equity investments which could be subject to foreign taxes (such as income tax, withholding and value added taxes).

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, our investments may include debt instruments that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants). To the extent original issue discount or PIK interest constitutes a portion of our income, we must include in taxable income each tax year a portion of the original issue discount or PIK interest that accrues over the life of the instrument, regardless of whether cash representing such income is received by us in the same tax year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discount and include such amounts in our taxable income in the current tax year, instead of upon disposition, as not making the election would limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the tax year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for or maintain RIC tax treatment and thus become subject to corporate-level U.S. federal income tax. For additional discussion regarding the tax implications of a RIC, see “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

Furthermore, we may invest in the equity securities of non-U.S. corporations (or other non-U.S. entities classified as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations as “passive foreign investment companies” and/or “controlled foreign corporations.” The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances, these rules also could require us to recognize taxable income or gains where we do not receive a corresponding payment in cash and, under recently proposed U.S. federal income tax regulations, all or a portion of such taxable income and gains may not be considered qualifying income for purpose of the 90% Income Test.

Our portfolio investments may present special tax issues.

Investments in below-investment grade debt instruments and certain equity securities may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless debt in equity securities, how payments received on obligations in default should be allocated between principal and interest income, as well as whether exchanges of debt instruments in a bankruptcy or workout context are taxable. Such matters could cause us to recognize taxable income for U.S. federal income tax purposes, even in the absence of cash or economic gain, and require us to make taxable distributions to our stockholders to maintain our RIC status or preclude the imposition of either U.S. federal corporate income or excise taxation. Because such taxable income may not be matched by corresponding cash received by us, we may be required to borrow money or dispose of other investments to be able to make distributions to our stockholders.

Furthermore, under recently proposed Treasury Regulations, certain income derived by us from an equity investment in an entity subject to U.S. federal income tax treatment as a passive foreign investment company, or PFIC, with respect to which we made a qualified electing fund, or QEF, election would generally constitute qualifying income for purposes of the 90% income test only to the extent the PFIC makes distributions of that income to us. As such, we may be restricted in our ability to make QEF elections with respect to our holdings in issuers that could be treated as PFICs in order to limit our tax liability or maximize our after-tax return from these investments. These and other issues will be considered by us, to the extent determined necessary, in order that we minimize the level of any U.S. federal income or excise tax that we would otherwise incur. See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

If we do not qualify as a “publicly offered regulated investment company,” as defined in the Code, you will be taxed as though you received a distribution of some of our expenses.

A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the tax year. If we do not qualify as a publicly offered regulated investment company for any tax year, a noncorporate stockholder’s allocable portion of our affected expenses, including our management fees, will be treated as an additional distribution to the stockholder and will be deductible by such stockholder only to the extent permitted under the limitations described below. For noncorporate stockholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly offered regulated investment company, including management fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible to an individual only to the extent they exceed 2% of such a stockholder’s adjusted gross income, are not deductible for alternative minimum tax purposes and are subject to the overall limitation on itemized deductions imposed by the Code. Although we believe that we are currently considered a publicly offered regulated investment company, as defined in the Code, there can be no assurance, however, that we will be considered a publicly offered regulated investment company in the future.

Legislative or regulatory tax changes could adversely affect investors.

At any time, the federal income tax laws governing RICs or the administrative interpretations of those laws or regulations may be amended. Any of those new laws, regulations or interpretations may take effect retroactively and could adversely affect the taxation of us or our stockholders. Therefore, changes in tax laws, regulations or administrative interpretations or any amendments thereto could diminish the value of an investment in our shares or the value or the resale potential of our investments.

FATCA withholding may apply to payments made to certain foreign entities.

We are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Stockholders may be requested to provide additional information to us to enable us to determine whether such withholding is required.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

●	our future operating results;

●	our business prospects and the prospects of the companies in which we may invest;

●	the impact of the investments that we expect to make;

●	the ability of our portfolio companies to achieve their objectives;

●	our current and expected financings and investments;

●	changes in the general interest rate environment;

●	the adequacy of our cash resources, financing sources and working capital;

●	the timing and amount of cash flows, distributions and dividends, if any, from our portfolio companies;

●	our contractual arrangements and relationships with third parties;

●	actual and potential conflicts of interest with the other funds in the Fund Complex, their respective investment advisers, GDFM or any of their affiliates;

●	the dependence of our future success on the general economy and its effect on the industries in which we may invest;

●	our use of financial leverage;

●	the ability of FSIC III Advisor to locate suitable investments for us and to monitor and administer our investments;

●	the ability of FSIC III Advisor or its affiliates to attract and retain highly talented professionals;

●	our ability to maintain our qualification as a RIC and as a BDC;

●	the impact on our business of the Dodd-Frank Act and the rules and regulations issued thereunder;

●	the effect of changes to tax legislation and our tax position; and

●	the tax status of the enterprises in which we may invest.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including those factors set forth in “Risk Factors” and elsewhere in this prospectus. Factors that could cause actual results to differ materially include:

●	changes in the economy;

●	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

●	future changes in laws or regulations and conditions in our operating areas.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements and projections contained in this prospectus or in periodic reports we file under the Exchange Act are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

ESTIMATED USE OF PROCEEDS

The following table sets forth our estimates of how we intend to use the gross proceeds from this offering. Information is provided assuming that we sell (1) $500 million worth of shares of common stock and (2) the maximum number of shares registered in this offering, or 106,675,012 shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the future Institutional offering price at which shares of common stock are sold pursuant to this offering and the actual number of shares of common stock we sell in this offering. Except as otherwise described below, the table below assumes that shares of common stock are sold at the current Institutional offering price of $8.64 per share. Such amount is subject to increase or decrease based upon, among other things, our net asset value per share.

We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments primarily in private U.S. companies in accordance with our investment objectives and using the strategies described in this prospectus. We anticipate that the remainder will be used for working capital and general corporate purposes, including the payment of operating expenses. However, we have not established limits on the use of proceeds from this offering. We will seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof. However, depending on market conditions and other factors, including the availability of investments that meet our investment objectives, we may be unable to invest such proceeds within the time period we anticipate. There can be no assurance we will be able to sell all of the shares we are registering. If we sell only a portion of the shares we are registering, we may be unable to achieve our investment objectives or allocate our portfolio among various issuers and industries.

Pursuant to the expense reimbursement agreement, FS Investments has agreed to reimburse us for expenses in an amount that is sufficient to ensure that no portion of our distributions to stockholders will be paid from offering proceeds or borrowings. Although FS Investments may terminate the expense reimbursement agreement at any time, it has indicated that it expects to continue such reimbursements until it deems that we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expenses in relation to our income. In the event that the expense reimbursement agreement is terminated, we may pay distributions from offering proceeds or borrowings. In addition, we have not established limits on the use of proceeds from this offering or the amount of funds we may use from available sources to make distributions to stockholders.

Pending such use, we intend to invest the net proceeds of our offering primarily in cash, cash equivalents, including money market funds, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our election to be taxed as a RIC.

Because the amounts in the following table, other than selling commissions and dealer manager fees, are estimates, they may not accurately reflect the actual receipt or use of the offering proceeds.

	$500 Million Raised		Maximum Offering
	Amount	%	Amount	%
Gross proceeds	$500,000,000	100.0%	$921,672,000	100.0%
Less:
Offering expenses	7,500,000	1.5%	13,825,080	1.5%

Net proceeds/amount available for investments	$492,500,000	98.5%	$907,846,920	98.5%

DISTRIBUTIONS

Subject to applicable legal restrictions and the sole discretion of our board of directors, we currently intend to declare regular cash distributions on a weekly or monthly basis and pay such distributions on a monthly basis. From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors. For example, our board of directors may periodically declare stock distributions in order to reduce our net asset value per share if necessary to ensure that we do not sell shares at a price per share that is below our net asset value per share. We will calculate each stockholder’s specific distribution amount for the period using record and declaration dates and each stockholder’s distributions will begin to accrue on the date we accept such stockholder’s subscription for shares of our common stock. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors.

We may fund our cash distributions to stockholders from any sources of funds legally available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from FS Investments. We have not established limits on the amount of funds we may use from available sources to make distributions. There can be no assurance that we will be able to pay distributions at a specific rate or at all.

Pursuant to the expense reimbursement agreement, FS Investments has agreed to reimburse us for expenses in an amount that is sufficient to ensure that no portion of our distributions to stockholders will be paid from our offering proceeds or borrowings. For a period of time following commencement of this offering, which time period may be significant, substantial portions of our distributions have been, and may in the future, be funded through the reimbursement of certain expenses by FS Investments and its affiliates, including through the waiver of certain investment advisory fees by FSIC III Advisor, that are subject to repayment by us within three years. Any such distributions funded through expense reimbursements or waivers of advisory fees are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or FS Investments continues to make such reimbursements or waivers of such fees. Our future repayments of amounts reimbursed or waived by FS Investments or its affiliates will reduce the distributions that you would otherwise receive in the future. FS Investments and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. No portion of the distributions paid during the six months ended June 30, 2017 or during the years ended December 31, 2016 and 2015 was funded through the reimbursement of operating expenses by FS Investments. During the six months ended June 30, 2017 and the years ended December 31, 2016 and 2015, we did not accrue any amounts for expense reimbursements that FS Investments has agreed to pay. For the year ended December 31, 2014, if FS Investments had not reimbursed certain of our expenses, approximately 16% of the aggregate amount of distributions paid during such period would have been funded from offering proceeds or borrowings. We or FS Investments may terminate the expense reimbursement agreement at any time. There can be no assurance that FS Investments and its affiliates will waive advisory fees or otherwise reimburse expenses in future periods or that we will maintain the performance necessary to sustain our distributions. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Overview—Expense Reimbursement” for a detailed discussion of the expense reimbursement agreement, including amounts reimbursed to us by FS Investments thereunder and the repayment of such amounts to FS Investments.

On a quarterly basis, we will send information to all stockholders of record regarding the sources of distributions paid to our stockholders in such quarter. During certain periods, our distributions may exceed our earnings. As a result, it is possible that a portion of the distributions we make will represent a return of capital. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with our continuous public offering, including any fees payable to FSIC III Advisor. Moreover, a return of capital will generally not be taxable, but will reduce each stockholder’s cost basis in our common stock, and will result in a higher reported capital gain or lower reported capital loss when the common stock on which such return of capital was received is sold. Each year a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to our stockholders subject to information reporting. See “Material U.S. Federal Income Tax Considerations.” No portion of the distributions paid during the six months ended June 30, 2017 or during the tax year ended December 31, 2016 represented a return of capital.

From time to time and not less than on a quarterly basis, FSIC III Advisor must review our accounts to determine whether cash distributions are appropriate. We intend to distribute on a pro rata basis to our stockholders funds received by us which FSIC III Advisor deems unnecessary for us to retain. We intend to continue to make our regular distributions in the form of cash, out of assets legally available for distribution, unless stockholders elect to receive their cash distributions in additional shares of our common stock under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder.

We have elected to be subject to tax as a RIC under Subchapter M of the Code. In order to qualify as a RIC, we must, among other things, make distributions treated as dividends for U.S. federal income tax purposes of an amount at least equal to 90% of our investment company taxable income, determined without regard to any deduction for distributions paid, each tax year. As long as the distributions are declared by the later of the fifteenth day of the ninth month following the close of a tax year or the due date of the tax return for such tax year, including extensions, distributions paid up to twelve months after the current tax year can be carried back to the prior tax year for determining the distributions paid in such tax year. We intend to make sufficient distributions treated as dividends for U.S. federal income tax purposes to our stockholders to qualify for and maintain our RIC tax status each tax year. We are also subject to a 4% nondeductible federal excise tax on certain undistributed income unless we make distributions in a timely manner to our stockholders generally of an amount at least equal to the sum of (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of our capital gain net income, which is the excess of capital gains in excess of capital losses, or “capital gain net income” (adjusted for certain ordinary losses), for the one-year period ending October 31 of that calendar year and (3) any net ordinary income and capital gain net income for the preceding years that were not distributed during such years and on which we incurred no U.S. federal income tax. Any distribution declared by us during October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been paid by us, as well as received by our U.S. stockholders, on December 31 of the calendar year in which the distribution was declared. We can offer no assurance that we will achieve results that will permit us to pay any cash distributions. If we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

Our first distribution was declared for stockholders of record as of April 8, 2014. The following table reflects the cash distributions per share that we declared and paid on our common stock during the years ended December 31, 2017 (through June 30), 2016, 2015 and 2014. Dollar amounts in the table below are presented in thousands, except per share data:

	Distribution
For the Year Ended December 31,	Per Share	Amount
2014	$0.5249	$21,526
2015	$0.7000	$118,228
2016	$0.7000	$183,009
2017 (through June 30)	$0.3500	$96,953

On August 1, 2017, our board of directors declared regular weekly cash distributions for October 2017 through December 2017, each in the amount of $0.013461 per share. These distributions will be paid monthly to stockholders of record as of weekly record dates previously determined by our board of directors.

We have adopted an “opt in” distribution reinvestment plan, pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. Participants in our distribution reinvestment plan are free to elect to participate or terminate participation in the plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan, you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan you will have your cash distribution reinvested in additional shares of our common stock, rather than receiving the cash distribution. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in our distribution reinvestment plan. If you hold shares in the name of a broker or financial intermediary, you should contact your broker or financial intermediary regarding your option to elect to receive distributions in additional shares of our common stock under our distribution reinvestment plan in lieu of cash, including any applicable state authority or regulatory restrictions.

We expect to coordinate distribution payment dates so that the Institutional offering price that is used for the weekly closing on or immediately following such distribution payment date will be the price at which shares of common stock are issued under our distribution reinvestment plan. In such case, your reinvested distributions will purchase shares at a price equal to the Institutional offering price in effect on the date of issuance, and such price may represent a premium to our net asset value per share. No selling commissions or dealer manager fees will be assessed on purchases pursuant to our distribution reinvestment plan. See “Distribution Reinvestment Plan.”

Although distributions paid in the form of additional shares of common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders who elect to participate in our distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. Stockholders receiving distributions in the form of additional shares of common stock will be treated as receiving a distribution in the amount of the fair market value of our shares of common stock.

For additional information regarding our distribution reinvestment plan, see “Distribution Reinvestment Plan.”

The following table reflects the sources of the cash distributions on a tax basis that we have paid on our common stock during the six months ended June 30, 2017 and 2016 and during the years ended December 31, 2016, 2015 and 2014. Dollar amounts in the table below and the paragraph that follows such table are presented in thousands:

	Six Months Ended June 30, (Unaudited)				Year Ended December 31,
	2017		2016		2016		2015		2014
Source of Distribution	Distribu tion Amount	Percent age	Distribu tion Amount	Percent age	Distribu tion Amount	Percent age	Distribu tion Amount	Percent age	Distribu tion Amount	Percent age
Offering proceeds	$—	$—	$—	$—	$—	—	$—	—	$—	—
Borrowings	—	—	—	—	—	—	—	—	—	—
Net investment income (prior to expense reimbursement)(1)	96,953	100%	89,589	100%	183,009	100%	118,228	100%	17,970	84%
Short-term capital gains proceeds from the sale of assets	—	—	—	—	—	—	—	—	87	0%
Long-term capital gains proceeds from the sale of assets	—	—	—	—	—	—	—	—	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—	—	—	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—	—	—	—	—	—	—
Expense reimbursement from sponsor	—	—	—	—	—	—	—	—	3,469	16%

Total	$96,953	100%	$89,589	100%	$183,009	100%	$118,228	100%	$21,526	100%

(1)	During the six months ended June 30, 2017 and 2016, 91.2% and 92.3%, respectively, of our gross investment income was attributable to cash income earned, 1.9% and 3.1%, respectively, was attributable to non-cash accretion of discount and 6.9% and 4.6%, respectively, was attributable to PIK interest. During the years ended December 31, 2016, 2015 and 2014, 92.1%, 94.1% and 98.3%, respectively, of our gross investment income was attributable to cash income earned, 2.6%, 4.4% and 1.7%, respectively, was attributable to non-cash accretion of discount and 5.3%, 1.5% and 0.0%, respectively, was attributable to PIK interest.

Our net investment income for the six months ended June 30, 2017 and 2016 was $95,736 and $87,393, respectively. As of June 30, 2017 and December 31, 2016, we had $8,372 and $9,589, respectively, of undistributed net investment income and $48,026 and $60,099, respectively, of accumulated capital losses on a tax basis. Our net investment income on a tax basis for the years ended December 31, 2016, 2015 and 2014 was $182,509, $127,179 and $21,439, respectively. As of December 31, 2016, 2015 and 2014, we had $9,589, $10,089 and $0, respectively, of undistributed net investment income and $60,099, $24,134 and $0, respectively, of accumulated capital losses on a tax basis.

The difference between our GAAP-basis net investment income and our tax-basis net investment income is primarily due to the tax-basis deferral and amortization of organization costs incurred prior to the commencement of our investment operations, the reclassification of unamortized original issue discount and prepayment fees recognized upon prepayment of loans from income for GAAP purposes to realized gains for tax purposes, the reversal of non-deductible excise taxes, the inclusion of a portion of the periodic net settlement payments due on our TRS in tax-basis net investment income and the accretion of discount on the TRS.

The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the six months ended June 30, 2017 and 2016 and during the years ended December 31, 2016, 2015 and 2014:

	Six Months Ended June 30, (Unaudited)		Year Ended December 31,
	2017	2016	2016	2015	2014
GAAP-basis net investment income	$93,327	$83,205	$169,695	$110,367	$18,994
Reclassification of unamortized original issue discount and prepayment fees	(9,016)	(6,666)	(14,100)	(766)	(19)
Tax-basis net investment income portion of total return swap payments	9,073	9,122	19,858	14,508	2,046
Accretion of discount on total return swap	1,805	1,272	2,600	1,645	359
Other miscellaneous differences	547	460	4,456	1,425	59

Tax-basis net investment income	$95,736	$87,393	$182,509	$127,179	$21,439

We may make certain adjustments to the classification of stockholders’ equity as a result of permanent book-to-tax differences. During the year ended December 31, 2016, we increased accumulated undistributed (distributions in excess of) net investment income by $10,803 and reduced capital in excess of par value and accumulated net realized losses on investments and total return swap by $4,776 and $6,027, respectively. During the year ended December 31, 2015, we increased accumulated undistributed (distributions in excess of) net investment income by $14,689 and reduced capital in excess of par value and accumulated undistributed net realized gains on investments and total return swap by $115 and $14,547, respectively.

The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV subject to information reporting.

As of June 30, 2017 and December 31, 2016, the components of accumulated earnings on a tax basis were as follows (dollar amounts in the table below, the related notes and the two paragraphs that follows such notes are presented in thousands):

	June 30, 2017 (Unaudited)	December 31, 2016
Distributable ordinary income	$8,372	$9,589
Other temporary differences	(198)	(206)
Accumulated capital losses(1)	(48,026)	(60,099)
Net unrealized appreciation (depreciation) on investments, secured borrowing and total return and gain/loss on foreign currency swap(2)	(10,501)	(1,759)

Total	$(50,353)	$(52,475)

(1)	Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term or long-term losses. As of June 30, 2017, we had short-term and long-term capital loss carryforwards available to offset future realized capital gains of $0 and $48,026, respectively.

(2)	As of June 30, 2017 and December 31, 2016, the gross unrealized appreciation on our investments, secured borrowing and TRS was $91,834 and $65,610, respectively. As of June 30, 2017 and December 31, 2016, the gross unrealized depreciation on our investments, secured borrowing and TRS and loss on foreign currency was $102,335 and $67,369, respectively.

The aggregate cost of our investments for U.S. federal income tax purposes totaled $3,459,907 and $3,256,233 as of June 30, 2017 and December 31, 2016, respectively. The aggregate net unrealized appreciation (depreciation) on a tax basis was $(10,501) and $(1,759) as of June 30, 2017 and December 31, 2016, respectively.

As of June 30, 2017, we had a total deferred tax asset of $1,776 comprised of our wholly-owned taxable subsidiary’s unrealized depreciation on investments, a net operating loss carryforward, and a capital loss carryforward. As of June 30, 2017, the wholly-owned taxable subsidiary anticipated that it would be unable to fully utilize the components of the deferred tax asset, therefore, the deferred tax asset was offset by a valuation allowance of $1,776. For the six months ended June 30, 2017, we did not record a provision for taxes related to our wholly-owned taxable subsidiary.

As of December 31, 2016, we had a deferred tax liability of $969 resulting from unrealized appreciation on investments held by our wholly-owned taxable subsidiary and a deferred tax asset of $1,383 resulting from a net operating loss of our wholly-owned taxable subsidiary. As of December 31, 2016, our wholly-owned taxable subsidiary anticipated that it would be unable to fully utilize its generated net operating loss, therefore the deferred tax asset was offset by a valuation allowance of $414. For the year ended December 31, 2016, we did not record a provision for taxes related to our wholly-owned taxable subsidiary.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus. Many of the amounts and percentages presented in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” have been rounded for convenience of presentation and all amounts are presented in thousands (unless otherwise indicated), except share and per share amounts.

Overview

We were incorporated under the general corporation laws of the State of Maryland on June 7, 2013 and formally commenced investment operations on April 2, 2014 upon raising gross proceeds in excess of $2,500 from sales of shares of our common stock in our continuous public offering to persons who were not affiliated with us or FSIC III Advisor. We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act and has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. Prior to satisfying the minimum offering requirement, we had no operations except for matters relating to our organization.

Our investment activities are managed by FSIC III Advisor and supervised by our board of directors, a majority of whom are independent. Under the investment advisory and administrative services agreement, we have agreed to pay FSIC III Advisor an annual base management fee based on the average weekly value of our gross assets and an incentive fee based on our performance. FSIC III Advisor has engaged GDFM to act as our investment sub-adviser. GDFM assists FSIC III Advisor in identifying investment opportunities and makes investment recommendations for approval by FSIC III Advisor according to guidelines set by FSIC III Advisor.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We have identified and intend to focus on the following investment categories, which we believe will allow us to generate an attractive total return with an acceptable level of risk.

Direct Originations: We intend to leverage our relationships and our relationship with GDFM and its global sourcing and origination platform, including its industry relationships, to directly source investment opportunities. Such investments are originated or structured for us or made by us and are not generally available to the broader market. These investments may include both debt and equity components, although we do not generally make equity investments independent of having an existing credit relationship. We believe directly originated investments may offer higher returns and more favorable protections than broadly syndicated transactions.

Opportunistic: We intend to seek to capitalize on market price inefficiencies by investing in loans, bonds and other securities where the market price of such investment reflects a lower value than deemed warranted by our fundamental analysis. We believe that market price inefficiencies may occur due to, among other things, general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community. We seek to allocate capital to these securities that have been misunderstood or mispriced by the market and where we believe there is an opportunity to earn an attractive return on our investment. Such opportunities may include event driven investments, anchor orders and CLOs.

In the case of event driven investments, we intend to take advantage of dislocations that arise in the markets due to an impending event and where the market’s apparent expectation of value differs substantially from our fundamental analysis. Such events may include a looming debt maturity or default, a merger, spin-off or other corporate reorganization, an adverse regulatory or legal ruling, or a material contract expiration, any of which may significantly improve or impair a company’s financial position. Compared to other investment strategies, event driven investing depends more heavily on our ability to successfully predict the outcome of an individual event rather than on underlying macroeconomic fundamentals. As a result, successful event driven strategies may offer both substantial diversification benefits and the ability to generate performance in uncertain market environments.

We may also invest in certain opportunities that are originated and then syndicated by a commercial or investment bank, but where we provide a capital commitment significantly above the average syndicate participant, i.e., an anchor order. In these types of investments, we may receive fees, preferential pricing or other benefits not available to other lenders in return for our significant capital commitment. Our decision to provide an anchor order to a syndicated transaction is predicated on a rigorous credit analysis, our familiarity with a particular company, industry or financial sponsor, and the broader investment experiences of FSIC III Advisor and GDFM.

In addition, we opportunistically invest in CLOs. CLOs are a form of securitization where the cash flow from a pooled basket of syndicated loans is used to support distribution payments made to different tranches of securities. While collectively CLOs represent nearly fifty percent of the broadly syndicated loan universe, investing in individual CLO tranches requires a high degree of investor sophistication due to their structural complexity and the illiquid nature of their securities.

Broadly Syndicated/Other: Although our primary focus is to invest in directly originated transactions and opportunistic investments, in certain circumstances we will also invest in the broadly syndicated loan and high yield markets. Broadly syndicated loans and bonds are generally more liquid than our directly originated investments and provide a complement to our less liquid strategies. In addition, and because we typically receive more attractive financing terms on these positions than we do on our less liquid assets, we are able to leverage the broadly syndicated portion of our portfolio in such a way that maximizes the levered return potential of our portfolio.

Our portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase or otherwise acquire minority interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity in our target companies, generally in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. FSIC III Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure or otherwise make opportunistic investments.

The senior secured loans, second lien secured loans and senior secured bonds in which we invest generally have stated terms of three to seven years and subordinated debt investments that we make generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and seven years. However, there is no limit on the maturity or duration of any security in our portfolio. Our debt investments may be rated by a NRSRO and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by S&P). We also invest in non-rated debt securities.

Revenues

The principal measure of our financial performance is net increase (decrease) in net assets resulting from operations, which includes net investment income, net realized gain or loss on investments, net realized gain or loss on total return swap, net unrealized appreciation or depreciation on investments and net unrealized appreciation or depreciation on total return swap.

Net investment income is the difference between our income from interest, dividends, fees and other investment income and our operating and other expenses. Net realized gain or loss on investments is the difference between the proceeds received from dispositions of portfolio investments and their amortized cost. Net realized gain or loss on total return swap is the net monthly settlement payments received on the TRS. Net unrealized appreciation or depreciation on investments is the net change in the fair value of our investment portfolio. Net unrealized appreciation or depreciation on total return swap is the net change in the fair value of the TRS.

We principally generate revenues in the form of interest income on the debt investments we hold. In addition, we may generate revenues in the form of non-recurring commitment, closing, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance, consulting fees, prepayment fees and performance-based fees. Any such fees generated in connection with our investments will be recognized as earned. We may also generate revenues in the form of dividends and other distributions on the equity or other securities we hold.

Expenses

Our primary operating expenses include the payment of management and incentive fees and other expenses under the investment advisory and administrative services agreement, interest expense from financing arrangements and other indebtedness, and other expenses necessary for our operations. The management and incentive fees compensate FSIC III Advisor for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. FSIC III Advisor is responsible for compensating our investment sub-adviser.

We reimburse FSIC III Advisor for expenses necessary to perform services related to our administration and operations, including FSIC III Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to us on behalf of FSIC III Advisor. Such services include the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FSIC III Advisor also performs, or oversees the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records that we are required to maintain and preparing reports for our stockholders and reports filed with the SEC. In addition, FSIC III Advisor assists us in calculating our net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.

The amount of the reimbursement payable to FSIC III Advisor is set at the lesser of (1) FSIC III Advisor’s actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. FSIC III Advisor allocates the cost of such services to us based on factors such as assets, revenues, time allocations and/or other reasonable metrics. Our board of directors reviews the methodology employed in determining how the expenses are allocated to us and the proposed allocation of administrative expenses among us and certain affiliates of FSIC III Advisor. Our board of directors then assesses the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors compares the total amount paid to FSIC III Advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We do not reimburse FSIC III Advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of FSIC III Advisor.

We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

●	corporate and organization expenses relating to offerings of our common stock, subject to limitations included in the investment advisory and administrative services agreement;

●	the cost of calculating our net asset value, including the cost of any third-party pricing or valuation services;

●	the cost of effecting sales and repurchases of shares of our common stock and other securities;

●	investment advisory fees;

●	fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

●	interest payments on our debt or related obligations;

●	transfer agent and custodial fees;

●	research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);

●	fees and expenses associated with marketing efforts;

●	federal and state registration fees;

●	federal, state and local taxes;

●	fees and expenses of directors not also serving in an executive officer capacity for us or FSIC III Advisor;

●	costs of proxy statements, stockholders’ reports, notices and other filings;

●	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

●	direct costs such as printing, mailing, long distance telephone and staff;

●	fees and expenses associated with accounting, corporate governance, independent audits and outside legal costs;

●	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act;

●	brokerage commissions for our investments; and

●	all other expenses incurred by FSIC III Advisor, GDFM or us in connection with administering our business, including expenses incurred by FSIC III Advisor or GDFM in performing administrative services for us and administrative personnel paid by FSIC III Advisor or GDFM, to the extent they are not controlling persons of FSIC III Advisor, or GDFM, or any of their respective affiliates, subject to the limitations included in the investment advisory and administrative services agreement.

In addition, we have contracted with State Street Bank and Trust Company, or State Street, to provide various accounting and administrative services, including, but not limited to, preparing preliminary financial information for review by FSIC III Advisor, preparing and monitoring expense budgets, maintaining accounting and corporate books and records, processing trade information provided by us and performing testing with respect to RIC compliance.

Expense Reimbursement

Pursuant to the expense reimbursement agreement, FS Investments has agreed to reimburse us for expenses in an amount that is sufficient to ensure that no portion of our distributions to stockholders will be paid from offering proceeds or borrowings. However, because certain investments we may make, including preferred and common equity investments, may generate dividends and other distributions to us that are treated for tax purposes as a return of capital, a portion of our distributions to stockholders may also be deemed to constitute a return of capital to the extent that we may use such dividends or other distribution proceeds to fund our distributions to stockholders. Under those circumstances, FS Investments will not reimburse us for the portion of such distributions to stockholders that represent a return of capital, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions to stockholders.

Under the expense reimbursement agreement, FS Investments will reimburse us for expenses in an amount equal to the difference between our cumulative distributions paid to our stockholders in each quarter, less the sum of our net investment company taxable income, net capital gains and dividends and other distributions paid to us on account of preferred and common equity investments in portfolio companies (to the extent such amounts are not included in net investment company taxable income or net capital gains) in each quarter.

Pursuant to the expense reimbursement agreement, we have a conditional obligation to reimburse FS Investments for any amounts funded by FS Investments under such agreement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which FS Investments funded such amount, the sum of our net investment company taxable income, net capital gains and the amount of any dividends and other distributions paid to us on account of preferred and common equity investments in portfolio companies (to the extent not included in net investment company taxable income or net capital gains) exceeds the regular cash distributions paid by us to our stockholders; provided, however, that (i) we will only reimburse FS Investments for expense support payments made by FS Investments with respect to any calendar quarter to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense support payments received by us during such fiscal year) to exceed the lesser of (A) 1.75% of our average net assets attributable to shares of our common stock for the fiscal year-to-date period after taking such payments into account and (B) the percentage of our average net assets attributable to shares of our common stock represented by “other operating expenses” during the fiscal year in which such expense support payment from FS Investments was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from FS Investments made during the same fiscal year) and (ii) we will not reimburse FS Investments for expense support payments made by FS Investments for any calendar quarter if the annualized rate of regular cash distributions declared by us at the time of such reimbursement payment is less than the annualized rate of regular cash distributions declared by us at the time FS Investments made the expense support payment to which such reimbursement payment relates. We are not obligated to pay interest on the reimbursements we are required to make to FS Investments under the expense reimbursement agreement. “Other operating expenses” means our total “operating expenses” (as defined below), excluding base management fees, incentive fees, organization and offering expenses, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.

We or FS Investments may terminate the expense reimbursement agreement at any time. FS Investments has indicated that it expects to continue such reimbursements until it deems that we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expenses in relation to our income. The specific amount of expenses reimbursed by FS Investments, if any, will be determined at the end of each quarter.

Upon termination of the expense reimbursement agreement by FS Investments, FS Investments will be required to fund any amounts accrued thereunder as of the date of termination. Similarly, our conditional obligation to reimburse FS Investments pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement by either party.

FS Investments is controlled by our chairman, president and chief executive officer, Michael C. Forman, and our vice-chairman, David J. Adelman. There can be no assurance that the expense reimbursement agreement will remain in effect or that FS Investments will reimburse any portion of our expenses in future quarters. As of June 30, 2017 and December 31, 2016, no amounts remained subject to repayment by us to FS Investments.

Portfolio Investment Activity for the Three and Six Months Ended June 30, 2017 and for the Year Ended December 31, 2016

During the six months ended June 30, 2017, we made investments in portfolio companies totaling $787,081. During the same period, we sold investments for proceeds of $332,463 and received principal repayments of $275,794. As of June 30, 2017, our investment portfolio, with a total fair value of $3,440,079 (62% in first lien senior secured loans, 9% in second lien senior secured loans, 4% in senior secured bonds, 20% in subordinated debt, 0% in collateralized securities and 5% in equity/other), consisted of interests in 113 portfolio companies. The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $131.0 million. As of June 30, 2017, the debt investments in our portfolio were purchased at a weighted average price of 98.3% of par and our estimated gross portfolio yield, prior to leverage, was 9.4% based upon the amortized cost of our investments. For the six months ended June 30, 2017, our total return was 4.25% and our total return without assuming reinvestment of distributions was 4.22%.

Based on our regular weekly cash distribution amount of $0.013461 per share as of June 30, 2017 and our institutional offering price of $8.64 per share as of such date, the annualized distribution rate to stockholders as of June 30, 2017 was 8.10%. The annualized distribution rate to stockholders is expressed as a percentage equal to the projected annualized distribution amount per share divided by our institutional offering price per share as of June 30, 2017. Our annualized distribution rate to stockholders may include income, realized capital gains and a return of investors’ capital.

During the year ended December 31, 2016, we made investments in portfolio companies totaling $1,446,810. During the same period, we sold investments for proceeds of $523,654 and received principal repayments of $590,384. As of December 31, 2016, our investment portfolio, with a total fair value of $3,243,310 (66% in first lien senior secured loans, 7% in second lien senior secured loans, 3% in senior secured bonds, 19% in subordinated debt, 0% in collateralized securities and 5% in equity/other), consisted of interests in 114 portfolio companies. The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $159.5 million. As of December 31, 2016, the debt investments in our portfolio were purchased at a weighted average price of 98.2% of par and our estimated gross portfolio yield, prior to leverage, was 9.5% based upon the amortized cost of our investments. For the year ended December 31, 2016, our total return was 18.31% and our total return without assuming reinvestment of distributions was 17.58%.

Based on our regular weekly cash distribution amount of $0.013461 per share as of December 31, 2016 and our institutional offering price of $8.55 per share as of such date, the annualized distribution rate to stockholders as of December 31, 2016 was 8.19%. The annualized distribution rate to stockholders is expressed as a percentage equal to the projected annualized distribution amount per share divided by our institutional offering price per share as of December 31, 2016. Our annualized distribution rate to stockholders may include income, realized capital gains and a return of investors’ capital.

Our estimated gross portfolio yield may be higher than a stockholder’s yield on an investment in shares of our common stock. Our estimated gross portfolio yield does not reflect operating expenses that may be incurred by us. In addition, our estimated gross portfolio yield and total return figures disclosed above do not consider the effect of any selling commissions or charges that may have been incurred in connection with the sale of shares of our common stock. Our estimated gross portfolio yield, total returns and annualized distribution rate to stockholders do not represent actual investment returns to stockholders, are subject to change and, in the future, may be greater or less than the rates set forth above. See “Risk Factors” for a discussion of the uncertainties, risks and assumptions associated with these statements. See footnotes 4 and 5 to the table included in “Selected Financial Data” for information regarding the calculations of our total returns.

Total Portfolio Activity

The following tables present certain selected information regarding our portfolio investment activity for the three and six months ended June 30, 2017:

Net Investment Activity	For the Three Months Ended June 30, 2017	For the Six Months Ended June 30, 2017
Purchases	$445,824	$787,081
Sales and Redemptions	(400,726)	(608,257)

Net Portfolio Activity	$45,098	$178,824

	For the Three Months Ended June 30, 2017		For the Six Months Ended June 30, 2017
New Investment Activity by Asset Class	Purchases	Percentage	Purchases	Percentage
Senior Secured Loans—First Lien	$226,603	51%	$426,527	54%
Senior Secured Loans—Second Lien	147,156	33%	156,596	20%
Senior Secured Bonds	31,243	7%	75,258	10%
Subordinated Debt	31,488	7%	112,955	14%
Collateralized Securities	—	—	—	—
Equity/Other	9,334	2%	15,745	2%

Total	$445,824	100%	$787,081	100%

The following table summarizes the composition of our investment portfolio at cost and fair value as of June 30, 2017 and December 31, 2016:

	June 30, 2017 (Unaudited)			December 31, 2016
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$2,115,306	$2,130,331	62%	$2,134,733	$2,135,929	66%
Senior Secured Loans—Second Lien	352,129	321,866	9%	248,576	235,293	7%
Senior Secured Bonds	123,877	124,449	4%	86,137	84,664	3%
Subordinated Debt	674,283	691,908	20%	610,349	614,442	19%
Collateralized Securities	7,080	7,530	0%	7,317	7,327	0%
Equity/Other	178,585	163,995	5%	162,029	165,655	5%

Total	$3,451,260	$3,440,079	100%	$3,249,141	$3,243,310	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

The following table summarizes the composition of our investment portfolio at cost and fair value as of June 30, 2017 and December 31, 2016 to include, on a look-through basis, the investments underlying the TRS, as disclosed in Note 8 to our unaudited consolidated financial statements included herein. The investments underlying the TRS had a notional amount and market value of $391,947 and $398,079, respectively, as of June 30, 2017 and $388,681 and $394,986, respectively, as of December 31, 2016.

	June 30, 2017 (Unaudited)			December 31, 2016
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$2,439,876	$2,459,166	64%	$2,488,519	$2,495,162	69%
Senior Secured Loans—Second Lien	419,506	391,110	10%	283,471	271,046	7%
Senior Secured Bonds	123,877	124,449	3%	86,137	84,664	2%
Subordinated Debt	674,283	691,908	18%	610,349	614,442	17%
Collateralized Securities	7,080	7,530	0%	7,317	7,327	0%
Equity/Other	178,585	163,995	5%	162,029	165,655	5%

Total	$3,843,207	$3,838,158	100%	$3,637,822	$3,638,296	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

The following table presents certain selected information regarding the composition of our investment portfolio as of June 30, 2017 and December 31, 2016:

	June 30, 2017	December 31, 2016
Number of Portfolio Companies	113	114
% Variable Rate (based on fair value)	69.1%	70.4%
% Fixed Rate (based on fair value)	26.2%	24.5%
% Income Producing Equity/Other Investments (based on fair value)	0.0%	0.0%
% Non-Income Producing Equity/Other Investments (based on fair value)	4.7%	5.1%
Average Annual EBITDA of Portfolio Companies	$131,000	$159,500
Weighted Average Purchase Price of Debt Investments (as a % of par)	98.3%	98.2%
% of Investments on Non-Accrual (based on fair value)	0.5%	0.0%
Gross Portfolio Yield Prior to Leverage (based on amortized cost)	9.4%	9.5%
Gross Portfolio Yield Prior to Leverage (based on amortized cost)—Excluding Non-Income Producing Assets	10.0%	10.0%

Direct Originations

The following tables present certain selected information regarding our direct originations for the three and six months ended June 30, 2017:

New Direct Originations	For the Three Months Ended June 30, 2017	For the Six Months Ended June 30, 2017
Total Commitments (including unfunded commitments)	$220,090	$415,419
Exited Investments (including partial paydowns)	(185,951)	(223,778)

Net Direct Originations	$34,139	$191,641

	For the Three Months Ended June 30, 2017		For the Six Months Ended June 30, 2017
New Direct Originations by Asset Class (including unfunded commitments)	Commitment Amount	Percentage	Commitment Amount	Percentage
Senior Secured Loans—First Lien	$207,687	94%	$396,730	96%
Senior Secured Loans—Second Lien	—	—	1,682	0%
Senior Secured Bonds	3,094	2%	4,427	1%
Subordinated Debt	—	—	—	—
Collateralized Securities	—	—	—	—
Equity/Other	9,309	4%	12,580	3%

Total	$220,090	100%	$415,419	100%

	For the Three Months Ended June 30, 2017	For the Six Months Ended June 30, 2017
Average New Direct Origination Commitment Amount	$18,341	$19,782
Weighted Average Maturity for New Direct Originations	12/15/21	10/7/22
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of New Direct Originations Funded during Period	8.6%	8.8%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of New Direct Originations Funded during Period—Excluding Non-Income Producing Assets	9.1%	9.1%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Direct Originations Exited during Period	9.7%	9.8%

The following table presents certain selected information regarding our direct originations as of June 30, 2017 and December 31, 2016:

Characteristics of All Direct Originations Held in Portfolio	June 30, 2017	December 31, 2016
Number of Portfolio Companies	58	51
Average Annual EBITDA of Portfolio Companies	$63,700	$61,900
Average Leverage Through Tranche of Portfolio Companies—Excluding Equity/Other and Collateralized Securities	4.6x	4.6x
% of Investments on Non-Accrual (based on fair value)	—	—
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Funded Direct Originations	9.7%	9.6%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Funded Direct Originations—Excluding Non-Income Producing Assets	10.2%	10.0%

Portfolio Composition by Strategy and Industry

The table below summarizes the composition of our investment portfolio by strategy and enumerates the percentage, by fair value, of the total portfolio assets in such strategies as of June 30, 2017 and December 31, 2016:

	June 30, 2017		December 31, 2016
Portfolio Composition by Strategy	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Direct Originations	$2,433,417	71%	$2,264,209	70%
Opportunistic	728,891	21%	724,989	22%
Broadly Syndicated/Other	277,771	8%	254,112	8%

Total	$3,440,079	100%	$3,243,310	100%

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of June 30, 2017 and December 31, 2016:

	June 30, 2017 (Unaudited)		December 31, 2016
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Automobiles & Components	$11,140	0%	$35,373	1%
Capital Goods	470,561	14%	331,376	10%
Commercial & Professional Services	485,145	14%	444,650	14%
Consumer Durables & Apparel	140,393	4%	147,125	5%
Consumer Services	314,720	9%	302,459	9%
Diversified Financials	248,532	7%	248,148	8%
Energy	288,749	9%	272,759	9%
Food & Staples Retailing	8,816	0%	13,446	1%
Health Care Equipment & Services	310,335	9%	422,234	13%
Insurance	35,794	1%	7,602	0%
Materials	148,746	4%	116,952	4%
Media	200,584	6%	136,666	4%
Real Estate	—	—	171	0%
Retailing	89,257	3%	77,310	2%
Semiconductors & Semiconductor Equipment	9,342	0%	9,554	0%
Software & Services	409,754	12%	397,389	12%
Technology Hardware & Equipment	39,270	1%	40,777	1%
Telecommunication Services	25,352	1%	40,141	1%
Transportation	203,589	6%	199,178	6%

Total	$3,440,079	100%	$3,243,310	100%

In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned more than 25% of its voting securities or we had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person”, as defined in the 1940 Act, of a portfolio company if we owned 5% or more of its voting securities.

As of June 30, 2017, we held investments in three portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” As of June 30, 2017, we did not

“control” any of our portfolio companies. For additional information with respect to such portfolio companies, see footnote (u) to the unaudited consolidated schedule of investments as of June 30, 2017, at page F-16.

As of December 31, 2016, we held investments in three portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” As of December 31, 2016, we did not “control” any of our portfolio companies. For additional information with respect to such portfolio companies, see footnote (u) to the consolidated schedule of investments as of December 31, 2016, at page F-94.

Our investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit, revolving credit facilities, delayed draw credit facilities or other investments, pursuant to which we may be required to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. As of June 30, 2017, we had twenty-four unfunded debt investments with aggregate unfunded commitments of $251,742, one unfunded commitment to purchase up to $295 in shares of preferred stock of Altus Power America Holdings, LLC and one unfunded commitment to purchase up to $16 in shares of common stock of Chisholm Oil and Gas, LLC. As of December 31, 2016, we had twenty-one unfunded debt investments with aggregate unfunded commitments of $176,049 and one unfunded commitment to purchase up to $362 in shares of preferred stock of Altus Power America Holdings, LLC. We maintain sufficient cash on hand, available borrowings and liquid securities to fund such unfunded commitments should the need arise. For additional details regarding our unfunded debt investments, see our unaudited consolidated schedule of investments as of June 30, 2017 and our audited consolidated schedule of investments as of December 31, 2016.

Portfolio Asset Quality

In addition to various risk management and monitoring tools, FSIC III Advisor uses an investment rating system to characterize and monitor the expected level of returns on each investment in our portfolio. FSIC III Advisor uses an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Investment exceeding expectations and/or capital gain expected.
2	Performing investment generally executing in accordance with the portfolio company’s business plan—full return of principal and interest expected.
3	Performing investment requiring closer monitoring.
4	Underperforming investment—some loss of interest or dividend possible, but still expecting a positive return on investment.
5	Underperforming investment with expected loss of interest and some principal.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of June 30, 2017 and December 31, 2016:

	June 30, 2017		December 31, 2016
Investment Rating	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
1	$34,561	1%	$31,381	1%
2	3,209,466	93%	3,060,613	94%
3	146,966	4%	115,673	4%
4	44,846	2%	28,191	1%
5	4,240	0%	7,452	0%

Total	$3,440,079	100%	$3,243,310	100%

The amount of the portfolio in each grading category may vary substantially from period to period resulting primarily from changes in the composition of the portfolio as a result of new investment, repayment and exit activities. In addition, changes in the grade of investments may be made to reflect our expectation of performance and changes in investment values.

Results of Operations

Comparison of the Three Months Ended June 30, 2017 and 2016

Revenues

We generated investment income of $93,313 and $82,016 for the three months ended June 30, 2017 and 2016, respectively, in the form of interest and fees earned on senior secured loans (first and second lien), senior secured bonds, subordinated debt and collateralized securities in our portfolio and dividends and other distributions earned on equity/other investments in our portfolio. Such revenues represent $85,294 and $76,307 of cash income earned as well as $8,019 and $5,709 in non-cash portions relating to accretion of discount and PIK interest for the three months ended June 30, 2017 and 2016, respectively. Cash flows related to such non-cash revenues may not occur for a number of reporting periods or years after such revenues are recognized.

During the three months ended June 30, 2017 and 2016, we generated $80,448 and $72,692, respectively, of interest income, which represented 86.2% and 88.6%, respectively, of total investment income. The increase in interest income was due primarily to the growth of our investment portfolio and the increase in the number of directly originated loans in our portfolio over the last year. The level of interest income we receive is generally related to the balance of income-producing investments multiplied by the weighted average yield of our investments. We expect the dollar amount of interest and any dividend income that we earn to increase as the size of our investment portfolio increases and the proportion of directly originated investments in our investment portfolio increases.

During the three months ended June 30, 2017 and 2016, we generated $12,791 and $9,324, respectively, of fee income, which represented 13.7% and 11.4% respectively, of total investment income. Fee income is transaction based, and typically consists of prepayment fees, structuring fees, amendment and consent fees and other non-recurring fees. As such, future fee income is generally dependent on new direct origination investments and the occurrence of prepayments and other events at existing portfolio companies resulting in such fees.

During the three months ended June 30, 2017 and 2016, we generated $74 and $0, respectively, of dividend income, which represented 0.1% and 0.0% respectively, of total investment income.

Expenses

Our net operating expenses for the three months ended June 30, 2017 and 2016 were $44,084 and $39,693, respectively. Our operating expenses include base management fees attributed to FSIC III Advisor of $16,776 and $16,757, net of waivers by FSIC III Advisor of base management fees to which it was otherwise entitled of $2,397 and $0 for the three months ended June 30, 2017 and 2016, respectively. Our operating expenses also include administrative services expenses attributed to FSIC III Advisor of $710 and $773 for the three months ended June 30, 2017 and 2016, respectively.

FSIC III Advisor is eligible to receive incentive fees based on our performance. During the three months ended June 30, 2017 and 2016, we accrued a subordinated incentive fee on income of $11,493 and $9,747, respectively, based on the performance of the portfolio. During the three months ended June 30, 2017 and 2016, we did not accrue any capital gains incentive fees on income based on the performance of our portfolio. See “—Critical Accounting Policies—Capital Gains Incentive Fee” and “—Critical Accounting Policies—Subordinated Income Incentive Fee” for additional information about how the incentive fees are calculated.

We recorded interest expense of $12,966 and $9,954 for the three months ended June 30, 2017 and 2016, respectively, in connection with our financing arrangements. For the three months ended June 30, 2017 and 2016, fees and expenses incurred with our fund administrator, which provides various accounting and administrative services to us, totaled $277 and $247, respectively, and fees and expenses incurred with our stock transfer agent totaled $391 and $396, respectively. Fees for our board of directors were $264 and $260 for the three months ended June 30, 2017 and 2016, respectively. Amortization of our deferred offering costs was $432 and $321 for the three months ended June 30, 2017 and 2016, respectively.

Our other general and administrative expenses totaled $775 and $1,238 for the three months ended June 30, 2017 and 2016, respectively, and consisted of the following:

	Three Months Ended June 30,
	2017	2016
Expenses associated with our independent audit and related fees	$105	$98
Legal fees	35	106
Printing fees	319	748
Other	316	286

Total	$775	$1,238

During the three months ended June 30, 2017 and 2016, the ratio of our net operating expenses to our average net assets was 1.84% and 1.91%, respectively. During the three months ended June 30, 2017 and 2016, the ratio of our net expenses to average net assets included $12,966 and $9,954, respectively, related to interest expense, $11,493 and $9,747, respectively, related to accruals for incentive fees and $432 and $321, respectively, related to the amortization of offering costs. Without such expenses, our ratio of net expenses to average net assets would have been 0.80% and 0.95% for the three months ended June 30, 2017 and 2016, respectively. Incentive fees and interest expense, among other things, may increase or decrease our expense ratios relative to comparative periods depending on portfolio performance and changes in amounts outstanding under our financing arrangements and benchmark interest rates such as LIBOR, among other factors.

Net Investment Income

Our net investment income totaled $49,229 ($0.18 per share) and $42,323 ($0.16 per share) for the three months ended June 30, 2017 and 2016, respectively.

Net Realized Gains or Losses

We sold investments and received principal repayments of $194,278 and $206,448, respectively, during the three months ended June 30, 2017, from which we realized a net gain of $696. We also realized a net gain of $137 from settlements on foreign currency during the three months ended June 30, 2017. We sold investments and received principal repayments of $217,153 and $183,187, respectively, during the three months ended June 30, 2016, from which we realized a net loss of $13,253. During the three months ended June 30, 2017 and 2016, we earned $939 and $3,906, respectively, from periodic net settlement payments on our TRS, which are reflected as realized gains.

Net Change in Unrealized Appreciation (Depreciation) on Investments and Secured Borrowing and Total Return Swap and Unrealized Gain (Loss) on Foreign Currency

For the three months ended June 30, 2017, the net change in unrealized appreciation (depreciation) on investments totaled $(8,616), the net change in unrealized appreciation (depreciation) on the secured borrowing was $(4), the net change in unrealized appreciation (depreciation) on our TRS was $(3,522) and the net change in unrealized gain (loss) on foreign currency totaled $610. For the three months ended June 30, 2016, the net change in unrealized appreciation (depreciation) on investments totaled $97,092 and the net change in unrealized appreciation (depreciation) on our TRS was $13,133. The net change in unrealized appreciation (depreciation) on our investments and TRS during the three months ended June 30, 2017 was primarily driven by a reduced valuation in one of our equity investments, along with increased depreciation across several of our syndicated debt investments.

Net Increase (Decrease) in Net Assets Resulting from Operations

For the three months ended June 30, 2017 and 2016, the net increase in net assets resulting from operations was $39,469 ($0.14 per share) and $143,201 ($0.55 per share), respectively.

Comparison of the Six Months Ended June 30, 2017 and 2016

Revenues

We generated investment income of $178,950 and $155,292 for the six months ended June 30, 2017 and 2016, respectively, in the form of interest and fees earned on senior secured loans (first and second lien), senior secured bonds, subordinated debt and collateralized securities in our portfolio and dividends and other distributions earned on equity/other investments in our portfolio. Such revenues represent $163,197 and $143,352 of cash income earned as well as $15,753 and $11,940 in non-cash portions relating to accretion of discount and PIK interest for the six months ended June 30, 2017 and 2016, respectively. Cash flows related to such non-cash revenues may not occur for a number of reporting periods or years after such revenues are recognized.

During the six months ended June 30, 2017 and 2016, we generated $159,981 and $144,785, respectively, of interest income, which represented 89.4% and 93.2%, respectively, of total investment income. The increase in interest income was due primarily to the growth of our investment portfolio and the increase in the number of directly originated loans in our portfolio over the last year. The level of interest income we receive is generally related to the balance of income-producing investments multiplied by the weighted average yield of our investments. We expect the dollar amount of interest and any dividend income that we earn to increase as the size of our investment portfolio increases and the proportion of directly originated investments in our investment portfolio increases.

During the six months ended June 30, 2017 and 2016, we generated $18,895 and $10,507, respectively, of fee income, which represented 10.6% and 6.8%, respectively, of total investment income. Such fee income is transaction based, and typically consists of prepayment fees, structuring fees, amendment and consent fees and other non-recurring fees. As such, future fee income is generally dependent on new direct origination investments and the occurrence of prepayments and other events at existing portfolio companies resulting in such fees.

During the six months ended June 30, 2017 and 2016, we generated $74 and $0, respectively, of dividend income, which represented 0.0% and 0.0%, respectively, of total investment income.

Expenses

Our net operating expenses for the six months ended June 30, 2017 and 2016 were $85,623 and $72,087, respectively. Our operating expenses include base management fees attributed to FSIC III Advisor of $33,888 and $32,347, net of waivers by FSIC III Advisor of base management fees to which it was otherwise entitled of $3,901 and $0 for the six months ended June 30, 2017 and 2016, respectively. Our operating expenses also include administrative services expenses attributed to FSIC III Advisor of $1,529 and $1,347 for the six months ended June 30, 2017 and 2016, respectively.

FSIC III Advisor is eligible to receive incentive fees based on our performance. During the six months ended June 30, 2017 and 2016, we accrued a subordinated incentive fee on income of $21,112 and $15,394, respectively, based on the performance of the portfolio. During the six months ended June 30, 2017 and 2016, we did not accrue any capital gains incentive fees on income based on the performance of our portfolio. See “—Critical Accounting Policies—Capital Gains Incentive Fee” and “—Critical Accounting Policies—Subordinated Income Incentive Fee” for additional information about how the incentive fees are calculated.

We recorded interest expense of $24,786 and $18,412 for the six months ended June 30, 2017 and 2016, respectively, in connection with our financing arrangements. For the six months ended June 30, 2017 and 2016, fees and expenses incurred with our fund administrator, which provides various accounting and administrative services to us, totaled $555 and $493, respectively, and fees and expenses incurred with our stock transfer agent totaled $778 and $842, respectively. Fees for our board of directors were $525 and $511 for the six months ended June 30, 2017 and 2016, respectively. Amortization of our deferred offering costs was $936 and $421 for the six months ended June 30, 2017 and 2016, respectively. Prior to January 1, 2016, offering costs were offset against capital in excess of par value on the consolidated financial statements.

Our other general and administrative expenses totaled $1,514 and $2,320 for the six months ended June 30, 2017 and 2016, respectively, and consisted of the following:

	Six Months Ended June 30,
	2017	2016
Expenses associated with our independent audit and related fees	$204	$161
Legal fees	78	168
Printing fees	634	1,067
Other	598	924

Total	$1,514	$2,320

During the six months ended June 30, 2017 and 2016, the ratio of our net operating expenses to our average net assets was 3.60% and 3.59%, respectively. During the six months ended June 30, 2017 and 2016, the ratio of our operating expenses to average net assets included $24,786 and $18,412, respectively, related to interest expense, $21,112 and $15,394, respectively, related to accruals for incentive fees and $936 and $421, respectively, related to the amortization of offering costs. Without such expenses, our ratio of operating expenses to average net assets would have been 1.63% and 1.89% for the six months ended June 30, 2017 and 2016, respectively. Incentive fees and interest expense, among other things, may increase or decrease our expense ratios relative to comparative periods depending on portfolio performance and changes in amounts outstanding under our financing arrangements and benchmark interest rates such as LIBOR, among other factors.

Expense Reimbursement

Under the expense reimbursement agreement, amounts reimbursed to us by FS Investments may become subject to repayment by us in future periods. During the six months ended June 30, 2017 and 2016, we paid $0 and $218, respectively, in expense recoupments to FS Investments. During the six months ended June 30, 2017 and 2016, we did not accrue any expense recoupments payable to FS Investments. As of June 30, 2017, we did not have any expense recoupments due to FS Investments and no further amounts remain subject to repayment by us to FS Investments in the future. See “—Overview—Expense Reimbursement” for a discussion of the expense reimbursement agreement.

Net Investment Income

Our net investment income totaled $93,327 ($0.34 per share) and $83,205 ($0.32 per share) for the six months ended June 30, 2017 and 2016, respectively.

Net Realized Gains or Losses

We sold investments and received principal repayments of $332,463 and $275,794, respectively, during the six months ended June 30, 2017, from which we realized a net gain of $4,608. We also realized a net gain of $137 from settlements on foreign currency during the six months ended June 30, 2017. We sold investments and received principal repayments of $274,756 and $201,168, respectively, during the six months ended June 30, 2016, from which we realized a net loss of $19,081. During the six months ended June 30, 2017 and 2016, we earned $7,179 and $8,262, respectively, from periodic net settlement payments on our TRS, which are reflected as realized gains.

Net Change in Unrealized Appreciation (Depreciation) on Investments and Secured Borrowing and Total Return Swap and Unrealized Gain (Loss) on Foreign Currency

For the six months ended June 30, 2017, the net change in unrealized appreciation (depreciation) on investments totaled $(5,350), the net change in unrealized appreciation (depreciation) on the secured borrowing was $(49), the net change in unrealized appreciation (depreciation) on our TRS was $(2,398) and the net change in unrealized gain (loss) on foreign currency totaled $610. For the six months ended June 30, 2016, the net change in unrealized appreciation (depreciation) on investments totaled $80,177 and the net change in unrealized appreciation (depreciation) on our TRS was $15,077. The net change in unrealized appreciation (depreciation) on our investments and TRS during the six months ended June 30, 2017 was primarily driven by reduced valuations in certain equity investments.

Net Increase (Decrease) in Net Assets Resulting from Operations

For the six months ended June 30, 2017 and 2016, the net increase in net assets resulting from operations was $98,064 ($0.35 per share) and $167,640 ($0.65 per share), respectively.

Comparison of the Years Ended December 31, 2016 and 2015

Revenues

We generated investment income of $329,021 and $195,249 for the years ended December 31, 2016 and 2015, respectively, in the form of interest and fees earned on senior secured loans (first and second lien), senior secured bonds, subordinated debt and collateralized securities in our portfolio and dividends and other distributions earned on equity/other investments. Such revenues represent $303,049 and $183,744 of cash income earned as well as $25,972 and $11,505 in non-cash portions relating to accretion of discount and PIK interest for the years ended December 31, 2016 and 2015, respectively. Cash flows related to such non-cash revenues may not occur for a number of reporting periods or years after such revenues are recognized.

During the years ended December 31, 2016 and 2015, we generated $297,740 and $160,967, respectively, of interest income, which represented 90.5% and 82.4%, respectively, of total investment income. The increase in interest income was due primarily to the growth of our investment portfolio and the increase in the number of directly originated loans in our portfolio over the last year. The level of interest income we receive is generally related to the balance of income-producing investments multiplied by the weighted average yield of our investments. We expect the dollar amount of interest and any dividend income that we earn to increase as the size of our investment portfolio increases and the proportion of directly originated investments in our investment portfolio increases.

During the years ended December 31, 2016 and 2015, we generated $31,281 and $34,227, respectively, of fee income, which represented 9.5% and 17.5%, respectively, of total investment income. Such fee income is transaction based, and typically consists of prepayment fees, structuring fees, amendment and consent fees and other non-recurring fees. As such, future fee income is generally dependent on new direct origination investments and the occurrence of prepayments and other events at existing portfolio companies resulting in such fees.

Expenses

Our operating expenses, together with excise taxes, for the years ended December 31, 2016 and 2015 were $159,326 and $81,413, respectively. Our operating expenses include base management fees attributed to FSIC III Advisor of $67,573 and $39,493 for the years ended December 31, 2016 and 2015, respectively. Our operating expenses also include administrative services expenses attributed to FSIC III Advisor of $2,922 and $2,045 for the years ended December 31, 2016 and 2015, respectively.

FSIC III Advisor is eligible to receive incentive fees based on our performance. During the years ended December 31, 2016 and 2015, we accrued a subordinated incentive fee on income of $39,754 and $20,222, respectively, based on the performance of the portfolio. During the years ended December 31, 2016 and 2015, we did not accrue any capital gains incentive fees based on the performance of our portfolio. See “—Critical Accounting Policies—Capital Gains Incentive Fee” and “—Critical Accounting Policies—Subordinated Income Incentive Fee” for additional information about how the incentive fees are calculated.

We recorded interest expense of $39,584 and $13,746 for the years ended December 31, 2016 and 2015, respectively, in connection with our financing arrangements. For the years ended December 31, 2016 and 2015, fees and expenses incurred with our fund administrator, which provides various accounting and administrative services to us, totaled $1,019 and $691, respectively, and fees and expenses incurred with our stock transfer agent totaled $1,613 and $1,532, respectively. Fees for our board of directors were $1,010 and $822 for the years ended December 31, 2016 and 2015, respectively. Amortization of our deferred offering costs was

$1,273 for the year ended December 31, 2016. Prior to January 1, 2016, offering costs were offset against capital in excess of par value on the consolidated financial statements.

Our other general and administrative expenses totaled $4,297 and $2,767 for the years ended December 31, 2016 and 2015, respectively, and consisted of the following:

	Year Ended December 31,
	2016	2015
Expenses associated with our independent audit and related fees	$396	$308
Compensation of our chief compliance officer(1)	—	13
Legal fees	420	791
Printing fees	1,911	734
Other	1,570	921

Total	$4,297	$2,767

(1)	On April 1, 2015, James F. Volk was appointed as our chief compliance officer. Prior to that date, we had contracted with Vigilant Compliance, LLC to provide the services of Salvatore Faia as our chief compliance officer. Mr. Volk is employed by FS Investments and does not receive any direct compensation from us in this capacity.

During the years ended December 31, 2016 and 2015, the ratio of our operating expenses, together with excise taxes, to our average net assets was 7.51% and 5.65%, respectively. During the year ended December 31, 2015, the ratio of our net operating expenses, together with excise taxes, to our average net assets, which includes $3,469 of expense recoupments from FS Investments, was 5.89%. During the years ended December 31, 2016 and 2015, the ratio of our operating expenses to average net assets included $39,584 and $13,746, respectively, related to interest expense, $39,754 and $20,222, respectively, related to accruals for incentive fees, $281 and $95, respectively, for excise taxes, and $1,273 and $0, respectively related to the amortization of offering costs. Without such expenses, our ratio of operating expenses to average net assets would have been 3.70% and 3.52% for the years ended December 31, 2016 and 2015, respectively. Incentive fees and interest expense, among other things, may increase or decrease our expense ratios relative to comparative periods depending on portfolio performance and changes in amounts outstanding under our financing arrangements and benchmark interest rates such as LIBOR, among other factors.

Expense Reimbursement

Under the expense reimbursement agreement, amounts reimbursed to us by FS Investments may become subject to repayment by us in future periods. During the years ended December 31, 2016 and 2015, we paid $218 and $3,251, respectively, in expense recoupments to FS Investments. During the years ended December 31, 2016 and 2015, we accrued $0 and $3,469 for expense recoupments payable to FS Investments. As of December 31, 2016, we did not have any expense recoupments due to FS Investments and no further amounts remain subject to repayment by us to FS Investments in the future. See “—Overview—Expense Reimbursement” for a discussion of the expense reimbursement agreement.

Net Investment Income

Our net investment income totaled $169,695 ($0.65 per share) and $110,367 ($0.65 per share) for the years ended December 31, 2016 and 2015, respectively.

Net Realized Gains or Losses

We sold investments and received principal repayments of $523,654 and $590,384, respectively, during the year ended December 31, 2016, from which we realized a net loss of $47,149. We sold investments and received principal repayments of $301,909 and $117,353, respectively, during the year ended December 31, 2015, from which we realized a net loss of $24,122. During the years ended December 31, 2016 and 2015, we earned $15,785 and $14,561, respectively, from periodic net settlement payments on our TRS, which are reflected as realized gains.

Net Change in Unrealized Appreciation (Depreciation) on Investments and Secured Borrowing and Total Return Swap

For the year ended December 31, 2016, the net change in unrealized appreciation (depreciation) on investments totaled $184,064, the net change in unrealized appreciation (depreciation) on the secured borrowing was $(239) and the net change in unrealized appreciation (depreciation) on our TRS was $37,330. For the year ended December 31, 2015, the net change in unrealized appreciation (depreciation) on investments totaled $(167,011) and the net change in unrealized appreciation (depreciation) on our TRS was $(20,559). The net change in unrealized appreciation (depreciation) on our investments and TRS was primarily driven by improvement in the high yield markets, a general tightening of credit spreads and specific improvements with respect to certain of our energy investments.

Net Increase (Decrease) in Net Assets Resulting from Operations

For the years ended December 31, 2016 and 2015, the net increase (decrease) in net assets resulting from operations was $359,486 ($1.37 per share) and $(86,764) ($(0.51) per share), respectively.

Financial Condition, Liquidity and Capital Resources

Overview

As of June 30, 2017, we had $271,603 in cash and foreign currency, which we and our wholly-owned financing subsidiaries held in custodial accounts, and $108,000 in cash held as collateral by Citibank under the terms of the TRS. In addition, as of June 30, 2017, we had $108,053 in capacity available under the TRS and $62,300 in borrowings available under our other financing arrangements, subject to borrowing base and other limitations. As of June 30, 2017, we also had broadly syndicated investments and opportunistic investments that could be sold to create additional liquidity. As of June 30, 2017, we had twenty-four unfunded debt investments with aggregate unfunded commitments of $251,742, one unfunded commitment to purchase up to $295 in shares of preferred stock and one unfunded commitment to purchase up to $16 in shares of common stock. We maintain sufficient cash on hand, available borrowings and liquid securities to fund such unfunded commitments should the need arise.

As of December 31, 2016, we had $249,862 in cash, which we and our wholly owned financing subsidiaries held in custodial accounts, and $118,000 in cash held as collateral by Citibank under the terms of the TRS. In addition, as of December 31, 2016, we had $111,319 in capacity available under the TRS and $72,300 in borrowings available under our other financing arrangements, subject to borrowing base and other limitations. As of December 31, 2016, we also had broadly syndicated investments and opportunistic investments that could be sold to create additional liquidity. As of December 31, 2016, we had twenty-one debt investments with aggregate unfunded commitments of $176,049 and one unfunded commitment to purchase up to $362 of preferred stock. We maintain sufficient cash on hand, available borrowings and liquid securities to fund such unfunded commitments should the need arise.

We currently generate cash primarily from the net proceeds of our continuous public offering and the issuance of shares under our distribution reinvestment plan and from cash flows from fees, interest and dividends earned from our investments, as well as principal repayments and proceeds from sales of our investments. To seek to enhance our returns, we also employ leverage as market conditions permit and at the discretion of FSIC III Advisor, but in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act. See “—Financing Arrangements.”

Prior to investing in securities of portfolio companies, we invest the cash received from the net proceeds from our continuous public offering, from the issuance of shares of common stock under our distribution reinvestment plan, from fees, interest and dividends earned from our investments and principal repayments and proceeds from sales of our investments primarily in cash, cash equivalents, including money market funds, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our election to be taxed as a RIC.

Continuous Public Offering, Private Placement and Distribution Reinvestment Plan

We are engaged in a continuous public offering of our common stock. We accept subscriptions on a continuous basis and issue shares at weekly closings at prices that must be above our net asset value per share.

During the six months ended June 30, 2017, we issued 15,972,082 shares of common stock for gross proceeds of $137,816 at an average price per share of $8.63. The gross proceeds received during the six months ended June 30, 2017 include reinvested stockholder distributions of $49,357 for which we issued 5,718,475 shares of common stock.

During the year ended December 31, 2016, we issued 35,695,739 shares of common stock for gross proceeds of $300,473 at an average price per share of $8.42. The gross proceeds received during the year ended December 31, 2016 include reinvested stockholder distributions of $96,669 for which we issued 11,789,088 shares of common stock. The selling commissions and dealer manager fees related to the sale of our common stock was $9,992 for the year ended December 31, 2016. This amount includes $1,961 in dealer manager fees retained by the dealer manager, FS Investment Solutions, which is one of our affiliates.

Since commencing our continuous public offering and through August 1, 2017, we have issued 294,406,456 shares of common stock for gross proceeds of $2,799,197. As of August 1, 2017, we had raised total gross proceeds of $2,811,184, including $200 of seed capital contributed by the principals of FSIC III Advisor in October 2013 and $11,787 in proceeds raised in a private placement completed in April 2014 from the principals of FSIC III Advisor, certain members of our board of directors and other individuals and entities affiliated with FSIC III Advisor and GDFM.

In February 2016, we closed our continuous public offering to investors investing through the IBD Channel. We are currently offering shares of our common stock pursuant to our continuous public offering only to persons who purchase through the Institutional Channel and certain affiliated investors who purchase through the dealer manager. Historically, sales though the IBD Channel have constituted the majority of shares sold in our continuous public offering. Prior to the IBD Channel closing, shares of our common stock in our continuous public offering were subject to a sales load of up to 10.0% of the public offering price, which consisted of selling commissions and dealer manager fees of up to 7.0% and 3.0%, respectively, of the public offering price. Following the IBD Channel closing, shares of common stock in our continuous public offering have been sold at an institutional offering price that does not include any selling commissions or dealer manager fees.

Share Repurchase Program

To provide our stockholders with limited liquidity, we intend to continue to conduct quarterly tender offers pursuant to our share repurchase program. The first such tender offer commenced in August 2014, and the repurchase occurred in connection with our October 1, 2014 weekly closing.

The following table provides information concerning our repurchases of shares of common stock pursuant to our share repurchase program to date:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Percentage of Outstanding Shares Repurchased as of the Repurchase Date	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2014
September 30, 2014	October 1, 2014	4,050	100%	0.01%	$9.000	$36
Fiscal 2015
December 31, 2014	January 7, 2015	16,692	100%	0.02%	$8.865	$148
March 31, 2015	April 1, 2015	60,626	100%	0.05%	$8.955	$543
June 30, 2015	July 8, 2015	316,818	100%	0.19%	$8.955	$2,837
September 30, 2015	October 7, 2015	274,874	100%	0.13%	$8.550	$2,350
Fiscal 2016
December 31, 2015	January 6, 2016	569,282	100%	0.24%	$8.145	$4,637
March 31, 2016	April 6, 2016	1,042,946	100%	0.40%	$7.875	$8,213
June 30, 2016	July 6, 2016	969,112	100%	0.37%	$8.190	$7,937
September 30, 2016	October 5, 2016	2,030,975	100%	0.76%	$8.505	$17,273
Fiscal 2017
December 31, 2016	January 4, 2017	1,536,048	100%	0.56%	$8.550	$13,133
March 31, 2017	April 5, 2017	2,470,559	100%	0.88%	$8.640	$21,346
June 30, 2017	July 5, 2017	3,932,392	100%	1.38%	$8.640	$33,976

For additional information regarding our share repurchase program, see “Share Repurchase Program.”

Financing Arrangements

We borrow funds to make investments to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our board of directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders. We do not currently anticipate issuing any preferred stock.

The following table presents summary information with respect to our outstanding financing arrangements as of June 30, 2017:

Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
Citibank Total Return Swap	Total Return Swap	L+1.55%	$391,947	$108,053	N/A(1)
BNP Facility	Prime Brokerage Facility	L+1.25%	$187,700	$62,300	March 27, 2018(2)
Deutsche Bank Credit Facility	Revolving Credit Facility	L+2.25%	$350,000	$—	September 22, 2019
JPM Credit Facility	Term Loan Credit Facility	L+2.69%	$400,000	$—	May 8, 2019
Goldman Facility	Repurchase Agreement	L+2.50%	$300,000	$—	July 15, 2019
Capital One Credit Facility	Revolving Credit Facility	L+1.75% to L+2.50%	$150,000	$—	August 13, 2020
Partial Loan Sale	Secured Borrowing	L+4.50% (1.0% Floor)	$13,929	$—	July 29, 2022

(1)

On June 27, 2017, Center City Funding entered into a seventh amendment to the TRS to, among other things, (x) extend the date that Citibank may terminate the TRS from any time on or after June 27, 2017 to any time on or after

September 30, 2017, or the Citibank Optional Termination Date, and (y) extend the ramp-down period from 30 to 90 days prior to the Citibank Optional Termination Date. Most recently, on September 5, 2017, Center City Funding entered into an eight amendment to the TRS to, among other things, extend the date that Citibank may terminate the TRS from any time on or after September 30, 2017 to any time on or after March 31, 2018.

(2)	As described in Note 8 to our unaudited consolidated financial statements included herein, this facility generally is terminable upon 270 days’ notice by either party. As of June 30, 2017, neither party to the facility had provided notice of its intent to terminate the facility.

Our average borrowings and weighted average interest rate, including the effect of non-usage fees, for the six months ended June 30, 2017 were $1,343,669 and 3.53%, respectively. As of June 30, 2017, our weighted average effective interest rate on borrowings, including the effect of non-usage fees, was 3.54%.

Citibank Total Return Swap

On June 26, 2014, our wholly-owned financing subsidiary, Center City Funding, entered into a TRS for a portfolio of primarily senior secured floating rate loans with Citibank which has subsequently been amended multiple times to, among other things, increase the maximum aggregate notional amount of the portfolio of loans subject to the TRS from $100,000, initially, to $500,000. On June 27, 2017, Center City Funding entered into a seventh amendment to the TRS to, among other things, (x) extend the date that Citibank may terminate the TRS from any time on or after June 27, 2017 to any time on or after September 30, 2017, or the Citibank Optional Termination Date, and (y) extend the ramp-down period from 30 to 90 days prior to the Citibank Optional Termination Date. Most recently, on September 5, 2017, Center City Funding entered into an eight amendment to the TRS to, among other things, extend the date that Citibank may terminate the TRS from any time on or after September 30, 2017 to any time on or after March 31, 2018.

A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements.

The TRS with Citibank enables us, through our ownership of Center City Funding, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest-type payment to Citibank. As such, the TRS is analogous to Center City Funding borrowing funds to acquire loans and incurring interest expense to a lender.

The obligations of Center City Funding under the TRS are non-recourse to us and our exposure under the TRS is limited to the value of our investment in Center City Funding, which generally will equal the value of cash collateral provided by Center City Funding under the TRS. Pursuant to the terms of the TRS, Center City Funding may select a portfolio of loans with a maximum aggregate notional amount (determined at the time each such loan becomes subject to the TRS) of $500,000. Center City Funding is required to initially cash collateralize a specified percentage of the notional amount of each loan (generally 20%) that becomes subject to the TRS in accordance with margin requirements described in the TRS agreement. Under the terms of the TRS, Center City Funding has agreed not to draw upon, or post as collateral, such cash collateral in respect of other financings or operating requirements prior to the termination of the TRS. Neither the cash collateral required to be posted with Citibank nor any other assets of Center City Funding are available to pay the Company’s debts.

Pursuant to the terms of an investment management agreement that we have entered into with Center City Funding, we act as the investment manager of the rights and obligations of Center City Funding under the TRS, including selecting the specific loans to be included in the portfolio of loans subject to the TRS. Accordingly, the loans subject to the TRS are selected by us in accordance with our investment objectives and strategy to generate current income and, to a lesser extent, long-term capital appreciation. In addition, pursuant to the terms of the TRS, Center City Funding may select any loan or obligation available in the market to be included in the portfolio of loans that meets the obligation criteria set forth in the TRS agreement.

Each individual loan, and the portfolio of loans taken as a whole, must meet criteria described in the TRS agreement, including a requirement that substantially all of the loans underlying the TRS be rated by Moody’s and S&P, and quoted by a nationally recognized pricing service. Under the terms of the TRS, Citibank, as calculation agent, determines whether there has been a failure to satisfy the portfolio criteria in the TRS. If such failure continues for 30 days following the delivery of notice thereof, then Citibank has the right, but not the obligation, to terminate the TRS. Center City Funding receives from Citibank all interest and fees payable in respect of the loans included in the portfolio. Center City Funding pays to Citibank interest at a rate equal to one-month LIBOR plus 1.55% per annum on the utilized notional amount of the loans subject to the TRS. In addition, upon the termination or repayment of any loan subject to the TRS, Center City Funding will either receive from Citibank the appreciation in the value of such loan or pay to Citibank any depreciation in the value of such loan.

Under the terms of the TRS, Center City Funding may be required to post additional cash collateral, on a dollar-for-dollar basis, in the event of depreciation in the value of the underlying loans after such value decreases below a specified amount. The limit on the additional collateral that Center City Funding may be required to post pursuant to the TRS is equal to the difference between the full notional amount of the loans underlying the TRS and the amount of cash collateral already posted by Center City Funding. The amount of collateral required to be posted by Center City Funding is determined primarily on the basis of the aggregate value of the underlying loans. The terms of the TRS with Citibank, the counter-party, incorporate a master netting arrangement. If Center City Funding enters into another derivative with the counter party, it could be offset with the TRS. As of June 30, 2017 and December 31, 2016, there were no other contracts to offset the TRS.

We have no contractual obligation to post any such additional collateral or to make any interest payments to Citibank. We may, but are not obligated to, increase our equity investment in Center City Funding for the purpose of funding any additional collateral or payment obligations for which Center City Funding may become obligated during the term of the TRS. If we do not make any such additional investment in Center City Funding and Center City Funding fails to meet its obligations under the TRS, then Citibank will have the right to terminate the TRS and seize the cash collateral posted by Center City Funding under the TRS. In the event of an early termination of the TRS prior to the ramp-down period, Center City Funding would be required to pay an early termination fee.

Citibank may terminate the TRS from any time on or after March 31, 2018. Center City Funding may terminate the TRS at any time upon providing no more than 30 days, and no less than 10 days, prior notice to Citibank. Any termination prior to the ramp-down period, will result in payment of an early termination fee to Citibank based on the maximum notional amount of the TRS. Under the terms of the TRS, the early termination fee will equal the present value of a stream of monthly payments, based on the minimum utilization amount, which would be owed by Center City Funding to Citibank for the period from the termination date through and including March 31, 2018. Such monthly payments will equal the present value of the product of

(x) 80%, multiplied by (y) the maximum notional amount of the TRS ($500,000), multiplied by (z) 1.55% per annum. If the TRS had been terminated as of June 30, 2017, Center City Funding would have been required to pay an early termination fee of approximately $1,032, based on the maximum notional amount of the TRS of $500,000 as of such date. Other than during the first 90 days and last 90 days of the term of the TRS, Center City Funding is required to pay a minimum usage fee if less than 80% of the maximum notional amount of the TRS is utilized and an unused fee on any amounts unutilized if greater than 80% but less than 100% of the maximum notional amount of the TRS is utilized.

The value of the TRS is based primarily on the valuation of the underlying portfolio of loans subject to the TRS. Pursuant to the terms of the TRS, on each business day, Citibank values each underlying loan in good faith on a mark-to-market basis by determining how much Citibank would receive on such date if it sold the loan in the open market. Citibank reports the mark-to-market values of the underlying loans to Center City Funding.

As of June 30, 2017 and December 31, 2016, the fair value of the TRS was $9,005 and $11,403, respectively, which is reflected in our consolidated balance sheets as unrealized appreciation on total return swap. As of June 30, 2017 and December 31, 2016, the receivable due on the TRS was $4,299 and $1,817, respectively, which is reflected in our consolidated balance sheets as receivable due on total return swap. As of June 30, 2017 and December 31, 2016, we posted $108,000 and $118,000, respectively, in cash collateral held by Citibank (of which only $96,938 and $94,651, respectively, was required to be posted). The cash collateral held by Citibank is reflected in our consolidated balance sheets as due from counterparty. We do not offset collateral posted in related to the TRS with any unrealized appreciation (depreciation) outstanding on the consolidated balance sheets as of June 30, 2017 and December 31, 2016.

As of June 30, 2017, Center City Funding had selected 50 underlying loans with a notional amount and market value of $391,947 and $398,079, respectively. As of December 31, 2016, Center City Funding had selected 53 underlying loans with a notional amount and market value of $388,681 and $394,986, respectively.

For purposes of the asset coverage ratio test applicable to us as a BDC, we treat the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by Center City Funding under the TRS, as a senior security for the life of that instrument. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

Further, for purposes of Section 55(a) under the 1940 Act, we treat each loan underlying the TRS as a qualifying asset if the obligor on such loan is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

BNP Facility

On October 17, 2014, our wholly-owned, special-purpose financing subsidiary, Burholme Funding LLC, or Burholme Funding, entered into a committed facility arrangement and related transaction documents, or the BNP facility, with BNP Paribas Prime Brokerage, Inc., or BNPP, on behalf of itself and as agent for BNP Paribas, BNP Paribas Prime Brokerage International, Ltd. and BNPP PB, Inc., or, collectively, the BNPP Entities. The BNP facility was effected through a committed facility agreement by and between Burholme Funding and BNPP, or the committed facility agreement, a U.S. PB agreement by and between Burholme Funding and BNPP, and a special custody and pledge agreement by and among Burholme Funding, BNPP and State Street

Bank and Trust Company, or State Street, as custodian, each dated as of October 17, 2014, and which are collectively referred to herein as the BNP financing agreements. The BNP facility has subsequently been amended from time to time, most recently pursuant to an amendment dated as of November 15, 2016, to, among other matters, increase the maximum commitment financing available to Burholme Funding under the BNP facility to $250,000 from $200,000. In addition, on August 29, 2016, Burholme Funding entered into an amendment to the BNP facility to, among other things, (i) increase the interest rate payable on borrowings under the committed facility agreement from three-month LIBOR plus 110 basis points to three-month LIBOR plus 125 basis points effective on and after January 2, 2017 and (ii) increase the commitment fee payable under the committed facility agreement from 55 basis points on all unused amounts to, effective on and after January 2, 2017, (a) 65 basis points on unused amounts so long as 75% or more of the facility amount under the committed facility agreement is utilized or (b) 85 basis points on unused amounts if less than 75% of the facility amount under the committed facility agreement is utilized.

We may contribute securities to Burholme Funding from time to time, subject to certain restrictions set forth in the committed facility agreement, and will retain a residual interest in any securities contributed through its ownership of Burholme Funding or will receive fair market value for any securities sold to Burholme Funding. Burholme Funding may purchase additional securities from various sources. Burholme Funding has appointed us to manage its portfolio of securities pursuant to the terms of an investment management agreement. Burholme Funding’s obligations to BNPP under the BNP facility are secured by a first priority security interest in substantially all of the assets of Burholme Funding, including its portfolio of securities. Such pledged portfolio of securities is held in a segregated custody account with State Street. The value of securities required to be pledged by Burholme Funding is determined in accordance with the margin requirements described in the BNP financing agreements. The obligations of Burholme Funding under the BNP facility are non-recourse to us, and our exposure under the BNP facility is limited to the value of our investment in Burholme Funding.

Prior to January 2, 2017 borrowings under the BNP facility accrued interest at a rate equal to three-month LIBOR plus 1.10% per annum and a non-usage fee in an amount equal to 0.55% was charged on unused commitments. On August 29, 2016, Burholme Funding entered into an amendment to the BNP facility which resulted in increases effective on and after January 2, 2017 to the (i) interest rate payable on borrowings to three month LIBOR plus 1.25% per annum and (ii) the commitment fee payable on all unused amounts to (a) 0.65% per annum on unused amounts so long as 75% or more of the facility amount is utilized or (b) 0.85% per annum on unused amounts if less than 75% of the facility amount is utilized. Burholme Funding may terminate the committed facility agreement upon 270 days’ notice. Absent a default or facility termination event (or the ratings decline described in the following sentence), BNPP is required to provide Burholme Funding with 270 days’ notice prior to terminating or materially amending the committed facility agreement. BNPP has a cancellation right if BNP Paribas’ long-term credit rating declines three or more notches below its highest rating by any of S&P, Moody’s or Fitch Ratings, Inc., during the term of the BNP facility. Upon any such termination, BNPP is required to pay Burholme Funding a fee equal to 0.50% of the maximum amount of financing available on the termination date. Burholme Funding paid an arrangement fee and incurred certain other customary costs and expenses in connection with obtaining the BNP facility.

Under the terms of the BNP financing agreements, BNPP has the ability to borrow a portion of the pledged collateral, or collectively, the rehypothecated securities, subject to certain limits. Burholme Funding will receive a fee from BNPP in connection with any rehypothecated securities. Burholme Funding may designate any security within the pledged collateral as ineligible to be a rehypothecated security, provided there are eligible securities within the segregated custody account in an amount equal to the outstanding borrowings owed by Burholme Funding to BNPP. Burholme Funding may recall any rehypothecated security at any time, and BNPP must return such security or equivalent security within a commercially reasonable period. In the event BNPP does not return the security, Burholme Funding will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such unreturned rehypothecated security against any outstanding borrowings owed to BNPP under the BNP financing agreements. Rehypothecated securities are marked-to-market daily and if the value of all rehypothecated securities exceeds 100% of the outstanding borrowings owed by Burholme Funding under the BNP financing agreements, BNPP may either reduce the amount of rehypothecated securities to eliminate such excess or deposit into the segregated custody account an amount of cash equal to such excess. Burholme Funding will continue to receive interest and the scheduled repayment of principal balances on rehypothecated securities.

As of June 30, 2017 and December 31, 2016, $187,700 and $187,700, respectively, was outstanding under the BNP facility. The carrying amount outstanding under the BNP facility approximates its fair value. We incurred costs of $375 in connection with obtaining the facility, which we have recorded as deferred financing costs on our consolidated balance sheets and amortizes to interest expense over the life of the facility. As of June 30, 2017, $12 of such deferred financing costs had yet to been amortized to interest expense.

For the three and six months ended June 30, 2017 and 2016, the components of total interest expense for the BNP facility were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Direct interest expense	$1,163	$608	$2,252	$1,228
Non-usage fees	102	86	203	166
Amortization of deferred financing costs	25	—	50	—

Total interest expense	$1,290	$694	$2,505	$1,394

For the six months ended June 30, 2017 and 2016, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the BNP facility were as follows:

	Six Months Ended June 30,
	2017	2016
Cash paid for interest expense	$2,388	$1,397
Average borrowings under the facility	$187,700	$139,955
Effective interest rate on borrowings (including the effect of non-usage fees)	2.76%	2.00%
Weighted average interest rate (including the effect of non-usage fees)(1)	2.60%	1.97%

(1)	The weighted average interest rate presented for periods of less than one year is annualized.

Borrowings of Burholme Funding will be considered borrowings of us for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

Deutsche Bank Credit Facility

On December 2, 2014, our wholly-owned, special-purpose financing subsidiary, Dunlap Funding LLC, or Dunlap Funding, entered into a revolving credit facility, or the Deutsche Bank AG, New York Branch, or Deutsche Bank, credit facility, with Deutsche Bank, as administrative agent, each of the lenders and other agents from time to time party thereto, and Wells Fargo Bank, National Association, as the collateral agent and collateral custodian under the Deutsche Bank credit facility, which has subsequently been amended from time to time to, among other matters, (i) increase the aggregate principal amount of available borrowings to $350,000 on a committed basis and (ii) extend the term of the facility to September 22, 2019.

We may contribute assets to Dunlap Funding from time to time and will retain a residual interest in any assets contributed through our ownership of Dunlap Funding or will receive fair market value for any assets sold to Dunlap Funding. Dunlap Funding may purchase additional assets from various sources. Dunlap Funding has appointed us to manage its portfolio of assets pursuant to the terms of an investment management agreement. Dunlap Funding’s obligations to Deutsche Bank under the Deutsche Bank credit facility are secured by a first priority security interest in substantially all of the assets of Dunlap Funding, including its portfolio of assets. The obligations of Dunlap Funding under the Deutsche Bank credit facility are non-recourse to us, and our exposure under the Deutsche Bank credit facility is limited to the value of our investment in Dunlap Funding.

Pricing under the Deutsche Bank credit facility is based on LIBOR for a three-month interest period (for each committed lender) or the commercial paper rate of each conduit lender, plus, in each case, a spread of 2.25% per annum. Interest is payable quarterly in arrears. Dunlap Funding will be subject to a non-usage fee of 0.50% per annum to the extent the aggregate principal amount available under the Deutsche Bank credit facility has not been borrowed. In addition, Dunlap Funding is subject to (i) a make-whole fee on a quarterly basis effectively equal to a portion of the spread that would have been payable if the full amount under the Deutsche Bank credit facility had been borrowed, less the non-usage fee accrued during such quarter and (ii) an administration fee. Any amounts borrowed under the Deutsche Bank credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable on September 22, 2019. Dunlap Funding paid a structuring fee and incurred certain other customary costs and expenses in connection with obtaining the Deutsche Bank credit facility.

As of June 30, 2017 and December 31, 2016, $350,000 and $240,000, respectively, was outstanding under the Deutsche Bank credit facility. The carrying amount outstanding under the Deutsche Bank credit facility approximates its fair value. We incurred costs of $3,438 in connection with obtaining the facility, which we have recorded as deferred financing costs on the our consolidated balance sheets and amortizes to interest expense over the life of the facility. As of June 30, 2017, $1,621 of such deferred financing costs had yet to be amortized to interest expense.

For the three and six months ended June 30, 2017 and 2016, the components of total interest expense for the Deutsche Bank credit facility were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Direct interest expense	$3,101	$2,136	$5,328	$3,934
Non-usage and administration fees	23	—	130	—
Amortization of deferred financing costs	233	187	458	373

Total interest expense	$3,357	$2,323	$5,916	$4,307

For the six months ended June 30, 2017 and 2016, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Deutsche Bank credit facility were as follows:

	Six Months Ended June 30,
	2017	2016
Cash paid for interest expense	$4,509	$3,710
Average borrowings under the facility	$292,040	$250,000
Effective interest rate on borrowings (including the effect of non-usage and administration fees)	3.52%	3.12%
Weighted average interest rate (including the effect of non-usage and administration fees)(1)	3.72%	3.11%

(1)	The weighted average interest rate presented for periods of less than one year is annualized.

Borrowings of Dunlap Funding will be considered borrowings of us for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

JPM Credit Facility

On May 8, 2015, our wholly-owned, special purpose financing subsidiary, Jefferson Square Funding LLC, or Jefferson Square Funding, entered into a senior secured term loan credit facility, or the JPM credit facility, with JP Morgan Chase Bank, National Association, or JPM, as administrative agent, each of the lenders from time to time party thereto, Citibank, as collateral agent, and Virtus Group, LP as collateral administrator. On March 1, 2016, Jefferson Square Funding entered into an amendment with JPM to (i) increase the aggregate principal amount of advances by $50,000 to $350,000, plus an option, with the consent of Jefferson Square Funding, JPM, as administrative agent, and the lenders at the time, to further increase the aggregate principal amount of advances by an additional $50,000 prior to April 30, 2016 and (ii) increase the applicable interest rate from LIBOR for each three-month interest period plus 2.50% to LIBOR for each three-month interest period plus 2.69%. On April 28, 2016, Jefferson Square Funding exercised its option, with the necessary consents, to increase the aggregate principal amount of advances to $400,000.

We may contribute cash, loans or bonds to Jefferson Square Funding from time to time, subject to certain restrictions set forth in the JPM credit facility, and will retain a residual interest in any assets contributed through our ownership of Jefferson Square Funding or will receive fair market value for any assets sold to Jefferson Square Funding. Jefferson Square Funding may purchase additional assets from various sources. Jefferson Square Funding has appointed us to manage its portfolio of assets pursuant to the terms of an investment management agreement. Jefferson Square Funding’s obligations to JPM under the JPM credit facility are secured by a first priority security interest in substantially all of the assets of Jefferson Square Funding, including its portfolio of assets. The obligations of Jefferson Square Funding under the JPM credit facility are non-recourse to us, and our exposure under the JPM credit facility is limited to the value of our investment in Jefferson Square Funding.

Borrowings under the JPM credit facility accrued interest at a rate equal to three-month LIBOR plus 2.69% per annum as of June 30, 2017. Interest is payable in arrears beginning on October 25, 2015 and each quarter thereafter. Between September 8, 2015 and November 10, 2015, Jefferson Square Funding was subject to a non-usage fee of 1.00% per annum to the extent the aggregate principal amount available under the JPM credit facility had not been borrowed. Any amounts borrowed under the JPM credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on May 8, 2019.

As of June 30, 2017 and December 31, 2016, $400,000 and $400,000, respectively, was outstanding under the JPM credit facility. The carrying amount outstanding under the JPM credit facility approximates its fair value. We incurred costs of $477 in connection with obtaining the JPM credit facility, which we have recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the JPM credit facility. As of June 30, 2017, $268 of such deferred financing costs had yet to be amortized to interest expense.

For the three and six months ended June 30, 2017 and 2016, the components of total interest expense for the JPM credit facility were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Direct interest expense	$3,752	$3,229	$7,442	$5,753
Amortization of deferred financing costs	37	31	72	45

Total interest expense	$3,789	$3,260	$7,514	$5,798

For the six months ended June 30, 2017 and 2016, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the JPM credit facility were as follows:

	Six Months Ended June 30,
	2017	2016
Cash paid for interest expense	$7,319	$4,749
Average borrowings under the facility	$400,000	$351,099
Effective interest rate on borrowings	3.71%	3.32%
Weighted average interest rate(1)	3.70%	3.24%

(1)	The weighted average interest rate presented for periods of less than one year is annualized.

Borrowings of Jefferson Square Funding will be considered borrowings of us for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

Goldman Facility

On June 18, 2015, we, through our two wholly-owned, special-purpose financing subsidiaries, Germantown Funding LLC, or Germantown Funding, and Society Hill Funding LLC, or Society Hill Funding, entered into a debt financing arrangement with Goldman Sachs Bank USA, or Goldman, pursuant to which up to $300,000 is available to us. We elected to structure the financing in the manner described more fully below in order to, among other things, obtain such financing at a lower cost than would be available through alternative arrangements.

We may sell and/or contribute assets to Germantown Funding from time to time pursuant to an amended and restated sale and contribution agreement, dated as of June 18, 2015, between us and Germantown Funding, or the sale and contribution agreement. The assets held by Germantown Funding secure the obligations of Germantown Funding under floating rate notes, or the notes issued from time to time by Germantown Funding to Society Hill Funding pursuant to an indenture, dated as of June 18, 2015, with Citibank, as trustee, or the indenture. Pursuant to the indenture, the aggregate principal amount of notes that may be issued by Germantown Funding from time to time is $500,000. Society Hill Funding has purchased the notes issued by Germantown Funding from time to time at a purchase price equal to their par value.

Interest on the notes under the indenture will accrue at three-month LIBOR plus a spread of 4.00% per annum. Principal and any unpaid interest on the notes will be due and payable on the stated maturity date of October 15, 2027.

Society Hill Funding, in turn, has entered into a repurchase transaction with Goldman, pursuant to the terms of a master repurchase agreement and the related annex and master confirmation thereto, each dated as of June 18, 2015 and effective as of July 15, 2015, or collectively, the Goldman facility. Pursuant to the Goldman facility, from time to time, Goldman has purchased notes held by Society Hill Funding for an aggregate purchase price equal to 60% of the principal amount of notes purchased. Subject to certain conditions, the maximum principal amount of notes that may be purchased under the Goldman facility is $500,000. Accordingly, the aggregate maximum amount made available under the Goldman facility will not exceed $300,000.

Society Hill Funding will repurchase the notes sold to Goldman under the Goldman facility no later than July 15, 2019. The repurchase price paid by Society Hill Funding to Goldman will be equal to the purchase price paid by Goldman for the repurchased notes, plus financing fees accrued at the applicable pricing rate under the Goldman facility. Up until November 15, 2015, financing fees were accrued on the aggregate purchase price paid by Goldman for such notes. Thereafter, financing fees have accrued, and will continue to accrue, on $300,000 (even if the aggregate purchase price paid for notes purchased by Goldman at that time is less than that amount), unless and until the outstanding amount is reduced in accordance with the terms of the Goldman facility. If the Goldman facility is accelerated prior to July 15, 2019 due to an event of default or the failure of Germantown Funding to commit to sell any underlying assets that become defaulted obligations within 30 days, then Society Hill Funding must pay to Goldman a fee equal to the present value of the aggregate amount of the financing fees that would have been payable to Goldman from the date of acceleration through July 15, 2019 had the acceleration not occurred. The financing fee under the Goldman facility is equal to three-month LIBOR plus a spread of up to 2.50% per annum for the relevant period.

Goldman may require Society Hill Funding to post cash collateral if the market value of the notes (measured by reference to the market value of Germantown Funding’s portfolio of assets), together with any posted cash collateral, is less than the required margin amount under the Goldman facility; provided, however, that Society Hill Funding will not be required to post cash collateral with Goldman until such market value has declined at least 10% from the initial market value of the notes. In addition, if the market value of any underlying asset held in Germantown Funding’s portfolio of assets is less than 70% of the initial market value of such underlying asset, Goldman may require Society Hill Funding to post additional cash collateral in an amount equal to 15% of the outstanding principal balance of such underlying asset. In each such event, in order to satisfy these requirements, Society Hill Funding intends to borrow funds from us pursuant to an uncommitted revolving credit agreement, dated as of June 18, 2015, between Society Hill Funding, as borrower, and us, as lender, or the revolving credit agreement. We may, in its sole discretion, make such loans from time to time to Society Hill Funding pursuant to the terms of the revolving credit agreement. Borrowings under the revolving credit agreement may not exceed $300,000 and will accrue interest at a rate equal to one-month LIBOR plus a spread of 0.75% per annum.

As of June 30, 2017 and December 31, 2016, notes in an aggregate principal amount of $500,000 and $500,000, respectively, had been purchased by Society Hill Funding from Germantown Funding and subsequently sold to Goldman under the Goldman facility for aggregate proceeds of $300,000 and $300,000, respectively. The carrying amount outstanding under the Goldman facility approximates its fair value. We funded each purchase of the notes by Society Hill Funding through a capital contribution to Society Hill Funding. As of June 30, 2017 and December 31, 2016, Society Hill Funding’s liability under the Goldman facility was $300,000 and $300,000, respectively, plus $2,256 and $2,141, respectively, of accrued interest expense. The notes issued by Germantown Funding and purchased by Society Hill Funding eliminate in consolidation on our financial statements.

As of June 30, 2017 and December 31, 2016, the fair value of assets held by Germantown Funding was $630,078 and $610,741, respectively.

We incurred costs of $1,590 in connection with obtaining the Goldman facility, which we have recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the Goldman facility. As of June 30, 2017, $812 of such deferred financing costs had yet to be amortized to interest expense.

For the three and six months ended June 30, 2017 and 2016, the components of total interest expense for the Goldman facility were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Direct interest expense	$2,756	$2,371	$5,379	$4,624
Amortization of deferred financing costs	99	99	197	198

Total interest expense	$2,855	$2,470	$5,576	$4,822

For the six months ended June 30, 2017 and 2016, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Goldman facility were as follows:

	Six Months Ended June 30,
	2017	2016
Cash paid for interest expense(1)	$5,263	$4,331
Average borrowings under the facility	$300,000	$293,769
Effective interest rate on borrowings	3.66%	3.13%
Weighted average interest rate(1)	3.57%	3.11%

(1)	Interest under the Goldman facility is payable quarterly in arrears and commenced on January 15, 2016. The weighted average interest rate presented for periods of less than one year is annualized.

Borrowings under the Goldman facility will be considered borrowings of us for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

Capital One Credit Facility

On August 13, 2015, our wholly-owned, special purpose financing subsidiary, Chestnut Hill Funding LLC or Chestnut Hill Funding, entered into a revolving credit facility, or the Capital One credit facility, with Capital One, National Association, or Capital One, as administrative agent, hedge counterparty, lead arranger and sole bookrunner, each of the conduit lenders and institutional lenders from time to time party thereto, and Wells Fargo Bank, National Association, as collateral agent, account bank and collateral custodian under the Capital One credit facility. The Capital One credit facility provides for borrowings in an aggregate principal amount up to $150,000 on a committed basis.

We may contribute cash or loans to Chestnut Hill Funding from time to time and will retain a residual interest in any assets contributed through our ownership of Chestnut Hill Funding or will receive fair market value for any assets sold to Chestnut Hill Funding. Chestnut Hill Funding may purchase additional assets from various sources. Chestnut Hill Funding has appointed us to manage its portfolio of assets pursuant to the terms of a collateral management agreement. Chestnut Hill Funding’s obligations to Capital One under the Capital One credit facility are secured by a first priority security interest in substantially all of the assets of Chestnut Hill Funding, including its portfolio of assets. The obligations of Chestnut Hill Funding under the Capital One credit facility are non-recourse to us, and our exposure under the Capital One credit facility is limited to the value of our investment in Chestnut Hill Funding.

Borrowings under the Capital One credit facility accrue interest at a rate equal to LIBOR for each one-month, two-month or three-month interest period, as elected by Chestnut Hill Funding, in each case plus an applicable spread ranging between 1.75% and 2.50% per annum, depending on the composition of the portfolio of assets for the relevant period. Interest is payable quarterly in arrears. Chestnut Hill Funding is subject to (a) a non-usage fee to the extent it has not borrowed the aggregate principal amount available under the Capital One credit facility and (b) beginning February 13, 2016, a make-whole fee to the extent it has borrowed less than 60% of the aggregate principal amount available under the Capital One credit facility. Any amounts borrowed under the Capital One credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on August 13, 2020.

As of June 30, 2017 and December 31, 2016, $150,000 and $150,000, respectively, was outstanding under the Capital One credit facility. The carrying amount outstanding under the Capital One credit facility approximates its fair value. We incurred costs of $1,382 in connection with obtaining the Capital One credit facility, which we have recorded as deferred financing costs on our consolidated balance sheets and amortize to interest expense over the life of the Capital One credit facility. As of June 30, 2017, $863 of such deferred financing costs had yet to be amortized to interest expense.

For the three and six months ended June 30, 2017 and 2016, the components of total interest expense for the Capital One credit facility were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Direct interest expense	$1,364	$1,132	$2,659	$1,901
Non-usage and administration fees	37	6	75	52
Amortization of deferred financing costs	69	69	137	138

Total interest expense	$1,470	$1,207	$2,871	$2,091

For the six months ended June 30, 2017 and 2016, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Capital One credit facility were as follows:

	Six Months Ended June 30,
	2017	2016
Cash paid for interest expense(1)	$2,634	$1,418
Average borrowings under the facility	$150,000	$122,676
Effective interest rate on borrowings (including the effect of non-usage and administration fees)	3.63%	3.05%
Weighted average interest rate (including the effect of non-usage and administration fees)(1)	3.63%	3.15%

(1)	Interest under the Capital One credit facility is payable quarterly in arrears and commenced on January 15, 2016. The weighted average interest rate presented for periods of less than one year is annualized.

Borrowings of Chestnut Hill Funding will be considered borrowings of us for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

Partial Loan Sale

Certain partial loan sales do not qualify for sale accounting under ASC Topic 860 because these sales do not meet the definition of a participating interest, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain as an investment on the consolidated balance sheets and the portion sold is recorded as a secured borrowing in the liabilities section of the consolidated balance sheets. For these partial loan sales, the interest earned on the entire loan balance is recorded within interest income and the interest earned by the buyer in the partial loan sale is recorded within interest expense in the consolidated statements of operations.

As of June 30, 2017 and December 31, 2016, we recognized a secured borrowing at fair value of $14,103 and $14,040, respectively, and the fair value of the loan that is associated with the secured borrowing was $73,515 and $73,095, respectively. The secured borrowing was the result of our completion of a partial sale of a senior secured loan associated with one portfolio company that did not meet the definition of a participating interest. As a result, sale treatment was not allowed and the partial loan sale was treated as a secured borrowing.

During the six months ended June 30, 2017, there were no new partial loan sales, fundings on revolving and delayed draw secured borrowings or repayments on secured borrowings.

For the three and six months ended June 30, 2017 and 2016, the components of total interest expense for the secured borrowing were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Direct interest expense	$198	—	$390	—
Amortization of discount	7	—	14	—

Total interest expense	$205	—	$404	—

For the six months ended June 30, 2017 and 2016, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the secured borrowing were as follows:

	Six Months Ended June 30,
	2017	2016
Cash paid for interest expense(1)	$386	—
Average secured borrowing	$13,929	—
Effective interest rate on secured borrowing	5.67%	—
Weighted average interest rate(1)	5.57%	—

(1)	Interest under the secured borrowing is paid quarterly in arrears. The weighted average interest rate presented for periods of less than one year is annualized.

Net Worth of Sponsors

The North American Securities Administrators Association, in its Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and from time to time, requires that our sponsors and affiliates have an aggregate financial net worth, exclusive of home, automobiles and home furnishings, of 5.0% of the first $20,000 of both the gross amount of securities currently being offered in this offering and the gross amount of any originally issued direct participation program securities sold by our sponsors and affiliates within the past 12 months, plus 1.0% of all amounts in excess of the first $20,000. Based on these requirements, our sponsors have an aggregate financial net worth in excess of those amounts required by the Omnibus Guidelines Statement of Policy.

RIC Status and Distributions

See “Distributions” for information regarding our RIC status and distributions.

Critical Accounting Policies

Our financial statements are prepared in conformity with GAAP, which requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are those that require the application of management’s most difficult, subjective or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the financial statements, management has made estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. In preparing the financial statements, management has utilized available information, including our past history, industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of our results of operations to those of companies in similar businesses. As we execute our operating plans, we will describe additional critical accounting policies in the notes to our future financial statements in addition to those discussed below.

Valuation of Portfolio Investments

We determine the net asset value of our investment portfolio each quarter. Securities are valued at fair value as determined in good faith by our board of directors. In connection with that determination, FSIC III Advisor provides our board of directors with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by independent third-party valuation services.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board, or the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, we undertake a multi-step valuation process each quarter, as described below:

●	our quarterly fair valuation process begins with FSIC III Advisor’s management team reviewing and documenting valuations of each portfolio company or investment, which valuations may be obtained from an independent third-party valuation service, if applicable;

●	FSIC III Advisor’s management team then provides the valuation committee with the preliminary valuations for each portfolio company or investment;

●	preliminary valuations are then discussed with the valuation committee;

●	the valuation committee reviews the preliminary valuations and FSIC III Advisor’s management team, together with our independent third-party valuation services, if applicable, supplement the preliminary valuations to reflect any comments provided by the valuation committee;

●	following its review, the valuation committee will recommend that our board of directors approve our fair valuations; and

●	our board of directors discusses the valuations and determines the fair value of each such investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of FSIC III Advisor, the valuation committee and any independent third-party valuation services, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on our consolidated financial statements. In making its determination of fair value, our board of directors may use any approved independent third-party pricing or valuation services. However, our board of directors is not required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information obtained from FSIC III Advisor or any approved independent third-party valuation or pricing service that our board of directors deems to be reliable in determining fair value under the circumstances. Below is a description of factors that FSIC III Advisor’s management team, any approved independent third-party valuation services and our board of directors may consider when determining the fair value of our investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

For convertible debt securities, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value. Our board of directors, in its determination of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

FSIC III Advisor’s management team, any approved independent third-party valuation services and our board of directors may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. FSIC III Advisor’s management team, any approved independent third-party valuation services and our board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the smaller size of portfolio companies relative to comparable firms, as well as such other factors as our board of directors, in consultation with FSIC III Advisor’s management team and any approved independent third-party valuation services, if applicable, may consider relevant in assessing fair value. Generally, the value of our equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

When we receive warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Our board of directors subsequently values these warrants or other equity securities received at their fair value.

The fair values of our investments are determined in good faith by our board of directors. Our board of directors is solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process. Our board of directors has delegated day-to-day responsibility for implementing our valuation policy to FSIC III Advisor’s management team, and has authorized FSIC III Advisor’s management team to utilize independent third-party valuation and pricing services that have been approved by our board of directors. Prior to engaging our third-party valuation firms, FSIC III Advisor’s management team reviewed various factors, including among other things, the firm’s services, pricing and reputation. Certain information considered by FSIC III Advisor’s management team was also provided to our board of directors in connection with its approval of these firms. Our board of directors has also determined by resolution that each of our current third-party valuation service providers is independent of FSIC III Advisor and its affiliates. The valuation committee is responsible for overseeing FSIC III Advisor’s implementation of the valuation process.

Our investments as of June 30, 2017 consisted primarily of debt investments that were acquired directly from the issuer. Fifty-nine senior secured loan investments, five senior secured bond investments and twelve subordinated debt investments, for which broker quotes were not available, were valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. Except as described below, all of our equity/other investments were also valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. One senior secured loan investment, which was newly issued and purchased near June 30, 2017 was valued at cost, as our board of directors determined that the cost of such investment was the best indication of its fair value. Three equity/other investments, which were traded on an active public market, were valued at their closing price as of June 30, 2017. Except as described above, we valued our other investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services.

Our investments as of December 31, 2016 consisted primarily of debt investments that were acquired directly from the issuer. Forty-nine senior secured loan investments, two senior secured bond investments and twelve subordinated debt investments, for which broker quotes were not available, were valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. Except as described below, all of our equity/other investments were also valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues, or, in limited instances, book value or liquidation value. Three senior secured loan investments and one equity/other investment, which were newly issued and purchased near December 31, 2016, were valued at cost, as our board of directors determined that the cost of each such investment was the best indication of its fair value. Three equity/other investments, which were traded on an active public market, were valued at their closing price as of December 31, 2016. Except as described above, we valued our other investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services.

We value the TRS in accordance with the TRS Agreement. Pursuant to the TRS Agreement, the value of the TRS is based on the increase or decrease in the value of the loans underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The loans underlying the TRS are valued by Citibank. Citibank bases its valuation on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations are sent to us for review and testing. Our valuation committee and board of directors review and approve the value of the TRS, as well as the value of the loans underlying the TRS, on a quarterly basis. To the extent our valuation committee or board of directors has any questions or concerns regarding the valuation of the loans underlying the TRS, such valuation is discussed or challenged pursuant to the terms of the TRS Agreement. See Note 8 to our consolidated financial statements included herein for additional information on the TRS.

We periodically benchmark the bid and ask prices we receive from the third-party pricing services and/or dealers, as applicable, against the actual prices at which we purchase and sell our investments. Based on the results of the benchmark analysis and the experience of our management in purchasing and selling these investments, we believe that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), we believe that these valuation inputs are classified as Level 3 within the fair value hierarchy. We may also use other methods, including the use of an independent valuation firm, to determine fair value for securities for which we cannot obtain prevailing bid and ask prices through third-party pricing services or independent dealers, or where our board of directors otherwise determines that the use of such other methods is appropriate. We periodically benchmark the valuations provided by the independent valuation firms against the actual prices at which we purchase and sell our investments. The valuation committee and our board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with our valuation policy.

Revenue Recognition

Security transactions are accounted for on the trade date. We record interest income on an accrual basis to the extent that we expect to collect such amounts. We record dividend income on the ex-dividend date. We do not accrue as a receivable interest or dividends on loans and securities if we have reason to doubt our ability to collect such income. Our policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. We consider many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that we will receive any previously accrued interest, then the interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on our judgment.

Loan origination fees, original issue discount and market discount are capitalized and we amortize such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. We record prepayment premiums on loans and securities as fee income when we earn such amounts.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency

Gains or losses on the sale of investments are calculated by using the specific identification method. We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

We follow the guidance in ASC Topic 860 when accounting for loan participations and other partial loan sales. This guidance requires a participation or other partial loan sale to meet the definition of a participating interest, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain on our consolidated balance sheets and the proceeds are recorded as a secured borrowing until the participation or other partial loan sale meets the definition. Secured borrowings are carried at fair value to correspond with the related investments, which are carried at fair value.

Capital Gains Incentive Fee

Pursuant to the terms of the investment advisory and administrative services agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of such agreement). Such fee will equal 20.0% of our incentive fee capital gains (i.e., our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, we accrue for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

While the investment advisory and administrative services agreement neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute of Certified Public Accountants Technical Practice Aid for investment companies, we include unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to FSIC III Advisor if our entire portfolio was liquidated at its fair value as of the balance sheet date even though FSIC III Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Based on an interpretation of the applicable language in the Advisers Act by the staff of the Division of Investment Management of the SEC, we “look through” our TRS in calculating the capital gains incentive fee. Under this “look through” methodology, the portion of the net settlement payments received by us pursuant to the TRS which would have represented net investment income to us had we held the loans underlying the TRS directly is treated as net investment income subject to the subordinated incentive fee on income payable to FSIC III Advisor pursuant to the investment advisory and administrative services agreement, rather than as realized capital gains in accordance with GAAP, and any unrealized depreciation on individual loans underlying the TRS further reduces the capital gains incentive fee payable to FSIC III Advisor with respect to realized gains. See Note 8 to our consolidated financial statements included herein for a discussion of the TRS.

Subordinated Income Incentive Fee

Pursuant to the investment advisory and administrative services agreement, FSIC III Advisor may also be entitled to receive a subordinated incentive fee on income. The subordinated incentive fee on income, which is calculated and payable quarterly in arrears, equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital equal to 1.875% per quarter, or an annualized hurdle rate of 7.5%. For purposes of this fee, “adjusted capital” means cumulative gross proceeds generated from sales of our common stock (including proceeds from our distribution reinvestment plan) reduced for amounts paid for share repurchases pursuant to our share repurchase program. As a result, FSIC III Advisor will not earn this part of the incentive fee for any quarter until our pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once our pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FSIC III Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until our pre-incentive fee net investment income for such quarter equals 2.34375%, or 9.375% annually, of adjusted capital. Thereafter, FSIC III Advisor will be entitled to receive 20.0% of pre-incentive fee net investment income.

Offering Costs

Our offering costs primarily include, among other things, marketing expenses and printing, legal and due diligence fees and other costs pertaining to our continuous public offering of shares of our common stock. Historically, we charged offering costs against capital in excess of par value on our consolidated balance sheets. Following recent discussions with the Staff of the Division of

Investment Management of the SEC, we decided to change our accounting treatment of offering costs and defer and amortize such costs to expense over twelve months. We evaluated this change in accounting treatment of offering costs, which we implemented effective January 1, 2016, and determined that it did not have a material impact on our previously reported consolidated financial position, results of operations or cash flows. See Note 4 to our unaudited consolidated financial statements included herein and “—Related Party Transactions—Compensation of the Investment Adviser and Dealer Manager.”

Uncertainty in Income Taxes

We evaluate our tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in our consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. We recognize interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in our consolidated statements of operations. During the six months ended June 30, 2017 and 2016 and the years ended December 31, 2016, 2015 and 2014, we did not incur any interest or penalties.

Contractual Obligations

We have entered into an agreement with FSIC III Advisor to provide us with investment advisory and administrative services. Payments for investment advisory services under the investment advisory and administrative services agreement are equal to (a) an annual base management fee based on the average weekly value of our gross assets and (b) an incentive fee based on our performance. FSIC III Advisor, and to the extent it is required to provide such services, GDFM, are reimbursed for administrative expenses and/or organization and offering costs incurred on our behalf, as applicable. Effective February 3, 2017, FSIC III Advisor has contractually agreed to permanently waive 0.25% of the base management fee so that the fee received equals 1.75% of our average weekly gross assets. See Note 4 to our unaudited consolidated financial statements included herein and “—Related Party Transactions—Compensation of the Investment Adviser and Dealer Manager” for a discussion of this agreement and for the amount of fees and expenses accrued under this agreement during the six months ended June 30, 2017 and 2016.

For the years ended December 31, 2016, 2015 and 2014, we incurred $67,573, $39,493 and $6,323, respectively, in base management fees and $2,922, $2,045 and $435, respectively, in administrative services expenses under the investment advisory and administrative services agreement. In addition, FSIC III Advisor is eligible to receive incentive fees based on the performance of our portfolio. During the years ended December 31, 2016, 2015 and 2014, we accrued a subordinated incentive fee on income of $39,754, $20,222 and $0, respectively, based on the performance of our portfolio. During the year ended December 31, 2016, we paid FSIC III Advisor $39,256 in subordinated incentive fee on income. As of December 31, 2016, a subordinated incentive fee on income of $12,323 was payable to FSIC III Advisor. For the years ended December 31, 2016, 2015 and 2014, we did not accrue any capital gains incentive fees based on the performance of our portfolio, and we did not pay any capital gains incentive fees to FSIC III Advisor during the years ended December 31, 2016, 2015 and 2014. As of December 31, 2016, we had accrued no capital gains incentive fees.

A summary of our significant contractual payment obligations related to the repayment of our outstanding indebtedness at June 30, 2017 is as follows:

	Payments Due By Period
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
BNP Facility(1)	$187,700	$187,700	—	—	—
Deutsche Bank Credit Facility(2)	$350,000	—	$350,000	—	—
JPM Credit Facility(3)	$400,000	—	$400,000	—	—
Goldman Facility(4)	$300,000	—	$300,000	—	—
Capital One Credit Facility(5)	$150,000	—	—	$150,000	—
Partial Loan Sale(6)	$13,929	—	—	—	$13,929

(1)	At June 30, 2017, $62,300 remained unused under the BNP facility. The BNP facility generally is terminable upon 270 days’ notice by either party. As of June 30, 2017, neither party to the facility had provided notice of its intent to terminate the facility.

(2)	At June 30, 2017, no amounts remained unused under the Deutsche Bank credit facility. Amounts outstanding under the Deutsche Bank credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on September 22, 2019.

(3)	At June 30, 2017, no amounts remained unused under the JPM credit facility. Amounts outstanding under the JPM credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on May 8, 2019.

(4)	At June 30, 2017, no amounts remained unused under the Goldman facility. Amounts outstanding under the Goldman facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on July 15, 2019.

(5)	At June 30, 2017, no amounts remained unused under the Capital One credit facility. Amounts outstanding under the Capital One credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on August 13, 2020.

(6)	At June 30, 2017, no amounts remained unused under the secured borrowing. Amounts outstanding under the secured borrowing will mature, and all accrued and unpaid interest thereunder will be due and payable, on July 29, 2022.

Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Recently Issued Accounting Standards

None.

Related Party Transactions

Compensation of the Investment Adviser and Dealer Manager

Pursuant to the investment advisory and administrative services agreement, FSIC III Advisor is entitled to an annual base management fee of 2.0% of the average weekly value of our gross assets and an incentive fee based on our performance. We commenced accruing fees under the investment advisory and administrative services agreement on April 2, 2014, upon commencement of our investment operations. Management fees are paid on a quarterly basis in arrears. Effective February 3, 2017, FSIC III Advisor has contractually agreed to permanently waive 0.25% of the base management fee so that the fee received equals 1.75% of our average weekly gross assets.

The incentive fee consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, equals

20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital, equal to 1.875% per quarter, or an annualized hurdle rate of 7.5%. For purposes of this fee, “adjusted capital” means cumulative gross proceeds generated from sales of our common stock (including proceeds from its distribution reinvestment plan) reduced for amounts paid for share repurchases pursuant to our share repurchase program. As a result, FSIC III Advisor will not earn this incentive fee for any quarter until our pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once our pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FSIC III Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until our pre-incentive fee net investment income for such quarter equals 2.34375%, or 9.375% annually, of adjusted capital. This “catch-up” feature allows FSIC III Advisor to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, FSIC III Advisor will be entitled to receive 20.0% of our pre-incentive fee net investment income.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee equals 20.0% of our incentive fee capital gains (i.e., our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. We accrue for the capital gains incentive fee, which, if earned, is paid annually. We accrue the capital gains incentive fee based on net realized and unrealized gains; however, under the terms of the investment advisory and administrative services agreement, the fee payable to FSIC III Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized. See “—Critical Accounting Policies—Capital Gains Incentive Fee” for a discussion of the treatment of the TRS with respect to the calculation of the capital gains incentive fee.

We reimburse FSIC III Advisor for expenses necessary to perform services related to our administration and operations, including FSIC III Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to us on behalf of FSIC III Advisor. The amount of this reimbursement is set at the lesser of (1) FSIC III Advisor’s actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. FSIC III Advisor allocates the cost of such services to us based on factors such as assets, revenues, time allocations and/or other reasonable metrics. Our board of directors reviews the methodology employed in determining how the expenses are allocated to us and the proposed allocation of administrative expenses among us and certain affiliates of FSIC III Advisor. Our board of directors then assesses the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors compares the total amount paid to FSIC III Advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We do not reimburse FSIC III Advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of FSIC III Advisor.

Pursuant to the investment sub-advisory agreement, GDFM will receive 50% of all management and incentive fees payable to FSIC III Advisor under the investment advisory and administrative services agreement with respect to each year.

Since June 7, 2013 (Inception) through December 31, 2014, FS Investments funded $3,801 in organization and offering costs, all of which were reimbursed during the period from April 2, 2014 (Commencement of Operations) through December 31, 2014. The reimbursements were recorded as a reduction of capital. During the six months ended June 30, 2017, FS Investments did not fund any of our organization and offering costs. As of June 30, 2017, no amounts remain reimbursable to FSIC III Advisor and its affiliates under this arrangement.

The dealer manager for our continuous public offering is FS Investment Solutions, which is one of our affiliates. Prior to the IBD Channel closing, the dealer manager was entitled to receive selling commissions and dealer manager fees in connection with the sale of shares of common stock in our continuous public offering, all or a portion of which could be re-allowed to selected broker-dealers. Following the IBD Channel closing, the dealer manager has waived its right to receive any selling commissions or dealer manager fees in connection with shares of our common stock sold pursuant to our continuous public offering and, as a result, no selling commissions or dealer manager fees will be paid to the dealer manager from that date forward.

The following table describes the fees and expenses we accrued under the investment advisory and administrative services agreement and the dealer manager fees FS Investment Solutions received under the dealer manager agreement during the three and six months ended June 30, 2017 and 2016:

			Three Months Ended June 30,		Six Months Ended June 30,
Related Party	Source Agreement	Description	2017	2016	2017	2016
FSIC III Advisor	Investment Advisory and Administrative Services Agreement	Base Management Fee(1)	$16,776	$16,757	$33,888	$32,347
FSIC III Advisor	Investment Advisory and Administrative Services Agreement	Subordinated Incentive Fee on Income(2)	$11,493	$9,747	$21,112	$15,394
FSIC III Advisor	Investment Advisory and Administrative Services Agreement	Administrative Services Expenses(3)	$710	$773	$1,529	$1,347
FSIC III Advisor	Investment Advisory and Administrative Services Agreement	Offering Costs(4)	$306	$154	$753	$1,116
FS Investment Solutions	Dealer Manager Agreement	Dealer Manager Fee(5)	$—	$—	$—	$1,961

(1)	FSIC III Advisor has contractually agreed, effective February 3, 2017, to permanently waive 0.25% of its base management fee to which it is entitled under the investment advisory and administrative services agreement so that the fee received equals 1.75% of the average value of our weekly gross assets. As a result, the amounts shown for the three and six months ended June 30, 2017 are net of waivers of $2,397 and $3,901, respectively. During the six months ended June 30, 2017 and 2016, $34,935 and $29,601, respectively, in base management fees were paid to FSIC III Advisor. As of June 30, 2017, $16,776 in base management fees were payable to FSIC III Advisor.

(2)	During the six months ended June 30, 2017 and 2016, $21,942 and $17,472, respectively, of subordinated incentive fees on income were paid to FSIC III Advisor. As of June 30, 2017, a subordinated incentive fee on income of $11,493 was payable to FSIC III Advisor.

(3)	During the six months ended June 30, 2017 and 2016, $1,481 and $1,280, respectively, of the accrued administrative services expenses related to the allocation of costs of administrative personnel for services rendered to us by FSIC III Advisor and the remainder related to other reimbursable expenses. We paid $1,149 and $1,520 in administrative services expenses to FSIC III Advisor during the six months ended June 30, 2017 and 2016, respectively.

(4)	During the six months ended June 30, 2017 and 2016, we incurred offering costs of $1,151 and $1,450, respectively, of which $753 and $1,116, respectively, generally related to the reimbursement of marketing expenses, salaries and direct expenses of FSIC III Advisor’s employees and employees of its affiliates while engaged in registering and marketing our shares of common stock. See Note 2 to our unaudited consolidated financial statements included herein for a discussion regarding the change in accounting treatment of offering costs.

(5)	Represents aggregate dealer manager fees retained by FS Investment Solutions and not re-allowed to selected broker-dealers. Following the IBD Channel closing, the dealer manager has waived its right to receive any selling commissions or dealer manager fees in connection with shares of our common stock sold pursuant to our continuous public offering. The fees shown for the six months ended June 30, 2016 represent fees retained by FS Investment Solutions prior to the IBD Channel closing in February 2016.

Capital Contributions by FSIC III Advisor and GDFM

In October 2013, pursuant to a private placement, Michael C. Forman and David J. Adelman, the principals of FSIC III Advisor, contributed an aggregate of $200, which was used in its entirety to purchase 22,222 shares of common stock at $9.00 per share, which represented the initial public offering price of $10.00 per share, excluding selling commissions and dealer manager fees. The principals will not tender these shares of common stock for repurchase as long as FSIC III Advisor remains our investment adviser.

In April 2014, pursuant to a private placement, Messrs. Forman (through an affiliated entity) and Adelman purchased 111,111 additional shares of common stock at $9.00 per share, which represented the initial public offering price of $10.00 per share, excluding selling commissions and dealer manager fees. The principals will not tender these shares of common stock for repurchase as long as FSIC III Advisor remains our investment adviser. In connection with the same private placement, certain members of our board of directors and other individuals and entities affiliated with FSIC III Advisor purchased 640,194 shares of common stock, and certain individuals and entities affiliated with GDFM purchased 558,334 shares of common stock, in each case at a price of $9.00 per share, which represented the initial public offering price of $10.00 per share, excluding selling commissions and dealer manager fees. In connection with the private placement, we sold an aggregate of 1,309,639 shares of common stock for aggregate proceeds of $11,787 upon satisfying the minimum offering requirement on April 2, 2014. As of August 1, 2017, we have has issued an aggregate of 2,142,089 shares of common stock for aggregate proceeds of $19,033 to members of our board of directors and other individuals and entities affiliated with FSIC III Advisor and GDFM, including shares of common stock sold to Messrs. Forman and Adelman in October 2013 and shares sold in the private placement completed in April 2014.

Potential Conflicts of Interest

FSIC III Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of the investment advisers to the other funds in the Fund Complex. As a result, such personnel provide investment advisory services to us and each of the other funds in the Fund Complex. While none of FSIC III Advisor and the investment advisers to the other funds in the Fund Complex is currently making private corporate debt investments for clients other than us and the other funds in the Fund Complex, any, or all, may do so in the future. In the event that FSIC III Advisor undertakes to provide investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies, if necessary, so that we will not be disadvantaged in relation to any other client of FSIC III Advisor or its management team. In addition, even in the absence of FSIC III Advisor retaining additional clients, it is possible that some investment opportunities may be provided to the other funds in the Fund Complex rather than to us.

Co-Investment Exemptive Relief

As a BDC, we are subject to certain regulatory restrictions in making its investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term. In an order dated June 4, 2013, the SEC granted exemptive relief to our affiliates, upon which we may rely, and which permits us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our co-investment affiliates. We believe this relief has and may continue to enhance its ability to further its investment objectives and strategies. We believe this relief may also increase favorable investment opportunities for it, in part, by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us if such relief had not been obtained. Because our affiliates did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, we are permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance (e.g. where price is the only negotiated term).

Expense Reimbursement

Pursuant to the expense reimbursement agreement, FS Investments has agreed to reimburse us for expenses in an amount that is sufficient to ensure that no portion of our distributions to stockholders will be paid from our offering proceeds or borrowings. See “—Overview—Expense Reimbursement” for a detailed description of the expense reimbursement agreement. As of June 30, 2017 and December 31, 2016, no amounts remained subject to repayment by us to FS Investments.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. As of June 30, 2017, 69.1% of our portfolio investments (based on fair value) paid variable interest rates, 26.2% paid fixed interest rates, 4.7% were non-income producing equity/other investments and the remaining 0.0% were income producing equity/other investments. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to any variable rate investments we hold and to declines in the value of any fixed rate investments we hold. However, many of our variable rate investments provide for an interest rate floor, which may prevent our interest income from increasing until benchmark interest rates increase beyond a threshold amount. To the extent that a substantial portion of our investments may be in variable rate investments, an increase in interest rates beyond this threshold would make it easier for us to meet or exceed the hurdle rate applicable to the subordinated incentive fee on income, and may result in a substantial increase in our net investment income and to the amount of incentive fees payable to FSIC III Advisor with respect to our increased pre-incentive fee net investment income.

Pursuant to the terms of the TRS between Center City Funding and Citibank, Center City Funding pays fees to Citibank at a floating rate equal to one-month LIBOR plus 1.55% per annum on the utilized notional amount of the loans subject to the TRS in exchange for the right to receive the economic benefit of a pool of loans having a maximum notional amount of $500,000. Pursuant to the terms of the BNP facility, Deutsche Bank credit facility, JPM credit facility, Goldman facility and the Capital One credit facility, borrowings are at a floating rate based on LIBOR. To the extent that any present or future credit facilities or other financing arrangements that we or any of our subsidiaries enter into are based on a floating interest rate, we will be subject to risks relating to changes in market interest rates. In periods of rising interest rates when we or our subsidiaries have such debt outstanding, or financing arrangements in effect, our interest expense would increase, which could reduce our net investment income, especially to the extent we hold fixed rate investments.

The following table shows the effect over a twelve-month period of changes in interest rates on our interest income, interest expense and net interest income, assuming no changes in the composition of our investment portfolio, including the accrual status of our investments, and our financing arrangements in effect as of June 30, 2017:

Basis Point Change in Interest Rates	Increase (Decrease) in Interest Income(1)	Increase (Decrease) in Interest Expense	Increase (Decrease) in Net Interest Income	Percentage Change in Net Interest Income
Down 100 basis points	$(5,411)	$(12,360)	$6,949	2.4%
No change	—	—	—	—
Up 100 basis points	22,816	12,360	10,456	3.6%
Up 300 basis points	68,662	37,081	31,581	10.7%
Up 500 basis points	116,028	61,802	54,226	18.4%

(1)	Assumes no defaults or prepayments by portfolio companies over the next twelve months. Includes the net effect of the change in interest rates on the unrealized appreciation (depreciation) on the TRS. Pursuant to the TRS, Center City Funding receives from Citibank all interest payable in respect of the loans included in the TRS and pays to Citibank interest at a rate equal to one-month LIBOR plus 1.55% per annum on the utilized notional amount of the loans subject to the TRS. As of June 30, 2017, 100% of the loans underlying the TRS (based on fair value) paid variable interest rates.

We expect that our long-term investments will be financed primarily with equity and debt. If deemed prudent, we may use interest rate risk management techniques in an effort to minimize our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. During the six months ended June 30, 2017 and 2016, we did not engage in interest rate hedging activities.

In addition, we may have risk regarding portfolio valuation. See “—Critical Accounting Policies—Valuation of Portfolio Investments.”

SENIOR SECURITIES

Information about our senior securities is shown in the table below as of June 30, 2017 and December 31, 2016 and December 31, 2015 and 2014. The report of RSM US LLP, our independent registered public accounting firm, on the senior securities table as of December 31, 2016 appears on page F-79. This information about our senior securities should be read in conjunction with our audited and unaudited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Dollar amounts in this section are presented in thousands, unless otherwise indicated.

Year Ended December 31,	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4) (Exclude Bank Loans)
2014	$327,237	3.58	—	N/A
2015	$1,393,161	2.36	—	N/A
2016	$1,585,659	2.47	—	N/A
2017 (as of June 30, 2017, unaudited)	$1,696,675	2.43	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented. For purposes of the asset coverage test, we treat the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted, as a senior security.

(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)	Not applicable because senior securities are not registered for public trading on an exchange.

INVESTMENT OBJECTIVES AND STRATEGIES

We were incorporated under the general corporation laws of the State of Maryland on June 7, 2013 and formally commenced investment operations on April 2, 2014. We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. As such, we are required to comply with certain regulatory requirements. In addition, we have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code. As of June 30, 2017, we had total assets of approximately $3.9 billion.

Our investment activities are managed by FSIC III Advisor and supervised by our board of directors, a majority of whom are independent. Under the investment advisory and administrative services agreement, we have agreed to pay FSIC III Advisor an annual base management fee based on the average weekly value of our gross assets as well as incentive fees based on our performance. FSIC III Advisor has engaged GDFM to act as our investment sub-adviser. GDFM assists FSIC III Advisor in identifying investment opportunities and makes investment recommendations for approval by FSIC III Advisor, according to guidelines set by FSIC III Advisor. GDFM is a wholly-owned subsidiary of GSO, the credit platform of Blackstone, a leading global alternative asset manager. The credit platform is one of Blackstone’s four business segments. GSO is one of the world’s largest credit platforms in the alternative asset business with approximately $94.5 billion in assets under management as of June 30, 2017.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We seek to meet our investment objectives by:

●	utilizing the experience and expertise of the management teams of FSIC III Advisor and GDFM, along with the broader resources of GSO, which include its access to the relationships and human capital of its parent, Blackstone, in sourcing, evaluating and structuring transactions;

●	employing a defensive investment approach focused on long-term credit performance and principal protection;

●	focusing primarily on debt investments in a broad array of private U.S. middle market companies, which we define as companies with annual revenue of $50 million to $2.5 billion at the time of investment. In many market environments, we believe such a focus offers an opportunity for superior risk adjusted returns;

●	investing primarily in established, stable enterprises with positive cash flows; and

●	maintaining rigorous portfolio monitoring, in an attempt to anticipate and pre-empt negative credit events within our portfolio such as an event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company.

Our portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase or otherwise acquire minority interests in target companies, in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity.

Any such minority interests are generally acquired in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. FSIC III Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure or otherwise make opportunistic investments, such as where the market price of loans, bonds or other securities investments reflects a lower value than deemed warranted by our fundamental analysis, which we believe may occur due to general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community and may include event driven investments, anchor orders (i.e., opportunities that are originated and then syndicated by a commercial or investment bank but where we provide a capital commitment significantly above the average syndicate participant) and CLOs. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Overview” for additional information about opportunistic investments.

The senior secured loans, second lien secured loans and senior secured bonds in which we invest generally have stated terms of three to seven years and subordinated debt investments that we make generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and seven years. However, there is no limit on the maturity or duration of any security in our portfolio. Our debt investments may be rated by a NRSRO and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by S&P). We also invest in non-rated debt securities.

To seek to enhance our returns, we employ leverage as market conditions permit and at the discretion of FSIC III Advisor, but in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act. See “Risk Factors—Risks Related to Debt Financing” for a discussion of the risks inherent in employing leverage.

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term. In an order dated June 4, 2013, the SEC granted exemptive relief to our affiliates, upon which we may rely, and which permits us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our co-investment affiliates. We believe this relief has and may continue to enhance our ability to further our investment objectives and strategies. We believe this relief may also increase favorable investment opportunities for us, in part, by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us if such relief had not been obtained. Because our affiliates did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, we are permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance (e.g., where price is the only negotiated term).

While a BDC may list its shares for trading in the public markets, we have currently elected not to do so. We believe that a non-traded structure is more appropriate during our offering stage due to the long-term nature of the assets in which we invest. This structure allows us to operate with a long-term view, similar to that of private investment funds, instead of managing to quarterly market expectations. Furthermore, while our offering price, which exceeds our net asset value per share, is subject to adjustment in accordance with the 1940 Act and our share pricing policy, because our shares of common stock are not currently listed on a national securities exchange, our stockholders are not subject to the daily share price volatility associated with the public markets. However, the net asset value of our shares of common stock may still be volatile. See “Risk Factors—Risks Related to Our Continuous Public Offering and an Investment in Our Common Stock.”

We do not currently intend to list our shares on an exchange and do not expect a public market to develop for them in the foreseeable future and our dealer manager does not intend to act as a market-maker with respect to our common stock. We intend to seek to complete a liquidity event within five years following the completion of our offering stage; however, the offering period may extend for an indefinite period. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two-year period. In addition, shares of BDCs listed on a national securities exchange frequently trade at a discount to net asset value. If we determine to pursue a listing of our shares on a national securities exchange, stockholders, including those who purchase shares at the offering price, may experience a loss on their investment if they sell their shares at a time when our shares are trading at a discount to net asset value. This risk is separate and distinct from the risk that our net asset value will decrease. See “Liquidity Strategy” for a discussion of what constitutes a liquidity event. However, there can be no assurance that we will be able to complete a liquidity event. See “Risk Factors—Risks Related to Our Continuous Public Offering and an Investment in Our Common Stock.”

To provide our stockholders with limited liquidity, we intend to continue to conduct quarterly tender offers pursuant to our share repurchase program. However, we are not obligated to continue to repurchase shares under our share repurchase program and even if we do so, the number of shares we repurchase in each quarterly tender offer will be limited to a certain amount and shares will be repurchased at the Institutional offering price in effect at the time of repurchase. Our share repurchase program will be the only method by which our stockholders may obtain liquidity prior to a liquidity event. Therefore, prior to a liquidity event stockholders may not be able to sell their shares promptly and they may have to sell them at a significant discount to their purchase price. See “Share Repurchase Program” for additional information regarding our share repurchase program.

Status of Our Continuous Public Offering

Since commencing our continuous public offering and through August 1, 2017, we have issued 294,406,456 shares of common stock for gross proceeds of approximately $2.80 billion. As of May 2, 2017, we had raised total gross proceeds of approximately $2.81 billion, including $200,000 of seed capital contributed by the principals of FSIC III Advisor in October 2013 and approximately $11.8 million in proceeds raised in a private placement completed in April 2014 from the principals of FSIC III Advisor, certain members of our board of directors and other individuals and entities affiliated with FSIC III Advisor and GDFM.

In February 2016, we closed our continuous public offering to investors who purchase through the IBD Channel. Historically, sales through the IBD Channel have constituted the majority of shares sold in our continuous public offering. We are currently offering shares of our common stock pursuant to this prospectus only to investors who purchase through the Institutional Channel and to certain affiliated investors who purchase through the dealer manager.

The following table summarizes the sales of shares of our common stock in our continuous public offering on a quarterly basis since we formally commenced investment operations in April 2014. Dollar amounts are presented in thousands, except share and per share data:

	Shares Sold(1)(2)	Average Price per Share(2)	Gross Proceeds
Fiscal 2014
June 30	18,317,725	$9.946	$182,190
September 30	35,768,078	9.939	355,510
December 31	42,164,788	9.882	416,663

	96,250,591	9.915	954,363

Fiscal 2015
March 31	32,854,857	$9.813	$322,411
June 30	38,446,672	9.819	377,500
September 30	39,676,896	9.647	382,775
December 31	33,382,773	9.151	305,479

	144,361,198	9.616	1,388,165

Fiscal 2016
March 31	18,270,448	$8.529	$155,836
June 30	5,616,618	8.031	45,107
September 30	6,083,029	8.318	50,597
December 31	5,725,644	8.546	48,933

	35,695,739	8.418	300,473

Fiscal 2017
March 31	8,416,416	$8.620	$72,547
June 30	7,555,666	8.638	65,269
September 30 (through August 1, 2017)	2,126,846	8.640	18,380

	18,098,928	8.630	156,196

	294,406,456	$9.508	2,799,197

(1)	The number of shares sold includes 1,195,854, 7,283,080, 11,789,088 and 6,604,312 shares of common stock issued through our distribution reinvestment plan during 2014, 2015, 2016 and 2017 (through August 1, 2017), respectively.

(2)	All shares reflected in the table were sold at prices between $7.88 and $10.00 per share, depending on the public offering price then in effect and the amount of discounts or selling commissions and dealer manager fees waived by us or the dealer manager. No selling commissions or dealer manager fees will be charged on purchases of shares of our common stock pursuant to this prospectus, and the Institutional offering price therefore does not include any sales load. The amount of net proceeds to us will not be affected by the elimination of selling commissions and dealer manager fees. The current Institutional offering price is $8.64 per share. The offering price of our shares of common stock is subject to adjustment depending, in part, on our net asset value.

Portfolio Update

During the six months ended June 30, 2017, we made investments in portfolio companies totaling $787,081. During the same period, we sold investments for proceeds of $332,463 and received principal repayments of $275,794. As of June 30, 2017, our investment portfolio, with a total fair value of $3,440,079 (62% in first lien senior secured loans, 9% in second lien senior secured loans, 4% in senior secured bonds, 20% in subordinated debt, 0% in collateralized securities and 5% in equity/other), consisted of interests in 113 portfolio companies. The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $131.0 million. As of June 30, 2017, the debt investments in our portfolio were purchased at a weighted average price of 98.3% of par and our estimated gross portfolio yield, prior to leverage, was 9.4% based upon the amortized cost of our investments. For the six months ended June 30, 2017, our total return was 4.25% and our total return without assuming reinvestment of distributions was 4.22%.

Based on our regular weekly cash distribution amount of $0.013461 per share as of June 30, 2017 and our institutional offering price of $8.64 per share as of such date, the annualized distribution rate to stockholders as of June 30, 2017 was 8.10%. The annualized distribution rate to stockholders is expressed as a percentage equal to the projected annualized distribution amount per share divided by our institutional offering price per share as of June 30, 2017. Our annualized distribution rate to stockholders may include income, realized capital gains and a return of investors’ capital.

During the year ended December 31, 2016, we made investments in portfolio companies totaling $1,446,810. During the same period, we sold investments for proceeds of $523,654 and received principal repayments of $590,384. As of December 31, 2016, our investment portfolio, with a total fair value of $3,243,310 (66% in first lien senior secured loans, 7% in second lien senior secured loans, 3% in senior secured bonds, 19% in subordinated debt, 0% in collateralized securities and 5% in equity/other), consisted of interests in 114 portfolio companies. The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $159.5 million. As of December 31, 2016, the debt investments in our portfolio were purchased at a weighted average price of 98.2% of par and our estimated gross portfolio yield, prior to leverage, was 9.5% based upon the amortized cost of our investments. For the year ended December 31, 2016, our total return was 18.31% and our total return without assuming reinvestment of distributions was 17.58%.

Our estimated gross portfolio yield may be higher than a stockholder’s yield on an investment in shares of our common stock. Our estimated gross portfolio yield does not reflect operating expenses that may be incurred by us. In addition, our estimated gross portfolio yield and total return figures disclosed above do not consider the effect of any selling commissions or charges that may have been incurred in connection with the sale of shares of our common stock. Our estimated gross portfolio yield, total returns and annualized distribution rate to stockholders do not represent actual investment returns to stockholders, are subject to change and, in the future, may be greater or less than the rates set forth above. See “Risk Factors” for a discussion of the uncertainties, risks and assumptions associated with these statements. See footnotes 4 and 5 to the table included in “Selected Financial Data” for information regarding the calculations of our total returns.

The following is our investment portfolio as of June 30, 2017:

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c) (in thousands)	Amortized Cost(d) (in thousands)
Senior Secured Loans—First Lien—61.3%
5 Arch Income Fund 2, LLC	(j)(p)	Diversified Financials	10.5%		11/18/21	$64,483	$64,652
5 Arch Income Fund 2, LLC	(j)(l)(p)	Diversified Financials	10.5%		11/18/21	68,517	68,517
Actian Corp.	(g)(i)	Software & Services	L+786	1.0%	6/30/22	21,333	21,333
AG Group Merger Sub, Inc.	(g)	Commercial & Professional Services	L+750	1.0%	12/29/23	17,924	17,924
All Systems Holding LLC	(f)(g)(i)	Commercial & Professional Services	L+770	1.0%	10/31/23	45,000	45,000
Altus Power America, Inc.		Energy	L+750	1.5%	9/30/21	2,866	2,866
Altus Power America, Inc.	(l)	Energy	L+750	1.5%	9/30/21	884	884
ASG Technologies Group, Inc.	(g)	Software & Services	L+785, 1.2% PIK (1.2% Max PIK)	1.0%	4/30/20	20,596	20,556
Aspect Software, Inc.	(u)	Software & Services	L+1000	1.0%	5/25/18	3,978	3,978
Aspect Software, Inc.	(l)(u)	Software & Services	L+1000	1.0%	5/25/18	1,155	1,155
Aspect Software, Inc.	(f)(u)	Software & Services	L+1000	1.0%	5/25/20	10,027	10,027
Aspect Software, Inc.	(l)(u)	Software & Services	L+1200	1.0%	5/25/18	1,822	1,822
Atlas Aerospace LLC	(f)(g)	Capital Goods	L+802	1.0%	5/8/19	28,000	28,000
ATX Networks Corp.	(h)(i)(j)	Technology Hardware & Equipment	L+600	1.0%	6/11/21	9,775	9,673
ATX Networks Corp.	(g)(h)(i)(j)	Technology Hardware & Equipment	L+600	1.0%	6/11/21	29,766	28,967
AVF Parent, LLC	(f)(h)	Retailing	L+725	1.3%	3/1/24	16,894	16,894
AVF Parent, LLC	(l)	Retailing	L+725	1.3%	3/1/24	5,100	5,100
BenefitMall Holdings, Inc.	(g)(h)	Commercial & Professional Services	L+725	1.0%	11/24/20	32,988	32,988
BMC Software Finance, Inc.	(l)	Software & Services	L+400		9/10/18	10,000	10,000
Cactus Wellhead, LLC	(f)(i)	Energy	L+600	1.0%	7/31/20	11,424	10,899
Casablanca US Holdings Inc.		Consumer Services	L+475	1.0%	3/29/24	4,988	4,866
CEVA Group Plc	(j)(l)	Transportation	L+500		3/19/19	15,000	14,098
CSafe Acquisition Co., Inc.		Capital Goods	L+725	1.0%	11/1/21	957	957
CSafe Acquisition Co., Inc.	(l)	Capital Goods	L+725	1.0%	11/1/21	1,652	1,652
CSafe Acquisition Co., Inc.	(f)(h)	Capital Goods	L+725	1.0%	10/31/23	19,900	19,900
CSafe Acquisition Co., Inc.	(l)	Capital Goods	L+725	1.0%	10/31/23	12,174	12,174
Dade Paper & Bag, LLC	(g)(i)	Capital Goods	L+750	1.0%	6/10/24	44,813	44,813
Empire Today, LLC	(f)(g)(h)	Retailing	L+800	1.0%	11/17/22	44,775	44,775
Fairway Group Acquisition Co.	(u)	Food & Staples Retailing	12.0% PIK (12.0% Max PIK)		1/3/20	5,801	5,801
Fairway Group Acquisition Co.	(u)	Food & Staples Retailing	10.0% PIK (10.0% Max PIK)		1/3/20	3,819	3,819
Fox Head, Inc.	(f)	Consumer Durables & Apparel	L+850	1.0%	12/19/20	1,689	1,689

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost
Greystone Equity Member Corp.	(j)	Diversified Financials	L+1050		3/31/21	$31,706	$31,865
Greystone Equity Member Corp.	(j)	Diversified Financials	L+1100		3/31/21	50,000	50,000
Greystone Equity Member Corp.	(j)	Diversified Financials	L+1100		3/31/21	1,451	1,451
Greystone Equity Member Corp.	(j)(l)	Diversified Financials	L+1100		3/31/21	22,843	22,843
Gulf Finance, LLC	(h)	Energy	L+525	1.0%	8/25/23	4,889	4,758
H.M. Dunn Co., Inc.		Capital Goods	L+948	1.0%	3/26/21	9,643	9,643
Hybrid Promotions, LLC	(f)	Consumer Durables & Apparel	L+850	1.0%	12/19/20	6,191	6,191
Industrial Group Intermediate Holdings, LLC	(g)	Materials	L+800	1.3%	5/31/20	10,758	10,758
JMC Acquisition Merger Corp.	(f)(g)(h)(i)	Capital Goods	L+857	1.0%	11/6/21	114,086	114,086
JSS Holdings, Inc.	(f)(g)(h)	Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	66,000	65,360
JSS Holdings, Inc.	(l)	Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	12,000	12,000
Latham Pool Products, Inc.	(g)(h)	Commercial & Professional Services	L+775	1.0%	6/29/21	42,868	42,868
Murray Energy Corp.	(f)(i)	Energy	L+725	1.0%	4/16/20	10,526	10,338
Nobel Learning Communities, Inc.		Consumer Services	L+450	1.0%	5/5/21	1,677	1,677
Nobel Learning Communities, Inc.	(l)	Consumer Services	L+450	1.0%	5/5/21	9,503	9,503
Nobel Learning Communities, Inc.	(f)(g)(h)(i)	Consumer Services	L+438	4.5%	5/5/23	84,472	84,472
Nobel Learning Communities, Inc.	(l)	Consumer Services	L+375	4.5%	5/5/23	49,689	49,689
North Haven Cadence Buyer, Inc.	(l)	Consumer Services	L+500	1.0%	9/2/21	750	750
North Haven Cadence Buyer, Inc.	(f)(g)	Consumer Services	L+811	1.0%	9/2/22	21,741	21,741
North Haven Cadence Buyer, Inc.	(l)	Consumer Services	L+750	1.0%	9/2/22	3,250	3,250
Panda Temple Power, LLC	(m)(n)	Energy	L+625	1.0%	3/6/22	24,808	21,322
Panda Temple Power, LLC		Energy	L+900	1.0%	4/28/18	943	943
PHRC License, LLC	(f)	Consumer Services	L+850	1.5%	4/28/22	16,875	16,875
Polymer Additives, Inc.	(f)(i)	Materials	L+888	1.0%	12/19/22	18,920	18,920
Polymer Additives, Inc.	(f)(h)	Materials	L+978	1.0%	12/19/22	21,623	21,623
Power Distribution, Inc.		Capital Goods	L+725	1.3%	1/25/23	20,053	20,053
Production Resource Group, LLC	(f)	Media	L+750	1.0%	1/14/19	65,208	65,208
Production Resource Group, LLC	(l)	Media	L+750	1.0%	1/14/19	2,458	2,459
Propulsion Acquisition, LLC	(f)(h)(i)	Commercial & Professional Services	L+600	1.0%	7/13/21	41,175	39,837
PSKW, LLC	(f)(g)(h)(i)	Health Care Equipment & Services	L+829	1.0%	11/25/21	154,000	154,000
Roadrunner Intermediate Acquisition Co., LLC	(f)(g)(h)(i)	Health Care Equipment & Services	L+725	1.0%	3/15/23	100,406	100,406
Rogue Wave Software, Inc.	(f)(g)(h)(i)	Software & Services	L+860	1.0%	9/25/21	123,900	123,900
Safariland, LLC	(f)(h)	Capital Goods	L+769	1.1%	11/18/23	42,893	42,893
Safariland, LLC	(l)	Capital Goods	L+725	1.1%	11/18/23	11,566	11,566
Sequential Brands Group, Inc.	(f)(g)(h)(i)	Consumer Durables & Apparel	L+900		7/1/22	129,749	129,749
Sorenson Communications, Inc.	(f)	Telecommunication Services	L+575	2.3%	4/30/20	4,874	4,861
Sports Authority, Inc.	(f)(m)(n)	Retailing	L+600	1.5%	11/16/17	3,263	2,180
SSC (Lux) Limited S.a. r.l.	(f)(g)(j)	Health Care Equipment & Services	L+750	1.0%	9/10/24	45,455	45,455
Strike, LLC		Energy	L+800	1.0%	5/30/19	1,333	1,333
Strike, LLC	(l)	Energy	L+800	1.0%	5/30/19	5,333	5,243
Strike, LLC	(h)	Energy	L+800	1.0%	11/30/22	4,875	4,740

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost
SunGard Availability Services Capital, Inc.	(l)	Software & Services	L+450		3/8/18	$7,000	$5,539
SunGard Availability Services Capital, Inc.	(f)(h)(i)	Software & Services	L+500	1.0%	3/29/19	24,822	23,843
Swift Worldwide Resources US Holdings Corp.		Energy	L+1000, 1.0% PIK (1.0% Max PIK)	1.0%	7/20/21	17,226	17,226
Trace3, LLC	(f)	Software & Services	L+775	1.0%	6/6/23	12,500	12,500
Transplace Texas, LP	(f)(g)(h)(i)	Transportation	L+743	1.0%	9/16/21	179,976	179,976
U.S. Xpress Enterprises, Inc.	(f)	Transportation	L+1050, 0.0% PIK (1.8% Max PIK)	1.5%	5/30/19	10,574	10,574
USI Senior Holdings, Inc.	(f)	Capital Goods	L+781	1.0%	1/5/22	5,000	5,000
USI Senior Holdings, Inc.	(l)	Capital Goods	L+725	1.0%	1/5/22	1,190	1,190
UTEX Industries, Inc.	(f)	Energy	L+400	1.0%	5/21/21	746	744
Vertellus Performance Chemicals LLC	(f)(g)	Materials	L+950	1.0%	1/30/20	42,000	42,000
Warren Resources, Inc.	(g)(u)	Energy	L+900, 1.0% PIK (1.0% Max PIK)	1.0%	5/22/20	17,834	17,834
Warren Resources, Inc.	(l)(u)	Energy	L+900, 1.0% PIK (1.0% Max PIK)	1.0%	5/22/20	1,265	1,265
Waste Pro USA, Inc.	(f)(g)	Commercial & Professional Services	L+750	1.0%	10/15/20	33,202	33,202
York Risk Services Holding Corp.		Insurance	L+375	1.0%	10/1/21	995	988
Zeta Interactive Holdings Corp.	(g)(h)(i)	Software & Services	L+750	1.0%	7/29/22	47,608	47,721
Zeta Interactive Holdings Corp.	(g)(h)(t)	Software & Services	L+750	1.0%	7/29/22	13,929	13,815
Zeta Interactive Holdings Corp.	(l)	Software & Services	L+750	1.0%	7/29/22	8,664	8,664
Zeta Interactive Holdings Corp.	(l)(t)	Software & Services	L+750	1.0%	7/29/22	2,229	2,229

Total Senior Secured Loans—First Lien							2,366,898
Unfunded Loan Commitments							(251,592)

Net Senior Secured Loans—First Lien							2,115,306

Senior Secured Loans—Second Lien—10.2%
Arena Energy, LP	(f)(g)	Energy	L+900, 4.0% PIK (4.0% Max PIK)	1.0%	1/24/21	24,349	24,349
Ascent Resources—Marcellus, LLC	(m)(n)	Energy	L+750	1.0%	8/4/21	6,667	6,583
ASG Technologies Group, Inc.		Software & Services	L+1100, 0.0% PIK (6.0% Max PIK)	1.0%	6/27/22	5,155	3,974
Byrider Finance, LLC		Automobiles & Components	L+1000, 0.5% PIK (0.5% Max PIK)	1.3%	8/22/20	3,400	3,400
Casablanca US Holdings Inc.		Consumer Services	L+900	1.0%	3/31/25	3,330	3,216
CDS U.S. Intermediate Holdings, Inc.	(f)(j)	Media	L+825	1.0%	7/10/23	9,000	8,897
Chief Exploration & Development LLC		Energy	L+650	1.0%	5/16/21	991	930
Chisholm Oil and Gas Operating, LLC		Energy	L+800	1.0%	3/21/24	850	850
Chisholm Oil and Gas Operating, LLC	(l)	Energy	L+800	1.0%	3/21/24	150	150
Compuware Corp.	(f)(g)	Software & Services	L+825	1.0%	12/15/22	12,654	11,701
Crossmark Holdings, Inc.		Media	L+750	1.3%	12/21/20	1,500	1,305

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost
EagleView Technology Corp.	(i)	Software & Services	L+825	1.0%	7/14/23	$15,385	$15,206
Fairway Group Acquisition Co.	(u)	Food & Staples Retailing	11.0% PIK (11.0% Max PIK)		10/3/21	3,343	3,343
Fieldwood Energy LLC		Energy	L+713	1.3%	9/30/20	5,011	4,005
Gruden Acquisition, Inc.	(i)	Transportation	L+850	1.0%	8/18/23	10,000	9,611
Jazz Acquisition, Inc.		Capital Goods	L+675	1.0%	6/19/22	1,998	2,006
Jonah Energy LLC		Energy	L+650	1.0%	5/12/21	3,739	3,445
Logan’s Roadhouse, Inc.		Consumer Services	L+850 PIK (L+850 Max PIK)	1.0%	11/23/20	3,760	3,733
LTI Holdings, Inc.	(i)	Materials	L+875	1.0%	5/16/25	10,000	9,802
National Surgical Hospitals, Inc.	(g)	Health Care Equipment & Services	L+900	1.0%	6/1/23	5,000	5,000
Neff Rental LLC	(f)	Capital Goods	L+625	1.0%	6/9/21	11,248	11,264
Peak 10, Inc.	(i)	Software & Services	L+725	1.0%	6/17/22	18,510	17,599
Production Resource Group, LLC	(f)(g)(h)(i)	Media	L+850	1.0%	7/23/19	128,402	128,312
Spencer Gifts LLC	(g)(i)	Retailing	L+825	1.0%	6/29/22	37,000	36,950
Talos Production LLC		Energy	11.0%		4/3/22	4,500	4,186
Titan Energy Operating, LLC	(g)	Energy	2.0%, L+1100 PIK (L+1100 Max PIK)	1.0%	2/23/20	36,291	31,194
UTEX Industries, Inc.		Energy	L+725	1.0%	5/20/22	1,273	1,268

Total Senior Secured Loans—Second Lien							352,279
Unfunded Loan Commitments							(150)

Net Senior Secured Loans—Second Lien							352,129

Senior Secured Bonds—3.6%
Black Swan Energy Ltd.	(j)	Energy	9.0%		1/20/24	1,333	1,333
Caesars Entertainment Resort Properties, LLC	(e)	Consumer Services	8.0%		10/1/20	5,000	5,215
Caesars Growth Properties Holdings, LLC	(e)(r)	Consumer Services	9.4%		5/1/22	23,000	24,679
CEVA Group Plc	(e)(j)	Transportation	7.0%		3/1/21	3,000	2,609
CH2M Hill Companies, Ltd.		Capital Goods	10.0%		4/28/20	9,000	9,000
CSVC Acquisition Corp.	(e)	Diversified Financials	7.8%		6/15/25	13,774	13,774
Diamond Resorts International, Inc.	(e)(r)	Consumer Services	7.8%		9/1/23	30,000	30,000
FBM Finance, Inc.	(e)	Capital Goods	8.3%		8/15/21	7,140	7,140
Global A&T Electronics Ltd.	(e)(j)	Semiconductors & Semiconductor Equipment	10.0%		2/1/19	12,550	12,157
Ridgeback Resources Inc.	(j)	Energy	12.0%		12/29/20	335	329
Sorenson Communications, Inc.	(e)(r)	Telecommunication Services	9.0%, 0.0% PIK (9.0% Max PIK)		10/31/20	11,820	11,513
Sunnova Energy Corp.		Energy	6.0%, 6.0% PIK (6.0% Max PIK)		10/24/18	3,128	3,128
Velvet Energy Ltd.	(j)	Energy	9.0%		10/5/23	3,000	3,000

Total Senior Secured Bonds							123,877

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost
Subordinated Debt—19.5%
Ascent Resources Utica Holdings, LLC	(e)	Energy	10.0%		4/1/22	$30,000	$30,000
Bellatrix Exploration Ltd.	(e)(j)	Energy	8.5%		5/15/20	10,000	9,874
Calumet Specialty Products Partners, L.P.	(e)(j)	Energy	7.8%		4/15/23	10,300	10,239
Canbriam Energy Inc.	(e)(j)	Energy	9.8%		11/15/19	20,300	20,171
CEC Entertainment, Inc.	(e)	Consumer Services	8.0%		2/15/22	39,014	37,611
Ceridian HCM Holding, Inc.	(e)(r)	Commercial & Professional Services	11.0%		3/15/21	92,439	92,436
Coveris Holdings S.A.	(e)(i)(j)(k)	Materials	7.9%		11/1/19	47,855	47,042
Eclipse Resources Corp.	(e)(j)	Energy	8.9%		7/15/23	9,175	9,018
EV Energy Partners, L.P.		Energy	8.0%		4/15/19	2,150	2,002
Exterran Energy Solutions, L.P.	(e)(j)	Capital Goods	8.1%		5/1/25	7,714	7,714
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/30/25	788	788
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/30/25	5,007	5,007
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/3/25	1,035	1,035
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/29/25	974	974
Global Jet Capital Inc.	(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/4/25	64,704	64,704
Global Jet Capital Inc.	(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/9/25	10,582	10,582
Global Jet Capital Inc.	(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/29/26	5,542	5,542
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		2/17/26	13,549	13,549
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/14/26	8,391	8,391
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/2/26	12,401	12,401
Great Lakes Dredge & Dock Corp.	(e)(j)	Capital Goods	8.0%		5/15/22	7,685	7,685
Jupiter Resources Inc.	(e)(j)	Energy	8.5%		10/1/22	31,850	29,026
NewStar Financial, Inc.	(f)(j)	Diversified Financials	8.3%, 0.0% PIK (8.8% Max PIK)		12/4/24	75,000	62,093
Northern Oil and Gas, Inc.	(e)	Energy	8.0%		6/1/20	3,150	3,050
P.F. Chang’s China Bistro, Inc.	(e)(g)(i)(r)	Consumer Services	10.3%		6/30/20	70,595	70,657
PriSo Acquisition Corp.	(e)(r)	Capital Goods	9.0%		5/15/23	50,859	50,482
S1 Blocker Buyer Inc.		Commercial & Professional Services	10.0% PIK (10.0% Max PIK)		10/31/22	130	130
Sorenson Communications, Inc.	(e)	Telecommunication Services	13.9%, 0.0% PIK (13.9% Max PIK)		10/31/21	8,983	9,345
SunGard Availability Services Capital, Inc.	(e)(r)	Software & Services	8.8%		4/1/22	16,400	11,838
TI Group Automotive Systems, LLC	(e)(j)	Automobiles & Components	8.8%		7/15/23	7,302	7,302
York Risk Services Holding Corp.	(e)(i)	Insurance	8.5%		10/1/22	36,050	33,595

Total Subordinated Debt							674,283

Collateralized Securities—0.2%
NewStar Clarendon 2014-1A Class D	(j)	Diversified Financials	L+435		1/25/27	730	693
NewStar Clarendon 2014-1A Class Subord. B	(j)	Diversified Financials	15.9%		1/25/27	8,310	6,387

Total Collateralized Securities							7,080

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost
Equity/Other—5.2%
5 Arches, LLC, Common Equity	(j)(m)(o)	Diversified Financials	70,000	$1,750
ACP FH Holdings GP, LLC, Common Equity	(m)	Consumer Durables & Apparel	11,429	11
ACP FH Holdings, LP, Common Equity	(m)	Consumer Durables & Apparel	1,131,428	1,131
Altus Power America Holdings, LLC, Common Equity	(m)	Energy	462,008	462
Altus Power America Holdings, LLC, Preferred Equity	(q)	Energy	955,284	955
ASG Technologies Group, Inc., Warrants, 6/27/2022	(m)	Software & Services	48,325	1,377
Aspect Software Parent, Inc., Common Equity	(m)(u)	Software & Services	1,142,735	53,808
ATX Holdings, LLC, Common Equity	(j)(m)	Technology Hardware & Equipment	83,488	134
Chisholm Oil and Gas, LLC, Series A Units	(m)(o)	Energy	58,533	59
CSF Group Holdings, Inc., Common Equity	(m)	Capital Goods	173,900	174
Escape Velocity Holdings, Inc., Common Equity	(m)	Software & Services	7,725	77
Fairway Group Holdings Corp., Common Equity	(m)(u)	Food & Staples Retailing	71,465	2,296
Global Jet Capital Holdings, LP, Preferred Equity	(j)(m)	Commercial & Professional Services	42,484,416	42,484
H.I.G. Empire Holdco, Inc., Common Equity	(m)	Retailing	206	614
Harvey Holdings, LLC, Common Equity	(m)	Capital Goods	2,000,000	2,000
Industrial Group Intermediate Holdings, LLC, Common Equity	(m)(o)	Materials	220,619	221
JMC Acquisition Holdings, LLC, Common Equity	(m)	Capital Goods	8,068	8,068
JSS Holdco, LLC, Net Profits Interest	(m)	Capital Goods	—	—
NewStar Financial, Inc., Warrants, 11/4/2024	(j)(m)	Diversified Financials	3,000,000	15,058
North Haven Cadence TopCo, LLC, Common Equity	(m)	Consumer Services	833,333	833
PDI Parent LLC, Common Equity	(m)	Capital Goods	923,077	923
Ridgeback Resources Inc., Common Equity	(j)(m)(s)	Energy	827,156	5,082
Roadhouse Holding Inc., Common Equity	(m)	Consumer Services	1,202,991	1,250
S1 Blocker Buyer Inc., Common Equity		Commercial & Professional Services	60	600
SandRidge Energy, Inc., Common Equity	(e)(j)(m)	Energy	253,009	5,647
Sequential Brands Group, Inc., Common Equity	(m)	Consumer Durables & Apparel	125,391	1,693
SSC Holdco Limited, Common Equity	(j)(m)	Health Care Equipment & Services	113,636	2,273
Sunnova Energy Corp., Common Equity	(m)	Energy	577,086	2,166
Sunnova Energy Corp., Preferred Equity	(m)	Energy	54,543	290
TE Holdings, LLC, Common Equity	(m)(o)	Energy	129,829	1,104
TE Holdings, LLC, Preferred Equity	(m)	Energy	86,061	859
Titan Energy, LLC, Common Equity	(m)	Energy	72,739	2,299
Warren Resources, Inc., Common Equity	(m)(u)	Energy	998,936	4,695
White Star Petroleum Holdings, LLC, Common Equity	(m)(o)	Energy	1,738,244	1,478
Zeta Interactive Holdings Corp., Preferred Equity, Series E-1	(m)	Software & Services	1,051,348	8,357
Zeta Interactive Holdings Corp., Preferred Equity, Series F	(m)	Software & Services	956,233	8,357
Zeta Interactive Holdings Corp., Warrants, 4/20/27	(m)	Software & Services	143,435	—

Total Equity/Other				178,585

TOTAL INVESTMENTS—100.0%				$3,451,260

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of June 30, 2017, the three-month London Interbank Offered Rate, or LIBOR or L, was 1.30% and the U.S. Prime Lending Rate, or Prime, was 4.25%. PIK means paid-in-kind.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 7).

(e)	Security or portion thereof held within Burholme Funding LLC and is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage, Inc., or BNPP. Securities held within Burholme Funding LLC may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, subject to the terms and conditions governing the prime brokerage facility with BNPP (see Note 8).

(f)	Security or portion thereof held within Dunlap Funding LLC and is pledged as collateral supporting the amounts outstanding under a revolving credit facility with Deutsche Bank AG, New York Branch (see Note 8).

(g)	Security or portion thereof held within Jefferson Square Funding LLC and is pledged as collateral supporting the amounts outstanding under a term loan credit facility with JPMorgan Chase Bank, National Association (see Note 8).

(h)	Security or portion thereof held within Chestnut Hill Funding LLC and is pledged as collateral supporting the amounts outstanding under a revolving credit facility with Capital One, National Association (see Note 8).

(i)	Security or portion thereof held within Germantown Funding LLC and is pledged as collateral supporting the amounts outstanding under the notes issued to Society Hill Funding LLC pursuant to an indenture with Citibank, N.A., as trustee (see Note 8).

(j)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended, or the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of June 30, 2017, 86.1% of the Company’s total assets represented qualifying assets. In addition, as described in Note 8, the Company also calculates its compliance with the qualifying asset test on a “look through” basis by disregarding the value of the Company’s total return swap and treating each loan underlying the total return swap as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 84.6% of the Company’s total assets represented qualifying assets as of June 30, 2017.

(k)	Position or portion thereof unsettled as of June 30, 2017.

(l)	Security is an unfunded commitment. The stated rate reflects the spread disclosed at the time of commitment and may not indicate the actual rate received upon funding.

(m)	Security is non-income producing.

(n)	Security was on non-accrual status as of June 30, 2017.

(o)	Security held within FSIC III Investments, Inc., a wholly-owned subsidiary of the Company.

(p)	Security held within IC III Arches Investments, LLC, a wholly-owned subsidiary of the Company.

(q)	Security held within IC III Altus Investments, LLC, a wholly-owned subsidiary of the Company.

(r)	Security or portion thereof held within Burholme Funding LLC has been rehypothecated under Rule 15c-1(a)(1) of the Exchange Act, subject to the terms and conditions governing the prime brokerage facility with BNPP (see Note 8). As of June 30, 2017, the fair value of securities rehypothecated by BNPP was $185,353.

(s)	Investment denominated in Canadian dollars. Cost and fair value are converted into U.S. dollars at an exchange rate of CAD $1.00 to USD $0.77 as of June 30, 2017.

(t)	The transfer of a portion of this loan does not qualify for sale accounting under Accounting Standards Codification Topic 860, Transfers and Servicing, and therefore, the entire senior secured loan remains in the consolidated schedule of investments as of June 30, 2017 (see Note 8).

(u)	Under the 1940 Act, the Company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of June 30, 2017, the Company held investments in three portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” The following table presents certain financial information with respect to investments in portfolio companies of which the Company was deemed to be an “affiliated person” for the six months ended June 30, 2017:

Portfolio Company	Fair Value at December 31, 2016	Purchases and Paid-in-Kind Interest	Sales and Repayments	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at June 30, 2017	Interest Income(4)	Fee Income(4)	Dividend Income(4)
Senior Secured Loans—First Lien
Aspect Software, Inc.(1)	$3,200	$1,676	$(898)	—	—	$(13)	$3,965	$572	$51	—
Aspect Software, Inc.	$10,270	—	$(129)	—	—	$(89)	$10,052	$181	$82	—
Aspect Software, Inc.(2)	—	—	—	—	—	—	—	—	$59	—
Fairway Group Acquisition Co.	$5,687	$170	—	—	—	$(85)	$5,772	$298	—	—
Fairway Group Acquisition Co.	$3,306	$186	—	—	—	$(1,869)	$1,623	$185	—	—
Warren Resources, Inc.(3)	$17,744	$90	—	—	—	$(454)	$17,380	$991	—	—
Senior Secured Loans—Second Lien
Fairway Group Acquisition Co.	$2,595	$179	—	—	—	$(1,353)	$1,421	$177	—	—
Equity/Other
Aspect Software Parent, Inc., Common Equity	$59,634	$1,081	—	—	—	$(17,462)	$43,253	—	—	—
Fairway Group Holdings Corp., Common Equity	$1,858	—	—	—	—	$(1,858)	$—	—	—	—
Warren Resources, Inc., Common Equity	$4,295	—	—	—	—	$(699)	$3,596	—	—	—

(1)	Security includes a partially unfunded commitment with an amortized cost of $1,155 and a fair value of $1,152.

(2)	Security is an unfunded commitment with an amortized cost of $1,822 and a fair value of $1,822.

(3)	Security includes a partially unfunded commitment with an amortized cost of $1,265 and a fair value of $1,235.

(4)	Interest, fee and dividend income presented for the full six months ended June 30, 2017.

Capital Contributions by FSIC III Advisor and GDFM

In October 2013, pursuant to a private placement, Michael C. Forman and David J. Adelman, the principals of FSIC III Advisor, contributed an aggregate of $200,000, which was used in its entirety to purchase 22,222 shares of common stock at $9.00 per share, which represented the initial public offering price of $10.00 per share, excluding selling commissions and dealer manager fees. The principals will not tender these shares of common stock for repurchase as long as FSIC III Advisor remains our investment adviser.

In April 2014, pursuant to a private placement, Messrs. Forman (through an affiliated entity) and Adelman purchased 111,111 additional shares of common stock at $9.00 per share, which represented the initial public offering price of $10.00 per share, excluding selling commissions and dealer manager fees. The principals will not tender these shares of common stock for repurchase as long as FSIC III Advisor remains our investment adviser. In connection with the same private placement, certain members of our board of directors and other individuals and entities affiliated with FSIC III Advisor purchased 640,194 shares of common stock, and certain individuals and entities affiliated with GDFM purchased 558,334 shares of common stock, in each case at a price of $9.00 per share, which represented the initial public offering price of $10.00 per share, excluding selling commissions and dealer manager fees. In connection with the private placement, we sold an aggregate of 1,309,639 shares of common stock for aggregate proceeds of approximately $11.8 million upon satisfying the minimum offering requirement on April 2, 2014. As of August 1, 2017, we have issued an aggregate of 2,142,089 shares of common stock for aggregate proceeds of approximately $19.0 million to members of our board of directors and other individuals and entities affiliated with FSIC III Advisor and GDFM, including shares of common stock sold to Messrs. Forman and Adelman in October 2013 and shares sold in the private placement completed in April 2014.

Distributions

Our first distribution was declared for stockholders of record as of April 8, 2014. Subject to applicable legal restrictions and the sole discretion of our board of directors, we currently intend to declare regular cash distributions on a weekly or monthly basis and pay such distributions on a monthly basis. We will calculate each stockholder’s specific distribution amount for the period using record and declaration dates and each stockholder’s distributions will begin to accrue on the date we accept such stockholder’s subscription for shares of our common stock. From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors.

We may fund our cash distributions to stockholders from any sources of funds legally available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from FS Investments. We have not established limits on the amount of funds we may use from available sources to make distributions. There can be no assurance that we will be able to pay distributions at a specific rate or at all.

Pursuant to the expense reimbursement agreement, FS Investments has agreed to reimburse us for expenses in an amount that is sufficient to ensure that no portion of our distributions to stockholders will be paid from our offering proceeds or borrowings. For a period of time following commencement of this offering, which time period may be significant, substantial portions of our distributions have been, and may in the future, be funded through the reimbursement of certain expenses by FS Investments and its affiliates, including through the waiver of certain investment advisory fees by FSIC III Advisor, that are subject to repayment by us within three years. Any such distributions funded through expense reimbursements or waivers of advisory fees are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or FS Investments continues to make such reimbursements or waivers of such fees. Our future repayments of amounts reimbursed or waived by FS Investments or its affiliates will reduce the distributions that you would otherwise receive in the future. FS Investments and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. No portion of the distributions paid during the six months ended June 30, 2017 or during the years ended December 31, 2016 and 2015 was funded through the reimbursement of operating expenses by FS Investments. During the six months ended June 30, 2017 and during the years ended December 31, 2016 and 2015, we did not accrue any amounts for expense reimbursements that FS Investments has agreed to pay. For the year ended December 31, 2014, if FS Investments had not reimbursed certain of our expenses, approximately 16% of the aggregate amount of distributions paid during such period would have been funded from offering proceeds or borrowings. We or FS Investments may terminate the expense reimbursement agreement at any time. There can be no assurance that FS Investments and its affiliates will waive advisory fees or otherwise reimburse expenses in future periods or that we will maintain the performance necessary to sustain our distributions.

On a quarterly basis, we will send information to all stockholders of record regarding the sources of distributions paid to our stockholders in such quarter. During certain periods, our distributions may exceed our earnings. As a result, it is possible that a portion of the distributions we make may represent a return of capital. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with our continuous public offering, including any fees payable to FSIC III Advisor. Moreover, a return of capital will generally not be taxable, but will reduce each stockholder’s cost basis in our common stock, and will result in a higher reported capital gain or lower reported capital loss when the common stock on which such return of capital was received is sold. Each year a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to our stockholders subject to information reporting. See “Material U.S. Federal Income Tax Considerations.” No portion of the distributions paid during six months ended June 30, 2017 or during the tax year ended December 31, 2016 represented a return of capital.

We intend to continue to make our regular distributions in the form of cash, out of assets legally available for distribution, unless stockholders elect to receive their cash distributions in additional shares of our common stock under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder.

For additional information regarding our distributions, see “Distributions.”

Distribution Reinvestment Plan

We have adopted an “opt in” distribution reinvestment plan, or our distribution reinvestment plan, pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. Participants in our distribution reinvestment plan are free to elect to participate or terminate participation in the plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan, you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan you will have your cash distribution reinvested in additional shares of our common stock, rather than receiving the cash distribution. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in our distribution reinvestment plan. If you hold shares in the name of a broker or financial intermediary, you should contact your broker or financial intermediary regarding your option to elect to receive distributions in additional shares of our common stock under our distribution reinvestment plan in lieu of cash, including any applicable state authority or regulatory restrictions.

We expect to coordinate distribution payment dates so that the Institutional offering price that is used for the weekly closing date on or immediately following such distribution payment date will be the price at which shares of common stock are issued under our distribution reinvestment plan. In such case, your reinvested distributions will purchase shares at a price equal to the Institutional offering price in effect on the date of issuance, and such price may represent a premium to our net asset value per share. No selling commissions or dealer manager fees will be assessed on purchases pursuant to our distribution reinvestment plan. See “Distribution Reinvestment Plan.”

Although distributions paid in the form of additional shares of common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders who elect to participate in our distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. Stockholders receiving distributions in the form of additional shares of common stock will be treated as receiving a distribution in the amount of the fair market value of our shares of common stock.

For additional information regarding our distribution reinvestment plan, see “Distribution Reinvestment Plan.”

About FSIC III Advisor

FSIC III Advisor is a subsidiary of our affiliate, FS Investments, a national sponsor of alternative investments designed for the individual investor. FSIC III Advisor is registered as an investment adviser with the SEC under the Advisers Act and is led by substantially the same personnel that form the investment and operations teams of the investment advisers that manage FS Investments’ other BDCs, and closed-end and open-end management investment companies and such personnel may serve in similar or other capacities for the investment advisers to future investment vehicles sponsored by FS Investments. See “Certain Relationships and Related Party Transactions.”

In addition to managing our investments, the managers, officers and other personnel of FSIC III Advisor also currently manage the following entities through affiliated investment advisers:

Name	Entity	Investment Focus	Gross Assets(1)
FS Investment Corporation	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$4,110,120
FS Energy and Power Fund	BDC	Primarily invests in debt and income-oriented equity securities of privately held U.S. companies in the energy and power industry.	$4,389,484
FS Investment Corporation II	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$5,088,256
FS Investment Corporation IV	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$313,175
FS Energy Total Return Fund(2)	Closed-end management investment company	Primarily invests in the equity and debt securities of natural resource companies.	$27,310
FS Global Credit Opportunities Fund(3)	Closed-end management investment company	Primarily invests in secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments.	$2,275,829
FS Multi-Strategy Alternatives Fund(4)	Open-end management investment company	Primarily invests in a broad spectrum of alternative investment strategies with low correlation to equity and fixed income markets.	$28,962
FS Credit Real Estate Income Trust, Inc(5)	Real estate investment trust	Primarily invests in senior loans secured by commercial real estate primarily in the U.S.	$200

(1)	As of June 30, 2017, except FS Energy Total Return Fund, which is presented as of April 30, 2017. Amounts presented in thousands.

(2)	FS Energy Total Return Fund commenced investment operations on March 15, 2017.

(3)	Two funds affiliated with FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—ADV and FS Global Credit Opportunities Fund—T2, or together, the FSGCOF Offered Funds, which have the same investment objectives and strategies as FS Global Credit Opportunities Fund, currently offer common shares of beneficial interest to the public and invest substantially all of the net proceeds of their respective offerings in FS Global Credit Opportunities Fund. Three other funds affiliated with FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A, FS Global Credit Opportunities Fund—D and FS Global Credit Opportunities Fund—T, or together, the FSGCOF Closed Funds, which also have the same investment objectives and strategy as FS Global Credit Opportunities Fund, closed their respective continuous public offerings to new investors in April 2016, with respect to FS Global Credit Opportunities Fund—A and FS Global Credit Opportunities Fund—D, and in June 2017, with respect to FS Global Opportunities Fund—T.

(4)	FS Multi-Strategy Alternatives Fund commenced investment operations on May 16, 2017.

(5)	FS Credit Real Estate Income Trust, Inc. commenced investment operations on September 13, 2017.

Our chairman, president and chief executive officer, Michael C. Forman, has led FSIC III Advisor since its inception. In 2007, he co-founded FS Investments with the goal of delivering alternative investment solutions, advised by what FS Investments believes to be best-in-class institutional asset managers, to individual investors nationwide. In addition to leading FSIC III Advisor, with the exception of FS Multi-Strategy Alternatives Fund, Mr. Forman currently serves as chairman and chief executive officer of each of the other funds in the Fund Complex and each of their respective investment advisers. Mr. Forman currently serves as chairman and president of FS Multi-Strategy Alternatives Fund and chairman and chief executive officer of its respective investment adviser.

FSIC III Advisor’s senior management team has significant experience in private lending and private equity investing, and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as BDCs. We believe that the active and ongoing participation by FS Investments and its affiliates in the credit markets, and the depth of experience and disciplined investment approach of FSIC III Advisor’s management team, will allow FSIC III Advisor to successfully execute our investment strategies. See “Management” for biographical information regarding FSIC III Advisor’s senior management team.

All investment decisions require the unanimous approval of FSIC III Advisor’s investment committee, which is currently comprised of Messrs. Forman, Stahlecker, Klehr and Coleman. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and annually reviews our amended and restated investment advisory and administrative services agreement and the investment sub-advisory agreement that FSIC III Advisor has entered into with GDFM to determine, among other things, whether the fees payable under such agreements are reasonable in light of the services provided. See “Investment Advisory and Administrative Services Agreement” for more information, including information regarding the termination provisions of the investment advisory and administrative services agreement.

About GDFM

From time to time, FSIC III Advisor may enter into sub-advisory relationships with registered investment advisers that possess skills that FSIC III Advisor believes will aid it in achieving our investment objectives. FSIC III Advisor has engaged GDFM to act as our investment sub-adviser. GDFM assists FSIC III Advisor in identifying investment opportunities and makes investment recommendations for approval by FSIC III Advisor, according to guidelines set by FSIC III Advisor. GDFM also serves as the investment sub-adviser to FS Investment Corporation, FS Investment Corporation II and FS Investment Corporation IV. Furthermore, GDFM’s parent, GSO, serves as the investment sub-adviser to FS Energy and Power Fund and FS Global Credit Opportunities Fund. GDFM is a Delaware limited liability company with principal offices located at 345 Park Avenue, New York, New York 10154.

GDFM is a wholly-owned subsidiary of GSO. GSO is the credit platform of Blackstone, a leading global alternative asset manager. The credit platform is one of Blackstone’s four business segments. As of June 30, 2017, GSO and its affiliates, excluding Blackstone, managed approximately $94.5 billion of assets across multiple strategies and investment types within the leveraged finance marketplace, including leveraged loans, high-yield bonds, distressed, mezzanine and private equity. As investment sub-adviser, GDFM makes recommendations to FSIC III Advisor in a manner that is consistent with its existing investment and monitoring processes.

Blackstone is a leading global alternative asset manager and provider of financial advisory services. It is one of the largest independent managers of private capital in the world, with assets under management of approximately $371 billion as of June 30, 2017. Blackstone’s alternative asset management businesses include the management of private equity funds, real estate funds, funds of hedge funds, credit-oriented funds, collateralized loan obligation vehicles, separately managed accounts and publicly-traded closed-end mutual funds. Blackstone is a publicly-traded limited partnership that has common units which trade on the NYSE under the ticker symbol “BX.” Information about Blackstone and its various affiliates, including certain ownership, governance and financial information, is disclosed in Blackstone’s periodic filings with the SEC, which can be obtained from Blackstone’s website at http://ir.blackstone.com or the SEC’s website at www.sec.gov. Information contained on Blackstone’s website and in Blackstone’s filings with the SEC is not incorporated by reference into this prospectus and such information should not be considered to be part of this prospectus.

About FS Investments

FS Investments is a leading manager of alternative investments designed to enhance investors’ portfolios by providing access to asset classes, strategies and asset managers that typically have been available to only the largest institutional investors. The firm’s funds offer “endowment-style” investment strategies that help construct diversified portfolios and manage risk. FS Investments strives not only to maximize investment returns but also to set the industry standard for best practices by focusing on transparency, investor protection and education for investment professionals and their clients.

FS Investments was founded in Philadelphia in 2007 and seeks to establish itself as a leader in the alternative investment industry by introducing innovative credit-based income funds. FS Investments sponsors eight other funds in addition to us, FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation IV, FS Energy Total Return Fund, FS Multi-Strategy Alternatives Fund, FS Credit Real Estate Income Trust, Inc. and FS Global Credit Opportunities Fund. As of June 30, 2017, FS Investments had over $20 billion in total assets under management.

Our investment objectives, policies and strategies are substantially similar to those of FS Investment Corporation, FS Investment Corporation II and FS Investment Corporation IV, which are each focused on generating current income and, to a lesser extent, long-term capital appreciation for stockholders, primarily by making investments in senior loans of private U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. In addition, substantially the same personnel that form the investment and operations teams of FSIC III Advisor form the investment and operations teams of FB Income Advisor, LLC, FSIC II Advisor, LLC and FSIC IV Advisor, LLC, the investment advisers of FS Investment Corporation, FS

Investment Corporation II and FS Investment Corporation IV, respectively. Each of FSIC III Advisor, FB Income Advisor, LLC, FSIC II Advisor, LLC and FSIC IV Advisor, LLC has engaged GDFM to act as investment sub-adviser for us, FS Investment Corporation, FS Investment Corporation II and FS Investment Corporation IV, respectively. FS Investment Corporation IV formally commenced investment operations on January 6, 2016 upon meeting its minimum offering requirement of raising gross proceeds of at least $1.0 million in its continuous public offering from persons who were not affiliated with FS Investment Corporation IV or its investment adviser, FSIC IV Advisor, LLC.

About FS Investment Corporation

Use of Historical Performance Information of FS Investment Corporation

FS Investment Corporation is an affiliated BDC that is sponsored by FS Investments, our sponsor. Our investment objectives, policies and strategy are substantially similar to those of FS Investment Corporation, which invests primarily in the debt securities of private middle market U.S. companies. In addition, substantially the same personnel that form the investment and operations team of FSIC III Advisor form the investment and operations team of FB Income Advisor, LLC, the investment adviser to FS Investment Corporation. The historical performance data for FS Investment Corporation is provided to illustrate the past performance of personnel that form the investment and operations team of FSIC III Advisor in managing a fund substantially similar to us. The historical performance data for FS Investment Corporation included in this prospectus is shown on a fully discretionary basis and the total return data is net of management and incentive fees paid by FS Investment Corporation to its investment adviser. Such performance data of FS Investment Corporation is not a substitute for our performance and is not necessarily indicative of our future results. Although we may hold securities that are substantially similar to those held by FS Investment Corporation, our actual performance may differ significantly from the past performance of FS Investment Corporation. The timing and amount of any distributions to stockholders we may make are subject to applicable legal restrictions and the sole discretion of our board of directors. FS Investment Corporation offered one class of common stock, which was subject to an upfront sales load of 10%.

Public Offering and Listing on New York Stock Exchange

On April 16, 2014, the shares of common stock of FS Investment Corporation were listed and commenced trading on the NYSE under the ticker symbol “FSIC.” FS Investment Corporation closed its prior continuous public offering to new investors in May 2012, having sold, as of the closing, 247,454,171 shares (as adjusted for stock distributions) of common stock for gross proceeds of approximately $2.6 billion.

Cash and Stock Distributions

From the formal commencement of its investment operations on January 2, 2009 through June 30, 2017, FS Investment Corporation made eight stock distributions and approximately $1.3 billion in cash distributions to its stockholders, including eleven special cash distributions totaling approximately $74.5 million.

The following table sets forth the amounts of regular and special cash distributions per share (as adjusted for stock distributions) and stock distributions per share (expressed as a cumulative percentage) declared by the board of directors of FS Investment Corporation from the formal commencement of its investment operations on January 2, 2009 through June 30, 2017:

	Regular Cash Distributions (Per Share)	Special Cash Distributions (Per Share)	Stock Distributions (Per Share)
Total	$7.46	$0.48	22.6%

The following table reflects the sources of the cash distributions on a tax basis that FS Investment Corporation has paid on its common stock from the formal commencement of its investment operations on January 2, 2009 through June 30, 2017 (dollar amounts are presented in thousands):

	Six Months Ended June 30, 2017				Year ended December 31,
	Unaudited		2016		2015		2014		2013		2012		2011		2010		2009
Source of Distribution	Distribu- tion Amount	Percentage	Distribu- tion Amount	Percen- tage	Distribu- tion Amount	Percen- tage	Distribu- tion Amount	Percen- tage	Distribu- tion Amount	Percen- tage	Distribu- tion Amount	Percen- tage	Distribu- tion Amount	Percen- tage	Distribu- tion Amount	Percen- tage	Distribu- tion Amount	Percen- tage
Offering proceeds	$—	$—	$—	—	$—	—	$—	—	$—	—	$—	—	$—	—	$—	—	$—	—
Borrowings	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income(1)	109,092	100%	216,933	100%	181,509	84%	196,227	73%	212,153	100%	144,364	73%	74,663	86%	13,545	63%	1,917	61%
Capital gains proceeds from the sale of assets	—	—	—	—	34,097	16%	71,629	27%	—	—	53,542	27%	11,994	14%	7,844	37%	977	31%
Non-capital gains proceeds from the sale of assets	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Expense reimbursement from sponsor	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	240	8%

Total	$109,092	$100%	$216,933	100%	$215,606	100%	$267,856	100%	$212,153	100%	$197,906	100%	$86,657	100%	$21,389	100%	$3,134	100%

(1)	During the six months ended June 30, 2017, 89.7% of FS Investment Corporation’s gross investment income was attributable to cash income earned, 1.3% was attributable to non-cash accretion of discount and 9.0% was attributable to PIK interest. During the years ended December 31, 2016, 2015, 2014, 2013, 2012 and 2011, 90.4%, 92.7%, 91.1%, 89.3%, 92.1% and 89.6%, respectively, of FS Investment Corporation’s gross investment income was attributable to cash income earned, 1.8%, 2.3%, 5.2%, 9.1%, 6.8% and 9.2%, respectively, was attributable to non-cash accretion of discount and 7.8%, 5.0%, 3.7%, 1.6%, 1.1% and 1.2%, respectively, was attributable to PIK interest. During the years ended December 31, 2010, and 2009, 84% and 57%, respectively, of FS Investment Corporation’s gross investment income was attributable to cash income earned and 16% and 43%, respectively, was attributable to non-cash accretion of discount and PIK interest.

Total Return

The following table sets forth the total return for FS Investment Corporation for the six months ended June 30, 2017 and the fiscal years ended December 31, 2016, 2015, 2014, 2013, 2012, 2011 and 2010, net of all management and incentive fees:

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012	2011	2010
Total return based on net asset value(1)	3.61%	13.19%	1.63%	7.17%	10.43%	15.83%	8.93%	13.08%
Total return based on market value(2)	(6.90)%	25.91%	(0.78)%	5.52%	—%	—%	—%	—%

(1)	The total return based on net asset value for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share that were declared during the period and dividing the total by the net asset value per share at the beginning of the applicable period. The total return based on net asset value does not consider the effect of any sales commissions or charges incurred in connection with the sale of shares of FS Investment Corporation’s common stock. The historical calculation of total return based on net asset value in the table should not be considered a representation of FS Investment Corporation’s future total return based on net asset value, which may be greater or less than the return shown in the table due to a number of factors, including its ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on debt securities it acquires, the level of its expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which it encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on FS Investment Corporation’s investment portfolio during the applicable period. These return figures do not represent an actual return to stockholders. Please see Appendix 1 for additional information regarding the components of the total return calculation for the periods shown.

(2)	The total return based on market value for the six months ended June 30, 2017 and for the years ended December 31, 2016 and 2015 was calculated based on the change in market price during the applicable period, including the impact of distributions reinvested in accordance with FS Investment Corporation’s distribution reinvestment plan. The total return based on market value for the year ended December 31, 2014 was calculated based on the change in the market price during the period from April 6, 2014 (the first day the shares began trading on the NYSE) to December 31, 2014, including the impact of distributions reinvested in accordance with FS Investment Corporation’s distribution reinvestment plan. Total return based on market value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of FS Investment Corporation’s common stock. The historical calculation of total return based on market value in the table should not be considered a representation of FS Investment Corporation’s future total return based on market value, which may be greater or less than the return shown in the table due to a number of factors, including its ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities it acquires, the level of its expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which it encounters competition in its markets, general economic conditions and fluctuations in per share market value. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. Please see Appendix 1 for additional information regarding the components of the total return calculation for the periods shown.

Offering Price Adjustments

Prior to October 1, 2009, FS Investment Corporation sold shares at an offering price of $10.00 per share. The following table summarizes adjustments FS Investment Corporation made to its per share public offering price prior to the closing of its offering in May 2012 and the closing date on which such adjustments were first effective:

FS Investment Corporation Adjusted Per Share Public Offering Price	First Effective Closing Date
$10.40	October 1, 2009
$10.50	November 1, 2010
$10.65	January 3, 2011
$10.70	February 1, 2011
$10.75	February 16, 2011
$10.65	October 3, 2011
$10.70	February 16, 2012
$10.75	April 2, 2012
$10.80	May 16, 2012

About FS Investment Corporation II

Use of Historical Performance Information of FS Investment Corporation II

FS Investment Corporation II is an affiliated BDC that is sponsored by FS Investments, our sponsor. Our investment objectives, policies and strategy are substantially similar to those of FS Investment Corporation II, which invests primarily in the debt securities of private middle market U.S. companies. In addition, substantially the same personnel that form the investment and operations team of FSIC III Advisor form the investment and operations team of FSIC II Advisor, LLC, the investment adviser to FS Investment Corporation II. The historical performance data for FS Investment Corporation II is provided to illustrate the past performance of personnel that form the investment and operations team of FSIC III Advisor in managing a fund substantially similar to us. The historical performance data for FS Investment Corporation II included in this prospectus is shown on a fully discretionary basis and the total return data is net of management and incentive fees paid by FS Investment Corporation II to its investment adviser. Such performance data of FS Investment Corporation II is not a substitute for our performance and is not necessarily indicative of our future results. Although we may hold securities that are substantially similar to those held by FS Investment Corporation II, our actual performance may differ significantly from the past performance of FS Investment Corporation II. The timing and amount of any distributions to stockholders we may make are subject to applicable legal restrictions and the sole discretion of our board of directors. FS Investment Corporation II offered one class of common stock, which was subject to an upfront sales load of 10%.

Public Offering

FS Investment Corporation II closed its prior continuous public offering to new investors in March 2014, having sold, as of the closing, 302,266,066 shares of common stock for gross proceeds of approximately $3.1 billion.

Cash Distributions

From the formal commencement of its investment operations on June 18, 2012 through June 30, 2017, FS Investment Corporation II made approximately $954.4 million in cash distributions to its stockholders. The following table sets forth the cash distributions per share declared by the board of directors of FS Investment Corporation II from the formal commencement of its investment operations on June 18, 2012 through June 30, 2017:

For the Year Ended December 31,	Regular Cash Distributions (Per Share)
2012	$0.3947
2013	$0.7622
2014	$0.7395
2015	$0.7540
2016	$0.7540
2017 (through June 30, 2017)	$0.3770

The following table reflects the sources of the cash distributions on a tax basis that FS Investment Corporation II has paid on its common stock from the formal commencement of its investment operations on June 18, 2012 through June 30, 2017 (dollar amounts are presented in thousands):

			Year ended December 31,
	Six Months Ended June 30, 2017 (Unaudited)		2016		2015		2014		2013		2012
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—	$—	—	$—	—	$—	—	$—	—
Borrowings	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income(1)	122,941	100%	238,200	98%	229,252	96%	208,059	93%	104,102	91%	4,852	47%
Short-term capital gains proceeds from the sale of assets	—	—	—	—	—	—	14,999	7%	10,205	9%	2,986	29%
Long-term capital gains proceeds from the sale of assets	—	—	5,888	2%	9,893	4%	496	0%	—	—	—	—
Gains from credit default swaps (ordinary income for tax)	—	—	—	—	—	—	—	—	—	—	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—	—	—	—	—	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—	—	—	—	—	—	—	—	—
Expense reimbursement from sponsor	—	—	—	—	—	—	—	—	—	—	2,482	24%

Total	$122,941	100%	$244,088	100%	$239,145	100%	$223,554	100%	$114,307	100%	$10,320	100%

(1)	During the six months ended June 30, 2017, 93.2% of the Company’s gross investment income was attributable to cash income earned, 2.5% was attributable to non-cash accretion of discount and 4.3% was attributable to paid-in-kind, or PIK, interest. During the years ended December 31, 2016, 2015, 2014, 2013 and 2012, 92.3%, 94.8%, 94.3%, 91.3% and 92.3%, respectively, of FS Investment Corporation II’s gross investment income was attributable to cash income earned, 2.7%, 2.7%, 3.0%, 7.6% and 7.7%, respectively, was attributable to non-cash accretion of discount and 5.0%, 2.5%, 2.7%, 1.1% and 0.0%, respectively, was attributable to PIK interest.

Total Return

The following table sets forth the total return (without assuming reinvestment of distributions) for FS Investment Corporation II for the six months ended June 30, 2017 and for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, net of all management and incentive fees:

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012
Total return based on net asset value(1)	4.94%	16.07%	(2.37)%	6.97%	11.12%	6.09%
Total return based on net asset value (without assuming reinvestment of distributions)(2)	4.94%	15.29%	(1.94)%	6.92%	10.81%	6.11%

(1)

The total return for each period presented was calculated based on the change in net asset value during the applicable period, including the impact of distributions reinvested in accordance with the Company’s distribution reinvestment plan. The total return does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of the Company’s common stock. The total return includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. The historical calculation of total return in the table should not be considered a representation of the Company’s future total return, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Company’s investment portfolio during the applicable period and do not represent an actual return to stockholders.

(2)	The total return (without assuming reinvestment of distributions) for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share which were declared during the applicable period and dividing the total by the net asset value per share at the beginning of the applicable period. The total return (without assuming reinvestment of distributions) does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of FS Investment Corporation II’s common stock. The total return (without assuming reinvestment of distributions) includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. The historical calculation of total return (without assuming reinvestment of distributions) in the table should not be considered a representation of FS Investment Corporation II’s future total return (without assuming reinvestment of distributions) which may be greater or less than the return shown in the table due to a number of factors, including FS Investment Corporation II’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities FS Investment Corporation II acquires, the level of FS Investment Corporation II’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which FS Investment Corporation II encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return (without assuming reinvestment of distributions) on FS Investment Corporation II’s investment portfolio during the applicable period and do not represent an actual return to stockholders. Please see Appendix 2 for additional information regarding the components of the total return calculation for the periods shown.

Offering Price Adjustments

Prior to September 17, 2012, FS Investment Corporation II sold shares at an offering price of $10.00 per share. The following table summarizes adjustments FS Investment Corporation II made to its per share public offering price prior to the closing of its offering in March 2014 and the closing date on which such adjustments were first effective:

FS Investment Corporation II Adjusted Per Share Public Offering Price	First Effective Closing Date
$10.05	September 17, 2012
$10.10	October 16, 2012
$10.20	December 17, 2012
$10.25	January 2, 2013
$10.30	January 16, 2013
$10.35	February 1, 2013
$10.40	March 18, 2013
$10.45	April 16, 2013
$10.50	May 1, 2013
$10.55	February 12, 2014
$10.60	March 5, 2014

About FS Investment Corporation IV

Use of Historical Performance Information of FS Investment Corporation IV

FS Investment Corporation IV is an affiliated BDC that is sponsored by FS Investments, our sponsor. Our investment objectives, policies and strategy are substantially similar to those of FS Investment Corporation IV, which invests primarily in the debt securities of private middle market U.S. companies. In addition, substantially the same personnel that form the investment and operations team of FSIC III Advisor form the investment and operations team of FSIC IV Advisor, LLC, the investment adviser to FS Investment Corporation IV. The historical performance data for FS Investment Corporation IV is provided to illustrate the past performance of personnel that form the investment and operations team of FSIC III Advisor in managing a fund substantially similar to us. The historical performance data for FS Investment Corporation IV included in this prospectus is shown on a fully discretionary basis and the total return data is net of management and incentive fees paid by FS Investment Corporation IV to its investment adviser. Such performance data of FS Investment Corporation IV is not a substitute for our performance and is not necessarily indicative of our future results. Although we may hold securities that are substantially similar to those held by FS Investment Corporation IV, our actual performance may differ significantly from the past performance of FS Investment Corporation IV. The timing and amount of any distributions to stockholders that may be made are subject to applicable legal restrictions and the sole discretion of our board of directors. FS Investment Corporation IV currently offers only one class of common stock, Class T common stock, which is subject to an upfront sales load of up to 4.25%. Such shares of FS Investment Corporation IV’s common stock are also subject to offering expenses of up to 0.75% of the gross proceeds in FS Investment Corporation IV’s offering and an annual distribution fee of 1.00% of the estimated value of such shares.

Public Offering

Since commencing its continuous public offering and through August 1, 2017, FS Investment Corporation IV has issued 26,070,591 shares of Class T common stock for gross proceeds of approximately $291.5 million.

Cash Distributions

From the formal commencement of its investment operations on January 6, 2016 through June 30, 2017, FS Investment Corporation IV made approximately $9.2 million in cash distributions to its stockholders including special cash distributions totaling approximately $884 thousand. The following table sets forth the cash distributions per share declared by the board of directors of FS Investment Corporation IV from the formal commencement of its investment operations on January 6, 2016 through June 30, 2017:

For the Year Ended December 31,	Regular Cash Distributions (Per Share)	Special Cash Distributions (Per Share)
2016	$0.6401	—
2017 (through June 30, 2017)	$0.3474	$0.0420

The following table reflects the sources of the cash distributions on a tax basis that FS Investment Corporation IV has paid on its common stock from the formal commencement of its investment operations on January 6, 2016 through June 30, 2017:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	$—	$—	—
Borrowings	—	—	—	—
Net investment income (prior to expense reimbursement)(1)	5,597	73%	2,673	60%
Short-term capital gains proceeds from the sale of assets	2,032	27%	1,104	25%
Long-term capital gains proceeds from the sale of assets	—	—	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—
Expense reimbursement from sponsor	—	—	666	15%

Total	$7,629	100%	$2,361	100%

(1)	During the six months ended June 30, 2017, 97.9% of the Company’s gross investment income was attributable to cash income earned, 1.8% was attributable to non-cash accretion of discount and 0.3% was attributed to PIK interest. During the year ended December 31, 2016, 94.1% of FS Investment Corporation IV’s gross investment income was attributable to cash income earned, 4.5% was attributable to non-cash accretion of discount and 0.9% was attributable to PIK interest.

Total Return

The following table sets forth the total return for FS Investment Corporation IV for six months ended June 30, 2017 and for the period ended December 31, 2016, net of all management and incentive fees:

	Six Months Ended June 30, 2017 (Unaudited)	Period from January 6, 2016 (Commencement of Operations) through December 31, 2016
Total return based on net asset value(1)	4.58%	13.20%
Total return based on net asset value (without assuming reinvestment of distributions)(2)	4.56%	12.84%

(1)

The total return for each period presented was calculated based on the change in net asset value during the period, including the impact of distributions reinvested in accordance with the Company’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of shares of the Company’s common stock. The total return includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. The historical calculation of total return in the table should not be considered a representation of the Company’s future total return, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculation set forth above represents the total return on the Company’s investment portfolio during the period and does not represent an actual return to stockholders.

(2)	The total return (without assuming reinvestment of distributions) for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share which were declared during the applicable period and dividing the total by the net asset value per share at the beginning of the applicable period. The total return (without assuming reinvestment of distributions) does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of shares of FS Investment Corporation IV’s common stock. The total return (without assuming reinvestment of distributions) includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. The historical calculation of total return (without assuming reinvestment of distributions) in the table should not be considered a representation of FS Investment Corporation IV’s future total return (without assuming reinvestment of distributions), which may be greater or less than the return shown in the table due to a number of factors, including its ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities it acquires, the level of its expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which it encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculation set forth above represents the total return on FS Investment Corporation IV’s investment portfolio during the applicable period and does not represent an actual return to stockholders. Please see Appendix 3 for additional information regarding the components of the total return calculation for the periods shown.

Offering Price Adjustments

Prior to March 8, 2016, FS Investment Corporation IV sold shares at an offering price of $10.60 per share. The following table summarizes adjustments FS Investment Corporation IV made to its per share public offering price, and the closing date on which such adjustments were first effective:

FS Investment Corporation IV Adjusted Per Share Public Offering Price	First Effective Closing Date
$10.65	March 9, 2016
$10.75	March 16, 2016
$10.80	March 30, 2016
$10.85	April 27, 2016
$10.90	June 1, 2016
$10.95	June 8, 2016
$11.00	July 27, 2016
$11.05	September 21, 2016
$11.10	September 28, 2016
$11.15	October 12, 2016
$11.20	December 14, 2016
$11.25	January 11, 2017
$11.55	February 1, 2017
$11.60	April 5, 2017
$11.65	May 17, 2017

Potential Market Opportunity

We believe that there are and will continue to be significant investment opportunities in the senior secured and second lien secured loan asset class, as well as investments in debt securities of middle market companies.

Attractive Opportunities in Senior Secured and Second Lien Secured Loans

We believe that opportunities in senior secured and second lien secured loans are significant because of the variable rate structure of most senior secured debt issues and because of the strong defensive characteristics of this investment class. Given current market conditions, we believe that debt issues with variable interest rates often offer a superior return profile to fixed-rate securities, since variable interest rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment.

Senior secured debt also provides strong defensive characteristics. Because this debt has priority in payment among an issuer’s security holders (i.e., holders are due to receive payment before junior creditors and equityholders), they carry the least potential risk among investments in the issuer’s capital structure. Further, these investments are secured by the issuer’s assets, which may be seized in the event of a default, if necessary. They generally also carry restrictive covenants aimed at ensuring repayment before junior creditors, such as most types of unsecured bondholders, and other security holders and preserving collateral to protect against credit deterioration.

The chart below illustrates examples of the collateral used to secure senior secured and second lien secured debt.

Source: Moody’s Investors Service, Inc.

Opportunity in Middle Market Private Companies

In addition to investing in senior secured and second lien secured loans generally, we believe that the market for lending to private companies, particularly middle market private companies within the United States, is underserved and presents a compelling investment opportunity. We believe that the following characteristics support our belief:

Large Target Market

According to The U.S. Census Bureau, in its 2012 economic census, there were approximately 42,600 middle market companies in the United States with annual revenues between $50 million and $2.5 billion, compared with approximately 1,350 companies with revenues greater than $2.5 billion. These middle market companies represent, we believe, a significant portion of the growth segment of the U.S. economy and often require substantial capital investment to grow their businesses. Middle market companies have generated a significant number of investment opportunities for us and investment programs managed by our affiliates and GDFM over the past several years, and we believe that this market segment will continue to produce significant investment opportunities for us.

Limited Investment Competition

Despite the size of the market, we believe that regulatory changes and other factors have diminished the role of traditional financial institutions in providing financing to middle market companies. As tracked by S&P Capital IQ LCD, U.S. banks’ share of senior secured loans to middle market companies represented 6% of overall middle market loan volume in 2016, down slightly from 7% in 2015 and down from nearly 20% in 2011. However, the continuation of this trend is uncertain as a result of the potentially changing regulatory landscape due to the new U.S. presidential administration.

In addition, regulatory uncertainty regarding CLOs may limit financing available to middle market companies. Risk retention and certain limitations placed on some banks’ ability to hold CLO securities may also inhibit future CLO creation and future lending to middle market companies. CLOs represented 62.3% of the institutional investor base for broadly syndicated loans in 2016, as tracked by S&P Capital IQ LCD, and any decline in the formation of new CLOs will likely have broad implications for the senior secured loan marketplace and for middle market borrowers.

We also believe that lending and originating new loans to middle market companies, which are often private, generally requires a greater dedication of the lender’s time and resources compared to lending to larger companies, due in part to the smaller size of each investment and the often fragmented nature of information available from these companies. Further, many investment firms lack the breadth and scale necessary to identify investment opportunities, particularly in regards to directly originated investments in middle market companies, and thus we believe that attractive investment opportunities are often overlooked. In addition, middle market companies may require more active monitoring and participation on the lender’s part. We believe that many large financial organizations, which often have relatively high cost structures, are not suited to deal with these factors and instead emphasize services and transactions to larger corporate clients with a consequent reduction in the availability of financing to middle market companies.

Attractive Market Segment

We believe that the underserved nature of such a large segment of the market can at times create a significant opportunity for investment. In many environments, we believe that middle market companies are more likely to offer attractive economics in terms of transaction pricing, up-front and ongoing fees, prepayment penalties and security features in the form of stricter covenants and quality collateral than loans to larger companies. In addition, as compared to larger companies, middle market companies often have simpler capital structures and carry less leverage, thus aiding the structuring and negotiation process and allowing us greater flexibility in structuring favorable transactions. We believe that these factors will result in advantageous conditions in which to pursue our investment objectives of generating current income and, to a lesser extent, long-term capital appreciation.

Characteristics of and Risks Related to Investments in Private Companies

We invest primarily in the debt of private middle market U.S. companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet the obligations under their debt securities that we hold. Second, the investments themselves may often be illiquid. The securities of most of the companies in which we invest are not publicly-traded or actively-traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. In addition, our directly originated investments generally will not be traded on any secondary market and a trading market for such investments may not develop. These securities may also be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. These investments may also be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies often may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of FSIC III Advisor and/or GDFM to obtain adequate information through their due diligence efforts to evaluate the creditworthiness of, and risks involved in, investing in these companies, and to determine the optimal time to exit an investment. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act and other rules and regulations that govern public companies that are designed to protect investors. See “Risk Factors—Risks Related to Our Investments—Investment strategies focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.”

Investment Strategies

Our principal focus is to invest in senior secured and second lien secured loans of private middle market U.S. companies, and to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase or otherwise acquire minority interests in target companies, in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity. Any such minority interests are generally acquired in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. FSIC III Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure or otherwise make opportunistic investments, such as where the market price of loans, bonds or other securities investments reflects a lower value than deemed warranted by our fundamental analysis, which we believe may occur due to general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community and may include event driven investments, anchor orders (i.e., opportunities that are originated and then syndicated by a commercial or investment bank but where we provide a capital commitment significantly above the average syndicate participant) and CLOs. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Overview” for additional information about opportunistic investments.

When identifying prospective portfolio companies, we focus primarily on the attributes set forth below, which we believe will help us generate higher total returns with an acceptable level of risk. While these criteria provide general guidelines for our investment decisions, we caution investors that, if we believe the benefits of investing are sufficiently strong, not all of these criteria necessarily will be met by each prospective portfolio company in which we choose to invest. These attributes are:

●	Leading, defensible market positions. We seek to invest in companies that have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service our debt in a range of economic environments. We seek companies that can protect their competitive advantages through scale, scope, customer loyalty, product pricing or product quality versus their competitors, thereby minimizing business risk and protecting profitability.

●	Investing in stable companies with positive cash flow. We seek to invest in established, stable companies with strong profitability and cash flows. Such companies, we believe, are well-positioned to maintain consistent cash flow to service and repay our loans and maintain growth in their businesses or market share. We do not intend to invest to any significant degree in start-up companies, turnaround situations or companies with speculative business plans.

●	Proven management teams. We focus on companies that have experienced management teams with an established track record of success. We typically prefer our portfolio companies to have proper incentives in place, which may include non-cash and performance-based compensation, to align management’s goals with ours.

●	Private equity sponsorship. Often, we seek to participate in transactions sponsored by what we believe to be sophisticated and seasoned private equity firms. FSIC III Advisor’s management team believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company is an endorsement of the quality of the investment. Further, by co-investing with such experienced private equity firms which commit significant sums of equity capital ranking junior in priority of payment to our debt investments, we may benefit from the due diligence review performed by the private equity firm, in addition to our own due diligence review. Further, strong private equity sponsors with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational or financial issues arise, which could provide additional protections for our investments.

●	Allocation among various issuers and industries. We seek to allocate our portfolio broadly among issuers and industries, thereby attempting to reduce the risk of a downturn in any one company or industry having a disproportionate adverse impact on the value of our portfolio.

●	Viable exit strategy. While we attempt to invest in securities that may be sold in a privately negotiated over-the-counter market, providing us a means by which we may exit our positions, we expect that a large portion of our portfolio may not be sold on this secondary market. For any investments that are not able to be sold within this market, we focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

In addition, in an order dated June 4, 2013, the SEC granted exemptive relief that, subject to the satisfaction of certain conditions, expands our ability to co-invest in certain privately negotiated investment transactions with our co-investment affiliates, which we believe has and may continue to enhance our ability to further our investment objectives and strategies.

Potential Competitive Strengths

We believe that we offer investors the following potential competitive strengths:

Global platform with seasoned investment professionals

We believe that the breadth and depth of the experience of FSIC III Advisor’s senior management team, together with the wider resources of GSO’s investment team, which is dedicated to sourcing, structuring, executing, monitoring and harvesting a broad range of private investments, as well as the specific expertise of GDFM, provide us with a significant competitive advantage in sourcing and analyzing attractive investment opportunities.

Long-term investment horizon

Our long-term investment horizon gives us great flexibility, which we believe allows us to maximize returns on our investments. Unlike most private equity and venture capital funds, as well as many private debt funds, we are not required to return capital to our stockholders once we exit a portfolio investment. We believe that freedom from such capital return requirements, which allows us to invest using a longer-term focus, provides us with the opportunity to increase total returns on invested capital, compared to other private company investment vehicles.

GDFM transaction sourcing capability

FSIC III Advisor seeks to leverage GDFM’s significant access to transaction flow. GDFM seeks to generate investment opportunities through syndicate and club deals (generally, investments made by a small group of investment firms) and, subject to regulatory constraints as discussed under “Regulation,” and the allocation policies of GDFM and its affiliates, as applicable, also through GSO’s direct origination channels. GDFM also relies on its relationships with private equity sponsors, investment banks and commercial banks to source investment opportunities. These include significant contacts to participants in the credit and leveraged finance marketplace, which it can draw upon in sourcing investment opportunities for us. With respect to syndicate and club deals, GDFM has built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the long track record of its investment professionals in the leveraged finance marketplace. With respect to GDFM’s origination channel, FSIC III Advisor seeks to leverage the global presence of GSO to generate access to a substantial amount of directly originated transactions with attractive investment characteristics. We believe that the broad network of GDFM provides a significant pipeline of investment opportunities for us. GDFM also has a significant trading platform, which, we believe, allows us access to the secondary market for investment opportunities.

Disciplined, income-oriented investment philosophy

FSIC III Advisor and GDFM employ a defensive investment approach focused on long-term credit performance and principal protection. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at portfolio companies which would result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining the potential for long-term capital appreciation.

Investment expertise across all levels of the corporate capital structure

FSIC III Advisor and GDFM believe that their broad expertise and experience investing at all levels of a company’s capital structure enable us to manage risk while affording us the opportunity for significant returns on our investments. We attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform in a broad range of economic conditions.

Operating and Regulatory Structure

Our investment activities are managed by FSIC III Advisor and supervised by our board of directors, a majority of whom are independent. Under the investment advisory and administrative services agreement, we have agreed to pay FSIC III Advisor an annual base management fee based on the average weekly value of our gross assets as well as incentive fees based on our performance. See “Investment Advisory and Administrative Services Agreement” for a description of the fees we pay to FSIC III Advisor.

From time to time, FSIC III Advisor may enter into sub-advisory relationships with registered investment advisers that possess skills or attributes that FSIC III Advisor believes will aid it in achieving our investment objectives. FSIC III Advisor has engaged GDFM to act as our investment sub-adviser. GDFM assists FSIC III Advisor in identifying investment opportunities and makes investment recommendations for approval by FSIC III Advisor according to guidelines set by FSIC III Advisor.

FSIC III Advisor oversees our day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FSIC III Advisor also performs, or oversees the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records that we are required to maintain and preparing reports for our stockholders and reports filed with the SEC. In addition, FSIC III Advisor assists us in calculating our net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.

We reimburse FSIC III Advisor for expenses necessary to perform services related to our administration and operations, including FSIC III Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to us on behalf of FSIC III Advisor. The amount of this reimbursement is set at the lesser of (1) FSIC III Advisor’s actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. FSIC III Advisor allocates the cost of such services to us based on factors such as assets, revenues, time allocations and/or other reasonable metrics. Our board of directors reviews the methodology employed in determining how the expenses are allocated to us and the proposed allocation of administrative expenses among us and certain affiliates of FSIC III Advisor. Our board of directors then assesses the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors compares the total amount paid to FSIC III Advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We do not reimburse FSIC III Advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of FSIC III Advisor.

We have contracted with State Street to provide various accounting and administrative services, including, but not limited to, preparing preliminary financial information for review by FSIC III Advisor, preparing and monitoring expense budgets, maintaining accounting and corporate books and records, processing trade information provided by us and performing testing with respect to RIC compliance. Prior to April 1, 2015, we had contracted with Vigilant Compliance, LLC to provide the services of Salvatore Faia as our chief compliance officer.

As a BDC, we are required to comply with certain regulatory requirements. Also, while we are permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects pursuant to the 1940 Act. Within the limits of existing regulation, we will adjust our use of debt, according to market conditions, to the level we believe will allow us to generate maximum risk-adjusted returns. See “Regulation.” We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code.

Investment Types

Our portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase or otherwise acquire minority interests in target companies, in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity. Any such minority interests are generally acquired in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. FSIC III Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure, where returns tend to be stronger in a more stable or growing economy, but less secure in weak economic environments. Below is a diagram illustrating where these investments lie in a typical portfolio company’s capital structure. Senior secured debt is situated at the top of the capital structure and typically has the first claim on the assets and cash flows of the company, followed by second lien secured debt, subordinated debt, preferred equity and, finally, common equity. Due to this priority of cash flows, an investment’s risk increases as it moves further down the capital structure. Investors are usually compensated for this risk associated with junior status in the form of higher returns, either through higher interest payments or potentially higher capital appreciation. We rely on FSIC III Advisor’s and GDFM’s experience to structure investments, possibly using all levels of the capital structure, which we believe will perform in a broad range of economic environments.

Typical Leveraged Capital Structure Diagram

Senior Secured Loans

Senior secured loans are situated at the top of the capital structure. Because these loans generally have priority in payment, they carry the least risk among all investments in a firm. Generally, our senior secured loans are expected to have maturities of three to seven years, offer some form of amortization, and have first priority security interests in the assets of the borrower. Generally, we expect that the interest rate on our senior secured loans typically will have variable rates ranging between 6.0% and 10.0% over a standard benchmark, such as the prime rate or LIBOR.

Second Lien Secured Loans

Second lien secured loans are immediately junior to senior secured loans and have substantially the same maturities, collateral and covenant structures as senior secured loans. Second lien secured loans, however, are granted a second priority security interest in the assets of the borrower, which means that any realization of collateral will generally be applied to pay senior secured loans in full before second lien secured loans are paid and the value of the collateral may not be sufficient to repay in full both senior secured loans and second lien secured loans. In return for this junior ranking, second lien secured loans generally offer higher returns compared to senior secured debt. These higher returns come in the form of higher interest and in some cases the potential for equity participation through warrants, though to a lesser extent than with subordinated loans. Generally, we expect these loans to carry a fixed rate, or a floating current yield of 8.0% to 12.0% over a standard benchmark. In addition, we may receive additional returns from any warrants we may receive in connection with these investments.

Senior Secured Bonds

Senior secured bonds are generally secured by collateral on a senior, pari passu or junior basis with other debt instruments in an issuer’s capital structure and have similar maturities and covenant structures as senior secured loans. Generally, we expect these investments to carry a fixed rate of 7.0% to 14.0%.

Subordinated Debt

In addition to senior secured loans, second lien secured loans and senior secured bonds, we may invest a portion of our assets in subordinated debt. Subordinated debt investments usually rank junior in priority of payment to senior debt and are often unsecured, but are situated above preferred equity and common equity in the capital structure. In return for their junior status compared to senior debt, subordinated debt investments typically offer higher returns through both higher interest rates and possible equity ownership in the form of warrants, enabling the lender to participate in the capital appreciation of the borrower. These warrants typically require only a nominal cost to exercise. We generally target subordinated debt with interest-only payments throughout the life of the security, with the principal due at maturity. Typically, subordinated debt investments have maturities of five to ten years. Generally, we expect these securities to carry a fixed rate or a floating current yield of 7.0% to 14.0% over a standard benchmark. In addition, we may receive additional returns from any warrants we may receive in connection with these investments. In some cases, a portion of the total interest may accrue or be PIK.

Equity and Equity-Related Securities

While we intend to maintain our focus on investments in debt securities, from time to time, when we see the potential for extraordinary gain, or in connection with securing particularly favorable terms in a debt investment, we may enter into investments in preferred or common equity, typically in conjunction with a private equity sponsor we believe to be sophisticated and seasoned. In addition, we typically receive the right to make equity investments in a portfolio company whose debt securities we hold in connection with the next equity financing round for that company. This right may provide us with the opportunity to further enhance our returns over time through equity investments in our portfolio companies. In addition, we may hold equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, generally obtained in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In the future, we may achieve liquidity through a merger or acquisition of a portfolio company, a public offering of a portfolio company’s stock or by exercising our right, if any, to require a portfolio company to repurchase the equity-related securities we hold. With respect to any preferred or common equity investments, we expect to target an annual investment return of at least 15%.

Non-U.S. Securities

We may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies, to the extent permitted by the 1940 Act.

Collateralized Loan Obligations

We may invest in CLOs, which are a form of securitization where payments from multiple loans are pooled together. Investors may purchase one or more tranches of a CLO and each tranche typically reflects a different level of seniority in payment from the CLO.

Other Securities

We may also invest from time to time in derivatives, including total return swaps and credit default swaps. We anticipate that any use of derivatives would primarily be as a substitute for investing in conventional securities. See “Risk Factors—Risks Related to Our Investments—We may from time to time enter into credit default swaps or other derivative transactions which expose us to certain risks, including credit risk, market risk, liquidity risk and other risks similar to those associated with the use of leverage.” See also “Risk Factors—Risks Related to Our Investments—We have entered into a total return swap agreement which exposes us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage” for a discussion of certain risks associated with the TRS.

Cash and Cash Equivalents

We may maintain a certain level of cash or equivalent instruments, including money market funds, to make follow-on investments, if necessary, in existing portfolio companies or to take advantage of new opportunities.

Comparison of Targeted Debt Investments to Corporate Bonds

Loans to private companies are debt instruments that can be compared to corporate bonds to aid an investor’s understanding. As with corporate bonds, loans to private companies can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. As is the case in the corporate bond market, we will require greater returns for securities that we perceive to carry increased risk. The companies in which we invest may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and, in many cases, will not be rated by national rating agencies. When our targeted debt investments do carry ratings from a NRSRO, we believe that such ratings generally will be below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by S&P). To the extent we make unrated investments, we believe that such investments would likely receive similar ratings if they were to be examined by a NRSRO. Compared to below-investment grade corporate bonds that are typically available to the public, our targeted senior secured and second lien secured loan investments are higher in the capital structure, have priority in receiving payment, are secured by the issuer’s assets, allow the lender to seize collateral if necessary, and generally exhibit higher rates of recovery in the event of default. Corporate bonds, on the other hand, are often unsecured obligations of the issuer.

The market for loans to private companies possesses several key differences compared to the corporate bond market. For instance, due to a possible lack of debt ratings for certain middle market firms, and also due to the reduced availability of information for private companies, investors must conduct extensive due diligence investigations before committing to an investment. This intensive due diligence process gives the investor significant access to management, which is often not possible in the case of corporate bondholders, who rely on underwriters, debt rating agencies and publicly available information for due diligence reviews and monitoring of corporate issuers. While holding these investments, private debt investors often receive monthly or quarterly updates on the portfolio company’s financial performance, along with possible representation on the company’s board of directors, which allows the investor to take remedial action quickly if conditions happen to deteriorate. Due to reduced liquidity, the relative scarcity of capital and extensive due diligence and expertise required on the part of the investor, we believe that private debt securities typically offer higher returns than corporate bonds of equivalent credit quality.

Sources of Income

The primary means through which our stockholders will receive a return of value is through interest income, dividends and capital gains generated by our investments. In addition to these sources of income, we may receive fees paid by our portfolio companies, including one-time closing fees paid at the time each investment is made. Closing fees typically range from 1.0% to 2.0% of the purchase price of an investment. In addition, we may generate revenues in the form of non-recurring commitment, origination, structuring or diligence fees, fees for providing managerial assistance, consulting fees and performance-based fees.

Risk Management

We seek to limit the downside potential of our investment portfolio by:

●	applying our investment strategies guidelines for portfolio investments;

●	requiring a total return on investments (including both interest and potential appreciation) that adequately compensates us for credit risk;

●	allocating our portfolio among various issuers and industries, size permitting, with an adequate number of companies, across different industries, with different types of collateral; and

●	negotiating or seeking debt investments with covenants or features that protect us while affording portfolio companies flexibility in managing their businesses consistent with preservation of capital, which may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights.

We may also enter into interest rate hedging transactions at the sole discretion of FSIC III Advisor. Such transactions will enable us to selectively modify interest rate exposure as market conditions dictate.

Affirmative Covenants

Affirmative covenants require borrowers to take actions that are meant to ensure the solvency of the company, facilitate the lender’s monitoring of the borrower, and ensure payment of interest and loan principal due to lenders. Examples of affirmative covenants include covenants requiring the borrower to maintain adequate insurance, accounting and tax records, and to produce frequent financial reports for the benefit of the lender.

Negative Covenants

Negative covenants impose restrictions on the borrower and are meant to protect lenders from actions that the borrower may take that could harm the credit quality of the lender’s investments.

Examples of negative covenants include restrictions on the payment of dividends and restrictions on the issuance of additional debt without the lender’s approval. In addition, certain covenants restrict a borrower’s activities by requiring it to meet certain earnings interest coverage ratio and leverage ratio requirements. These covenants are also referred to as financial or maintenance covenants.

Investment Process

The investment professionals employed by FSIC III Advisor and GDFM have spent their careers developing the resources necessary to invest in private companies. Our transaction process is highlighted below.

Our Transaction Process

Sourcing

In order to source transactions, FSIC III Advisor seeks to leverage GDFM’s significant access to transaction flow, along with GDFM’s trading platform. GDFM seeks to generate investment opportunities through its trading platform, through syndicate and club deals, through relationships with investment banks, which may be exclusive to GDFM, and, subject to regulatory constraints and the allocation policies of GDFM and its affiliates, as applicable, through GSO’s direct origination channels. With respect to syndicate and club deals, GDFM has built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the long track record of its investment professionals in the leveraged finance marketplace. GDFM may compensate certain brokers or other financial services firms out of its own profits or revenues for services provided in connection with the identification of appropriate investment opportunities. With respect to GDFM’s origination channel, FSIC III Advisor seeks to leverage the global presence of GSO to generate access to a substantial amount of directly originated transactions with attractive investment characteristics. We believe that the broad network of GDFM provides a significant pipeline of investment opportunities for us.

Evaluation

Initial Review. In its initial review of an investment opportunity to present to FSIC III Advisor, GDFM’s transaction team examines information furnished by the target company and external sources, including rating agencies, if applicable, to determine whether the investment meets our basic investment criteria and other guidelines specified by FSIC III Advisor, within the context of proper allocation of our portfolio among various issuers and industries, and offers an acceptable probability of attractive returns with identifiable downside risk. For the majority of securities available on the secondary market, a comprehensive analysis is conducted and continuously maintained by a dedicated GDFM research analyst, the results of which are available for the transaction team to review. In the case of a directly originated transaction, FSIC III Advisor and GDFM conduct detailed due diligence investigations as necessary.

Credit Analysis/Due Diligence. Before undertaking an investment, the transaction teams from FSIC III Advisor and GDFM conduct a thorough due diligence review of the opportunity to ensure the company fits our investment strategies, which may include:

●	a full operational analysis to identify the key risks and opportunities of the target’s business, including a detailed review of historical and projected financial results;

●	a detailed analysis of industry dynamics, competitive position, regulatory, tax and legal matters;

●	on-site visits, if deemed necessary;

●	background checks to further evaluate management and other key personnel;

●	a review by legal and accounting professionals, environmental or other industry consultants, if necessary;

●	financial sponsor due diligence, including portfolio company and lender reference checks, if necessary; and

●	a review of management’s experience and track record.

When possible, our advisory team seeks to structure transactions in such a way that our target companies are required to bear the costs of due diligence, including those costs related to any outside consulting work we may require.

Execution

Recommendation. FSIC III Advisor has engaged GDFM to identify and recommend investment opportunities for its approval. GDFM seeks to maintain a defensive approach toward its investment recommendations by emphasizing risk control in its transaction process, which includes (i) the pre-review of each opportunity by one of its portfolio managers to assess the general quality, value and fit relative to our portfolio, (ii) where possible, transaction structuring with a focus on preservation of capital in varying economic environments and (iii) ultimate approval of investment recommendations by GDFM’s investment committee.

Approval. After completing its internal transaction process, GDFM makes formal recommendations for review and approval by FSIC III Advisor. In connection with its recommendation, it transmits any relevant underwriting material and other information pertinent to the decision-making process. In addition, GDFM makes its staff available to answer inquiries by FSIC III Advisor in connection with its recommendations. The consummation of a transaction requires unanimous approval of the members of FSIC III Advisor’s investment committee.

Monitoring

Portfolio Monitoring. FSIC III Advisor, with the help of GDFM, monitors our portfolio with a focus toward anticipating negative credit events. To maintain portfolio company performance and help to ensure a successful exit, FSIC III Advisor and GDFM work closely with, as applicable, the lead equity sponsor, loan syndicator, portfolio company management, consultants, advisers and other security holders to discuss financial position, compliance with covenants, financial requirements and execution of the company’s business plan. In addition, depending on the size, nature and performance of the transaction, we may occupy a seat or serve as an observer on a portfolio company’s board of directors or similar governing body.

Typically, FSIC III Advisor and GDFM receive financial reports detailing operating performance, sales volumes, margins, cash flows, financial position and other key operating metrics on a quarterly basis from our portfolio companies. FSIC III Advisor and GDFM use this data, combined with due diligence gained through contact with the company’s customers, suppliers, competitors, market research and other methods, to conduct an ongoing, rigorous assessment of the company’s operating performance and prospects. GDFM may rely on brokers or other financial services firms that may help identify potential investments from time to time for assistance in monitoring these investments.

In addition to various risk management and monitoring tools, FSIC III Advisor uses an investment rating system to characterize and monitor the expected level of returns on each investment in our portfolio. FSIC III Advisor uses an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Investment exceeding expectations and/or capital gain expected.
2	Performing investment generally executing in accordance with the portfolio company’s business plan—full return of principal and interest expected.
3	Performing investment requiring closer monitoring.
4	Underperforming investment—some loss of interest or dividend possible, but still expecting a positive return on investment.
5	Underperforming investment with expected loss of interest and some principal.

FSIC III Advisor monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. In connection with valuing our assets, our board of directors reviews these investment ratings on a quarterly basis. In the event that our advisory team determines that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, FSIC III Advisor will attempt to sell the asset in the secondary market, if applicable, or to implement a plan to attempt to exit the investment or to correct the situation.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of June 30, 2017 and December 31, 2016 (dollar amounts are presented in thousands):

	June 30, 2017		December 31, 2016
Investment Rating	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
1	$34,561	1%	$31,381	1%
2	3,209,466	93%	3,060,613	94%
3	146,966	4%	115,673	4%
4	44,846	2%	28,191	1%
5	4,240	0%	7,452	0%

Total	$3,440,079	100%	$3,243,310	100%

The amount of the portfolio in each grading category may vary substantially from period to period resulting primarily from changes in the composition of the portfolio as a result of new investment, repayment and exit activities. In addition, changes in the grade of investments may be made to reflect our expectation of performance and changes in investment values.

Valuation Process. Each quarter, we value investments in our portfolio, and such values are disclosed each quarter in reports filed with the SEC. Investments for which market quotations are readily available are recorded at such market quotations. With respect to investments for which market quotations are not readily available, our board of directors determines the fair value of such investments in good faith, utilizing the input of our valuation committee, FSIC III Advisor and any other professionals or materials that our board of directors deems worthy and relevant, including GDFM, independent third-party pricing services and independent third-party valuation services, if applicable. See “Determination of Net Asset Value.”

Managerial Assistance. As a BDC, we must offer, and provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Depending on the nature of the assistance required, FSIC III Advisor or GDFM will provide such managerial assistance on our behalf to portfolio companies that request this assistance. To the extent fees are paid for these services, we, rather than FSIC III Advisor or GDFM, will retain any fees paid for such assistance.

Exit

While we attempt to invest in securities that may be sold in a privately negotiated over-the-counter market, providing us a means by which we may exit our positions, we expect that a large portion of our portfolio may not be sold on this secondary market. For any investments that are not able to be sold within this market, we focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

Employees

We do not currently have any employees. Each of our executive officers is a principal, officer or employee of FSIC III Advisor, which manages and oversees our investment operations. In the future, FSIC III Advisor may retain additional investment personnel based upon its needs. See “Investment Advisory and Administrative Services Agreement.”

Facilities

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. We believe that our office facilities are suitable and adequate for our business as it is presently conducted.

Legal Proceedings

Neither we nor FSIC III Advisor is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or against FSIC III Advisor.

From time to time, we and individuals employed by FSIC III Advisor may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material adverse effect upon our financial condition or results of operations.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value of our investment portfolio each quarter. Securities are valued at fair value as determined in good faith by our board of directors. In connection with that determination, FSIC III Advisor provides our board of directors with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by independent third-party valuation services.

ASC Topic 820 issued by the FASB clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, we undertake a multi-step valuation process each quarter, as described below:

●	our quarterly fair valuation process begins with FSIC III Advisor’s management team reviewing and documenting valuations of each portfolio company or investment, which valuations may be obtained from an independent third-party valuation service, if applicable;

●	FSIC III Advisor’s management team then provides the valuation committee with the preliminary valuations for each portfolio company or investment;

●	preliminary valuations are then discussed with the valuation committee;

●	the valuation committee reviews the preliminary valuations and FSIC III Advisor’s management team, together with our independent third-party valuation services, if applicable, supplement the preliminary valuations to reflect any comments provided by the valuation committee;

●	following its review, the valuation committee will recommend that our board of directors approve our fair valuations; and

●	our board of directors discusses the valuations and determines the fair value of each such investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of FSIC III Advisor, the valuation committee and any independent third-party valuation services, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on our consolidated financial statements. In making its determination of fair value, our board of directors may use any approved independent third-party pricing or valuation services. However, our board of directors is not required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information obtained from FSIC III Advisor or any approved independent third-party valuation or pricing service that our board of directors deems to be reliable in determining fair value under the circumstances. Below is a description of factors that FSIC III Advisor’s management team, any approved independent third-party valuation services and our board of directors may consider when determining the fair value of our investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

For convertible debt securities, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value. Our board of directors, in its determination of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

FSIC III Advisor’s management team, any approved independent third-party valuation services and our board of directors may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. FSIC III Advisor’s management team, any approved independent third-party valuation services and our board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the smaller size of portfolio companies relative to comparable firms, as well as such other factors as our board of directors, in consultation with FSIC III Advisor’s management team and any approved independent third-party valuation services, if applicable, may consider relevant in assessing fair value. Generally, the value of our equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

When we receive warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Our board of directors subsequently values these warrants or other equity securities received at their fair value.

The fair values of our investments are determined in good faith by our board of directors. Our board of directors is solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process. Our board of directors has delegated day-to-day responsibility for implementing our valuation policy to FSIC III Advisor’s management team, and has authorized FSIC III Advisor’s management team to utilize independent third-party valuation and pricing services that have been approved by our board of directors. Prior to engaging our third-party valuation firms, FSIC III Advisor’s management team reviewed various factors, including among other things, the firm’s services, pricing and reputation. Certain information considered by FSIC III Advisor’s management team was also provided to our board of directors in connection with its approval of these firms. Our board of directors has also determined by resolution that each of our current third-party valuation service providers is independent of FSIC III Advisor and its affiliates.The valuation committee is responsible for overseeing FSIC III Advisor’s implementation of the valuation process.

We value the TRS in accordance with the TRS Agreement. Pursuant to the TRS Agreement, the value of the TRS is based on the increase or decrease in the value of the loans underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The loans underlying the TRS are valued by Citibank. Citibank bases its valuation on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations are sent to us for review and testing. Our valuation committee and board of directors review and approve the value of the TRS, as well as the value of the loans underlying the TRS, on a quarterly basis. To the extent our valuation committee or board of directors has any questions or concerns regarding the valuation of the loans underlying the TRS, such valuation is discussed or challenged pursuant to the terms of the TRS Agreement. For additional information on the TRS, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Financing Arrangements—Citibank Total Return Swap.”

We periodically benchmark the bid and ask prices we receive from the third-party pricing services and/or dealers, as applicable, against the actual prices at which we purchase and sell our investments. Based on the results of the benchmark analysis and the experience of our management in purchasing and selling these investments, we believe that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), we believe that these valuation inputs are classified as Level 3 within the fair value hierarchy. We may also use other methods, including the use of an independent valuation firm, to determine fair value for securities for which we cannot obtain prevailing bid and ask prices through third-party pricing services or independent dealers, or where our board of directors otherwise determines that the use of such other methods is appropriate. We periodically benchmark the valuations provided by the independent valuation firms against the actual prices at which we purchase and sell our investments. The valuation committee and our board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with our valuation policy.

Determinations in Connection with Offerings

We are offering our shares on a continuous basis at a current Institutional offering price of $8.64 per share; however, to the extent that our net asset value per share increases, we will sell at a price necessary to ensure that shares are not sold at a price per share that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our then-current net offering price, we will reduce our Institutional offering price in order to establish a new Institutional offering price that is not more than 2.5% above our net asset value per share. Therefore, persons who tender subscriptions for shares of our common stock in our continuous public offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock. The initial minimum permitted purchase is $25,000 in shares of our common stock, provided that the dealer manager may waive this requirement in its sole and absolute discretion.

In connection with each weekly closing on the sale of shares of our common stock offered pursuant to this prospectus on a continuous basis, our board of directors or a committee thereof is required, within 48 hours of the time that each closing and sale is made, to make the determination that we are not selling shares of our common stock at a price per share which is below our then-current net asset value per share. Our board of directors or a committee thereof will consider the following factors, among others, in making such determination:

●	the net asset value per share of our common stock disclosed in the most recent periodic report we filed with the SEC;

●	our management’s assessment of whether any material change in the net asset value per share has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed net asset value per share to the period ending two days prior to the date of the closing on and sale of our common stock; and

●	the magnitude of the difference between the net asset value per share disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value per share since the date of the most recently disclosed net asset value per share, and the offering price of the shares of our common stock at the date of closing.

Importantly, this determination does not require that we calculate net asset value in connection with each closing and sale of shares of our common stock, but instead it involves the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price which is below the then-current net asset value per share at the time at which the closing and sale is made.

To the extent that there is a possibility that we may (1) issue shares of our common stock at a price which is below the then-current net asset value per share of our common stock at the time at which the closing and sale is made or (2) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value per share fluctuates by certain amounts in certain circumstances until this prospectus is amended, our board of directors or a committee thereof will elect, in the case of clause (1) above, either to postpone the closing until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be at a price which is below our then-current net asset value per share and, in the case of clause (2) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per share of our common stock offered pursuant to this prospectus, we will update this prospectus by filing a prospectus supplement with the SEC. We will also make updated information available via our website.

MANAGEMENT

Pursuant to our charter and bylaws, our business and affairs are managed under the direction of our board of directors. The responsibilities of our board of directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our board of directors has an audit committee, which is comprised of independent directors, a valuation committee and a nominating and corporate governance committee, and may establish additional committees from time to time as necessary. Each director has been elected to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director. Any director may resign at any time and may be removed with or without cause by the stockholders upon the affirmative vote of at least a majority of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting will indicate that the purpose, or one of the purposes, of the meeting is to determine if the director is to be removed.

A vacancy created by an increase in the number of directors or the death, resignation, adjudicated incompetence or other incapacity of a director may be filled only by a vote of a majority of the remaining directors. As provided in our charter, vacancies among the independent directors’ positions on the board of directors may be filled only by individuals who are nominated by the affirmative vote of a majority of the remaining independent directors in office.

Board of Directors and Executive Officers

Our board of directors consists of ten members, seven of whom are not “interested persons” of us or FSIC III Advisor as defined in Section 2(a)(19) of the 1940 Act and are independent directors under Rule 303A.00 of the NYSE. We refer to these individuals as our independent directors. Members of our board of directors will be elected annually at our annual meeting of stockholders. We are prohibited from making loans or extending credit, directly or indirectly, to our directors or executive officers under Section 402 of the Sarbanes-Oxley Act.

Through its direct oversight role, and indirectly through its committees, our board of directors performs a risk oversight function for us consisting of, among other things, the following activities: (1) at regular and special board of directors meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to our performance and operations; (2) reviewing and approving, as applicable, our compliance policies and procedures; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) overseeing our investment valuation process via our valuation committee that operates pursuant to authority assigned to it by our board of directors; (5) meeting with, or reviewing reports prepared by, the representatives of key service providers, including our investment adviser, administrator, distributor, transfer agent, custodian and independent registered public accounting firm, to review and discuss our activities and to provide direction with respect thereto; and (6) engaging the services of our chief compliance officer to test our compliance procedures and our service providers. Mr. Forman, who is not an independent director, serves as president, chief executive officer and chairman of our board of directors. Our board of directors feels that Mr. Forman, as our co-founder, president and chief executive officer, is the director with the most knowledge of our business strategy and is best situated to serve as chairman of our board of directors. Our charter, as well as regulations governing BDCs generally, requires that a majority of the board of directors be independent directors. While we currently do not have a policy mandating a lead independent director, our board of directors believes that having an independent director fill the lead director role is appropriate. On March 7, 2017, our board of directors appointed Mr. Harrow as lead independent director. The lead independent director, among other things, works with the chairman of our board of directors in the preparation of the agenda for each board meeting and in determining the need for special meetings of the board of directors, chairs any meeting of the independent directors in executive session, facilitates communications between other members of the board of directors and the chairman of our board of directors and/or the chief executive officer and otherwise consults with the chairman of our board of directors and/or the chief executive officer on matters relating to corporate governance and board of directors performance. Our board of directors has concluded that this structure is appropriate given our current size and complexity.

Directors

Information regarding our board of directors is set forth below. We have divided the directors into two groups—interested directors and independent directors. The address for each director is c/o FS Investment Corporation III, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

NAME	AGE	DIRECTOR SINCE	EXPIRATION OF TERM
Interested Directors(1)
Michael C. Forman	56	2013	2018
David J. Adelman	45	2013	2018
Michael J. Heller	53	2014	2018
Independent Directors
James W. Brown	65	2016	2018
Brian R. Ford	68	2013	2018
Jeffrey K. Harrow	60	2014	2018
Daniel J. Hilferty III	60	2014	2018
Steven D. Irwin	57	2013	2018
Robert N.C. Nix, III	62	2013	2018
Peter G. Stanley	75	2014	2018

(1)	“Interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Messrs. Forman and Adelman are each an “interested person” because of their affiliation with FSIC III Advisor. Mr. Heller is an “interested person” because of a material professional relationship he has with Mr. Forman.

Interested Directors

Michael C. Forman has served as our chairman, president and chief executive officer since our inception in June 2013 and as the chairman and chief executive officer of FSIC III Advisor since its inception in October 2013. Mr. Forman also currently serves as chairman, president and chief executive officer of FB Income Advisor, LLC, FS Energy and Power Fund, FS Investment Advisor, LLC, FS Investment Corporation II, FSIC II Advisor, LLC, FS Global Advisor, LLC, FS Global Credit Opportunities Fund, the FSGCOF Closed Funds, FS Investment Corporation IV, FSIC IV Advisor, LLC, the FSGCOF Offered Funds, FS Energy Total Return Fund, FS Energy Advisor, LLC, FS Credit Real Estate Income Trust, Inc. and FS Real Estate Advisor, LLC. Mr. Forman also currently serves as the chairman and chief executive officer of FS Investment Corporation and chairman and president of FS Series Trust. In 2005, Mr. Forman co-founded FB Capital Partners, L.P., an investment firm that previously invested in private equity, senior and mezzanine debt and real estate, and has served as managing general partner since inception. In May 2007, Mr. Forman co-founded FS Investments.

Prior to co-founding FB Capital Partners, L.P., Mr. Forman spent nearly 20 years as an attorney in the Corporate and Securities Department at the Philadelphia based law firm of Klehr, Harrison, Harvey, Branzburg & Ellers LLP, or Klehr Harrison, where he was a partner from 1991 until leaving the firm to focus exclusively on investments. In addition to his career as an attorney and investor, Mr. Forman has been an active entrepreneur and has founded several companies, including companies engaged in the gaming, specialty finance and asset management industries. Mr. Forman serves as a member of the board of directors of a number of private companies. Mr. Forman is also a member of a number of civic and charitable boards, including The Franklin Institute (executive committee member), The Vetri Foundation for Children (chairman), The Barnes Foundation (corporate leadership board member), the Children’s Hospital of Philadelphia (corporate council member), the Center City District Foundation and the Drexel University Board of Trustees. Mr. Forman serves as the co-chair of the capital campaign for The Philadelphia School. Mr. Forman received his B.A., summa cum laude, from the University of Rhode Island, where he was elected Phi Beta Kappa, and received his J.D. from Rutgers University.

Mr. Forman has extensive experience in corporate and securities law and has founded and served in a leadership role of various companies, including FSIC III Advisor, which serves as our investment adviser. Our board of directors believes Mr. Forman’s experience and his positions as our and FSIC III Advisor’s chief executive officer make him a significant asset to us.

David J. Adelman has served as our vice-chairman since June 2013 and as the vice-chairman of FSIC III Advisor since its inception in October 2013. Mr. Adelman also currently serves as the vice-chairman of FS Investment Corporation, FB Income Advisor, LLC, FS Energy and Power Fund, FS Investment Advisor, LLC, FS Investment Corporation II, FSIC II Advisor, LLC, FS Global Advisor, LLC, FS Global Credit Opportunities Fund, the FSGCOF Closed Funds, FS Investment Corporation IV, FSIC IV Advisor, LLC, the FSGCOF Offered Funds, FS Energy Total Return Fund and FS Energy Advisor, LLC. Mr. Adelman has significant managerial and investment experience and has served as the president and chief executive officer of Philadelphia based Campus Apartments, Inc., or Campus Apartments, since 1997. Campus Apartments develops, manages, designs and privately finances more than 220 upscale housing facilities for colleges and universities across the United States. In 2006, Campus Apartments entered into a $1.1 billion venture with GIC Real Estate Pte Ltd., the real estate investment arm of the Government of Singapore Investment Corporation, in which Campus Apartments uses the venture’s capital to acquire, develop, operate and manage student housing projects across the United States. In addition to his duties as president and chief executive officer of Campus Apartments, Mr. Adelman has been the chief executive officer of Campus Technologies, Inc. since 2001, the vice-chairman of University City District board of directors since 1997, board member of Actua Corporation (formerly known as ICG Group, Inc.) since June 2011 and a member of the National Multifamily Council (NMHC) and the Young Presidents’ Organization. Mr. Adelman formerly served as a board member of Hyperion Bank and on the executive committee of the Urban Land Institute’s Philadelphia Chapter. Mr. Adelman is also an active private investor and entrepreneur, having co-founded FS Investments with Mr. Forman. Mr. Adelman received his B.A. in Political Science from Ohio State University.

Mr. Adelman has substantial management, operational and financial expertise generated through his leadership roles for public and private companies, including his service as president and chief executive officer of Campus Apartments. Mr. Adelman also serves on the board of directors and in other leadership roles for various charitable and civic organizations. These varied activities have provided him, in the opinion of our board of directors, with experience and insight which is beneficial to us.

Michael J. Heller is a shareholder at the law firm of Cozen O’Connor, P.C., where he currently serves as the firm’s chief executive officer, and has served in such capacity since January 1, 2013. Immediately prior to that, Mr. Heller was the president and executive partner of Cozen O’Connor, P.C. from October 2011 to December 2013. He also currently serves on the board of trustees of FS Energy and Power Fund and the board of directors of FS Investment Corporation and FS Investment Corporation II. He also serves as a member of FS Energy and Power Fund’s valuation committee. Mr. Heller also serves as a member of FS Investment Corporation’s valuation committee. He is also chairman of FS Investment Corporation II’s nominating and corporate governance committee and serves as a member of its valuation committee. Mr. Heller is a corporate and securities lawyer whose practice is devoted to representing private equity and venture capital funds as well as counseling entrepreneurs and middle market businesses in various corporate matters, including the structuring of capital-raising transactions and merger and acquisition transactions. Prior to becoming the president and chief executive officer of Cozen O’Connor, P.C., Mr. Heller was the chairman of the Business Law Department from January 2007, and he served as vice-chairman of Cozen O’Connor, P.C.’s Business Law Department from 2002 until January 2007. He is also an officer of FGH Partners, LLC (a private investor). Mr. Heller has been a member of the board of directors of Beachbody, LLC since November 2012. In addition, Mr. Heller has been a member of the boards of directors of Cozen O’Connor, P.C. and Hanover Fire and Casualty Insurance Company, a privately held property and casualty insurance company, and a member of the board of trustees of Thomas Jefferson University Hospital since January 2007, May 2004 and July 2012, respectively. Mr. Heller received a B.S. in Accounting, summa cum laude, from The Pennsylvania State University, and a J.D., magna cum laude, from Villanova University, where he was a Law Review editor and a member of the Order of the Coif.

Mr. Heller has extensive experience in corporate and securities law matters and has represented various private equity and venture capital funds. Further, Mr. Heller serves on the boards of several private companies and civic and charitable organizations. These activities have provided him, in the opinion of the Board, with experience and insight which is beneficial to us.

Independent Directors

James W. Brown served as the Chief of Staff to United States Senator Robert P. Casey, Jr. from January 2007 to February 2016. Before joining Senator Casey’s staff, Mr. Brown was a founding partner of SCP Private Equity Partners from 1996 to 2006 and a managing director of CIP Capital, a private equity firm, from 1994 to 2006. Mr. Brown also served as a partner at the law firm Dilworth Paxson LLP from 1985 to 1987. He has served as a director of a number of companies, both public and privately held, and was chairman of the board of directors of TMG Health, Inc. from 1998 to 2006 and chairman of the board of directors of AirNet Communications Corporation from 1999 to 2005. He was a trustee of the Pennsylvania State Employees’ Retirement System from 1993 to 1997, a trustee/designee of the Pennsylvania Public School Employees’ Retirement System from 1991 to 1994, a chairman of the Finance Committee of the Pennsylvania Housing Finance Agency from 1992 to 1994, and the Chief of Staff to Pennsylvania Governor Robert P. Casey from 1989 to 1994. Throughout his career, Mr. Brown has also had a strong interest in education especially for disadvantaged children. He was a trustee of the Gesu School (a grade school in North Philadelphia) from 1995 to 2006, a founding trustee of the Young Scholars Charter School from 2000 to 2006, also in North Philadelphia, chairman of the board of directors of the Pennsylvania State System of Higher Education Foundation from 2005 to 2006 and a trustee of Immaculata University from 2004 to 2006. He taught as an adjunct professor in Villanova University’s undergraduate Honors Program from 1991 to 2005 and was appointed to become a member of the board of managers of the Milton Hershey School and the board of directors of the Hershey Trust Company in February 2016. Mr. Brown received a B.A. from Villanova University and his J.D. from the University of Virginia School of Law.

Mr. Brown’s extensive service in both the public and private sector has provided him, in the opinion of our board directors, with experience and insight which is beneficial to us.

Brian R. Ford retired as a partner of Ernst & Young LLP, a multinational professional services firm, in July 2008, where he was employed since 1971. Mr. Ford currently serves on the board of various public companies, including GulfMark Offshore, Inc. (“GulfMark”), a global provider of marine transportation, since March 2009. He also has served as the chairman of the audit committee of GulfMark since March 2011. Mr. Ford has also served on the board of NRG Yield, Inc. (“NRG”) which invests in contracted renewable and conventional generation and thermal infrastructure assets, since July 2013, has served on its audit committee, compensation committee and corporate governance and conflicts and nominating committee since July 2013 and has served as the chairman of its audit committee since January 2016. He has also served on the board of AmeriGas Propane, Inc., a propane company, since November 2013, and has served as a member of its audit committee and corporate governance committee since November 2013. Mr. Ford serves as a member of the board of trustees of FS Energy Total Return Fund and as a member of the nominating and corporate governance committee and the chairman of the audit committee of FS Energy Total Return Fund and has presided in such roles since November 2016, February 2017 and February 2017, respectively. Mr. Ford was previously the chief executive officer of Washington Philadelphia Partners, LP, a real estate investment company, from July 2008 to April 2010. He also has served on the boards of Drexel University and Drexel University College of Medicine since March 2004 and March 2009, respectively. Mr. Ford received his B.S. in Economics from Rutgers University. He is a Certified Public Accountant.

Mr. Ford’s extensive financial accounting experience and service on the boards of public companies, in the opinion of our board of directors, provides him with insight which is beneficial to us.

Jeffrey K. Harrow has served as our lead independent director since March 2017. Mr. Harrow also has been chairman of Sparks Marketing Group, Inc. (“Sparks”) since 2001. Mr. Harrow is responsible for both operating divisions of Sparks, which includes Sparks Custom Retail and Sparks Exhibits & Environments, with offices throughout the United States and China. Sparks’ clients include a number of Fortune 500 companies. Prior to joining Sparks, Mr. Harrow served as president and chief executive officer of CMPExpress.com from 1999 to 2000. Mr. Harrow created the strategy that allowed CMPExpress.com to move from a Business-to-Consumer marketplace into the Business-to-Business sector. In 2000, Mr. Harrow successfully negotiated the sale of CMPExpress.com to Cyberian Outpost (NASDAQ ticker: COOL). From 1982 through 1998, Mr. Harrow was the president, chief executive officer and a director of Travel One, a national travel management company. Mr. Harrow was responsible for growing the company from a single office location to more than 100 offices in over 40 cities and to its rank as the 6th largest travel management company in the United States. Under his sales strategy, annual revenues grew from $8 million to just under $1 billion. During this time, Mr. Harrow purchased nine travel companies in strategic cities to complement Travel One’s organic growth. In 1998, Mr. Harrow and his partners sold Travel One to American Express. In addition to serving as a board member of Sparks, Mr. Harrow serves as a member of the board of directors of FS Investment Corporation and as the chairman of FS Investment Corporation’s nominating and corporate governance committee. Mr. Harrow’s past directorships include service as a director of Cherry Hill National Bank, Hickory Travel Systems, Marlton Technologies and Ovation Travel Group and the Dean’s Board of Advisors of The George Washington University School of Business. Mr. Harrow is a graduate of The George Washington University School of Government and Business Administration, where he received his B.B.A. in 1979.

Mr. Harrow has served in a senior executive capacity at various companies, as well as a member of various boards. His extensive service at various companies has provided him, in the opinion of our board of directors, with experience and insight which is beneficial to us.

Daniel J. Hilferty III is the president and chief executive officer of Independence Blue Cross, a health insurer, and has presided in such capacity since December 2010. He previously served as the president of Independence Blue Cross’ health markets division from December 2009 to December 2010 and as the president and chief executive officer of AmeriHealth Mercy Family of

Companies (now AmeriHealth Caritas), a managed-care company, from March 1996 to December 2009. Mr. Hilferty also currently serves on the boards of various private organizations, including as a member and vice chairman of the board of trustees of Saint Joseph’s University since June 2007 and June 2010, respectively, and as a member of the board of directors and chairman of the health policy and advocacy committee of Blue Cross Blue Shield Association since December 2010 and December 2013, respectively. Mr. Hilferty graduated from the American University Graduate School for Government and Public Administration with a Master’s in Public Administration and received his B.S. in Accounting at Saint Joseph’s University.

Mr. Hilferty’s extensive leadership experience provides him, in the opinion of our board of directors, with attributes that would be beneficial to us.

Steven D. Irwin currently serves as a partner of the law firm LeechTishman Fuscaldo & Lampl, LLC (“Leech Tishman”) and has been with Leech Tishman since September 2001. Mr. Irwin has served as the chairman of its government relations practice group since January 2003, and previously served as a member of its management committee from 2001 to January 2012 and as the chairman of its employment practice group from September 2001 to December 2011. He also has served as a commissioner of banking and securities for the Pennsylvania Department of Banking and Securities (previously the Pennsylvania Securities Commission) from August 2012 to March 2014, which regulates financial services providers, and from March 2014 to November 2015 served as special advisor to the secretary. From October 2006 to August 2012, he served as a commissioner for the Pennsylvania Securities Commission. Mr. Irwin served as the president-elect and as a member of the board of directors of the North American Securities Administrators Association, an association organized to provide investor protection, from September 2010 to October 2013. He also served as a Trustee of the Investor Protection Trust from November 2013 through November 2015. Mr. Irwin has been a member of the board of trustees of the Jewish Healthcare Foundation since December 2013 and as the president and member of the executive committee of Big Brothers Big Sisters of Greater Pittsburgh since 1995. Mr. Irwin received his J.D. from Georgetown University Law Center and received his A.B. in Government from Harvard University.

Mr. Irwin has substantial experience serving in a leadership capacity with respect to securities regulation and providing legal services. Mr. Irwin’s experience, in the opinion of our board of directors, has provided him with insight which is beneficial to us.

Robert N.C. Nix, III is currently of counsel at Obermayer Rebmann Maxwell & Hippel LLP and has served in such capacity since 2005, and is the founder and owner of Pleasant News, Inc., a service provider of retail, news and gift and specialty retail services, food operations and management consulting services, and has served in such capacity since 1995. In addition to these positions, Mr. Nix currently serves on the board of NHS Corporation, a human services provider, and has presided in such role since 1985, and has served on its succession committee since 2013. He has also served on the City of Philadelphia’s Board of Revision of Taxes since 1988 and has served as its secretary since 1993. Mr. Nix also currently serves on the boards of Parkside Recovery, the Fairmount Park Conservancy and the Schuylkill River Development Corporation, and has presided in such roles since 1987, 2003 and 2006, respectively. Mr. Nix received his J.D. from the Nova Law Center and received his B.S. in Economics from the University of Pennsylvania.

Our board of directors determined that Mr. Nix’s extensive service on the boards of various companies has provided him with experience that would be beneficial to us.

Peter G. Stanley is the chairman of the board of directors of Emerging Growth Equities, Ltd., an investment banking firm, and has presided in such capacity since January 2005. Mr. Stanley also serves as a director of J&J Snack Foods Corp., a food and beverage manufacturing and distributing company, and has presided in such role since 1983. He has also served as the chairman of the audit committee and as a member of the compensation committee of J&J Snack Foods Corp. Mr. Stanley previously served as Emerging Growth Equities, Ltd.’s vice chairman of the board from 1999 to 2005. He is also a member of the First Troop Philadelphia City Cavalry, a private military organization and is a trustee emeritus of Camp Tecumseh, a non-profit boys’ camp. Mr. Stanley served in the United States Army National Guard. Mr. Stanley is a graduate of Stonier Graduate School of Banking and received his B.A. in Economics from Dickinson College.

Mr. Stanley has extensive experience with public and private companies. His experience with these companies has provided him, in the opinion of our board of directors, with insight which is beneficial to us.

Executive Officers

The following persons currently serve as our executive officers in the following capacities:

NAME	AGE	POSITIONS HELD
Michael C. Forman	56	President and Chief Executive Officer
James F. Volk	54	Chief Compliance Officer
Edward T. Gallivan, Jr.	55	Chief Financial Officer
Zachary Klehr	38	Executive Vice President
Gerald F. Stahlecker	51	Executive Vice President
Stephen S. Sypherd	40	Vice President, Treasurer and Secretary

The address for each executive officer is c/o FS Investment Corporation III, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Executive Officers Who are Not Directors

James F. Volk has served as our chief compliance officer since April 2015. Mr. Volk also serves as the chief compliance officer of FS Investment Corporation, FS Investment Corporation II, FS Energy and Power Fund, FS Global Credit Opportunities Fund, the FSGCOF Offered Funds, the FSGCOF Closed Funds, FS Investment Corporation IV, FS Energy Total Return Fund, FS Series Trust and FS Credit Real Estate Income Trust, Inc. He is responsible for all compliance and regulatory issues affecting us and such funds. Before joining FS Investments in October 2014, Mr. Volk was the chief compliance officer, chief accounting officer and head of traditional fund operations at SEI Investment Company’s Investment Manager Services market unit. Mr. Volk was also formerly the assistant chief accountant at the SEC’s Division of Investment Management and a senior manager for PricewaterhouseCoopers. Mr. Volk graduated from the University of Delaware with a B.S. in Accounting.

Edward T. Gallivan has served as our chief financial officer since November 2016 and as chief financial officer of FS Investment Corporation IV, FS Energy and Power Fund and FS Energy Total Return Fund. He previously served as our chief financial officer from June 2013 to December 2014. Previously, Mr. Gallivan was a director at BlackRock, Inc. from 2005 to October 2012, where he was head of financial reporting for over 350 mutual funds. From 1988 to 2005, Mr. Gallivan worked at State Street Research & Management Company, where he served as the assistant treasurer of mutual funds. Mr. Gallivan began his career as an auditor at the global accounting firm, PricewaterhouseCoopers LLP, where he practiced as a certified public accountant. Mr. Gallivan received his B.S. in Business Administration (Accounting) degree at Stonehill College in Massachusetts.

Zachary Klehr has served as our executive vice president since our inception in June 2013. Mr. Klehr also currently serves as executive vice president of FS Investment Corporation, FS

Energy and Power Fund, FS Investment Corporation II, FS Global Credit Opportunities Fund, the FSGCOF Offered Funds, the FSGCOF Closed Funds, FS Investment Corporation IV, FS Energy Total Return Fund, FS Series Trust and FS Credit Real Estate Income Trust, Inc. Mr. Klehr has also served in various senior officer capacities for FS Investments and its affiliated investment advisers, including as executive vice president since September 2012. In this role, he focuses on fund administration, portfolio management, fund operations, research, education and communications. Prior to joining FS Investments, Mr. Klehr served as a vice president at Versa Capital Management, or Versa, a private equity firm with approximately $1 billion in assets under management, from July 2007 to February 2011. At Versa, he sourced, underwrote, negotiated, structured and managed investments in middle market distressed companies, special situations and distressed debt. Prior to Versa, Mr. Klehr spent five years at Goldman, Sachs & Co., starting as an analyst in the Investment Banking Division, then in the executive office working on firm-wide strategy covering hedge funds and other complex multi-faceted clients of the firm. Later, he joined the Financial Sponsors Group as an associate where he focused on leveraged buyouts, acquisitions and equity and debt financings for private equity clients. Mr. Klehr received his M.B.A., with honors, from the Wharton School of the University of Pennsylvania and his B.A., cum laude, also from the University of Pennsylvania. He is active in his community and served on the board of trustees of The Philadelphia School where he was a member of the executive, governance, advancement, finance and investment committees.

Gerald F. Stahlecker has served as our executive vice president since our inception in June 2013 and has served as executive vice president of FSIC III Advisor and FS Investments since October 2013 and January 2010, respectively. Mr. Stahlecker also serves as executive vice president of FB Income Advisor, LLC, FS Energy and Power Fund, FS Investment Advisor, LLC, FS Investment Corporation II, FSIC II Advisor, LLC, FS Global Credit Opportunities Fund, the FSGCOF Offered Funds, FS Global Advisor, LLC, FS Investment Corporation IV and FSIC IV Advisor, LLC. Mr. Stahlecker has also served as president of FS Investment Corporation since April 2013 and previously served as its executive vice president from March 2010 to April 2013. Mr. Stahlecker was an independent director of FS Investment Corporation and served as a member of the audit committee and as chairman of the valuation committee from FS Investment Corporation’s inception in December 2007 to December 2009 when he resigned as a director in order to join our affiliates, FB Income Advisor, LLC and FS Investments. Mr. Stahlecker is a former founding partner of Radcliffe Capital Management, L.P., or Radcliffe, a SEC-registered investment advisory firm which manages the Radcliffe Funds, a family of Cayman Islands-based, master-feeder structured hedge funds, as well as separately managed accounts for an institutional investor base. Radcliffe pursues convertible arbitrage, high-yield debt, special situations and event-driven investment strategies. From its founding in October 2002 until selling his interest in Radcliffe in July 2009, Mr. Stahlecker served as managing director and chief operating officer of Radcliffe and was the co-chair of its investment committee. Prior to co-founding Radcliffe and its affiliated entities, from May 1998 through October 2002, Mr. Stahlecker served as an officer and director of Rose Glen Capital Management, L.P., or Rose Glen, a predecessor to Radcliffe. Rose Glen managed hedge funds focusing on directly-negotiated, structured debt and equity investments in public companies. Mr. Stahlecker has extensive experience in structuring and negotiating investment transactions on behalf of investors and issuers and has participated in numerous distressed and special situation restructurings on behalf of investors.

From 1992 to 1998, Mr. Stahlecker was an attorney at Klehr Harrison, where he practiced corporate and securities law. While at Klehr Harrison, Mr. Stahlecker represented hedge funds, venture capital funds and other institutional investors pursuing structured equity and debt investments in public and private companies. Prior to attending law school, from 1987 to 1989, Mr. Stahlecker worked as a senior analyst at Furash & Company, a consulting boutique in Washington, D.C., where he advised banks and other financial institutions regarding mergers and acquisitions, restructurings, asset/liability management and strategic planning. Mr. Stahlecker received his B.S. in Industrial Management, with concentrations in Finance and Strategic Planning, from Carnegie Mellon University and his J.D. from Villanova University Law School, where he was an editor of the Villanova University Environmental Law Journal. Mr. Stahlecker is a member of the board of directors of the Greater Philadelphia Chamber of Commerce. Mr. Stahlecker previously served on the board of directors of the Investment Program Association, an industry trade group, and on the board of trustees of The Philadelphia School where he served as a member of its advancement, finance and investment committees.

Stephen S. Sypherd has served as our vice president, treasurer and secretary since our inception in June 2013. Mr. Sypherd also currently serves as vice president, treasurer and secretary of FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II, FS Global Credit Opportunities Fund, the FSGCOF Offered Funds, the FSGCOF Closed Funds, FS Investment Corporation IV, FS Energy Total Return Fund, FS Series Trust and FS Credit Real Estate Income Trust, Inc. Mr. Sypherd has also served in various senior officer capacities for FS Investments and its affiliated investment advisers, including as senior vice president from December 2011 to August 2014, general counsel since January 2013 and managing director since August 2014. He is responsible for legal and compliance matters across all entities and investment products of FS Investments. Prior to joining FS Investments, Mr. Sypherd served for eight years as an attorney at Skadden, Arps, Slate, Meagher & Flom LLP, where he practiced corporate and securities law. Mr. Sypherd received his B.A. in Economics from Villanova University and his J.D. from the Georgetown University Law Center, where he was an executive editor of the Georgetown Law Journal. He serves on the board of trustees of the University of the Arts (and on the advancement and governance committees of that board).

Committees of Our Board of Directors

Our board of directors has the following committees:

Audit Committee

The primary function of the audit committee is to oversee the integrity of our accounting policies, financial reporting process and system of internal controls regarding finance and accounting policies. The audit committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefor), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The members of the audit committee are Messrs. Ford, Nix and Stanley, each of whom is independent. Mr. Ford serves as the chairman of the audit committee. Our board of directors has determined that Mr. Ford is an “audit committee financial expert” as defined under rules promulgated by the SEC. The audit committee held six meetings during the fiscal year ended December 31, 2016.

Valuation Committee

The primary function of the valuation committee is to establish guidelines and make recommendations to our board of directors on matters relating to the valuation of our investments. The valuation committee establishes guidelines and makes recommendations to our board of directors regarding the valuation of our loans and investments. The members of the valuation committee are Messrs. Harrow, Heller, Irwin and Stanley, of whom Messrs. Harrow, Irwin and Stanley are independent. Mr. Harrow serves as chairman of the valuation committee. The valuation committee held four meetings during the fiscal year ended December 31, 2016.

Nominating and Corporate Governance Committee

The primary function of the nominating and corporate governance committee is to consider and make recommendations to our board of directors regarding certain governance matters,

including selection of directors for election by stockholders, selection of nominees to fill vacancies on our board of directors or a committee thereof, development and revision, as appropriate, of applicable corporate governance documentation and practices and oversight of the evaluation of our board of directors. A stockholder who wishes to recommend a prospective nominee for our board of directors must provide notice to our corporate secretary in accordance with the requirements set forth in our bylaws. See “Description of Our Securities—Provisions of the Maryland General Corporation Law and Our Charter and Bylaws—Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals” for a description of our stockholder nomination procedure. The members of the nominating and corporate governance committee are Messrs. Hilferty, Irwin and Nix, each of whom are independent. Mr. Irwin serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee held three meetings during the fiscal year ended December 31, 2016.

Compensation of Directors

The table below sets forth the compensation received by each of our directors for service during the fiscal year ended December 31, 2016:

Name of Director	Fees Earned or Paid in Cash	Total Compensation
David J. Adelman	—	—
James W. Brown(1)	$112,500	$112,500
Brian R. Ford	$138,500	$138,500
Michael C. Forman	—	—
Jeffrey K. Harrow	$136,500	$136,500
Michael J. Heller	$114,000	$114,000
Daniel J. Hilferty III	$111,000	$111,000
Steven D. Irwin	$134,500	$134,500
Robert N.C. Nix, III	$121,500	$121,500
Peter G. Stanley	$122,500	$122,500

(1)	Appointed to a term that commenced on March 1, 2016.

Our directors who do not also serve in an executive officer capacity for us or FSIC III Advisor are entitled to receive annual cash retainer fees, fees for participating in in-person board and committee meetings and annual fees for serving as a committee chairperson, determined based on our net assets as of the end of each fiscal quarter. These directors are Messrs. Brown, Ford, Harrow, Heller, Hilferty, Irwin, Nix and Stanley. In addition, we will pay an annual cash retainer of $25,000 for the service of our lead independent director. Amounts payable under the arrangement are determined and paid quarterly in arrears as follows:

Net Assets	Annual Cash Retainer Fee	Annual Lead Independent Director Retainer	Board Meeting Fees	Annual Committee Chair Cash Retainer Fees		Committee Meeting Fees
				Audit/Valuation	Nominating and Corporate Governance
$500 million to $1 billion	$60,000	$25,000	$2,500	$15,000	$12,500	$1,000
> $1 billion	$100,000	$25,000	$2,500	$20,000	$15,000	$1,000

We also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We do not pay compensation to our directors who also serve in an executive officer capacity for us or FSIC III Advisor.

Compensation of Executive Officers

Our executive officers do not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of FSIC III Advisor or by individuals who were contracted by us or by FSIC III Advisor to work on behalf of us, pursuant to the terms of the investment advisory and administrative services agreement. Each of our executive officers is an employee of FSIC III Advisor or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by FSIC III Advisor. In addition, we reimburse FSIC III Advisor for our allocable portion of expenses incurred by FSIC III Advisor in performing its obligations under the investment advisory and administrative services agreement, including the allocable portion of the cost of our officers and their respective staffs determined under the investment advisory and administrative services agreement.

Under the terms of the investment advisory and administrative services agreement, upon satisfaction of the minimum offering requirement, FSIC III Advisor became entitled to receive 1.5% of the gross proceeds raised in our continuous public offering of shares of common stock until all offering costs and organization costs funded by FSIC III Advisor or its affiliates (including FS Investments) had been recovered. On April 2, 2014, we satisfied the minimum offering requirement. Since June 7, 2013 (Inception) through December 31, 2014, FS Investments funded approximately $3,801,000 in offering and organization costs, all of which were reimbursed during the period from April 2, 2014 (Commencement of Operations) through December 31, 2014. The reimbursements were recorded as a reduction of capital. During the year ended December 31, 2016, FS Investments did not fund any of our organization and offering costs. As of June 30, 2017, no amounts remain reimbursable to FSIC III Advisor and its affiliates under this arrangement.

The investment advisory and administrative services agreement provides that FSIC III Advisor and its officers, managers, controlling persons and any other person or entity affiliated with it acting as our agent will not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by FSIC III Advisor or such other person, nor will FSIC III Advisor or such other person be held harmless for any loss or liability suffered by us, unless: (1) FSIC III Advisor or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests; (2) FSIC III Advisor or such other person was acting on behalf of or performing services for us; (3) the liability or loss suffered was not the result of negligence or misconduct by FSIC III Advisor or such other person acting as our agent; and (4) the indemnification or agreement to hold FSIC III Advisor or such other person harmless for any loss or liability is only recoverable out of our net assets and not from our stockholders.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of FSIC III Advisor and its investment committee, which is currently led by Michael C. Forman, chief executive officer of FSIC III Advisor and chairman of its investment committee. The other members of FSIC III Advisor’s investment committee are Gerald F. Stahlecker, Zachary Klehr and Sean Coleman. For more information regarding the business experience of Messrs. Forman, Stahlecker and Klehr, see “Management—Board of Directors and Executive Officers.” For more information regarding the business experience of Mr. Coleman, see “—Investment Personnel” below. FSIC III Advisor’s investment committee must unanimously approve each new investment that we make.

The members of FSIC III Advisor’s investment committee are not employed by us, and receive no compensation from us in connection with their portfolio management activities. Consistent with FS Investments’ integrated culture, FS Investments has one firm-wide compensation and incentive structure, which covers investment personnel who render services to us on behalf of FSIC III Advisor. FS Investments’ compensation structure is designed to align the interests of the investment personnel serving us with those of our stockholders and to provide a direct financial incentive to ensure that all of FS Investments’ resources, knowledge and relationships are utilized to maximize risk-adjusted returns for each strategy.

Each of FS Investments’ senior executives, including each of the investment personnel who render services to us on behalf of FSIC III Advisor, receives a base salary and is eligible for a discretionary bonus.

All final compensation decisions are made by members of the management committee of FS Investments based on input from managers. Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of factors, including overall firm performance and individual contribution and performance.

The managers, officers and other personnel of FSIC III Advisor allocate their time between advising us and managing other investment activities and business activities in which they may be involved, including managing and operating the other funds in the Fund Complex. Therefore, FSIC III Advisor, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

Pursuant to the investment sub-advisory agreement between FSIC III Advisor and GDFM, GDFM assists FSIC III Advisor in identifying investment opportunities and making investment recommendations for approval by FSIC III Advisor. In addition, to the extent requested by FSIC III Advisor, GDFM may assist with the monitoring of our portfolio and may make managerial assistance available to certain of our portfolio companies.

Investment Personnel

Our senior staff of investment personnel currently consists of the members of FSIC III Advisor’s investment committee, Messrs. Forman, Stahlecker, Klehr and Coleman. Below is biographical information for Mr. Coleman:

Sean Coleman serves as a managing director of FS Investment Corporation since 2014. Mr. Coleman also served as the chief credit officer of FS Investments and a managing director of its affiliated investment advisers, Mr. Coleman also serves on the investment committee of FB Income Advisor, LLC, FS Investment Advisor, LLC, FSIC II Advisor, LLC and FSIC IV Advisor, LLC.

Before joining FS Investments and its affiliated investment advisers in October 2013, Mr. Coleman worked at Golub Capital, where he served in various capacities, including as a managing director in the direct lending group and as chief financial officer and treasurer of its BDC. Before he joined Golub Capital in September 2005, Mr. Coleman worked in merchant and investment banking, including at Goldman, Sachs & Co. and Wasserstein Perella & Co. Mr. Coleman earned a B.A. in History from Princeton University and an M.B.A. with Distinction from Harvard Business School, where he received the Loeb Award for academic excellence in finance.

In addition to managing our investments, the managers, officers and other personnel of FSIC III Advisor also currently manage the following entities through affiliated investment advisers:

Name	Entity	Investment Focus	Gross Assets(1)
FS Investment Corporation	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$4,110,120
FS Energy and Power Fund	BDC	Primarily invests in debt and income-oriented equity securities of privately held U.S. companies in the energy and power industry.	$4,389,484
FS Investment Corporation II	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$5,088,256
FS Investment Corporation IV	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$313,175
FS Energy Total Return Fund(2)	Closed-end management investment company	Primarily invests in the equity and debt securities of natural resource companies.	$27,310
FS Global Credit Opportunities Fund(3)	Closed-end management investment company	Primarily invests in secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments.	$2,275,829
FS Multi-Strategy Alternatives Fund(4)	Open-end management investment company	Primarily invests in a broad spectrum of alternative investment strategies with low correlation to equity and fixed income markets.	$28,962
FS Credit Real Estate Income Trust, Inc(5)	Real estate investment trust	Primarily invests in senior loans secured by commercial real estate primarily in the U.S.	$200

(1)	As of June 30, 2017, except FS Energy Total Return Fund, which is presented as of April 30, 2017. Amounts presented in thousands.

(2)	FS Energy Total Return Fund commenced investment operations on March 15, 2017.

(3)	Two funds affiliated with FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—ADV and FS Global Credit Opportunities Fund—T2, or together, the FSGCOF Offered Funds, which have the same investment objectives and strategies as FS Global Credit Opportunities Fund, currently offer common shares of beneficial interest to the public and invest substantially all of the net proceeds of their respective offerings in FS Global Credit Opportunities Fund. Three other funds affiliated with FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A, FS Global Credit Opportunities Fund—D and FS Global Credit Opportunities Fund—T, or together, the FSGCOF Closed Funds, which also have the same investment objectives and strategy as FS Global Credit Opportunities Fund, closed their respective continuous public offerings to new investors in April 2016, with respect to FS Global Credit Opportunities Fund—A and FS Global Credit Opportunities Fund—D, and in June 2017, with respect to FS Global Credit Opportunities Fund—T.

(4)	FS Multi-Strategy Alternatives Fund commenced investment operations on May 16, 2017.

(5)	FS Credit Real Estate Income Trust, Inc. commenced investment operations on September 13, 2017.

The table below shows the dollar range of shares of common stock beneficially owned as of December 31, 2016 by each member of the investment committee of FSIC III Advisor, based on the Institutional offering price $8.64 per share as of September 14, 2017:

Name of Investment Committee Member	Dollar Range of Equity Securities in FS Investment Corporation III(1)
Michael C. Forman	$500,001 - $1,000,000
Gerald F. Stahlecker	$50,001 - $100,000
Zachary Klehr	$10,001 - $50,000
Sean Coleman	$10,001 - $50,000

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Key Personnel of the Investment Sub-Adviser

GDFM’s team of dedicated investment professionals provide assistance to FSIC III Advisor pursuant to the investment sub-advisory agreement. Below is biographical information relating to certain key personnel involved in rendering such services:

Brad Marshall is a senior managing director of Blackstone and senior portfolio manager of GSO. Mr. Marshall also sits on several of GSO’s investment committees. Mr. Marshall oversees the investment activities for us, FS Investment Corporation II, FS Investment Corporation III and FS Investment Corporation IV, which are each sub-advised by GDFM. Since joining GSO in 2005, Mr. Marshall has been involved with portfolio management and the ongoing analysis and evaluation of fixed income investment opportunities. Before joining GSO, Mr. Marshall worked in various roles at the Royal Bank of Canada, or RBC, including fixed income research and business development within RBC’s private equity funds effort. Prior to his time with RBC, Mr. Marshall helped develop a private equity funds business for TAL Global, a Canadian asset management division of Canadian Imperial Bank of Commerce, and, prior to that, he co-founded a microchip verification software company where he served as chief finance officer. Mr. Marshall received an M.B.A. from McGill University in Montreal where he was an Academic All-Canadian and a B.A. (Honors) in Economics from Queen’s University in Kingston, Canada.

Daniel H. Smith is a senior managing director of Blackstone and is head of GSO’s long only credit business, which includes GDFM. Mr. Smith is also a member of GSO’s and GDFM’s management committees and sits on several of GSO’s and GDFM’s investment committees. Mr. Smith joined GSO from RBC in 2005. At RBC, Mr. Smith was a managing partner and head of RBC Capital Partners Debt Investments business, RBC’s alternative investments unit responsible for the management of $2.5 billion in capital and a portfolio of merchant banking investments. Prior to joining RBC, Mr. Smith worked at Indosuez Capital, a division of Credit Agricole Indosuez, where he was the co-head and managing director responsible for management of the firm’s $4.0 billion in collateralized loan obligations and a member of the investment committee responsible for a portfolio of private equity co-investments and mezzanine debt investments. Previously, Mr. Smith worked at Van Kampen and Frye Louis Capital Management. Mr. Smith received a Master’s degree in Management from the J.L. Kellogg Graduate School of Management at Northwestern University and a B.S. in Petroleum Engineering from the University of Southern California.

Robert Petrini is a senior managing director of Blackstone where he focuses on private debt investing. Mr. Petrini sits on several of GSO’s investment committees. Prior to joining GSO in 2005, Mr. Petrini was a principal of DLJ Investment Partners, or DLJIP, the mezzanine fund of Credit Suisse’s Alternative Capital Division. His primary responsibility was investing capital in mezzanine debt and structured equity investments. Mr. Petrini joined DLJIP in March 2001 and joined Credit Suisse in November 2000 when Credit Suisse purchased DLJ. Prior to the acquisition of DLJ, Mr. Petrini was a member of DLJ’s Leveraged Finance Group, specializing in financial sponsor transactions since 1997. Mr. Petrini graduated magna cum laude with a B.S. in Economics from the Wharton School of the University of Pennsylvania.
Louis Salvatore is a senior managing director of Blackstone and head of portfolio management of GSO. Mr. Salvatore is also a member of GSO’s management committee and sits on several of GSO’s investment committees. Mr. Salvatore focuses on coordinating all of GSO’s investment committee functions as well as sourcing and investing capital in both public and private opportunities. Before joining GSO in 2005, Mr. Salvatore was a principal of DLJIP. Mr. Salvatore joined CSFB in 2000 when it acquired DLJ, where he was a member of the Merchant Banking Group. He had been a member of DLJ’s Leveraged Finance Group, specializing in corporate restructurings. Prior to that, he worked for Kidder Peabody. Mr. Salvatore received a B.A. in Economics from Cornell University and an M.B.A. from the Wharton School of the University of Pennsylvania.

Marc Baliotti is a managing director of Blackstone. Mr. Baliotti is a senior member of GSO’s BDC origination team, which directly originates private investments for us, FS Investment Corporation II, FS Investment Corporation III and FS Investment Corporation IV. Prior to joining GSO in 2005, Mr. Baliotti was a principal of AIG Highstar Capital, an energy and infrastructure-focused private equity fund with over $5 billion of assets under management. His responsibilities there included sourcing investment opportunities, negotiating and structuring transactions, and managing portfolio company investments. Mr. Baliotti joined AIG Highstar in April 2002. Prior to that, Mr. Baliotti worked at Advanstar Communications Inc., a portfolio company of DLJ Merchant Banking Partners, or DLJMB, and as an associate at DLJMB. Mr. Baliotti received a B.S. in Economics with distinction from the U.S. Naval Academy and an M.B.A. from Villanova University while on active duty in the U.S. Navy.

Brad Colman is a managing director of Blackstone. Mr. Colman focuses on originating, analyzing, executing and monitoring credit investments across a diverse range of industries for the BDCs sub-advised by GDFM. Before joining Blackstone in 2012, Mr. Colman worked as a director in the Strategic Investments group at PartnerRe, a senior associate in the sponsor finance team at American Capital, and an analyst in Merrill Lynch’s investment banking group. Mr. Colman graduated magna cum laude from New York University’s Leonard N. Stern School of Business with a B.S. in Finance, Accounting, and Operations.

GDFM Potential Conflicts of Interest

GDFM, Blackstone and their respective affiliates will be subject to certain conflicts of interest with GDFM as our investment sub-adviser. These conflicts will arise primarily from the involvement of GDFM, Blackstone and their respective affiliates, or collectively, the Firm, in other activities that may conflict with our activities. You should be aware that individual conflicts will not necessarily be resolved in favor of our interest.

Broad and Wide-Ranging Activities

The Firm engages in a broad spectrum of activities. In the ordinary course of its business activities, the Firm may engage in activities where the interests of certain divisions of the Firm or the interests of its clients may conflict with our or your interests. Other present and future activities of the Firm may give rise to additional conflicts of interest. In the event that a conflict of interest arises, GDFM will attempt to resolve such conflicts in a fair and equitable manner, subject to applicable law.

The Firm’s Policies and Procedures

Specified policies and procedures implemented by the Firm to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions reduce the synergies across Blackstone’s various businesses that we expect to draw on for purposes of pursuing attractive investment opportunities. Because the Firm has various asset management and other businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. Furthermore, in addressing related conflicts and regulatory, legal and contractual requirements across its various businesses, the Firm has implemented certain policies and procedures (e.g., information walls) that reduce the benefits to us otherwise expected from engaging GDFM for purposes of recommending investment opportunities. Additionally, the Firm may limit us and/or our portfolio companies from engagement in agreements with, or related to, companies of an Other Account (as defined below) and/or from time to time restrict or otherwise limit the ability of us and/or our portfolio companies to engage in businesses or activities competitive with such companies of Other Accounts, either as a result of contractual restrictions or otherwise. Finally, the Firm has in the past and is likely in the future to enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although possibly intended to provide greater opportunities for us, may require us to share such opportunities or otherwise limit the amount of an opportunity we can otherwise take.

Other Relationships

As part of its regular business, the Firm provides a broad range of other services. In addition, the Firm may provide services in the future beyond those currently provided. We will not receive a benefit from fees received in connection with such services. In such a case, an Other Account of the Firm would typically require the Firm to act exclusively on its behalf. This Other Account request may preclude all Firm affiliated clients, including us, from participating in related transactions that would otherwise be suitable. The Firm will be under no obligation to decline any such engagements in order to make an investment opportunity available to us. In connection with its investment banking, advisory and other businesses, the Firm may come into possession of information that limits its ability to engage in potential transactions. Our activities are expected to be constrained as a result of the inability of GDFM personnel to use such information. For example, employees of the Firm from time to time are prohibited by law or contract from sharing information with FSIC III Advisor or our portfolio managers at FSIC III Advisor or GDFM. Additionally, there are expected to be circumstances in which one or more individuals associated with the Firm will be precluded from providing services related to our activities because of certain confidential information available to those individuals or to other parts of the Firm (e.g., trading may be restricted). Where the Firm may be engaged to find buyers or financing sources for potential sellers of assets, the seller may permit us to act as a participant in such transaction (as a buyer or financing participant), which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price and certain other financial terms) and also be subject to the limitations of the 1940 Act.

The Firm has long-term relationships with a significant number of corporations and their senior management. In determining whether to recommend an investment in a particular transaction on behalf of us, GDFM will consider those relationships and may determine to not consider the recommendation of the investment to us as a result of such relationships, as may be permitted by law. We may also co-invest with clients of Blackstone in particular investment opportunities, and the relationship with such clients could influence the decisions made by GDFM with respect to such investments, as may be permitted by law and in accordance with GDFM’s applicable procedures. The inability to transact in any security, derivative or loan held by us could result in significant losses to us.

Allocation of Opportunities

Certain inherent conflicts of interest arise from the fact that the Firm provides investment advisory or sub-advisory services both to FSIC III Advisor, on our behalf, and other clients, including other investment funds, and any other investment vehicles that GDFM or its affiliates may establish from time to time, as well as client accounts (including one or more managed accounts or other similar arrangements, including those that may be structured as one or more entities) and proprietary accounts managed by the Firm in which we will not have an interest (such other clients, funds and accounts, collectively, the Other GSO Accounts). In addition, the Firm provides investment management services to other clients, including other investment funds, and any other investment vehicles that Blackstone or any of its affiliates may establish from time to time, client accounts, and proprietary accounts in which we will not have an interest (such other clients, funds and accounts, collectively, the Other Blackstone Accounts and, together with the Other GSO Accounts, the Other Accounts). The respective investment programs of us and the Other Accounts may or may not be substantially similar. The Firm may give advice and recommend investments or actions to Other Accounts, in accordance with the investment objectives and strategies of such Other Accounts, which may differ from advice given to, or the timing or nature of the action taken with respect to, us although it is GDFM’s policy, to the extent reasonably practicable, to recommend for allocation and/or allocate investment opportunities to us on a fair and equitable basis over time relative to its Other Accounts, even though their investment mandates have elements in common with ours. GDFM or its affiliates may enter into transactions for Other Accounts where they have investment discretion that GDFM determines not to recommend to us for regulatory, investment or other reasons. Affiliates of GDFM engage in an investment advisory business separate from GDFM, including with respect to accounts that compete with us, and have no obligation to make investment opportunities available to us.

While GDFM will seek to manage potential conflicts of interest in good faith, the portfolio transactions effected by GDFM and Blackstone in managing their respective Other Accounts could conflict with the transactions and strategies recommended by GDFM in providing sub-advisory services to us and may affect the prices and availability of the securities and instruments in which we invest. Conversely, participation in specific investment opportunities may be appropriate, at times, for both us and Other Accounts.

GDFM may have a conflict of interest in allocating investment opportunities between us and Other Accounts, including where GDFM may be incentivized to recommend investments for us that may favor the interests of an affiliate or Other Accounts. This potential conflict may be exacerbated where GDFM has more attractive incentive fees for such Other Accounts, or where individuals of GDFM who are responsible for selecting investments for us have large personal stakes in Other Accounts, or where personnel of GDFM benefit directly or indirectly from compensation generated by Other Accounts. In each such case, such transactions will be governed by, and GDFM will allocate or make allocation recommendations in accordance with, procedures designed and adopted by GDFM to manage such conflicts of interest.

Certain distressed investment opportunities may offer high potential returns, but may not, in the judgment of GDFM, be suitable for us. As a result, such investment opportunities may be allocated to Other Accounts with similar investment strategies as us and may not be allocated to us. Such investments, while high risk, can at times offer exceptional returns, and we may not be able to participate in these returns.

It is the policy of GDFM and its affiliates to generally share appropriate investment opportunities (including purchase and sale opportunities) with the Other Accounts. GDFM is committed to transacting in securities and loans in a manner that is consistent with our investment objectives and those of the Other Accounts, and to allocating investment opportunities (including purchase and sale opportunities) among us and the Other Accounts on a fair and equitable basis. In allocating investment opportunities, GDFM determines which clients’, including ours and the Other Accounts’, investment mandates are consistent with the investment opportunity taking into account our and such Other Account’s risk/return profile, investment guidelines and objectives, and liquidity objectives. As a general matter, investment opportunities will be allocated pro rata among us and the Other Accounts based on their respective targeted acquisition size (which may be based upon available capacity or, in some cases, a specified maximum target size of such client) or targeted sale size (which is generally based upon the position size held by selling clients), in a manner that takes into account the applicable factors listed below. In addition, GDFM complies with specific allocation procedures set forth in our governing documents and those of Other Accounts and described during the marketing process. While no client will be favored over any other client, in allocating investment opportunities certain clients may have priority over other clients consistent with disclosures made to the applicable investors. Consistent with the foregoing, GDFM will generally allocate investment opportunities pursuant to certain allocation methodologies as appropriate depending on the nature of the investment. Notwithstanding the foregoing, investment opportunities may be allocated in a manner that differs from such methodologies but is otherwise fair and equitable to us and the Other Accounts taken as a whole (including, in certain circumstances, a complete opt-out for us or an Other Account from an allocation). In instances where we and Other Accounts target different strategies but overlap with respect to certain investment opportunities, GDFM may determine that a particular investment most appropriately fits within the portfolio and strategy focus of the relevant Other Account and may allocate the investment to such Other Account but not to us. Any such allocations must be documented in accordance with GDFM’s procedures and be undertaken with reference to one or more of the following considerations: (a) the risk-return and target-return profile of the investment opportunity relative to our and the Other Accounts’ current risk profile; (b) our or the Other Accounts’ investment guidelines, restrictions, terms and objectives, including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the respective portfolios’ overall holdings; (c) the need to re-size risk in our or the Other Accounts’ portfolios (including the potential for the proposed investment to create an industry, sector or issuer imbalance in our and the Other Accounts’ portfolios) and taking into account any existing non-pro rata investment positions in such portfolios; (d) our and the Other Accounts’ liquidity considerations, including during a ramp-up or wind-down of us or Other Accounts, proximity to the end of our or the Other Accounts’ specified terms or investment period, any redemption/withdrawal requests from or with respect to us or an Other Account, anticipated future contributions and available cash; (e) tax consequences; (f) regulatory or contractual restrictions or consequences; (g) avoiding de minimis or odd lot allocations; (h) availability and degree of leverage and any requirements or other terms of any existing leverage facilities; (i) our or the Other Accounts’ investment focus on a classification attributable to an investment or issuer of an investment, including, without limitation, investment strategy, geography, industry or business sector; (j) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to us or an Other Account; (k) managing any actual or potential conflict of interest; (l) with respect to investments that are made available to GDFM by counterparties pursuant to negotiated trading platforms (e.g., ISDA contracts) which may not be available for us or the Other Accounts, the absence of such relationships; and (m) any other considerations deemed relevant by GDFM and its affiliates. Because of these and other factors, certain Other Accounts may effectively have priority in investment allocations over us, notwithstanding GDFM’s general policy of pro rata allocation. Individual conflicts will not necessarily be resolved in favor of our interests, but we will be treated fairly and equitably over time and in a manner consistent with GDFM’s fiduciary duties.

Orders may be combined for all such accounts, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis which GDFM or its affiliates consider equitable.

From time to time, GDFM expects us and Other Accounts to make investments at different levels of a borrower’s or an issuer’s capital structure or otherwise in different classes of a borrower’s or an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. When making such investments, GDFM expects us and such Other Accounts to have conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

To the extent that we hold interests that are different (or more senior or junior) than those held by the Other Accounts, GDFM is likely to be presented with decisions involving circumstances where the interests of such Other Accounts are in conflict with ours. Furthermore, it is possible that our interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts’ involvement and actions relating to their investment. In addition, when we and Other Accounts hold investments in the same borrower or issuer (including in the same level of the capital structure), we may be prohibited by applicable law from participating in restructurings, work-outs, renegotiations or other activities related to its investment in the borrower or issuer due to the fact that Other Accounts hold investments in the same borrower or issuer.

As a result, we may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if GDFM believes it would be in our best economic interests to do so. Also, we may be prohibited by applicable law from investing in a borrower or issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if GDFM believes it would be in the best economic interests of us to do so. In addition, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include us and our affiliates. In some cases, to avoid the potential of future prohibited transactions, GDFM may avoid recommending allocating an investment opportunity to us that it would otherwise recommend, subject to GDFM’s then-current allocation policy and any applicable exemptive orders over time.

Service Providers

Our service providers (including lenders, brokers, attorneys and investment banking firms) may be investors in us and/or sources of investment opportunities and counterparties therein. This may influence GDFM in deciding whether to select such a service provider. Notwithstanding the foregoing, investment transactions for us that require the use of a service provider will generally be allocated to service providers on the basis of best execution (and possibly to a lesser extent in consideration of such service provider’s provision of certain investment-related services that GDFM believes to be of benefit to us or Other Accounts). Advisers and their service providers, or their affiliates, often charge different rates or have different arrangements for specific types of services. Therefore, based on the types of services used by us and our portfolio companies as compared to GDFM, Blackstone and their affiliates and the terms of such services, GDFM, Blackstone or their affiliates may benefit to a greater degree from such vendor arrangements than us or our portfolio companies.

Certain advisors and other service providers, or their affiliates (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, and investment or commercial banking firms), to us, GDFM, Blackstone and/or certain entities in which we have an investment also provide goods or services to, or have business, personal, financial or other relationships with, GDFM, Blackstone, their affiliates and portfolio companies. Such advisors and service providers may be our investors, investors in affiliates of GDFM, sources of investment opportunities or co-investors or commercial counterparties or entities in which GDFM, Blackstone and/or Other Accounts have an investment, and payments by us and/or such portfolio companies may indirectly benefit GDFM, Blackstone and/or such Other Accounts.

Additionally, certain employees of GDFM or Blackstone may have family members or relatives employed by such advisors and service providers. These relationships may influence GDFM or Blackstone in deciding whether to select or recommend such service providers to perform services for us or our portfolio companies (the cost of which will generally be borne directly or indirectly by us or such entities, as applicable). Notwithstanding the foregoing, transactions relating to us that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that GDFM believes to be of benefit to us. Advisors and service providers, or their affiliates, often charge different rates or have different arrangements for specific types of services. With respect to service providers, for example, the fee for a given type of work may vary depending on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used by us and our portfolio companies are different from those used by GDFM, Blackstone and their affiliates (including personnel) may pay different amounts or rates than those paid by us and our portfolio companies. Similarly, GDFM, Blackstone, their affiliates, we, the Other Accounts and/or our or their portfolio companies may enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with Blackstone) from time to time whereby such counterparty may charge lower rates and/or provide discounts or rebates for such counterparty’s products and/or services depending on certain factors, including without limitation, volume of transactions entered into with such counterparty by GDFM, Blackstone, their affiliates, us, the Other Accounts and/or our or their portfolio companies in the aggregate. However, GDFM and its affiliates have a longstanding practice of not entering into any arrangements with advisors or service providers that could provide for lower rates or discounts than those available to us or our portfolio companies for the same services.

Moreover, Blackstone and its personnel can be expected to receive certain intangible and/or other benefits and/or discounts and/or perquisites arising or resulting from their activities on our behalf which will not be subject to an advisory fee offset or otherwise shared with us, our investors and/or portfolio companies. For example, airline travel or hotel stays incurred as partnership expenses may result in “miles” or “points” or credit in loyalty/status programs, and such benefits and/or amounts will, whether or not de minimis or difficult to value, inure exclusively to Blackstone and/or such personnel (and not to us, our investors and/or portfolio companies) even though the cost of the underlying service is borne by us and/or portfolio companies.

Allocation of Personnel

GDFM and its officers, managers, members and employees will devote as much of their time to our activities as GDFM deems necessary and appropriate. Subject to the terms of the applicable offering and/or governing documents, the Firm expects to form additional investment funds, enter into other investment advisory relationships and engage in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of GDFM. These activities could be viewed as creating a conflict of interest in that the time and effort of GDFM and its officers, managers, members and employees will not be devoted exclusively to our business but will be allocated between our business and the management of the assets of other clients of GDFM.

Material Non-Public Information

GDFM or certain of its affiliates may come into possession of material non-public information with respect to a borrower or an issuer (or an affiliate). Should this occur, GDFM would be restricted from recommending to FSIC III Advisor or buying or selling securities, derivatives or loans of the borrower or the issuer on behalf of us until such time as the information became public or was no longer deemed material to preclude us from participating in an investment. Disclosure of such information to GDFM’s personnel responsible for our affairs will be limited, and FSIC III Advisor on our behalf may not be free to act upon any such information. Therefore, we and FSIC III Advisor may not have access to material non-public information in the possession of the Firm which might be relevant to an investment decision to be made on our behalf, and FSIC III Advisor may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Due to these restrictions, FSIC III Advisor may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold. In addition, GDFM, in an effort to avoid trading restrictions on our behalf or on behalf of other clients of GDFM or its affiliates, may choose to forego an opportunity to receive (or elect not to receive) information that other market participants or counterparties, including those with the same positions in the issuer as us, are eligible to receive or have received, even if possession of such information would be advantageous to us.

Trading by Firm Personnel

The officers, directors, members, managers and employees of GDFM or Blackstone may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law and Firm policies, or otherwise determined from time to time by GDFM or the Firm, as applicable.

Possible Future Activities

The Firm may expand the range of services that it provides over time. The Firm will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Firm has, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by us. These clients may themselves represent appropriate investment opportunities for us or may compete with us for investment opportunities.

Portfolio Company Relationships

The entities in which we invest are expected to be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies of Other Accounts managed by the Firm that, although the Firm determines to be consistent with the requirements of such Other Accounts’ governing agreements, may not have otherwise been entered into but for the affiliation with the Firm, and/or that involve fees and/or servicing payments to Firm-affiliated entities from which we will derive no benefit, subject to applicable law. For example, the Firm may offer our portfolio companies and portfolio companies of its Other Accounts the opportunity to enter into agreements regarding group procurement (such as a group purchasing organization), benefits management, purchase of insurance policies (which may be pooled across portfolio companies and discounted due to scale) and other operational, administrative or management related matters from a third party or a Firm affiliate, and other similar operational initiatives that, subject to applicable law, may result in commissions or similar payments to the Firm or its affiliates, including related to a portion of the savings achieved by the portfolio company.

With respect to transactions or agreements with portfolio companies, at times if unrelated officers of a portfolio company have not yet been appointed, subject to applicable law, the Firm may be negotiating and executing agreements between the Firm and/or us on the one hand, and the portfolio company or its affiliates on the other hand, including management services agreements or similar agreements, which could entail a conflict of interest in relation to efforts to enter into terms that are arm’s length. Among the measures the Firm may use to mitigate such conflicts is involving outside counsel to review and advise on such agreements and provide insights into commercially reasonable terms and regulatory restrictions.

From time to time, employees of the Firm may serve as directors or advisory board members of certain portfolio companies or other entities. In connection with such services and subject to applicable law, the Firm receives directors’ fees or other similar compensation. Such amounts may, but are not expected to be, material, and will not be passed through to us.

Transactions with Other Accounts

From time to time, we may enter into purchase and sale transactions with Other Accounts. Such transactions will be conducted in accordance with, and subject to, GDFM’s fiduciary obligations to us, the 1940 Act and the rules thereunder and other applicable law.

Other Affiliate Transactions

We may acquire a security from an issuer in which a separate security has been acquired by other GDFM or Blackstone affiliates. When making such investments, we and other GDFM or Blackstone affiliates may have conflicting interests. For example, conflicts could arise where we become a lender to a company when an affiliate of GDFM owns equity securities of such a company. In this circumstance, for example, if such company goes into bankruptcy, becomes insolvent or is otherwise unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities as to what actions the company should take. There can be no assurance that the return on our investment will be equivalent to or better than the returns obtained by the other affiliates.

In addition, the 1940 Act limits our ability to enter into certain transactions with certain of our affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security directly from or to any portfolio company of a fund or account managed by the Firm. However, we may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for GDFM between its interests in us and the portfolio company, in that the ability of GDFM to recommend actions in our best interest might be restricted by applicable law. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to us.

Restrictions Arising under the Securities Laws

The Firm’s activities (including, without limitation, the holding of securities positions or having one of its employees on the board of directors of a company) could result in securities law restrictions on transactions in securities held by us, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on our performance.

Senior Advisers

GDFM may engage and retain senior advisors, industry experts, consultants, and other similar professionals, or collectively, Senior and Other Advisors, who are not employees or affiliates of GDFM and who, from time to time, receive payments from, or allocations of a profits interest with respect to, portfolio companies (as well as from GDFM or its clients). In such circumstances, such payments from, or allocations of a profits interest with respect to, portfolio companies and/or clients will not result in the offset of any management fees otherwise due. These Senior and Other Advisors often have the right to co-invest alongside clients, including in those investments in which they are involved, or otherwise participate in equity plans for management of any such portfolio company, and such co-investment and/or participation (which generally would reduce the amount invested by clients in any investment) generally would not be considered as part of GDFM’s side-by-side co-investment rights. Additionally, and notwithstanding the foregoing, these Senior and Other Advisors may be (or have the preferred right to be) investors in other GDFM clients and/or be permitted to participate in GDFM’s side-by-side co-investment rights. The nature of the relationship with each of the Senior and Other Advisors and the amount of time devoted or required to be devoted by them varies considerably. In certain cases, they may provide GDFM with industry-specific insights and feedback on investment themes, assist in transaction due diligence, make introductions to and provide reference checks on management teams. In other cases, they take on more extensive roles and serve as executives or directors on the boards of portfolio companies or contribute to the origination of new investment opportunities. In certain instances, GDFM has formal arrangements with these Senior and Other Advisors (which may or may not be terminable upon notice by any party), and in other cases the relationships are more informal. They are either compensated (including pursuant to retainers and expense reimbursement) by GDFM, the relevant clients, and/or portfolio companies or otherwise uncompensated unless and until an engagement with a portfolio company develops. In certain cases, the Senior and Other Advisors have certain attributes of GDFM “employees” (e.g. they may have dedicated offices at GDFM, participate in general meetings and events for GDFM personnel, work on GDFM matters as their primary or sole business activity) even though they are not considered GDFM employees, affiliates or personnel for the purposes of certain agreements and provisions within such agreements. There can be no assurance that any of the Senior and Other Advisors will continue to serve in such roles and/or continue their arrangements with GDFM, the clients and/or any portfolio companies throughout the term of the relevant clients.

Portfolio Company Data

Blackstone receives various kinds of portfolio company/entity data and information (including from our portfolio companies, such as data and information relating to business operations, trends, budgets, customers and other metrics (this data is sometimes referred to as “big data”). In furtherance of the foregoing, Blackstone may enter into information sharing and use arrangements with portfolio companies and/or entities. Blackstone believes that access to this information furthers our interests by providing opportunities for operational improvements across portfolio companies and/or entities and in connection with our investment management activities. Subject to appropriate contractual arrangements, Blackstone may also utilize such information outside of our activities in a manner that provides a material benefit to the Firm but not to us. The sharing and use of such information presents potential conflicts of interest and investors acknowledge and agree that any corresponding/resulting benefits received by the Firm will not be subject to the any fee offset or otherwise shared with investors. As a result, the GDFM may have an incentive to pursue investments in companies and/or entities based on their data and information and/or to utilize such information in a manner that benefits the Firm.

PORTFOLIO COMPANIES

The following table sets forth certain information as of June 30, 2017 with respect to each company in which we had a debt or equity/other investment. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments and the board observer or participation rights we may receive. As of June 30, 2017, we held investments in three portfolio companies of which we are deemed to be an “affiliated person” but are not deemed to ”control,” as each are defined in the 1940 Act. As of June 30, 2017, we did not “control” any of our portfolio companies, as defined in the 1940 Act. For more information with respect to such portfolio companies, see footnote (u) to the unaudited consolidated schedule of investments as of June 30, 2017, at page F-16.

In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned more than 25% of its voting securities or we had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if we owned 5% or more of its voting securities.

For information relating to the value of our investments in our portfolio companies, see our unaudited consolidated schedule of investments as of June 30, 2017, at page F-6. Dollar amounts in the table below and the related notes are presented in thousands.

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)
Senior Secured Loans—1st Lien

5 Arch Income Fund 2, LLC 19800 MacArthur Boulevard, Suite 1150 Irvine, CA 92612	5 Arches owns and operates a vertically integrated, fully licensed, specialty mortgage company that originates, purchases and manages specialized mortgage loans.	$64,652	(1)

Actian Corp. 2300 Geng Road, Suite 150 Palo Alto, CA 94303	Actian is a leading provider of cloud and on premise data management and integration solutions.	$21,333

AG Group Merger Sub, Inc. 125 South Wacker Drive, 27th Floor Chicago, IL 60606	Addison Group (AG Group) provides hiring and staffing services to businesses and candidates in the United States.	$17,924

All Systems Holding LLC 210 Sixth Avenue, Suite 3100 Pittsburgh, PA 15222	System One (All Systems) is a leading independent human capital solutions provider in the U.S., serving a diverse set of blue-chip customers by providing highly specialized skillsets for non-discretionary and in-demand functions.	$45,000

Altus Power America, Inc. 102 Greenwich Avenue, 3rd Floor Greenwich, CT 06830	Altus Power America is a developer and owner of on-site solar generation facilities for commercial and industrial customers.	$2,866	(2)

ASG Technologies Group, Inc. 708 Goodlette Road North Naples, FL 34102	ASG provides a variety of software and services for enterprise performance, operations and application management.	$20,556

Aspect Software, Inc. (L+1000; 5/25/18) 2325 East Camelback Road, Suite 700 Phoenix, AZ 85016	Aspect Software is a provider of solutions to the contact center industry.	$3,978	(3)

Aspect Software, Inc. (L+1000; 5/25/20) 2325 East Camelback Road, Suite 700 Phoenix, AZ 85016	Aspect Software is a provider of solutions to the contact center industry.	$10,027

Aspect Software, Inc. (L+1200; 5/25/18) 2325 East Camelback Road, Suite 700 Phoenix, AZ 85016	Aspect Software is a provider of solutions to the contact center industry.	$—	(4)

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)
Atlas Aerospace LLC 4425 West May Street Wichita, KS 67209	The Atlas Group (Atlas Aerospace) is a manufacturer of new and replacement structural components and complex assemblies for commercial, business and defense aircraft.	$28,000

ATX Networks Corp. (L+600; 6/11/21) 1-501 Clements Road West Ajax, ON L1S 7H4 Canada	ATX Networks designs, manufactures, markets and delivers a broad range of products to the global cable television industry and PVNs (Private Video Networks).	$9,673

ATX Networks Corp. (L+600; 6/11/21) 1-501 Clements Road West Ajax, ON L1S 7H4 Canada	ATX Networks designs, manufactures, markets and delivers a broad range of products to the global cable television industry and PVNs (Private Video Networks).	$28,967

AVF Parent, LLC 6500 14 Mile Road Warren, MI 48092	Art Van Furniture is a leading furniture retailer in the Midwestern United States.	$16,894	(5)

BenefitMall Holdings, Inc. 4851 LBJ Freeway, Suite 100 Dallas, TX 75244	BenefitMall is a provider of employee benefit and payroll services.	$32,988

BMC Software Finance, Inc. 2103 CityWest Boulevard Houston, TX 77042	BMC Software develops software that provides system and service management solutions for enterprises in the United States and internationally.	$—	(6)

Cactus Wellhead, LLC 920 Memorial City Way, Suite 300 Houston, TX 77024	Cactus Wellhead is a manufacturer of pressure control equipment used during drilling, completion and production operations on land and offshore.	$10,899

Casablanca US Holdings Inc. 7 Campus Boulevard Newtown Square, PA 19073	Apple Leisure Group (Casablanca US Holdings) is a leading hospitality company in the United States.	$4,866

CEVA Group Plc 20-22 Bedford Row London WC1R 4JS United Kingdom	CEVA is a leading non-asset-based supply chain management company.	$—	(7)

CSafe Acquisition Co., Inc. (L+725; 11/1/21) 2900 Dryden Road Dayton, OH 45439	CSafe designs, develops and manufactures cold chain management products for the pharmaceutical industry.	$957	(8)

CSafe Acquisition Co., Inc. (L+725; 10/31/23) 2900 Dryden Road Dayton, OH 45439	CSafe designs, develops and manufactures cold chain management products for the pharmaceutical industry.	$19,900	(9)

Dade Paper & Bag, LLC 255 Route 1 & 9 Jersey City, NJ 07306	Imperial Dade is a leading distributor of foodservice disposables and janitorial supplies to a range of end markets in the eastern United States.	$44,813

Empire Today, LLC 333 Northwest Avenue Northlake, IL 60164	Empire Today operates as a shop-at-home company that provides installed flooring treatment products to customers across the United States.	$44,775

Fairway Group Acquisition Co. (12.0% PIK; 1/3/20) 2284 12th Avenue New York, NY 10027	Fairway Group, together with it subsidiaries, operates as a specialty food retailer in the greater New York City metro area.	$5,801

Fairway Group Acquisition Co. (10.0% PIK; 1/3/20) 2284 12th Avenue New York, NY 10027	Fairway Group, together with it subsidiaries, operates as a specialty food retailer in the greater New York City metro area.	$3,819

Fox Head, Inc. 16752 Armstrong Avenue Irvine, CA 92606	Fox Head is a family-owned action sports and clothing brand focused primarily on the motocross, bike and lifestyle segments.	$1,689

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)
Greystone Equity Member Corp. (L+1050; 3/31/21) 152 West 57th Street, 60th Floor New York, NY 10019	Greystone is a real estate lending, investment and advisory company focused on multifamily and seniors housing as well as healthcare facilities.	$31,865

Greystone Equity Member Corp. (L+1100; 3/31/21) 152 West 57th Street, 60th Floor New York, NY 10019	Greystone is a real estate lending, investment and advisory company focused on multifamily and seniors housing as well as healthcare facilities.	$50,000

Greystone Equity Member Corp. (L+1100; 3/31/21) 152 West 57th Street, 60th Floor New York, NY 10019	Greystone is a real estate lending, investment and advisory company focused on multifamily and seniors housing as well as healthcare facilities.	$1,451	(10)

Gulf Finance, LLC 80 William Street, Suite 400 Wellesley Hills, MA 02481	Gulf Finance is a private, diversified refined products terminaling, storage and logistics business.	$4,758

H.M. Dunn Co., Inc. 3301 House Anderson Road Euless, TX 76040	H.M. Dunn is engaged in the manufacture and distribution of aircraft components, assemblies and kits used by original equipment manufacturers (OEMs) in the defense, commercial and civil sectors of the aerospace and defense industry.	$9,643

Hybrid Promotions, LLC 10711 Walker Street Cypress, CA 90630	Hybrid Promotions is a designer and producer of licensed and private label apparel, with its major core competency being sourcing and manufacturing.	$6,191

Industrial Group Intermediate Holdings, LLC 411 Theodore Fremd Avenue, Suite 125 Rye, NY 10580	Industrial Group is an employee-owned holding company engaged in agricultural chemicals, electrical insulation materials and other tools and equipment.	$10,758

JMC Acquisition Merger Corp. 2454 East Dempster Street, Suite 300 Des Plaines, IL 60016	Justrite (JMC) is a leading source of storage, handling and security products including fire prevention safety equipment for hazardous materials, environmental protection spill containment devices and specialized storage products.	$114,086

JSS Holdings, Inc. 180 North Stetson Avenue, 29th Floor Chicago, IL 60601	Jet Support Services (JSS) is a leading independent provider of hourly cost maintenance programs for aircraft engines and airframes.	$65,360	(11)

Latham Pool Products, Inc. 787 Watervliet Shaker Road Latham, NY 12110	Latham Pool Products manufactures in-ground residential swimming pools and related components in North America.	$42,868

Murray Energy Corp. 46226 National Road St. Clairsville, OH 43950	Murray Energy produces and delivers bituminous coal to electric utility and industry customers in the United States and internationally.	$10,338

Nobel Learning Communities, Inc. (L+450; 5/5/21) 1615 West Chester Pike, Suite 200 West Chester, PA 19382	Nobel Learning Communities operates a network of nonsectarian private schools that include preschools, elementary schools, middle schools and specialty high schools.	$1,677	(12)

Nobel Learning Communities, Inc. (L+438; 5/5/23) 1615 West Chester Pike, Suite 200 West Chester, PA 19382	Nobel Learning Communities operates a network of nonsectarian private schools that include preschools, elementary schools, middle schools and specialty high schools.	$84,472	(13)

North Haven Cadence Buyer, Inc. (L+500; 9/2/21) 8767 East Via De Ventura, Suite 200 Scottsdale, AZ 85258	Cadence Education (North Haven) operates as a provider of childhood and private elementary education services.	$—	(14)

North Haven Cadence Buyer, Inc. (L+811; 9/2/22) 8767 East Via De Ventura, Suite 200 Scottsdale, AZ 85258	Cadence Education (North Haven) operates as a provider of childhood and private elementary education services.	$21,741	(15)

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)
Panda Temple Power, LLC (L+625; 3/6/22) 5001 Spring Valley Road, Suite 1150 W Dallas, TX 75244	Panda Temple is a 758 megawatt combined cycle natural gas power plant located in Temple, Texas.	$21,322

Panda Temple Power, LLC (L+900; 4/28/18) 5001 Spring Valley Road, Suite 1150 W Dallas, TX 75244	Panda Temple is a 758 megawatt combined cycle natural gas power plant located in Temple, Texas.	$943

PHRC License, LLC 4700 Millenia Boulevard, Suite 400 Orlando, FL 32839	PHRC License provides licensing for the Planet Hollywood Resorts brand.	$16,875

Polymer Additives, Inc. (L+888; 12/19/22) 7500 East Pleasant Valley Road Independence, OH 44131	Polymer Additives is a North American manufacturer of specialty and commodity chemical additives, including lubricants, stabilizers and polymer modifiers.	$18,920

Polymer Additives, Inc. (L+978; 12/19/22) 7500 East Pleasant Valley Road Independence, OH 44131	Polymer Additives is a North American manufacturer of specialty and commodity chemical additives, including lubricants, stabilizers and polymer modifiers.	$21,623

Power Distribution, Inc. 4200 Oakleys Court Richmond, VA 23223	Power Distribution is a leading independent designer, manufacturer and service provider of mission critical power distribution, static switching and power monitoring equipment for corporate data centers.	$20,053

Production Resource Group, LLC 200 Business Park Drive, Suite 109 Armonk, NY 10504	Production Resource Group is a supplier of entertainment and event technology. The company provides integrated services and equipment, including audio, video, lighting, staging and automation systems.	$65,208	(16)

Propulsion Acquisition, LLC 10200 Anderson Way Cincinnati, OH 45242	Belcan (Propulsion Acquisition) is a global supplier of engineering consultancy services and technical staffing solutions to a diverse spectrum of industries.	$39,837

PSKW, LLC 200 Jefferson Park Whippany, NJ 07981	ConnectiveRx (formerly PSKW) is a leading innovator in patient access, prescription medication assistance solutions and payment reimbursement services on behalf of pharmaceutical manufacturers.	$154,000

Roadrunner Intermediate Acquisition Co., LLC 6399 South Fiddlers Green Circle, Suite 100 Greenwood Village, CO 80111	Healthcare Staffing Services (Roadrunner) is a leading provider of travel nurse staffing solutions. The company operates through two segments: Fastaff Travel Nursing and U.S. Nursing Corporation.	$100,406

Rogue Wave Software, Inc. 1315 West Century Drive, Suite 150 Louisville, CO 80027	Rogue Wave Software is a global provider of cross-platform software development tools and embedded components.	$123,900

Safariland, LLC 13386 International Parkway Jacksonville, FL 32218	Safariland is a provider of security and law enforcement products and services, delivering a full-range of customer-specific solutions.	$42,893	(17)

Sequential Brands Group, Inc. 601 West 26th Street, 9th Floor New York, NY 10001	Sequential Brands Group owns, promotes, markets and licenses a portfolio of consumer brands to retailers, wholesalers and distributors.	$129,749

Sorenson Communications, Inc. 4192 South Riverboat Road Salt Lake City, UT 84123	Sorenson Communications is a provider of IP-based video communication technology and services to the deaf and hard of hearing population in the United States.	$4,861

Sports Authority, Inc. 1050 West Hampden Avenue Englewood, CO 80110	Sports Authority is a retailer of sporting goods and apparel.	$2,180

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)
SSC (Lux) Limited S.a. r.l. 50 Braintree Hill Office Park, Suite 101 Braintree, MA 02184	Surgical Specialties designs and manufactures high performance surgical knives and wound closure products.	$45,455

Strike, LLC (L+800; 5/30/19) 1800 Hughes Landing Boulevard, Suite 500 The Woodlands, TX 77380	Strike is a midstream infrastructure services provider to various sectors of the oil, gas, utility and power industries.	$1,333	(18)

Strike, LLC (L+800; 11/30/22) 1800 Hughes Landing Boulevard, Suite 500 The Woodlands, TX 77380	Strike is a midstream infrastructure services provider to various sectors of the oil, gas, utility and power industries.	$4,740

SunGard Availability Services Capital, Inc. (L+450; 3/8/18) 680 East Swedesford Road Wayne, PA 19087	SunGard provides IT operations support, managed IT services and consulting services.	$—	(19)

SunGard Availability Services Capital, Inc. (L+500; 3/29/19) 680 East Swedesford Road Wayne, PA 19087	SunGard provides IT operations support, managed IT services and consulting services.	$23,843

Swift Worldwide Resources US Holdings Corp. 3050 Post Oak Boulevard, Suite 1450 Houston, TX 77056	Airswift is an international workforce solutions provider within the energy, process and infrastructure industries.	$17,226

Trace3, LLC 7565 Irvine Center Drive, Suite 200 Irvine, CA 92618	Trace3 is a leading technology solutions value-added reseller to predominantly West Coast enterprise customers.	$12,500

Transplace Texas, LP 3010 Gaylord Parkway, Suite 200 Frisco, TX 75034	Transplace is a North American non-asset-based provider of logistics technology and transportation management services to manufacturers, retailers and consumer packaged goods companies.	$179,976

U.S. Xpress Enterprises, Inc. 4080 Jenkins Road Chattanooga, TN 37421	U.S. Xpress provides truckload carrier services in North America.	$10,574

USI Senior Holdings, Inc. 445 Minnesota Street, Suite 2500 St. Paul, MN 55101	United Subcontractors (USI) is a leading provider of installation, construction and distribution services to the residential and commercial construction markets.	$5,000	(20)

UTEX Industries, Inc. 10810 Katy Freeway, Suite 100 Houston, TX 77043	UTEX Industries is a designer and manufacturer of sealing and downhole products, catering primarily to the oil and gas, industrial, mining and water management industries.	$744

Vertellus Performance Chemicals LLC 201 North Illinois Street, Suite 1800 Indianapolis, IN 46204	Vertellus is a global specialty chemicals company focused on the manufacture of ingredients used in pharmaceuticals, personal care, nutrition and agriculture.	$42,000

Warren Resources, Inc. Two Lincoln Centre 5420 LBJ Freeway, Suite 600 Dallas, TX 75240	Warren Resources is an independent energy company engaged in the exploration, development and production of onshore crude oil and gas reserves.	$17,834	(21)

Waste Pro USA, Inc. 2101 West State Road 434, Suite 305 Longwood, FL 32779	Waste Pro is a leading service provider of waste management solutions to residential and commercial customers in the southern United States.	$33,202

York Risk Services Holding Corp. One Upper Pond Road Building F—4th Floor Parsippany, NJ 07054	York Risk Services is a third-party administrator of insurance-related services in the United States, providing integrated claims management and managed care services for clients in select, specialty markets.	$988

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)
Zeta Interactive Holdings Corp. (L+750; 7/29/22) 185 Madison Avenue, 5th Floor New York, NY 10016	Zeta is a customer lifecycle marketing (CLM) platform company that integrates big data, proprietary technology and analytics to help leading brands acquire, grow and retain customers.	$47,721	(22)

Zeta Interactive Holdings Corp. (L+750; 7/29/22) 185 Madison Avenue, 5th Floor New York, NY 10016	Zeta is a customer lifecycle marketing (CLM) platform company that integrates big data, proprietary technology and analytics to help leading brands acquire, grow and retain customers.	$13,815	(23)

Senior Secured Loans—2nd Lien

Arena Energy, LP 4200 Research Forest Drive, Suite 500 The Woodlands, TX 77381	Arena Energy is an exploration and production company with conventional offshore assets in the shallow water Gulf of Mexico shelf.	$24,349

Ascent Resources—Marcellus, LLC 3501 NW 63rd Street Oklahoma City, OK 73116	Ascent Resources is a privately owned exploration and production company that acquires and develops unconventional resources in the Marcellus Shale.	$6,583

ASG Technologies Group, Inc. 708 Goodlette Road North Naples, FL 34102	ASG provides a variety of software and services for enterprise performance, operations and application management.	$3,974

Byrider Finance, LLC 12802 Hamilton Crossing Boulevard Carmel, IN 46032	Byrider is an automotive retailer focused on the integrated auto sales and finance segment.	$3,400

Casablanca US Holdings Inc. 7 Campus Boulevard Newtown Square, PA 19073	Apple Leisure Group (Casablanca US Holdings) is a leading hospitality company in the United States.	$3,216

CDS U.S. Intermediate Holdings, Inc. 8400 2nd Avenue Montreal, QC H1Z 4M6 Canada	Cirque du Soleil (CDS) is a global producer of high-quality live artistic entertainment.	$8,897

Chief Exploration & Development LLC 8111 Westchester Drive, Suite 900 Dallas, TX 75225	Chief Exploration & Development is a privately held independent upstream oil and gas company focused on natural gas reserves in the Marcellus Shale region of northeastern Pennsylvania.	$930

Chisholm Oil and Gas Operating, LLC 6100 South Yale Avenue, Suite 1700 Tulsa, OK 74136	Chisholm Oil and Gas is a private exploration and production operator.	$850	(24)

Compuware Corp. One Campus Martius Detroit, MI 48226	Compuware is a technology performance company that provides software solutions and application practices for IT organizations nationwide.	$11,701

Crossmark Holdings, Inc. 5100 Legacy Drive Plano, TX 75024	Crossmark is a sales and marketing services company in the consumer goods and services industry.	$1,305

EagleView Technology Corp. 3700 Monte Villa Parkway, Suite 200 Bothell, WA 98021	EagleView Technology provides aerial imagery, data analytics and GIS solutions to the commercial, government and public utility sectors.	$15,206

Fairway Group Acquisition Co. 2284 12th Avenue New York, NY 10027	Fairway Group, together with it subsidiaries, operates as a specialty food retailer in the greater New York City metro area.	$3,343

Fieldwood Energy LLC 2000 West Sam Houston Parkway South Suite 1200 Houston, TX 77042	Fieldwood Energy engages in the acquisition and development of conventional oil and gas assets in North America, including the Gulf of Mexico.	$4,005

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)
Gruden Acquisition, Inc. 4041 Park Oaks Boulevard, Suite 200 Tampa, FL 33610	Quality Distribution (Gruden Acquisition) is a global provider of bulk transportation and logistics services.	$9,611

Jazz Acquisition, Inc. 416 Dividend Drive Peachtree City, GA 30269	Wencor Group (Jazz Acquisition) is an aerospace aftermarket provider that designs, repairs and distributes highly-engineered replacement components for its global customer base consisting of commercial airlines and maintenance, repair and overhaul providers.	$2,006

Jonah Energy LLC 707 17th Street, Suite 2700 Denver, CO 80202	Jonah Energy acquires and operates onshore oil and gas producing properties in North America.	$3,445

Logan’s Roadhouse, Inc. 3011 Armory Drive, Suite 300 Nashville, TN 37204	Logan’s Roadhouse is a chain of casual dining steakhouse restaurants.	$3,733

LTI Holdings, Inc. 5960 Inglewood Drive, Suite 115 Pleasanton, CA 94588	Boyd Corporation (LTI) is a designer and manufacturer of specialty material-based energy management and environmental sealing solutions to the mobile computing, consumer electronics, transportation, data storage and aerospace end markets.	$9,802

National Surgical Hospitals, Inc. 250 South Wacker Drive, Suite 500 Chicago, IL 60606	National Surgical Hospitals owns and operates a chain of surgical hospitals and ambulatory surgery centers in the United States.	$5,000

Neff Rental LLC 3750 NW 87th Avenue, Suite 400 Miami, FL 33178	Neff Rental provides equipment rental services for construction companies, golf course developers, industrial plants, the oil and gas industry and governments.	$11,264

Peak 10, Inc. 8809 Lenox Pointe Drive, Suite G Charlotte, NC 28273	Peak 10 provides reliable, tailored cloud computing, data center and other information technology infrastructure solutions and managed services, primarily for mid-market businesses.	$17,599

Production Resource Group, LLC 200 Business Park Drive, Suite 109 Armonk, NY 10504	Production Resource Group is a supplier of entertainment and event technology. The company provides integrated services and equipment, including audio, video, lighting, staging and automation systems.	$128,312

Spencer Gifts LLC 6826 Black Horse Pike Egg Harbor Township, NJ 08234	Spencer Spirit Holdings (Spencer Gifts) is a lifestyle retail company that operates two unique, national brands (Spencer's and Spirit Halloween) throughout the United States, Canada and online.	$36,950

Talos Production LLC 500 Dallas Street, Suite 2000 Houston, TX 77002	Talos Energy is an independent oil and gas company focused on offshore exploration and production.	$4,186

Titan Energy Operating, LLC 1000 Commerce Drive, Suite 410 Pittsburgh, PA 15275	Titan Energy develops and produces natural gas, crude oil and natural gas liquids in basins across the United States.	$31,194

UTEX Industries, Inc. 10810 Katy Freeway, Suite 100 Houston, TX 77043	UTEX Industries is a designer and manufacturer of sealing and downhole products, catering primarily to the oil and gas, industrial, mining and water management industries.	$1,268

Senior Secured Bonds

Black Swan Energy Ltd. Bow Valley Square Tower IV 250-6th Avenue SW, Suite 2700 Calgary, AB T2P 3H7 Canada	Black Swan Energy is a private exploration and production company focused on the liquids-rich window of the Montney Shale in northeast British Columbia.	$1,333

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)
Caesars Entertainment Resort Properties, LLC One Caesars Palace Drive Las Vegas, NV 89109	Caesars Entertainment Resort Properties is a diversified casino-entertainment company that operates its business through its wholly owned subsidiary, Caesars Entertainment Operating Company, Inc.	$5,215

Caesars Growth Properties Holdings, LLC One Caesars Palace Drive Las Vegas, NV 89109	Caesars Growth Properties operates casinos in the United States as a subsidiary of Caesars Growth Partners, LLC.	$24,679

CEVA Group Plc 20-22 Bedford Row London WC1R 4JS United Kingdom	CEVA is a leading non-asset-based supply chain management company.	$2,609

CH2M Hill Companies, Ltd. 9191 South Jamaica Street Englewood, CO 80112	CH2M Hill Companies is an employee-controlled professional engineering services firm that provides full project lifecycle services to clients in water, environment & nuclear, transportation and energy and industrial end markets.	$9,000

CSVC Acquisition Corp. 4171 Essen Lane Baton Rouge, LA 70809	APTIM (CSVC) is a leading maintenance, environmental and engineering, procurement and construction program management and emergency response firm.	$13,774

Diamond Resorts International, Inc. 10600 West Charleston Boulevard Las Vegas, NV 89135	Diamond Resorts International operates in the hospitality and vacation ownership industry.	$30,000

FBM Finance, Inc. 2741 Walnut Avenue, Suite 200 Tustin, CA 92780	Foundation Building Materials distributes building products across the United States.	$7,140

Global A&T Electronics Ltd. 22 Ang Mo Kio Industrial Park 2 Singapore 569506 Singapore	Global A&T Electronics provides semiconductor assembly and test services for a range of integrated circuits, including memory, mixed signal, analog, logic and radio frequency.	$12,157

Ridgeback Resources Inc. 525 8th Avenue SW, Suite 2800 Calgary, AB T2P 1G1 Canada	Ridgeback Resources is an independent oil and gas exploration and development company focused on the exploration, acquisition and production of oil, natural gas and natural gas liquids in Canada.	$329

Sorenson Communications, Inc. 4192 South Riverboat Road Salt Lake City, UT 84123	Sorenson Communications is a provider of IP-based video communication technology and services to the deaf and hard of hearing population in the United States.	$11,513

Sunnova Energy Corp. 20 Greenway Plaza, Suite 475 Houston, TX 77046	Sunnova is an independent power company that owns and operates residential solar systems throughout the United States.	$3,128

Velvet Energy Ltd. 308 4th Avenue SW, Suite 1500 Calgary, AB T2P 0H7 Canada	Velvet Energy is a privately-held crude oil & natural gas exploration and production company that explores for, develops, acquires and produces crude oil and natural gas in Western Canada.	$3,000

Subordinated Debt

Ascent Resources Utica Holdings, LLC 3501 NW 63rd Street Oklahoma City, OK 73116	Ascent Resources is a privately owned exploration and production company that acquires and develops unconventional resources in the Utica Shale.	$30,000

Bellatrix Exploration Ltd. 800 5th Avenue SW, Suite 1920 Calgary, AB T2P 3T6 Canada	Bellatrix Exploration engages in the acquisition, exploration, development and production of oil and natural gas reserves.	$9,874

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)
Calumet Specialty Products Partners, L.P. 2780 Waterfront Parkway East Drive, Suite 200 Indianapolis, IN 46214	Calumet Specialty Products Partners is an independent producer of high-quality, specialty hydrocarbon products.	$10,239

Canbriam Energy Inc. 215 2nd Street SW, Suite 2100 Calgary, AB T2P 1M4 Canada	Canbriam Energy is an intermediate exploration and production company focused on identifying and developing unconventional resources in the western Canadian Sedimentary Basin.	$20,171

CEC Entertainment, Inc. 1707 Market Place Boulevard, Suite 200 Irving, TX 75063	Chuck-E-Cheese (CEC) is an entertainment and restaurant-oriented chain across the United States.	$37,611

Ceridian HCM Holding, Inc. 3311 East Old Shakopee Road Minneapolis, MN 55425	Ceridian is a global human capital management technology company.	$92,436

Coveris Holdings S.A. 1B, rue Heienhaff L-1736 Senningerberg Luxembourg	Coveris is a leading global producer of flexible and rigid packaging products.	$47,042

Eclipse Resources Corp. 2121 Old Gatesburg Road, Suite 110 State College, PA 16803	Eclipse Resources is an independent exploration and production company engaged in the acquisition and development of oil and natural gas properties in the Appalachian Basin.	$9,018

EV Energy Partners, L.P. 1001 Fannin Street, Suite 800 Houston, TX 77002	EV Energy Partners engages in the acquisition, development and production of oil and natural gas properties in the United States.	$2,002

Exterran Energy Solutions, L.P. 4444 Brittmoore Houston, TX 77041	Exterran Energy Solutions is a global leader in oil and gas production equipment, natural gas compression, produced water treatment solutions and gas processing and treating.	$7,714

Global Jet Capital Inc. (15.0% PIK; 1/30/25) 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing and crew selection.	$788

Global Jet Capital Inc. (15.0% PIK; 4/30/25) 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing and crew selection.	$5,007

Global Jet Capital Inc. (15.0% PIK; 9/3/25) 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing and crew selection.	$1,035

Global Jet Capital Inc. (15.0% PIK; 9/29/25) 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing and crew selection.	$974

Global Jet Capital Inc. (15.0% PIK; 12/4/25) 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing and crew selection.	$64,704

Global Jet Capital Inc. (15.0% PIK; 12/9/25) 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing and crew selection.	$10,582

Global Jet Capital Inc. (15.0% PIK; 1/29/26) 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing and crew selection.	$5,542

Global Jet Capital Inc. (15.0% PIK; 2/17/26) 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing and crew selection.	$13,549

Global Jet Capital Inc. (15.0% PIK; 4/14/26) 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing and crew selection.	$8,391

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)
Global Jet Capital Inc. (15.0% PIK; 12/2/26) 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing and crew selection.	$12,401

Great Lakes Dredge & Dock Corp. 2122 York Road Oak Brook, IL 60523	Great Lakes Dredge & Dock is a leading provider of dredging services in the United States.	$7,685

Jupiter Resources Inc. 585 8th Avenue SW, Suite 1100 Calgary, AB T2P 1G1 Canada	Jupiter Resources engages in the exploration, production and development of oil and gas properties in Canada.	$29,026

NewStar Financial, Inc. 500 Boylston Street, Suite 1250 Boston, MA 02116	NewStar Financial is a publicly listed, specialized commercial finance company that focuses on providing loans and leases to middle market companies.	$62,093

Northern Oil and Gas, Inc. 601 Carlson Parkway, Suite 990 Minnetonka, MN 55305	Northern Oil and Gas is an independent energy company engaged in the acquisition, exploration, development and production of oil and natural gas properties.	$3,050

P.F. Chang's China Bistro, Inc. 7676 East Pinnacle Peak Road Scottsdale, AZ 85255	P.F. Chang’s owns and operates restaurants in the United States.	$70,657

PriSo Acquisition Corp. 1321 Greenway Drive Irving, TX 75038	PrimeSource Building Products (PriSo) is an international distributor of building materials serving residential and industrial new construction and remodeling markets.	$50,482

S1 Blocker Buyer Inc. 210 Sixth Avenue, Suite 3100 Pittsburgh, PA 15222	System One (All Systems) is a leading independent human capital solutions provider in the U.S., serving a diverse set of blue-chip customers by providing highly specialized skillsets for non-discretionary and in-demand functions.	$130

Sorenson Communications, Inc. 4192 South Riverboat Road Salt Lake City, UT 84123	Sorenson Communications is a provider of IP-based video communication technology and services to the deaf and hard of hearing population in the United States.	$9,345

SunGard Availability Services Capital, Inc. 680 East Swedesford Road Wayne, PA 19087	SunGard provides IT operations support, managed IT services and consulting services.	$11,838

TI Group Automotive Systems, LLC 4650 Kingsgate Oxford OX4 2SU United Kingdom	TI Group Automotive Systems designs and manufactures fluid storage, transfer and delivery systems for the automotive industry.	$7,302

York Risk Services Holding Corp. One Upper Pond Road Building F—4th Floor Parsippany, NJ 07054	York Risk Services is a third-party administrator of insurance-related services in the United States, providing integrated claims management and managed care services for clients in select, specialty markets.	$33,595

Collateralized Securities

NewStar Financial, Inc. 500 Boylston Street, Suite 1250 Boston, MA 02116	NewStar Financial is the asset manager of NewStar Clarendon 2014-1A Class D.	$693

NewStar Financial, Inc. 500 Boylston Street, Suite 1250 Boston, MA 02116	NewStar Financial is the asset manager of NewStar Clarendon 2014-1A Class Subord. B.	$6,387

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held(25)	Amortized Cost of Investment (in thousands)
Equity/Other

5 Arches, LLC 19800 MacArthur Boulevard, Suite 1150 Irvine, CA 92612	5 Arches owns and operates a vertically integrated, fully licensed, specialty mortgage company that originates, purchases and manages specialized mortgage loans.	Common Equity	7.0%	$1,750

ACP FH Holdings GP, LLC 16752 Armstrong Avenue Irvine, CA 92606	Fox Head (ACP FH Holdings) is a family-owned action sports and clothing brand focused primarily on the motocross, bike and lifestyle segments.	Common Equity	0.0%	$11

ACP FH Holdings, LP 16752 Armstrong Avenue Irvine, CA 92606	Fox Head (ACP FH Holdings) is a family-owned action sports and clothing brand focused primarily on the motocross, bike and lifestyle segments.	Common Equity	0.4%	$1,131

Altus Power America Holdings, LLC 102 Greenwich Avenue, 3rd Floor Greenwich, CT 06830	Altus Power America is a developer and owner of on-site solar generation facilities for commercial and industrial customers.	Common Equity	0.8%	$462

Altus Power America Holdings, LLC 102 Greenwich Avenue, 3rd Floor Greenwich, CT 06830	Altus Power America is a developer and owner of on-site solar generation facilities for commercial and industrial customers.	Preferred Equity	1.6%	$955

ASG Technologies Group, Inc. 708 Goodlette Road North Naples, FL 34102	ASG provides a variety of software and services for enterprise performance, operations and application management.	Warrants	0.5%	$1,377

Aspect Software Parent, Inc. 2325 East Camelback Road, Suite 700 Phoenix, AZ 85016	Aspect Software is a provider of solutions to the contact center industry.	Common Equity	13.6%	$53,808

ATX Holdings, LLC 1-501 Clements Road West Ajax, ON L1S 7H4 Canada	ATX Networks designs, manufactures, markets and delivers a broad range of products to the global cable television industry and PVNs (Private Video Networks).	Common Equity	0.2%	$134

Chisholm Oil and Gas, LLC 6100 South Yale Avenue, Suite 1700 Tulsa, OK 74136	Chisholm Oil and Gas is a private exploration and production operator.	Common Equity	0.0%	$59

CSF Group Holdings, Inc. 2900 Dryden Road Dayton, OH 45439	CSafe designs, develops and manufactures cold chain management products for the pharmaceutical industry.	Common Equity	0.1%	$174

Escape Velocity Holdings, Inc. 7565 Irvine Center Drive, Suite 200 Irvine, CA 92618	Trace3 (Escape Velocity) is a leading technology solutions value-added reseller to predominantly West Coast enterprise customers.	Common Equity	0.3%	$77

Fairway Group Holdings Corp. 2284 12th Avenue New York, NY 10027	Fairway Group, together with it subsidiaries, operates as a specialty food retailer in the greater New York City metro area.	Common Equity	7.9%	$2,296

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held(25)	Amortized Cost of Investment (in thousands)
Global Jet Capital Holdings, LP 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing and crew selection.	Preferred Equity	16.6%	$42,484

H.I.G. Empire Holdco, Inc. 333 Northwest Avenue Northlake, IL 60164	Empire Today operates as a shop-at-home company that provides installed flooring treatment products to customers across the United States.	Common Equity	0.5%	$614

Harvey Holdings, LLC 1400 Main Street Waltham, MA 02451	Harvey Industries is a leading manufacturer and distributor of high quality building products.	Common Equity	1.8%	$2,000

Industrial Group Intermediate Holdings, LLC 411 Theodore Fremd Avenue, Suite 125 Rye, NY 10580	Industrial Group is an employee-owned holding company engaged in agricultural chemicals, electrical insulation materials and other tools and equipment.	Common Equity	0.3%	$221

JMC Acquisition Holdings, LLC 2454 East Dempster Street, Suite 300 Des Plaines, IL 60016	Justrite (JMC) is a leading source of storage, handling and security products including fire prevention safety equipment for hazardous materials, environmental protection spill containment devices and specialized storage products.	Common Equity	6.9%	$8,068

JSS Holdco, LLC 180 North Stetson Avenue, 29th Floor Chicago, IL 60601	Jet Support Services (JSS) is a leading independent provider of hourly cost maintenance programs for aircraft engines and airframes.	Net Profits Interest	N/A	$—

NewStar Financial, Inc. 500 Boylston Street, Suite 1250 Boston, MA 02116	NewStar Financial is a publicly listed, specialized commercial finance company that focuses on providing loans and leases to middle market companies.	Warrants	5.6%	$15,058

North Haven Cadence TopCo, LLC 8767 East Via De Ventura, Suite 200 Scottsdale, AZ 85258	Cadence Education (North Haven) operates as a provider of childhood and private elementary education services.	Common Equity	0.5%	$833

PDI Parent LLC 4200 Oakleys Court Richmond, VA 23223	Power Distribution is a leading independent designer, manufacturer and service provider of mission critical power distribution, static switching and power monitoring equipment for corporate data centers.	Common Equity	1.2%	$923

Ridgeback Resources Inc. 525 8th Avenue SW, Suite 2800 Calgary, AB T2P 1G1 Canada	Ridgeback Resources is an independent oil and gas exploration and development company focused on the exploration, acquisition and production of oil, natural gas and natural gas liquids in Canada.	Common Equity	0.8%	$5,082

Roadhouse Holding Inc. 3011 Armory Drive, Suite 300 Nashville, TN 37204	Logan's Roadhouse is a chain of casual dining steakhouse restaurants.	Common Equity	3.6%	$1,250

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held(25)	Amortized Cost of Investment (in thousands)
S1 Blocker Buyer Inc. 210 Sixth Avenue, Suite 3100 Pittsburgh, PA 15222	System One (All Systems) is a leading independent human capital solutions provider in the U.S., serving a diverse set of blue-chip customers by providing highly specialized skillsets for non-discretionary and in-demand functions.	Common Equity	0.4%	$600

SandRidge Energy, Inc. 123 Robert S. Kerr Avenue Oklahoma City, OK 73102	SandRidge Energy is an independent oil and natural gas company that engages in development and production activities.	Common Equity	0.7%	$5,647

Sequential Brands Group, Inc. 601 West 26th Street, 9th Floor New York, NY 10001	Sequential Brands Group owns, promotes, markets and licenses a portfolio of consumer brands to retailers, wholesalers and distributors.	Common Equity	0.2%	$1,693

SSC Holdco Limited 50 Braintree Hill Office Park, Suite 101 Braintree, MA 02184	Surgical Specialties designs and manufactures high performance surgical knives and wound closure products.	Common Equity	0.8%	$2,273

Sunnova Energy Corp. 20 Greenway Plaza, Suite 475 Houston, TX 77046	Sunnova is an independent power company that owns and operates residential solar systems throughout the United States.	Common Equity	2.9%	$2,166

Sunnova Energy Corp. 20 Greenway Plaza, Suite 475 Houston, TX 77046	Sunnova is an independent power company that owns and operates residential solar systems throughout the United States.	Preferred Equity	0.1%	$290

TE Holdings, LLC 4700 Gaillardia Parkway, Suite 200 Oklahoma City, OK 73142	Templar Energy is an exploration and production company focused on investing primarily in the mature, liquids-rich producing basins in the Mid-Continent Region.	Common Equity	3.8%	$1,104

TE Holdings, LLC 4700 Gaillardia Parkway, Suite 200 Oklahoma City, OK 73142	Templar Energy is an exploration and production company focused on investing primarily in the mature, liquids-rich producing basins in the Mid-Continent Region.	Preferred Equity	3.8%	$859

Titan Energy, LLC 1000 Commerce Drive, Suite 410 Pittsburgh, PA 15275	Titan Energy develops and produces natural gas, crude oil and natural gas liquids in basins across the United States.	Common Equity	1.3%	$2,299

Warren Resources, Inc. Two Lincoln Centre 5420 LBJ Freeway, Suite 600 Dallas, TX 75240	Warren Resources is an independent energy company engaged in the exploration, development and production of onshore crude oil and gas reserves.	Common Equity	10.0%	$4,695

White Star Petroleum Holdings, LLC 301 NW 63rd Street, Suite 600 Oklahoma City, OK 73116	White Star Petroleum is an exploration and production company in the Central Northern Oklahoma Woodford play located in Payne, Lincoln, Creek and Noble counties in Oklahoma.	Common Equity	0.2%	$1,478

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held(25)	Amortized Cost of Investment (in thousands)
Zeta Interactive Holdings Corp. 185 Madison Avenue, 5th Floor New York, NY 10016	Zeta is a customer lifecycle marketing (CLM) platform company that integrates big data, proprietary technology and analytics to help leading brands acquire, grow and retain customers.	Preferred Equity	0.9%	$8,357

Zeta Interactive Holdings Corp. 185 Madison Avenue, 5th Floor New York, NY 10016	Zeta is a customer lifecycle marketing (CLM) platform company that integrates big data, proprietary technology and analytics to help leading brands acquire, grow and retain customers.	Preferred Equity	0.8%	$8,357

Zeta Interactive Holdings Corp. 185 Madison Avenue, 5th Floor New York, NY 10016	Zeta is a customer lifecycle marketing (CLM) platform company that integrates big data, proprietary technology and analytics to help leading brands acquire, grow and retain customers.	Warrants	0.1%	$—

1)	Amount includes a $68,517 unfunded commitment for 5 Arch Income Fund 2, LLC.

2)	Amount includes a $884 unfunded commitment for Altus Power America, Inc.

3)	Amount includes a $1,155 unfunded commitment for Aspect Software, Inc.

4)	Amount includes a $1,822 unfunded commitment for Aspect Software, Inc.

5)	Amount includes a $5,100 unfunded commitment for AVF Parent, LLC.

6)	Amount includes a $10,000 unfunded commitment for BMC Software Finance, Inc.

7)	Amount includes a $14,098 unfunded commitment for CEVA Group Plc.

8)	Amount includes a $1,652 unfunded commitment for CSafe Acquisition Co., Inc.

9)	Amount includes a $12,174 unfunded commitment for CSafe Acquisition Co., Inc.

10)	Amount includes a $22,843 unfunded commitment for Greystone Equity Member Corp.

11)	Amount includes a $12,000 unfunded commitment for JSS Holdings, Inc.

12)	Amount includes a $9,503 unfunded commitment for Nobel Learning Communities, Inc.

13)	Amount includes a $49,689 unfunded commitment for Nobel Learning Communities, Inc.

14)	Amount includes a $750 unfunded commitment for North Haven Cadence Buyer, Inc.

15)	Amount includes a $3,250 unfunded commitment for North Haven Cadence Buyer, Inc.

16)	Amount includes a $2,459 unfunded commitment for Production Resource Group, LLC.

17)	Amount includes a $11,566 unfunded commitment for Safariland, LLC.

18)	Amount includes a $5,243 unfunded commitment for Strike, LLC.

19)	Amount includes a $5,539 unfunded commitment for SunGard Availability Services Capital, Inc.

20)	Amount includes a $1,190 unfunded commitment for USI Senior Holdings, Inc.

21)	Amount includes a $1,265 unfunded commitment for Warren Resources, Inc.

22)	Amount includes a $8,664 unfunded commitment for Zeta Interactive Holdings Corp.

23)	Amount includes a $2,229 unfunded commitment for Zeta Interactive Holdings Corp.

24)	Amount includes a $150 unfunded commitment for Chisholm Oil and Gas Operating, LLC.

25)	Percentage of class held is calculated on a fully diluted basis and is based on the best available information at the time of calculation.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT

Overview of FSIC III Advisor

Management Services and Responsibilities

FSIC III Advisor has registered as an investment adviser under the Advisers Act and serves as our investment adviser pursuant to the investment advisory and administrative services agreement in accordance with the 1940 Act. As an investment adviser registered under the Advisers Act, FSIC III Advisor has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, FSIC III Advisor has a fiduciary responsibility for the safekeeping and use of all our funds and assets, whether or not in its immediate possession or control. As such, FSIC III Advisor may not employ, or permit another to employ, our funds or assets in any manner except for our exclusive benefit. FSIC III Advisor is prohibited from contracting away the fiduciary obligation owed to us and our stockholders under common law.

Subject to the overall supervision of our board of directors, FSIC III Advisor oversees our day-to-day operations and provides us with investment advisory services. Under the terms of the investment advisory and administrative services agreement, FSIC III Advisor:

●	determines the composition and allocation of our portfolio, the nature and timing of the changes therein and the manner of implementing such changes;

●	identifies, evaluates and negotiates the structure of the investments we make;

●	executes, monitors and services the investments we make;

●	determines the securities and other assets that we will purchase, retain or sell;

●	performs due diligence on prospective portfolio companies; and

●	provides us with such other investment advisory, research and related services as we may, from time to time, reasonably request or require for the investment of our funds.

FSIC III Advisor will also seek to ensure that we maintain adequate reserves for normal replacements and contingencies (but not for payment of fees payable to it) by causing us to retain a reasonable percentage of offering proceeds, revenues or other sources of reserves. FSIC III Advisor’s services under the investment advisory and administrative services agreement may not be exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. In addition, FSIC III Advisor performs certain administrative services under the investment advisory and administrative services agreement. See “Administrative Services.”

Advisory Fees

We pay FSIC III Advisor a fee for its services under the investment advisory and administrative services agreement consisting of two components—an annual base management fee based on the average weekly value of our gross assets and an incentive fee based on our performance. The cost of both the base management fee payable to FSIC III Advisor and any incentive fees it earns are ultimately borne by our stockholders.

Base Management Fee

The base management fee is calculated at an annual rate of 2.0% of the average weekly value of our gross assets. FSIC III Advisor has contractually agreed, effective one year from the IBD Channel closing, to waive 0.25% of the base management fee so that the fee received equals 1.75% of our average weekly gross assets. The base management fee is payable quarterly in arrears and is calculated based on the average weekly value of our gross assets during the most recently completed calendar quarter. The base management fee may or may not be taken in whole or in part at the discretion of FSIC III Advisor. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as FSIC III Advisor shall determine. The base management fee for any partial month or quarter will be appropriately prorated.

Incentive Fee

The incentive fee consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income is subject to a quarterly hurdle rate, expressed as a rate of return on adjusted capital for the most recently completed calendar quarter, of 1.875% (7.5% annualized), subject to a “catch up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses reimbursed to FSIC III Advisor under the investment advisory and administrative services agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:

●	No subordinated incentive fee is payable to FSIC III Advisor in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate of 1.875%;

●	100% of our pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.34375% in any calendar quarter (9.375% annualized) is payable to FSIC III Advisor. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.34375%) as the “catch-up.” The “catch-up” provision is intended to provide FSIC III Advisor with an incentive fee of 20.0% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.34375% in any calendar quarter; and

●	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.34375% in any calendar quarter (9.375% annualized) is payable to FSIC III Advisor once the hurdle rate is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter is allocated to FSIC III Advisor).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Subordinated Incentive Fee on Income

Pre-incentive fee net investment income

(expressed as a percentage of adjusted capital)

Percentage of pre-incentive fee net investment income allocated to income-related portion of incentive fee

These calculations will be appropriately prorated for any period of less than three months and adjusted, if appropriate, for any equity capital raises or repurchases during the applicable calendar quarter.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee equals 20.0% of our incentive fee capital gains, which equals our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. Based on an interpretation of the applicable language in the Advisers Act by the staff of the Division of Investment Management of the SEC, we “look through” our TRS in calculating the capital gains incentive fee. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies—Capital Gains Incentive Fee” for a discussion of the treatment of the TRS with respect to the calculation of the capital gains incentive fee.

All percentages are based on average adjusted capital as defined above.

Example 1: Subordinated Incentive Fee on Income for Each Calendar Quarter*

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate(1) = 1.875%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income—(base management fee + other expenses)) = 0.55%

Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no subordinated incentive fee on income payable.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.775%
Hurdle rate(1) = 1.875%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income – (base management fee + other expenses)) = 2.075%
Subordinated incentive fee on income = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

= 100% x (2.075% – 1.875%)
= 0.2%

Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the subordinated incentive fee on income is 0.2%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%
Hurdle rate(1) = 1.875%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income – (base management fee + other expenses)) = 2.8%

Catch up = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

Subordinated incentive fee on income = 100% × “catch-up” + (20.0% × (pre-incentive fee net investment income-2.34375%))

Catch up = 2.34375% – 1.875% = 0.46875%
Subordinated incentive fee on income = (100% × 0.46875%) + (20.0% × (2.8% – 2.34375%))

= 0.46875% + (20.0% × 0.45625%)
= 0.46875% + 0.09125%
= 0.56%

Pre-incentive fee net investment income exceeds the hurdle rate and fully satisfies the “catch-up” provision, therefore the subordinated incentive fee on income is 0.56%.

(1)	Represents 7.5% annualized hurdle rate.

(2)	Represents 2.0% annualized base management fee on average weekly gross assets. Examples assume assets are equal to adjusted capital.

(3)	Excludes organization and offering expenses.

(4)	The “catch-up” provision is intended to provide FSIC III Advisor with an incentive fee of 20.0% on all pre-incentive fee net investment income when our net investment income exceeds 2.34375% in any calendar quarter.

Example 2: Incentive Fee on Capital Gains*

Scenario 1

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”).

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million.

Year 3: FMV of Investment B determined to be $25 million.

Year 4: Investment B sold for $31 million.

The incentive fee on capital gains would be:

Year 1: None.

Year 2: Incentive fee on capital gains of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%).

Year 3: None g $5 million (20.0% multiplied by ($30 million cumulative realized capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2).

Year 4: Incentive fee on capital gains of $200,000 g $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6 million (incentive fee on capital gains taken in Year 2).

Scenario 2

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”).

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million.

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million.

Year 4: FMV of Investment B determined to be $35 million.

Year 5: Investment B sold for $20 million.

The capital gains incentive fee, if any, would be:

Year 1: None.

Year 2: $5 million incentive fee on capital gains g 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B).

Year 3: $1.4 million incentive fee on capital gains g $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million incentive fee on capital gains received in Year 2.

Year 4: None.

Year 5: None g $5 million (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative incentive fee on capital gains paid in Year 2 and Year 3.

*	The returns shown are for illustrative purposes only. No incentive fee is payable to FSIC III Advisor in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate. Positive returns are shown to demonstrate the fee structure and there is no guarantee that positive returns will be realized. Actual returns may vary from those shown in the examples above.

Payment of Our Expenses

Our primary operating expenses include the payment of management and incentive fees and other expenses under the investment advisory and administrative services agreement, interest expense from financing arrangements and other indebtedness, and other expenses necessary for our operations. The management and incentive fees compensate FSIC III Advisor for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. FSIC III Advisor is responsible for compensating GDFM for its services pursuant to the investment sub-advisory agreement. We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

●	corporate and organization expenses relating to offerings of our common stock, subject to limitations included in the investment advisory and administrative services agreement;

●	the cost of calculating our net asset value, including the cost of any third-party pricing or valuation services;

●	the cost of effecting sales and repurchases of shares of our common stock and other securities;

●	investment advisory fees;

●	fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

●	interest payments on our debt or related obligations;

●	transfer agent and custodial fees;

●	research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);

●	fees and expenses associated with marketing efforts;

●	federal and state registration fees;

●	federal, state and local taxes;

●	fees and expenses of directors not also serving in an executive officer capacity for us or FSIC III Advisor;

●	costs of proxy statements, stockholders’ reports, notices and other filings;

●	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

●	direct costs such as printing, mailing, long distance telephone and staff;

●	fees and expenses associated with accounting, corporate governance, independent audits and outside legal costs;

●	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act;

●	brokerage commissions for our investments; and

●	all other expenses incurred by FSIC III Advisor, GDFM or us in connection with administering our business, including expenses incurred by FSIC III Advisor or GDFM in performing administrative services for us and administrative personnel paid by FSIC III Advisor or GDFM, to the extent they are not controlling persons of FSIC III Advisor, GDFM or any of their respective affiliates, subject to the limitations included in the investment advisory and administrative services agreement.

Reimbursement of FSIC III Advisor for Administrative Services

We reimburse FSIC III Advisor for expenses necessary to perform services related to our administration and operations, including FSIC III Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to us on behalf of FSIC III Advisor. The amount of this reimbursement is set at the lesser of (1) FSIC III Advisor’s actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. FSIC III Advisor allocates the cost of such services to us based on factors such as assets, revenues, time allocations and/or other reasonable metrics. Our board of directors reviews the methodology employed in determining how the expenses are allocated to us and the proposed allocation of administrative expenses among us and certain affiliates of FSIC III Advisor. Our board of directors then assesses the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors compares the total amount paid to FSIC III Advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We do not reimburse FSIC III Advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of FSIC III Advisor.

Duration and Termination

The investment advisory and administrative services agreement became effective on April 2, 2014, the date that we satisfied the minimum offering requirement. Unless earlier terminated as described below, the investment advisory and administrative services agreement will remain in effect from year-to-year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. In May 2017, our board of directors re-approved the investment advisory and administrative services agreement and extended its terms for a period of twelve months commencing June 15, 2017, subject to earlier termination in accordance with its terms. An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the investment advisory and administrative services agreement.

The investment advisory and administrative services agreement will automatically terminate in the event of its assignment. As required by the 1940 Act, the investment advisory and administrative services agreement provides that we may terminate the agreement without penalty upon 60 days’ written notice to FSIC III Advisor. If FSIC III Advisor wishes to voluntarily terminate the investment advisory and administrative services agreement, it must give us a minimum of 120 days’ notice prior to termination and must pay all expenses associated with its termination. The investment advisory and administrative services agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities. We may terminate FSIC III Advisor’s interest in our revenues, expenses, income, losses, distributions and capital by payment of an amount equal to the then-present fair market value of the interest, determined by agreement between us and FSIC III Advisor. If we cannot agree on such amount, it will be determined in accordance with the then-current rules of the American Arbitration Association. The expenses of such arbitration shall be borne equally. The method of payment to FSIC III Advisor must be fair and must protect our solvency and liquidity.

Without the vote of a majority of our outstanding voting securities, our investment advisory and administrative services agreement may not be materially amended, nor may FSIC III Advisor cause us to engage in a merger or other reorganization. In addition, should we or FSIC III Advisor elect to terminate the investment advisory and administrative services agreement, a new investment adviser may not be appointed without approval of a majority of our outstanding common stock, except in limited circumstances where a temporary adviser may be appointed without stockholder consent, consistent with the 1940 Act, for a time period not to exceed 150 days following the date on which the previous contract terminates. FSIC III Advisor may not terminate the investment sub-advisory agreement with GDFM without prior approval from our board of directors.

Prohibited Activities

Our charter prohibits the following activities between us and FSIC III Advisor and its affiliates:

●	We may not purchase or lease assets in which FSIC III Advisor or its affiliates have an interest unless we disclose the terms of the transaction to our stockholders, the assets are sold or leased upon terms that are reasonable to us and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert;

●	FSIC III Advisor and its affiliates may not acquire assets from us unless approved by our stockholders in accordance with our charter;

●	We may not lease assets to FSIC III Advisor or its affiliates unless we disclose the terms of the transaction to our stockholders and such terms are fair and reasonable to us;

●	We may not make any loans to FSIC III Advisor or its affiliates except for the advancement of funds as permitted by our charter;

●	We may not pay a commission or fee, either directly or indirectly to FSIC III Advisor or its affiliates, except as otherwise permitted by our charter, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;

●	FSIC III Advisor and its affiliates may not charge duplicate fees to us; and

●	FSIC III Advisor and its affiliates may not provide financing to us with a term in excess of 12 months. In connection with any such financing, FSIC III Advisor may not receive interest in excess of the lesser of its cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. FSIC III Advisor also may not receive a prepayment charge or penalty in connection with any such financing.

In addition, the investment advisory and administrative services agreement prohibits FSIC III Advisor and its affiliates from receiving or accepting any rebate, give-up or similar arrangement that is prohibited under federal or state securities laws. FSIC III Advisor and its affiliates are also prohibited from participating in any reciprocal business arrangement that would circumvent provisions of federal or state securities laws governing conflicts of interest or investment restrictions. FSIC III Advisor and its affiliates will not have the exclusive right to sell or exclusive employment to sell our assets. FSIC III Advisor and its affiliates are prohibited from entering into any agreement, arrangement or understanding that would circumvent restrictions against dealing with affiliates or promoters under applicable federal or state securities laws. FSIC III Advisor may not commingle our funds with the funds of any other entity or individual.

Indemnification

The investment advisory and administrative services agreement provides that FSIC III Advisor and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with it are not entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by FSIC III Advisor or such other person, nor will FSIC III Advisor or such other person be held harmless for any loss or liability suffered by us, unless: (1) FSIC III Advisor or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests; (2) FSIC III Advisor or such other person was acting on behalf of or performing services for us; (3) the liability or loss suffered was not the result of negligence or misconduct by FSIC III Advisor or such other person acting as our agent; and (4) the indemnification or agreement to hold FSIC III Advisor or such other person harmless for any loss or liability suffered by us is only recoverable out of our net assets and not from our stockholders. We maintain a joint liability insurance policy with our affiliates, including FSIC III Advisor. The premiums for this policy are allocated across all insureds based on, among other things, the proportional share of the premium that we and our affiliates would pay had we purchased our policies separately and the asset base of each such entity. The independent directors of our board of directors must review and approve our allocation on an annual basis. As a result, FSIC III Advisor bears the cost of its own liability insurance.

Organization of FSIC III Advisor

FSIC III Advisor is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal address of FSIC III Advisor is FSIC III Advisor, LLC, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Overview of GDFM

GDFM acts as our investment sub-adviser pursuant to the investment sub-advisory agreement with FSIC III Advisor and is registered as an investment adviser with the SEC under the Advisers Act. GDFM is a Delaware limited liability company with principal offices located at 345 Park Avenue, New York, New York 10154.

Under the terms of the investment sub-advisory agreement, GDFM assists FSIC III Advisor in managing our portfolio in accordance with our stated investment objectives and strategies. This assistance includes making investment recommendations, monitoring and servicing our investments, performing due diligence on prospective portfolio companies and providing research and other investment advisory services for us. However, all investment decisions are ultimately the responsibility of FSIC III Advisor’s investment committee.

The investment sub-advisory agreement provides that GDFM will receive 50% of all fees payable to FSIC III Advisor under the investment advisory and administrative services agreement with respect to each year.

The investment sub-advisory agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice by GDFM or, if our board of directors or the holders of a majority of our outstanding voting securities determine that it should be terminated, by FSIC III Advisor.

Board Approval of the Investment Advisory and Administrative Services Agreement and Investment Sub-Advisory Agreement

Our investment advisory and administrative services agreement and investment sub-advisory agreement were each approved by our board of directors in December 2013 and became effective upon our satisfying the minimum offering requirement in April 2014. After an initial two-year term, such agreements must be re-approved annually by our board of directors. In May 2017 and June 2017, our board of directors re-approved both the investment advisory and administrative services agreement and the investment sub-advisory agreement, respectively, and extended their respective terms for a period of twelve months commencing June 15, 2017, subject to earlier termination in accordance with their terms. Such approvals were made in accordance with, and on the basis of an evaluation satisfactory to our board of directors as required by, Section 15(c) of the 1940 Act and applicable rules and regulations thereunder, including a consideration of, among other factors, (i) the nature, quality and extent of the advisory and other services to be provided under the agreements, (ii) the investment performance of the personnel who manage investment portfolios with objectives similar to ours, (iii) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives and (iv) information about the services to be performed and the personnel performing such services under each of the agreements.

ADMINISTRATIVE SERVICES

FSIC III Advisor is reimbursed for administrative expenses it incurs on our behalf overseeing our day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FSIC III Advisor also performs, or oversees the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records that we are required to maintain and preparing reports for our stockholders and reports filed with the SEC. In addition, FSIC III Advisor assists us in calculating our net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.

We reimburse FSIC III Advisor for expenses necessary to perform services related to our administration and operations, including FSIC III Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to us on behalf of FSIC III Advisor. The amount of this reimbursement is set at the lesser of (1) FSIC III Advisor’s actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. FSIC III Advisor allocates the cost of such services to us based on factors such as assets, revenues, time allocations and/or other reasonable metrics. Our board of directors reviews the methodology employed in determining how the expenses are allocated to us and the proposed allocation of administrative expenses among us and certain affiliates of FSIC III Advisor. Our board of directors then assesses the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors, among other things, compares the total amount paid to FSIC III Advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We do not reimburse FSIC III Advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of FSIC III Advisor.

We have contracted with State Street to provide various accounting and administrative services, including, but not limited to, preparing preliminary financial information for review by FSIC III Advisor, preparing and monitoring expense budgets, maintaining accounting and corporate books and records, processing trade information provided by us and performing testing with respect to RIC compliance.

For a discussion of the indemnification provisions in the investment advisory and administrative services agreement, see “Investment Advisory and Administrative Services Agreement—Indemnification.”

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our executive officers, certain of our directors and certain professionals of FS Investments who perform services for us on behalf of FSIC III Advisor are also officers, directors, trustees, managers, and/or key professionals of FS Investments, our dealer manager and other FS Investments entities, including the other funds in the Fund Complex. These persons have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons and other affiliates of FS Investments may organize other debt-related programs and acquire for their own account debt-related investments that may be suitable for us. In addition, FS Investments may grant equity interests in FSIC III Advisor to certain management personnel performing services for FSIC III Advisor.

Investment Advisory and Administrative Services Agreement

Pursuant to the investment advisory and administrative services agreement, FSIC III Advisor provides us with investment advisory services for which we pay FSIC III Advisor a base management fee of 2.0% of the average weekly value of our gross assets and an incentive fee based on our performance. Effective February 3, 2017, FSIC III Advisor has contractually agreed to permanently waive 0.25% of the base management fee so that the fee received equals 1.75% of our average weekly gross assets.

Pursuant to the investment advisory and administrative services agreement, FSIC III Advisor also oversees our day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. In addition, FSIC III Advisor performs, or oversees the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records that we are required to maintain and preparing reports for our stockholders and reports filed with the SEC. FSIC III Advisor also assists us in calculating our net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. We reimburse FSIC III Advisor for expenses necessary to perform services related to our administration and operations. In addition, prior to satisfaction of the minimum offering requirement and for a period of time thereafter, FSIC III Advisor and its affiliates funded certain of our organization and offering costs, and we reimbursed FSIC III Advisor and its affiliates for such amounts. Following this period, FSIC III Advisor has continued to provide us with certain services related to our offering and we have, and will continue to, reimburse FSIC III Advisor for its costs in connection with providing us these services.

See “Investment Advisory and Administrative Services Agreement” for additional information about the services FSIC III Advisor provides to us, how fees to FSIC III Advisor are determined and our obligations to reimburse FSIC III Advisor for Administrative expenses and offering costs.

See “Management’s Discussion and Analysis of Financial Condition and Operations—Compensation of FSIC III Advisor and FS Investment Solutions” for a summary of the fees and expenses we accrued under the investment advisory and administrative services agreement during the six months ended June 30, 2017 and during the years ended December 31, 2016, 2015 and 2014.

Allocation of FSIC III Advisor’s Time

We rely on FSIC III Advisor to manage our day-to-day activities and to implement our investment strategies. FSIC III Advisor and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, FSIC III Advisor, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of the Fund Complex. FSIC III Advisor and its employees will devote only as much of its or their time to our business as FSIC III Advisor and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, FSIC III Advisor, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

However, we believe that the members of FSIC III Advisor’s senior management and the other key debt finance professionals have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. We expect that our executive officers and affiliates will generally devote more time to programs raising and investing capital than to programs that have completed their offering stages, though from time to time each program will have its unique demands. Because many of the operational aspects of FS Investments-sponsored programs are very similar, there are significant efficiencies created by the same team of individuals at the adviser providing services to multiple programs. For example, FSIC III Advisor has streamlined the structure for financial reporting, internal controls and investment approval processes for the programs.

Allocation of GDFM’s Time

We rely, in part, on GDFM to assist in identifying investment opportunities and making investment recommendations to FSIC III Advisor. GDFM, its affiliates and their respective members, partners, officers and employees will devote as much of their time to our activities as they deem necessary and appropriate. GDFM and its affiliates are not restricted from forming additional investment vehicles, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of GDFM. Also, in connection with such business activities, GDFM and its affiliates may have existing business relationships or access to material, non-public information that may prevent it from recommending investment opportunities that would otherwise fit within our investment objectives. All of these factors could be viewed as creating a conflict of interest in that the time, effort and ability of the members of GDFM, its affiliates and their officers and employees will not be devoted exclusively to our business but will be allocated between us and the management of the assets of other advisees of GDFM and its affiliates. For example, GDFM also serves as the investment sub-adviser to FS Investment Corporation, FS Investment Corporation II and FS Investment Corporation IV and GSO, the parent of GDFM, serves as investment sub-adviser to FS Energy and Power Fund and FS Global Credit Opportunities Fund, as well as other accounts and investment vehicles that invest in the same types of investments as we do.

Competition and Allocation of Investment Opportunities

Concurrent with our continuous public offering, employees of FSIC III Advisor are simultaneously providing investment advisory services to other affiliated entities, including the investment advisers to FS Investments other affiliated BDCs, and FS Investments’ affiliated closed-end management investment company. FS Investment Corporation, FS Investment Corporation II and FS Investment Corporation IV are non-diversified, closed-end management investment companies that have elected to be regulated as BDCs that invest primarily in senior secured loans and second lien secured loans of private U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. FS Energy and Power Fund is a non-diversified, closed-end management investment company that has elected to be regulated as a BDC that invests primarily in debt and income-oriented equity securities of privately held U.S. companies in the energy and power industry. FS Global Credit Opportunities Fund is a non-diversified, closed-end management investment company that invests primarily in secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments. FS Energy Total Return Fund is a non-diversified, closed-end management investment company that invests primarily in the equity and debt securities of natural resource companies. In addition, GDFM and its affiliates manage several other investment vehicles.

FSIC III Advisor may determine that it is appropriate for us and one or more other investment accounts managed by FSIC III Advisor, GDFM or any of their respective affiliates to participate in an investment opportunity. To the extent we are able to make co-investments with investment accounts managed by FSIC III Advisor, GDFM or their respective affiliates, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. In addition, conflicts of interest or perceived conflicts of interest may also arise in determining which investment opportunities should be presented to us and other participating accounts.

To mitigate these conflicts, FSIC III Advisor will seek to execute such transactions on a fair and equitable basis and in accordance with its allocation policies, taking into account various factors, which may include: the source of origination of the investment opportunity; investment objectives and strategies; tax considerations; risk, diversification or investment concentration parameters; characteristics of the security; size of available investment; available liquidity and liquidity requirements; regulatory restrictions; and/or such other factors as may be relevant to a particular transaction.

As FSIC III Advisor’s senior management team consists of substantially the same management team that runs the investment advisers to FS Investments’ four other affiliated BDCs and closed-end management investment company, it is possible that some investment opportunities will be provided to such other affiliated investment vehicles rather than to us.

Affiliated Dealer Manager

The dealer manager is an affiliate of FSIC III Advisor and also serves as the dealer manager in connection with the continuous public offerings of shares by FS Investment Corporation IV, the FSGCOF Offered Funds and FS Credit Real Estate Income Trust, Inc., and served as the dealer manager in connection with the continuous public offerings of shares by FS Investment Corporation, FS Investment Corporation II, FS Global Opportunities Fund—A, FS Global Opportunities Fund—D, FS Energy and Power Fund and FS Global Credit Opportunities Fund—T, which closed to new investors in May 2012, March 2014, April 2016, April 2016, November 2016 and June 2017, respectively. These relationships may create conflicts in connection with the dealer manager’s due diligence obligations under the federal securities laws. Although the dealer manager will examine the information in this prospectus for accuracy and completeness, due to its affiliation with FSIC III Advisor, no independent review of us will be made in connection with the distribution of our shares in this offering. In addition, the dealer manager historically has been entitled to compensation in connection with this offering. See “Plan of Distribution—Compensation of the Dealer Manager and Selected Broker-Dealers” for additional information regarding the services the dealer manager provides to us and the compensation to which it historically has been entitled. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Party Transactions—Compensation of the Investment Adviser and Dealer Manager” for a summary of the compensation the dealer manager received in connection with this offering during the six months ended June 30, 2017 and 2016.

Expense Support and Conditional Reimbursement Agreement

Pursuant to the expense reimbursement agreement, FS Investments has agreed to reimburse us for expenses in an amount that is sufficient to ensure that no portion of our distributions to stockholders will be paid from offering proceeds or borrowings, and we have a conditional obligation to reimburse FS Investments for amounts reimbursed to us under the agreement. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Party Transactions—Expense Reimbursement” for a detailed description of the expense reimbursement agreement and a summary of expenses reimbursed to us by FS Investments during the six months ended June 30, 2017 and during the year ended December 31, 2016.

Investments

As a BDC, we may be limited in our ability to invest in any portfolio company in which any fund or other client managed by FSIC III Advisor, GDFM or any of their respective affiliates has an investment. We may also be limited in our ability to co-invest in a portfolio company with FSIC III Advisor, GDFM or one or more of their respective affiliates. In an order dated June 4, 2013, the SEC granted exemptive relief to our affiliates, upon which we may rely, and which permits us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our co-investment affiliates. We believe this relief has and may continue to enhance our ability to further our investment objectives and strategies. We believe this relief may also increase favorable investment opportunities for us, in part by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us if such relief had not been obtained. Because our affiliates did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, we are permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance (e.g., where price is the only negotiated term). In general, we may not invest in general partnerships or joint ventures with affiliates (other than publicly registered affiliates) unless we meet several conditions, including that there are no duplicate fees to FSIC III Advisor and GDFM. As a result, we could be limited in our ability to invest in certain portfolio companies in which GDFM or any of its affiliates and in which affiliates of FSIC III Advisor, including FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation IV and FS Energy and Power Fund are investing or are invested. Our ability to invest in general partnerships or joint ventures with non-affiliates that own specific assets is also subject to several conditions, including requirements that we own a controlling interest in any entity, and that no duplicate fees are allowed to FSIC III Advisor and GDFM.

Appraisal and Compensation

Our charter provides that, in connection with any transaction involving a merger, conversion or consolidation, either directly or indirectly, involving us and the issuance of securities of a surviving entity after the successful completion of such transaction, or “roll-up,” an appraisal of all our assets will be obtained from a competent independent appraiser which will be filed as an exhibit to the registration statement registering the roll-up transaction. Such appraisal will be based on all relevant information and shall indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up. The engagement of such independent appraiser shall be for the exclusive benefit of our stockholders. A summary of such appraisal shall be included in a report to our stockholders in connection with a proposed roll-up. All stockholders will be afforded the opportunity to vote to approve such proposed roll-up, and shall be permitted to receive cash in an amount of such stockholder’s pro rata share of the appraised value of our net assets.

Capital Contributions by FSIC III Advisor and GDFM

In October 2013, pursuant to a private placement, Michael C. Forman and David J. Adelman, the principals of FSIC III Advisor, contributed an aggregate of $200,000, which was used in its entirety to purchase 22,222 shares of common stock at $9.00 per share, which represented the initial public offering price of $10.00 per share, excluding selling commissions and dealer manager fees. The principals will not tender these shares of common stock for repurchase as long as FSIC III Advisor remains our investment adviser.

In April 2014, pursuant to a private placement, Messrs. Forman (through an affiliated entity) and Adelman purchased 111,111 additional shares of common stock at $9.00 per share, which represented the initial public offering price of $10.00 per share, excluding selling commissions and dealer manager fees. The principals will not tender these shares of common stock for repurchase as long as FSIC III Advisor remains our investment adviser. In connection with the same private placement, certain members of our board of directors and other individuals and entities affiliated with FSIC III Advisor purchased 640,194 shares of common stock, and certain individuals and entities affiliated with GDFM purchased 558,334 shares of common stock, in each case at a price of $9.00 per share, which represented the initial public offering price of $10.00 per share, excluding selling commissions and dealer manager fees. In connection with the private placement, we sold an aggregate of 1,309,639 shares of common stock for aggregate proceeds of approximately $11.8 million upon satisfying the minimum offering requirement on April 2, 2014. As of August 1, 2017, we have issued an aggregate of 2,142,089 shares of common stock for aggregate proceeds of approximately $19.0 million to members of our board of directors and other individuals and entities affiliated with FSIC III Advisor and GDFM, including shares of common stock sold to Messrs. Forman and Adelman in October 2013 and shares sold in the private placement completed in April 2014.

FS Benefit Trust

On May 30, 2013, FS Benefit Trust was formed as a Delaware statutory trust for the purpose of awarding equity incentive compensation to employees of FS Investments and its affiliates. During the six months ended June 30, 2017, FS Benefit Trust purchased approximately $216,000 of our common stock at a purchase price equal to the institutional offering price in effect on the applicable purchase date. During the year ended December 31, 2016, FS Benefit Trust purchased approximately $203,000 of our common stock at a price equal to the institutional offering price in effect on the applicable purchase date. During the years ended December 31, 2015 and 2014, FS Benefit Trust purchased approximately $231,000 and $31,000, respectively, of our common stock at a purchase price equal to the institutional offering price in effect on the applicable purchase date.

Other Related Party Transactions

For the 2014, 2015 and 2016 calendar years, FS Investments has obtained health insurance through Independence Blue Cross for the benefit of its employees and other service providers, including employees and services providers who provide services to funds sponsored by FS Investments, including us. Pursuant to the investment advisory and administrative services agreement, we reimburse FSIC III Advisor for certain costs of administrative personnel who render services to us, subject to the terms and conditions of the investment advisory and administrative services agreement. The aggregate premiums and other expenses associated with such health insurance were approximately $1.6 million for the 2014 calendar year, $2.1 million for the 2015 calendar year and $2.2 million for the 2016 calendar year, a portion of which, in each case, was reimbursed by us. FS Investments expects that the aggregate premiums and other expenses associated with such health insurance will be approximately $1.5 million for the 2017 calendar year, a portion of which we expect will be reimbursed by us. Daniel J. Hilferty III, one of our directors, serves as the president and chief executive officer of Independence Blue Cross.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of September 14, 2017, no person was deemed to control us, as such term is defined in the 1940 Act. The following table sets forth, as of September 14, 2017, information with respect to the beneficial ownership of our common stock by:

●	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

●	each member of our board of directors and each executive officer; and

●	all of the members of our board of directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules promulgated by the SEC and includes voting or investment power with respect to the securities. There are no shares of common stock subject to options that are currently exercisable or exercisable within 60 days of September 14, 2017.

Name(1)	Shares Beneficially Owned as of September 14, 2017
	Number of Shares	Percentage(2)
Interested Directors:

Michael C. Forman(3)	73,099.76	*
David J. Adelman(4)	66,666.67	*
Michael J. Heller(4)	63,988.07	*

Independent Directors:

James W. Brown	3,092.26	*
Brian R. Ford	3,333.33	*
Jeffrey K. Harrow	14,619.95	*
Daniel J. Hilferty III(4)	26,825.06	*
Steven D. Irwin(5)	5,606.23	*
Robert N.C. Nix, III	15,675.72	*
Peter G. Stanley(4)	5,392.59	*

Executive Officers:

Edward T. Gallivan, Jr(6)	731.00	*
Zachary Klehr	1,827.52	*
Gerald F. Stahlecker(4)	7,309.99	*
Stephen S. Sypherd(4)	4,386.84	*
James F. Volk	—	—
All executive officers and directors as a group (15 persons)	292,554.98	*

*	Less than 1%

(1)	The address of each beneficial owner is c/o FS Investment Corporation III, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

(2)	Based on a total of 285,569,749.27 shares of common stock issued and outstanding as of September 14, 2017.

(3)	All shares of common stock held through The 2011 Forman Investment Trust, a trust created by Mr. Forman for the benefit of minor children.

(4)	All shares of common stock held in a joint account with spouse.

(5)	All shares of common stock held in an Individual Retirement Account.

(6)	Mr. Gallivan was appointed as our chief financial officer on November 15, 2016 to fill the vacancy resulting from the resignation of Michael Lawson as our chief financial officer effective as of November 15, 2016.

The following table sets forth, as of December 31, 2016, the dollar range of our equity securities that are beneficially owned by each member of our board of directors, based on the Institutional offering price of $8.64 as of September 14, 2017.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:

Michael C. Forman	Over $100,000
David J. Adelman	Over $100,000
Michael J. Heller	Over $100,000

Independent Directors:

James W. Brown	$10,001-$50,000
Brian R. Ford	$10,001-$50,000
Jeffrey K. Harrow	Over $100,000
Daniel J. Hilferty III	Over $100,000
Steven D. Irwin	$10,001-$50,000
Robert N.C. Nix, III	Over $100,000
Peter G. Stanley	$10,001-$50,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.

(2)	The dollar range of equity securities beneficially owned by our directors is based on the Institutional offering price of $8.64 per share as of September 14, 2017.

(3)	The dollar range of equity securities beneficially owned are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

DISTRIBUTION REINVESTMENT PLAN

Subject to applicable legal restrictions and the sole discretion of our board of directors, we currently intend to declare regular cash distributions on a weekly or monthly basis and pay such distributions on a monthly basis. Our first distribution was declared for stockholders of record as of April 8, 2014. We currently authorize and declare regular cash distributions on a weekly basis and pay such distributions on a monthly basis.

We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. Any distributions of our shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our distribution reinvestment plan are free to elect to participate or terminate participation in the plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan, you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan, you will have your cash distribution reinvested in additional shares of our common stock, rather than receiving the cash distribution. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in our distribution reinvestment plan. You should contact your broker or financial intermediary regarding any such restrictions that may be applicable to your investment in shares of our common stock. We expect to coordinate distribution payment dates so that the Institutional offering price that is used for the weekly closing date on or immediately following such distribution payment date will be the price at which shares of common stock are issued under our distribution reinvestment plan. In such case, your reinvested distributions will purchase shares at a price equal to the Institutional offering price in effect on the date of issuance, and such price may represent a premium to our net asset value per share. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our shares of common stock offered pursuant to this prospectus.

If you wish to receive distributions in cash, no action will be required on your part to do so. If you are a registered stockholder, you may elect to have your entire distribution reinvested in shares of common stock by notifying DST Systems, Inc., the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. If you elect to reinvest your distributions in additional shares of common stock, the plan administrator will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker or other financial intermediary, you may “opt in” to our distribution reinvestment plan by notifying such broker or other financial intermediary of your election.

We intend to use newly issued shares to implement the plan. The number of shares we will issue to you is determined by dividing the total dollar amount of the distribution payable to you by a price equal to the Institutional offering price at which shares are sold in the offering at the weekly closing conducted on the day of or immediately following the distribution payment date.

There are no selling commissions, dealer manager fees or other sales charges to you if you elect to participate in the distribution reinvestment plan. We pay the plan administrator’s fees under the plan.

If you receive your regular cash distributions in the form of common stock, you generally are subject to the same U.S. federal, state and local tax consequences as you would have had if you elected to receive distributions in cash. In that case, you will be treated as receiving a distribution in the amount of the fair market value of our shares of common stock. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

We reserve the right to amend, suspend or terminate the distribution reinvestment plan. We may terminate the plan upon notice in writing mailed to you at least 30 days prior to any record date for the payment of any distribution by us. You may terminate your account under the plan by calling the plan administrator at (877) 628-8575.

All correspondence concerning the plan should be directed to the plan administrator by mail at FS Investment Services, P.O. Box 219095, Kansas City, Missouri 64121-9095 or by telephone at (877) 628-8575.

We have filed the distribution reinvestment plan with the SEC as an exhibit to the registration statement of which this prospectus is a part. You may obtain a copy of the plan by request to the plan administrator or by contacting us at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, by calling us collect at (215) 495-1150 or by visiting our website at www.fsinvestments.com.

DESCRIPTION OF OUR SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not intended to be complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below.

Stock

Our authorized stock consists of 600,000,000 shares of stock, par value $0.001 per share, of which 550,000,000 shares are classified as common stock and 50,000,000 shares are classified as preferred stock. A majority of our board of directors, without action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue; provided, that any such amendment may not change the preferences, conversion or other rights, voting powers limitations as to dividends, or terms or conditions of redemption of any issued and outstanding shares. There is currently no market for our common stock, and we do not expect that a market for our shares will develop in the foreseeable future. No shares of our common stock have been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally will not be personally liable for our debts or obligations.

Set forth below is a chart describing the classes of our securities outstanding as of September 14, 2017:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column(3)
Common Stock	550,000,000	—	285,569,749.27

Common Stock

Under the terms of our charter, all shares of our common stock will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Except as may be provided by our board of directors in setting the terms of classified or reclassified stock, shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In addition, our shares of common stock are not subject to any mandatory redemption obligations by us. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as may be provided by our board of directors in setting the terms of classified or reclassified stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of our directors, provided that there are no shares of any other class or series of stock outstanding entitled to vote in the election of directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Under the terms of our charter, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board of directors has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, distribution rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The issuance of any preferred stock must be approved by a majority of our independent directors not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.

Preferred stock could be issued with rights and preferences that would adversely affect the holders of common stock. Preferred stock could also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance of preferred stock and before any distribution is made with respect to our common stock and before any purchase of common stock is made, the aggregate involuntary liquidation preference of such preferred stock together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advancement of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains a provision, which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity against reasonable expenses incurred in the proceeding in which the director or officer was successful. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a benefit or profit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our charter and bylaws obligate us, to the fullest extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify (i) any present or former director or officer, (ii) any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, or (iii) FSIC III Advisor or any of its affiliates acting as an agent for us, from and against any claim or liability to which the person or entity may become subject or may incur by reason of their service in that capacity, and to pay or reimburse their reasonable expenses as incurred in advance of final disposition of a proceeding. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to the extent that such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Notwithstanding the foregoing, and in accordance with guidelines adopted by the North American Securities Administrations Association, our charter prohibits us from indemnifying or holding harmless an officer, director, employee, controlling person and any other person or entity acting as our agent (which would include, without limitation, FSIC III Advisor and its affiliates) unless each of the following conditions are met: (1) we have determined, in good faith, that the course of conduct that caused the loss or liability was intended to be in our best interest; (2) we have determined, in good faith, that the party seeking indemnification was acting or performing services on our behalf; (3) we have determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is FSIC III Advisor, any of its affiliates, or any officer of the Company, FSIC III Advisor or an affiliate of FSIC III Advisor, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is a director (and not also an officer of the Company, FSIC III Advisor or an affiliate of FSIC III Advisor); and (4) such indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our stockholders.

The investment advisory and administrative services agreement provides that FSIC III Advisor and its officers, managers, controlling persons and any other person or entity affiliated with it acting as our agent will not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by FSIC III Advisor or such other person, nor will FSIC III Advisor or such other person be held harmless for any loss or liability suffered by us, unless: (1) FSIC III Advisor or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests; (2) FSIC III Advisor or such other person was acting on behalf of or performing services for us; (3) the liability or loss suffered was not the result of negligence or misconduct by FSIC III Advisor or such other person acting as our agent; and (4) the indemnification or agreement to hold FSIC III Advisor or such other person harmless for any loss or liability suffered by us is only recoverable out of our net assets and not from our stockholders. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

FSIC III Advisor has entered into an investment sub-advisory agreement with GDFM. The investment sub-advisory agreement provides that, in the absence of willful misconduct, bad faith or gross negligence or reckless disregard for its obligations and duties thereunder, GDFM is not liable for any error or judgment or mistake of law or for any loss we suffer. In addition, the investment sub-advisory agreement provides that GDFM will indemnify us and FSIC III Advisor, and any respective affiliates, for any liability and expenses, including reasonable attorneys’ fees, which we, FSIC III Advisor, or any respective affiliates may sustain as a result of GDFM’s willful misconduct, bad faith, gross negligence or reckless disregard of its duties thereunder.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The MGCL and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Directors

As permitted by Maryland law, our directors will be elected by a plurality of all votes cast by holders of the outstanding shares of stock entitled to vote at a meeting at which a quorum is present.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set by our board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. Our charter and bylaws provide that the number of directors generally may not be less than three or more than twelve. Except as may be provided by our board of directors in setting the terms of any class or series of preferred stock, and pursuant to an election in our charter as permitted by Maryland law, any and all vacancies on our board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act.

Under the mandatory provisions of the MGCL, our stockholders may remove a director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast in the election of directors.

We have a total of ten members of our board of directors, seven of whom are independent directors. Our charter provides that a majority of our board of directors must be independent directors except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of his or her successor.

Action by Stockholders

The MGCL provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter permits the consent in lieu of a meeting to be less than unanimous, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by our board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our board of directors at a special meeting may be made only (x) pursuant to our notice of the meeting, (y) by our board of directors or (z) provided that our board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. In addition, our charter and bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast 10% or more of the votes entitled to be cast at the meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by its board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under our charter, provided that our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, an action that requires stockholder approval, including our dissolution, a merger or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Notwithstanding the foregoing, amendments to our charter to make our common stock a “redeemable security” or to convert the company, whether by merger or otherwise, from a closed-end company to an open-end company must be approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

Our charter and bylaws provide that our board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

Our charter provides that upon a vote by a majority of our stockholders, our stockholders may, without the necessity for concurrence by FSIC III Advisor, direct that we:

●	amend the investment advisory and administrative services agreement and our charter;

●	remove FSIC III Advisor and elect a new investment adviser;

●	dissolve FS Investment Corporation III; or

●	approve or disapprove the sale of all or substantially all of our assets when such sale is to be made other than in the ordinary course of business.

Without the approval of a majority of our stockholders, FSIC III Advisor may not:

●	amend the investment advisory and administrative services agreement except for amendments that would not adversely affect the interests of our stockholders;

●	voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our stockholders;

●	appoint a new investment adviser;

●	sell all or substantially all of our assets; and

●	approve a merger or any other reorganization of FS Investment Corporation III.

No Appraisal Rights

In certain extraordinary transactions, the MGCL provides the right to dissenting stockholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act defined and discussed below, as permitted by the MGCL, and similar rights in connection with a proposed roll-up transaction, our charter provides that stockholders will not be entitled to exercise appraisal rights. See “Certain Relationships and Related Party Transactions—Appraisal and Compensation.”

Control Share Acquisitions

The MGCL provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, which we refer to as the Control Share Acquisition Act. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

●	one-tenth or more but less than one-third;

●	one-third or more but less than a majority; or

●	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future (before or after a control share acquisition). However, we will amend our bylaws to repeal such provision (so as to be subject to the Control Share Acquisition Act) only if our board of directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, which we refer to as the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

●	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

●	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if our board of directors approved in advance the transaction by which he or she otherwise would have become an interested stockholder. However, in approving a transaction, our board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by our board of directors of the corporation and approved by the affirmative vote of at least:

●	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

●	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by our board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by our board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or our board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Additional Provisions of Maryland Law

Maryland law provides that a Maryland corporation that is subject to the Exchange Act and has at least three outside directors can elect by resolution of the board of directors to be subject to some corporate governance provisions that may be inconsistent with the corporation’s charter and bylaws. Under the applicable statute, a board of directors may classify itself without the vote of stockholders. A board of directors classified in that manner cannot be altered by amendment to the charter of the corporation. Further, our board of directors may, by electing into applicable statutory provisions and notwithstanding the charter or bylaws:

●	provide that a special meeting of stockholders will be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting;

●	reserve for itself the right to fix the number of directors;

●	provide that a director may be removed only by the vote of the holders of two-thirds of the stock entitled to vote;

●	retain for itself sole authority to fill vacancies created by the death, removal or resignation of a director; and

●	provide that all vacancies on our board of directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum.

In addition, if the board is classified, a director elected to fill a vacancy under this provision will serve for the balance of the unexpired term instead of until the next annual meeting of stockholders. A board of directors may implement all or any of these provisions without amending the charter or bylaws and without stockholder approval. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. We are not prohibited from implementing any or all of the statute.

Pursuant to our charter, we have elected to be subject to a specific provision of the statute such that, at all times that we are eligible to make that election, all vacancies on our board of directors resulting from an increase in the size of the board or the death, resignation or removal of a director may be filled only by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum. That election by our board is subject to applicable requirements of the 1940 Act and subject to any provisions of a class or series of preferred stock established by the board, and provided that independent directors shall nominate replacements for any vacancies among the independent directors’ positions. While certain other of the provisions available for election under the statute are already contemplated by our charter and bylaws, the law would permit our board of directors to override further changes to the charter or bylaws.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Reports to Stockholders

Within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record and to the state securities administrator in each state in which we offer or sell securities. In addition, we will distribute our annual report on Form 10-K to all stockholders and to the state securities administrator in each state in which we offer or sell securities within 120 days after the end of each fiscal year. These reports will also be available on our website at www.fsinvestments.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in this prospectus or the registration statement of which this prospectus is a part, unless this prospectus or such registration statement is specifically amended or supplemented to include such reports.

On a quarterly basis, we will send information to all stockholders of record regarding the sources of distributions paid to our stockholders in such quarter.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Listing

Notwithstanding the foregoing, our charter provides that, if there is a listing of our common stock on a national securities exchange, our directors will be classified, with respect to the terms for which they hold office, into three classes and will thereafter be elected for three-year terms and could be removed only for cause and only by the vote of at least two-thirds of the votes entitled to be cast. In addition, our charter provides that, after a listing, the liquidation or dissolution of the company and amendments to our charter to make our common stock a “redeemable security” or to convert the company, whether by merger or otherwise, from a closed-end company to an open-end company must be approved by the affirmative vote of stockholders entitled to cast at least eighty percent of the votes entitled to be cast on the matter.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, partnerships (including entities treated as partnerships for U.S. federal income tax purposes), and their partners, members and owners, persons whose functional currency (as defined in Section 985 of the Code) is not the U.S. dollar, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, U.S. Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;

●	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

●	a trust, if a court in the United States has primary supervision over its administration and one or more United States persons as defined under the Code have the authority to control all substantial decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person; or

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder nor a partnership (or entity treated like a partnership for U.S. federal income tax purposes).

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We have elected to be subject to tax as a RIC under Subchapter M of the Code. As a RIC, we generally will not be subject to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute each tax year as distributions treated as dividends for U.S. federal income tax purposes to our stockholders. To qualify for and maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to maintain RIC tax treatment, we must distribute to our stockholders, for each tax year, distributions treated as dividends for U.S. federal income tax purposes generally of an amount at least equal to 90% of our “investment company taxable income,” which is generally the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, determined without regard to any deduction for distributions paid, or the Annual Distribution Requirement.

Taxation as a RIC

If we:

●	qualify as a RIC; and

●	satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our income or capital gains we distribute (or are deemed to distribute) as distributions to our stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) as distributions to our stockholders.

As a RIC, we will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute amounts treated as dividends for U.S. federal income tax purposes in a timely manner to our stockholders generally of an amount at least equal to the sum of (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of our capital gain net income, which is the excess of capital gains in excess of capital losses, or “capital gain net income” (adjusted for certain ordinary losses), for the one-year period ending October 31 of that calendar year and (3) any net ordinary income and capital gain net income for the preceding years that were not distributed during such years and on which we paid no U.S. federal income tax, or the Excise Tax Avoidance Requirement. Any distribution treated as a dividend for U.S. federal income tax purposes declared by us during October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been paid by us, as well as received by our U.S. stockholders, on December 31 of the calendar year in which the distribution was declared. We generally will endeavor in each tax year to avoid incurring any material U.S. federal excise tax on our earnings.

We may incur in the future such excise tax on a portion of our income and capital gains. While we intend to distribute income and capital gains to minimize exposure to the 4% excise tax, we may not be able to, or may choose not to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, we generally will be liable for the excise tax only on the amount by which we do not meet the Excise Tax Avoidance Requirement. Under certain circumstances, however, we may, in our sole discretion, determine that it is in our best interests to retain a portion of our income or capital gains rather than distribute such amount as dividends and accordingly cause us to bear the excise tax burden associated therewith.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

●	continue to qualify as a BDC under the 1940 Act at all times during each tax year;

●	derive in each tax year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly-traded partnerships,” or other income derived with respect to our business of investing in such stock or other securities, or the 90% Income Test; and

●	diversify our holdings so that at the end of each quarter of the tax year:

●	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and

●	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly-traded partnerships,” or the Diversification Tests.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If our deductible expenses in a given tax year exceed our investment company taxable income, we may incur a net operating loss for that tax year. However, a RIC is not permitted to carry forward net operating losses to subsequent tax years and such net operating losses do not pass through to its stockholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. Due to these limits on deductibility of expenses and net capital losses, we may for tax purposes have aggregate taxable income for several tax years that we are required to distribute and that is taxable to our stockholders even if such taxable income is greater than the net income we actually earn during those tax years.

For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt instruments that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each tax year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same tax year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discount and include such amounts in our taxable income in the current tax year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expense for tax purposes.

We invest a portion of our net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt instruments in a bankruptcy or workout context are taxable. We will address these and other issues to the extent necessary in order to seek to ensure that we distribute sufficient income to avoid any material U.S. federal income or excise tax.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the tax year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell or otherwise dispose of some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

If we acquire the equity securities of certain non-U.S. entities classified as a corporation for U.S. federal income tax purposes that earn at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income, we could be subject to federal income tax and additional interest charges on “excess distributions” received from such PFICs or gain from the sale of stock in such PFICs, even if all income or gain actually received by us is timely distributed to our stockholders. We would not be able to pass through to our stockholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in PFICs to minimize our liability for any such taxes and related interest charges.

If we hold greater than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation, or CFC, we may be treated as receiving a deemed distribution (taxable as ordinary income) each taxable year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for such taxable year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such taxable year. We would be required to include the amount of a deemed distribution from a CFC when computing our investment company taxable income as well as in determining whether we satisfy the distribution requirements applicable to RICs, even to the extent the amount of our income deemed recognized from the CFC exceeds the amount of any actual distributions from the CFC and our proceeds from any sales or other dispositions of CFC stock during a taxable year. In general, a foreign corporation will be considered a CFC if greater than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a foreign corporation.

Under recently proposed Treasury Regulations, certain income derived by us from a CFC or PFIC with respect to which we have made a QEF election would generally constitute qualifying income for purposes of determining our ability to be subject to tax as a RIC only to the extent the CFC or the PFIC makes distributions of that income to us. As such, we may be restricted in our ability to make QEF elections with respect to our holdings in issuers that could be treated as PFICs or implement certain restrictions with the respect to any issuers that could be treated as CFCs in order to limit our tax liability or maximize our after-tax return from these investments.

Our functional currency, for U.S. federal income tax purposes, is the U.S. dollar. Under the Code, foreign exchange gains and losses realized by us in connection with certain transactions involving foreign currencies, or payables or receivables denominated in a foreign currency, as well as certain non-U.S. dollar denominated debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, and similar financial instruments are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) also could, under future U.S. Treasury regulations, produce income not among the types of “qualifying income” for purposes of the 90% income test.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell or otherwise dispose of assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities.” Moreover, our ability to sell or otherwise dispose of assets to meet the Annual Distribution Requirement may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we sell or otherwise dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

A portfolio company in which we invest may face financial difficulties that require us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, result in unusable capital losses and future non-cash income. Any such transaction could also result in our receiving assets that give rise to non-qualifying income for purposes of the 90% Income Test or otherwise would not count toward satisfying the Diversification Tests.

Some of the income that we might otherwise earn, such as fees for providing managerial assistance, certain fees earned with respect to our investments, income recognized in a work-out or restructuring of a portfolio investment, or income recognized from an equity investment in an operating partnership, may not satisfy the 90% Income Test. To manage the risk that such income might disqualify us as a RIC for failure to satisfy the 90% Income Test, one or more subsidiary entities treated as U.S. corporations for entity-level income tax purposes may be employed to earn such income and (if applicable) hold the related asset. Such subsidiary entities will be required to pay entity-level income tax on their earnings, which ultimately will reduce the yield to our stockholders on such fees and income.

The remainder of this discussion assumes that we maintain our qualification as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

This subsection applies to U.S. stockholders, only. If you are not a U.S. stockholder, this subsection does not apply to you and you should refer to “Taxation of Non-U.S. Stockholders,” below.

Distributions by us, including distributions pursuant to our distribution reinvestment plan or where a stockholder can elect to receive cash or stock, generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our investment company taxable income, which is generally the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to Qualifying Dividends, such distributions may be eligible for a maximum tax rate of either 15% or 20%, depending on whether the stockholder’s income exceeds certain threshold amounts. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum rate applicable to Qualifying Dividends or for the corporate dividends received deduction. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently generally taxable at a maximum rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

If a U.S. stockholder receives distributions in the form of shares of common stock pursuant to our distribution reinvestment plan, such stockholder generally will be subject to the same U.S. federal, state and local tax consequences as if it received distributions in cash. In that case, a stockholder will be treated as receiving a distribution generally of an amount equal to the fair market value of our shares of common stock. Any shares of common stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of common stock are credited to the U.S. stockholder’s account.

We may in the future decide to retain some or all of our net capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its shares of common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to use the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant tax year. We cannot retain any portion of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the tax year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. stockholders on December 31 of the calendar year in which the distribution was declared.

If an investor acquires shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be treated as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, non-corporate U.S. stockholders currently are generally subject to a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our common stock) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for any tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.

As a RIC, we may be subject to the alternative minimum tax, or the AMT; however, any items that are treated differently for AMT purposes must be apportioned between us and our U.S. stockholders, and such apportioned amounts may affect a U.S. stockholders’ AMT liability. Although U.S. Treasury regulations explaining the precise method of apportionment have not yet been issued, such items will be apportioned in the same proportion that dividends paid to each U.S. stockholder bear to our investment company taxable income (determined without regard to any deduction for dividends paid), unless a different method for a particular item is warranted under the circumstances.

We (or if a U.S. stockholder holds shares through an intermediary, such intermediary) will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the preferential maximum rate). Distributions paid by us generally will not be eligible for the corporate dividends received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of Qualifying Dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

The Code requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Under U.S. Treasury regulations, if a U.S. stockholder recognizes a loss with respect to our shares of $2 million or more in the case of an individual stockholder or $10 million or more in the case of a corporate stockholder in any single tax year (or a greater loss over a combination of tax years), such U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable by a taxpayer under these U.S. Treasury regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisers to determine the applicability of these U.S. Treasury regulations in light of their individual circumstances.

We may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 28%, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

This subsection applies to non-U.S. stockholders, only. If you are not a non-U.S. stockholder, this subsection does not apply to you and you should refer to “Taxation of U.S. Stockholders,” above.

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Subject to the discussion in “Foreign Account Tax Compliance Act,” below, distributions of our investment company taxable income made to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) generally will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold U.S. federal tax if the Non-U.S.

stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, subject to the discussion in “Foreign Account Tax Compliance Act,” below, distributions of our investment company taxable income made to Non-U.S. stockholders will not be subject to U.S. withholding tax if (i) the distributions are properly designated in a notice timely delivered to Non-U.S. stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given as to whether any amount of our distributions will be eligible for this exemption from withholding or, if eligible, will be reported as such by us.

Subject to the discussion in “Foreign Account Tax Compliance Act,” below, actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or (ii) in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in our shares of common stock may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with a U.S. nonresident withholding tax certificate (e.g. an IRS Form W-8BEN, an IRS Form W-8BEN-E or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. stockholders may also be subject to U.S. estate tax with respect to their investment in our common stock.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Foreign Account Tax Compliance Act

We are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Stockholders may be requested to provide additional information to us to enable us to determine whether such withholding is required.

Failure to Qualify as a RIC

If we fail to satisfy the 90% Income Test or any Diversification Tests in any tax year, we may be eligible to avail ourselves of certain relief provisions under the Code if the failures are due to reasonable cause and not willful neglect, and if a penalty tax is paid with respect to each failure in satisfaction of the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Tests where we correct a failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of our income will be subject to U.S. federal corporate-level income tax as described below. We cannot provide assurance that we would qualify for any such relief should we fail either the 90% Income Test or any Diversification Test.

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would generally be taxable to our stockholders as ordinary dividend income. Subject to certain additional limitations in the Code, such distributions would be eligible for the preferential maximum rate applicable to individual stockholders with respect to Qualifying Dividends. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. Moreover, if we fail to qualify as a RIC in any tax year, to qualify again to be subject to tax as a RIC in a subsequent tax year, we would be required to distribute our earnings and profits attributable to any of our non-RIC tax years as distributions to our stockholders. In addition, if we fail to qualify as a RIC for a period greater than two consecutive tax years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (that is, the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had sold the property at fair market value at the end of the tax year) that we elect to recognize on requalification or when recognized over the next five tax years.

State and Local Taxes

We may be subject to state or local taxes in jurisdictions in which we are deemed to be doing business. In those states or localities, our entity-level tax treatment and the treatment of distributions made to stockholders under those jurisdictions’ tax laws may differ from the treatment under the Code. Accordingly, an investment in our shares of common stock may have tax consequences for stockholders that are different from those of a direct investment in our portfolio investments. Stockholders are urged to consult their own tax advisers concerning state and local tax matters.

REGULATION

We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of our directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.

We will generally not be able to issue and sell our common stock at a price per share that is below our net asset value per share. See “Risk Factors—Risks Related to Business Development Companies—Regulations governing our operation as a BDC and a RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value per share in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term. In an order dated June 4, 2013, the SEC granted exemptive relief to our affiliates, upon which we may rely, and which permits us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our co-investment affiliates. Under the terms of this relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objectives and strategies. We believe this relief has and may continue to enhance our ability to further our investment objectives and strategies. We believe this relief may also increase favorable investment opportunities for us, in part, by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us if such relief had not been obtained. Because our affiliates did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, we are permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance (e.g., where price is the only negotiated term).

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

1.	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

a.	is organized under the laws of, and has its principal place of business in, the United States;

b.	is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

c.	satisfies any of the following:

i.	does not have any class of securities that is traded on a national securities exchange;

ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

iii.	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

iv.	is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

2.	Securities of any eligible portfolio company that we control.

3.	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6.	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

For purposes of Section 55(a) under the 1940 Act, we will treat each loan underlying the TRS as a qualifying asset if the obligor on such loan is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, including money market funds, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to maintain our qualification as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. FSIC III Advisor will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Related to Debt Financing” and “Risk Factors—Risks Related to Business Development Companies.”

For purposes of the asset coverage ratio test applicable to us as a BDC, we will treat the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by Center City Funding under the TRS, as a senior security for the life of that instrument. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

Code of Ethics

We and FSIC III Advisor have each adopted a code of ethics pursuant to Rule 17j-1 promulgated under the 1940 Act that, among other things, establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with each code’s requirements. Our code of ethics was filed as an exhibit to our current report on Form 8-K filed with the SEC on August 10, 2016 and FSIC III Advisor’s code of ethics was filed as an exhibit to our Post-Effective Amendment No. 7 to our initial registration statement (File No. 333-191925) filed with the SEC on August 10, 2016. You may also read and copy these codes of ethics at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is available on our website at www.fsinvestments.com and on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

You may also obtain a copy of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section at 100 F Street, N.E., Washington, D.C. 20549.

Compliance Policies and Procedures

We and FSIC III Advisor have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer and the chief compliance officer of FSIC III Advisor are responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to FSIC III Advisor. The proxy voting policies and procedures of FSIC III Advisor are set forth below. The guidelines are reviewed periodically by FSIC III Advisor and our independent directors, and, accordingly, are subject to change.

As an investment adviser registered under the Advisers Act, FSIC III Advisor has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of FSIC III Advisor are intended to comply with Section 206 of, and Rule 206(4)-6 promulgated under, the Advisers Act.

FSIC III Advisor will vote proxies relating to our securities in the best interest of its clients’ stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although FSIC III Advisor will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of FSIC III Advisor are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision-making process or vote administration are prohibited from revealing how FSIC III Advisor intends to vote on a proposal in order to reduce any attempted influence from interested parties.

You may obtain information, without charge, regarding how FSIC III Advisor voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, FS Investment Corporation III, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112 or by calling us collect at (215) 495-1150.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Exchange Act and Sarbanes-Oxley Act Compliance

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of annual, quarterly and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

●	pursuant to Rule 13a-14 promulgated under the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;

●	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

●	pursuant to Rule 13a-15 promulgated under the Exchange Act, our management is required to prepare a report regarding its assessment of our internal control over financial reporting.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and take actions necessary to ensure that we are in compliance therewith. In addition, we have voluntarily complied with Section 404(b) of the Sarbanes-Oxley Act, and have engaged our independent registered public accounting firm to audit our internal control over financial reporting.

PLAN OF DISTRIBUTION

General

This is a continuous offering of our shares as permitted by the federal securities laws. This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not annually renewed or otherwise extended. The dealer manager is not required to sell any specific number or dollar amount of shares but intends to use its best efforts to sell the shares offered. The initial minimum permitted purchase is $25,000 in shares of our common stock, provided that the dealer manager may waive this requirement in its sole and absolute discretion. Additional purchases must be in increments of $500, except for purchases made pursuant to our distribution reinvestment plan. In April 2014, we raised in excess of $2.5 million from purchasers not affiliated with us or FSIC III Advisor, which satisfied the minimum offering requirement and allowed the initial offering proceeds to be released from an escrow account in order for us to formally commence investment operations.

During our offering stage, we will generally accept subscriptions on each Wednesday or, if such date is not a business day, the immediately following business day. Shares issued pursuant to our distribution reinvestment plan typically will be issued on the same date that we hold our last weekly closing within a month. In addition, in months in which we repurchase shares pursuant to our share repurchase program, we expect to conduct repurchases on the same date that we hold our first weekly closing in such month for the sale of shares in this continuous public offering.

Share Distribution Channels

We are currently offering shares of our common stock pursuant to this prospectus on a continuous basis only to investors who purchase through the Institutional Channel, and to certain affiliated investors who purchase through the dealer manager. For purposes of this offering, affiliated investors means our executive officers and directors and their immediate family members, as well as officers and employees of FSIC III Advisor and its affiliates and their immediate family members and other individuals designated by management, and, if approved by our board of directors, joint venture partners, consultants and other service providers. Except for certain share ownership and transfer restrictions contained in our charter, there is no limit on the number of shares of our common stock that may be sold to such affiliated investors. FSIC III Advisor and its affiliated investors will be expected to hold their shares of our common stock purchased as stockholders for investment and not with a view towards distribution.

Share Pricing Policy

The current Institutional offering price is $8.64 per share; however, to the extent that our net asset value per share increases, we will sell at a price necessary to ensure that shares are not sold at a price per share that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our then-current net offering price, we will reduce our Institutional offering price in order to establish a new Institutional offering price that is not more than 2.5% above our net asset value per share. Promptly following any such adjustment to the Institutional offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at www.fsinvestments.com.

The table below summarizes prior adjustments we have made to our per share Institutional offering price and the closing date on which such adjustments were first effective.

Adjusted Per Share Offering Price	First Effective Closing Date
$8.87	December 17, 2014
$8.91	February 18, 2015
$8.96	February 25, 2015
$8.87	August 19, 2015
$8.78	August 26, 2015
$8.64	September 30, 2015
$8.55	October 7, 2015
$8.46	November 18, 2015
$8.42	November 25, 2015
$8.37	December 9, 2015
$8.19	December 16, 2015
$8.15	December 30, 2015
$8.01	January 20, 2016
$7.97	January 27, 2016
$7.88	February 10, 2016
$7.97	April 27, 2016
$8.01	May 4, 2016
$8.06	May 18, 2016
$8.10	June 8, 2016
$8.19	July 6, 2016
$8.24	July 20, 2016
$8.28	August 3, 2016
$8.33	August 17, 2016
$8.37	September 7, 2016
$8.42	September 28, 2016
$8.51	October 5, 2016
$8.55	October 26, 2016
$8.60	January 11, 2017
$8.64	February 15, 2017

To purchase shares in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount and pay such amount at the time of subscription. The initial minimum permitted purchase is $25,000, provided that the dealer manager may waive this requirement in its sole and absolute discretion. Additional purchases must be made in increments of $500, except for purchases made pursuant to our distribution reinvestment plan. You should make your check payable to “FS Investment Corporation III.” Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit.

About the Dealer Manager

The dealer manager is FS Investment Solutions. The dealer manager was formed in 2007 and registered as a broker-dealer with the SEC and FINRA, in December 2007. The dealer manager is an affiliate of FSIC III Advisor and serves as the dealer manager in connection with the continuous public offerings of shares by FS Investment Corporation IV, the FSGCOF Offered Funds and FS Credit Real Estate Income Trust, Inc., and previously served as the dealer manager in connection with the continuous public offerings of shares by FS Investment Corporation, FS Investment Corporation II and FS Energy and Power Fund, which closed to new investors in May

2012, March 2014 and November 2016, respectively. The dealer manager historically has received compensation for services relating to this offering and provides certain sales, promotional and marketing services to us in connection with the distribution of the shares of common stock offered pursuant to this prospectus. For additional information about the dealer manager, including information related to its affiliation with us and FSIC III Advisor, see “Certain Relationships and Related Party Transactions.”

Compensation of the Dealer Manager and Selected Broker-Dealers

Prior to the IBD Channel closing, the dealer manager was entitled to charge a sales load of up to 10.0% of the gross proceeds from shares sold in this offering, which consisted of selling commissions and dealer manager fees of up to 7.0% and 3.0%, respectively, of the gross proceeds from shares sold in this offering. The dealer manager was permitted to re-allow all of its selling commissions attributable to selected broker-dealers. The dealer manager, in its sole discretion, was also permitted to re-allow to selected broker-dealers a portion of its dealer manager fee for reimbursement of marketing expenses. The maximum aggregate amount of the reallowances of the 3.0% dealer manager fee was 1.5% of the gross proceeds from shares sold in this offering. The dealer manager had the discretion to charge a reduced rate for selling commissions and dealer manager fees, or to waive them entirely. In addition, certain volume discounts historically applied to the selling commissions.

Following the IBD Channel closing, the dealer manager waived its right to receive any selling commissions or dealer manager fees in connection with shares of our common stock sold pursuant to this offering. As a consequence, no selling commissions or dealer manager fees will be charged on purchases of shares of our common stock pursuant to this prospectus, and the Institutional offering price therefore does not include any sales load. The amount of net proceeds to us will not be affected by the elimination of the selling commissions and dealer manager fees.

We also reimburse the dealer manager and Advisors and, have historically reimbursed selected broker-dealers, for bona fide accountable due diligence expenses supported by detailed and itemized invoices. We expect to reimburse approximately 0.5% of the gross offering proceeds for accountable due diligence expenses, which are included as part of the reimbursement of organization and offering expenses in an amount up to 1.5% of the gross offering proceeds.

All items of compensation to underwriters or dealers, including, but not limited to, selling commissions, expenses, rights of first refusal, consulting fees, finders’ fees and all other items of compensation of any kind paid by us, directly or indirectly, shall be taken into consideration in computing the amount of allowable “front end fees” as defined in our charter; provided, however, that no compensation will be paid to the dealer manager or selected broker-dealers in connection with this offering other than the compensation described above in “—Compensation of the Dealer Manager and Selected Broker-Dealers.”

This offering is being made in compliance with Conduct Rule 2310 of FINRA. Under the rules of FINRA, the maximum compensation payable to members of FINRA participating in our continuous public offering may not exceed 10% of our gross offering proceeds (excluding proceeds received in connection with the issuance of shares through our distribution reinvestment program). In addition, our charter permits us to pay reasonable fees and expenses in connection with our continuous public offering.

To the extent permitted by law and under our charter, we have agreed to indemnify the dealer manager, the Advisors participating in this offering and the selected-broker dealers who historically participated in this offering before the IBD Channel closing, against certain liabilities arising under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement.

Transfer on Death Designation

Registered stockholders have the option of placing a transfer on death, or TOD, designation on your shares purchased in this offering. A TOD designation transfers ownership of your shares to your designated beneficiary upon your death. This designation may only be made by registered individuals, not entities, who are the sole or joint owners with right of survivorship of the shares. However, this option is not available to residents of the states of Louisiana or North Carolina. If you would like to place a TOD designation on your shares, you must complete and return the transfer on death form available upon request to us in order to effect the designation.

Supplemental Sales Material

In addition to this prospectus, we intend to use supplemental sales material in connection with the offering of our shares, although only when accompanied by or preceded by the delivery of this prospectus, as supplemented. We will file all supplemental sales material with the SEC prior to distributing such material. The supplemental sales material will not contain all of the information material to an investment decision and should only be reviewed after reading this prospectus. The sales material expected to be used in permitted jurisdictions includes:

●	investor sales promotion brochures;

●	cover letters transmitting this prospectus;

●	brochures containing a summary description of this offering;

●	fact sheets describing the general nature of FS Investment Corporation III and our investment objectives;

●	asset flyers describing our recent investments;

●	broker updates;

●	online investor presentations;

●	third-party article reprints;

●	website material;

●	electronic media presentations; and

●	client seminars and seminar advertisements and invitations.

All of the foregoing material will be prepared by FSIC III Advisor or its affiliates with the exception of the third-party article reprints, if any. In certain jurisdictions, some or all of such sales material may not be available. In addition, the sales material may contain certain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.

We are offering shares in this continuous public offering only by means of this prospectus, as the same may be supplemented and amended from time to time. Although the information contained in our supplemental sales materials is not expected to conflict with any of the information contained in this prospectus, as amended or supplemented, the supplemental materials do not purport to be complete and should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.

SUITABILITY STANDARDS

The following are our suitability standards for investors which are required by the Omnibus Guidelines published by the North American Securities Administrators Association in connection with our continuous offering of shares of common stock under the registration statement of which this prospectus is a part.

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. For the foreseeable future, there is not expected to be any public market for our shares, which means that it may be difficult for stockholders to sell shares. As a result, we have established suitability standards which require investors to have either (i) a net worth (not including home, furnishings and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor: (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of FSIC III Advisor and GDFM and (e) the tax consequences of the investment.

In addition, we will not sell shares to investors in the states named below unless they meet special suitability standards:

Alabama—In addition to the suitability standards set forth above, an investment in FS Investment Corporation III will only be sold to Alabama residents that represent they have a liquid net worth of at least ten times their investment in FS Investment Corporation III and its affiliates. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Idaho—In addition to the suitability standards above, the state of Idaho requires that each Idaho investor will not invest in the aggregate, more than 10% of his or her liquid net worth in shares of FS Investment Corporation III’s common stock. Liquid net worth is defined as that portion of net worth consisting of cash, cash equivalents and readily marketable securities.

Iowa—Investors who reside in the state of Iowa must have either (i) a minimum annual gross income of at least $100,000 and a minimum liquid net worth of at least $100,000 or (ii) a minimum liquid net worth of at least $350,000. In addition, an Iowa investor’s aggregate investment in FS Investment Corporation III and shares of other non-traded business development companies may not exceed ten (10%) of his or her liquid net worth. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. Investors who are accredited investors as defined in 17 CFR 230.501 are not subject to the foregoing investment concentration limit.

Kansas—In addition to the suitability standards above, it is recommended by the Office of the Securities Commissioner that Kansas investors limit their aggregate investment in FS Investment Corporation III and other non-traded business development companies to not more than 10% of their liquid net worth. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Kentucky—Investors who reside in the state of Kentucky must have either (i) a minimum gross annual income of $85,000 and a minimum net worth (as defined in the NASAA Omnibus Guidelines) of $85,000 or (ii) a minimum net worth alone of $300,000. Moreover, no Kentucky resident shall invest more than 10% of his or her liquid net worth in FS Investment Corporation III’s securities. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Maine—In addition to the suitability standards above, the Maine Office of Securities recommends that a Maine investor’s aggregate investment in this offering and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

Massachusetts—In addition to the suitability standards above, Massachusetts investors may not invest, in the aggregate, more than 10% of their liquid net worth in FS Investment Corporation III’s shares and in other non-traded direct participation programs. Liquid net worth shall be defined as that portion of an investor’s net worth (total assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Missouri—In addition to the suitability standards above, Missouri investors must limit their investment in the securities of FS Investment Corporation III to no more than 10% of their liquid net worth.

Nebraska—In addition to the suitability standards above, the state of Nebraska requires that each Nebraska investor will limit his or her investment in FS Investment Corporation III’s shares of common stock to a maximum of 10% of his or her net worth. An investment in FS Investment Corporation III by a Nebraska investor who is an accredited investor as defined in 17 CFR 230.501 is not subject to the foregoing limitation.

New Mexico—In addition to the suitability standards above, the state of New Mexico requires that each New Mexico investor will limit his or her investment in non-traded business development companies, including his or her investment in shares of FS Investment Corporation III’s common stock and in FS Investment Corporation III’s affiliates, to a maximum of 10% of his or her liquid net worth. Liquid net worth is that portion of an investor’s net worth that is comprised of cash, cash equivalents and readily marketable securities.

North Dakota—In addition to the suitability standards above, North Dakota investors must represent that they have a net worth of at least ten times their investment in FS Investment Corporation III.

Ohio—In addition to the suitability standards above, the state of Ohio requires that each Ohio investor may not invest more than 10% of his or her liquid net worth in shares of FS Investment Corporation III’s common stock, in its affiliates and in other non-traded business development companies. Liquid net worth is that portion of an investor’s net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Oklahoma—In addition to the suitability standards above, the state of Oklahoma requires that each Oklahoma investor limit his or her investment in shares of FS Investment Corporation III’s common stock to a maximum of 10% of his or her net worth (excluding home, home furnishings and automobiles).

Oregon—In addition to the suitability standards set forth above, the state of Oregon requires that each Oregon investor will limit his or her investment in this offering to no more than 10% of his or her net worth.

Tennessee—Investors who reside in the state of Tennessee must have either (i) a minimum annual gross income of $85,000 and a minimum net worth of $85,000 or (ii) a minimum net worth of $350,000 exclusive of home, home furnishings and automobiles. In addition, Tennessee residents’ investments in FS Investment Corporation III must not exceed 10% of their liquid net worth. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Vermont—In addition to the suitability standards described above, non-accredited Vermont investors may not purchase an amount in this offering that exceeds 10% of the investor’s liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings, or automobiles) minus total liabilities. Accredited investors in Vermont, as defined in 17 C.F.R. § 230.501, may invest freely in this offering.

The minimum purchase amount is $25,000 in shares of our common stock, provided that the dealer manager may waive this requirement in its sole and absolute discretion. To satisfy the minimum purchase requirements for retirement plans, unless otherwise prohibited by state law, a husband and wife may jointly contribute funds from their separate individual retirement accounts, or IRAs, provided that each such contribution is made in increments of $500. You should note that an investment in shares of our common stock will not, in itself, create a retirement plan and that, in order to create a retirement plan, you must comply with all applicable provisions of the Code.

If you have satisfied the applicable minimum purchase requirement, any additional purchase must be in amounts of at least $500. The investment minimum for subsequent purchases does not apply to shares issued pursuant to our distribution reinvestment plan.

In the case of sales to fiduciary accounts, these minimum standards shall be met by the beneficiary, the fiduciary account or by the donor or grantor who directly or indirectly supplied the funds for the purchase of the shares of our common stock if the donor or grantor is the fiduciary. These suitability standards are intended to help ensure that, given the long-term nature of an investment in shares of our common stock, our investment objectives and the relative illiquidity of our common stock, shares of our common stock are an appropriate investment for those of you who become stockholders. FS Investments, through its affiliate, FS Investment Solutions, the dealer manager in connection with the sale of shares registered in this continuous public offering, and the Advisors selling shares on our behalf must make every reasonable effort to determine that the purchase of shares of our common stock is a suitable and appropriate investment for each prospective stockholder based on information provided by the prospective stockholder in the subscription agreement regarding the prospective stockholder’s financial situation and investment objectives, and is required to maintain for six years records of the information used to determine that an investment in shares of our common stock is suitable and appropriate for a prospective stockholder.

In purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

LIQUIDITY STRATEGY

We intend to seek to complete a liquidity event for our stockholders within five years following the completion of our offering stage; however, the offering period may extend for an indefinite period. Accordingly, stockholders should consider that they may not have access to the money they invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two-year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. A liquidity event could include (1) a listing of our common stock on a national securities exchange, (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation or (3) a merger or another transaction approved by our board of directors in which our stockholders likely will receive cash or shares of a publicly-traded company. We refer to these scenarios as “liquidity events.” While our intention is to seek to complete a liquidity event within five years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. In making a determination of what type of liquidity event is in the best interest of our stockholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, the allocation of our portfolio among various issuers and industries, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our common stock, internal management considerations and the potential for stockholder liquidity. If we determine to pursue a listing of our common stock on a national securities exchange in the future, at that time we may consider either an internal or an external management structure. As such, there can be no assurance that we will complete a liquidity event at all. In addition, shares of BDCs listed on a national securities exchange frequently trade at a discount to net asset value. If we determine to pursue a listing of our common stock on a national securities exchange, stockholders, including those who purchase shares of our common stock at the offering price, may experience a loss on their investment if they sell their shares at a time when our shares are trading at a discount to net asset value. This risk is separate and distinct from the risk that our net asset value will decrease.

Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

Our sponsor, FS Investments, has also sponsored the continuous public offerings of its four affiliated BDCs, including FS Investment Corporation IV, which is currently in its offering stage, FS Investment Corporation, FS Investment Corporation II and FS Energy and Power Fund, which closed their respective offerings to new investors in May 2012, March 2014 and November 2016, respectively. FS Investments has also sponsored the continuous public offerings of its affiliated closed-end management investment companies, including the FSGCOF Offered Funds, which are currently in their offering stages, and FS Global Credit Opportunities Fund—A, FS Global Credit Opportunities Fund—D and FS Global Credit Opportunities Fund—T, which closed their respective offerings to new investors in April 2016, April 2016 and June 2017, respectively. FS Energy and Power Fund and FS Investment Corporation II intend to seek to complete a liquidity event for their respective shareholders and stockholders within five years following the completion of their respective offering stages, FS Investment Corporation IV intends to seek to complete a liquidity event for its stockholders within five to seven years following the completion of its offering stage and FS Global Credit Opportunities Fund intends to seek to complete a liquidity event for its shareholders within five years following the date it commenced investment operations. On April 16, 2014, FS Investment Corporation listed its shares of common stock on the NYSE and began trading under the ticker symbol “FSIC.”

SHARE REPURCHASE PROGRAM

We do not currently intend to list our shares of common stock on any securities exchange and do not expect a public market for them to develop in the foreseeable future. Therefore, stockholders should not expect to be able to sell their shares at a desired price or at all. No stockholder will have the right to require us to repurchase his or her shares or any portion thereof. Because no public market will exist for our shares, and none is expected to develop, stockholders will not be able to liquidate their investment prior to our liquidation or other liquidity event, other than through our share repurchase program, or, in limited circumstances, as a result of transfers of shares to other eligible investors.

To provide our stockholders with limited liquidity, we intend to continue to conduct quarterly tender offers pursuant to our share repurchase program. The first such tender offer commenced in August 2014. The following table reflects certain information regarding the tender offers we have conducted to date. Dollar amounts are presented in thousands, except share and per share data:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Percentage of Outstanding Shares Repurchased as of the Repurchase Date	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2014
September 30, 2014	October 1, 2014	4,050	100%	0.01%	$9.000	$36
Fiscal 2015
December 31, 2014	January 7, 2015	16,692	100%	0.02%	$8.865	$148
March 31, 2015	April 1, 2015	60,626	100%	0.05%	$8.955	$543
June 30, 2015	July 8, 2015	316,818	100%	0.19%	$8.955	$2,837
September 30, 2015	October 7, 2015	274,874	100%	0.13%	$8.550	$2,350
Fiscal 2016
December 31, 2015	January 6, 2016	569,282	100%	0.24%	$8.145	$4,637
March 31, 2016	April 6, 2016	1,042,946	100%	0.40%	$7.875	$8,213
June 30, 2016	July 6, 2016	969,112	100%	0.37%	$8.190	$7,937
September 30, 2016	October 5, 2016	2,030,975	100%	0.76%	$8.505	$17,273
Fiscal 2017
December 31, 2016	January 4, 2017	1,536,048	100%	0.56%	$8.550	$13,133
March 31, 2017	April 5, 2017	2,470,559	100%	0.88%	$8.640	$21,346
June 30, 2017	July 5, 2017	3,932,392	100%	1.38%	$8.640	$33,976

Our quarterly repurchases will be conducted on such terms as may be determined by our board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of our board of directors, such repurchases would not be in the best interests of our stockholders or would violate applicable law. Under the MGCL, except as provided in the following sentence, a Maryland corporation may not make a distribution to stockholders, including pursuant to our repurchase program, if, after giving effect to the distribution, (i) the corporation would not be able to pay its indebtedness in the ordinary course or (ii) the corporation’s total assets would be less than its total liabilities plus preferential amounts payable on dissolution with respect to preferred stock (unless our charter provides otherwise). Notwithstanding the foregoing, a corporation may make a distribution, including a repurchase, from: (i) the net earnings of the corporation for the fiscal year in which the distribution is made; (ii) the net earnings of the corporation for the preceding fiscal year; or (iii) the sum of the net earnings of the corporation for the preceding eight fiscal quarters. We will conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and the 1940 Act. In months in which we repurchase shares, we generally will conduct repurchases on the same date that we hold our first weekly closing in such month for the sale of shares in this continuous public offering. Any offer to repurchase shares will be conducted solely through tender offer materials mailed to each stockholder and is not being made through this prospectus.

The board of directors also will consider the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares of common stock and under what terms:

●	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

●	the liquidity of our assets (including fees and costs associated with disposing of assets);

●	our investment plans and working capital requirements;

●	the relative economies of scale with respect to our size;

●	our history in repurchasing shares of common stock or portions thereof; and

●	the condition of the securities markets.

Historically, we limited the number of shares of common stock to be repurchased during any calendar year to the lesser of (i) the number of shares of common stock we can repurchase with the proceeds we receive from the issuance of shares of our common stock under our distribution reinvestment plan and (ii) 10% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter. On May 10, 2017, our board of directors amended the share repurchase program. As amended, we will limit the maximum number of shares of common stock to be repurchased for any repurchase offer to the greater of (A) the number of shares of common stock that we can repurchase with the proceeds we have received from the sale of shares of common stock under our distribution reinvestment plan during the twelve-month period ending on the date the applicable repurchase offer expires (less the amount of proceeds used to repurchase shares of common stock on each previous repurchase date for repurchase offers conducted during such twelve-month period) (we refer to this limitation as the twelve-month repurchase limitation) and (B) the number of shares of common stock that we can repurchase with the proceeds we receive from the sale of shares of common stock under our distribution reinvestment plan during the three-month period ending on the date the applicable repurchase offer expires (we refer to this limitation as the three-month repurchase limitation). In addition to this limitation, the maximum number of shares of common stock to be repurchased for any repurchase offer will also be limited to 10.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter. As a result, the maximum number of shares of common stock to be repurchased for any repurchase offer will not exceed the lesser of (i) 10.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter, and (ii) whichever is greater of the twelve-month repurchase limitation described in clause (A) above and the three-month repurchase limitation described in clause (B) above. For example, had we conducted a quarterly repurchase that expired on January 1, 2017, 2.5% of the weighted average number of shares of common stock outstanding in the prior calendar year ended December 31, 2016 would have been 7,297,549 shares, the twelve-month repurchase limitation described in clause (A) above would have been 7,397,151 and the three-month repurchase limitation described in clause (B) above would have been 2,866,427. As a result, the maximum number of shares of common stock we would have offered to repurchase in the foregoing example would have been 7,297,549, which is 2.5% of the weighted average number of shares of common stock outstanding in the prior calendar year ended December 31, 2016. The purpose of this amendment was to provide the potential for the repurchase of a greater number of shares under the share repurchase program, particularly in the early quarters of the calendar year, in light of the limitation relating to proceeds received in connection with our distribution reinvestment plan.

Because our distribution reinvestment plan is structured as an “opt-in” program that requires stockholders to affirmatively elect to have their cash distributions reinvested in additional shares of common stock, such requirement may contribute to the illiquidity of our shares. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from the liquidation of securities investments as of the end of the applicable period to repurchase shares of common stock. We currently intend to offer to repurchase such shares of common stock on each date of repurchase at a price equal to the Institutional offering price in effect on the date of repurchase. FSIC III Advisor will not receive any separate fees in connection with the repurchase of shares under our share repurchase program.

If you wish to tender your shares to be repurchased, you must either tender at least 25% of the shares you have purchased or all of the shares that you own. If you choose to tender only a portion of your shares, you must maintain a minimum balance of $5,000 worth of shares of common stock following a tender of shares for repurchase. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro rata basis. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. To the extent you seek to tender all of the shares that you own and we repurchase less than the full amount of shares that you request to have repurchased, you may maintain a balance of shares of common stock of less than $5,000 following such share repurchase. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you may not be able to dispose of your shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules promulgated under the Code.

Our board of directors will require that we repurchase shares or portions thereof from you pursuant to written tenders only on terms they determine to be fair to us and to all of our stockholders. Repurchases of your shares by us will be paid in cash. Repurchases will be effective after receipt and acceptance by us of all eligible written tenders of shares from our stockholders.

When our board of directors determines that we will offer to repurchase shares or fractions thereof, tender offer materials will be provided to you describing the terms thereof, and containing information you should consider in deciding whether and how to participate in such repurchase opportunity.

Any tender offer presented to our stockholders will remain open for a minimum of 20 business days following the commencement of the tender offer. In the materials that we will send to our stockholders, we will include the date that the tender offer will expire. All tenders for repurchase requests must be received prior to the expiration of the tender offer in order to be valid. If there are any material revisions to the tender offer materials (not including the price at which shares may be tendered) sent to our stockholders, we will send revised materials reflecting such changes and will extend the tender offer period by a minimum of an additional five business days. If the price at which shares may be tendered is changed, we will extend the tender offer period by a minimum of an additional ten business days.

In order to submit shares to be tendered, stockholders will be required to complete a letter of transmittal, which will be included in the materials sent to our stockholders, as well as any other documents required by the letter of transmittal. At any time prior to the expiration of the tender offer, stockholders may withdraw their tenders by submitting a notice of withdrawal to us. If shares have not been accepted for payment by us, tenders may be withdrawn any time following 40 business days after the commencement of the tender offer.

We will not repurchase shares, or fractions thereof, if such repurchase will cause us to be in violation of the securities or other laws of the United States, Maryland or any other relevant jurisdiction.

While we intend to conduct quarterly tender offers as described above, we are not required to do so and may amend, suspend or terminate the share repurchase program at any time upon 30 days’ notice.

In the event that FSIC III Advisor or any of its affiliates holds shares in the capacity of a stockholder, any such affiliates may tender shares for repurchase in connection with any repurchase offer we make on the same basis as any other stockholder, except for the initial capital contributions of the principals of FSIC III Advisor, Messrs. Forman and Adelman. Messrs. Forman and Adelman have agreed not to tender their shares for repurchase as long as FSIC III Advisor remains our investment adviser.

We intend to conduct our share repurchase program in compliance with criteria set forth in the December 19, 2013 SEC order granting limited exemption from Rule 102(a) of Regulation M under the Exchange Act to certain BDCs.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by State Street. The address of the custodian is: One Lincoln Street, Boston, Massachusetts 02111. DST Systems, Inc. acts as our transfer agent, distribution paying agent and registrar. The principal business address of DST Systems, Inc. is 430 W. 7th Street, Kansas City, Missouri 64105-1594, telephone number: (877) 628-8575.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to use brokers in the normal course of our business infrequently. Subject to policies established by our board of directors, FSIC III Advisor is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. FSIC III Advisor does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While FSIC III Advisor will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, FSIC III Advisor may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if FSIC III Advisor determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby have been passed upon for us by Dechert LLP, Philadelphia, Pennsylvania, and certain matters with respect to Maryland law have been passed upon by Miles & Stockbridge P.C., Baltimore, Maryland.

EXPERTS

RSM US LLP, formerly McGladrey LLP, an independent registered public accounting firm located at 751 Arbor Way, Suite 200, Blue Bell, Pennsylvania 19422, has audited our financial statements as of December 31, 2016, 2015, 2014 and 2013.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Any stockholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Under the MGCL, our stockholders are entitled to inspect and copy, upon written request during usual business hours, the following corporate documents: (i) our charter; (ii) our bylaws; (iii) minutes of the proceedings of our stockholders; (iv) annual statements of affairs; and (v) any voting trust agreements. A stockholder may also request access to any other corporate records, which may be evaluated solely in the discretion of our board of directors.

We intend to maintain an alphabetical list of the names, addresses and telephone numbers of our stockholders, along with the number of shares of our common stock held by each of them, as part of our books and records and will be available for inspection by any stockholder at our office. We intend to update the stockholder list at least monthly to reflect changes in the information contained therein, including substituted investors. We may impose a reasonable charge for expenses incurred in reproduction of the stockholder list pursuant to a stockholder’s request. In the case of assignments, where the assignee does not become a substituted investor, we will recognize the assignment not later than the last day of the calendar month following a receipt of notice assignment and required documentation. In addition to the foregoing, Rule 14a-7 promulgated under the Exchange Act provides that, upon the request of a stockholder and the payment of the expenses of the distribution, we are required to distribute specific materials to stockholders in the context of the solicitation of proxies for voting on matters presented to stockholders or provide requesting stockholders with a copy of the list of stockholders so that the requesting stockholders may make the distribution of proxies themselves. If a proper request for the stockholder list is not honored, then the requesting stockholder will be entitled to recover certain costs incurred in compelling the production of the list as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a stockholder will not have the right to, and we may require a requesting stockholder to represent that it will not, secure the stockholder list or any other information for any commercial purpose not related to the requesting stockholder’s interest in our affairs. We may also require such stockholder sign a confidentiality agreement in connection with the request.

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of FS Investment Corporation III and its affiliated companies. This notice supersedes any other privacy notice you may have received from FS Investment Corporation III.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

●	Authorized Employees of FSIC III Advisor. It is our policy that only authorized employees of FSIC III Advisor who need to know your personal information will have access to it.

●	Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

●	Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

PART I—FINANCIAL INFORMATION

Item 1.	Financial Statements.

FS Investment Corporation III

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	June 30, 2017 (Unaudited)	December 31, 2016
Assets
Investments, at fair value
Non-controlled/unaffiliated investments (amortized cost—$3,345,659 and $3,145,895, respectively)	$3,353,017	$3,134,721
Non-controlled/affiliated investments (amortized cost—$105,601 and $103,246, respectively)	87,062	108,589

Total investments, at fair value (amortized cost—$3,451,260 and $3,249,141, respectively)	3,440,079	3,243,310
Cash	257,135	249,862
Foreign currency, at fair value (cost—$13,858 and $0, respectively)	14,468	—
Due from counterparty	108,000	118,000
Receivable for investments sold and repaid	10,103	5,228
Interest receivable	30,543	29,501
Receivable for common stock purchased	442	—
Deferred financing costs	2,496	2,641
Deferred offering costs	1,192	977
Receivable due on total return swap(1)	4,299	1,817
Prepaid expenses and other assets	126	—
Unrealized appreciation on total return swap(1)	9,005	11,403

Total assets	$3,877,888	$3,662,739

Liabilities
Payable for investments purchased	$6,113	$4,850
Repurchase agreement payable (net of deferred financing costs of $812 and $1,009, respectively)(2)	299,188	298,991
Credit facilities payable (net of deferred financing costs of $268 and $340, respectively)	1,087,432	977,360
Secured borrowing, at fair value (amortized proceeds of $13,815 and $13,801, respectively)(3)	14,103	14,040
Management fees payable	16,776	17,823
Subordinated income incentive fees payable(4)	11,493	12,323
Administrative services expense payable	1,012	632
Interest payable	9,945	8,586
Directors’ fees payable	279	243
Other accrued expenses and liabilities	3,159	3,951

Total liabilities	1,449,500	1,338,799

Commitments and contingencies(5)	—	—

Stockholders’ equity
Preferred stock, $0.001 par value, 50,000,000 shares authorized, none issued and outstanding	—	—
Common stock, $0.001 par value, 550,000,000 shares authorized, 284,319,489 and 272,354,014 shares issued and outstanding, respectively	284	272
Capital in excess of par value	2,479,468	2,376,143
Accumulated net realized losses on investments and total return swap(6)	(49,602)	(61,526)
Accumulated undistributed net investment income(6)	92	3,718
Net unrealized appreciation (depreciation) on investments, total return swap, secured borrowing and unrealized gain/loss on foreign currency	(1,854)	5,333

Total stockholders’ equity	2,428,388	2,323,940

Total liabilities and stockholders’ equity	$3,877,888	$3,662,739

Net asset value per share of common stock at period end	$8.54	$8.53

(1)	See Note 8 for a discussion of the Company’s total return swap agreement.

(2)	See Note 8 for a discussion of the Company’s repurchase transaction.

(3)	See Note 8 for a discussion of the Company’s secured borrowing.

(4)	See Note 2 and Note 4 for a discussion of the methodology employed by the Company in calculating the subordinated income incentive fees.

(5)	See Note 9 for a discussion of the Company’s commitments and contingencies.

(6)	See Note 5 for a discussion of the sources of distributions paid by the Company.

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Investment income
From non-controlled/unaffiliated investments:
Interest income	$79,213	$72,556	$157,577	$144,649
Fee income	12,784	9,125	18,703	10,308
Dividend income	74	—	74	—
From non-controlled/affiliated investments:
Interest income	1,235	136	2,404	136
Fee income	7	199	192	199

Total investment income	93,313	82,016	178,950	155,292

Operating expenses
Management fees(1)	19,173	16,757	37,789	32,347
Subordinated income incentive fees(2)	11,493	9,747	21,112	15,394
Administrative services expenses	710	773	1,529	1,347
Stock transfer agent fees	391	396	778	842
Accounting and administrative fees	277	247	555	493
Interest expense	12,966	9,954	24,786	18,412
Directors’ fees	264	260	525	511
Offering costs	432	321	936	421
Other general and administrative expenses	775	1,238	1,514	2,320

Operating expenses	46,481	39,693	89,524	72,087
Management fees waiver(1)	(2,397)	—	(3,901)	—

Net expenses	44,084	39,693	85,623	72,087

Net investment income	49,229	42,323	93,327	83,205

Realized and unrealized gain/loss
Net realized gain (loss) on investments:
Non-controlled/unaffiliated investments	696	(13,253)	4,608	(19,081)
Net realized gain (loss) on total return swap(3)	939	3,906	7,179	8,262
Net realized gain (loss) on foreign currency	137	—	137	—
Net change in unrealized appreciation (depreciation) on investments:
Non-controlled/unaffiliated investments	6,949	94,457	18,532	77,542
Non-controlled/affiliated investments	(15,565)	2,635	(23,882)	2,635
Net change in unrealized appreciation (depreciation) on total return swap(3)	(3,522)	13,133	(2,398)	15,077
Net change in unrealized appreciation (depreciation) on secured borrowing(4)	(4)	—	(49)	—
Net change in unrealized gain (loss) on foreign currency	610	—	610	—

Total net realized and unrealized gain (loss)	(9,760)	100,878	4,737	84,435

Net increase (decrease) in net assets resulting from operations	$39,469	$143,201	$98,064	$167,640

Per share information—basic and diluted
Net increase (decrease) in net assets resulting from operations (earnings per share)	$0.14	$0.55	$0.35	$0.65

Weighted average shares outstanding	279,897,011	260,368,996	277,154,502	256,530,600

(1)	See Note 4 for a discussion of the permanent waiver by FSIC III Advisor, LLC, the Company’s investment adviser, of a portion of management fees to which it was otherwise entitled during the applicable period.

(2)	See Note 2 and Note 4 for a discussion of the methodology employed by the Company in calculating the subordinated income incentive fees.

(3)	See Note 8 for a discussion of the Company’s total return swap agreement.

(4)	See Note 8 for a discussion of the Company’s secured borrowing.

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Statements of Changes in Net Assets

(in thousands)

	Six Months Ended June 30,
	2017	2016
Operations
Net investment income	$93,327	$83,205
Net realized gain (loss) on investments, total return swap and foreign currency(1)	11,924	(10,819)
Net change in unrealized appreciation (depreciation) on investments	(5,350)	80,177
Net change in unrealized appreciation (depreciation) on total return swap(1)	(2,398)	15,077
Net change in unrealized appreciation (depreciation) on secured borrowing(2)	(49)	—
Net change in unrealized gain (loss) on foreign currency	610	—

Net increase in net assets resulting from operations	98,064	167,640

Stockholder distributions(3)
Distributions from net investment income	(96,953)	(89,589)

Net decrease in net assets resulting from stockholder distributions	(96,953)	(89,589)

Capital share transactions(4)
Issuance of common stock	88,459	143,166
Reinvestment of stockholder distributions	49,357	47,785
Repurchases of common stock	(34,479)	(12,850)

Net increase in net assets resulting from capital share transactions	103,337	178,101

Total increase in net assets	104,448	256,152
Net assets at beginning of period	2,323,940	1,895,042

Net assets at end of period	$2,428,388	$2,151,194

Accumulated undistributed (distributions in excess of) net investment income(3)	$92	$(155)

(1)	See Note 8 for a discussion of the Company’s total return swap agreement.

(2)	See Note 8 for a discussion of the Company’s secured borrowing.

(3)	See Note 5 for a discussion of the sources of distributions paid by the Company.

(4)	See Note 3 for a discussion of the Company’s capital share transactions.

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Six Months Ended June 30,
	2017	2016
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$98,064	$167,640
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(787,081)	(627,867)
Paid-in-kind interest	(12,282)	(7,123)
Proceeds from sales and repayments of investments	608,257	475,924
Net realized (gain) loss on investments	(4,608)	19,081
Net change in unrealized (appreciation) depreciation on investments	5,350	(80,177)
Net change in unrealized (appreciation) depreciation on total return swap(1)	2,398	(15,077)
Net change in unrealized appreciation (depreciation) on secured borrowing(2)	49	—
Accretion of discount	(6,405)	(5,917)
Amortization of deferred financing costs and discount on secured borrowing	928	754
Amortization of deferred offering costs	936	421
(Increase) decrease in due from counterparty	10,000	(15,000)
(Increase) decrease in receivable for investments sold and repaid	(4,875)	(3,082)
(Increase) decrease in interest receivable	(1,042)	(10,545)
(Increase) decrease in receivable due on total return swap(1)	(2,482)	(249)
(Increase) decrease in prepaid expenses and other assets	(126)	86
Increase (decrease) in payable for investments purchased	1,263	28,716
Increase (decrease) in management fees payable	(1,047)	2,746
Increase (decrease) in expense recoupment payable to sponsor(3)	—	(218)
Increase (decrease) in subordinated income incentive fees payable	(830)	(2,078)
Increase (decrease) in administrative services expense payable	380	(173)
Increase (decrease) in interest payable	1,359	2,053
Increase (decrease) in directors’ fees payable	36	41
Increase (decrease) in other accrued expenses and liabilities	(792)	(3,526)

Net cash provided by (used in) operating activities	(92,550)	(73,570)

Cash flows from financing activities
Issuance of common stock	88,017	161,879
Reinvestment of stockholder distributions	49,357	47,785
Repurchases of common stock	(34,479)	(12,850)
Offering costs incurred	(1,151)	(1,450)
Stockholder distributions	(96,953)	(89,677)
Borrowings under credit facilities(4)	110,000	137,245
Borrowings under repurchase agreement(5)	—	10,800
Deferred financing costs paid	(500)	(348)

Net cash provided by financing activities	114,291	253,384

Total increase (decrease) in cash	21,741	179,814
Cash at beginning of period	249,862	142,393

Cash at end of period	$271,603	$322,207

Supplemental disclosure
Local and excise taxes paid	$232	$300

(1)	See Note 8 for a discussion of the Company’s total return swap agreement.

(2)	See Note 8 for a discussion of the Company’s secured borrowing. During the six months ended June 30, 2017 and 2016, the Company paid $386 and $0, respectively, in interest expense on its secured borrowing.

(3)	See Note 4 for a discussion of expense reimbursements paid to the Company by its investment adviser and affiliates and recoupment of such amounts paid by the Company to its investment adviser and affiliates.

(4)	See Note 8 for a discussion of the Company’s credit facilities. During the six months ended June 30, 2017 and 2016, the Company paid $16,850 and $11,274, respectively, in interest expense on the credit facilities.

(5)	See Note 8 for a discussion of the Company’s repurchase transaction. During the six months ended June 30, 2017 and 2016, the Company paid $5,263 and $4,331, respectively, in interest expense pursuant to the repurchase agreement.

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Schedule of Investments

As of June 30, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—87.7%
5 Arch Income Fund 2, LLC	(j)(p)	Diversified Financials	10.5%		11/18/21	$64,483	$64,652	$64,483
5 Arch Income Fund 2, LLC	(j)(l)(p)	Diversified Financials	10.5%		11/18/21	68,517	68,517	68,517
Actian Corp.	(g)(i)	Software & Services	L+786	1.0%	6/30/22	21,333	21,333	21,333
AG Group Merger Sub, Inc.	(g)	Commercial & Professional Services	L+750	1.0%	12/29/23	17,924	17,924	18,193
All Systems Holding LLC	(f)(g)(i)	Commercial & Professional Services	L+770	1.0%	10/31/23	45,000	45,000	45,675
Altus Power America, Inc.		Energy	L+750	1.5%	9/30/21	2,866	2,866	2,909
Altus Power America, Inc.	(l)	Energy	L+750	1.5%	9/30/21	884	884	897
ASG Technologies Group, Inc.	(g)	Software & Services	L+785, 1.2% PIK (1.2% Max PIK)	1.0%	4/30/20	20,596	20,556	20,776
Aspect Software, Inc.	(u)	Software & Services	L+1000	1.0%	5/25/18	3,978	3,978	3,968
Aspect Software, Inc.	(l)(u)	Software & Services	L+1000	1.0%	5/25/18	1,155	1,155	1,152
Aspect Software, Inc.	(f)(u)	Software & Services	L+1000	1.0%	5/25/20	10,027	10,027	10,052
Aspect Software, Inc.	(l)(u)	Software & Services	L+1200	1.0%	5/25/18	1,822	1,822	1,822
Atlas Aerospace LLC	(f)(g)	Capital Goods	L+802	1.0%	5/8/19	28,000	28,000	28,420
ATX Networks Corp.	(h)(i)(j)	Technology Hardware & Equipment	L+600	1.0%	6/11/21	9,775	9,673	9,677
ATX Networks Corp.	(g)(h)(i)(j)	Technology Hardware & Equipment	L+600	1.0%	6/11/21	29,766	28,967	29,468
AVF Parent, LLC	(f)(h)	Retailing	L+725	1.3%	3/1/24	16,894	16,894	17,304
AVF Parent, LLC	(l)	Retailing	L+725	1.3%	3/1/24	5,100	5,100	5,224
BenefitMall Holdings, Inc.	(g)(h)	Commercial & Professional Services	L+725	1.0%	11/24/20	32,988	32,988	33,153
BMC Software Finance, Inc.	(l)	Software & Services	L+400		9/10/18	10,000	10,000	9,650
Cactus Wellhead, LLC	(f)(i)	Energy	L+600	1.0%	7/31/20	11,424	10,899	11,196
Casablanca US Holdings Inc.		Consumer Services	L+475	1.0%	3/29/24	4,988	4,866	4,994
CEVA Group Plc	(j)(l)	Transportation	L+500		3/19/19	15,000	14,098	13,763
CSafe Acquisition Co., Inc.		Capital Goods	L+725	1.0%	11/1/21	957	957	957
CSafe Acquisition Co., Inc.	(l)	Capital Goods	L+725	1.0%	11/1/21	1,652	1,652	1,652
CSafe Acquisition Co., Inc.	(f)(h)	Capital Goods	L+725	1.0%	10/31/23	19,900	19,900	20,024
CSafe Acquisition Co., Inc.	(l)	Capital Goods	L+725	1.0%	10/31/23	12,174	12,174	12,250
Dade Paper & Bag, LLC	(g)(i)	Capital Goods	L+750	1.0%	6/10/24	44,813	44,813	44,925
Empire Today, LLC	(f)(g)(h)	Retailing	L+800	1.0%	11/17/22	44,775	44,775	45,223
Fairway Group Acquisition Co.	(u)	Food & Staples Retailing	12.0% PIK (12.0% Max PIK)		1/3/20	5,801	5,801	5,772

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Fairway Group Acquisition Co.	(u)	Food & Staples Retailing	10.0% PIK (10.0% Max PIK)		1/3/20	$3,819	$3,819	$1,623
Fox Head, Inc.	(f)	Consumer Durables & Apparel	L+850	1.0%	12/19/20	1,689	1,689	1,698
Greystone Equity Member Corp.	(j)	Diversified Financials	L+1050		3/31/21	31,706	31,865	31,786
Greystone Equity Member Corp.	(j)	Diversified Financials	L+1100		3/31/21	50,000	50,000	50,500
Greystone Equity Member Corp.	(j)	Diversified Financials	L+1100		3/31/21	1,451	1,451	1,463
Greystone Equity Member Corp.	(j)(l)	Diversified Financials	L+1100		3/31/21	22,843	22,843	22,900
Gulf Finance, LLC	(h)	Energy	L+525	1.0%	8/25/23	4,889	4,758	4,583
H.M. Dunn Co., Inc.		Capital Goods	L+948	1.0%	3/26/21	9,643	9,643	9,595
Hybrid Promotions, LLC	(f)	Consumer Durables & Apparel	L+850	1.0%	12/19/20	6,191	6,191	6,227
Industrial Group Intermediate Holdings, LLC	(g)	Materials	L+800	1.3%	5/31/20	10,758	10,758	10,811
JMC Acquisition Merger Corp.	(f)(g)(h)(i)	Capital Goods	L+857	1.0%	11/6/21	114,086	114,086	115,513
JSS Holdings, Inc.	(f)(g)(h)	Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	66,000	65,360	66,142
JSS Holdings, Inc.	(l)	Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	12,000	12,000	12,026
Latham Pool Products, Inc.	(g)(h)	Commercial & Professional Services	L+775	1.0%	6/29/21	42,868	42,868	43,296
Murray Energy Corp.	(f)(i)	Energy	L+725	1.0%	4/16/20	10,526	10,338	10,320
Nobel Learning Communities, Inc.		Consumer Services	L+450	1.0%	5/5/21	1,677	1,677	1,677
Nobel Learning Communities, Inc.	(l)	Consumer Services	L+450	1.0%	5/5/21	9,503	9,503	9,503
Nobel Learning Communities, Inc.	(f)(g)(h)(i)	Consumer Services	L+438	4.5%	5/5/23	84,472	84,472	84,894
Nobel Learning Communities, Inc.	(l)	Consumer Services	L+375	4.5%	5/5/23	49,689	49,689	49,938
North Haven Cadence Buyer, Inc.	(l)	Consumer Services	L+500	1.0%	9/2/21	750	750	750
North Haven Cadence Buyer, Inc.	(f)(g)	Consumer Services	L+811	1.0%	9/2/22	21,741	21,741	22,013
North Haven Cadence Buyer, Inc.	(l)	Consumer Services	L+750	1.0%	9/2/22	3,250	3,250	3,291
Panda Temple Power, LLC	(m)(n)	Energy	L+625	1.0%	3/6/22	24,808	21,322	17,831
Panda Temple Power, LLC		Energy	L+900	1.0%	4/28/18	943	943	943
PHRC License, LLC	(f)	Consumer Services	L+850	1.5%	4/28/22	16,875	16,875	16,875
Polymer Additives, Inc.	(f)(i)	Materials	L+888	1.0%	12/19/22	18,920	18,920	19,393
Polymer Additives, Inc.	(f)(h)	Materials	L+978	1.0%	12/19/22	21,623	21,623	21,731
Power Distribution, Inc.		Capital Goods	L+725	1.3%	1/25/23	20,053	20,053	20,203
Production Resource Group, LLC	(f)	Media	L+750	1.0%	1/14/19	65,208	65,208	70,262
Production Resource Group, LLC	(l)	Media	L+750	1.0%	1/14/19	2,458	2,459	2,649

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Propulsion Acquisition, LLC	(f)(h)(i)	Commercial & Professional Services	L+600	1.0%	7/13/21	$41,175	$39,837	$40,815
PSKW, LLC	(f)(g)(h)(i)	Health Care Equipment & Services	L+829	1.0%	11/25/21	154,000	154,000	154,801
Roadrunner Intermediate Acquisition Co., LLC	(f)(g)(h)(i)	Health Care Equipment & Services	L+725	1.0%	3/15/23	100,406	100,406	101,912
Rogue Wave Software, Inc.	(f)(g)(h)(i)	Software & Services	L+860	1.0%	9/25/21	123,900	123,900	125,139
Safariland, LLC	(f)(h)	Capital Goods	L+769	1.1%	11/18/23	42,893	42,893	43,429
Safariland, LLC	(l)	Capital Goods	L+725	1.1%	11/18/23	11,566	11,566	11,711
Sequential Brands Group, Inc.	(f)(g)(h)(i)	Consumer Durables & Apparel	L+900		7/1/22	129,749	129,749	131,047
Sorenson Communications, Inc.	(f)	Telecommunication Services	L+575	2.3%	4/30/20	4,874	4,861	4,908
Sports Authority, Inc.	(f)(m)(n)	Retailing	L+600	1.5%	11/16/17	3,263	2,180	157
SSC (Lux) Limited S.a. r.l.	(f)(g)(j)	Health Care Equipment & Services	L+750	1.0%	9/10/24	45,455	45,455	46,193
Strike, LLC		Energy	L+800	1.0%	5/30/19	1,333	1,333	1,363
Strike, LLC	(l)	Energy	L+800	1.0%	5/30/19	5,333	5,243	5,453
Strike, LLC	(h)	Energy	L+800	1.0%	11/30/22	4,875	4,740	4,997
SunGard Availability Services Capital, Inc.	(l)	Software & Services	L+450		3/8/18	7,000	5,539	6,685
SunGard Availability Services Capital, Inc.	(f)(h)(i)	Software & Services	L+500	1.0%	3/29/19	24,822	23,843	24,719
Swift Worldwide Resources US Holdings Corp.		Energy	L+1000, 1.0% PIK (1.0% Max PIK)	1.0%	7/20/21	17,226	17,226	17,269
Trace3, LLC	(f)	Software & Services	L+775	1.0%	6/6/23	12,500	12,500	12,516
Transplace Texas, LP	(f)(g)(h)(i)	Transportation	L+743	1.0%	9/16/21	179,976	179,976	181,326
U.S. Xpress Enterprises, Inc.	(f)	Transportation	L+1050, 0.0% PIK (1.8% Max PIK)	1.5%	5/30/19	10,574	10,574	10,614
USI Senior Holdings, Inc.	(f)	Capital Goods	L+781	1.0%	1/5/22	5,000	5,000	5,078
USI Senior Holdings, Inc.	(l)	Capital Goods	L+725	1.0%	1/5/22	1,190	1,190	1,209
UTEX Industries, Inc.	(f)	Energy	L+400	1.0%	5/21/21	746	744	670
Vertellus Performance Chemicals LLC	(f)(g)	Materials	L+950	1.0%	1/30/20	42,000	42,000	39,253
Warren Resources, Inc.	(g)(u)	Energy	L+900, 1.0% PIK (1.0% Max PIK)	1.0%	5/22/20	17,834	17,834	17,410
Warren Resources, Inc.	(l)(u)	Energy	L+900, 1.0% PIK (1.0% Max PIK)	1.0%	5/22/20	1,265	1,265	1,235

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Waste Pro USA, Inc.	(f)(g)	Commercial & Professional Services	L+750	1.0%	10/15/20	$33,202	$33,202	$33,658
York Risk Services Holding Corp.		Insurance	L+375	1.0%	10/1/21	995	988	976
Zeta Interactive Holdings Corp.	(g)(h)(i)	Software & Services	L+750	1.0%	7/29/22	47,608	47,721	48,390
Zeta Interactive Holdings Corp.	(g)(h)(t)	Software & Services	L+750	1.0%	7/29/22	13,929	13,815	14,069
Zeta Interactive Holdings Corp.	(l)	Software & Services	L+750	1.0%	7/29/22	8,664	8,664	8,794
Zeta Interactive Holdings Corp.	(l)(t)	Software & Services	L+750	1.0%	7/29/22	2,229	2,229	2,262

Total Senior Secured Loans—First Lien							2,366,898	2,381,923
Unfunded Loan Commitments							(251,592)	(251,592)

Net Senior Secured Loans—First Lien							2,115,306	2,130,331

Senior Secured Loans—Second Lien—13.3%
Arena Energy, LP	(f)(g)	Energy	L+900, 4.0% PIK (4.0% Max PIK)	1.0%	1/24/21	24,349	24,349	24,288
Ascent Resources—Marcellus, LLC	(m)(n)	Energy	L+750	1.0%	8/4/21	6,667	6,583	700
ASG Technologies Group, Inc.		Software & Services	L+1100, 0.0% PIK (6.0% Max PIK)	1.0%	6/27/22	5,155	3,974	5,206
Byrider Finance, LLC		Automobiles & Components	L+1000, 0.5% PIK (0.5% Max PIK)	1.3%	8/22/20	3,400	3,400	3,400
Casablanca US Holdings Inc.		Consumer Services	L+900	1.0%	3/31/25	3,330	3,216	3,347
CDS U.S. Intermediate Holdings, Inc.	(f)(j)	Media	L+825	1.0%	7/10/23	9,000	8,897	9,067
Chief Exploration & Development LLC		Energy	L+650	1.0%	5/16/21	991	930	959
Chisholm Oil and Gas Operating, LLC		Energy	L+800	1.0%	3/21/24	850	850	864
Chisholm Oil and Gas Operating, LLC	(l)	Energy	L+800	1.0%	3/21/24	150	150	152
Compuware Corp.	(f)(g)	Software & Services	L+825	1.0%	12/15/22	12,654	11,701	12,781
Crossmark Holdings, Inc.		Media	L+750	1.3%	12/21/20	1,500	1,305	689
EagleView Technology Corp.	(i)	Software & Services	L+825	1.0%	7/14/23	15,385	15,206	15,361
Fairway Group Acquisition Co.	(u)	Food & Staples Retailing	11.0% PIK (11.0% Max PIK)		10/3/21	3,343	3,343	1,421
Fieldwood Energy LLC		Energy	L+713	1.3%	9/30/20	5,011	4,005	2,819
Gruden Acquisition, Inc.	(i)	Transportation	L+850	1.0%	8/18/23	10,000	9,611	9,175
Jazz Acquisition, Inc.		Capital Goods	L+675	1.0%	6/19/22	1,998	2,006	1,916
Jonah Energy LLC		Energy	L+650	1.0%	5/12/21	3,739	3,445	3,588
Logan’s Roadhouse, Inc.		Consumer Services	L+850 PIK (L+850 Max PIK)	1.0%	11/23/20	3,760	3,733	3,424

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
LTI Holdings, Inc.	(i)	Materials	L+875	1.0%	5/16/25	$10,000	$9,802	$9,825
National Surgical Hospitals, Inc.	(g)	Health Care Equipment & Services	L+900	1.0%	6/1/23	5,000	5,000	5,031
Neff Rental LLC	(f)	Capital Goods	L+625	1.0%	6/9/21	11,248	11,264	11,283
Peak 10, Inc.	(i)	Software & Services	L+725	1.0%	6/17/22	18,510	17,599	18,556
Production Resource Group, LLC	(f)(g)(h)(i)	Media	L+850	1.0%	7/23/19	128,402	128,312	120,376
Spencer Gifts LLC	(g)(i)	Retailing	L+825	1.0%	6/29/22	37,000	36,950	25,715
Talos Production LLC		Energy	11.0%		4/3/22	4,500	4,186	3,926
Titan Energy Operating, LLC	(g)	Energy	2.0%, L+1100 PIK (L+1100 Max PIK)	1.0%	2/23/20	36,291	31,194	27,015
UTEX Industries, Inc.		Energy	L+725	1.0%	5/20/22	1,273	1,268	1,132

Total Senior Secured Loans—Second Lien							352,279	322,016
Unfunded Loan Commitments							(150)	(150)

Net Senior Secured Loans—Second Lien							352,129	321,866

Senior Secured Bonds—5.1%
Black Swan Energy Ltd.	(j)	Energy	9.0%		1/20/24	1,333	1,333	1,303
Caesars Entertainment Resort Properties, LLC	(e)	Consumer Services	8.0%		10/1/20	5,000	5,215	5,152
Caesars Growth Properties Holdings, LLC	(e)(r)	Consumer Services	9.4%		5/1/22	23,000	24,679	24,982
CEVA Group Plc	(e)(j)	Transportation	7.0%		3/1/21	3,000	2,609	2,809
CH2M Hill Companies, Ltd.		Capital Goods	10.0%		4/28/20	9,000	9,000	9,000
CSVC Acquisition Corp.	(e)	Diversified Financials	7.8%		6/15/25	13,774	13,774	14,118
Diamond Resorts International, Inc.	(e)(r)	Consumer Services	7.8%		9/1/23	30,000	30,000	31,871
FBM Finance, Inc.	(e)	Capital Goods	8.3%		8/15/21	7,140	7,140	7,667
Global A&T Electronics Ltd.	(e)(j)	Semiconductors & Semiconductor Equipment	10.0%		2/1/19	12,550	12,157	9,342
Ridgeback Resources Inc.	(j)	Energy	12.0%		12/29/20	335	329	335
Sorenson Communications, Inc.	(e)(r)	Telecommunication Services	9.0%, 0.0% PIK (9.0% Max PIK)		10/31/20	11,820	11,513	11,820
Sunnova Energy Corp.		Energy	6.0%, 6.0% PIK (6.0% Max PIK)		10/24/18	3,128	3,128	3,128
Velvet Energy Ltd.	(j)	Energy	9.0%		10/5/23	3,000	3,000	2,922

Total Senior Secured Bonds							123,877	124,449

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Subordinated Debt—28.5%
Ascent Resources Utica Holdings, LLC	(e)	Energy	10.0%		4/1/22	$30,000	$30,000	$30,056
Bellatrix Exploration Ltd.	(e)(j)	Energy	8.5%		5/15/20	10,000	9,874	9,015
Calumet Specialty Products Partners, L.P.	(e)(j)	Energy	7.8%		4/15/23	10,300	10,239	9,038
Canbriam Energy Inc.	(e)(j)	Energy	9.8%		11/15/19	20,300	20,171	21,150
CEC Entertainment, Inc.	(e)	Consumer Services	8.0%		2/15/22	39,014	37,611	40,770
Ceridian HCM Holding, Inc.	(e)(r)	Commercial & Professional Services	11.0%		3/15/21	92,439	92,436	97,879
Coveris Holdings S.A.	(e)(i)(j)(k)	Materials	7.9%		11/1/19	47,855	47,042	47,347
Eclipse Resources Corp.	(e)(j)	Energy	8.9%		7/15/23	9,175	9,018	9,141
EV Energy Partners, L.P.		Energy	8.0%		4/15/19	2,150	2,002	1,159
Exterran Energy Solutions, L.P.	(e)(j)	Capital Goods	8.1%		5/1/25	7,714	7,714	7,878
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/30/25	788	788	789
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/30/25	5,007	5,007	5,007
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/3/25	1,035	1,035	1,035
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/29/25	974	974	974
Global Jet Capital Inc.	(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/4/25	64,704	64,704	64,704
Global Jet Capital Inc.	(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/9/25	10,582	10,582	10,582
Global Jet Capital Inc.	(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/29/26	5,542	5,542	5,542
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		2/17/26	13,549	13,549	13,549
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/14/26	8,391	8,391	8,391
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/2/26	12,401	12,401	12,402
Great Lakes Dredge & Dock Corp.	(e)(j)	Capital Goods	8.0%		5/15/22	7,685	7,685	7,848
Jupiter Resources Inc.	(e)(j)	Energy	8.5%		10/1/22	31,850	29,026	23,907
NewStar Financial, Inc.	(f)(j)	Diversified Financials	8.3%, 0.0% PIK (8.8% Max PIK)		12/4/24	75,000	62,093	70,875
Northern Oil and Gas, Inc.	(e)	Energy	8.0%		6/1/20	3,150	3,050	2,185

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
P.F. Chang’s China Bistro, Inc.	(e)(g)(i)(r)	Consumer Services	10.3%		6/30/20	$70,595	$70,657	$72,162
PriSo Acquisition Corp.	(e)(r)	Capital Goods	9.0%		5/15/23	50,859	50,482	54,165
S1 Blocker Buyer Inc.		Commercial & Professional Services	10.0% PIK (10.0% Max PIK)		10/31/22	130	130	138
Sorenson Communications, Inc.	(e)	Telecommunication Services	13.9%, 0.0% PIK (13.9% Max PIK)		10/31/21	8,983	9,345	8,624
SunGard Availability Services Capital, Inc.	(e)(r)	Software & Services	8.8%		4/1/22	16,400	11,838	13,038
TI Group Automotive Systems, LLC	(e)(j)	Automobiles & Components	8.8%		7/15/23	7,302	7,302	7,740
York Risk Services Holding Corp.	(e)(i)	Insurance	8.5%		10/1/22	36,050	33,595	34,818

Total Subordinated Debt							674,283	691,908

Collateralized Securities—0.3%
NewStar Clarendon 2014-1A Class D	(j)	Diversified Financials	L+435		1/25/27	730	693	727
NewStar Clarendon 2014-1A Class Subord. B	(j)	Diversified Financials	15.9%		1/25/27	8,310	6,387	6,803

Total Collateralized Securities							7,080	7,530

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost	Fair Value(d)
Equity/Other—6.8%
5 Arches, LLC, Common Equity	(j)(m)(o)	Diversified Financials	70,000	$1,750	$1,750
ACP FH Holdings GP, LLC, Common Equity	(m)	Consumer Durables & Apparel	11,429	11	9
ACP FH Holdings, LP, Common Equity	(m)	Consumer Durables & Apparel	1,131,428	1,131	912
Altus Power America Holdings, LLC, Common Equity	(m)	Energy	462,008	462	462
Altus Power America Holdings, LLC, Preferred Equity	(q)	Energy	955,284	955	955
ASG Technologies Group, Inc., Warrants, 6/27/2022	(m)	Software & Services	48,325	1,377	749
Aspect Software Parent, Inc., Common Equity	(m)(u)	Software & Services	1,142,735	53,808	43,253
ATX Holdings, LLC, Common Equity	(j)(m)	Technology Hardware & Equipment	83,488	134	125
Chisholm Oil and Gas, LLC, Series A Units	(m)(o)	Energy	58,533	59	59
CSF Group Holdings, Inc., Common Equity	(m)	Capital Goods	173,900	174	157
Escape Velocity Holdings, Inc., Common Equity	(m)	Software & Services	7,725	77	77
Fairway Group Holdings Corp., Common Equity	(m)(u)	Food & Staples Retailing	71,465	2,296	—
Global Jet Capital Holdings, LP, Preferred Equity	(j)(m)	Commercial & Professional Services	42,484,416	42,484	48,857
H.I.G. Empire Holdco, Inc., Common Equity	(m)	Retailing	206	614	734
Harvey Holdings, LLC, Common Equity	(m)	Capital Goods	2,000,000	2,000	5,100
Industrial Group Intermediate Holdings, LLC, Common Equity	(m)(o)	Materials	220,619	221	386

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost	Fair Value(d)
JMC Acquisition Holdings, LLC, Common Equity	(m)	Capital Goods	8,068	8,068	9,721
JSS Holdco, LLC, Net Profits Interest	(m)	Capital Goods	—	—	305
NewStar Financial, Inc., Warrants, 11/4/2024	(j)(m)	Diversified Financials	3,000,000	15,058	5,970
North Haven Cadence TopCo, LLC, Common Equity	(m)	Consumer Services	833,333	833	1,000
PDI Parent LLC, Common Equity	(m)	Capital Goods	923,077	923	969
Ridgeback Resources Inc., Common Equity	(j)(m)(s)	Energy	827,156	5,082	4,364
Roadhouse Holding Inc., Common Equity	(m)	Consumer Services	1,202,991	1,250	1,269
S1 Blocker Buyer Inc., Common Equity		Commercial & Professional Services	60	600	506
SandRidge Energy, Inc., Common Equity	(e)(j)(m)	Energy	253,009	5,647	4,354
Sequential Brands Group, Inc., Common Equity	(m)	Consumer Durables & Apparel	125,391	1,693	500
SSC Holdco Limited, Common Equity	(j)(m)	Health Care Equipment & Services	113,636	2,273	2,398
Sunnova Energy Corp., Common Equity	(m)	Energy	577,086	2,166	3,070
Sunnova Energy Corp., Preferred Equity	(m)	Energy	54,543	290	290
TE Holdings, LLC, Common Equity	(m)(o)	Energy	129,829	1,104	620
TE Holdings, LLC, Preferred Equity	(m)	Energy	86,061	859	839
Titan Energy, LLC, Common Equity	(m)	Energy	72,739	2,299	564
Warren Resources, Inc., Common Equity	(m)(u)	Energy	998,936	4,695	3,596
White Star Petroleum Holdings, LLC, Common Equity	(m)(o)	Energy	1,738,244	$1,478	$1,260
Zeta Interactive Holdings Corp., Preferred Equity, Series E-1	(m)	Software & Services	1,051,348	8,357	9,796
Zeta Interactive Holdings Corp., Preferred Equity, Series F	(m)	Software & Services	956,233	8,357	8,483
Zeta Interactive Holdings Corp., Warrants, 4/20/27	(m)	Software & Services	143,435	—	536

Total Equity/Other				178,585	163,995

TOTAL INVESTMENTS—141.7%				$3,451,260	3,440,079

LIABILITIES IN EXCESS OF ASSETS—(41.7%)					(1,011,691)

NET ASSETS—100.0%					$2,428,388

Total Return Swap			Notional Amount		Unrealized Appreciation
Citibank TRS Facility (Note 8)	(j)		$391,947		$9,005

(a)	Security may be an obligation of one or more entities affiliated with the named company.

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2017

(in thousands, except share amounts)

(b)	Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of June 30, 2017, the three-month London Interbank Offered Rate, or LIBOR or L, was 1.30% and the U.S. Prime Lending Rate, or Prime, was 4.25%. PIK means paid-in-kind.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 7).

(e)	Security or portion thereof held within Burholme Funding LLC and is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage, Inc., or BNPP. Securities held within Burholme Funding LLC may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, subject to the terms and conditions governing the prime brokerage facility with BNPP (see Note 8).

(f)	Security or portion thereof held within Dunlap Funding LLC and is pledged as collateral supporting the amounts outstanding under a revolving credit facility with Deutsche Bank AG, New York Branch (see Note 8).

(g)	Security or portion thereof held within Jefferson Square Funding LLC and is pledged as collateral supporting the amounts outstanding under a term loan credit facility with JPMorgan Chase Bank, National Association (see Note 8).

(h)	Security or portion thereof held within Chestnut Hill Funding LLC and is pledged as collateral supporting the amounts outstanding under a revolving credit facility with Capital One, National Association (see Note 8).

(i)	Security or portion thereof held within Germantown Funding LLC and is pledged as collateral supporting the amounts outstanding under the notes issued to Society Hill Funding LLC pursuant to an indenture with Citibank, N.A., as trustee (see Note 8).

(j)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended, or the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of June 30, 2017, 86.1% of the Company’s total assets represented qualifying assets. In addition, as described in Note 8, the Company also calculates its compliance with the qualifying asset test on a “look through” basis by disregarding the value of the Company’s total return swap and treating each loan underlying the total return swap as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 84.6% of the Company’s total assets represented qualifying assets as of June 30, 2017.

(k)	Position or portion thereof unsettled as of June 30, 2017.

(l)	Security is an unfunded commitment. The stated rate reflects the spread disclosed at the time of commitment and may not indicate the actual rate received upon funding.

(m)	Security is non-income producing.

(n)	Security was on non-accrual status as of June 30, 2017.

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2017

(in thousands, except share amounts)

(o)	Security held within FSIC III Investments, Inc., a wholly-owned subsidiary of the Company.

(p)	Security held within IC III Arches Investments, LLC, a wholly-owned subsidiary of the Company.

(q)	Security held within IC III Altus Investments, LLC, a wholly-owned subsidiary of the Company.

(r)	Security or portion thereof held within Burholme Funding LLC has been rehypothecated under Rule 15c-1(a)(1) of the Exchange Act, subject to the terms and conditions governing the prime brokerage facility with BNPP (see Note 8). As of June 30, 2017, the fair value of securities rehypothecated by BNPP was $185,353.

(s)	Investment denominated in Canadian dollars. Cost and fair value are converted into U.S. dollars at an exchange rate of CAD $1.00 to USD $0.77 as of June 30, 2017.

(t)	The transfer of a portion of this loan does not qualify for sale accounting under Accounting Standards Codification Topic 860, Transfers and Servicing, and therefore, the entire senior secured loan remains in the consolidated schedule of investments as of June 30, 2017 (see Note 8).

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2017

(in thousands, except share amounts)

(u)	Under the 1940 Act, the Company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of June 30, 2017, the Company held investments in three portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” The following table presents certain financial information with respect to investments in portfolio companies of which the Company was deemed to be an “affiliated person” for the six months ended June 30, 2017:

Portfolio Company	Fair Value at December 31, 2016	Purchases and Paid-in- Kind Interest	Sales and Repayments	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at June 30, 2017	Interest Income(4)	Fee Income(4)	Dividend Income(4)
Senior Secured Loans—First Lien
Aspect Software, Inc.(1)	$3,200	$1,676	$(898)	—	—	$(13)	$3,965	$572	$51	—
Aspect Software, Inc.	$10,270	—	$(129)	—	—	$(89)	$10,052	$181	$82	—
Aspect Software, Inc.(2)	—	—	—	—	—	—	—	—	$59	—
Fairway Group Acquisition Co.	$5,687	$170	—	—	—	$(85)	$5,772	$298	—	—
Fairway Group Acquisition Co.	$3,306	$186	—	—	—	$(1,869)	$1,623	$185	—	—
Warren Resources, Inc.(3)	$17,744	$90	—	—	—	$(454)	$17,380	$991	—	—
Senior Secured Loans—Second Lien
Fairway Group Acquisition Co.	$2,595	$179	—	—	—	$(1,353)	$1,421	$177	—	—
Equity/Other
Aspect Software Parent, Inc., Common Equity	$59,634	$1,081	—	—	—	$(17,462)	$43,253	—	—	—
Fairway Group Holdings Corp., Common Equity	$1,858	—	—	—	—	$(1,858)	$—	—	—	—
Warren Resources, Inc., Common Equity	$4,295	—	—	—	—	$(699)	$3,596	—	—	—

(1)	Security includes a partially unfunded commitment with an amortized cost of $1,155 and a fair value of $1,152.

(2)	Security is an unfunded commitment with an amortized cost of $1,822 and a fair value of $1,822.

(3)	Security includes a partially unfunded commitment with an amortized cost of $1,265 and a fair value of $1,235.

(4)	Interest, fee and dividend income presented for the full six months ended June 30, 2017.

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments

As of December 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—91.9%
5 Arch Income Fund 2, LLC	(j)(p)	Diversified Financials	10.5%		11/18/21	$68,464	$68,639	$ 68,464
5 Arch Income Fund 2, LLC	(j)(l)(p)	Diversified Financials	10.5%		11/18/21	64,536	64,536	64,536
Aeneas Buyer Corp.		Health Care Equipment & Services	L+500	1.0%	12/18/21	916	916	916
Aeneas Buyer Corp.	(f)(g)(h)(i)	Health Care Equipment & Services	L+815	1.0%	12/18/21	156,195	156,195	158,538
AG Group Merger Sub, Inc.	(g)	Commercial & Professional Services	L+750	1.0%	12/29/23	12,500	12,500	12,500
AG Group Merger Sub, Inc.	(l)	Commercial & Professional Services	L+750	1.0%	12/29/23	5,500	5,500	5,500
All Systems Holding LLC	(f)(g)(i)	Commercial & Professional Services	L+770	1.0%	10/31/23	45,000	45,000	45,378
Altus Power America, Inc.		Energy	L+750	1.5%	9/30/21	2,665	2,665	2,715
Altus Power America, Inc.	(l)	Energy	L+750	1.5%	9/30/21	1,085	1,085	1,106
American Bath Group, LLC	(h)	Capital Goods	L+575	1.0%	9/30/23	3,854	3,703	3,868
ASG Technologies Group, Inc.	(g)	Software & Services	L+786, 1.2% PIK (1.2% Max PIK)	1.0%	4/30/20	18,150	18,104	18,422
Aspect Software, Inc.	(u)	Software & Services	L+1000	1.0%	5/25/18	3,200	3,200	3,200
Aspect Software, Inc.	(l)(u)	Software & Services	L+1000	1.0%	5/25/18	110	110	110
Aspect Software, Inc.	(u)	Software & Services	L+1000	1.0%	5/25/20	10,156	10,156	10,270
Atlas Aerospace LLC	(f)(g)	Capital Goods	L+804	1.0%	5/8/19	28,000	28,000	28,420
ATX Networks Corp.	(h)(i)(j)	Technology Hardware & Equipment	L+600	1.0%	6/11/21	9,850	9,736	9,678
ATX Networks Corp.	(g)(h)(i)(j)	Technology Hardware & Equipment	L+600	1.0%	6/11/21	29,991	29,093	29,091
BenefitMall Holdings, Inc.	(g)(h)	Commercial & Professional Services	L+725	1.0%	11/24/20	34,300	34,300	34,643
BMC Software Finance, Inc.	(l)	Software & Services	L+400		9/10/18	10,000	10,000	9,456
Cactus Wellhead, LLC	(f)(i)	Energy	L+600	1.0%	7/31/20	11,483	10,892	10,478
Caesars Entertainment Operating Co., Inc.	(j)(m)	Consumer Services	L+575		3/1/17	3,846	3,820	3,892
Caesars Entertainment Operating Co., Inc.	(j)(m)	Consumer Services	L+675		3/1/17	594	590	610
CEVA Group Plc	(j)(l)	Transportation	L+500		3/19/19	15,000	13,851	12,000
Corner Investment PropCo, LLC	(f)	Consumer Services	L+975	1.3%	11/2/19	12,289	12,494	12,412
CSafe Acquisition Co., Inc.		Capital Goods	L+725		11/1/21	348	348	348
CSafe Acquisition Co., Inc.	(l)	Capital Goods	L+725		11/1/21	2,261	2,261	2,261
CSafe Acquisition Co., Inc.	(f)(h)	Capital Goods	L+725		10/31/23	20,000	20,000	20,000
CSafe Acquisition Co., Inc.	(l)	Capital Goods	L+725		10/31/23	12,174	12,174	12,174
Emerging Markets Communications, LLC	(g)	Telecommunication Services	L+575	1.0%	7/1/21	16,745	16,144	16,494
Empire Today, LLC	(f)(g)(h)	Retailing	L+800	1.0%	11/17/22	45,000	45,000	45,398
Fairway Group Acquisition Co.	(u)	Food & Staples Retailing	L+800	1.0%	1/3/20	5,631	5,631	5,687
Fairway Group Acquisition Co.	(u)	Food & Staples Retailing	10.0% PIK (10.0% Max PIK)		1/3/20	3,633	3,633	3,306

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Fox Head, Inc.	(f)	Consumer Durables & Apparel	L+850	1.0%	12/19/20	$ 1,697	$ 1,697	$ 1,673
Greystone Equity Member Corp.	(j)	Diversified Financials	L+1050		3/31/21	46,307	46,492	46,712
Greystone Equity Member Corp.	(j)	Diversified Financials	L+1100		3/31/21	50,000	50,000	51,125
Greystone Equity Member Corp.	(j)(l)	Diversified Financials	L+1100		3/31/21	9,693	9,693	9,778
Gulf Finance, LLC	(h)	Energy	L+525	1.0%	8/25/23	4,988	4,844	5,025
H.M. Dunn Co., Inc.	(f)	Capital Goods	L+955	1.0%	3/26/21	9,643	9,643	9,751
H.M. Dunn Co., Inc.	(l)	Capital Goods	L+775	1.0%	3/26/21	3,214	3,214	3,250
Hybrid Promotions, LLC	(f)	Consumer Durables & Apparel	L+850	1.0%	12/19/20	6,223	6,223	6,133
Industrial Group Intermediate Holdings, LLC	(g)	Materials	L+800	1.3%	5/31/20	10,379	10,379	10,534
JMC Acquisition Merger Corp.	(f)(g)(h)(i)	Capital Goods	L+857	1.0%	11/6/21	105,736	105,736	105,736
JSS Holdings, Inc.	(h)	Capital Goods	L+650	1.0%	8/31/21	15,962	15,327	15,883
Latham Pool Products, Inc.	(g)(h)	Commercial & Professional Services	L+775	1.0%	6/29/21	45,000	45,000	45,450
Murray Energy Corp.	(i)	Energy	L+725	1.0%	4/16/20	10,616	10,398	10,191
Nobel Learning Communities, Inc.		Consumer Services	L+450	1.0%	4/27/20	4,193	4,193	4,193
Nobel Learning Communities, Inc.	(l)	Consumer Services	L+450	1.0%	4/27/20	6,988	6,988	6,988
Nobel Learning Communities, Inc.	(f)(g)(h)(i)	Consumer Services	L+841	1.0%	4/27/21	84,472	84,472	85,739
North Haven Cadence Buyer, Inc.	(l)	Consumer Services	L+500	1.0%	9/2/21	750	750	750
North Haven Cadence Buyer, Inc.	(f)(g)	Consumer Services	L+813	1.0%	9/2/22	21,417	21,417	21,417
North Haven Cadence Buyer, Inc.	(l)	Consumer Services	L+750	1.0%	9/2/22	3,583	3,583	3,583
Panda Temple Power, LLC	(f)	Energy	L+625	1.0%	3/6/22	14,738	14,515	13,116
PHRC License, LLC	(f)	Consumer Services	L+900	1.5%	8/14/20	14,626	14,626	14,773
Polymer Additives, Inc.	(f)(i)	Materials	L+888	1.0%	12/20/21	18,920	18,920	19,015
Polymer Additives, Inc.	(h)	Materials	L+978	1.0%	12/20/21	9,706	9,706	10,094
Production Resource Group, LLC	(f)(i)	Media	L+850	1.0%	7/23/19	52,500	52,395	51,975
Production Resource Group, LLC	(g)(h)(i)	Media	L+850	1.0%	7/23/19	75,902	75,902	75,142
Propulsion Acquisition, LLC	(h)(i)	Commercial & Professional Services	L+600	1.0%	7/13/21	21,334	20,030	20,907
PSKW, LLC	(f)(g)(h)(i)	Health Care Equipment & Services	L+839	1.0%	11/25/21	154,000	154,000	149,834
Roadrunner Intermediate Acquisition Co., LLC	(f)(g)(h)(i)	Health Care Equipment & Services	L+800	1.0%	9/22/21	101,719	101,719	103,245
Rogue Wave Software, Inc.	(f)(g)(h)(i)	Software & Services	L+802	1.0%	9/25/21	123,900	123,900	123,900
Safariland, LLC	(f)(h)	Capital Goods	L+769	1.0%	11/18/23	42,893	42,893	42,786
Safariland, LLC	(l)	Capital Goods	L+725	1.0%	11/18/23	11,566	11,566	11,537
Sequential Brands Group, Inc.	(f)(g)(h)(i)(j)	Consumer Durables & Apparel	L+900		7/1/22	131,060	131,060	132,370
ServiceMaster Co., LLC	(l)	Commercial & Professional Services	L+325		7/1/19	2,500	2,500	2,075
Sorenson Communications, Inc.	(f)	Telecommunication Services	L+575	2.3%	4/30/20	4,899	4,884	4,863
Sports Authority, Inc.	(f)(m)(n)	Retailing	L+600	1.5%	11/16/17	3,263	2,645	665

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Strike, LLC	(l)	Energy	L+800	1.0%	5/30/19	$6,667	$ 6,568	$ 6,567
Strike, LLC	(h)(k)	Energy	L+800	1.0%	11/30/22	5,000	4,850	4,950
SunGard Availability Services Capital, Inc.	(l)	Software & Services	L+450		3/8/18	7,000	5,539	6,353
SunGard Availability Services Capital, Inc.	(f)(h)(i)	Software & Services	L+500	1.0%	3/29/19	24,822	23,587	24,098
Sunnova Asset Portfolio 5 Holdings, LLC		Energy	12.0%, 0.0% PIK (12.0% Max PIK)		11/14/21	14,108	13,900	14,249
Swift Worldwide Resources US Holdings Corp.		Energy	L+1100	1.0%	7/20/21	17,269	17,270	17,269
TierPoint, LLC	(h)	Software & Services	L+450	1.0%	12/2/21	3,621	3,556	3,649
Transplace Texas, LP	(f)(g)(h)(i)	Transportation	L+744	1.0%	9/16/21	179,976	179,976	179,976
Transplace Texas, LP	(l)	Transportation	L+700	1.0%	9/16/21	3,973	3,973	3,973
TTM Technologies, Inc.	(h)(j)	Technology Hardware & Equipment	L+425	1.0%	5/31/21	1,847	1,733	1,874
U.S. Xpress Enterprises, Inc.	(f)	Transportation	L+1000, 0.0% PIK (1.8% Max PIK)	1.5%	5/30/19	10,687	10,687	10,687
UTEX Industries, Inc.	(f)	Energy	L+400	1.0%	5/21/21	750	747	702
Vertellus Performance Chemicals LLC	(f)(g)	Materials	L+950	1.0%	1/30/20	42,000	42,000	39,451
Warren Resources, Inc.	(g)(u)	Energy	L+900, 1.0% PIK (1.0% Max PIK)	1.0%	5/22/20	17,744	17,744	17,744
Warren Resources, Inc.	(l)(u)	Energy	L+900, 1.0% PIK (1.0% Max PIK)	1.0%	5/22/20	1,265	1,265	1,265
Waste Pro USA, Inc.	(f)(g)	Commercial & Professional Services	L+750	1.0%	10/15/20	33,372	33,372	33,997
Zeta Interactive Holdings Corp.	(g)(h)(i)	Software & Services	L+750	1.0%	7/29/22	47,608	47,735	48,083
Zeta Interactive Holdings Corp.	(g)(h)(t)	Software & Services	L+750	1.0%	7/29/22	13,929	13,801	14,020
Zeta Interactive Holdings Corp.	(l)	Software & Services	L+750	1.0%	7/29/22	8,664	8,664	8,743
Zeta Interactive Holdings Corp.	(l)(t)	Software & Services	L+750	1.0%	7/29/22	2,229	2,229	2,249

Total Senior Secured Loans—First Lien							2,310,782	2,311,978
Unfunded Loan Commitments							(176,049)	(176,049)

Net Senior Secured Loans—First Lien							2,134,733	2,135,929

Senior Secured Loans—Second Lien—10.1%
Alison US LLC	(g)(j)	Capital Goods	L+850	1.0%	8/29/22	6,389	6,186	6,197
Arena Energy, LP	(g)	Energy	L+900, 4.0% PIK (4.0% Max PIK)	1.0%	1/24/21	23,864	23,864	23,983
Ascent Resources—Marcellus, LLC		Energy	L+750	1.0%	8/4/21	6,667	6,583	883

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Ascent Resources—Utica, LLC		Energy	L+950	1.5%	9/30/18	$ 683	$ 681	$ 689
ASG Technologies Group, Inc.		Software & Services	L+1100, 0.0% PIK (6.0% Max PIK)	1.0%	6/27/22	5,155	3,875	5,000
BBB Industries US Holdings, Inc.	(f)(g)	Automobiles & Components	L+875	1.0%	11/3/22	25,000	23,789	24,375
Byrider Finance, LLC		Automobiles & Components	L+1000, 0.5% PIK (0.5% Max PIK)	1.3%	8/22/20	3,349	3,349	3,299
CDS U.S. Intermediate Holdings, Inc.	(f)(j)	Media	L+825	1.0%	7/10/23	9,000	8,889	8,837
Chief Exploration & Development LLC		Energy	L+650	1.3%	5/16/21	991	924	974
ColourOz Investment 2 LLC	(j)	Materials	L+725	1.0%	9/5/22	1,143	1,136	1,132
Compuware Corp.	(f)(g)	Software & Services	L+825	1.0%	12/15/22	17,000	15,610	17,085
Crossmark Holdings, Inc.		Media	L+750	1.3%	12/21/20	1,500	1,280	712
DTZ U.S. Borrower, LLC		Real Estate	L+825	1.0%	11/4/22	170	172	171
EagleView Technology Corp.	(i)	Software & Services	L+825	1.0%	7/14/23	15,385	15,192	15,361
Fairway Group Acquisition Co.	(u)	Food & Staples Retailing	11.0% PIK (11.0% Max PIK)		10/3/21	3,164	3,164	2,595
Fieldwood Energy LLC		Energy	L+713	1.3%	9/30/20	5,835	4,492	4,158
Gruden Acquisition, Inc.	(i)	Transportation	L+850	1.0%	8/18/23	10,000	9,581	7,917
Inmar, Inc.	(h)	Software & Services	L+700	1.0%	1/27/22	5,008	5,004	4,802
Jazz Acquisition, Inc.		Capital Goods	L+675	1.0%	6/19/22	1,998	2,007	1,695
Jonah Energy LLC		Energy	L+650	1.0%	5/12/21	3,739	3,416	3,552
Logan’s Roadhouse, Inc.		Consumer Services	L+850 PIK (L+850 Max PIK)	1.0%	11/23/20	2,905	2,905	2,779
National Surgical Hospitals, Inc.	(g)	Health Care Equipment & Services	L+900	1.0%	6/1/23	5,000	5,000	5,002
Neff Rental LLC	(f)	Capital Goods	L+625	1.0%	6/9/21	11,535	11,556	11,490
Nielsen & Bainbridge, LLC	(g)	Consumer Durables & Apparel	L+925	1.0%	8/15/21	5,558	5,492	5,447
Peak 10, Inc.	(i)	Software & Services	L+725	1.0%	6/17/22	18,510	17,532	17,446
Spencer Gifts LLC	(g)(i)	Retailing	L+825	1.0%	6/29/22	37,000	36,945	30,617
Titan Energy Operating, LLC	(g)	Energy	2.0%, L+900 PIK (L+900 Max PIK)	1.0%	2/23/20	34,455	28,684	28,191
UTEX Industries, Inc.		Energy	L+725	1.0%	5/20/22	1,273	1,268	904

Total Senior Secured Loans—Second Lien							248,576	235,293

Senior Secured Bonds—3.7%
BlueLine Rental Finance Corp.	(e)	Capital Goods	7.0%		2/1/19	12,983	11,432	12,745
CEVA Group Plc	(e)(j)	Transportation	7.0%		3/1/21	3,000	2,567	2,449
Diamond Resorts International, Inc.	(e)(r)	Consumer Services	7.8%		9/1/23	30,000	30,000	30,250
FBM Finance, Inc.	(e)	Capital Goods	8.3%		8/15/21	7,140	7,140	7,568

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Global A&T Electronics Ltd.	(e)(j)	Semiconductors & Semiconductor Equipment	10.0%		2/1/19	$12,550	$12,049	$9,554
Kinetic Concepts, Inc.	(e)	Health Care Equipment & Services	9.6%		10/1/21	4,430	4,430	4,699
Ridgeback Resources Inc.	(j)	Energy	12.0%		12/29/20	335	328	335
Sorenson Communications, Inc.	(e)	Telecommunication Services	9.0%, 0.0% PIK (9.0% Max PIK)		10/31/20	11,820	11,476	10,520
Tembec Industries Inc.	(e)(j)	Materials	9.0%		12/15/19	3,715	3,715	3,477
Velvet Energy Ltd.	(j)	Energy	9.0%		10/5/23	3,000	3,000	3,067

Total Senior Secured Bonds							86,137	84,664

Subordinated Debt—26.5%
Bellatrix Exploration Ltd.	(e)(j)	Energy	8.5%		5/15/20	10,000	9,856	9,844
BMC Software Finance, Inc.	(e)	Software & Services	7.3%		6/1/18	10,069	9,927	10,113
Calumet Specialty Products Partners, L.P.	(e)(j)(r)	Energy	7.8%		4/15/23	10,300	10,235	8,688
Canbriam Energy Inc.	(e)(j)	Energy	9.8%		11/15/19	20,300	20,150	21,416
CEC Entertainment, Inc.	(e)	Consumer Services	8.0%		2/15/22	39,014	37,497	39,924
Ceridian HCM Holding, Inc.	(e)(r)	Commercial & Professional Services	11.0%		3/15/21	92,439	92,458	95,443
Coveris Holdings S.A.	(e)(j)	Materials	7.9%		11/1/19	32,855	32,186	32,863
Eclipse Resources Corp.	(e)(j)	Energy	8.9%		7/15/23	9,175	9,008	9,573
EV Energy Partners, L.P.		Energy	8.0%		4/15/19	2,150	1,966	1,524
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/30/25	732	732	727
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/30/25	4,649	4,649	4,620
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/3/25	961	961	955
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/29/25	904	904	899
Global Jet Capital Inc.	(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/4/25	60,087	60,087	59,711
Global Jet Capital Inc.	(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/9/25	9,827	9,827	9,766
Global Jet Capital Inc.	(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/29/26	5,146	5,146	5,114
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		2/17/26	12,583	12,582	12,504

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/14/26	$ 7,792	$ 7,792	$ 7,744
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/2/26	11,517	11,517	11,517
Jupiter Resources Inc.	(e)(j)	Energy	8.5%		10/1/22	31,850	28,838	27,656
NewStar Financial, Inc.	(f)(j)	Diversified Financials	8.3%, 0.0% PIK (8.8% Max PIK)		12/4/24	75,000	61,616	65,250
Northern Oil and Gas, Inc.	(e)	Energy	8.0%		6/1/20	3,150	3,035	2,544
P.F. Chang’s China Bistro, Inc.	(e)(g)(i)(r)	Consumer Services	10.3%		6/30/20	70,595	70,674	69,301
PriSo Acquisition Corp.	(e)(r)	Capital Goods	9.0%		5/15/23	50,859	50,458	51,113
S1 Blocker Buyer Inc.		Commercial & Professional Services	10.0% PIK (10.0% Max PIK)		10/31/22	130	130	132
SandRidge Energy, Inc.	(e)(j)(m)	Energy	0.0%		10/4/20	2,643	3,522	3,318
Scientific Games Corp.	(e)(j)	Consumer Services	8.1%		9/15/18	14,638	13,782	14,825
Sorenson Communications, Inc.	(e)	Telecommunication Services	13.9%, 0.0% PIK (13.9% Max PIK)		10/31/21	8,983	9,376	8,264
SunGard Availability Services Capital, Inc.	(e)	Software & Services	8.8%		4/1/22	16,400	11,550	11,295
Talos Production LLC	(e)	Energy	9.8%		2/15/18	4,500	4,291	2,498
TI Group Automotive Systems, LLC	(e)(j)	Automobiles & Components	8.8%		7/15/23	7,302	7,302	7,699
York Risk Services Holding Corp.	(e)	Insurance	8.5%		10/1/22	9,050	8,295	7,602

Total Subordinated Debt							610,349	614,442

Collateralized Securities—0.3%
NewStar Clarendon 2014-1A Class D	(j)	Diversified Financials	L+435		1/25/27	730	691	689
NewStar Clarendon 2014-1A Class Subord. B	(j)	Diversified Financials	16.4%		1/25/27	8,310	6,626	6,638

Total Collateralized Securities							7,317	7,327

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost	Fair Value(d)
Equity/Other—7.1%
5 Arches, LLC, Common Equity	(j)(m)(o)	Diversified Financials	33,163	$875	$875
ACP FH Holdings GP, LLC, Common Equity	(m)	Consumer Durables & Apparel	11,429	11	9
ACP FH Holdings, LP, Common Equity	(m)	Consumer Durables & Apparel	1,131,428	1,131	906
Altus Power America Holdings, LLC, Common Equity	(m)	Energy	462,008	462	462
Altus Power America Holdings, LLC, Preferred Equity	(q)	Energy	888,211	888	888
ASG Technologies Group, Inc., Warrants, 6/27/2022	(m)	Software & Services	48,325	1,377	1,228
Aspect Software, Inc., Common Equity	(m)(u)	Software & Services	1,092,200	52,727	59,634
ATX Holdings, LLC, Common Equity	(j)(m)	Technology Hardware & Equipment	83,488	134	134
CSF Group Holdings, Inc., Common Equity	(m)	Capital Goods	173,900	174	174
Fairway Group Acquisition Co., Common Equity	(m)(u)	Food & Staples Retailing	71,465	2,296	1,858
Global Jet Capital Holdings, LP, Preferred Equity	(j)(m)	Commercial & Professional Services	42,484,416	42,484	42,484
H.I.G. Empire Holdco, Inc., Common Equity	(m)	Retailing	206	614	630
Harvey Holdings, LLC, Common Equity	(m)	Capital Goods	2,000,000	2,000	4,600
Industrial Group Intermediate Holdings, LLC, Common Equity	(m)(o)	Materials	220,619	221	386
JMC Acquisition Holdings, LLC, Common Equity	(m)	Capital Goods	8,068	8,068	8,995
NewStar Financial, Inc., Warrants, 11/4/2024	(j)(m)	Diversified Financials	3,000,000	15,058	8,310
North Haven Cadence Buyer, Inc., Common Equity	(m)	Consumer Services	833,333	833	875
Ridgeback Resources Inc., Common Equity	(j)(m)(s)	Energy	827,156	5,082	5,082
Roadhouse Holding Inc., Common Equity	(m)	Consumer Services	1,202,991	1,250	1,469
S1 Blocker Buyer Inc., Common Equity		Commercial & Professional Services	60	600	584
SandRidge Energy, Inc., Common Equity	(e)(j)(m)	Energy	112,112	2,803	2,640
Sequential Brands Group, Inc., Common Equity	(j)(m)	Consumer Durables & Apparel	125,391	1,693	587
Sunnova Energy Corp., Common Equity	(m)	Energy	577,086	2,166	3,134
Sunnova Energy Corp., Preferred Equity	(m)	Energy	54,543	290	296
TE Holdings, LLC, Common Equity	(m)(o)	Energy	129,829	1,104	974
TE Holdings, LLC, Preferred Equity	(m)	Energy	86,061	859	1,291
Titan Energy, LLC, Common Equity	(m)	Energy	72,739	2,299	1,746
Warren Resources, Inc., Common Equity	(m)(u)	Energy	998,936	4,695	4,295
White Star Petroleum Holdings, LLC, Common Equity	(m)(o)	Energy	1,738,244	1,478	1,695
Zeta Interactive Holdings Corp., Preferred Equity	(m)	Software & Services	1,051,348	8,357	9,414

Total Equity/Other				162,029	165,655

TOTAL INVESTMENTS—139.6%				$3,249,141	3,243,310

LIABILITIES IN EXCESS OF OTHER ASSETS—(39.6%)					(919,370)

NET ASSETS—100.0%					$2,323,940

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Total Return Swap		Notional Amount	Unrealized Appreciation
Citibank TRS Facility (Note 8)	(j)	$388,681	$11,403

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2016, the three-month London Interbank Offered Rate, or LIBOR or L, was 1.00% and the U.S. Prime Lending Rate, or Prime, was 3.75%. PIK means paid-in-kind.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 7).

(e)	Security or portion thereof held within Burholme Funding LLC and is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage, Inc., or BNPP. Securities held within Burholme Funding LLC may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, subject to the terms and conditions governing the prime brokerage facility with BNPP (see Note 8).

(f)	Security or portion thereof held within Dunlap Funding LLC and is pledged as collateral supporting the amounts outstanding under a revolving credit facility with Deutsche Bank AG, New York Branch (see Note 8).

(g)	Security or portion thereof held within Jefferson Square Funding LLC and is pledged as collateral supporting the amounts outstanding under a term loan credit facility with JPMorgan Chase Bank, National Association (see Note 8).

(h)	Security or portion thereof held within Chestnut Hill Funding LLC and is pledged as collateral supporting the amounts outstanding under a revolving credit facility with Capital One, National Association (see Note 8).

(i)	Security or portion thereof held within Germantown Funding LLC and is pledged as collateral supporting the amounts outstanding under the notes issued to Society Hill Funding LLC pursuant to an indenture with Citibank, N.A., as trustee (see Note 8).

(j)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended, or the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of December 31, 2016, 82.4% of the Company’s total assets represented qualifying assets. In addition, as described in Note 8, the Company also calculates its compliance with the qualifying asset test on a “look through” basis by disregarding the value of the Company’s total return swap and treating each loan underlying the total return swap as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 80.9% of the Company’s total assets represented qualifying assets as of December 31, 2016.

(k)	Position or portion thereof unsettled as of December 31, 2016.

(l)	Security is an unfunded commitment. The stated rate reflects the spread disclosed at the time of commitment and may not indicate the actual rate received upon funding.

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

(m)	Security is non-income producing.

(n)	Security was on non-accrual status as of December 31, 2016.

(o)	Security held within FSIC III Investments, Inc., a wholly-owned subsidiary of the Company.

(p)	Security held within IC III Arches Investments, LLC, a wholly-owned subsidiary of the Company.

(q)	Security held within IC III Altus Investments, LLC, a wholly-owned subsidiary of the Company.

(r)	Security or portion thereof held within Burholme Funding LLC has been rehypothecated under Rule 15c-1(a)(1) of the Exchange Act, subject to the terms and conditions governing the prime brokerage facility with BNPP (see Note 8). As of December 31, 2016, the fair value of securities rehypothecated by BNPP was $176,481.

(s)	Investment denominated in Canadian dollars. Cost and fair value are converted into U.S. dollars at an exchange rate of CAD $1.00 to USD $0.74 as of December 31, 2016.

(t)	The transfer of a portion of this loan does not qualify for sale accounting under Accounting Standards Codification Topic 860, Transfers and Servicing, and therefore, the entire senior secured loan remains in the consolidated schedule of investments as of December 31, 2016 (see Note 8).

(u)	Under the 1940 Act, the Company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of December 31, 2016, the Company held investments in three portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” The following table presents certain financial information with respect to investments in portfolio companies of which the Company was deemed to be an “affiliated person” for the year ended December 31, 2016:

Portfolio Company	Fair Value at December 31, 2015	Purchases and Paid-in- Kind Interest	Sales and Repayments	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2016	Interest Income	Fee Income	Dividend Income
Senior Secured Loans—First Lien
Aspect Software, Inc.(1)	—	$3,200	—	—	—	—	$3,200	$121	$199	—
Aspect Software, Inc.	—	$10,285	$(129)	—	—	$114	$10,270	$669	—	—
Fairway Group Acquisition Co.	—	$5,631	—	—	—	$56	$5,687	$256	—	—
Fairway Group Acquisition Co.	—	$3,633	—	—	—	$(327)	$3,306	$177	—	—
Warren Resources, Inc.(2)	—	$17,744	—	—	—	—	$17,744	$419	$76	—

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Portfolio Company	Fair Value at December 31, 2015	Purchases and Paid-in- Kind Interest	Sales and Repayments	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2016	Interest Income	Fee Income	Dividend Income
Senior Secured Loans—Second Lien
Fairway Group Acquisition Co.	—	$3,164	—	—	—	$(569)	$2,595	$169	—	—
Subordinated Debt
Aspect Software, Inc.	—	$7,836	$(11,557)	—	$3,721	—	—	$118	—	—
Equity/Other
Aspect Software, Inc., Common Equity	—	$52,727	—	—	—	$6,907	$59,634	—	$118	—
Fairway Group Acquisition Co., Common Equity	—	$2,296	—	—	—	$(438)	$1,858	—	—	—
Warren Resources, Inc., Common Equity	—	$4,695	—	—	—	$(400)	$4,295	—	—	—

(1)	Security includes a partially unfunded commitment with an amortized cost of $110 and a fair value of $110.

(2)	Security includes a partially unfunded commitment with an amortized cost of $1,265 and a fair value of $1,265.

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Investment Corporation III, or the Company, was incorporated under the general corporation laws of the State of Maryland on June 7, 2013 and formally commenced investment operations on April 2, 2014 upon raising gross proceeds in excess of $2,500, or the minimum offering requirement, from sales of shares of its common stock in its continuous public offering to persons who were not affiliated with the Company or the Company’s investment adviser, FSIC III Advisor, LLC, or FSIC III Advisor, a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act, and an affiliate of the Company. Prior to satisfying the minimum offering requirement, the Company had no operations except for matters relating to its organization.

The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, the Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of June 30, 2017, the Company had seven wholly-owned financing subsidiaries, three wholly-owned subsidiaries through which it holds equity interests in non-controlled portfolio companies and one wholly-owned subsidiary through which it expects to hold equity interests in non-controlled portfolio companies. The unaudited consolidated financial statements include both the Company’s accounts and the accounts of its wholly-owned subsidiaries as of June 30, 2017. All significant intercompany transactions have been eliminated in consolidation. One of the Company’s consolidated subsidiaries is subject to U.S. federal and state income taxes.

The Company’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation by investing primarily in senior secured loans and second lien secured loans of private U.S. companies. The Company seeks to generate superior risk-adjusted returns by focusing on debt investments in a broad array of private U.S. companies, including middle market companies, which the Company defines as companies with annual revenues of $50 million to $2.5 billion at the time of investment. The Company may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from the Company’s target companies as primary market or directly originated investments. In connection with the Company’s debt investments, the Company may on occasion receive equity interests such as warrants or options as additional consideration. The Company may also purchase or otherwise acquire minority interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in the Company’s target companies, generally in conjunction with one of the Company’s debt investments, including through the restructuring of such investments, or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of the Company’s portfolio may be comprised of corporate bonds, collateralized loan obligations, or CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. FSIC III Advisor will seek to tailor the Company’s investment focus as market conditions evolve. Depending on market conditions, the Company may increase or decrease its exposure to less senior portions of the capital structure or otherwise make opportunistic investments.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP, for interim financial information and with the instructions for Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Company’s interim unaudited consolidated financial statements should be read in conjunction with its audited consolidated financial statements as of and for the year ended December 31, 2016 included in the Company’s annual report on Form 10-K for the year ended December 31, 2016. Operating results for the three and six months ended June 30, 2017 are not necessarily indicative of the results that may be expected for the fiscal year ending December 31, 2017. The December 31, 2016 consolidated balance sheet and consolidated schedule of investments are derived from the Company’s audited consolidated financial statements as of and for the year ended December 31, 2016. The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification, or ASC, Topic 946, Financial Services—Investment Companies. The Company has evaluated the impact of subsequent events through the date the consolidated financial statements were issued and filed with the U.S. Securities and Exchange Commission, or the SEC.

Use of Estimates: The preparation of the unaudited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share amounts.

Capital Gains Incentive Fee: The Company entered into an investment advisory and administrative services agreement with FSIC III Advisor, dated as of December 20, 2013, which was amended and restated on August 6, 2014, and which, as amended and restated, is referred to herein as the investment advisory and administrative services agreement. Pursuant to the terms of the investment advisory and administrative services agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of such agreement). Such fee will equal 20.0% of the Company’s incentive fee capital gains (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

While the investment advisory and administrative services agreement neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute of Certified Public Accountants, or

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

AICPA, Technical Practice Aid for investment companies, the Company includes unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to FSIC III Advisor if the Company’s entire portfolio was liquidated at its fair value as of the balance sheet date even though FSIC III Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Based on an interpretation of the applicable language in the Advisers Act by the staff of the Division of Investment Management of the SEC, the Company “looks through” its total return swap, or TRS, in calculating the capital gains incentive fee. Under this “look through” methodology, the portion of the net settlement payments received by the Company pursuant to the TRS which would have represented net investment income to the Company had the Company held the loans underlying the TRS directly is treated as net investment income subject to the subordinated incentive fee on income payable to FSIC III Advisor pursuant to the investment advisory and administrative services agreement, rather than as realized capital gains in accordance with GAAP, and any unrealized depreciation on individual loans underlying the TRS further reduces the capital gains incentive fee payable to FSIC III Advisor with respect to realized gains. See Note 8 for a discussion of the TRS.

Subordinated Income Incentive Fee: Pursuant to the investment advisory and administrative services agreement, FSIC III Advisor may also be entitled to receive a subordinated incentive fee on income. The subordinated incentive fee on income, which is calculated and payable quarterly in arrears, equals 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital equal to 1.875% per quarter, or an annualized hurdle rate of 7.5%. For purposes of this fee, “adjusted capital” means cumulative gross proceeds generated from sales of the Company’s common stock (including proceeds from its distribution reinvestment plan) reduced for amounts paid for share repurchases pursuant to the Company’s share repurchase program. As a result, FSIC III Advisor will not earn this part of the incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FSIC III Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.34375% of adjusted capital, or 9.375% annually. Thereafter, FSIC III Advisor will be entitled to receive 20.0% of the Company’s pre-incentive fee net investment income.

Offering Costs: Offering costs primarily include, among other things, marketing expenses and printing, legal and due diligence fees and other costs pertaining to the Company’s continuous public offering of shares of its common stock. Historically, the Company has charged offering costs against capital in excess of par value on its consolidated balance sheets. Following discussions with the Staff of the Division of Investment Management of the SEC, the Company changed its accounting treatment of offering costs to defer and amortize such costs to expense over twelve months. The Company evaluated this change in accounting treatment of offering costs, which it implemented effective January 1, 2016, and determined that it did not have a

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

material impact on the Company’s consolidated financial position, results of operations or cash flows (see Note 4).

Partial Loan Sales: The Company follows the guidance in ASC Topic 860, Transfers and Servicing, or ASC Topic 860, when accounting for loan participations and other partial loan sales. This guidance requires a participation or other partial loan sale to meet the definition of a participating interest, as defined in ASC Topic 860, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain on the Company’s consolidated balance sheets and the proceeds are recorded as a secured borrowing until the participation or other partial loan sale meets the definition. Secured borrowings are carried at fair value to correspond with the related investments, which are carried at fair value. See Note 8 for additional information.

Reclassifications: Certain amounts in the unaudited consolidated financial statements as of and for the three and six months ended June 30, 2016 and the audited consolidated financial statements as of and for the year ended December 31, 2016 have been reclassified to conform to the classifications used to prepare the unaudited consolidated financial statements as of and for the three and six months ended June 30, 2017. These reclassifications had no material impact on the Company’s consolidated financial position, results of operations or cash flows as previously reported.

Revenue Recognition: In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers, which provides for revenue recognition based on the consideration to which an entity expects to be entitled in exchange for transferring goods or services to a customer. When it becomes effective, the new revenue recognition guidance in ASU No. 2014-09 will replace most revenue recognition guidance under existing GAAP. In 2016, the FASB issued additional guidance that clarified, amended and technically corrected prior revenue recognition guidance. The new revenue recognition guidance applies to all entities and all contracts with customers to provide goods or services in the ordinary course of business, excluding, among other things, financial instruments as well as certain other contractual rights and obligations. For public entities, the new standards are effective during the interim and annual periods beginning after December 15, 2017, with early adoption permitted. The standards permit the use of either the retrospective or cumulative effect transition method. The Company is currently evaluating the applicability of the new revenue recognition guidance to the Company’s revenue recognition policies and assessing the impact of this guidance on the Company’s consolidated financial statements.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions

Below is a summary of transactions with respect to shares of the Company’s common stock during the six months ended June 30, 2017 and 2016:

	Six Months Ended June 30,
	2017		2016
	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	10,253,607	$88,459	17,892,867	$153,158
Reinvestment of Distributions	5,718,475	49,357	5,994,199	47,785

Total Gross Proceeds	15,972,082	137,816	23,887,066	200,943
Commissions and Dealer Manager Fees	—	—	—	(9,992)

Net Proceeds to Company	15,972,082	137,816	23,887,066	190,951
Share Repurchase Program	(4,006,607)	(34,479)	(1,612,228)	(12,850)

Net Proceeds to Company from Share Transactions	11,965,475	$103,337	22,274,838	$178,101

Status of Continuous Public Offering

Since commencing its continuous public offering and through August 1, 2017, the Company has issued 294,406,456 shares of common stock for gross proceeds of $2,799,197. As of August 1, 2017, the Company had raised total gross proceeds of $2,811,184, including $200 of seed capital contributed by the principals of FSIC III Advisor in October 2013 and $11,787 in proceeds raised in a private placement completed in April 2014 from the principals of FSIC III Advisor, certain members of the Company’s board of directors and other individuals and entities affiliated with FSIC III Advisor and GSO / Blackstone Debt Funds Management LLC, or GDFM, the Company’s investment sub-adviser (see Note 4).

During the six months ended June 30, 2017 and 2016, the Company issued 15,972,082 and 23,887,066 shares of common stock for gross proceeds of $137,816 and $200,943 at an average price per share of $8.63 and $8.41, respectively. The gross proceeds received during the six months ended June 30, 2017 and 2016, include reinvested stockholder distributions of $49,357 and $47,785 for which the Company issued 5,718,475 and 5,994,199 shares of common stock, respectively. During the period from July 1, 2017 to August 1, 2017, the Company issued 2,126,846 shares of common stock for gross proceeds of $18,380 at an average price per share of $8.64.

The proceeds from the issuance of common stock as presented on the Company’s consolidated statements of changes in net assets and consolidated statements of cash flows are presented net of selling commissions and dealer manager fees of $9,992 for the six months ended June 30, 2016.

The Company is currently offering shares of its common stock pursuant to its continuous public offering only to persons who purchase through investment advisors whose contracts for investment advisory and related services include a fixed or “wrap” fee or other asset-based fee

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

arrangement, and who are collectively referred to herein as Advisors, and to certain affiliated investors who purchase through FS Investment Solutions, LLC, or FS Investment Solutions, the dealer manager for the continuous public offering. Sales of shares of the Company’s common stock through Advisors is referred to herein as the Institutional Channel. In February 2016, the Company closed its continuous public offering to investors investing through the IBD Channel, or the IBD Channel closing. As used herein, the IBD Channel refers to sales of shares of the Company’s common stock through broker-dealers (other than the dealer manager) that are members of the Financial Industry Regulatory Authority, or FINRA, and other properly licensed financial securities firms whose contracts for investment advisory and related services do not include a fixed or “wrap” fee or other asset-based fee arrangement, and who are collectively referred to herein as selected broker-dealers. Historically, sales through the IBD Channel have constituted the majority of shares sold in the Company’s continuous public offering.

Prior to the IBD Channel closing, shares of the Company’s common stock in its continuous public offering were subject to a sales load of up to 10.0% of the public offering price, which consisted of selling commissions and dealer manager fees of up to 7.0% and 3.0%, respectively, of the public offering price. Following the IBD Channel closing, shares of common stock in its continuous public offering have been sold at an institutional offering price that does not include any selling commissions or dealer manager fees. The institutional offering price as of June 30, 2017 was $8.64 per share; however, to the extent that the Company’s net asset value per share increases, the Company will sell at a price necessary to ensure that shares are not sold at a price per share that is below the Company’s net asset value per share. In the event of a material decline in the Company’s net asset value per share, which the Company considers to be a 2.5% decrease below the Company’s then-current institutional offering price, the Company will reduce its institutional offering price in order to establish a new institutional offering price that is not more than 2.5% above the Company’s net asset value per share.

Share Repurchase Program

The Company intends to continue to conduct quarterly tender offers pursuant to its share repurchase program. The Company’s board of directors will consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase shares and under what terms:

●	the effect of such repurchases on the Company’s qualification as a RIC (including the consequences of any necessary asset sales);

●	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);

●	the Company’s investment plans and working capital requirements;

●	the relative economies of scale with respect to the Company’s size;

●	the Company’s history in repurchasing shares of common stock or portions thereof; and

●	the condition of the securities markets.

Historically, the Company limited the number of shares of common stock to be repurchased during any calendar year to the lesser of (i) the number of shares of common stock it can

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

repurchase with the proceeds it receives from the issuance of shares of its common stock under its distribution reinvestment plan and (ii) 10% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter. On May 10, 2017, the Company’s board of directors amended the share repurchase program. As amended, the Company will limit the maximum number of shares of common stock to be repurchased for any repurchase offer to the greater of (A) the number of shares of common stock that the Company can repurchase with the proceeds it has received from the sale of shares of common stock under its distribution reinvestment plan during the twelve-month period ending on the date the applicable repurchase offer expires (less the amount of proceeds used to repurchase shares of common stock on each previous repurchase date for repurchase offers conducted during such twelve-month period) (the Company refers to this limitation as the twelve-month repurchase limitation) and (B) the number of shares of common stock that the Company can repurchase with the proceeds it receives from the sale of shares of common stock under its distribution reinvestment plan during the three-month period ending on the date the applicable repurchase offer expires (the Company refers to this limitation as the three-month repurchase limitation). In addition to this limitation, the maximum number of shares of common stock to be repurchased for any repurchase offer will also be limited to 10% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter. As a result, the maximum number of shares of common stock to be repurchased for any repurchase offer will not exceed the lesser of (i) 10% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter, and (ii) whichever is greater of the twelve-month repurchase limitation described in clause (A) above and the three-month repurchase limitation described in clause (B) above.

The following table provides information concerning the Company’s repurchases of shares of its common stock pursuant to its share repurchase program during the six months ended June 30, 2017 and 2016:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Percentage of Outstanding Shares Repurchased as of the Repurchase Date	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2016
December 31, 2015	January 6, 2016	569,282	100%	0.24%	$8.145	$4,637
March 31, 2016	April 6, 2016	1,042,946	100%	0.40%	$7.875	$8,213
Fiscal 2017
December 31, 2016	January 4, 2017	1,536,048	100%	0.56%	$8.550	$13,133
March 31, 2017	April 5, 2017	2,470,559	100%	0.88%	$8.640	$21,346

On July 5, 2017, the Company repurchased 3,932,392 shares of common stock (representing 100% of the shares of common stock tendered for repurchase and 1.38% of the shares outstanding as of such date) at $8.64 per share for aggregate consideration totaling $33,976.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions

Compensation of the Investment Adviser and Dealer Manager

Pursuant to the investment advisory and administrative services agreement, FSIC III Advisor is entitled to an annual base management fee of 2.0% of the average weekly value of the Company’s gross assets (gross assets equal the total assets of the Company set forth on the Company’s consolidated balance sheets) and an incentive fee based on the Company’s performance. The Company commenced accruing fees under the investment advisory and administrative services agreement on April 2, 2014, upon commencement of the Company’s investment operations. Management fees are paid on a quarterly basis in arrears. Effective February 3, 2017, FSIC III Advisor has contractually agreed to permanently waive 0.25% of the base management fee so that the fee received equals 1.75% of the Company’s average weekly gross assets.

The incentive fee consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, equals 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital, equal to 1.875% per quarter, or an annualized hurdle rate of 7.5%. For purposes of this fee, “adjusted capital” means cumulative gross proceeds generated from sales of the Company’s common stock (including proceeds from its distribution reinvestment plan) reduced for amounts paid for share repurchases pursuant to the Company’s share repurchase program. As a result, FSIC III Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FSIC III Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.34375%, or 9.375% annually, of adjusted capital. This “catch-up” feature allows FSIC III Advisor to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, FSIC III Advisor will be entitled to receive 20.0% of the Company’s pre-incentive fee net investment income.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee equals 20.0% of the Company’s incentive fee capital gains (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. The Company accrues for the capital gains incentive fee, which, if earned, is paid annually. The Company accrues the capital gains incentive fee based on net realized and unrealized gains; however, under the terms of the investment advisory and administrative services agreement, the fee payable to FSIC III Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized. See Note 2 for a discussion of the treatment of the TRS with respect to the calculation of the capital gains incentive fee.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Pursuant to an investment sub-advisory agreement between FSIC III Advisor and GDFM, or the investment sub-advisory agreement, GDFM will receive 50% of all management and incentive fees payable to FSIC III Advisor under the investment advisory and administrative services agreement with respect to each year.

The Company reimburses FSIC III Advisor for expenses necessary to perform services related to the Company’s administration and operations, including FSIC III Advisor’s allocable portion of the compensation and related expenses of certain personnel of Franklin Square Holdings, L.P. (which does business as FS Investments), or FS Investments, the Company’s sponsor and an affiliate of FSIC III Advisor, providing administrative services to the Company on behalf of FSIC III Advisor. The amount of this reimbursement is set at the lesser of (1) FSIC III Advisor’s actual costs incurred in providing such services and (2) the amount that the Company estimates it would be required to pay alternative service providers for comparable services in the same geographic location. FSIC III Advisor allocates the cost of such services to the Company based on factors such as assets, revenues, time allocations and/or other reasonable metrics. The Company’s board of directors reviews the methodology employed in determining how the expenses are allocated to the Company and the proposed allocation of administrative expenses among the Company and certain affiliates of FSIC III Advisor. The Company’s board of directors then assesses the reasonableness of such reimbursements for expenses allocated to the Company based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party service providers known to be available. In addition, the Company’s board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Company’s board of directors compares the total amount paid to FSIC III Advisor for such services as a percentage of the Company’s net assets to the same ratio as reported by other comparable BDCs. The Company does not reimburse FSIC III Advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of FSIC III Advisor.

Under the investment advisory and administrative services agreement, the Company, either directly or through reimbursement to FSIC III Advisor or its affiliates, is responsible for its organization and offering costs in an amount up to 1.5% of gross proceeds raised in the Company’s continuous public offering. Organization and offering costs primarily include legal, accounting, printing and other expenses relating to the Company’s continuous public offering, including costs associated with technology integration between the Company’s systems and those of its selected broker-dealers, marketing expenses, salaries and direct expenses of FSIC III Advisor’s personnel, employees of its affiliates and others while engaged in registering and marketing the Company’s common stock, which includes the development of marketing materials and presentations, training and educational meetings, and generally coordinating the marketing process for the Company.

Prior to satisfaction of the minimum offering requirement and for a period of time thereafter, FS Investments funded certain of the Company’s organization and offering costs. Following this period, the Company has paid certain of its organization and offering costs directly and reimbursed FSIC III Advisor for offering costs incurred by FSIC III Advisor on the Company’s

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

behalf, including marketing expenses, salaries and other direct expenses of FSIC III Advisor’s personnel and employees of its affiliates while engaged in registering and marketing the Company’s shares of common stock. Organization and offering costs funded directly by FS Investments were recorded by the Company as a contribution to capital. The offering costs were offset against capital in excess of par value on the consolidated financial statements and the organization costs were charged to expense as incurred by the Company. All other offering costs, including costs incurred directly by the Company, amounts reimbursed to FSIC III Advisor for ongoing offering costs and any reimbursements paid to FS Investments for organization and offering costs previously funded, are recorded as a reduction of capital. Commencing January 1, 2016, offering costs incurred by the Company are deferred and amortized to expense over twelve months (see Note 2).

Since June 7, 2013 (Inception) through December 31, 2014, FS Investments funded $3,801 in organization and offering costs, all of which were reimbursed during the period from April 2, 2014 (Commencement of Operations) through December 31, 2014. The reimbursements were recorded as a reduction of capital. During the six months ended June 30, 2017, FS Investments did not fund any of the Company’s organization and offering costs. As of June 30, 2017, no amounts remain reimbursable to FSIC III Advisor and its affiliates under this arrangement.

The dealer manager for the Company’s continuous public offering is FS Investment Solutions, which is one of the Company’s affiliates. Prior to the IBD Channel closing, the dealer manager was entitled under the dealer manager agreement, dated as of December 20, 2013, by and among the Company, FSIC III Advisor and FS Investment Solutions, or the dealer manager agreement, to receive selling commissions and dealer manager fees in connection with the sale of shares of common stock in the Company’s continuous public offering, all or a portion of which could be re-allowed to selected broker-dealers. Following the IBD Channel closing, the dealer manager has waived its right to receive any selling commissions or dealer manager fees in connection with shares of the Company’s common stock sold pursuant to the Company’s continuous public offering and, as a result, no selling commissions or dealer manager fees will be paid to the dealer manager from that date forward.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The following table describes the fees and expenses the Company accrued under the investment advisory and administrative services agreement and the dealer manager fees FS Investment Solutions received under the dealer manager agreement during the three and six months ended June 30, 2017 and 2016:

			Three Months Ended June 30,		Six Months Ended June 30,
Related Party	Source Agreement	Description	2017	2016	2017	2016
FSIC III Advisor	Investment Advisory and Administrative Services Agreement	Base Management Fee(1)	$16,776	$16,757	$33,888	$32,347
FSIC III Advisor	Investment Advisory and Administrative Services Agreement	Subordinated Incentive Fee on Income(2)	$11,493	$9,747	$21,112	$15,394
FSIC III Advisor	Investment Advisory and Administrative Services Agreement	Administrative Services Expenses(3)	$710	$773	$1,529	$1,347
FSIC III Advisor	Investment Advisory and Administrative Services Agreement	Offering Costs(4)	$306	$154	$753	$1,116
FS Investment Solutions	Dealer Manager Agreement	Dealer Manager Fee(5)	$—	$—	$—	$1,961

(1)	FSIC III Advisor has contractually agreed, effective February 3, 2017, to permanently waive 0.25% of its base management fee to which it is entitled under the investment advisory and administrative services agreement so that the fee received equals 1.75% of the average value of the Company’s weekly gross assets. As a result, the amounts shown for the three and six months ended June 30, 2017 are net of waivers of $2,397 and $3,901, respectively. During the six months ended June 30, 2017 and 2016, $34,935 and $29,601, respectively, in base management fees were paid to FSIC III Advisor. As of June 30, 2017, $16,776 in base management fees were payable to FSIC III Advisor.

(2)	During the six months ended June 30, 2017 and 2016, $21,942 and $17,472, respectively, of subordinated incentive fees on income were paid to FSIC III Advisor. As of June 30, 2017, a subordinated incentive fee on income of $11,493 was payable to FSIC III Advisor.

(3)	During the six months ended June 30, 2017 and 2016, $1,481 and $1,280, respectively, of the accrued administrative services expenses related to the allocation of costs of administrative personnel for services rendered to the Company by FSIC III Advisor and the remainder related to other reimbursable expenses. The Company paid $1,149 and $1,520 in administrative services expenses to FSIC III Advisor during the six months ended June 30, 2017 and 2016, respectively.

(4)	During the six months ended June 30, 2017 and 2016, the Company incurred offering costs of $1,151 and $1,450, respectively, of which $753 and $1,116, respectively, generally related to the reimbursement of marketing expenses, salaries and direct expenses of FSIC III Advisor’s employees and employees of its affiliates while engaged in registering and marketing the Company’s shares of common stock. See Note 2 for a discussion regarding the Company’s change in accounting treatment of offering costs.

(5)	Represents aggregate dealer manager fees retained by FS Investment Solutions and not re-allowed to selected broker-dealers. Following the IBD Channel closing, the dealer manager has waived its right to receive any selling commissions or dealer manager fees in connection with shares of the Company’s common stock sold pursuant to the Company’s continuous public offering. The fees shown for the six months ended June 30, 2016 represent fees retained by FS Investment Solutions prior to the IBD Channel closing in February 2016.

Capital Contributions by FSIC III Advisor and GDFM

In October 2013, pursuant to a private placement, Michael C. Forman and David J. Adelman, the principals of FSIC III Advisor, contributed an aggregate of $200, which was used in its entirety to purchase 22,222 shares of common stock at $9.00 per share, which represented the initial public

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

offering price of $10.00 per share, excluding selling commissions and dealer manager fees. The principals will not tender these shares of common stock for repurchase as long as FSIC III Advisor remains the Company’s investment adviser.

In April 2014, pursuant to a private placement, Messrs. Forman (through an affiliated entity) and Adelman purchased 111,111 additional shares of common stock at $9.00 per share, which represented the initial public offering price of $10.00 per share, excluding selling commissions and dealer manager fees. The principals will not tender these shares of common stock for repurchase as long as FSIC III Advisor remains the Company’s investment adviser. In connection with the same private placement, certain members of the Company’s board of directors and other individuals and entities affiliated with FSIC III Advisor purchased 640,194 shares of common stock, and certain individuals and entities affiliated with GDFM purchased 558,334 shares of common stock, in each case at a price of $9.00 per share, which represented the initial public offering price of $10.00 per share, excluding selling commissions and dealer manager fees. In connection with the private placement, the Company sold an aggregate of 1,309,639 shares of common stock for aggregate proceeds of $11,787 upon satisfying the minimum offering requirement on April 2, 2014. As of August 1, 2017, the Company has issued an aggregate of 2,142,089 shares of common stock for aggregate proceeds of $19,033 to members of the Company’s board of directors and other individuals and entities affiliated with FSIC III Advisor and GDFM, including shares of common stock sold to Messrs. Forman and Adelman in October 2013 and shares sold in the private placement completed in April 2014.

Potential Conflicts of Interest

FSIC III Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of the investment advisers to certain other BDCs, open- and closed-end management investment companies and a real estate investment trust sponsored by FS Investments, or the Fund Complex. As a result, such personnel provide, or expect to provide, investment advisory services to certain other funds in the Fund Complex and such personnel may serve in similar or other capacities for the investment advisers to future investment vehicles in the Fund Complex. While none of the investment advisers are currently providing investment advisory services to clients other than the funds in the Fund Complex, any, or all, may do so in the future. In the event that FSIC III Advisor or its management team undertakes to provide investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Company’s investment objectives and strategies, if necessary, so that the Company will not be disadvantaged in relation to any other client of FSIC III Advisor or its management team. For additional information regarding potential conflicts of interest, see the Company’s annual report on Form 10-K for the year ended December 31, 2016.

Exemptive Relief

As a BDC, the Company is subject to certain regulatory restrictions in making its investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term. In an order dated June 4, 2013, the SEC granted exemptive

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

relief to affiliates of the Company, upon which the Company may rely, and which permits the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FSIC III Advisor, including FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation IV and any future BDCs that are advised by FSIC III Advisor or its affiliated investment advisers, or collectively, the Company’s co-investment affiliates. The Company believes this relief has and may continue to enhance its ability to further its investment objectives and strategies. The Company believes this relief may also increase favorable investment opportunities for it, in part, by allowing the Company to participate in larger investments, together with its co-investment affiliates, than would be available to the Company if such relief had not been obtained. Because the Company’s affiliates did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, the Company is permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance (e.g. where price is the only negotiated term).

Expense Reimbursement

Pursuant to the expense support and conditional reimbursement agreement, dated as of December 20, 2013, by and between FS Investments and the Company, or the expense reimbursement agreement, FS Investments has agreed to reimburse the Company for expenses in an amount that is sufficient to ensure that no portion of the Company’s distributions to stockholders will be paid from its offering proceeds or borrowings. However, because certain investments the Company may make, including preferred and common equity investments, may generate dividends and other distributions to the Company that are treated for tax purposes as a return of capital, a portion of the Company’s distributions to stockholders may also be deemed to constitute a return of capital to the extent that the Company may use such dividends or other distribution proceeds to fund its distributions to stockholders. Under those circumstances, FS Investments will not reimburse the Company for the portion of such distributions to stockholders that represent a return of capital, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions to stockholders.

Under the expense reimbursement agreement, FS Investments will reimburse the Company for expenses in an amount equal to the difference between the Company’s cumulative distributions paid to its stockholders in each quarter, less the sum of the Company’s net investment company taxable income, net capital gains and dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies (to the extent such amounts are not included in net investment company taxable income or net capital gains) in each quarter.

Pursuant to the expense reimbursement agreement, the Company has a conditional obligation to reimburse FS Investments for any amounts funded by FS Investments under such agreement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which FS Investments funded such amount, the sum of the Company’s net investment company taxable income, net capital gains and the amount of any dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies (to the extent not included in net investment company taxable income or net capital gains)

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

exceeds the regular cash distributions paid by the Company to its stockholders; provided, however, that (i) the Company will only reimburse FS Investments for expense support payments made by FS Investments with respect to any calendar quarter to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense support payments received by the Company during such fiscal year) to exceed the lesser of (A) 1.75% of the Company’s average net assets attributable to shares of its common stock for the fiscal year-to-date period after taking such payments into account and (B) the percentage of the Company’s average net assets attributable to shares of its common stock represented by “other operating expenses” during the fiscal year in which such expense support payment from FS Investments was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from FS Investments made during the same fiscal year) and (ii) the Company will not reimburse FS Investments for expense support payments made by FS Investments for any calendar quarter if the annualized rate of regular cash distributions declared by the Company at the time of such reimbursement payment is less than the annualized rate of regular cash distributions declared by the Company at the time FS Investments made the expense support payment to which such reimbursement payment relates. The Company is not obligated to pay interest on the reimbursements it is required to make to FS Investments under the expense reimbursement agreement. “Other operating expenses” means the Company’s total “operating expenses” (as defined below), excluding base management fees, incentive fees, organization and offering expenses, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.

The Company or FS Investments may terminate the expense reimbursement agreement at any time. FS Investments has indicated that it expects to continue such reimbursements until it deems that the Company has achieved economies of scale sufficient to ensure that it bears a reasonable level of expenses in relation to its income. The specific amount of expenses reimbursed by FS Investments, if any, will be determined at the end of each quarter. Upon termination of the expense reimbursement agreement by FS Investments, FS Investments will be required to fund any amounts accrued thereunder as of the date of termination. Similarly, the Company’s conditional obligation to reimburse FS Investments pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement by either party.

FS Investments is controlled by the Company’s chairman, president and chief executive officer, Michael C. Forman, and its vice-chairman, David J. Adelman. There can be no assurance that the expense reimbursement agreement will remain in effect or that FS Investments will reimburse any portion of the Company’s expenses in future quarters. As of June 30, 2017 and December 31, 2016, no amounts remained subject to repayment by the company to FS Investments.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

FS Benefit Trust

FS Benefit Trust, or FS Trust, was formed as a Delaware statutory trust for the purpose of awarding equity incentive compensation to employees of FS Investments and its affiliates. During the six months ended June 30, 2017 and 2016, FS Trust purchased $216 and $203, respectively, of the Company’s shares at a purchase price per share of $8.64 and $8.10, respectively, which price is equal to the institutional offering price in effect on the date of purchase.

Note 5. Distributions

The following table reflects the cash distributions per share that the Company declared and paid on its common stock during the six months ended June 30, 2017 and 2016:

	Distribution
For the Three Months Ended	Per Share	Amount
Fiscal 2016
March 31, 2016	$0.1750	$44,066
June 30, 2016	$0.1750	$45,523
Fiscal 2017
March 31, 2017	$0.1750	$48,011
June 30, 2017	$0.1750	$48,942

The Company currently declares regular cash distributions on a quarterly basis and pays such distributions on a monthly basis to stockholders of record, as determined on a weekly basis. On May 10, 2017 and August 1, 2017, the Company’s board of directors declared regular weekly cash distributions for July 2017 through September 2017 and October 2017 through December 2017, respectively, each in the amount of $0.013461 per share. These distributions have been or will be paid monthly to stockholders of record as of weekly record dates previously determined by the Company’s board of directors. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Company’s board of directors.

The Company has adopted an “opt in” distribution reinvestment plan for its stockholders. As a result, if the Company makes a cash distribution, its stockholders will receive the distribution in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of the Company’s common stock. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in the distribution reinvestment plan.

Under the distribution reinvestment plan, cash distributions to participating stockholders are reinvested in additional shares of the Company’s common stock at a purchase price equal to the institutional offering price in effect on the date of issuance. Although distributions paid in the form of additional shares of common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders who elect to participate in the Company’s distribution reinvestment plan will not receive any corresponding cash distributions

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

with which to pay any such applicable taxes. Stockholders receiving distributions in the form of additional shares of common stock will be treated as receiving a distribution in the amount of the fair market value of the Company’s shares of common stock.

The Company may fund its cash distributions to stockholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies and expense reimbursements from FS Investments. The Company has not established limits on the amount of funds it may use from available sources to make distributions. During certain periods, the Company’s distributions may exceed its earnings. As a result, it is possible that a portion of the distributions the Company makes may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from the Company’s investment activities and will be made after deducting the fees and expenses payable in connection with the Company’s continuous public offering, including any fees payable to FSIC III Advisor. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be mailed to the Company’s stockholders. There can be no assurance that the Company will be able to pay distributions at a specific rate or at all.

For a period of time following commencement of the Company’s continuous public offering, which time period may be significant, substantial portions of the Company’s distributions have been, and may in the future, be funded through the reimbursement of certain expenses by FS Investments and its affiliates, including through the waiver of certain investment advisory fees by FSIC III Advisor, that are subject to repayment by the Company within three years. The purpose of this arrangement is to ensure that no portion of the Company’s distributions to stockholders will be paid from offering proceeds or borrowings. Any such distributions funded through expense reimbursements or waivers of advisory fees are not based on the Company’s investment performance, and can only be sustained if the Company achieves positive investment performance in future periods and/or FS Investments continues to make such reimbursements or waivers of such fees. The Company’s future repayments of amounts reimbursed or waived by FS Investments or its affiliates will reduce the distributions that stockholders would otherwise receive in the future. FS Investments and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. No portion of the distributions paid during the six months ended June 30, 2017 and 2016 was funded through the reimbursement of operating expenses by FS Investments.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The following table reflects the sources of the cash distributions on a tax basis that the Company has paid on its common stock during the six months ended June 30, 2017 and 2016:

Six Months Ended June 30,
	2017		2016
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—
Borrowings	—	—	—	—
Net investment income(1)	96,953	100%	89,589	100%
Short-term capital gains proceeds from the sale of assets	—	—	—	—
Long-term capital gains proceeds from the sale of assets	—	—	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—
Expense reimbursement from sponsor	—	—	—	—

Total	$96,953	100%	$89,589	100%

(1)	During the six months ended June 30, 2017 and 2016, 91.2% and 92.3%, respectively, of the Company’s gross investment income was attributable to cash income earned, 1.9% and 3.1%, respectively, was attributable to non-cash accretion of discount and 6.9% and 4.6%, respectively, was attributable to PIK interest.

The Company’s net investment income on a tax basis for the six months ended June 30, 2017 and 2016 was $95,736 and $87,393, respectively. As of June 30, 2017 and December 31, 2016, the Company had $8,372 and $9,589, respectively, of undistributed net investment income and $48,026 and $60,099, respectively, of accumulated capital losses on a tax basis.

The difference between the Company’s GAAP-basis net investment income and its tax-basis net investment income is primarily due to the reclassification or deferral of unamortized original issue discount and prepayment fees recognized upon prepayment of loans from income for GAAP purposes to realized gains or deferred to future periods for tax purposes, the inclusion of a portion of the periodic net settlement payments due on the Company’s TRS in tax-basis net investment income and the accretion of discount on the TRS.

The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the six months ended June 30, 2017 and 2016:

	Six Months Ended June 30,
	2017	2016
GAAP-basis net investment income	$93,327	$83,205
Reclassification or deferral of unamortized original issue discount and prepayment fees	(9,016)	(6,666)
Tax-basis net investment income portion of total return swap payments	9,073	9,122
Accretion of discount on total return swap	1,805	1,272
Other miscellaneous differences	547	460

Tax-basis net investment income	$95,736	$87,393

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.

As of June 30, 2017 and December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	June 30, 2017 (Unaudited)	December 31, 2016
Distributable ordinary income	$8,372	$9,589
Other temporary differences	(198)	(206)
Accumulated capital losses(1)	(48,026)	(60,099)
Net unrealized appreciation (depreciation) on investments, secured borrowing and total return swap and gain/loss on foreign currency(2)	(10,501)	(1,759)

Total	$(50,353)	$(52,475)

(1)	Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term or long-term losses. As of June 30, 2017, the Company had short-term and long-term capital loss carryforwards available to offset future realized capital gains of $0 and $48,026, respectively.

(2)	As of June 30, 2017 and December 31, 2016, the gross unrealized appreciation on the Company’s investments, secured borrowing and TRS and gain on foreign currency was $91,834 and $65,610, respectively. As of June 30, 2017 and December 31, 2016, the gross unrealized depreciation on the Company’s investments, secured borrowing and TRS and loss on foreign currency was $102,335 and $67,369, respectively.

The aggregate cost of the Company’s investments for U.S. federal income tax purposes totaled $3,459,907 and $3,256,233 as of June 30, 2017 and December 31, 2016, respectively. The aggregate net unrealized appreciation (depreciation) on a tax basis was $(10,501) and $(1,759) as of June 30, 2017 and December 31, 2016, respectively.

As of June 30, 2017, the Company had a total deferred tax asset of $1,776 comprised of the Company’s wholly-owned taxable subsidiary’s unrealized depreciation on investments, a net operating loss carryforward and a capital loss carryforward. As of June 30, 2017, the wholly-owned taxable subsidiary anticipated that it would be unable to fully utilize the components of the deferred tax asset, therefore, the deferred tax asset was offset by a valuation allowance of $1,776. For the six months ended June 30, 2017, the Company did not record a provision for taxes related to its wholly-owned taxable subsidiary.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio

The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of June 30, 2017 and December 31, 2016:

	June 30, 2017 (Unaudited)			December 31, 2016
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$2,115,306	$2,130,331	62%	$2,134,733	$2,135,929	66%
Senior Secured Loans—Second Lien	352,129	321,866	9%	248,576	235,293	7%
Senior Secured Bonds	123,877	124,449	4%	86,137	84,664	3%
Subordinated Debt	674,283	691,908	20%	610,349	614,442	19%
Collateralized Securities	7,080	7,530	0%	7,317	7,327	0%
Equity/Other	178,585	163,995	5%	162,029	165,655	5%

Total	$3,451,260	$3,440,079	100%	$3,249,141	$3,243,310	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of June 30, 2017 and December 31, 2016 to include, on a look-through basis, the investments underlying the TRS, as disclosed in Note 8. The investments underlying the TRS had a notional amount and market value of $391,947 and $398,079, respectively, as of June 30, 2017 and $388,681 and $394,986, respectively, as of December 31, 2016.

	June 30, 2017 (Unaudited)			December 31, 2016
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$2,439,876	$2,459,166	64%	$2,488,519	$2,495,162	69%
Senior Secured Loans—Second Lien	419,506	391,110	10%	283,471	271,046	7%
Senior Secured Bonds	123,877	124,449	3%	86,137	84,664	2%
Subordinated Debt	674,283	691,908	18%	610,349	614,442	17%
Collateralized Securities	7,080	7,530	0%	7,317	7,327	0%
Equity/Other	178,585	163,995	5%	162,029	165,655	5%

Total	$3,843,207	$3,838,158	100%	$3,637,822	$3,638,296	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or it had the power to exercise

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (continued)

control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

As of June 30, 2017, the Company held investments in three portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” As of June 30, 2017, the Company did not “control” any of its portfolio companies. For additional information with respect to such portfolio companies, see footnote (u) to the unaudited consolidated schedule of investments as of June 30, 2017 in this quarterly report on Form 10-Q.

As of December 31, 2016, the Company held investments in three portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” As of December 31, 2016, the Company did not “control” any of its portfolio companies. For additional information with respect to such portfolio companies, see footnote (u) to the consolidated schedule of investments as of December 31, 2016 in this quarterly report on Form 10-Q.

The Company’s investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit, revolving credit facilities, delayed draw credit facilities or other investments, pursuant to which the Company may be required to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. As of June 30, 2017, the Company had twenty-four unfunded debt investments with aggregate unfunded commitments of $251,742, one unfunded commitment to purchase up to $295 in shares of preferred stock of Altus Power America Holdings, LLC and one unfunded commitment to purchase up to $16 in shares of common stock of Chisholm Oil and Gas, LLC. As of December 31, 2016, the Company had twenty-one unfunded debt investments with aggregate unfunded commitments of $176,049 and one unfunded commitment to purchase up to $362 in shares of preferred stock of Altus Power America Holdings, LLC. The Company maintains sufficient cash on hand, available borrowings and liquid securities to fund such unfunded commitments should the need arise. For additional details regarding the Company’s unfunded debt investments, see the Company’s unaudited consolidated schedule of investments as of June 30, 2017 and audited consolidated schedule of investments as of December 31, 2016.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (continued)

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of June 30, 2017 and December 31, 2016:

	June 30, 2017 (Unaudited)		December 31, 2016
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Automobiles & Components	$11,140	0%	$35,373	1%
Capital Goods	470,561	14%	331,376	10%
Commercial & Professional Services	485,145	14%	444,650	14%
Consumer Durables & Apparel	140,393	4%	147,125	5%
Consumer Services	314,720	9%	302,459	9%
Diversified Financials	248,532	7%	248,148	8%
Energy	288,749	9%	272,759	9%
Food & Staples Retailing	8,816	0%	13,446	1%
Health Care Equipment & Services	310,335	9%	422,234	13%
Insurance	35,794	1%	7,602	0%
Materials	148,746	4%	116,952	4%
Media	200,584	6%	136,666	4%
Real Estate	—	—	171	0%
Retailing	89,257	3%	77,310	2%
Semiconductors & Semiconductor Equipment	9,342	0%	9,554	0%
Software & Services	409,754	12%	397,389	12%
Technology Hardware & Equipment	39,270	1%	40,777	1%
Telecommunication Services	25,352	1%	40,141	1%
Transportation	203,589	6%	199,178	6%

Total	$3,440,079	100%	$3,243,310	100%

Note 7. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of June 30, 2017 and December 31, 2016, the Company’s investments and total return swap were categorized as follows in the fair value hierarchy:

Valuation Inputs	June 30, 2017 (Unaudited)		December 31, 2016
	Investments	Total Return Swap	Investments	Total Return Swap
Level 1—Price quotations in active markets	$5,418	$—	$4,973	$—
Level 2—Significant other observable inputs	—	—	—	—
Level 3—Significant unobservable inputs	3,434,661	9,005	3,238,337	11,403

Total	$3,440,079	$9,005	$3,243,310	$11,403

The Company has elected the fair value option under ASC Topic 825, Financial Instruments, relating to accounting for debt obligations at their fair value for its secured borrowing which arose due to partial loan sales which did not meet the criteria for sale treatment under ASC Topic 860. The Company reports changes in the fair value of its secured borrowing as a component of the net change in unrealized appreciation (depreciation) on secured borrowing in the consolidated statements of operations. The net gain or loss reflects the difference between the fair value and the principal amount due on maturity.

The secured borrowing as of June 30, 2017 was valued using Level 3 inputs under the fair value hierarchy. The Company’s approach to determining fair value of the Level 3 secured borrowing is consistent with its approach to determining fair value of the Level 3 investments that are associated with the secured borrowing. See Note 2 and Note 8 for additional information.

As of June 30, 2017 and December 31, 2016, the Company’s secured borrowing was categorized as follows in the fair value hierarchy:

Valuation Inputs	June 30, 2017 (Unaudited)	December 31, 2016
Level 1—Price quotations in active markets	$—	$—
Level 2—Significant other observable inputs	—	—
Level 3—Significant unobservable inputs	14,103	14,040

Total	$14,103	$14,040

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The Company’s investments as of June 30, 2017 consisted primarily of debt investments that were acquired directly from the issuer. Fifty-nine senior secured loan investments, five senior secured bond investments and twelve subordinated debt investments, for which broker quotes were not available, were valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. Except as described below, all of the Company’s equity/other investments were also valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. One senior secured loan investment, which was newly issued and purchased near June 30, 2017, was valued at cost, as the Company’s board of directors determined that the cost of such investment was the best indication of its fair value. Three equity/other investments, which were traded on an active public market, were valued at their closing price as of June 30, 2017. Except as described above, the Company valued its other investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services.

The Company’s investments as of December 31, 2016 consisted primarily of debt investments that were acquired directly from the issuer. Forty-nine senior secured loan investments, two senior secured bond investments and twelve subordinated debt investments, for which broker quotes were not available, were valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. Except as described below, all of the Company’s equity/other investments were also valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues, or, in limited instances, book value or liquidation value. Three senior secured loan investments and one equity/other investment, which were newly issued and purchased near December 31, 2016, were valued at cost, as the Company’s board of directors determined that the cost of each such investment was the best indication of its fair value. Three equity/other investments, which were traded on an active public market, were valued at their closing price as of December 31, 2016. Except as described above, the Company valued its other investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services.

The Company values the TRS in accordance with the agreements between Center City Funding LLC, or Center City Funding, and Citibank N.A., or Citibank, that collectively established the TRS, which agreements are collectively referred to herein as the TRS Agreement. Pursuant to the TRS Agreement, the value of the TRS is based on the increase or decrease in the value of the loans underlying the TRS, together with accrued interest income, interest expense and certain other

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

expenses incurred under the TRS. The loans underlying the TRS are valued by Citibank. Citibank bases its valuation on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations are sent to the Company for review and testing. The valuation committee of the Company’s board of directors, or the valuation committee, and the board of directors review and approve the value of the TRS, as well as the value of the loans underlying the TRS, on a quarterly basis. To the extent the Company’s valuation committee or board of directors has any questions or concerns regarding the valuation of the loans underlying the TRS, such valuation is discussed or challenged pursuant to the terms of the TRS Agreement. For additional information on the Company’s TRS, see Note 8.

The Company periodically benchmarks the bid and ask prices it receives from the third-party pricing services and/or dealers, as applicable, against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Company may also use other methods, including the use of an independent valuation firm, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through third-party pricing services or independent dealers, or where the Company’s board of directors otherwise determines that the use of such other methods is appropriate. The Company periodically benchmarks the valuations provided by the independent valuation firms against the actual prices at which the Company purchases and sells its investments. The valuation committee and the board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation policy.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the six months ended June 30, 2017 and 2016 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the Six Months Ended June 30, 2017
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/Other	Total
Fair value at beginning of period	$2,135,929	$235,293	$84,664	$614,442	$7,327	$160,682	$3,238,337
Accretion of discount (amortization of premium)	1,938	2,875	261	1,568	(237)	—	6,405
Net realized gain (loss)	723	281	1,611	1,182	—	811	4,608
Net change in unrealized appreciation (depreciation)	13,829	(16,980)	2,045	13,532	440	(15,817)	(2,951)
Purchases	426,527	156,596	75,258	112,955	—	12,901	784,237
Paid-in-kind interest	750	2,723	34	8,775	—	—	12,282
Sales and redemptions	(449,365)	(58,922)	(39,424)	(60,546)	—	—	(608,257)
Net transfers in or out of Level 3(1)	—	—	—	—	—	—	—

Fair value at end of period	$2,130,331	$321,866	$124,449	$691,908	$7,530	$158,577	$3,434,661

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$16,235	$(16,302)	$3,389	$12,763	$440	$(25,268)	$(8,743)

	For the Six Months Ended June 30, 2016
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/Other	Total
Fair value at beginning of period	$1,878,552	$264,261	$75,597	$451,694	$7,607	$66,919	$2,744,630
Accretion of discount (amortization of premium)	2,733	687	773	2,161	(437)	—	5,917
Net realized gain (loss)	34,035	(96)	(44,739)	(8,282)	—	1	(19,081)
Net change in unrealized appreciation (depreciation)	10,855	(3,925)	19,293	54,160	342	(692)	80,033
Purchases	286,176	50,567	42,679	190,233	—	58,212	627,867
Paid-in-kind interest	594	14	167	6,348	—	—	7,123
Sales and redemptions	(265,975)	(25,748)	(51,968)	(128,129)	—	(4,104)	(475,924)
Net transfers in or out of Level 3	—	—	—	—	—	(857)	(857)

Fair value at end of period	$1,946,970	$285,760	$41,802	$568,185	$7,512	$119,479	$2,969,708

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$9,983	$(5,242)	$(5,559)	$39,593	$342	$(320)	$38,797

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the six months ended June 30, 2017 of a secured borrowing for which significant unobservable inputs (Level 3) were used in determining market value:

For the Six Months Ended June 30, 2017
Fair value at beginning of period	$(14,040)
Amortization of premium (accretion of discount)	(14)
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	(49)
Proceeds from secured borrowing	—
Paid-in-kind interest	—
Repayments on secured borrowing	—
Net transfers in or out of Level 3	—

Fair value at end of period	$(14,103)

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to a secured borrowing still held at the reporting date	$(49)

The following is a reconciliation for the six months ended June 30, 2017 and 2016 of the total return swap for which significant unobservable inputs (Level 3) were used in determining the fair value:

	For the Six Months Ended June 30,
	2017	2016
Fair value at beginning of period	$11,403	$(25,927)
Accretion of discount (amortization of premium)	—	—
Net realized gain (loss)	7,179	8,262
Net change in unrealized appreciation (depreciation)	(2,398)	15,077
Sales and redemptions	(7,179)	(8,262)
Net transfers in or out of Level 3	—	—

Fair value at end of period	$9,005	$(10,850)

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to the total return swap still held at the reporting date	$(2,398)	$15,077

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of June 30, 2017 and December 31, 2016 were as follows:

Type of Investment	Fair Value at June 30, 2017 (Unaudited)	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$1,868,820	Market Comparables	Market Yield (%)	4.8% - 16.8%	9.3%
	65,439	Other(2)	Other	N/A	N/A
	174,739	Market Quotes	Indicative Dealer Quotes	4.0% - 103.0%	95.7%
	21,333	Cost	Cost	100.0% - 100.0%	100.0%
Senior Secured Loans—Second Lien	188,501	Market Comparables	Market Yield (%)	8.9% - 32.5%	16.8%
	5,031	Other(2)	Other	N/A	N/A
	128,334	Market Quotes	Indicative Dealer Quotes	9.2% - 101.6%	90.7%
Senior Secured Bonds	16,689	Market Comparables	Market Yield (%)	9.3% - 12.3%	10.3%
			EBITDA Multiples (x)	4.8x - 5.3x	5.0x
			Production Multiples (Mboe/d)	$36,000.0 - $38,500.0	$37,250.0
			Proved Reserves Multiples (Mmboe)	$10.0 - $11.0	$10.5
			PV-10 Multiples (x)	0.7x - 0.8x	0.7x
	107,760	Market Quotes	Indicative Dealer Quotes	74.3% -109.0%	102.5%
Subordinated Debt	193,987	Market Comparables	Market Yield (%)	9.0% - 15.3%	12.9%
			EBITDA Multiples (x)	10.3x - 11.3x	10.8x
	497,921	Market Quotes	Indicative Dealer Quotes	52.9% - 107.5%	100.1%
Collateralized Securities	7,530	Market Quotes	Indicative Dealer Quotes	81.9% - 99.6%	83.6%
Equity/Other	102,915	Market Comparables	Market Yield (%)	13.8% - 14.3%	14.0%
			EBITDA Multiples (x)	1.9x - 15.3x	7.8x
			Production Multiples (Mboe/d)	$36,000.0 - $47,500.0	$39,266.5
			Proved Reserves Multiples (Mmboe)	$9.3 - $11.0	$10.3
			PV-10 Multiples (x)	0.7x - 2.3x	1.1x
			Capacity Multiple ($/kW)	$2,750.0 - $3,250.0	$3,000.0
		Option Valuation Model	Volatility (%)	30.0% - 40.0%	38.3%
	54,203	Other(2)	Other	N/A	N/A
	1,459	Market Quotes	Indicative Dealer Quotes	4.8% - 9.8%	7.6%

Total	$3,434,661

Total Return Swap	$9,005	Market Quotes	Indicative Dealer Quotes	61.4% - 102.0%	97.4%
Secured Borrowing	$(14,103)	Market Comparables	Market Yield (%)	(5.9)% - (6.9)%	(6.4)%

(1)	Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

(2)	Fair value based on expected outcome of proposed corporate transactions or other various factors.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

Type of Investment	Fair Value at December 31, 2016	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$1,803,209	Market Comparables	Market Yield (%)	5.5% - 17.3%	9.7%
	68,811	Other(2)	Other	N/A	N/A
	222,318	Market Quotes	Indicative Dealer Quotes	18.2% - 102.7%	97.7%
	41,591	Cost	Cost	100.0% - 100.0%	100.0%
Senior Secured Loans—Second Lien	68,944	Market Comparables	Market Yield (%)	10.3% - 22.9%	16.3%
	166,349	Market Quotes	Indicative Dealer Quotes	12.0% - 101.0%	92.4%
Senior Secured Bonds	3,403	Market Comparables	Market Yield (%)	8.5% - 9.0%	8.8%
			EBITDA Multiples (x)	6.8x - 7.3x	7.0x
			Production Multiples (Mboe/d)	$45,000.0 - $50,000.0	$47,500.0
			Proved Reserves Multiples (Mmboe)	$14.5 - $15.0	$14.8
			PV-10 Multiples (x)	0.8x - 0.9x	0.9x
	81,261	Market Quotes	Indicative Dealer Quotes	76.0% - 106.6%	95.9%
Subordinated Debt	178,938	Market Comparables	Market Yield (%)	10.5% - 15.3%	13.5%
			EBITDA Multiples (x)	9.3x - 10.3x	9.8x
	435,504	Market Quotes	Indicative Dealer Quotes	54.5% - 125.5%	98.5%
Collateralized Securities	7,327	Market Quotes	Indicative Dealer Quotes	79.9% - 94.3%	81.2%
Equity/Other	103,652	Market Comparables	EBITDA Multiples (x)	4.5x - 16.3x	9.6x
			Production Multiples (Mboe/d)	$2,225.0 - $55,000.0	$30,941.4
			Proved Reserves Multiples (Mmboe)	$0.7 - $15.0	$8.7
			PV-10 Multiples (x)	0.8x - 2.1x	1.4x
			Capacity Multiple ($/kW)	$2,375.0 - $2,875.0	$2,625.0
		Option Valuation Model	Volatility (%)	37.5% - 40.0%	38.8%
	4,123	Market Quotes	Indicative Dealer Quotes	7.5% - 26.0%	18.2%
	52,773	Other(2)	Other	N/A	N/A
	134	Cost	Cost	100.0% - 100.0%	100.0%

Total	$3,238,337

Total Return Swap	$11,403	Market Quotes	Indicative Dealer Quotes	51.6% - 110.8%	97.6%
Secured Borrowing	$(14,040)	Market Comparables	Market Yield (%)	(6.0)% - (7.1)%	(6.6)%

(1)	Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

(2)	Fair value based on expected outcome of proposed corporate transactions or other various factors.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements

The following tables present summary information with respect to the Company’s outstanding financing arrangements as of June 30, 2017 and December 31, 2016. For additional information regarding these financing arrangements, see the notes to the Company’s audited consolidated financial statements contained in its annual report on Form 10-K for the year ended December 31, 2016 and the additional disclosure set forth in this Note 8.

	As of June 30, 2017 (Unaudited)
Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
Citibank Total Return Swap	Total Return Swap	L+1.55%	$391,947	$108,053	N/A(1)
BNP Facility	Prime Brokerage Facility	L+1.25%	$187,700	$62,300	March 27, 2018(2)
Deutsche Bank Credit Facility	Revolving Credit Facility	L+2.25%	$350,000	$—	September 22, 2019
JPM Credit Facility	Term Loan Credit Facility	L+2.69%	$400,000	$—	May 8, 2019
Goldman Facility	Repurchase Agreement	L+2.50%	$300,000	$—	July 15, 2019
Capital One Credit Facility	Revolving Credit Facility	L+1.75% to L+2.50%	$150,000	$—	August 13, 2020
Partial Loan Sale	Secured Borrowing	L+4.50% (1.0% Floor)	$13,929	$—	July 29, 2022

(1)	On June 27, 2017, Center City Funding entered into an amendment to the TRS to, among other things, extend the date that Citibank may terminate the TRS from any time on or after June 27, 2017 to any time on or after September 30, 2017.

(2)	As described below, this facility generally is terminable upon 270 days’ notice by either party. As of June 30, 2017, neither party to the facility had provided notice of its intent to terminate the facility.

The Company’s average borrowings and weighted average interest rate, including the effect of non-usage fees, for the six months ended June 30, 2017 were $1,343,669 and 3.53%, respectively. As of June 30, 2017, the Company’s weighted average effective interest rate on borrowings, including the effect of non-usage fees, was 3.54%.

	As of December 31, 2016
Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
Citibank Total Return Swap	Total Return Swap	L+1.55%	$388,681	$111,319	N/A(1)
BNP Facility(2)	Prime Brokerage Facility	L+1.10%	$187,700	$62,300	September 27, 2017(3)
Deutsche Bank Credit Facility(4)	Revolving Credit Facility	L+2.25%	$240,000	$10,000	September 22, 2019
JPM Credit Facility	Term Loan Credit Facility	L+2.69%	$400,000	$—	May 8, 2019
Goldman Facility	Repurchase Agreement	L+2.50%	$300,000	$—	July 15, 2019
Capital One Credit Facility	Revolving Credit Facility	L+1.75% to L+2.50%	$150,000	$—	August 13, 2020
Partial Loan Sale	Secured Borrowing	L+4.50% (1.0% Floor)	$13,929	$—	July 29, 2022

(1)	The TRS may be terminated by Center City Funding or by Citibank at any time on or after June 27, 2017, in each case, in whole or in part, upon prior written notice to the other party.

(2)

On August 29, 2016, Burholme Funding LLC entered into an amendment to the prime brokerage facility with BNPP to, among other things, (i) increase the interest rate payable on borrowings under the committed facility agreement from three-month LIBOR plus 110 basis points to three-month LIBOR plus 125 basis points effective on and after January 2, 2017 and (ii) increase the commitment fee payable under the committed facility agreement from 55 basis points on all unused amounts to, effective on and after January 2, 2017, (a) 65 basis points on unused amounts so

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

long as 75% or more of the facility amount under the committed facility agreement is utilized or (b) 85 basis points on unused amounts if less than 75% of the facility amount under the committed facility agreement is utilized. On November 15, 2016, Burholme Funding LLC entered into an amendment to the facility to increase the maximum commitment financing available to Burholme Funding LLC to $250,000 from $200,000.

(3)	As described below, this facility generally is terminable upon 270 days’ notice by either party. As of December 31, 2016, neither party to the facility had provided notice of its intent to terminate the facility.

(4)	On January 12, 2017, Dunlap Funding entered into an amendment to the Deutsche Bank credit facility to increase the aggregate principal amount of borrowings available under the Deutsche Bank credit facility from $250,000 to $350,000.

The Company’s average borrowings and weighted average interest rate, including the effect of non-usage fees, for the year ended December 31, 2016 were $1,196,899 and 3.12%, respectively. As of December 31, 2016, the Company’s weighted average effective interest rate on borrowings, including the effect of non-usage fees, was 3.30%.

Citibank Total Return Swap

On June 26, 2014, the Company’s wholly-owned financing subsidiary, Center City Funding, entered into a TRS for a portfolio of primarily senior secured floating rate loans with Citibank which has subsequently been amended multiple times to, among other things, increase the maximum aggregate notional amount of the portfolio of loans subject to the TRS from $100,000, initially, to $500,000. Most recently, on June 27, 2017, Center City Funding entered into a seventh amendment to the TRS to, among other things, extend the date that Citibank may terminate the TRS from any time on or after June 27, 2017 to any time on or after September 30, 2017 and extend the ramp-down period from 30 to 90 days prior to September 30, 2017.

A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements.

The TRS with Citibank enables the Company, through its ownership of Center City Funding, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest-type payment to Citibank. As such, the TRS is analogous to Center City Funding borrowing funds to acquire loans and incurring interest expense to a lender.

The obligations of Center City Funding under the TRS are non-recourse to the Company and its exposure under the TRS is limited to the value of the Company’s investment in Center City Funding, which generally will equal the value of cash collateral provided by Center City Funding under the TRS. Pursuant to the terms of the TRS, Center City Funding may select a portfolio of loans with a maximum aggregate notional amount (determined at the time each such loan becomes subject to the TRS) of $500,000. Center City Funding is required to initially cash

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

collateralize a specified percentage of the notional amount of each loan (generally 20%) that becomes subject to the TRS in accordance with margin requirements described in the TRS agreement. Under the terms of the TRS, Center City Funding has agreed not to draw upon, or post as collateral, such cash collateral in respect of other financings or operating requirements prior to the termination of the TRS. Neither the cash collateral required to be posted with Citibank nor any other assets of Center City Funding are available to pay the Company’s debts.

Pursuant to the terms of an investment management agreement that the Company has entered into with Center City Funding, the Company acts as the investment manager of the rights and obligations of Center City Funding under the TRS, including selecting the specific loans to be included in the portfolio of loans subject to the TRS. Accordingly, the loans subject to the TRS are selected by the Company in accordance with the Company’s investment objectives and strategy to generate current income and, to a lesser extent, long-term capital appreciation. In addition, pursuant to the terms of the TRS, Center City Funding may select any loan or obligation available in the market to be included in the portfolio of loans that meets the obligation criteria set forth in the TRS agreement.

Each individual loan, and the portfolio of loans taken as a whole, must meet criteria described in the TRS agreement, including a requirement that substantially all of the loans underlying the TRS be rated by Moody’s Investors Service, Inc., or Moody’s, and Standard & Poor’s Ratings Services, or S&P, and quoted by a nationally recognized pricing service. Under the terms of the TRS, Citibank, as calculation agent, determines whether there has been a failure to satisfy the portfolio criteria in the TRS. If such failure continues for 30 days following the delivery of notice thereof, then Citibank has the right, but not the obligation, to terminate the TRS. Center City Funding receives from Citibank all interest and fees payable in respect of the loans included in the portfolio. Center City Funding pays to Citibank interest at a rate equal to one-month LIBOR plus 1.55% per annum on the utilized notional amount of the loans subject to the TRS. In addition, upon the termination or repayment of any loan subject to the TRS, Center City Funding will either receive from Citibank the appreciation in the value of such loan or pay to Citibank any depreciation in the value of such loan.

Under the terms of the TRS, Center City Funding may be required to post additional cash collateral, on a dollar-for-dollar basis, in the event of depreciation in the value of the underlying loans after such value decreases below a specified amount. The limit on the additional collateral that Center City Funding may be required to post pursuant to the TRS is equal to the difference between the full notional amount of the loans underlying the TRS and the amount of cash collateral already posted by Center City Funding. The amount of collateral required to be posted by Center City Funding is determined primarily on the basis of the aggregate value of the underlying loans. The terms of the TRS with Citibank, the counter-party, incorporate a master netting arrangement. If Center City Funding enters into another derivative with the counter party, it could be offset with the TRS. As of June 30, 2017 and December 31, 2016, there were no other contracts to offset the TRS.

The Company has no contractual obligation to post any such additional collateral or to make any interest payments to Citibank. The Company may, but is not obligated to, increase its equity investment in Center City Funding for the purpose of funding any additional collateral or

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

payment obligations for which Center City Funding may become obligated during the term of the TRS. If the Company does not make any such additional investment in Center City Funding and Center City Funding fails to meet its obligations under the TRS, then Citibank will have the right to terminate the TRS and seize the cash collateral posted by Center City Funding under the TRS. In the event of an early termination of the TRS prior to the ramp-down period, Center City Funding would be required to pay an early termination fee.

Citibank may terminate the TRS from any time on or after September 30, 2017. Center City Funding may terminate the TRS at any time upon providing no more than 30 days, and no less than 10 days, prior notice to Citibank. Any termination prior to the ramp-down period, would have resulted in payment of an early termination fee to Citibank based on the maximum notional amount of the TRS. Under the terms of the TRS, the early termination fee equals the present value of a stream of monthly payments, based on the minimum utilization amount, which would be owed by Center City Funding to Citibank for the period from the termination date through and including September 30, 2017. Such monthly payments will equal the present value of the product of (x) 80%, multiplied by (y) the maximum notional amount of the TRS ($500,000), multiplied by (z) 1.55% per annum. If the TRS had been terminated as of June 30, 2017, Center City Funding would have been required to pay an early termination fee of approximately $1,032, based on the maximum notional amount of the TRS of $500,000 as of such date. Other than during the first 90 days and last 90 days of the term of the TRS, Center City Funding is required to pay a minimum usage fee if less than 80% of the maximum notional amount of the TRS is utilized and an unused fee on any amounts unutilized if greater than 80% but less than 100% of the maximum notional amount of the TRS is utilized.

The value of the TRS is based primarily on the valuation of the underlying portfolio of loans subject to the TRS. Pursuant to the terms of the TRS, on each business day, Citibank values each underlying loan in good faith on a mark-to-market basis by determining how much Citibank would receive on such date if it sold the loan in the open market. Citibank reports the mark-to-market values of the underlying loans to Center City Funding.

As of June 30, 2017 and December 31, 2016, the fair value of the TRS was $9,005 and $11,403, respectively, which is reflected in the Company’s consolidated balance sheets as unrealized appreciation on total return swap. As of June 30, 2017 and December 31, 2016, the receivable due on the TRS was $4,299 and $1,817, respectively, which is reflected in the Company’s consolidated balance sheets as receivable due on total return swap. As of June 30, 2017 and December 31, 2016, the Company posted $108,000 and $118,000, respectively, in cash collateral held by Citibank (of which only $96,938 and $94,651, respectively, was required to be posted). The cash collateral held by Citibank is reflected in the Company’s consolidated balance sheets as due from counterparty. The Company does not offset collateral posted in related to the TRS with any unrealized appreciation (depreciation) outstanding on the consolidated balance sheets as of June 30, 2017 and December 31, 2016.

As of June 30, 2017, Center City Funding had selected 50 underlying loans with a notional amount and market value of $391,947 and $398,079, respectively. As of December 31, 2016, Center City Funding had selected 53 underlying loans with a notional amount and market value of $388,681 and $394,986, respectively.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

For purposes of the asset coverage ratio test applicable to the Company as a BDC, the Company treats the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by Center City Funding under the TRS, as a senior security for the life of that instrument. The Company may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

Further, for purposes of Section 55(a) under the 1940 Act, the Company treats each loan underlying the TRS as a qualifying asset if the obligor on such loan is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. The Company may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

The following is a summary of the underlying loans subject to the TRS as of June 30, 2017:

Underlying Loan(1)	Industry	Rate(2)	Floor	Maturity	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Alison US LLC(3)	Capital Goods	L+425	1.0%	8/29/21	$7,227	$7,245	$18
American Bath Group, LLC	Capital Goods	L+525	1.0%	9/30/23	3,335	3,508	173
American Bath Group, LLC	Capital Goods	L+975	1.0%	9/30/24	2,760	2,970	210
AqGen Ascensus, Inc.	Diversified Financials	L+400	1.0%	12/5/22	13,897	14,914	1,017
ATX Networks Corp.(3)(4)	Technology Hardware & Equipment	L+600	1.0%	6/11/21	4,814	4,814	—
ATX Networks Corp.(3)	Technology Hardware & Equipment	L+600	1.0%	6/11/21	7,679	7,798	119
Avantor Performance Materials Holdings, Inc.	Materials	L+400	1.0%	3/11/24	6,424	6,435	11
Avantor Performance Materials Holdings, Inc.	Materials	L+825	1.0%	3/10/25	3,046	3,104	58
BBB Industries US Holdings, Inc.	Automobiles & Components	L+500	1.0%	11/3/21	7,683	7,879	196
Caesars Entertainment Resort Properties, LLC	Consumer Services	L+600	1.0%	10/11/20	5,951	5,913	(38)
Casablanca US Holdings Inc.(4)	Consumer Services	L+900	1.0%	3/31/25	4,925	5,000	75
CDS U.S. Intermediate Holdings, Inc.(3)(4)	Media	L+825	1.0%	7/10/23	8,865	9,022	157
CEVA Group Plc(3)	Transportation	L+550	1.0%	3/19/21	2,504	2,665	161
CEVA Intercompany BV(3)	Transportation	L+550	1.0%	3/19/21	2,556	2,744	188
CEVA Logistics Canada, ULC(3)	Transportation	L+550	1.0%	3/19/21	441	473	32
CEVA Logistics U.S. Holdings, Inc.	Transportation	L+550	1.0%	3/19/21	3,526	3,785	259
Confie Seguros Holding II Co.(3)	Insurance	L+550	1.0%	4/19/22	6,895	6,868	(27)
Dayton Superior Corp.	Materials	L+800	1.0%	11/15/21	11,260	11,608	348
Diamond Resorts International, Inc.	Consumer Services	L+600	1.0%	9/2/23	27,095	27,950	855
Engility Corp.(3)	Capital Goods	L+375	1.0%	8/14/23	4,958	5,033	75
FHC Health Systems, Inc.	Health Care Equipment & Services	L+400	1.0%	12/23/21	8,885	8,335	(550)
Forterra Finance, LLC(3)	Materials	L+300	1.0%	10/25/23	12,854	12,162	(692)
FullBeauty Brands Holdings Corp.	Consumer Durables & Apparel	L+475	1.0%	10/14/22	7,239	5,046	(2,193)
Gulf Finance, LLC(4)	Energy	L+525	1.0%	8/25/23	9,484	9,081	(403)
Inmar, Inc.	Software & Services	L+800	1.0%	5/1/25	14,775	14,812	37
Ivanti Software, Inc.	Software & Services	L+425	1.0%	1/20/24	7,493	7,479	(14)
Jazz Acquisition, Inc.(4)	Capital Goods	L+675	1.0%	6/19/22	2,513	2,369	(144)
LBM Borrower, LLC	Capital Goods	L+525	1.0%	8/20/22	5,386	5,426	40
LD Intermediate Holdings, Inc.	Software & Services	L+588	1.0%	12/9/22	8,888	9,307	419
LTI Holdings, Inc.	Materials	L+475	1.0%	5/16/24	9,900	9,900	—
McGraw-Hill Global Education Holdings, LLC	Media	L+400	1.0%	5/4/22	278	274	(4)
MORSCO, Inc.	Capital Goods	L+700	1.0%	10/31/23	9,480	9,949	469
Murray Energy Corp.(4)	Energy	L+725	1.0%	4/16/20	9,821	10,296	475

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

Underlying Loan(1)	Industry	Rate(2)	Floor	Maturity	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
National Surgical Hospitals, Inc.	Health Care Equipment & Services	L+350	1.0%	6/1/22	$6,826	$6,843	$17
Navistar, Inc.(3)	Capital Goods	L+400	1.0%	8/7/20	9,161	9,935	774
Neff Rental LLC(4)	Capital Goods	L+625	1.0%	6/9/21	8,996	10,714	1,718
New Arclin U.S. Holding Corp.	Materials	L+425	1.0%	2/14/24	7,814	7,932	118
P2 Upstream Acquisition Co.	Energy	L+400	1.3%	10/30/20	2,295	2,415	120
Spencer Gifts LLC	Retailing	L+425	1.0%	7/16/21	15,939	12,546	(3,393)
SRS Distribution Inc.	Capital Goods	L+425	1.0%	8/25/22	10,150	10,138	(12)
Strike, LLC(4)	Energy	L+800	1.0%	11/30/22	4,729	4,973	244
SunGard Availability Services Capital, Inc.(4)	Software & Services	L+500	1.0%	3/29/19	4,771	5,375	604
TierPoint, LLC	Software & Services	L+725	1.0%	5/5/25	6,930	7,061	131
TKC Holdings, Inc.	Retailing	L+800	1.0%	2/1/24	2,506	2,500	(6)
TravelCLICK, Inc.	Software & Services	L+775	1.0%	11/6/21	7,183	7,173	(10)
TTM Technologies, Inc.(3)	Technology Hardware & Equipment	L+425	1.0%	5/31/21	4,237	4,878	641
Weight Watchers International, Inc.(3)	Consumer Services	L+325	0.8%	4/2/20	30,928	35,340	4,412
Westbridge Technologies, Inc.	Software & Services	L+850	1.0%	4/28/23	6,860	6,895	35
Winebow Holdings, Inc.	Retailing	L+750	1.0%	1/2/22	4,878	4,519	(359)
York Risk Services Holding Corp.(4)	Insurance	L+375	1.0%	10/1/21	14,907	14,678	(229)

Total					$391,947	$398,079	6,132

		Total TRS Accrued Income and Liabilities:					2,873

			Total TRS Fair Value:				$9,005

(1)	Loan may be an obligation of one or more entities affiliated with the named company.

(2)	The variable rate securities underlying the TRS bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of June 30, 2017, three-month LIBOR was 1.30%.

(3)	The investment is not a qualifying asset under the 1940 Act. A BDC may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets.

(4)	Security is also held directly by the Company or one of its wholly-owned subsidiaries.

The following is a summary of the underlying loans subject to the TRS as of December 31, 2016:

Underlying Loan(1)	Industry	Rate(2)	Floor	Maturity	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Alison US LLC(3)	Capital Goods	L+425	1.0%	8/29/21	$7,264	$7,282	$18
Alison US LLC(3)	Capital Goods	L+850	1.0%	8/29/22	2,400	2,400	—
American Bath Group, LLC	Capital Goods	L+575	1.0%	9/30/23	3,352	3,487	135
American Bath Group, LLC	Capital Goods	L+975	1.0%	9/30/24	2,760	2,880	120
AqGen Ascensus, Inc.	Diversified Financials	L+450	1.0%	12/5/22	13,967	14,822	855
ATX Networks Corp.(3)	Technology Hardware & Equipment	L+600	1.0%	6/11/21	4,851	4,802	(49)
ATX Networks Corp.(3)	Technology Hardware & Equipment	L+600	1.0%	6/11/21	7,737	7,777	40
Avantor Performance Materials Holdings, Inc.	Materials	L+500	1.0%	6/21/22	22,721	23,297	576
BBB Industries US Holdings, Inc.	Automobiles & Components	L+500	1.0%	11/3/21	7,703	7,860	157
Caesars Entertainment Operating Co., Inc.(3)(4)	Consumer Services	L+575		3/1/17	7,097	8,266	1,169
Caesars Entertainment Operating Co., Inc.(3)(4)	Consumer Services	L+675		3/1/17	1,601	1,896	295
Caesars Entertainment Resort Properties, LLC	Consumer Services	L+600	1.0%	10/11/20	5,171	5,430	259
CDS U.S. Intermediate Holdings, Inc.(3)	Media	L+825	1.0%	7/10/23	8,865	8,752	(113)
CEVA Group Plc(3)	Transportation	L+550	1.0%	3/19/21	1,734	1,681	(53)

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

Underlying Loan(1)	Industry	Rate(2)	Floor	Maturity	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
CEVA Intercompany BV(3)	Transportation	L+550	1.0%	3/19/21	1,778	1,724	(54)
CEVA Logistics Canada, ULC(3)	Transportation	L+550	1.0%	3/19/21	307	297	(10)
CEVA Logistics U.S. Holdings, Inc.	Transportation	L+550	1.0%	3/19/21	2,453	2,378	(75)
Compuware Corp.	Software & Services	L+525	1.0%	12/15/21	11,172	11,813	641
Concordia Healthcare Corp.(3)	Pharmaceuticals, Biotechnology & Life Sciences	L+425	1.0%	10/21/21	8,452	6,937	(1,515)
Confie Seguros Holding II Co.(3)	Insurance	L+475	1.0%	4/19/22	6,930	7,023	93
Corner Investment PropCo, LLC	Consumer Services	L+975	1.3%	11/2/19	6,459	6,355	(104)
Dayton Superior Corp.	Materials	L+800	1.0%	11/15/21	11,317	11,696	379
Diamond Resorts International, Inc.	Consumer Services	L+600	1.0%	9/2/23	27,232	27,930	698
DTZ U.S. Borrower, LLC	Real Estate	L+825	1.0%	11/4/22	816	833	17
Engility Corp.(3)	Capital Goods	L+475	1.0%	8/14/23	5,381	5,485	104
FHC Health Systems, Inc.	Health Care Equipment & Services	L+400	1.0%	12/23/21	8,930	8,750	(180)
Forterra Finance, LLC(3)	Materials	L+350	1.0%	10/25/23	14,015	14,233	218
Gulf Finance, LLC	Energy	L+525	1.0%	8/25/23	9,676	10,000	324
Inmar, Inc.	Software & Services	L+700	1.0%	1/27/22	3,439	3,343	(96)
Jazz Acquisition, Inc.	Capital Goods	L+675	1.0%	6/19/22	2,512	2,079	(433)
Landslide Holdings, Inc.	Software & Services	L+450	1.0%	9/27/22	6,369	6,506	137
LBM Borrower, LLC	Capital Goods	L+525	1.0%	8/20/22	5,414	5,382	(32)
LD Intermediate Holdings, Inc.	Software & Services	L+588	1.0%	12/9/22	9,000	9,250	250
McGraw-Hill Global Education Holdings, LLC	Media	L+400	1.0%	5/4/22	1,476	1,484	8
MORSCO, Inc.	Capital Goods	L+700	1.0%	10/31/23	9,600	10,025	425
Murray Energy Corp.	Energy	L+725	1.0%	4/16/20	9,875	10,118	243
National Surgical Hospitals, Inc.	Health Care Equipment & Services	L+350	1.0%	6/1/22	6,861	6,895	34
Navistar, Inc.(3)	Capital Goods	L+550	1.0%	8/7/20	9,208	9,994	786
Neff Rental LLC	Capital Goods	L+625	1.0%	6/9/21	9,225	10,898	1,673
Nielsen & Bainbridge, LLC	Consumer Durables & Apparel	L+500	1.0%	8/15/20	8,620	8,610	(10)
P2 Upstream Acquisition Co.	Energy	L+400	1.0%	10/30/20	2,307	2,344	37
Panda Temple Power, LLC	Energy	L+625	1.0%	3/6/22	9,628	8,597	(1,031)
Payless Inc.	Retailing	L+400	1.0%	3/11/21	2,620	1,386	(1,234)
Printpack Holdings, Inc.	Materials	L+400	1.0%	7/26/23	3,947	3,992	45
QCP SNF East REIT, LLC(3)	Real Estate	L+525	1.0%	10/31/22	11,760	12,210	450
Spencer Gifts LLC	Retailing	L+425	1.0%	7/16/21	15,977	13,982	(1,995)
SRS Distribution Inc.	Capital Goods	L+425	1.0%	8/25/22	7,832	7,902	70
Strike, LLC	Energy	L+800	1.0%	11/30/22	4,850	4,925	75
SunGard Availability Services Capital, Inc.	Software & Services	L+500	1.0%	3/29/19	4,770	5,249	479
TierPoint, LLC	Software & Services	L+450	1.0%	12/2/21	4,435	4,539	104
TTM Technologies, Inc.(3)	Technology Hardware & Equipment	L+425	1.0%	5/31/21	11,450	12,834	1,384
Weight Watchers International, Inc.(3)	Consumer Services	L+325	0.8%	4/2/20	10,487	11,788	1,301
Winebow Holdings, Inc.	Retailing	L+750	1.0%	1/2/22	4,878	4,568	(310)

Total					$388,681	$394,986	6,305

		Total TRS Accrued Income and Liabilities:					5,098

			Total TRS Fair Value:				$11,403

(1)	Loan may be an obligation of one or more entities affiliated with the named company.

(2)	The variable rate securities underlying the TRS bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2016, three-month LIBOR was 1.00%.

(3)	The investment is not a qualifying asset under the 1940 Act. A BDC may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets.

(4)	Security is non-income producing.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

BNP Facility

On October 17, 2014, the Company’s wholly-owned, special-purpose financing subsidiary, Burholme Funding LLC, or Burholme Funding, entered into a committed facility arrangement and related transaction documents, or the BNP facility, with BNP Paribas Prime Brokerage, Inc., or BNPP, on behalf of itself and as agent for BNP Paribas, BNP Paribas Prime Brokerage International, Ltd. and BNPP PB, Inc., or, collectively, the BNPP Entities. The BNP facility was effected through a committed facility agreement by and between Burholme Funding and BNPP, or the committed facility agreement, a U.S. PB agreement by and between Burholme Funding and BNPP, and a special custody and pledge agreement by and among Burholme Funding, BNPP and State Street Bank and Trust Company, or State Street, as custodian, each dated as of October 17, 2014, and which are collectively referred to herein as the BNP financing agreements. The BNP facility has subsequently been amended from time to time, most recently pursuant to an amendment dated as of November 15, 2016, to, among other matters, increase the maximum commitment financing available to Burholme Funding under the BNP facility to $250,000 from $200,000. In addition, on August 29, 2016, Burholme Funding entered into an amendment to the BNP facility to, among other things, (i) increase the interest rate payable on borrowings under the committed facility agreement from three-month LIBOR plus 110 basis points to three-month LIBOR plus 125 basis points effective on and after January 2, 2017 and (ii) increase the commitment fee payable under the committed facility agreement from 55 basis points on all unused amounts to, effective on and after January 2, 2017, (a) 65 basis points on unused amounts so long as 75% or more of the facility amount under the committed facility agreement is utilized or (b) 85 basis points on unused amounts if less than 75% of the facility amount under the committed facility agreement is utilized.

The Company may contribute securities to Burholme Funding from time to time, subject to certain restrictions set forth in the committed facility agreement, and will retain a residual interest in any securities contributed through its ownership of Burholme Funding or will receive fair market value for any securities sold to Burholme Funding. Burholme Funding may purchase additional securities from various sources. Burholme Funding has appointed the Company to manage its portfolio of securities pursuant to the terms of an investment management agreement. Burholme Funding’s obligations to BNPP under the BNP facility are secured by a first priority security interest in substantially all of the assets of Burholme Funding, including its portfolio of securities. Such pledged portfolio of securities is held in a segregated custody account with State Street. The value of securities required to be pledged by Burholme Funding is determined in accordance with the margin requirements described in the BNP financing agreements. The obligations of Burholme Funding under the BNP facility are non-recourse to the Company, and the Company’s exposure under the BNP facility is limited to the value of its investment in Burholme Funding.

Prior to January 2, 2017 borrowings under the BNP facility accrued interest at a rate equal to three-month LIBOR plus 1.10% per annum and a non-usage fee in an amount equal to 0.55% was charged on unused commitments. On August 29, 2016, Burholme Funding entered into an amendment to the BNP facility which resulted in increases effective on and after January 2, 2017 to the (i) interest rate payable on borrowings to three month LIBOR plus 1.25% per annum and (ii) the commitment fee payable on all unused amounts to (a) 0.65% per annum on unused

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

amounts so long as 75% or more of the facility amount is utilized or (b) 0.85% per annum on unused amounts if less than 75% of the facility amount is utilized. Burholme Funding may terminate the committed facility agreement upon 270 days’ notice. Absent a default or facility termination event (or the ratings decline described in the following sentence), BNPP is required to provide Burholme Funding with 270 days’ notice prior to terminating or materially amending the committed facility agreement. BNPP has a cancellation right if BNP Paribas’ long-term credit rating declines three or more notches below its highest rating by any of S&P, Moody’s or Fitch Ratings, Inc., during the term of the BNP facility. Upon any such termination, BNPP is required to pay Burholme Funding a fee equal to 0.50% of the maximum amount of financing available on the termination date. Burholme Funding paid an arrangement fee and incurred certain other customary costs and expenses in connection with obtaining the BNP facility.

Under the terms of the BNP financing agreements, BNPP has the ability to borrow a portion of the pledged collateral, or collectively, the rehypothecated securities, subject to certain limits. Burholme Funding will receive a fee from BNPP in connection with any rehypothecated securities. Burholme Funding may designate any security within the pledged collateral as ineligible to be a rehypothecated security, provided there are eligible securities within the segregated custody account in an amount equal to the outstanding borrowings owed by Burholme Funding to BNPP. Burholme Funding may recall any rehypothecated security at any time, and BNPP must return such security or equivalent security within a commercially reasonable period. In the event BNPP does not return the security, Burholme Funding will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such unreturned rehypothecated security against any outstanding borrowings owed to BNPP under the BNP financing agreements. Rehypothecated securities are marked-to-market daily and if the value of all rehypothecated securities exceeds 100% of the outstanding borrowings owed by Burholme Funding under the BNP financing agreements, BNPP may either reduce the amount of rehypothecated securities to eliminate such excess or deposit into the segregated custody account an amount of cash equal to such excess. Burholme Funding will continue to receive interest and the scheduled repayment of principal balances on rehypothecated securities.

As of June 30, 2017 and December 31, 2016, $187,700 and $187,700, respectively, was outstanding under the BNP facility. The carrying amount outstanding under the BNP facility approximates its fair value. The Company incurred costs of $375 in connection with obtaining the facility, which the Company has recorded as deferred financing costs on the Company’s consolidated balance sheets and amortizes to interest expense over the life of the facility. As of June 30, 2017, $12 of such deferred financing costs had yet to been amortized to interest expense.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

For the three and six months ended June 30, 2017 and 2016, the components of total interest expense for the BNP facility were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Direct interest expense	$1,163	$608	$2,252	$1,228
Non-usage fees	102	86	203	166
Amortization of deferred financing costs	25	—	50	—

Total interest expense	$1,290	$694	$2,505	$1,394

For the six months ended June 30, 2017 and 2016, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the BNP facility were as follows:

	Six Months Ended June 30,
	2017	2016
Cash paid for interest expense	$2,388	$1,397
Average borrowings under the facility	$187,700	$139,955
Effective interest rate on borrowings (including the effect of non-usage fees)	2.76%	2.00%
Weighted average interest rate (including the effect of non-usage fees)(1)	2.60%	1.97%

(1)	The weighted average interest rate presented for periods of less than one year is annualized.

Borrowings of Burholme Funding will be considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

Deutsche Bank Credit Facility

On December 2, 2014, the Company’s wholly-owned, special-purpose financing subsidiary, Dunlap Funding LLC, or Dunlap Funding, entered into a revolving credit facility, or the Deutsche Bank AG, New York Branch, or Deutsche Bank, credit facility, with Deutsche Bank, as administrative agent, each of the lenders and other agents from time to time party thereto, and Wells Fargo Bank, National Association, as the collateral agent and collateral custodian under the Deutsche Bank credit facility, which has subsequently been amended from time to time to, among other matters, (i) increase the aggregate principal amount of available borrowings to $350,000 on a committed basis and (ii) extend the term of the facility to September 22, 2019.

The Company may contribute assets to Dunlap Funding from time to time and will retain a residual interest in any assets contributed through its ownership of Dunlap Funding or will receive fair market value for any assets sold to Dunlap Funding. Dunlap Funding may purchase additional assets from various sources. Dunlap Funding has appointed the Company to manage its portfolio of assets pursuant to the terms of an investment management agreement. Dunlap

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

Funding’s obligations to Deutsche Bank under the Deutsche Bank credit facility are secured by a first priority security interest in substantially all of the assets of Dunlap Funding, including its portfolio of assets. The obligations of Dunlap Funding under the Deutsche Bank credit facility are non-recourse to the Company, and the Company’s exposure under the Deutsche Bank credit facility is limited to the value of its investment in Dunlap Funding.

Pricing under the Deutsche Bank credit facility is based on LIBOR for a three-month interest period (for each committed lender) or the commercial paper rate of each conduit lender, plus, in each case, a spread of 2.25% per annum. Interest is payable quarterly in arrears. Dunlap Funding will be subject to a non-usage fee of 0.50% per annum to the extent the aggregate principal amount available under the Deutsche Bank credit facility has not been borrowed. In addition, Dunlap Funding is subject to (i) a make-whole fee on a quarterly basis effectively equal to a portion of the spread that would have been payable if the full amount under the Deutsche Bank credit facility had been borrowed, less the non-usage fee accrued during such quarter and (ii) an administration fee. Any amounts borrowed under the Deutsche Bank credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable on September 22, 2019. Dunlap Funding paid a structuring fee and incurred certain other customary costs and expenses in connection with obtaining the Deutsche Bank credit facility.

As of June 30, 2017 and December 31, 2016, $350,000 and $240,000, respectively, was outstanding under the Deutsche Bank credit facility. The carrying amount outstanding under the Deutsche Bank credit facility approximates its fair value. The Company incurred costs of $3,438 in connection with obtaining the facility, which the Company has recorded as deferred financing costs on the Company’s consolidated balance sheets and amortizes to interest expense over the life of the facility. As of June 30, 2017, $1,621 of such deferred financing costs had yet to be amortized to interest expense.

For the three and six months ended June 30, 2017 and 2016, the components of total interest expense for the Deutsche Bank credit facility were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Direct interest expense	$3,101	$2,136	$5,328	$3,934
Non-usage and administration fees	23	—	130	—
Amortization of deferred financing costs	233	187	458	373

Total interest expense	$3,357	$2,323	$5,916	$4,307

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

For the six months ended June 30, 2017 and 2016, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Deutsche Bank credit facility were as follows:

	Six Months Ended June 30,
	2017	2016
Cash paid for interest expense	$4,509	$3,710
Average borrowings under the facility	$292,040	$250,000
Effective interest rate on borrowings (including the effect of non-usage and administration fees)	3.52%	3.12%
Weighted average interest rate (including the effect of non-usage and administration fees)(1)	3.72%	3.11%

(1)	The weighted average interest rate presented for periods of less than one year is annualized.

Borrowings of Dunlap Funding will be considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

JPM Credit Facility

On May 8, 2015, the Company’s wholly-owned, special purpose financing subsidiary, Jefferson Square Funding LLC, or Jefferson Square Funding, entered into a senior secured term loan credit facility, or the JPM credit facility, with JP Morgan Chase Bank, National Association, or JPM, as administrative agent, each of the lenders from time to time party thereto, Citibank, as collateral agent, and Virtus Group, LP as collateral administrator. On March 1, 2016, Jefferson Square Funding entered into an amendment with JPM to (i) increase the aggregate principal amount of advances by $50,000 to $350,000, plus an option, with the consent of Jefferson Square Funding, JPM, as administrative agent, and the lenders at the time, to further increase the aggregate principal amount of advances by an additional $50,000 prior to April 30, 2016 and (ii) increase the applicable interest rate from LIBOR for each three-month interest period plus 2.50% to LIBOR for each three-month interest period plus 2.69%. On April 28, 2016, Jefferson Square Funding exercised its option, with the necessary consents, to increase the aggregate principal amount of advances to $400,000.

The Company may contribute cash, loans or bonds to Jefferson Square Funding from time to time, subject to certain restrictions set forth in the JPM credit facility, and will retain a residual interest in any assets contributed through its ownership of Jefferson Square Funding or will receive fair market value for any assets sold to Jefferson Square Funding. Jefferson Square Funding may purchase additional assets from various sources. Jefferson Square Funding has appointed the Company to manage its portfolio of assets pursuant to the terms of an investment management agreement. Jefferson Square Funding’s obligations to JPM under the JPM credit facility are secured by a first priority security interest in substantially all of the assets of Jefferson Square Funding, including its portfolio of assets. The obligations of Jefferson Square Funding under the JPM credit facility are non-recourse to the Company, and the Company’s exposure under the JPM credit facility is limited to the value of the Company’s investment in Jefferson Square Funding.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

Borrowings under the JPM credit facility accrued interest at a rate equal to three-month LIBOR plus 2.69% per annum as of June 30, 2017. Interest is payable in arrears beginning on October 25, 2015 and each quarter thereafter. Between September 8, 2015 and November 10, 2015, Jefferson Square Funding was subject to a non-usage fee of 1.00% per annum to the extent the aggregate principal amount available under the JPM credit facility had not been borrowed. Any amounts borrowed under the JPM credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on May 8, 2019.

As of June 30, 2017 and December 31, 2016, $400,000 and $400,000, respectively, was outstanding under the JPM credit facility. The carrying amount outstanding under the JPM credit facility approximates its fair value. The Company incurred costs of $477 in connection with obtaining the JPM credit facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the JPM credit facility. As of June 30, 2017, $268 of such deferred financing costs had yet to be amortized to interest expense.

For the three and six months ended June 30, 2017 and 2016, the components of total interest expense for the JPM credit facility were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Direct interest expense	$3,752	$3,229	$7,442	$5,753
Amortization of deferred financing costs	37	31	72	45

Total interest expense	$3,789	$3,260	$7,514	$5,798

For the six months ended June 30, 2017 and 2016, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the JPM credit facility were as follows:

	Six Months Ended June 30,
	2017	2016
Cash paid for interest expense	$7,319	$4,749
Average borrowings under the facility	$400,000	$351,099
Effective interest rate on borrowings	3.71%	3.32%
Weighted average interest rate(1)	3.70%	3.24%

(1)	The weighted average interest rate presented for periods of less than one year is annualized.

Borrowings of Jefferson Square Funding will be considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

Goldman Facility

On June 18, 2015, the Company, through its two wholly-owned, special-purpose financing subsidiaries, Germantown Funding LLC, or Germantown Funding, and Society Hill Funding LLC, or Society Hill Funding, entered into a debt financing arrangement with Goldman Sachs Bank USA, or Goldman, pursuant to which up to $300,000 is available to the Company. The Company elected to structure the financing in the manner described more fully below in order to, among other things, obtain such financing at a lower cost than would be available through alternative arrangements.

The Company may sell and/or contribute assets to Germantown Funding from time to time pursuant to an amended and restated sale and contribution agreement, dated as of June 18, 2015, between the Company and Germantown Funding, or the sale and contribution agreement. The assets held by Germantown Funding secure the obligations of Germantown Funding under floating rate notes, or the notes issued from time to time by Germantown Funding to Society Hill Funding pursuant to an indenture, dated as of June 18, 2015, with Citibank, as trustee, or the indenture. Pursuant to the indenture, the aggregate principal amount of notes that may be issued by Germantown Funding from time to time is $500,000. Society Hill Funding has purchased the notes issued by Germantown Funding from time to time at a purchase price equal to their par value.

Interest on the notes under the indenture will accrue at three-month LIBOR plus a spread of 4.00% per annum. Principal and any unpaid interest on the notes will be due and payable on the stated maturity date of October 15, 2027.

Society Hill Funding, in turn, has entered into a repurchase transaction with Goldman, pursuant to the terms of a master repurchase agreement and the related annex and master confirmation thereto, each dated as of June 18, 2015 and effective as of July 15, 2015, or collectively, the Goldman facility. Pursuant to the Goldman facility, from time to time, Goldman has purchased notes held by Society Hill Funding for an aggregate purchase price equal to 60% of the principal amount of notes purchased. Subject to certain conditions, the maximum principal amount of notes that may be purchased under the Goldman facility is $500,000. Accordingly, the aggregate maximum amount made available under the Goldman facility will not exceed $300,000.

Society Hill Funding will repurchase the notes sold to Goldman under the Goldman facility no later than July 15, 2019. The repurchase price paid by Society Hill Funding to Goldman will be equal to the purchase price paid by Goldman for the repurchased notes, plus financing fees accrued at the applicable pricing rate under the Goldman facility. Up until November 15, 2015, financing fees were accrued on the aggregate purchase price paid by Goldman for such notes. Thereafter, financing fees have accrued, and will continue to accrue, on $300,000 (even if the aggregate purchase price paid for notes purchased by Goldman at that time is less than that amount), unless and until the outstanding amount is reduced in accordance with the terms of the Goldman facility. If the Goldman facility is accelerated prior to July 15, 2019 due to an event of default or the failure of Germantown Funding to commit to sell any underlying assets that become defaulted obligations within 30 days, then Society Hill Funding must pay to Goldman a fee equal to the present value of the aggregate amount of the financing fees that would have

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

been payable to Goldman from the date of acceleration through July 15, 2019 had the acceleration not occurred. The financing fee under the Goldman facility is equal to three-month LIBOR plus a spread of up to 2.50% per annum for the relevant period.

Goldman may require Society Hill Funding to post cash collateral if the market value of the notes (measured by reference to the market value of Germantown Funding’s portfolio of assets), together with any posted cash collateral, is less than the required margin amount under the Goldman facility; provided, however, that Society Hill Funding will not be required to post cash collateral with Goldman until such market value has declined at least 10% from the initial market value of the notes. In addition, if the market value of any underlying asset held in Germantown Funding’s portfolio of assets is less than 70% of the initial market value of such underlying asset, Goldman may require Society Hill Funding to post additional cash collateral in an amount equal to 15% of the outstanding principal balance of such underlying asset. In each such event, in order to satisfy these requirements, Society Hill Funding intends to borrow funds from the Company pursuant to an uncommitted revolving credit agreement, dated as of June 18, 2015, between Society Hill Funding, as borrower, and the Company, as lender, or the revolving credit agreement. The Company may, in its sole discretion, make such loans from time to time to Society Hill Funding pursuant to the terms of the revolving credit agreement. Borrowings under the revolving credit agreement may not exceed $300,000 and will accrue interest at a rate equal to one-month LIBOR plus a spread of 0.75% per annum.

As of June 30, 2017 and December 31, 2016, notes in an aggregate principal amount of $500,000 and $500,000, respectively, had been purchased by Society Hill Funding from Germantown Funding and subsequently sold to Goldman under the Goldman facility for aggregate proceeds of $300,000 and $300,000, respectively. The carrying amount outstanding under the Goldman facility approximates its fair value. The Company funded each purchase of the notes by Society Hill Funding through a capital contribution to Society Hill Funding. As of June 30, 2017 and December 31, 2016, Society Hill Funding’s liability under the Goldman facility was $300,000 and $300,000, respectively, plus $2,256 and $2,141, respectively, of accrued interest expense. The notes issued by Germantown Funding and purchased by Society Hill Funding eliminate in consolidation on the Company’s financial statements.

As of June 30, 2017 and December 31, 2016, the fair value of assets held by Germantown Funding was $630,078 and $610,741, respectively.

The Company incurred costs of $1,590 in connection with obtaining the Goldman facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the Goldman facility. As of June 30, 2017, $812 of such deferred financing costs had yet to be amortized to interest expense.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

For the three and six months ended June 30, 2017 and 2016, the components of total interest expense for the Goldman facility were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Direct interest expense	$2,756	$2,371	$5,379	$4,624
Amortization of deferred financing costs	99	99	197	198

Total interest expense	$2,855	$2,470	$5,576	$4,822

For the six months ended June 30, 2017 and 2016, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Goldman facility were as follows:

	Six Months Ended June 30,
	2017	2016
Cash paid for interest expense(1)	$5,263	$4,331
Average borrowings under the facility	$300,000	$293,769
Effective interest rate on borrowings	3.66%	3.13%
Weighted average interest rate(1)	3.57%	3.11%

(1)	Interest under the Goldman facility is payable quarterly in arrears and commenced on January 15, 2016. The weighted average interest rate presented for periods of less than one year is annualized.

Borrowings under the Goldman facility will be considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

Capital One Credit Facility

On August 13, 2015, the Company’s wholly-owned, special purpose financing subsidiary, Chestnut Hill Funding LLC or Chestnut Hill Funding, entered into a revolving credit facility, or the Capital One credit facility, with Capital One, National Association, or Capital One, as administrative agent, hedge counterparty, lead arranger and sole bookrunner, each of the conduit lenders and institutional lenders from time to time party thereto, and Wells Fargo Bank, National Association, as collateral agent, account bank and collateral custodian under the Capital One credit facility. The Capital One credit facility provides for borrowings in an aggregate principal amount up to $150,000 on a committed basis.

The Company may contribute cash or loans to Chestnut Hill Funding from time to time and will retain a residual interest in any assets contributed through its ownership of Chestnut Hill Funding or will receive fair market value for any assets sold to Chestnut Hill Funding. Chestnut Hill Funding may purchase additional assets from various sources. Chestnut Hill Funding has appointed the Company to manage its portfolio of assets pursuant to the terms of a collateral management agreement. Chestnut Hill Funding’s obligations to Capital One under the Capital

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

One credit facility are secured by a first priority security interest in substantially all of the assets of Chestnut Hill Funding, including its portfolio of assets. The obligations of Chestnut Hill Funding under the Capital One credit facility are non-recourse to the Company, and the Company’s exposure under the Capital One credit facility is limited to the value of the Company’s investment in Chestnut Hill Funding.

Borrowings under the Capital One credit facility accrue interest at a rate equal to LIBOR for each one-month, two-month or three-month interest period, as elected by Chestnut Hill Funding, in each case plus an applicable spread ranging between 1.75% and 2.50% per annum, depending on the composition of the portfolio of assets for the relevant period. Interest is payable quarterly in arrears. Chestnut Hill Funding is subject to (a) a non-usage fee to the extent it has not borrowed the aggregate principal amount available under the Capital One credit facility and (b) beginning February 13, 2016, a make-whole fee to the extent it has borrowed less than 60% of the aggregate principal amount available under the Capital One credit facility. Any amounts borrowed under the Capital One credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on August 13, 2020.

As of June 30, 2017 and December 31, 2016, $150,000 and $150,000, respectively, was outstanding under the Capital One credit facility. The carrying amount outstanding under the Capital One credit facility approximates its fair value. The Company incurred costs of $1,382 in connection with obtaining the Capital One credit facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the Capital One credit facility. As of June 30, 2017, $863 of such deferred financing costs had yet to be amortized to interest expense.

For the three and six months ended June 30, 2017 and 2016, the components of total interest expense for the Capital One credit facility were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Direct interest expense	$1,364	$1,132	$2,659	$1,901
Non-usage and administration fees	37	6	75	52
Amortization of deferred financing costs	69	69	137	138

Total interest expense	$1,470	$1,207	$2,871	$2,091

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

For the six months ended June 30, 2017 and 2016, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Capital One credit facility were as follows:

	Six Months Ended June 30,
	2017	2016
Cash paid for interest expense(1)	$2,634	$1,418
Average borrowings under the facility	$150,000	$122,676
Effective interest rate on borrowings (including the effect of non-usage and administration fees)	3.63%	3.05%
Weighted average interest rate (including the effect of non-usage and administration fees)(1)	3.63%	3.15%

(1)	Interest under the Capital One credit facility is payable quarterly in arrears and commenced on January 15, 2016. The weighted average interest rate presented for periods of less than one year is annualized.

Borrowings of Chestnut Hill Funding will be considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

Partial Loan Sale

Certain partial loan sales do not qualify for sale accounting under ASC Topic 860 because these sales do not meet the definition of a participating interest, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain as an investment on the consolidated balance sheets and the portion sold is recorded as a secured borrowing in the liabilities section of the consolidated balance sheets. For these partial loan sales, the interest earned on the entire loan balance is recorded within interest income and the interest earned by the buyer in the partial loan sale is recorded within interest expense in the consolidated statements of operations.

As of June 30, 2017 and December 31, 2016, the Company recognized a secured borrowing at fair value of $14,103 and $14,040, respectively, and the fair value of the loan that is associated with the secured borrowing was $73,515 and $73,095, respectively. The secured borrowing was the result of the Company’s completion of a partial sale of a senior secured loan associated with one portfolio company that did not meet the definition of a participating interest. As a result, sale treatment was not allowed and the partial loan sale was treated as a secured borrowing.

During the six months ended June 30, 2017, there were no new partial loan sales, fundings on revolving and delayed draw secured borrowings or repayments on secured borrowings.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

For the three and six months ended June 30, 2017 and 2016, the components of total interest expense for the secured borrowing were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Direct interest expense	$198	—	$390	—
Amortization of discount	7	—	14	—

Total interest expense	$205	—	$404	—

For the six months ended June 30, 2017 and 2016, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the secured borrowing were as follows:

	Six Months Ended June 30,
	2017	2016
Cash paid for interest expense(1)	$386	—
Average secured borrowing	$13,929	—
Effective interest rate on secured borrowing	5.67%	—
Weighted average interest rate(1)	5.57%	—

(1)	Interest under the secured borrowing is paid quarterly in arrears. The weighted average interest rate presented for periods of less than one year is annualized.

Note 9. Commitments and Contingencies

The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. Management of FSIC III Advisor has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material effect upon its financial condition or results of operations.

See Note 4 for a discussion of the Company’s commitments to FSIC III Advisor and its affiliates (including FS Investments) and Note 6 for a discussion of the Company’s unfunded commitments.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Financial Highlights

The following is a schedule of financial highlights of the Company for the six months ended June 30, 2017 and the year ended December 31, 2016:

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Per Share Data:(1)
Net asset value, beginning of period	$8.53	$7.85
Results of operations(2)
Net investment income	0.34	0.65
Net realized and unrealized appreciation (depreciation) on investments, total return swap and secured borrowing and gain (loss) on foreign currency	0.01	0.72

Net increase (decrease) in net assets resulting from operations	0.35	1.37

Stockholder distributions(3)
Distributions from net investment income	(0.35)	(0.70)

Net decrease in net assets resulting from stockholder distributions	(0.35)	(0.70)

Capital share transactions
Issuance of common stock(4)	0.01	0.01
Repurchases of common stock(5)	—	—

Net increase in net assets resulting from capital share transactions	0.01	0.01

Net asset value, end of period	$8.54	$8.53

Shares outstanding, end of period	284,319,489	272,354,014

Total return(6)	4.25%	18.31%

Total return (without assuming reinvestment of distributions)(7)	4.22%	17.58%

Ratio/Supplemental Data:
Net assets, end of period	$2,428,388	$2,323,940

Ratio of net investment income to average net assets(8)	7.88%	8.00%

Ratio of operating expenses and excise taxes to average net assets(8)	7.53%	7.51%

Ratio of net operating expenses and excise taxes to average net assets(8)	7.17%	7.51%

Portfolio turnover(9)	18.22%	37.52%

Total amount of senior securities outstanding, exclusive of treasury securities	$1,696,675	$1,585,659

Asset coverage per unit(10)	2.43	2.47

(1)	Per share data may be rounded in order to recompute the ending net asset value per share.

(2)	The per share data was derived by using the weighted average shares outstanding during the applicable period.

(3)	The per share data for distributions reflects the actual amount of distributions paid per share during the applicable period.

(4)	The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock in the Company’s continuous public offering and pursuant to the Company’s distribution reinvestment plan. The issuance of common stock at an offering price, net of selling commissions and dealer manager fees, that is greater than the net asset value per share results in an increase in net asset value per share.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Financial Highlights (continued)

(5)	The per share impact of the Company’s repurchases of common stock to net asset value is less than $0.01 per share during each period.

(6)	The total return for each period presented was calculated based on the change in net asset value during the applicable period, including the impact of distributions reinvested in accordance with the Company’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of shares of the Company’s common stock. The total return includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. The historical calculation of total return in the table should not be considered a representation of the Company’s future total return, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Company’s investment portfolio during the applicable period and do not represent an actual return to stockholders.

(7)	The total return (without assuming reinvestment of distributions) for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share which were declared during the applicable period and dividing the total by the net asset value per share at the beginning of the applicable period. The total return (without assuming reinvestment of distributions) does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of shares of the Company’s common stock. The total return (without assuming reinvestment of distributions) includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. The historical calculation of total return (without assuming reinvestment of distributions) in the table should not be considered a representation of the Company’s future total return (without assuming reinvestment of distributions) which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return (without assuming reinvestment of distributions) on the Company’s investment portfolio during the applicable period and do not represent an actual return to stockholders.

(8)	Weighted average net assets during the applicable period are used for this calculation. Ratios for the six months ended June 30, 2017 are annualized. Annualized ratios for the six months ended June 30, 2017 are not necessarily indicative of the ratios that may be expected for the year ending December 31, 2017. The following is a schedule of supplemental ratios for the six months ended June 30, 2017 and the year ended December 31, 2016:

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Ratio of subordinated income incentive fees to average net assets	1.78%	1.87%
Ratio of interest expense to average net assets	2.08%	1.87%
Ratio of offering costs to average net assets	0.08%	0.06%
Ratio of excise taxes to average net assets	—	0.01%

(9)	Portfolio turnover for the six months ended June 30, 2017 is not annualized.

(10)	Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets, less liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

Our management is responsible for establishing and maintaining adequate internal control over financial reporting. In connection with the preparation of our annual financial statements, management has conducted an assessment of the effectiveness of our internal control over financial reporting based on the framework set forth in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013 (“COSO”). Management’s assessment included an evaluation of the design of our internal control over financial reporting and testing of the operational effectiveness of those controls. Based on this evaluation, we have concluded that, as of December 31, 2016, our internal control over financial reporting was effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Our internal control over financial reporting as of December 31, 2016 has been audited by our independent registered public accounting firm.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

FS Investment Corporation III

Philadelphia, Pennsylvania

We have audited FS Investment Corporation III’s internal control over financial reporting as of December 31, 2016, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013. FS Investment Corporation III’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management’s Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (a) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (b) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (c) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, FS Investment Corporation III maintained, in all material respects, effective internal control over financial reporting as of December 31, 2016, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheets of FS Investment Corporation III, including the consolidated schedules of investments as of December 31, 2016 and 2015, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2016 and our report dated March 10, 2017 expressed an unqualified opinion.

/s/ RSM US LLP

Blue Bell, Pennsylvania

March 10, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

FS Investment Corporation III

Philadelphia, Pennsylvania

We have audited the accompanying consolidated balance sheets, including the consolidated schedules of investments, of FS Investment Corporation III (the “Company”), as of December 31, 2016 and 2015, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2016. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016 and 2015 by correspondence with the brokers, or by other appropriate auditing procedures where replies from custodians and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of FS Investment Corporation III as of December 31, 2016 and 2015, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2016, in conformity with U.S. generally accepted accounting principles.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), FS Investment Corporation III’s internal control over financial reporting as of December 31, 2016, based on the criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013, and our report dated March 10, 2017 expressed an unqualified opinion on the effectiveness of FS Investment Corporation III’s internal control over financial reporting.

/s/ RSM US LLP

Blue Bell, Pennsylvania

March 10, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

FS Investment Corporation III

Philadelphia, Pennsylvania

Our audits of the consolidated financial statements and internal control over financial reporting referred to in our reports dated March 10, 2017 also included an audit of the senior securities table as of December 31, 2016 of FS Investment Corporation III. This table is the responsibility of FS Investment Corporation III’s management. Our responsibility is to express an opinion based on our audits of the consolidated financial statements.

In our opinion, the senior securities table, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

/s/ RSM US LLP

Blue Bell, Pennsylvania

March 27, 2017

FS Investment Corporation III

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	December 31,
	2016	2015
Assets
Investments, at fair value
Non-controlled/unaffiliated investments (amortized cost—$3,145,895 and $2,934,525, respectively)	$3,134,721	$2,744,630
Non-controlled/affiliated investments (amortized cost—$103,246 and $0, respectively)	108,589	—

Total investments, at fair value (amortized cost—$3,249,141 and $2,934,525, respectively)	3,243,310	2,744,630
Cash	249,862	142,393
Due from counterparty	118,000	118,000
Receivable for investments sold and repaid	5,228	3,696
Interest receivable	29,501	22,451
Receivable for common stock purchased	—	20,189
Deferred financing costs	2,641	3,591
Deferred offering costs	977	—
Receivable due on total return swap(1)	1,817	1,830
Prepaid expenses and other assets	—	173
Unrealized appreciation on total return swap(1)	11,403	—

Total assets	$3,662,739	$3,056,953

Liabilities
Unrealized depreciation on total return swap(1)	$—	$25,927
Payable for investments purchased	4,850	7,546
Repurchase agreement payable (net of deferred financing costs of $1,009 and $1,408, respectively)(2)	298,991	287,792
Credit facilities payable (net of deferred financing costs of $340 and $125, respectively)	977,360	800,330
Secured borrowing, at fair value (proceeds of $13,801 and $0, respectively)(3)	14,040	—
Stockholder distributions payable	—	88
Management fees payable	17,823	14,011
Subordinated income incentive fees payable(4)	12,323	11,825
Expense recoupment payable to sponsor(5)	—	218
Administrative services expense payable	632	755
Interest payable	8,586	5,753
Directors’ fees payable	243	207
Other accrued expenses and liabilities	3,951	7,459

Total liabilities	1,338,799	1,161,911

Commitments and contingencies(6)	—	—

Stockholders’ equity
Preferred stock, $0.001 par value, 50,000,000 shares authorized, none issued and outstanding	—	—
Common stock, $0.001 par value, 550,000,000 shares authorized, 272,354,014 and 241,270,590 shares issued and outstanding, respectively	272	241
Capital in excess of par value	2,376,143	2,128,529
Accumulated net realized losses on investments and total return swap(7)	(61,526)	(24,135)
Accumulated undistributed (distributions in excess of) net investment income(7)	3,718	6,229
Net unrealized appreciation (depreciation) on investments, total return swap and secured borrowing	5,333	(215,822)

Total stockholders’ equity	2,323,940	1,895,042

Total liabilities and stockholders’ equity	$3,662,739	$3,056,953

Net asset value per share of common stock at year end	$8.53	$7.85

(1)	See Note 8 for a discussion of the Company’s total return swap agreement.

(2)	See Note 8 for a discussion of the Company’s repurchase transaction.

(3)	See Note 8 for a discussion of the Company’s secured borrowing.

(4)	See Note 2 and Note 4 for a discussion of the methodology employed by the Company in calculating the subordinated income incentive fees.

(5)	See Note 4 for a discussion of expense reimbursements paid to the Company by its investment adviser and affiliates and recoupment of such amounts paid by the Company to its investment adviser and affiliates.

(6)	See Note 9 for a discussion of the Company’s commitments and contingencies.

(7)	See Note 5 for a discussion of the sources of distributions paid by the Company.

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	Year Ended December 31,
	2016	2015	2014
Investment income
From non-controlled/unaffiliated investments:
Interest income	$295,811	$160,967	$17,639
Fee income	30,888	34,227	7,416
Dividend income	—	55	—
From non-controlled/affiliated investments:
Interest income	1,929	—	—
Fee income	393	—	—

Total investment income	329,021	195,249	25,055

Operating expenses
Management fees	67,573	39,493	6,323
Subordinated income incentive fees(1)	39,754	20,222	—
Administrative services expenses	2,922	2,045	435
Stock transfer agent fees	1,613	1,532	522
Accounting and administrative fees	1,019	691	136
Organization costs	—	—	64
Interest expense	39,584	13,746	371
Directors’ fees	1,010	822	305
Offering costs	1,273	—	—
Other general and administrative expenses	4,297	2,767	1,374

Operating expenses	159,045	81,318	9,530
Less: Expense reimbursement from sponsor(2)	—	—	(3,469)
Add: Expense recoupment to sponsor(2)	—	3,469	—

Total operating expenses	159,045	84,787	6,061

Net investment income before taxes	169,976	110,462	18,994
Excise taxes	281	95	—

Net investment income	169,695	110,367	18,994

Realized and unrealized gain/loss
Net realized gain (loss) on investments:
Non-controlled/unaffiliated investments	(50,870)	(24,122)	170
Non-controlled/affiliated investments	3,721	—	—
Net realized gain (loss) on total return swap(3)	15,785	14,561	1,944
Net change in unrealized appreciation (depreciation) on investments:
Non-controlled/unaffiliated investments	178,721	(167,011)	(22,884)
Non-controlled/affiliated investments	5,343	—	—
Net change in unrealized appreciation (depreciation) on total return swap(3)	37,330	(20,559)	(5,368)
Net change in unrealized appreciation (depreciation) on secured borrowing(4)	(239)	—	—

Total net realized and unrealized gain (loss) on investments	189,791	(197,131)	(26,138)

Net increase (decrease) in net assets resulting from operations	$359,486	$(86,764)	$(7,144)

Per share information—basic and diluted
Net increase (decrease) in net assets resulting from operations (Earnings per share)	$1.37	$(0.51)	$(0.23)

Weighted average shares outstanding	261,901,989	170,395,623	31,450,610

(1)	See Note 2 and Note 4 for a discussion of the methodology employed by the Company in calculating the subordinated income incentive fees.

(2)	See Note 4 for a discussion of expense reimbursements paid to the Company by its investment adviser and affiliates and recoupment of such amounts paid by the Company to its investment adviser and affiliates.

(3)	See Note 8 for a discussion of the Company’s total return swap agreement.

(4)	See Note 8 for a discussion of the Company’s secured borrowing.

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Statements of Changes in Net Assets

(in thousands)

	Year Ended December 31,
	2016	2015	2014
Operations
Net investment income	$169,695	$110,367	$18,994
Net realized gain (loss) on investments and total return swap(1)	(31,364)	(9,561)	2,114
Net change in unrealized appreciation (depreciation) on investments	184,064	(167,011)	(22,884)
Net change in unrealized appreciation (depreciation) on total return swap(1)	37,330	(20,559)	(5,368)
Net change in unrealized appreciation (depreciation) on secured borrowing(2)	(239)	—	—

Net increase (decrease) in net assets resulting from operations	359,486	(86,764)	(7,144)

Stockholder distributions(3)
Distributions from net investment income	(183,009)	(118,228)	(21,439)
Distributions from net realized gain on investments	—	—	(87)

Net decrease in net assets resulting from stockholder distributions	(183,009)	(118,228)	(21,526)

Capital share transactions(4)
Issuance of common stock	193,812	1,206,250	866,057
Reinvestment of stockholder distributions	96,669	63,285	11,313
Repurchases of common stock	(38,060)	(5,878)	(36)
Offering costs	—	(6,200)	(4,479)
Payments to investment adviser for organization and offering costs(5)	—	—	(3,801)
Capital contributions of investment adviser	—	—	1,993

Net increase in net assets resulting from capital share transactions	252,421	1,257,457	871,047

Total increase in net assets	428,898	1,052,465	842,377
Net assets at beginning of year	1,895,042	842,577	200

Net assets at end of year	$2,323,940	$1,895,042	$842,577

Accumulated undistributed (distributions in excess of) net investment income(3)	$3,718	$6,229	$(599)

(1)	See Note 8 for a discussion of the Company’s total return swap agreement.

(2)	See Note 8 for a discussion of the Company’s secured borrowing.

(3)	See Note 5 for a discussion of the sources of distributions paid by the Company.

(4)	See Note 3 for a discussion of the Company’s capital share transactions.

(5)	See Note 4 for a discussion of reimbursements paid by the Company to its investment adviser and affiliates.

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Statements of Cash Flows

(in thousands)

	Year Ended December 31,
	2016	2015	2014
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$359,486	$(86,764)	$(7,144)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(1,446,810)	(2,647,079)	(797,312)
Paid-in-kind interest	(17,562)	(2,977)	(10)
Proceeds from sales and repayments of investments	1,114,038	419,262	79,229
Net realized (gain) loss on investments	47,149	24,122	(170)
Net change in unrealized (appreciation) depreciation on investments	(184,064)	167,011	22,884
Net change in unrealized (appreciation) depreciation on total return swap(1)	(37,330)	20,559	5,368
Net change in unrealized appreciation (depreciation) on secured borrowing(2)	239	—	—
Accretion of discount	(11,431)	(9,164)	(426)
Organization costs	—	—	64
Amortization of deferred financing costs	1,569	1,152	63
Amortization of deferred offering costs	1,273	—	—
(Increase) decrease in due from counterparty	—	(32,500)	(85,500)
(Increase) decrease in receivable for investments sold and repaid	(1,532)	(3,683)	(13)
(Increase) decrease in expense reimbursement due from sponsor(3)	—	598	(598)
(Increase) decrease in interest receivable	(7,050)	(10,360)	(12,091)
(Increase) decrease in receivable due on total return swap(1)	13	(420)	(1,410)
(Increase) decrease in prepaid expenses and other assets	173	(173)	—
Increase (decrease) in payable for investments purchased	(2,696)	(49,977)	57,523
Increase (decrease) in management fees payable	3,812	10,247	3,764
Increase (decrease) in subordinated income incentive fees payable	498	11,825	—
Increase (decrease) in expense recoupment payable to sponsor(3)	(218)	218	—
Increase (decrease) in administrative services expense payable	(123)	552	203
Increase (decrease) in interest payable	2,833	5,504	249
Increase (decrease) in directors’ fees payable	36	53	154
Increase (decrease) in other accrued expenses and liabilities	(3,508)	6,221	1,238

Net cash used in operating activities	(181,205)	(2,175,773)	(733,935)

Cash flows from financing activities
Issuance of common stock	214,001	1,208,200	843,918
Reinvestment of stockholder distributions	96,669	63,285	11,313
Repurchases of common stock	(38,060)	(5,878)	(36)
Offering costs incurred	(2,250)	(6,200)	(2,550)
Payments to investment adviser for organization and offering costs(4)	—	—	(3,801)
Stockholder distributions	(183,097)	(118,230)	(21,436)
Borrowings under credit facilities(5)	245,300	688,355	112,100
Borrowings under repurchase agreement(6)	10,800	289,200	—
Proceeds from secured borrowing(2)	13,789	—	—
Repayments of credit facilities(5)	(68,055)	—	—
Deferred financing costs paid	(423)	(5,046)	(1,293)

Net cash provided by financing activities	288,674	2,113,686	938,215

Total increase (decrease) in cash	107,469	(62,087)	204,280
Cash at beginning of year	142,393	204,480	200

Cash at end of year	$249,862	$142,393	$204,480

Supplemental disclosure of non-cash financing activities
Organization and offering costs financed by capital contributions of investment adviser	—	—	$1,993

Local and excise taxes paid	$338	$59	—

(1)	See Note 8 for a discussion of the Company’s total return swap agreement.

(2)	See Note 8 for a discussion of the Company’s secured borrowing. During the year ended December 31, 2016, the Company paid $195 in interest expense on the secured borrowing.

(3)	See Note 4 for a discussion of expense reimbursements paid to the Company by its investment adviser and affiliates and recoupment of such amounts paid by the Company to its investment adviser and affiliates.

(4)	See Note 4 for a discussion of reimbursements payable by the Company to its investment adviser and affiliates.

(5)	See Note 8 for a discussion of the Company’s credit facilities. During the years ended December 31, 2016, 2015 and 2014, the Company paid $25,792, $7,090 and $59, respectively, in interest expense on the credit facilities.

(6)	See Note 8 for a discussion of the Company’s repurchase transaction. During the years ended December 31, 2016 and 2015, the Company paid $9,195 and $0, respectively, in interest expense pursuant to the repurchase agreement.

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments

As of December 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—91.9%
5 Arch Income Fund 2, LLC	(j)(p)	Diversified Financials	10.5%		11/18/21	$68,464	$68,639	$68,464
5 Arch Income Fund 2, LLC	(j)(l)(p)	Diversified Financials	10.5%		11/18/21	64,536	64,536	64,536
Aeneas Buyer Corp.		Health Care Equipment & Services	L+500	1.0%	12/18/21	916	916	916
Aeneas Buyer Corp.	(f)(g)(h)(i)	Health Care Equipment & Services	L+815	1.0%	12/18/21	156,195	156,195	158,538
AG Group Merger Sub, Inc.	(g)	Commercial & Professional Services	L+750	1.0%	12/29/23	12,500	12,500	12,500
AG Group Merger Sub, Inc.	(l)	Commercial & Professional Services	L+750	1.0%	12/29/23	5,500	5,500	5,500
All Systems Holding LLC	(f)(g)(i)	Commercial & Professional Services	L+770	1.0%	10/31/23	45,000	45,000	45,378
Altus Power America, Inc.		Energy	L+750	1.5%	9/30/21	2,665	2,665	2,715
Altus Power America, Inc.	(l)	Energy	L+750	1.5%	9/30/21	1,085	1,085	1,106
American Bath Group, LLC	(h)	Capital Goods	L+575	1.0%	9/30/23	3,854	3,703	3,868
ASG Technologies Group, Inc.	(g)	Software & Services	L+786, 1.2% PIK (1.2% Max PIK)	1.0%	4/30/20	18,150	18,104	18,422
Aspect Software, Inc.	(u)	Software & Services	L+1000	1.0%	5/25/18	3,200	3,200	3,200
Aspect Software, Inc.	(l)(u)	Software & Services	L+1000	1.0%	5/25/18	110	110	110
Aspect Software, Inc.	(u)	Software & Services	L+1000	1.0%	5/25/20	10,156	10,156	10,270
Atlas Aerospace LLC	(f)(g)	Capital Goods	L+804	1.0%	5/8/19	28,000	28,000	28,420
ATX Networks Corp.	(h)(i)(j)	Technology Hardware & Equipment	L+600	1.0%	6/11/21	9,850	9,736	9,678
ATX Networks Corp.	(g)(h)(i)(j)	Technology Hardware & Equipment	L+600	1.0%	6/11/21	29,991	29,093	29,091
BenefitMall Holdings, Inc.	(g)(h)	Commercial & Professional Services	L+725	1.0%	11/24/20	34,300	34,300	34,643
BMC Software Finance, Inc.	(l)	Software & Services	L+400		9/10/18	10,000	10,000	9,456
Cactus Wellhead, LLC	(f)(i)	Energy	L+600	1.0%	7/31/20	11,483	10,892	10,478
Caesars Entertainment Operating Co., Inc.	(j)(m)	Consumer Services	L+575		3/1/17	3,846	3,820	3,892
Caesars Entertainment Operating Co., Inc.	(j)(m)	Consumer Services	L+675		3/1/17	594	590	610
CEVA Group Plc	(j)(l)	Transportation	L+500		3/19/19	15,000	13,851	12,000

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Corner Investment PropCo, LLC	(f)	Consumer Services	L+975	1.3%	11/2/19	$12,289	$12,494	$12,412
CSafe Acquisition Co., Inc.		Capital Goods	L+725		11/1/21	348	348	348
CSafe Acquisition Co., Inc.	(l)	Capital Goods	L+725		11/1/21	2,261	2,261	2,261
CSafe Acquisition Co., Inc.	(f)(h)	Capital Goods	L+725		10/31/23	20,000	20,000	20,000
CSafe Acquisition Co., Inc.	(l)	Capital Goods	L+725		10/31/23	12,174	12,174	12,174
Emerging Markets Communications, LLC	(g)	Telecommunication Services	L+575	1.0%	7/1/21	16,745	16,144	16,494
Empire Today, LLC	(f)(g)(h)	Retailing	L+800	1.0%	11/17/22	45,000	45,000	45,398
Fairway Group Acquisition Co.	(u)	Food & Staples Retailing	L+800	1.0%	1/3/20	5,631	5,631	5,687
Fairway Group Acquisition Co.	(u)	Food & Staples Retailing	10.0% PIK (10.0% Max PIK)		1/3/20	3,633	3,633	3,306
Fox Head, Inc.	(f)	Consumer Durables & Apparel	L+850	1.0%	12/19/20	1,697	1,697	1,673
Greystone Equity Member Corp.	(j)	Diversified Financials	L+1050		3/31/21	46,307	46,492	46,712
Greystone Equity Member Corp.	(j)	Diversified Financials	L+1100		3/31/21	50,000	50,000	51,125
Greystone Equity Member Corp.	(j)(l)	Diversified Financials	L+1100		3/31/21	9,693	9,693	9,778
Gulf Finance, LLC	(h)	Energy	L+525	1.0%	8/25/23	4,988	4,844	5,025
H.M. Dunn Co., Inc.	(f)	Capital Goods	L+955	1.0%	3/26/21	9,643	9,643	9,751
H.M. Dunn Co., Inc.	(l)	Capital Goods	L+775	1.0%	3/26/21	3,214	3,214	3,250
Hybrid Promotions, LLC	(f)	Consumer Durables & Apparel	L+850	1.0%	12/19/20	6,223	6,223	6,133
Industrial Group Intermediate Holdings, LLC	(g)	Materials	L+800	1.3%	5/31/20	10,379	10,379	10,534
JMC Acquisition Merger Corp.	(f)(g)(h)(i)	Capital Goods	L+857	1.0%	11/6/21	105,736	105,736	105,736
JSS Holdings, Inc.	(h)	Capital Goods	L+650	1.0%	8/31/21	15,962	15,327	15,883
Latham Pool Products, Inc.	(g)(h)	Commercial & Professional Services	L+775	1.0%	6/29/21	45,000	45,000	45,450
Murray Energy Corp.	(i)	Energy	L+725	1.0%	4/16/20	10,616	10,398	10,191
Nobel Learning Communities, Inc.		Consumer Services	L+450	1.0%	4/27/20	4,193	4,193	4,193
Nobel Learning Communities, Inc.	(l)	Consumer Services	L+450	1.0%	4/27/20	6,988	6,988	6,988
Nobel Learning Communities, Inc.	(f)(g)(h)(i)	Consumer Services	L+841	1.0%	4/27/21	84,472	84,472	85,739
North Haven Cadence Buyer, Inc.	(l)	Consumer Services	L+500	1.0%	9/2/21	750	750	750
North Haven Cadence Buyer, Inc.	(f)(g)	Consumer Services	L+813	1.0%	9/2/22	21,417	21,417	21,417
North Haven Cadence Buyer, Inc.	(l)	Consumer Services	L+750	1.0%	9/2/22	3,583	3,583	3,583
Panda Temple Power, LLC	(f)	Energy	L+625	1.0%	3/6/22	14,738	14,515	13,116
PHRC License, LLC	(f)	Consumer Services	L+900	1.5%	8/14/20	14,626	14,626	14,773
Polymer Additives, Inc.	(f)(i)	Materials	L+888	1.0%	12/20/21	18,920	18,920	19,015

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Polymer Additives, Inc.	(h)	Materials	L+978	1.0%	12/20/21	$9,706	$9,706	$10,094
Production Resource Group, LLC	(f)(i)	Media	L+850	1.0%	7/23/19	52,500	52,395	51,975
Production Resource Group, LLC	(g)(h)(i)	Media	L+850	1.0%	7/23/19	75,902	75,902	75,142
Propulsion Acquisition, LLC	(h)(i)	Commercial & Professional Services	L+600	1.0%	7/13/21	21,334	20,030	20,907
PSKW, LLC	(f)(g)(h)(i)	Health Care Equipment & Services	L+839	1.0%	11/25/21	154,000	154,000	149,834
Roadrunner Intermediate Acquisition Co., LLC	(f)(g)(h)(i)	Health Care Equipment & Services	L+800	1.0%	9/22/21	101,719	101,719	103,245
Rogue Wave Software, Inc.	(f)(g)(h)(i)	Software & Services	L+802	1.0%	9/25/21	123,900	123,900	123,900
Safariland, LLC	(f)(h)	Capital Goods	L+769	1.0%	11/18/23	42,893	42,893	42,786
Safariland, LLC	(l)	Capital Goods	L+725	1.0%	11/18/23	11,566	11,566	11,537
Sequential Brands Group, Inc.	(f)(g)(h)(i)(j)	Consumer Durables & Apparel	L+900		7/1/22	131,060	131,060	132,370
ServiceMaster Co., LLC	(l)	Commercial & Professional Services	L+325		7/1/19	2,500	2,500	2,075
Sorenson Communications, Inc.	(f)	Telecommunication Services	L+575	2.3%	4/30/20	4,899	4,884	4,863
Sports Authority, Inc.	(f)(m)(n)	Retailing	L+600	1.5%	11/16/17	3,263	2,645	665
Strike, LLC	(l)	Energy	L+800	1.0%	5/30/19	6,667	6,568	6,567
Strike, LLC	(h)(k)	Energy	L+800	1.0%	11/30/22	5,000	4,850	4,950
SunGard Availability Services Capital, Inc.	(l)	Software & Services	L+450		3/8/18	7,000	5,539	6,353
SunGard Availability Services Capital, Inc.	(f)(h)(i)	Software & Services	L+500	1.0%	3/29/19	24,822	23,587	24,098
Sunnova Asset Portfolio 5 Holdings, LLC		Energy	12.0%, 0.0% PIK (12.0% Max PIK)		11/14/21	14,108	13,900	14,249
Swift Worldwide Resources US Holdings Corp.		Energy	L+1100	1.0%	7/20/21	17,269	17,270	17,269
TierPoint, LLC	(h)	Software & Services	L+450	1.0%	12/2/21	3,621	3,556	3,649
Transplace Texas, LP	(f)(g)(h)(i)	Transportation	L+744	1.0%	9/16/21	179,976	179,976	179,976
Transplace Texas, LP	(l)	Transportation	L+700	1.0%	9/16/21	3,973	3,973	3,973
TTM Technologies, Inc.	(h)(j)	Technology Hardware & Equipment	L+425	1.0%	5/31/21	1,847	1,733	1,874
U.S. Xpress Enterprises, Inc.	(f)	Transportation	L+1000, 0.0% PIK (1.8% Max PIK)	1.5%	5/30/19	10,687	10,687	10,687
UTEX Industries, Inc.	(f)	Energy	L+400	1.0%	5/21/21	750	747	702

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Vertellus Performance Chemicals LLC	(f)(g)	Materials	L+950	1.0%	1/30/20	$42,000	$42,000	$39,451
Warren Resources, Inc.	(g)(u)	Energy	L+900, 1.0% PIK (1.0% Max PIK)	1.0%	5/22/20	17,744	17,744	17,744
Warren Resources, Inc.	(l)(u)	Energy	L+900, 1.0% PIK (1.0% Max PIK)	1.0%	5/22/20	1,265	1,265	1,265
Waste Pro USA, Inc.	(f)(g)	Commercial & Professional Services	L+750	1.0%	10/15/20	33,372	33,372	33,997
Zeta Interactive Holdings Corp.	(g)(h)(i)	Software & Services	L+750	1.0%	7/29/22	47,608	47,735	48,083
Zeta Interactive Holdings Corp.	(g)(h)(t)	Software & Services	L+750	1.0%	7/29/22	13,929	13,801	14,020
Zeta Interactive Holdings Corp.	(l)	Software & Services	L+750	1.0%	7/29/22	8,664	8,664	8,743
Zeta Interactive Holdings Corp.	(l)(t)	Software & Services	L+750	1.0%	7/29/22	2,229	2,229	2,249

Total Senior Secured Loans—First Lien							2,310,782	2,311,978
Unfunded Loan Commitments							(176,049)	(176,049)

Net Senior Secured Loans—First Lien							2,134,733	2,135,929

Senior Secured Loans—Second Lien—10.1%
Alison US LLC	(g)(j)	Capital Goods	L+850	1.0%	8/29/22	6,389	6,186	6,197
Arena Energy, LP	(g)	Energy	L+900, 4.0% PIK (4.0% Max PIK)	1.0%	1/24/21	23,864	23,864	23,983
Ascent Resources—Marcellus, LLC		Energy	L+750	1.0%	8/4/21	6,667	6,583	883
Ascent Resources—Utica, LLC		Energy	L+950	1.5%	9/30/18	683	681	689
ASG Technologies Group, Inc.		Software & Services	L+1100, 0.0% PIK (6.0% Max PIK)	1.0%	6/27/22	5,155	3,875	5,000
BBB Industries US Holdings, Inc.	(f)(g)	Automobiles & Components	L+875	1.0%	11/3/22	25,000	23,789	24,375
Byrider Finance, LLC		Automobiles & Components	L+1000, 0.5% PIK (0.5% Max PIK)	1.3%	8/22/20	3,349	3,349	3,299
CDS U.S. Intermediate Holdings, Inc.	(f)(j)	Media	L+825	1.0%	7/10/23	9,000	8,889	8,837
Chief Exploration & Development LLC		Energy	L+650	1.3%	5/16/21	991	924	974
ColourOz Investment 2 LLC	(j)	Materials	L+725	1.0%	9/5/22	1,143	1,136	1,132
Compuware Corp.	(f)(g)	Software & Services	L+825	1.0%	12/15/22	17,000	15,610	17,085
Crossmark Holdings, Inc.		Media	L+750	1.3%	12/21/20	1,500	1,280	712
DTZ U.S. Borrower, LLC		Real Estate	L+825	1.0%	11/4/22	170	172	171
EagleView Technology Corp.	(i)	Software & Services	L+825	1.0%	7/14/23	15,385	15,192	15,361

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Fairway Group Acquisition Co.	(u)	Food & Staples Retailing	11.0% PIK (11.0% Max PIK)		10/3/21	$3,164	$3,164	$2,595
Fieldwood Energy LLC		Energy	L+713	1.3%	9/30/20	5,835	4,492	4,158
Gruden Acquisition, Inc.	(i)	Transportation	L+850	1.0%	8/18/23	10,000	9,581	7,917
Inmar, Inc.	(h)	Software & Services	L+700	1.0%	1/27/22	5,008	5,004	4,802
Jazz Acquisition, Inc.		Capital Goods	L+675	1.0%	6/19/22	1,998	2,007	1,695
Jonah Energy LLC		Energy	L+650	1.0%	5/12/21	3,739	3,416	3,552
Logan’s Roadhouse, Inc.		Consumer Services	L+850 PIK (L+850 Max PIK)	1.0%	11/23/20	2,905	2,905	2,779
National Surgical Hospitals, Inc.	(g)	Health Care Equipment & Services	L+900	1.0%	6/1/23	5,000	5,000	5,002
Neff Rental LLC	(f)	Capital Goods	L+625	1.0%	6/9/21	11,535	11,556	11,490
Nielsen & Bainbridge, LLC	(g)	Consumer Durables & Apparel	L+925	1.0%	8/15/21	5,558	5,492	5,447
Peak 10, Inc.	(i)	Software & Services	L+725	1.0%	6/17/22	18,510	17,532	17,446
Spencer Gifts LLC	(g)(i)	Retailing	L+825	1.0%	6/29/22	37,000	36,945	30,617
Titan Energy Operating, LLC	(g)	Energy	2.0%, L+900 PIK (L+900 Max PIK)	1.0%	2/23/20	34,455	28,684	28,191
UTEX Industries, Inc.		Energy	L+725	1.0%	5/20/22	1,273	1,268	904

Total Senior Secured Loans—Second Lien							248,576	235,293

Senior Secured Bonds—3.7%
BlueLine Rental Finance Corp.	(e)	Capital Goods	7.0%		2/1/19	12,983	11,432	12,745
CEVA Group Plc	(e)(j)	Transportation	7.0%		3/1/21	3,000	2,567	2,449
Diamond Resorts International, Inc.	(e)(r)	Consumer Services	7.8%		9/1/23	30,000	30,000	30,250
FBM Finance, Inc.	(e)	Capital Goods	8.3%		8/15/21	7,140	7,140	7,568
Global A&T Electronics Ltd.	(e)(j)	Semiconductors & Semiconductor Equipment	10.0%		2/1/19	12,550	12,049	9,554
Kinetic Concepts, Inc.	(e)	Health Care Equipment & Services	9.6%		10/1/21	4,430	4,430	4,699
Ridgeback Resources Inc.	(j)	Energy	12.0%		12/29/20	335	328	335
Sorenson Communications, Inc.	(e)	Telecommunication Services	9.0%, 0.0% PIK (9.0% Max PIK)		10/31/20	11,820	11,476	10,520
Tembec Industries Inc.	(e)(j)	Materials	9.0%		12/15/19	3,715	3,715	3,477

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Velvet Energy Ltd.	(j)	Energy	9.0%		10/5/23	$3,000	$3,000	$3,067

Total Senior Secured Bonds							86,137	84,664

Subordinated Debt—26.5%
Bellatrix Exploration Ltd.	(e)(j)	Energy	8.5%		5/15/20	10,000	9,856	9,844
BMC Software Finance, Inc.	(e)	Software & Services	7.3%		6/1/18	10,069	9,927	10,113
Calumet Specialty Products Partners, L.P.	(e)(j)(r)	Energy	7.8%		4/15/23	10,300	10,235	8,688
Canbriam Energy Inc.	(e)(j)	Energy	9.8%		11/15/19	20,300	20,150	21,416
CEC Entertainment, Inc.	(e)	Consumer Services	8.0%		2/15/22	39,014	37,497	39,924
Ceridian HCM Holding, Inc.	(e)(r)	Commercial & Professional Services	11.0%		3/15/21	92,439	92,458	95,443
Coveris Holdings S.A.	(e)(j)	Materials	7.9%		11/1/19	32,855	32,186	32,863
Eclipse Resources Corp.	(e)(j)	Energy	8.9%		7/15/23	9,175	9,008	9,573
EV Energy Partners, L.P.		Energy	8.0%		4/15/19	2,150	1,966	1,524
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/30/25	732	732	727
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/30/25	4,649	4,649	4,620
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/3/25	961	961	955
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/29/25	904	904	899
Global Jet Capital Inc.	(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/4/25	60,087	60,087	59,711
Global Jet Capital Inc.	(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/9/25	9,827	9,827	9,766
Global Jet Capital Inc.	(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/29/26	5,146	5,146	5,114
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		2/17/26	12,583	12,582	12,504
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/14/26	7,792	7,792	7,744

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/2/26	$11,517	$11,517	$11,517
Jupiter Resources Inc.	(e)(j)	Energy	8.5%		10/1/22	31,850	28,838	27,656
NewStar Financial, Inc.	(f)(j)	Diversified Financials	8.3%, 0.0% PIK (8.8% Max PIK)		12/4/24	75,000	61,616	65,250
Northern Oil and Gas, Inc.	(e)	Energy	8.0%		6/1/20	3,150	3,035	2,544
P.F. Chang’s China Bistro, Inc.	(e)(g)(i)(r)	Consumer Services	10.3%		6/30/20	70,595	70,674	69,301
PriSo Acquisition Corp.	(e)(r)	Capital Goods	9.0%		5/15/23	50,859	50,458	51,113
S1 Blocker Buyer Inc.		Commercial & Professional Services	10.0% PIK (10.0% Max PIK)		10/31/22	130	130	132
SandRidge Energy, Inc.	(e)(j)(m)	Energy	0.0%		10/4/20	2,643	3,522	3,318
Scientific Games Corp.	(e)(j)	Consumer Services	8.1%		9/15/18	14,638	13,782	14,825
Sorenson Communications, Inc.	(e)	Telecommunication Services	13.9%, 0.0% PIK (13.9% Max PIK)		10/31/21	8,983	9,376	8,264
SunGard Availability Services Capital, Inc.	(e)	Software & Services	8.8%		4/1/22	16,400	11,550	11,295
Talos Production LLC	(e)	Energy	9.8%		2/15/18	4,500	4,291	2,498
TI Group Automotive Systems, LLC	(e)(j)	Automobiles & Components	8.8%		7/15/23	7,302	7,302	7,699
York Risk Services Holding Corp.	(e)	Insurance	8.5%		10/1/22	9,050	8,295	7,602

Total Subordinated Debt							610,349	614,442

Collateralized Securities—0.3%
NewStar Clarendon 2014-1A Class D	(j)	Diversified Financials	L+435		1/25/27	730	691	689
NewStar Clarendon 2014-1A Class Subord. B	(j)	Diversified Financials	16.4%		1/25/27	8,310	6,626	6,638

Total Collateralized Securities							7,317	7,327

						Number of Shares	Cost	Fair Value(d)
Equity/Other—7.1%
5 Arches, LLC, Common Equity	(j)(m)(o)	Diversified Financials				33,163	$875	$875
ACP FH Holdings GP, LLC, Common Equity	(m)	Consumer Durables & Apparel				11,429	11	9
ACP FH Holdings, LP, Common Equity	(m)	Consumer Durables & Apparel				1,131,428	1,131	906
Altus Power America Holdings, LLC, Common Equity	(m)	Energy				462,008	462	462

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost	Fair Value(d)
Altus Power America Holdings, LLC, Preferred Equity	(q)	Energy	888,211	$888	$888
ASG Technologies Group, Inc., Warrants, 6/27/2022	(m)	Software & Services	48,325	1,377	1,228
Aspect Software, Inc., Common Equity	(m)(u)	Software & Services	1,092,200	52,727	59,634
ATX Holdings, LLC, Common Equity	(j)(m)	Technology Hardware & Equipment	83,488	134	134
CSF Group Holdings, Inc., Common Equity	(m)	Capital Goods	173,900	174	174
Fairway Group Acquisition Co., Common Equity	(m)(u)	Food & Staples Retailing	71,465	2,296	1,858
Global Jet Capital Holdings, LP, Preferred Equity	(j)(m)	Commercial & Professional Services	42,484,416	42,484	42,484
H.I.G. Empire Holdco, Inc., Common Equity	(m)	Retailing	206	614	630
Harvey Holdings, LLC, Common Equity	(m)	Capital Goods	2,000,000	2,000	4,600
Industrial Group Intermediate Holdings, LLC, Common Equity	(m)(o)	Materials	220,619	221	386
JMC Acquisition Holdings, LLC, Common Equity	(m)	Capital Goods	8,068	8,068	8,995
NewStar Financial, Inc., Warrants, 11/4/2024	(j)(m)	Diversified Financials	3,000,000	15,058	8,310
North Haven Cadence Buyer, Inc., Common Equity	(m)	Consumer Services	833,333	833	875
Ridgeback Resources Inc., Common Equity	(j)(m)(s)	Energy	827,156	5,082	5,082
Roadhouse Holding Inc., Common Equity	(m)	Consumer Services	1,202,991	1,250	1,469
S1 Blocker Buyer Inc., Common Equity		Commercial & Professional Services	60	600	584
SandRidge Energy, Inc., Common Equity	(e)(j)(m)	Energy	112,112	2,803	2,640
Sequential Brands Group, Inc., Common Equity	(j)(m)	Consumer Durables & Apparel	125,391	1,693	587
Sunnova Energy Corp., Common Equity	(m)	Energy	577,086	2,166	3,134
Sunnova Energy Corp., Preferred Equity	(m)	Energy	54,543	290	296
TE Holdings, LLC, Common Equity	(m)(o)	Energy	129,829	1,104	974
TE Holdings, LLC, Preferred Equity	(m)	Energy	86,061	859	1,291
Titan Energy, LLC, Common Equity	(m)	Energy	72,739	2,299	1,746
Warren Resources, Inc., Common Equity	(m)(u)	Energy	998,936	4,695	4,295
White Star Petroleum Holdings, LLC, Common Equity	(m)(o)	Energy	1,738,244	1,478	1,695

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost	Fair Value(d)
Zeta Interactive Holdings Corp., Preferred Equity	(m)	Software & Services	1,051,348	$8,357	$9,414

Total Equity/Other				162,029	165,655

TOTAL INVESTMENTS—139.6%				$3,249,141	3,243,310

LIABILITIES IN EXCESS OF ASSETS—(39.6%)					(919,370)

NET ASSETS—100.0%					$2,323,940

Total Return Swap			Notional Amount		Unrealized Appreciation
Citibank TRS Facility (Note 8)	(j)		$388,681		$11,403

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2016, the three-month London Interbank Offered Rate, or LIBOR, was 1.00% and the U.S. Prime Lending Rate, or Prime, was 3.75%.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 7).

(e)	Security or portion thereof held within Burholme Funding LLC and is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage, Inc., or BNPP. Securities held within Burholme Funding LLC may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, subject to the terms and conditions governing the prime brokerage facility with BNPP (see Note 8).

(f)	Security or portion thereof held within Dunlap Funding LLC and is pledged as collateral supporting the amounts outstanding under a revolving credit facility with Deutsche Bank AG, New York Branch (see Note 8).

(g)	Security or portion thereof held within Jefferson Square Funding LLC and is pledged as collateral supporting the amounts outstanding under a term loan credit facility with JPMorgan Chase Bank, National Association (see Note 8).

(h)	Security or portion thereof held within Chestnut Hill Funding LLC and is pledged as collateral supporting the amounts outstanding under a revolving credit facility with Capital One, National Association (see Note 8).

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

(i)	Security or portion thereof held within Germantown Funding LLC and is pledged as collateral supporting the amounts outstanding under the notes issued to Society Hill Funding LLC pursuant to an indenture with Citibank, N.A., as trustee (see Note 8).

(j)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended, or the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of December 31, 2016, 82.4% of the Company’s total assets represented qualifying assets. In addition, as described in Note 8, the Company also calculates its compliance with the qualifying asset test on a “look through” basis by disregarding the value of the Company’s total return swap and treating each loan underlying the total return swap as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 80.9% of the Company’s total assets represented qualifying assets as of December 31, 2016.

(k)	Position or portion thereof unsettled as of December 31, 2016.

(l)	Security is an unfunded commitment. The stated rate reflects the spread disclosed at the time of commitment and may not indicate the actual rate received upon funding.

(m)	Security is non-income producing.

(n)	Security was on non-accrual status as of December 31, 2016.

(o)	Security held within FSIC III Investments, Inc., a wholly-owned subsidiary of the Company.

(p)	Security held within IC III Arches Investments, LLC, a wholly-owned subsidiary of the Company.

(q)	Security held within IC III Altus Investments, LLC, a wholly-owned subsidiary of the Company.

(r)	Security or portion thereof held within Burholme Funding LLC has been rehypothecated under Rule 15c-1(a)(1) of the Exchange Act, subject to the terms and conditions governing the prime brokerage facility with BNPP (see Note 8). As of December 31, 2016, the fair value of securities rehypothecated by BNPP was $176,481.

(s)	Investment denominated in Canadian dollars. Cost and fair value are converted into U.S. dollars as of December 31, 2016.

(t)	The transfer of a portion of this loan does not qualify for sale accounting under Accounting Standards Codification Topic 860, Transfers and Servicing, and therefore, the entire senior secured loan remains in the consolidated schedule of investments as of December 31, 2016 (see Note 8).

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

(u)	Under the 1940 Act, the Company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of December 31, 2016, the Company held investments in three portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” The following table presents certain financial information with respect to investments in portfolio companies of which the Company was deemed to be an affiliated person of for the year ended December 31, 2016:

Portfolio Company	Fair Value at December 31, 2015	Purchases and Paid-in- Kind Interest	Sales and Repayments	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2016	Interest Income	Fee Income	Dividend Income
Senior Secured Loans—First Lien
Aspect Software, Inc.(1)	—	$3,200	—	—	—	—	$3,200	$121	$199	—
Aspect Software, Inc.	—	$10,285	$(129)	—	—	$114	$10,270	$669	—	—
Fairway Group Acquisition Co.	—	$5,631	—	—	—	$56	$5,687	$256	—	—
Fairway Group Acquisition Co.	—	$3,633	—	—	—	$(327)	$3,306	$177	—	—
Warren Resources, Inc.(2)	—	$17,744	—	—	—	—	$17,744	$419	$76	—
Senior Secured Loans—Second Lien
Fairway Group Acquisition Co.	—	$3,164	—	—	—	$(569)	$2,595	$169	—	—
Subordinated Debt
Aspect Software, Inc.	—	$7,836	$(11,557)	—	$3,721	—	—	$118	—	—
Equity/Other
Aspect Software, Inc., Common Equity	—	$52,727	—	—	—	$6,907	$59,634	—	$118	—
Fairway Group Acquisition Co., Common Equity	—	$2,296	—	—	—	$(438)	$1,858	—	—	—
Warren Resources, Inc., Common Equity	—	$4,695	—	—	—	$(400)	$4,295	—	—	—

(1)	Security includes a partially unfunded commitment with an amortized cost of $110 and a fair value of $110.

(2)	Security includes a partially unfunded commitment with an amortized cost of $1,265 and a fair value of $1,265.

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments

As of December 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—99.1%
5 Arch Income Fund 2, LLC	(j)(p)	Diversified Financials	10.5%		11/18/21	$8,343	$8,530	$8,342
5 Arch Income Fund 2, LLC	(j)(l)(p)	Diversified Financials	10.5%		11/18/21	124,657	124,657	124,657
Acision Finance LLC	(f)(i)	Software & Services	L+975	1.0%	12/15/18	27,664	26,775	27,387
Aeneas Buyer Corp.		Health Care Equipment & Services	L+500	1.0%	12/18/21	500	500	500
Aeneas Buyer Corp.	(l)	Health Care Equipment & Services	L+500	1.0%	12/18/21	500	500	500
Aeneas Buyer Corp.	(f)(g)(h)(i)	Health Care Equipment & Services	L+813	1.0%	12/18/21	133,500	133,500	133,500
Aeneas Buyer Corp.	(l)	Health Care Equipment & Services	L+750	1.0%	12/18/21	26,700	26,700	26,700
Allen Systems Group, Inc.		Software & Services	L+789, 1.2% PIK (1.2% Max PIK)	1.0%	4/30/20	15,884	15,884	16,043
Altus Power America, Inc.		Energy	L+750	1.5%	10/10/21	1,724	1,724	1,707
Altus Power America, Inc.	(l)	Energy	L+750	1.5%	10/10/21	1,401	1,401	1,387
AqGen Ascensus, Inc.	(h)	Diversified Financials	L+450	1.0%	12/5/22	4,706	4,425	4,424
AqGen Ascensus, Inc.	(h)(l)	Diversified Financials	L+450	1.0%	12/5/22	294	277	276
Aspect Software, Inc.	(h)(i)	Software & Services	L+550, 0.3% PIK (0.3% Max PIK)	1.8%	5/7/16	20,454	20,367	18,937
Atlas Aerospace LLC	(f)(g)	Capital Goods	L+807	1.0%	5/8/19	28,000	28,000	27,860
Atlas Aerospace LLC	(l)	Capital Goods	L+750	1.0%	5/8/19	10,667	10,667	10,613
ATX Networks Corp.	(h)(i)(j)	Technology Hardware & Equipment	L+600	1.0%	6/11/21	9,950	9,812	9,801
BenefitMall Holdings, Inc.	(g)(h)	Commercial & Professional Services	L+725	1.0%	11/24/20	34,650	34,650	34,304
BenefitMall Holdings, Inc.	(l)	Commercial & Professional Services	L+725	1.0%	11/24/20	12,727	12,727	12,600
Blue Coat Holdings, Inc.	(l)	Technology Hardware & Equipment	L+350	1.0%	5/22/20	2,045	2,045	1,919
Blueprint Sub, Inc.		Software & Services	L+450	1.0%	5/7/21	1,842	1,842	1,842
Blueprint Sub, Inc.	(l)	Software & Services	L+450	1.0%	5/7/21	1,842	1,842	1,842
Blueprint Sub, Inc.	(f)(g)(h)	Software & Services	L+750	1.0%	5/7/21	70,589	70,589	70,364
Blueprint Sub, Inc.	(l)	Software & Services	L+750	1.0%	5/7/21	9,211	9,211	9,181
BMC Software Finance, Inc.	(l)	Software & Services	L+400		9/10/18	10,000	10,000	9,250
Cactus Wellhead, LLC	(f)(i)	Energy	L+600	1.0%	7/31/20	11,618	10,906	8,394
Caesars Entertainment Operating Co., Inc.	(f)(j)(m)	Consumer Services	5.2%		3/1/17	5,223	5,060	4,474
Caesars Entertainment Operating Co., Inc.	(f)(j)(m)	Consumer Services	6.0%		3/1/17	1,649	1,604	1,416

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
CEVA Group Plc	(j)(l)	Transportation	L+500		3/19/19	$15,000	$13,330	$12,975
CITGO Holding, Inc.	(f)	Energy	L+850	1.0%	5/12/18	10,305	9,838	10,262
Corner Investment PropCo, LLC	(f)	Consumer Services	L+975	1.3%	11/2/19	12,299	12,568	12,037
Emerging Markets Communications, LLC	(g)	Telecommunication Services	L+575	1.0%	7/1/21	16,915	16,217	15,942
Fairway Group Acquisition Co.	(i)	Food & Staples Retailing	L+400	1.0%	8/17/18	5,405	4,890	4,360
Fox Head, Inc.	(f)	Consumer Durables & Apparel	L+850	1.0%	12/19/20	1,714	1,714	1,722
Greystone Bridge Manager LLC	(j)	Diversified Financials	L+1050		5/1/20	47,140	47,379	46,197
Greystone Bridge Manager LLC	(j)(l)	Diversified Financials	L+1050		5/1/20	5,647	5,647	5,534
H.M. Dunn Co., Inc.	(f)	Capital Goods	L+809	1.0%	3/26/21	9,000	9,000	8,910
H.M. Dunn Co., Inc.	(l)	Capital Goods	L+725	1.0%	3/26/21	3,214	3,214	3,182
Harvey Industries, Inc.	(g)(h)	Capital Goods	L+800	1.0%	10/1/21	28,000	28,000	28,000
Hybrid Promotions, LLC	(f)	Consumer Durables & Apparel	L+850	1.0%	12/19/20	6,286	6,286	6,314
Industrial Group Intermediate Holdings, LLC	(g)	Materials	L+800	1.3%	5/31/20	6,977	6,977	6,907
JMC Acquisition Merger Corp.	(f)(g)(h)(i)	Capital Goods	L+858	1.0%	11/6/21	83,500	83,500	83,500
JMC Acquisition Merger Corp.	(l)	Capital Goods	L+750	1.0%	11/6/21	15,127	15,127	15,127
JSS Holdings, Inc.	(h)	Capital Goods	L+650	1.0%	8/31/21	11,850	11,120	11,198
Latham Pool Products, Inc.	(g)(h)	Commercial & Professional Services	L+775	1.0%	6/29/21	45,000	45,000	44,100
Mood Media Corp.	(f)(j)	Media	L+600	1.0%	5/1/19	358	355	341
Murray Energy Corp.	(i)	Energy	L+650	1.0%	4/16/20	10,292	10,019	6,631
Navistar, Inc.	(j)(k)	Capital Goods	L+550	1.0%	8/7/20	6,000	5,230	5,315
Nobel Learning Communities, Inc.		Consumer Services	L+450	1.0%	4/27/20	3,634	3,634	3,634
Nobel Learning Communities, Inc.	(l)	Consumer Services	L+450	1.0%	4/27/20	7,547	7,547	7,547
Nobel Learning Communities, Inc.	(f)(g)(h)(i)	Consumer Services	L+845	1.0%	4/27/21	84,472	84,472	84,173
Panda Temple Power, LLC	(f)	Energy	L+625	1.0%	3/6/22	14,888	14,621	12,282
PHRC License, LLC	(f)	Consumer Services	L+900	1.5%	8/14/20	14,856	14,856	14,708
Pittsburgh Glass Works, LLC	(f)(g)(h)(i)	Automobiles & Components	L+916	1.0%	11/25/21	91,924	91,924	91,924
Polymer Additives, Inc.	(f)(i)	Materials	L+838	1.0%	12/20/21	18,920	18,920	19,299
Production Resource Group, LLC	(f)(i)	Media	L+750	1.0%	7/23/19	52,500	52,362	53,025
Propulsion Acquisition, LLC	(h)(i)	Commercial & Professional Services	L+600	1.0%	7/13/21	12,091	11,179	11,789
PSKW, LLC	(f)(g)(h)(i)	Health Care Equipment & Services	L+842	1.0%	11/25/21	154,000	154,000	154,104
Reddy Ice Corp.	(i)	Food, Beverage & Tobacco	L+550	1.3%	5/1/19	5,217	4,703	4,303
Roadrunner Intermediate Acquisition Co., LLC	(f)(g)(h)(i)	Health Care Equipment & Services	L+800	1.0%	9/22/21	104,344	104,344	104,020
Rogue Wave Software, Inc.	(f)(g)(h)(i)	Software & Services	L+804	1.0%	9/25/21	116,900	116,900	115,439
Sequential Brands Group, Inc.	(f)(h)(i)(j)	Consumer Durables & Apparel	L+825		12/4/21	130,000	130,000	128,700

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Serena Software, Inc.	(f)	Software & Services	L+650	1.0%	4/14/20	$ 1,476	$1,453	$1,409
ServiceMaster Co., LLC	(l)	Commercial & Professional Services	L+325		7/1/19	2,500	2,500	2,075
Sorenson Communications, Inc.	(f)	Telecommunication Services	L+575	2.3%	4/30/20	4,950	4,931	4,962
Sports Authority, Inc.	(f)	Retailing	L+600	1.5%	11/16/17	3,263	3,270	1,069
Stardust Finance Holdings, Inc.	(h)(j)	Materials	L+550	1.0%	3/14/22	3,137	3,067	3,051
Stonewall Gas Gathering LLC	(h)(i)	Capital Goods	L+775	1.0%	1/28/22	13,521	12,925	13,488
SunGard Availability Services Capital, Inc.	(l)	Software & Services	L+450		3/8/18	7,000	5,539	5,705
SunGard Availability Services Capital, Inc.	(f)(h)(i)	Software & Services	L+500	1.0%	3/29/19	25,065	23,322	21,869
Sunnova Asset Portfolio 5 Holdings, LLC		Energy	12.0% PIK (12.0% Max PIK)		11/14/21	21,651	21,239	21,164
Sunnova Asset Portfolio 5 Holdings, LLC	(l)	Energy	12.0% PIK (12.0% Max PIK)		11/14/21	620	620	606
Transplace Texas, LP	(f)(g)(h)(i)	Transportation	L+747	1.0%	9/16/21	147,000	147,000	145,714
TTM Technologies, Inc.	(h)(j)(k)	Technology Hardware & Equipment	L+500	1.0%	5/31/21	2,500	2,316	2,269
U.S. Xpress Enterprises, Inc.	(f)	Transportation	L+1000, 0.0% PIK (1.5% Max PIK)	1.5%	5/30/19	13,309	13,309	13,309
UTEX Industries, Inc.	(f)	Energy	L+400	1.0%	5/21/21	758	755	522
Vertellus Performance Chemicals LLC	(f)(g)	Materials	L+950	1.0%	1/30/20	42,000	42,000	39,723
Warren Resources, Inc.	(g)	Energy	L+850	1.0%	5/22/20	29,675	29,675	24,185
Waste Pro USA, Inc.	(f)(g)	Commercial & Professional Services	L+750	1.0%	10/15/20	30,360	30,360	30,815
Waste Pro USA, Inc.	(l)	Commercial & Professional Services	L+750	1.0%	10/15/20	3,333	3,333	3,383
Weight Watchers International, Inc.	(i)(j)	Consumer Services	L+300		4/2/16	24,241	23,375	23,881
Winchester Electronics Corp.		Technology Hardware & Equipment	L+800	1.0%	11/17/20	2,871	2,871	2,814
Winchester Electronics Corp.	(g)	Technology Hardware & Equipment	L+850	1.0%	11/17/20	21,818	21,818	21,382
Zeta Interactive Holdings Corp.	(g)(h)(i)	Software & Services	L+750	1.0%	7/9/21	50,394	50,394	50,333
Zeta Interactive Holdings Corp.	(l)	Software & Services	L+750	1.0%	7/9/21	10,892	10,892	10,879

Total Senior Secured Loans—First Lien							2,176,032	2,146,328
Unfunded Loan Commitments							(267,776)	(267,776)

Net Senior Secured Loans—First Lien							1,908,256	1,878,552

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—Second Lien—14.0%
AdvancePierre Foods, Inc.		Food, Beverage & Tobacco	L+825	1.3%	10/10/17	$894	$904	$880
Alison US LLC	(j)	Capital Goods	L+850	1.0%	8/29/22	6,389	6,162	5,191
American Energy—Marcellus, LLC		Energy	L+750	1.0%	8/4/21	6,667	6,583	156
Arena Energy, LP		Energy	L+1000	1.0%	1/24/21	15,000	15,000	13,812
Ascent Resources—Utica, LLC		Energy	L+950, 2.0% PIK (2.0% Max PIK)	1.5%	9/30/18	671	669	601
Atlas Resource Partners, L.P.	(g)	Energy	L+900	1.0%	2/23/20	33,000	32,150	26,395
BBB Industries US Holdings, Inc.	(f)(g)	Automobiles & Components	L+875	1.0%	11/3/22	25,000	23,652	23,750
BlackBrush Oil & Gas, L.P.	(i)	Energy	L+650	1.0%	7/30/21	8,850	8,795	7,094
BRG Sports, Inc.	(g)	Consumer Durables & Apparel	L+925	1.0%	4/15/22	3,563	3,543	3,277
Byrider Finance, LLC		Automobiles & Components	L+1000	1.3%	8/22/20	3,333	3,333	3,267
CDS U.S. Intermediate Holdings, Inc.	(f)(j)	Media	L+825	1.0%	7/10/23	10,000	9,858	9,500
Chief Exploration & Development LLC		Energy	L+650	1.0%	5/16/21	991	913	665
ColourOz Investment 2 LLC	(j)	Materials	L+725	1.0%	9/5/22	1,143	1,135	1,097
Compuware Corp.	(f)(g)	Software & Services	L+825	1.0%	12/15/22	17,000	15,408	15,385
Crossmark Holdings, Inc.		Media	L+750	1.3%	12/21/20	1,500	1,230	848
EagleView Technology Corp.	(i)	Software & Services	L+825	1.0%	7/14/23	15,385	15,162	14,750
Emerald Performance Materials, LLC		Materials	L+675	1.0%	8/1/22	2,553	2,542	2,427
Fieldwood Energy LLC		Energy	L+713	1.3%	9/30/20	5,835	4,254	931
Gruden Acquisition, Inc.	(i)	Transportation	L+850	1.0%	8/18/23	10,000	9,516	9,525
Inmar, Inc.	(h)	Software & Services	L+700	1.0%	1/27/22	5,008	5,003	4,733
Jazz Acquisition, Inc.		Capital Goods	L+675	1.0%	6/19/22	1,998	2,008	1,798
Jonah Energy LLC		Energy	L+650	1.0%	5/12/21	3,739	3,363	2,374
MD America Energy, LLC	(i)	Energy	L+850	1.0%	8/4/19	8,298	7,975	6,942
National Surgical Hospitals, Inc.	(g)	Health Care Equipment & Services	L+900	1.0%	6/1/23	5,000	5,000	4,849
Neff Rental LLC	(f)	Capital Goods	L+625	1.0%	6/9/21	24,318	24,433	20,184
Nielsen & Bainbridge, LLC	(g)	Consumer Durables & Apparel	L+925	1.0%	8/15/21	5,558	5,482	5,475
Peak 10, Inc.	(i)	Software & Services	L+725	1.0%	6/17/22	12,000	11,896	11,100
Printpack Holdings, Inc.	(g)	Materials	L+875	1.0%	5/28/21	10,000	9,833	9,750
Spencer Gifts LLC	(g)(i)	Retailing	L+825	1.0%	6/29/22	27,000	26,882	27,135
Stardust Finance Holdings, Inc.	(h)(j)	Materials	L+950	1.0%	3/13/23	24,875	23,924	24,005
Templar Energy LLC		Energy	L+750	1.0%	11/25/20	5,000	4,619	606
Ultima US Holdings LLC	(j)	Capital Goods	L+850	1.0%	12/31/20	3,000	2,980	2,985
UTEX Industries, Inc.		Energy	L+725	1.0%	5/20/22	1,273	1,267	834
Vantage Energy II, LLC		Energy	L+750	1.0%	5/8/17	2,000	2,000	1,940

Total Senior Secured Loans—Second Lien							297,474	264,261

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Bonds—4.0%
American Energy—Woodford, LLC	(e)(m)(n)	Energy	12.0% PIK (12.0% Max PIK)		12/30/20	$2,788	$2,022	$397
Aspect Software, Inc.	(e)	Software & Services	10.6%		5/15/17	22,645	21,097	18,597
Avaya Inc.	(e)	Technology Hardware & Equipment	10.5%		3/1/21	36,124	30,644	12,373
Comstock Resources, Inc.	(e)(r)	Energy	10.0%		3/15/20	2,500	2,500	1,153
Global A&T Electronics Ltd.	(e)(j)	Semiconductors & Semiconductor Equipment	10.0%		2/1/19	12,550	11,851	9,915
iHeartCommunications, Inc.	(e)	Media	10.6%		3/15/23	3,500	3,500	2,428
Lightstream Resources Ltd.	(j)	Energy	9.9%		6/15/19	5,377	5,376	4,489
Logan’s Roadhouse, Inc.	(e)(f)	Consumer Services	4.0%, 10.5% PIK (10.5% Max PIK)		10/15/17	10,683	8,523	8,913
Modular Space Corp.	(e)	Capital Goods	10.3%		1/31/19	740	754	297
SandRidge Energy, Inc.	(e)	Energy	8.8%		6/1/20	11,700	11,675	3,572
Sorenson Communications, Inc.	(e)	Telecommunication Services	9.0%, 0.0% PIK (9.0% Max PIK)		10/31/20	11,820	11,407	11,044
Tembec Industries Inc.	(e)(j)(r)	Materials	9.0%		12/15/19	3,715	3,715	2,419

Total Senior Secured Bonds							113,064	75,597

Subordinated Debt—23.8%
Algeco Scotsman Global Finance Plc	(e)(j)(r)	Commercial & Professional Services	10.8%		10/15/19	11,100	9,435	4,346
Alta Mesa Holdings, LP	(e)	Energy	9.6%		10/15/18	950	697	334
Atlas Energy Holdings Operating Co., LLC	(e)	Energy	7.8%		1/15/21	1,000	728	200
Bellatrix Exploration Ltd.	(e)(j)	Energy	8.5%		5/15/20	10,000	9,821	6,737
Builders FirstSource, Inc.	(e)(j)	Capital Goods	10.8%		8/15/23	7,850	7,850	7,796
Calumet Specialty Products Partners, L.P.	(j)	Energy	7.8%		4/15/23	10,300	10,228	9,015
Canbriam Energy Inc.	(e)(j)	Energy	9.8%		11/15/19	20,300	20,112	18,372
CEC Entertainment, Inc.	(e)(r)	Consumer Services	8.0%		2/15/22	28,184	27,774	26,810
Ceridian HCM Holding Inc.	(e)(r)	Commercial & Professional Services	11.0%		3/15/21	70,139	71,107	55,410
Communications Sales & Leasing, Inc.	(e)(j)(r)	Real Estate	8.3%		10/15/23	2,000	1,944	1,707
Eclipse Resources Corp.	(e)(j)	Energy	8.9%		7/15/23	9,175	8,990	4,415
EV Energy Partners, L.P.		Energy	8.0%		4/15/19	2,150	1,901	1,070
Genesis Energy, L.P.	(e)(j)	Energy	6.8%		8/1/22	7,250	7,155	6,099
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/30/25	635	635	635

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/30/25	$4,030	$4,030	$4,030
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/3/25	828	828	828
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/29/25	779	779	779
Global Jet Capital Inc.	(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/4/25	51,713	51,713	51,713
Global Jet Capital Inc.	(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/9/25	8,458	8,458	8,458
Greatbatch Ltd.	(e)(j)	Health Care Equipment & Services	9.1%		11/1/23	1,900	1,900	1,883
Jupiter Resources Inc.	(e)(j)(r)	Energy	8.5%		10/1/22	31,850	28,426	12,780
Kenan Advantage Group, Inc.	(e)	Transportation	7.9%		7/31/23	10,780	10,780	10,645
Legacy Reserves LP	(e)	Energy	6.6%		12/1/21	5,000	3,988	1,081
Legacy Reserves LP	(e)	Energy	8.0%		12/1/20	1,000	865	201
Navistar International Corp.	(e)(j)(r)	Capital Goods	8.3%		11/1/21	33,585	30,899	22,723
NewStar Financial, Inc.	(f)(j)	Diversified Financials	8.3%, 0.0% PIK (8.8% Max PIK)		12/4/24	68,750	54,502	50,188
Northern Oil and Gas, Inc.	(e)(r)	Energy	8.0%		6/1/20	3,150	3,008	2,099
P.F. Chang’s China Bistro, Inc.	(e)(r)	Consumer Services	10.3%		6/30/20	63,695	64,210	53,066
PriSo Acquisition Corp.	(e)(r)	Capital Goods	9.0%		5/15/23	30,050	29,934	28,848
Production Resource Group, LLC	(e)	Media	8.9%		5/1/19	22,740	18,853	16,970
Scientific Games International, Inc.	(e)(j)	Consumer Services	8.1%		9/15/18	6,163	4,850	4,554
Sorenson Communications, Inc.		Telecommunication Services	13.0%, 0.0% PIK (13.0% Max PIK)		10/31/21	8,983	9,432	9,345
SunGard Availability Services Capital, Inc.	(e)(r)	Software & Services	8.8%		4/1/22	16,400	11,042	9,984
Talos Production LLC	(e)	Energy	9.8%		2/15/18	4,500	4,131	1,856
TI Group Automotive Systems, LLC	(e)(j)(r)	Automobiles & Components	8.8%		7/15/23	10,275	10,275	9,466
York Risk Services Holding Corp.	(e)	Insurance	8.5%		10/1/22	9,050	8,208	7,251

Total Subordinated Debt							539,488	451,694

Collateralized Securities—0.4%
NewStar Clarendon 2014-1A Class D	(j)	Diversified Financials	L+435		1/25/27	730	684	664
NewStar Clarendon 2014-1A Class Subord. B	(j)	Diversified Financials	13.6%		1/25/27	8,310	7,497	6,943

Total Collateralized Securities							8,181	7,607

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost	Fair Value(d)
Equity/Other—3.5%
5 Arches, LLC, Common Equity	(j)(m)(o)	Diversified Financials	33,163	$875	$875
ACP FH Holdings GP, LLC, Common Equity	(m)	Consumer Durables & Apparel	11,429	11	11
ACP FH Holdings, LP, Common Equity	(m)	Consumer Durables & Apparel	1,131,428	1,131	1,127
Altus Power America Holdings, LLC, Preferred Equity		Energy	574,759	573	1,063
Altus Power America Management, LLC, Class B Units	(m)(q)	Energy	83	—	—
Global Jet Capital Holdings, LP, Preferred Equity	(j)(m)	Commercial & Professional Services	27,956,962	$27,957	$27,957
Harvey Holdings, LLC, Common Equity	(m)	Capital Goods	2,000,000	2,000	1,900
Industrial Group Intermediate Holdings, LLC, Common Equity	(m)(o)	Materials	173,554	174	286
JMC Acquisition Holdings, LLC, Common Equity	(m)	Capital Goods	8,068	8,068	8,068
NewStar Financial, Inc., Warrants, 11/4/2024	(j)(m)(s)	Diversified Financials	3,000,000	15,057	14,760
Sequential Brands Group, Inc., Common Equity	(j)(m)	Consumer Durables & Apparel	125,391	1,693	857
Sunnova Holdings, LLC, Common Equity	(m)	Energy	93,041	2,166	2,559
Zeta Interactive Holdings Corp., Preferred Equity	(m)	Software & Services	1,051,348	8,357	8,686

Total Equity/Other				68,062	68,149
Unfunded Contingent Warrant Commitment	(t)				(1,230)

Net Equity/Other					66,919

TOTAL INVESTMENTS—144.8%				$2,934,525	2,744,630

LIABILITIES IN EXCESS OF OTHER ASSETS—(44.8%)					(849,588)

NET ASSETS—100.0%					$1,895,042

Total Return Swap			Notional Amount		Unrealized Depreciation

Citibank TRS Facility (Note 8)	(j)		$394,680		$(25,927)

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2015, the three-month London Interbank Offered Rate, or LIBOR, was 0.61% and the U.S. Prime Lending Rate, or Prime, was 3.50%.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 7).

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

(e)	Security or portion thereof held within Burholme Funding LLC, or Burholme Funding, and is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage, Inc., or BNPP. Securities held within Burholme Funding may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, subject to the terms and conditions governing the prime brokerage facility with BNPP (see Note 8).

(f)	Security or portion thereof held within Dunlap Funding LLC, or Dunlap Funding, and is pledged as collateral supporting the amounts outstanding under a revolving credit facility with Deutsche Bank AG, New York Branch, or Deutsche Bank (see Note 8).

(g)	Security or portion thereof held within Jefferson Square Funding LLC, or Jefferson Square Funding, and is pledged as collateral supporting the amounts outstanding under a term loan credit facility with JPMorgan Chase Bank, National Association, or JPM (see Note 8).

(h)	Security or portion thereof held within Chestnut Hill Funding LLC, or Chestnut Hill Funding, and is pledged as collateral supporting the amounts outstanding under a revolving credit facility with Capital One, National Association (see Note 8).

(i)	Security or portion thereof held within Germantown Funding LLC, or Germantown Funding, and is pledged as collateral supporting the amounts outstanding under the notes issued to Society Hill Funding LLC, or Society Hill Funding, pursuant to an indenture with Citibank, N.A., or Citibank, as trustee (see Note 8).

(j)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended, or the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of December 31, 2015, 83.6% of the Company’s total assets represented qualifying assets. In addition, as described in Note 8, the Company also calculates its compliance with the qualifying asset test on a “look through” basis by disregarding the value of the Company’s total return swap and treating each loan underlying the total return swap as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 80.7% of the Company’s total assets represented qualifying assets as of December 31, 2015.

(k)	Position or portion thereof unsettled as of December 31, 2015.

(l)	Security is an unfunded commitment. The stated rate reflects the spread disclosed at the time of commitment and may not indicate the actual rate received upon funding.

(m)	Security is non-income producing.

(n)	Security was on non-accrual status as of December 31, 2015.

(o)	Security held within FSIC III Investments, Inc., a wholly-owned subsidiary of the Company.

(p)	Security held within IC III Arches Investments, LLC, a wholly-owned subsidiary of the Company.

(q)	Security held within IC III Altus Investments, LLC, a wholly-owned subsidiary of the Company.

(r)	Security or portion thereof held within Burholme Funding has been rehypothecated under Rule 15c-1(a)(1) of the Exchange Act, subject to the terms and conditions governing the prime brokerage facility with BNPP (see Note 8). As of December 31, 2015 the fair value of securities rehypothecated by BNPP was $144,041.

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

(s)	Includes 250,000 NewStar Financial, Inc., or NewStar, warrants, which is the maximum number of warrants that the Company will forfeit in the event that the Company declines to fund additional subordinated debt investments in NewStar in an amount not to exceed $6,250, upon the request of NewStar.

(t)	Represents the maximum number of NewStar warrants that the Company will forfeit in the event that the Company declines to fund additional subordinated debt investments in NewStar in an amount not to exceed $6,250, upon the request of NewStar.

See notes to consolidated financial statements.

FS Investment Corporation III

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Investment Corporation III, or the Company, was incorporated under the general corporation laws of the State of Maryland on June 7, 2013 and formally commenced investment operations on April 2, 2014 upon raising gross proceeds in excess of $2,500, or the minimum offering requirement, from sales of shares of its common stock in its continuous public offering to persons who were not affiliated with the Company or the Company’s investment adviser, FSIC III Advisor, LLC, or FSIC III Advisor, a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act, and an affiliate of the Company. Prior to satisfying the minimum offering requirement, the Company had no operations except for matters relating to its organization.

The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, the Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of December 31, 2016, the Company had seven wholly-owned financing subsidiaries, three wholly-owned subsidiaries through which it holds interests in non-controlled portfolio companies and one wholly-owned subsidiary through which it expects to hold interests in non-controlled portfolio companies. The consolidated financial statements include both the Company’s accounts and the accounts of its wholly-owned subsidiaries as of December 31, 2016. All significant intercompany transactions have been eliminated in consolidation. One of the Company’s consolidated subsidiaries is subject to U.S. federal and state income taxes.

The Company’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation by investing primarily in senior secured loans and second lien secured loans of private U.S. companies. The Company seeks to generate superior risk-adjusted returns by focusing on debt investments in a broad array of private U.S. companies, including middle market companies, which the Company defines as companies with annual revenues of $50 million to $2.5 billion at the time of investment. The Company may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from the Company’s target companies as primary market or directly originated investments. In connection with the Company’s debt investments, the Company may on occasion receive equity interests such as warrants or options as additional consideration. The Company may also purchase or otherwise acquire minority interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in the Company’s target companies, generally in conjunction with one of the Company’s debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of the Company’s portfolio may be comprised of corporate bonds, collateralized loan obligations, or CLOs, other debt securities and derivatives, including total return swaps and credit default swaps.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying audited consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP. The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Update No. 2013-08, Financial Services—Investment Companies. The Company has evaluated the impact of subsequent events through the date the consolidated financial statements were issued and filed with the U.S. Securities and Exchange Commission, or the SEC.

Use of Estimates: The preparation of the audited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share amounts.

Cash and Cash Equivalents: The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. All cash balances are maintained with high credit quality financial institutions, which are members of the Federal Deposit Insurance Corporation.

Valuation of Portfolio Investments: The Company determines the net asset value of its investment portfolio each quarter. Securities are valued at fair value as determined in good faith by the Company’s board of directors. In connection with that determination, FSIC III Advisor provides the Company’s board of directors with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by independent third-party valuation services.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board, or the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

With respect to investments for which market quotations are not readily available, the Company undertakes a multi-step valuation process each quarter, as described below:

●	the Company’s quarterly fair valuation process begins with FSIC III Advisor’s management team reviewing and documenting valuations of each portfolio company or investment, which valuations may be obtained from an independent third-party valuation service, if applicable;

●	FSIC III Advisor’s management team then provides the valuation committee with preliminary valuations for each portfolio company or investment;

●	preliminary valuations are then discussed with the valuation committee;

●	the Company’s valuation committee reviews the preliminary valuations and FSIC III Advisor’s management team, together with its independent third-party valuation services, if applicable, supplement the preliminary valuations to reflect any comments provided by the valuation committee;

●	following its review, the valuation committee will recommend that the Company’s board of directors approve the fair valuations; and

●	the Company’s board of directors discusses the valuations and determines the fair value of each such investment in the Company’s portfolio in good faith based on various statistical and other factors, including the input and recommendation of FSIC III Advisor, the valuation committee and any independent third-party valuation services, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Company’s audited consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Company’s consolidated financial statements. In making its determination of fair value, the Company’s board of directors may use any approved independent third-party pricing or valuation services. However, the Company’s board of directors is not required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information obtained from FSIC III Advisor or any approved independent third-party valuation or pricing service that the Company’s board of directors deems to be reliable in determining fair value under the circumstances. Below is a description of factors that FSIC III Advisor’s management team, any approved independent third-party valuation services and the Company’s board of directors may consider when determining the fair value of the Company’s investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Company may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing the Company’s debt investments.

For convertible debt securities, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

The Company’s equity interests in portfolio companies for which there is no liquid public market are valued at fair value. The Company’s board of directors, in its determination of fair value, may consider various factors, such as multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Company’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

FSIC III Advisor’s management team, any approved independent third-party valuation services and the Company’s board of directors may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. FSIC III Advisor’s management team, any approved independent third-party valuation services and the Company’s board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the smaller size of portfolio companies relative to comparable firms, as well as such other factors as the Company’s board of directors, in consultation with FSIC III Advisor’s management team and any approved independent third-party valuation services, if applicable, may consider relevant in assessing fair value. Generally, the value of the Company’s equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

When the Company receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. The Company’s board of directors subsequently values these warrants or other equity securities received at their fair value.

The fair values of the Company’s investments are determined in good faith by the Company’s board of directors. The Company’s board of directors is solely responsible for the valuation of the Company’s portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and consistently applied valuation process. The Company’s board of directors has delegated day-to-day responsibility for implementing its valuation policy to FSIC III Advisor’s management team, and has authorized FSIC III Advisor’s management team to utilize independent third-party valuation and pricing services that have been approved by the Company’s board of directors. The valuation committee is responsible for overseeing FSIC III Advisor’s implementation of the valuation process.

The Company values its total return swap, or TRS, between its wholly-owned financing subsidiary, Center City Funding LLC, or Center City, and Citibank, N.A., or Citibank, in accordance with the agreements between Center City and Citibank that collectively established the TRS, which agreements are collectively referred to herein as the TRS Agreement. Pursuant to the TRS Agreement, the value of the TRS is based on the increase or decrease in the value of the

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

loans underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The loans underlying the TRS are valued by Citibank. Citibank bases its valuation on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations are sent to the Company for review and testing. The valuation committee of the Company’s board of directors, or the valuation committee, and board of directors review and approve the value of the TRS, as well as the value of the loans underlying the TRS, on a quarterly basis. To the extent the Company’s valuation committee or board of directors has any questions or concerns regarding the valuation of the loans underlying the TRS, such valuation is discussed or challenged pursuant to the terms of the TRS Agreement. See Note 8 for a discussion of the TRS.

Revenue Recognition: Security transactions are accounted for on the trade date. The Company records interest income on an accrual basis to the extent that it expects to collect such amounts. The Company records dividend income on the ex-dividend date. The Company does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Company’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Company considers many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Company will receive any previously accrued interest, then the interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Company’s judgment. Loan origination fees, original issue discount and market discount are capitalized and the Company amortizes such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. The Company records prepayment premiums on loans and securities as fee income when it receives such amounts.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Capital Gains Incentive Fee: The Company entered into an investment advisory and administrative services agreement with FSIC III Advisor, dated as of December 20, 2013, which was amended and restated on August 6, 2014, and which, as amended and restated, is referred to herein as the investment advisory and administrative services agreement. Pursuant to the terms of the investment advisory and administrative services agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of such agreement). Such fee will equal 20.0% of the Company’s incentive fee capital gains (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

While the investment advisory and administrative services agreement neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute of Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, the Company includes unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to FSIC III Advisor if the Company’s entire portfolio was liquidated at its fair value as of the balance sheet date even though FSIC III Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Based on an interpretation of the applicable language in the Advisers Act by the staff of the Division of Investment Management of the SEC, the Company “looks through” its total return swap, or TRS, in calculating the capital gains incentive fee. Under this “look through” methodology, the portion of the net settlement payments received by the Company pursuant to the TRS which would have represented net investment income to the Company had the Company held the loans underlying the TRS directly is treated as net investment income subject to the subordinated incentive fee on income payable to FSIC III Advisor pursuant to the investment advisory and administrative services agreement, rather than as realized capital gains in accordance with GAAP, and any unrealized depreciation on individual loans underlying the TRS further reduces the capital gains incentive fee payable to FSIC III Advisor with respect to realized gains. See Note 8 for a discussion of the TRS.

Subordinated Income Incentive Fee: Pursuant to the investment advisory and administrative services agreement, FSIC III Advisor may also be entitled to receive a subordinated incentive fee on income. The subordinated incentive fee on income, which is calculated and payable quarterly in arrears, equals 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital equal to 1.875% per quarter, or an annualized hurdle rate of 7.5%. For purposes of this fee, “adjusted capital” means cumulative gross proceeds generated from sales of the Company’s common stock (including proceeds from its distribution reinvestment plan) reduced for amounts paid for share repurchases pursuant to the Company’s share repurchase program. As a result, FSIC III Advisor will not earn this part of the incentive fee for any quarter

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FSIC III Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.34375% of adjusted capital, or 9.375% annually. Thereafter, FSIC III Advisor will be entitled to receive 20.0% of the Company’s pre-incentive fee net investment income.

Income Taxes: The Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify for and maintain qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements, as well as distribute to its stockholders, for each tax year, at least 90% of its “investment company taxable income,” which is generally the Company’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, determined without regard to any deduction for distributions paid. As a RIC, the Company will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its stockholders. The Company intends to make distributions in an amount sufficient to qualify for and maintain its RIC tax status each tax year and to not pay any U.S. federal income taxes on income so distributed. The Company is also subject to nondeductible federal excise taxes if it does not distribute in respect of each calendar year an amount at least equal to the sum of 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes. The Company accrued $281, $95 and $0 in estimated excise taxes payable in respect of income received during the years ended December 31, 2016, 2015 and 2014, respectively. During the years ended December 31, 2016, 2015 and 2014, the Company paid $260, $0 and $0, respectively, in excise taxes.

Uncertainty in Income Taxes: The Company evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Company’s consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in its consolidated statements of operations. During the years ended December 31, 2016, 2015 and 2014, the Company did not incur any interest or penalties.

The Company has analyzed the tax positions taken on federal and state income tax returns for all open tax years, and has concluded that no provision for income tax for uncertain tax positions is required in the Company’s financial statements. The Company’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Distributions: Distributions to the Company’s stockholders are recorded as of the record date. Subject to applicable legal restrictions and the sole discretion of the Company’s board of directors, the Company currently intends to declare regular cash distributions on a quarterly basis and pay such distributions on a monthly basis to stockholders of record, determined on a weekly basis. Net realized capital gains, if any, are distributed or deemed distributed at least annually.

Organization Costs: Organization costs include, among other things, the cost of incorporating, including the cost of legal services and other fees pertaining to the Company’s organization. These costs were expensed as incurred (see Note 4).

Offering Costs: Offering costs primarily include, among other things, marketing expenses and printing, legal and due diligence fees and other costs pertaining to the Company’s continuous public offering of shares of its common stock. Historically, the Company has charged offering costs against capital in excess of par value on its consolidated balance sheets. Following recent discussions with the Staff of the Division of Investment Management of the SEC, the Company has decided to change its accounting treatment of offering costs and defer and amortize such costs to expense over twelve months. The Company evaluated this change in accounting treatment of offering costs, which it implemented effective January 1, 2016, and determined that it did not have a material impact on the Company’s consolidated financial position, results of operations or cash flows (see Note 4).

Partial Loan Sales: The Company follows the guidance in Accounting Standards Codification Topic 860, Transfers and Servicing, or ASC Topic 860, when accounting for loan participations and other partial loan sales. This guidance requires a participation or other partial loan sale to meet the definition of a participating interest, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain on the Company’s consolidated balance sheets and the proceeds are recorded as a secured borrowing until the participation or other partial loan sale meets the definition. Secured borrowings are carried at fair value to correspond with the related investments, which are carried at fair value. See Note 8 for additional information.

Reclassifications: Certain amounts in the consolidated financial statements for the years ended December 31, 2015 and 2014 have been reclassified to conform to the classifications used to prepare the consolidated financial statements for the year ended December 31, 2016. These reclassifications had no material impact on the Company’s consolidated financial position, results of operations or cash flows as previously reported.

In April 2015, the Financial Accounting Standards Board, or the FASB, issued Accounting Standards Update No. 2015-03, Interest—Imputation of Interest, or ASU 2015-03, to simplify the presentation of debt issuance costs in financial statements. Under pre-existing guidance, debt issuance costs were recognized as a deferred charge and presented as an asset on the balance sheet. ASU 2015-03 requires that debt issuance costs related to a recognized liability for indebtedness be presented in the balance sheet as a direct deduction from the carrying amount of that liability, consistent with debt discounts. In August 2015, the FASB issued Accounting Standards Update No. 2015-15, Interest—Imputation of Interest, or ASU 2015-15, to update the

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

guidance to include SEC staff views regarding the presentation and subsequent measurement of debt issuance costs related to line-of-credit arrangements. Given the absence of authoritative guidance within ASU 2015-03 for debt issuance costs related to line-of-credit arrangements, the SEC indicated that it would not object to an entity deferring and presenting debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement, regardless of whether there are any outstanding borrowings on the line-of-credit arrangement.

Commencing January 1, 2016, the Company adopted ASU 2015-03 and changed its method of disclosing debt issuance costs for its repurchase agreement and term loan credit facility. ASU 2015-03 affects the presentation and disclosure of such costs in the Company’s financial statements. There is no change to the Company’s recognition and measurement of debt issuance costs. In accordance with ASU 2015-15, the Company elected to continue to present debt issuance costs associated with line-of-credit arrangements as an asset, unchanged from its prior method of disclosure.

Comparative financial statements of prior interim and annual periods have been adjusted to apply the new method retrospectively. The adoption and retrospective adjustment of ASU 2015-03 had no material impact on the Company’s consolidated financial position, results of operations or cash flows as previously reported.

Note 3. Share Transactions

Below is a summary of transactions with respect to shares of the Company’s common stock during the years ended December 31, 2016, 2015 and 2014:

	Year Ended December 31,
	2016		2015		2014
	Shares	Amount	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	23,906,651	$203,804	137,078,118	$1,324,880	96,364,376	$954,837
Reinvestment of Distributions	11,789,088	96,669	7,283,080	63,285	1,195,854	11,313

Total Gross Proceeds	35,695,739	300,473	144,361,198	1,388,165	97,560,230	966,150
Commissions and Dealer Manager Fees	—	(9,992)	—	(118,630)	—	(88,780)

Net Proceeds to Company	35,695,739	290,481	144,361,198	1,269,535	97,560,230	877,370
Share Repurchase Program	(4,612,315)	(38,060)	(669,010)	(5,878)	(4,050)	(36)

Net Proceeds to Company from Share Transactions	31,083,424	$252,421	143,692,188	$1,263,657	97,556,180	$877,334

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

Status of Continuous Public Offering

Since commencing its continuous public offering and through February 28, 2017, the Company has issued 280,778,112 shares of common stock for gross proceeds of $2,681,451. As of February 28, 2017, the Company had raised total gross proceeds of $2,693,438, including $200 of seed capital contributed by the principals of FSIC III Advisor in October 2013 and $11,787 in proceeds raised in a private placement completed in April 2014 from the principals of FSIC III Advisor, certain members of the Company’s board of directors and other individuals and entities affiliated with FSIC III Advisor and GSO / Blackstone Debt Funds Management LLC, or GDFM, the Company’s investment sub-adviser (see Note 4).

During the years ended December 31, 2016, 2015 and 2014, the Company issued 35,695,739, 144,361,198 and 97,560,230 shares of common stock for gross proceeds of $300,473, $1,388,165 and $966,150 at an average price per share of $8.42, $9.62 and $9.90, respectively. The gross proceeds received during the years ended December 31, 2016, 2015 and 2014, include reinvested stockholder distributions of $96,669, $63,285 and $11,313 for which the Company issued 11,789,088, 7,283,080 and 1,195,854 shares of common stock, respectively. During the period from January 1, 2017 to February 28, 2017, the Company issued 4,470,584 shares of common stock for gross proceeds of $38,450 at an average price per share of $8.60.

The proceeds from the issuance of common stock as presented on the Company’s consolidated statements of changes in net assets and consolidated statements of cash flows are presented net of selling commissions and dealer manager fees of $9,992, $118,630 and $88,780 for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company is currently offering shares of its common stock pursuant to its continuous public offering only to persons who purchase through investment advisors whose contracts for investment advisory and related services include a fixed or “wrap” fee or other asset-based fee arrangement, and who are collectively referred to herein as Advisors, and to certain affiliated investors who purchase through FS Investment Solutions, LLC (formerly FS2 Capital Partners, LLC), or FS Investment Solutions, the Company’s dealer manager for the continuous public offering. Sales of shares of the Company’s common stock through Advisors is referred to herein as the Institutional Channel. In February 2016, the Company closed its continuous public offering to investors investing through the IBD Channel, or the IBD Channel closing. As used herein, the IBD Channel refers to sales of shares of the Company’s common stock through broker-dealers (other than the dealer manager) that are members of the Financial Industry Regulatory Authority, or FINRA, and other properly licensed financial securities firms whose contracts for investment advisory and related services do not include a fixed or “wrap” fee or other asset-based fee arrangement, and who are collectively referred to herein as selected broker-dealers. Historically, sales through the IBD Channel have constituted the majority of shares sold in the Company’s continuous public offering.

Prior to the IBD Channel closing, shares of the Company’s common stock in its continuous public offering were subject to a sales load of up to 10.0% of the public offering price, which consisted of selling commissions and dealer manager fees of up to 7.0% and 3.0%, respectively, of the public offering price. Following the IBD Channel closing, shares of common stock in its

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

continuous public offering have been sold at an institutional offering price that does not include any selling commissions or dealer manager fees. The institutional offering price as of December 31, 2016 was $8.55 per share; however, to the extent that the Company’s net asset value per share increases, the Company will sell at a price necessary to ensure that shares are not sold at a price per share that is below the Company’s net asset value per share. In the event of a material decline in the Company’s net asset value per share, which the Company considers to be a 2.5% decrease below the Company’s then-current institutional offering price, the Company will reduce its institutional offering price in order to establish a new institutional offering price that is not more than 2.5% above the Company’s net asset value per share.

Share Repurchase Program

The Company intends to continue to conduct quarterly tender offers pursuant to its share repurchase program. The Company’s board of directors will consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase shares and under what terms:

●	the effect of such repurchases on the Company’s qualification as a RIC (including the consequences of any necessary asset sales);

●	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);

●	the Company’s investment plans and working capital requirements;

●	the relative economies of scale with respect to the Company’s size;

●	the Company’s history in repurchasing shares of common stock or portions thereof; and

●	the condition of the securities markets.

The Company currently intends to limit the number of shares of common stock to be repurchased during any calendar year to the number of shares of common stock it can repurchase with the proceeds it receives from the issuance of shares of common stock under its distribution reinvestment plan. At the discretion of the Company’s board of directors, the Company may also use cash on hand, cash available from borrowings and cash from the liquidation of securities investments as of the end of the applicable period to repurchase shares of common stock. In addition, the Company will limit the number of shares of common stock to be repurchased in any calendar year to 10% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter, though the actual number of shares of common stock that the Company offers to repurchase may be less in light of the limitations noted above. The Company currently intends to offer to repurchase such shares of common stock on each date of repurchase at a price equal to the institutional offering price in effect on the date of repurchase. In months in which the Company repurchases shares of common stock pursuant to its share repurchase program, it expects to conduct repurchases on the same date that it holds its first weekly closing in such month for the sale of shares of common stock in its continuous public offering. The Company’s board of directors may amend, suspend or terminate the share repurchase program at any time upon 30 days’ notice.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

The following table provides information concerning the Company’s repurchases of shares of its common stock pursuant to its share repurchase program during the years ended December 31, 2016, 2015 and 2014:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Percentage of Outstanding Shares Repurchased as of the Repurchase Date	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2014
September 30, 2014	October 1, 2014	4,050	100%	0.01%	$9.000	$36
Fiscal 2015
December 31, 2014	January 7, 2015	16,692	100%	0.02%	$8.865	$148
March 31, 2015	April 1, 2015	60,626	100%	0.05%	$8.955	$543
June 30, 2015	July 8, 2015	316,818	100%	0.19%	$8.955	$2,837
September 30, 2015	October 7, 2015	274,874	100%	0.13%	$8.550	$2,350
Fiscal 2016
December 31, 2015	January 6, 2016	569,282	100%	0.24%	$8.145	$4,637
March 31, 2016	April 6, 2016	1,042,946	100%	0.40%	$7.875	$8,213
June 30, 2016	July 6, 2016	969,112	100%	0.37%	$8.190	$7,937
September 30, 2016	October 5, 2016	2,030,975	100%	0.76%	$8.505	$17,273

On January 4, 2017, the Company repurchased 1,536,048 shares of common stock (representing 100% of the shares of common stock tendered for repurchase and 0.56% of the shares outstanding as of such date) at $8.550 per share for aggregate consideration totaling $13,133.

Note 4. Related Party Transactions

Compensation of the Investment Adviser and Dealer Manager

Pursuant to the investment advisory and administrative services agreement, FSIC III Advisor is entitled to an annual base management fee of 2.0% of the average weekly value of the Company’s gross assets and an incentive fee based on the Company’s performance. The Company commenced accruing fees under the investment advisory and administrative services agreement on April 2, 2014, upon commencement of the Company’s investment operations. Management fees are paid on a quarterly basis in arrears. Effective February 3, 2017, FSIC III Advisor has agreed to permanently waive a portion of the base management fee so that the fee received equals 1.75% of the Company’s average weekly gross assets.

The incentive fee consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, equals 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital, equal to 1.875% per quarter, or an annualized hurdle rate of 7.5%. For purposes of this fee, “adjusted capital” means cumulative gross proceeds generated from sales of the Company’s common stock (including proceeds from its distribution reinvestment plan) reduced for amounts paid for share repurchases pursuant to the Company’s share repurchase program. As a result, FSIC III Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FSIC III Advisor will be entitled to a

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

“catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.34375%, or 9.375% annually, of adjusted capital. This “catch-up” feature allows FSIC III Advisor to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, FSIC III Advisor will be entitled to receive 20.0% of the Company’s pre-incentive fee net investment income.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee equals 20.0% of the Company’s incentive fee capital gains (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. The Company accrues for the capital gains incentive fee, which, if earned, is paid annually. The Company accrues the capital gains incentive fee based on net realized and unrealized gains; however, under the terms of the investment advisory and administrative services agreement, the fee payable to FSIC III Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized. See Note 2 for a discussion of the treatment of the TRS with respect to the calculation of the capital gains incentive fee.

Pursuant to an investment sub-advisory agreement between FSIC III Advisor and GDFM, or the investment sub-advisory agreement, GDFM will receive 50% of all management and incentive fees payable to FSIC III Advisor under the investment advisory and administrative services agreement with respect to each year.

The Company reimburses FSIC III Advisor for expenses necessary to perform services related to the Company’s administration and operations, including FSIC III Advisor’s allocable portion of the compensation and related expenses of certain personnel of Franklin Square Holdings, L.P., or FS Investments, the Company’s sponsor and an affiliate of FSIC III Advisor, providing administrative services to the Company on behalf of FSIC III Advisor. The amount of this reimbursement is set at the lesser of (1) FSIC III Advisor’s actual costs incurred in providing such services and (2) the amount that the Company estimates it would be required to pay alternative service providers for comparable services in the same geographic location. FSIC III Advisor allocates the cost of such services to the Company based on factors such as assets, revenues, time allocations and/or other reasonable metrics. The Company’s board of directors reviews the methodology employed in determining how the expenses are allocated to the Company and the proposed allocation of administrative expenses among the Company and certain affiliates of FSIC III Advisor. The Company’s board of directors then assesses the reasonableness of such reimbursements for expenses allocated to the Company based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party service providers known to be available. In addition, the Company’s board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Company’s board of directors compares the total amount paid to FSIC III Advisor for such services as a percentage of the Company’s net assets to the same

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

ratio as reported by other comparable BDCs. The Company does not reimburse FSIC III Advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of FSIC III Advisor.

Under the investment advisory and administrative services agreement, the Company, either directly or through reimbursement to FSIC III Advisor or its affiliates, is responsible for its organization and offering costs in an amount up to 1.5% of gross proceeds raised in the Company’s continuous public offering. Organization and offering costs primarily include legal, accounting, printing and other expenses relating to the Company’s continuous public offering, including costs associated with technology integration between the Company’s systems and those of its selected broker-dealers, marketing expenses, salaries and direct expenses of FSIC III Advisor’s personnel, employees of its affiliates and others while engaged in registering and marketing the Company’s common stock, which includes the development of marketing materials and presentations, training and educational meetings, and generally coordinating the marketing process for the Company.

Prior to satisfaction of the minimum offering requirement and for a period of time thereafter, FS Investments funded certain of the Company’s organization and offering costs. Following this period, the Company has paid certain of its organization and offering costs directly and reimbursed FSIC III Advisor for offering costs incurred by FSIC III Advisor on the Company’s behalf, including marketing expenses, salaries and other direct expenses of FSIC III Advisor’s personnel and employees of its affiliates while engaged in registering and marketing the Company’s shares of common stock. Organization and offering costs funded directly by FS Investments were recorded by the Company as a contribution to capital. The offering costs were offset against capital in excess of par value on the consolidated financial statements and the organization costs were charged to expense as incurred by the Company. All other offering costs, including costs incurred directly by the Company, amounts reimbursed to FSIC III Advisor for ongoing offering costs and any reimbursements paid to FS Investments for organization and offering costs previously funded, are recorded as a reduction of capital. Commencing January 1, 2016, offering costs incurred by the Company are deferred and amortized to expense over twelve months (see Note 2).

Since June 7, 2013 (Inception) through December 31, 2014, FS Investments funded $3,801 in organization and offering costs, all of which were reimbursed during the period from April 2, 2014 (Commencement of Operations) through December 31, 2014. The reimbursements were recorded as a reduction of capital. During the year ended December 31, 2016, FS Investments did not fund any of the Company’s organization and offering costs. As of December 31, 2016, no amounts remain reimbursable to FSIC III Advisor and its affiliates under this arrangement.

The dealer manager for the Company’s continuous public offering is FS Investment Solutions, which is one of the Company’s affiliates. Prior to the IBD Channel closing, the dealer manager was entitled under the dealer manager agreement, dated as of December 20, 2013, by and among the Company, FSIC III Advisor and FS Investment Solutions, or the dealer manager agreement, to receive selling commissions and dealer manager fees in connection with the sale of shares of common stock in the Company’s continuous public offering, all or a portion of which could be re-allowed to selected broker-dealers. Following the IBD Channel closing, the dealer manager has waived its right to receive any selling commissions or dealer manager fees in

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

connection with shares of the Company’s common stock sold pursuant to the Company’s continuous public offering and, as a result, no selling commissions or dealer manager fees will be paid to the dealer manager from that date forward.

The following table describes the fees and expenses the Company accrued under the investment advisory and administrative services agreement and the dealer manager fees FS Investment Solutions received under the dealer manager agreement during the years ended December 31, 2016, 2015 and 2014:

			Year Ended December 31,
Related Party	Source Agreement	Description	2016	2015	2014
FSIC III Advisor	Investment Advisory and Administrative Services Agreement	Base Management Fee(1)	$67,573	$39,493	$6,323
FSIC III Advisor	Investment Advisory and Administrative Services Agreement	Subordinated Incentive Fee on Income(2)	$39,754	$20,222	$—
FSIC III Advisor	Investment Advisory and Administrative Services Agreement	Administrative Services Expenses(3)	$2,922	$2,045	$435
FSIC III Advisor	Investment Advisory and Administrative Services Agreement	Offering Costs(4)	$1,521	$3,504	$2,494
FS Investment Solutions	Dealer Manager Agreement	Dealer Manager Fee(5)	$1,961	$22,411	$16,845

(1)	During the years ended December 31, 2016, 2015 and 2014, $0, $598 and $2,559, respectively, in base management fees were applied to offset the liability of FS Investments under the expense reimbursement agreement (see “—Expense Reimbursement” below) and $63,761, $28,648 and $0, respectively, in net base management fees were paid to FSIC III Advisor. As of December 31, 2016, $17,823 in base management fees were payable to FSIC III Advisor.

(2)	During the years ended December 31, 2016, 2015 and 2014, $39,256, $8,397 and $0, respectively, of subordinated incentive fees on income were paid to FSIC III Advisor. As of December 31, 2016, a subordinated incentive fee on income of $12,323 was payable to FSIC III Advisor.

(3)	During the years ended December 31, 2016, 2015 and 2014, $2,766, $1,875 and $384, respectively, of the accrued administrative services expenses related to the allocation of costs of administrative personnel for services rendered to the Company by FSIC III Advisor and the remainder related to other reimbursable expenses. The Company paid $3,045, $1,493 and $232 in administrative services expenses to FSIC III Advisor during the years ended December 31, 2016, 2015 and 2014, respectively.

(4)	During the years ended December 31, 2016, 2015 and 2014, the Company incurred offering costs of $2,250, $6,200 and $4,479, respectively, of which $1,521, $3,504 and $2,494, respectively, generally related to the reimbursement of marketing expenses, salaries and direct expenses of FSIC III Advisor’s employees and employees of its affiliates while engaged in registering and marketing the Company’s shares of common stock. See Note 2 for a discussion regarding the Company’s change in accounting treatment of offering costs.

(5)	Represents aggregate dealer manager fees retained by FS Investment Solutions and not re-allowed to selected broker-dealers. Following the IBD Channel closing, the dealer manager has waived its right to receive any selling commissions or dealer manager fees in connection with shares of the Company’s common stock sold pursuant to the Company’s continuous public offering. The fees reflected for the year ended December 31, 2016 represent fees retained by FS Investment Solutions prior to the IBD Channel closing in February 2016.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Capital Contributions by FSIC III Advisor and GDFM

In October 2013, pursuant to a private placement, Michael C. Forman and David J. Adelman, the principals of FSIC III Advisor, contributed an aggregate of $200, which was used in its entirety to purchase 22,222 shares of common stock at $9.00 per share, which represented the initial public offering price of $10.00 per share, excluding selling commissions and dealer manager fees. The principals will not tender these shares of common stock for repurchase as long as FSIC III Advisor remains the Company’s investment adviser.

In April 2014, pursuant to a private placement, Messrs. Forman (through an affiliated entity) and Adelman purchased 111,111 additional shares of common stock at $9.00 per share, which represented the initial public offering price of $10.00 per share, excluding selling commissions and dealer manager fees. The principals will not tender these shares of common stock for repurchase as long as FSIC III Advisor remains the Company’s investment adviser. In connection with the same private placement, certain members of the Company’s board of directors and other individuals and entities affiliated with FSIC III Advisor purchased 640,194 shares of common stock, and certain individuals and entities affiliated with GDFM purchased 558,334 shares of common stock, in each case at a price of $9.00 per share, which represented the initial public offering price of $10.00 per share, excluding selling commissions and dealer manager fees. In connection with the private placement, the Company sold an aggregate of 1,309,639 shares of common stock for aggregate proceeds of $11,787 upon satisfying the minimum offering requirement on April 2, 2014. As of February 28, 2017, the Company has issued an aggregate of 2,036,018 shares of common stock for aggregate proceeds of $18,116 to members of the Company’s board of directors and other individuals and entities affiliated with FSIC III Advisor and GDFM, including shares of common stock sold to Messrs. Forman and Adelman in October 2013 and shares sold in the private placement completed in April 2014.

Potential Conflicts of Interest

FSIC III Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of FB Income Advisor, LLC, FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC IV Advisor, LLC and FS Global Advisor, LLC, the investment advisers to certain other BDCs and a closed-end management investment company affiliated with FS Investments and such personnel may serve in similar or other capacities for investment advisers for future investment vehicles affiliated with FS Investments. As a result, such personnel provide investment advisory services to the Company and each of FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation IV and FS Global Credit Opportunities Fund. While none of FSIC III Advisor, FB Income Advisor, LLC, FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC IV Advisor, LLC or FS Global Advisor, LLC is currently making private corporate debt investments for clients other than the Company, FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation IV or FS Global Credit Opportunities Fund, respectively, any, or all, may do so in the future. In the event that FSIC III Advisor undertakes to provide investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Company’s investment objectives and strategies, if necessary, so that the Company will not be disadvantaged in relation to any other client of FSIC III Advisor or its management team. In addition, even in the absence of FSIC III Advisor retaining additional

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

clients, it is possible that some investment opportunities may be provided to FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation IV and/or FS Global Credit Opportunities Fund rather than to the Company.

Exemptive Relief

As a BDC, the Company is subject to certain regulatory restrictions in making its investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term. In an order dated June 4, 2013, the SEC granted exemptive relief to affiliates of the Company, upon which the Company may rely, and which permits the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FSIC III Advisor, including FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation IV and any future BDCs that are advised by FSIC III Advisor or its affiliated investment advisers, or collectively the Company’s co-investment affiliates. The Company believes this relief has and may continue to enhance its ability to further its investment objectives and strategies. The Company believes this relief may also increase favorable investment opportunities for it, in part, by allowing the Company to participate in larger investments, together with its co-investment affiliates, than would be available to the Company if such relief had not been obtained. Because the Company’s affiliates did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, the Company is permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance (e.g. where price is the only negotiated term).

Expense Reimbursement

Pursuant to the expense support and conditional reimbursement agreement, dated as of December 20, 2013, by and between FS Investments and the Company, or the expense reimbursement agreement, FS Investments has agreed to reimburse the Company for expenses in an amount that is sufficient to ensure that no portion of the Company’s distributions to stockholders will be paid from its offering proceeds or borrowings. However, because certain investments the Company may make, including preferred and common equity investments, may generate dividends and other distributions to the Company that are treated for tax purposes as a return of capital, a portion of the Company’s distributions to stockholders may also be deemed to constitute a return of capital to the extent that the Company may use such dividends or other distribution proceeds to fund its distributions to stockholders. Under those circumstances, FS Investments will not reimburse the Company for the portion of such distributions to stockholders that represent a return of capital, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions to stockholders.

Under the expense reimbursement agreement, FS Investments will reimburse the Company for expenses in an amount equal to the difference between the Company’s cumulative distributions paid to its stockholders in each quarter, less the sum of the Company’s net investment company taxable income, net capital gains and dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies (to the extent such amounts are not included in net investment company taxable income or net capital gains) in each quarter.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Pursuant to the expense reimbursement agreement, the Company has a conditional obligation to reimburse FS Investments for any amounts funded by FS Investments under such agreement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which FS Investments funded such amount, the sum of the Company’s net investment company taxable income, net capital gains and the amount of any dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies (to the extent not included in net investment company taxable income or net capital gains) exceeds the regular cash distributions paid by the Company to its stockholders; provided, however, that (i) the Company will only reimburse FS Investments for expense support payments made by FS Investments with respect to any calendar quarter to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense support payments received by the Company during such fiscal year) to exceed the lesser of (A) 1.75% of the Company’s average net assets attributable to shares of its common stock for the fiscal year-to-date period after taking such payments into account and (B) the percentage of the Company’s average net assets attributable to shares of its common stock represented by “other operating expenses” during the fiscal year in which such expense support payment from FS Investments was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from FS Investments made during the same fiscal year) and (ii) the Company will not reimburse FS Investments for expense support payments made by FS Investments for any calendar quarter if the annualized rate of regular cash distributions declared by the Company at the time of such reimbursement payment is less than the annualized rate of regular cash distributions declared by the Company at the time FS Investments made the expense support payment to which such reimbursement payment relates. The Company is not obligated to pay interest on the reimbursements it is required to make to FS Investments under the expense reimbursement agreement. “Other operating expenses” means the Company’s total “operating expenses” (as defined below), excluding base management fees, incentive fees, offering and organization expenses, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.

The Company or FS Investments may terminate the expense reimbursement agreement at any time. FS Investments has indicated that it expects to continue such reimbursements until it deems that the Company has achieved economies of scale sufficient to ensure that it bears a reasonable level of expenses in relation to its income. The specific amount of expenses reimbursed by FS Investments, if any, will be determined at the end of each quarter. Upon termination of the expense reimbursement agreement by FS Investments, FS Investments will be required to fund any amounts accrued thereunder as of the date of termination. Similarly, the Company’s conditional obligation to reimburse FS Investments pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement by either party.

As of December 31, 2015, there were no reimbursements payable to the Company from FS Investments. During the year ended December 31, 2016, the Company did not accrue any amounts for expense reimbursements that FS Investments has agreed to pay. During the year

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

ended December 31, 2016, the Company did not receive any cash reimbursements from FS Investments. As of December 31, 2016, the Company had no reimbursements due from FS Investments.

As discussed above, under the expense reimbursement agreement, amounts reimbursed to the Company by FS Investments may become subject to repayment by the Company in the future. During the year ended December 31, 2016, the Company paid $218 in expense recoupments to FS Investments. As of December 31, 2016, the Company did not have expense recoupments due to FS Investments and no further amounts remain subject to repayment by the Company to FS Investments in the future.

FS Investments is controlled by the Company’s chairman, president and chief executive officer, Michael C. Forman, and its vice-chairman, David J. Adelman. There can be no assurance that the expense reimbursement agreement will remain in effect or that FS Investments will reimburse any portion of the Company’s expenses in future quarters.

FS Benefit Trust

FS Benefit Trust, or FS Trust, was formed as a Delaware statutory trust for the purpose of awarding equity incentive compensation to employees of FS Investments and its affiliates. During the year ended December 31, 2016, FS Trust purchased $203 of the Company’s shares at a purchase price of $8.10 per share, which price is equal to the institutional offering price in effect on the date of purchase. During the years ended December 31, 2015 and 2014, FS Trust purchased $231 and $31 of the Company’s shares of common stock at a purchase price of $8.96 and $9.00 per share, respectively, which price is equal to 90% of the offering price in effect on the purchase date.

Note 5. Distributions

The following table reflects the cash distributions per share that the Company declared and paid on its common stock during the years ended December 31, 2016, 2015 and 2014:

	Distribution
For the Year Ended December 31,	Per Share	Amount
2014	$0.5249	$21,526
2015	$0.7000	$118,228
2016	$0.7000	$183,009

The Company currently declares regular cash distributions on a quarterly basis and pays such distributions on a monthly basis to stockholders of record, as determined on a weekly basis. On November 4, 2016 and March 7, 2017, the Company’s board of directors declared regular weekly cash distributions for January 2017 through March 2017 and April 2017 through June 2017, respectively, each in the amount of $0.013461 per share. These distributions have been or will be paid monthly to stockholders of record as of weekly record dates previously determined by the Company’s board of directors. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Company’s board of directors.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The Company has adopted an “opt in” distribution reinvestment plan for its stockholders. As a result, if the Company makes a cash distribution, its stockholders will receive the distribution in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of the Company’s common stock. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in the distribution reinvestment plan.

Under the distribution reinvestment plan, cash distributions to participating stockholders are reinvested in additional shares of the Company’s common stock at a purchase price equal to the institutional offering price in effect on the date of issuance. Although distributions paid in the form of additional shares of common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders who elect to participate in the Company’s distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. Stockholders receiving distributions in the form of additional shares of common stock will be treated as receiving a distribution in the amount of the fair market value of the Company’s shares of common stock.

The Company may fund its cash distributions to stockholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies and expense reimbursements from FS Investments. The Company has not established limits on the amount of funds it may use from available sources to make distributions. During certain periods, the Company’s distributions may exceed its earnings. As a result, it is possible that a portion of the distributions the Company makes may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from the Company’s investment activities and will be made after deducting the fees and expenses payable in connection with the Company’s continuous public offering, including any fees payable to FSIC III Advisor. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be mailed to the Company’s stockholders. There can be no assurance that the Company will be able to pay distributions at a specific rate or at all.

For a period of time following commencement of the Company’s continuous public offering, which time period may be significant, substantial portions of the Company’s distributions have been, and may in the future, be funded through the reimbursement of certain expenses by FS Investments and its affiliates, including through the waiver of certain investment advisory fees by FSIC III Advisor, that are subject to repayment by the Company within three years. The purpose of this arrangement is to ensure that no portion of the Company’s distributions to stockholders will be paid from offering proceeds or borrowings. Any such distributions funded through expense reimbursements or waivers of advisory fees are not based on the Company’s investment performance, and can only be sustained if the Company achieves positive investment performance in future periods and/or FS Investments continues to make such reimbursements or waivers of such fees. The Company’s future repayments of amounts reimbursed or waived by FS

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

Investments or its affiliates will reduce the distributions that stockholders would otherwise receive in the future. FS Investments and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. No portion of the distributions paid during the years ended December 31, 2016 and 2015 were funded through the reimbursement of operating expenses by FS Investments. For the year ended December 31, 2014, if FS Investments had not reimbursed certain of the Company’s expenses, approximately 16% of the aggregate amount of distributions paid during such period would have been funded from offering proceeds or borrowings.

The following table reflects the sources of the cash distributions on a tax basis that the Company has paid on its common stock during the years ended December 31, 2016, 2015 and 2014:

	Year Ended December 31,
	2016		2015		2014
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—	$—	—
Borrowings	—	—	—	—	—	—
Net investment income (prior to expense reimbursement)(1)	183,009	100%	118,228	100%	17,970	84%
Short-term capital gains proceeds from the sale of assets	—	—	—	—	87	0%
Long-term capital gains proceeds from the sale of assets	—	—	—	—	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—	—	—
Expense reimbursement from sponsor	—	—	—	—	3,469	16%

Total	$183,009	100%	$118,228	100%	$21,526	100%

(1)	During the years ended December 31, 2016, 2015 and 2014, 92.1%, 94.1% and 98.3%, respectively, of the Company’s gross investment income was attributable to cash income earned, 2.6%, 4.4% and 1.7%, respectively, was attributable to non-cash accretion of discount and 5.3%, 1.5% and 0.0%, respectively, was attributable to paid-in-kind, or PIK, interest.

The Company’s net investment income on a tax basis for the years ended December 31, 2016, 2015 and 2014 was $182,509, $127,179 and $21,439, respectively. As of December 31, 2016, 2015 and 2014, the Company had $9,589, $10,089 and $0, respectively, of undistributed net investment income and $60,099, $24,134 and $0 respectively, of accumulated capital losses on a tax basis.

The Company’s undistributed net investment income on a tax basis as of December 31, 2015 was adjusted following the filing of the Company’s 2015 tax return in September 2016. The adjustment was primarily due to tax-basis income received by the Company during the year ended December 31, 2015 exceeding GAAP-basis income on account of interests in partnerships. The tax

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

notices for such interests in partnerships were received by the Company subsequent to the filing of the Company’s annual report on Form 10-K for the year ended December 31, 2015.

The difference between the Company’s GAAP-basis net investment income and its tax-basis net investment income is primarily due to the reclassification of unamortized original issue discount and prepayment fees recognized upon prepayment of loans from income for GAAP purposes to realized gains for tax purposes, the inclusion of a portion of the periodic net settlement payments due on the Company’s TRS in tax-basis net investment income and the accretion of discount on the TRS.

The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the years ended December 31, 2016, 2015 and 2014:

	Year Ended December 31,
	2016	2015	2014
GAAP-basis net investment income	$169,695	$110,367	$18,994
Reclassification of unamortized original issue discount and prepayment fees	(14,100)	(766)	(19)
Tax-basis net investment income portion of total return swap payments	19,858	14,508	2,046
Accretion of discount on total return swap	2,600	1,645	359
Other miscellaneous differences	4,456	1,425	59

Tax-basis net investment income	$182,509	$127,179	$21,439

The Company may make certain adjustments to the classification of stockholders’ equity as a result of permanent book-to-tax differences. During the year ended December 31, 2016, the Company increased accumulated undistributed (distributions in excess of) net investment income by $10,803 and reduced capital in excess of par value and accumulated net realized losses on investments and total return swap by $4,776 and $6,027, respectively. During the year ended December 31, 2015, the Company increased accumulated undistributed (distributions in excess of) net investment income by $14,689 and reduced capital in excess of par value and accumulated undistributed net realized gains on investments and total return swap by $115 and $14,547, respectively.

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

As of December 31, 2016 and 2015, the components of accumulated earnings on a tax basis were as follows:

	December 31,
	2016	2015
Distributable ordinary income	$9,589	$10,089
Other temporary differences	(206)	(223)
Accumulated capital losses(1)	(60,099)	(24,134)
Net unrealized appreciation (depreciation) on investments, secured borrowing and total return swap(2)	(1,759)	(219,460)

Total	$(52,475)	$(233,728)

(1)	Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term or long-term losses. As of December 31, 2016, the Company had short-term and long-term capital loss carryforwards available to offset future realized capital gains of $0 and $60,099, respectively.

(2)	As of December 31, 2016 and 2015, the gross unrealized appreciation on the Company’s investments, secured borrowing and TRS was $65,610 and $3,541, respectively. As of December 31, 2016 and 2015, the gross unrealized depreciation on the Company’s investments, secured borrowing and TRS was $67,369 and $223,001, respectively.

The aggregate cost of the Company’s investments including, the accretion of discount on the TRS, for U.S. federal income tax purposes totaled $3,256,233 and $2,938,163 as of December 31, 2016 and 2015, respectively. The aggregate net unrealized appreciation (depreciation) on a tax basis, including the Company’s TRS, was $(1,759) and $(219,460) as of December 31, 2016 and 2015, respectively.

As of December 31, 2016, the Company had a deferred tax liability of $969 resulting from unrealized appreciation on investments held by the Company’s wholly-owned taxable subsidiary and a deferred tax asset of $1,383 resulting from a net operating loss of the Company’s wholly-owned taxable subsidiary. As of December 31, 2016, the wholly-owned taxable subsidiary anticipated that it would be unable to fully utilize its generated net operating loss, therefore the deferred tax asset was offset by a valuation allowance of $414. For the year ended December 31, 2016, the Company did not record a provision for taxes related to its wholly-owned taxable subsidiary.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio

The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of December 31, 2016 and 2015:

	December 31, 2016			December 31, 2015
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$2,134,733	$2,135,929	66%	$1,908,256	$1,878,552	68%
Senior Secured Loans—Second Lien	248,576	235,293	7%	297,474	264,261	10%
Senior Secured Bonds	86,137	84,664	3%	113,064	75,597	3%
Subordinated Debt	610,349	614,442	19%	539,488	451,694	17%
Collateralized Securities	7,317	7,327	0%	8,181	7,607	0%
Equity/Other	162,029	165,655	5%	68,062	66,919	2%

Total	$3,249,141	$3,243,310	100%	$2,934,525	$2,744,630	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of December 31, 2016 and 2015 to include, on a look-through basis, the investments underlying the TRS, as disclosed in Note 8. The investments underlying the TRS had a notional amount and market value of $388,681 and $394,986, respectively, as of December 31, 2016 and $394,680 and $365,214, respectively, as of December 31, 2015:

	December 31, 2016			December 31, 2015
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$2,488,519	$2,495,162	69%	$2,242,195	$2,186,548	70%
Senior Secured Loans—Second Lien	283,471	271,046	7%	358,215	321,479	10%
Senior Secured Bonds	86,137	84,664	2%	113,064	75,597	3%
Subordinated Debt	610,349	614,442	17%	539,488	451,694	15%
Collateralized Securities	7,317	7,327	0%	8,181	7,607	0%
Equity/Other	162,029	165,655	5%	68,062	66,919	2%

Total	$3,637,822	$3,638,296	100%	$3,329,205	$3,109,844	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

As of December 31, 2016, except for Aspect Software, Inc., in which the Company had two senior secured loan investments, one of which was a partially unfunded commitment and an equity/other investment, Fairway Group Acquisition Co., in which the Company had three senior secured loan investments and an equity/other investment, and Warren Resources, Inc., in which

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (continued)

the Company had a senior secured loan investment, which was a partially unfunded commitment, and an equity/other investment, the Company was not an “affiliated person” of any of its portfolio companies, as defined in the 1940 Act. As of December 31, 2016, the Company did not “control” any of its portfolio companies, as defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or it had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

As of December 31, 2015, the Company did not “control” and was not an “affiliated person” of any of its portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or it had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

The Company’s investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit, revolving credit facilities, delayed draw credit facilities or other investments, pursuant to which the Company may be required to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. As of December 31, 2016, the Company had twenty-one unfunded debt investments with aggregate unfunded commitments of $176,049 and one unfunded commitment to purchase up to $362 in shares of preferred stock of Altus Power America Holdings, LLC. As of December 31, 2015, the Company had twenty-one unfunded debt investments with aggregate unfunded commitments of $267,776 and two unfunded commitments to purchase up to $467 and $369, respectively, in shares of preferred stock of Altus Power America Holdings, LLC and common equity of Sunnova Holdings, LLC. The Company maintains sufficient cash on hand, available borrowings and liquid securities to fund such unfunded commitments should the need arise. For additional details regarding the Company’s unfunded debt investments, see the Company’s consolidated schedules of investments as of December 31, 2016 and 2015.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (continued)

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of December 31, 2016 and 2015:

	December 31, 2016		December 31, 2015
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Automobiles & Components	$35,373	1%	$128,407	5%
Capital Goods	331,376	10%	277,975	10%
Commercial & Professional Services	444,650	14%	274,662	10%
Consumer Durables & Apparel	147,125	5%	147,483	5%
Consumer Services	302,459	9%	237,666	9%
Diversified Financials	248,148	8%	131,049	5%
Energy	272,759	9%	224,961	8%
Food & Staples Retailing	13,446	1%	4,360	0%
Food, Beverage & Tobacco	—	—	5,183	0%
Health Care Equipment & Services	422,234	13%	398,856	15%
Insurance	7,602	0%	7,251	0%
Materials	116,952	4%	108,964	4%
Media	136,666	4%	83,112	3%
Real Estate	171	0%	1,707	0%
Retailing	77,310	2%	28,204	1%
Semiconductors & Semiconductor Equipment	9,554	0%	9,915	0%
Software & Services	397,389	12%	406,231	15%
Technology Hardware & Equipment	40,777	1%	48,513	2%
Telecommunication Services	40,141	1%	41,293	1%
Transportation	199,178	6%	178,838	7%

Total	$3,243,310	100%	$2,744,630	100%

Note 7. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of December 31, 2016 and 2015, the Company’s investments and total return swap were categorized as follows in the fair value hierarchy:

Valuation Inputs	December 31, 2016		December 31, 2015
	Investments	Total Return Swap	Investments	Total Return Swap
Level 1—Price quotations in active markets	$4,973	$—	$—	$—
Level 2—Significant other observable inputs	—	—	—	—
Level 3—Significant unobservable inputs	3,238,337	11,403	2,744,630	(25,927)

Total	$3,243,310	$11,403	$2,744,630	$(25,927)

The Company has elected the fair value option under ASC Topic 825, Financial Instruments, or ASC Topic 825, relating to accounting for debt obligations at their fair value for its secured borrowing which arose due to partial loan sales which did not meet the criteria for sale treatment under ASC Topic 860. The Company reports changes in the fair value of its secured borrowing as a component of the net change in unrealized appreciation (depreciation) on secured borrowing in the consolidated statements of operations. The net gain or loss reflects the difference between the fair value and the principal amount due on maturity.

The secured borrowing as of December 31, 2016 was valued using Level 3 inputs under the fair value hierarchy. The Company’s approach to determining fair value of the Level 3 secured borrowing is consistent with its approach to determining fair value of the Level 3 investments that are associated with the secured borrowing. See Note 2 and Note 8 for additional information.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

As of December 31, 2016, the Company’s secured borrowing was categorized as follows in the fair value hierarchy:

Valuation Inputs	December 31, 2016
Level 1—Price quotations in active markets	$—
Level 2—Significant other observable inputs	—
Level 3—Significant unobservable inputs	14,040

Total	$14,040

The Company’s investments as of December 31, 2016 consisted primarily of debt investments that were acquired directly from the issuer. Forty-nine senior secured loan investments, two senior secured bond investments and twelve subordinated debt investments, for which broker quotes were not available, were valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. Except as described below, all of the Company’s equity/other investments were also valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues, or, in limited instances, book value or liquidation value. Three senior secured loan investments and one equity/other investment which were newly issued and purchased near December 31, 2016, were valued at cost, as the Company’s board of directors determined that the cost of each such investment was the best indication of its fair value. Three equity/other investments, which were traded on an active public market, were valued at their closing price as of December 31, 2016. Except as described above, the Company valued its other investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services.

The Company’s investments as of December 31, 2015 consisted primarily of debt investments that were acquired directly from the issuer. Forty senior secured loan investments, two senior secured bond investments and seven subordinated debt investments, for which broker quotes were not available, were valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. All of the Company’s equity/other investments were also valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues, or, in limited instances, book value or liquidation value. Two senior secured loan investments, which were newly issued and purchased near December 31, 2015, were valued at cost, as the Company’s board of directors determined that the cost of each such investment was the best indication of its fair value. Except as described above, the Company

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

valued its other investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services.

The Company values the TRS in accordance with the agreements between Center City Funding and Citibank that collectively established the TRS, which agreements are collectively referred to herein as the TRS Agreement. Pursuant to the TRS Agreement, the value of the TRS is based on the increase or decrease in the value of the loans underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The loans underlying the TRS are valued by Citibank. Citibank bases its valuation on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations are sent to the Company for review and testing. The valuation committee and the board of directors review and approve the value of the TRS, as well as the value of the loans underlying the TRS, on a quarterly basis. To the extent the Company’s valuation committee or board of directors has any questions or concerns regarding the valuation of the loans underlying the TRS, such valuation is discussed or challenged pursuant to the terms of the TRS Agreement. For additional information on the Company’s TRS, see Note 8.

The Company periodically benchmarks the bid and ask prices it receives from the third-party pricing services and/or dealers, as applicable, against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Company may also use other methods, including the use of an independent valuation firm, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through third-party pricing services or independent dealers, or where the Company’s board of directors otherwise determines that the use of such other methods is appropriate. The Company periodically benchmarks the valuations provided by the independent valuation firms against the actual prices at which the Company purchases and sells its investments. The valuation committee of the Company’s board of directors and the board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation process.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the years ended December 31, 2016 and 2015 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the Year Ended December 31, 2016
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/Other	Total
Fair value at beginning of period	$1,878,552	$264,261	$75,597	$451,694	$7,607	$66,919	$2,744,630
Accretion of discount (amortization of premium)	4,912	2,384	1,136	3,863	(864)	—	11,431
Net realized gain (loss)	20,106	(6,088)	(56,727)	(4,943)	—	503	(47,149)
Net change in unrealized appreciation (depreciation)	30,900	19,930	35,994	91,887	584	5,755	185,050
Purchases	874,221	92,906	125,265	255,347	—	93,969	1,441,708
Paid-in-kind interest	1,547	1,913	167	13,935	—	—	17,562
Sales and redemptions	(674,309)	(140,013)	(96,768)	(197,341)	—	(5,607)	(1,114,038)
Net transfers in or out of Level 3(1)	—	—	—	—	—	(857)	(857)

Fair value at end of period	$2,135,929	$235,293	$84,664	$614,442	$7,327	$160,682	$3,238,337

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$11,186	$2,476	$2,122	$62,492	$584	$5,070	$83,930

(1)	There was one transfer of an investment from Level 3 to Level 1 during the year ended December 31, 2016. It is the Company’s policy to recognize transfers between levels at the beginning of the reporting period.

	For the Year Ended December 31, 2015
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/Other	Total
Fair value at beginning of period	$278,277	$170,515	$43,089	$180,178	$8,907	$14,839	$695,805
Accretion of discount (amortization of premium)	3,761	1,216	2,254	2,659	(726)	—	9,164
Net realized gain (loss)	4,790	(345)	(3,581)	(24,986)	—	—	(24,122)
Net change in unrealized appreciation (depreciation)	(28,696)	(30,371)	(37,302)	(70,713)	(574)	645	(167,011)
Purchases	1,748,636	196,803	111,984	537,531	—	52,125	2,647,079
Paid-in-kind interest	1,206	6	501	1,264	—	—	2,977
Sales and redemptions	(129,422)	(73,563)	(41,348)	(174,239)	—	(690)	(419,262)
Net transfers in or out of Level 3	—	—	—	—		—	—

Fair value at end of period	$1,878,552	$264,261	$75,597	$451,694	$7,607	$66,919	$2,744,630

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(26,513)	$(32,789)	$(37,546)	$(86,273)	$(574)	$645	$(183,050)

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the year ended December 31, 2016 of a secured borrowing for which significant unobservable inputs (Level 3) were used in determining market value:

For the Year Ended December 31, 2016
Fair value at beginning of period	$—
Amortization of premium (accretion of discount)	(12)
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	(239)
Proceeds from secured borrowing	(13,789)
Paid-in-kind interest	—
Repayments on secured borrowing	—
Net transfers in or out of Level 3	—

Fair value at end of period	$(14,040)

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to a secured borrowing still held at the reporting date	$(239)

The following is a reconciliation for the years ended December 31, 2016 and 2015 of the total return swap for which significant unobservable inputs (Level 3) were used in determining the fair value:

	For the Year Ended December 31,
	2016	2015
Fair value at beginning of period	$(25,927)	$(5,368)
Accretion of discount (amortization of premium)	—	—
Net realized gain (loss)	15,785	14,561
Net change in unrealized appreciation (depreciation)	37,330	(20,559)
Sales and redemptions	(15,785)	(14,561)
Net transfers in or out of Level 3	—	—

Fair value at end of period	$11,403	$(25,927)

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to the total return swap still held at the reporting date	$37,330	$(20,559)

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of December 31, 2016 and 2015 were as follows:

Type of Investment	Fair Value at December 31, 2016	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$1,803,209	Market Comparables	Market Yield (%)	5.5% - 17.3%	9.7%
	68,811	Other(2)	Other	N/A	N/A
	222,318	Market Quotes	Indicative Dealer Quotes	18.2% - 102.7%	97.7%
	41,591	Cost	Cost	100.0% - 100.0%	100.0%
Senior Secured Loans—Second Lien	68,944	Market Comparables	Market Yield (%)	10.3% - 22.9%	16.3%
	166,349	Market Quotes	Indicative Dealer Quotes	12.0% - 101.0%	92.4%
Senior Secured Bonds	3,403	Market Comparables	Market Yield (%)	8.5% - 9.0%	8.8%
			EBITDA Multiples (x)	6.8x - 7.3x	7.0x
			Production Multiples (Mboe/d)	$45,000.0 - $50,000.0	$47,500.0
			Proved Reserves Multiples (Mmboe)	$14.5 - $15.0	$14.8
			PV-10 Multiples (x)	0.8x - 0.9x	0.9x
	81,261	Market Quotes	Indicative Dealer Quotes	76.0% - 106.6%	95.9%
Subordinated Debt	178,938	Market Comparables	Market Yield (%)	10.5% - 15.3%	13.5%
			EBITDA Multiples (x)	9.3x - 10.3x	9.8x
	435,504	Market Quotes	Indicative Dealer Quotes	54.5% - 125.5%	98.5%
Collateralized Securities	7,327	Market Quotes	Indicative Dealer Quotes	79.9% - 94.3%	81.2%
Equity/Other	103,652	Market Comparables	EBITDA Multiples (x)	4.5x - 16.3x	9.6x
			Production Multiples (Mboe/d)	$2,225.0 - $55,000.0	$30,941.4
			Proved Reserves Multiples (Mmboe)	$0.7 - $15.0	$8.7
			PV-10 Multiples (x)	0.8x - 2.1x	1.4x
			Capacity Multiple ($/ kW)	$2,375.0 - $2,875.0	$2,625.0
		Option Valuation Model	Volatility (%)	37.5% - 40.0%	38.8%
	4,123	Market Quotes	Indicative Dealer Quotes	7.5% - 26.0%	18.2%
	52,773	Other(2)	Other	N/A	N/A
	134	Cost	Cost	100.0% - 100.0%	100.0%

Total	$3,238,337

Total Return Swap	$11,403	Market Quotes	Indicative Dealer Quotes	51.6% - 110.8%	97.6%
Secured Borrowing	$(14,040)	Market Comparables	Market Yield (%)	(6.0)% - (7.1)%	(6.6)%

(1)	Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

(2)	Fair value based on expected outcome of proposed corporate transactions or other various factors.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

Type of Investment	Fair Value at December 31, 2015	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$1,447,825	Market Comparables	Market Yield (%)	5.5% - 16.0%	9.9%
	8,342	Other(2)	Other	N/A	N/A
	288,385	Market Quotes	Indicative Dealer Quotes	30.0% - 102.0%	93.8%
	134,000	Cost	Cost	100.0% - 100.0%	100.0%
Senior Secured Loans—Second Lien	50,864	Market Comparables	Market Yield (%)	10.5% - 19.9%	16.3%
	213,397	Market Quotes	Indicative Dealer Quotes	1.8% - 101.0%	92.0%
Senior Secured Bonds	13,402	Market Comparables	Market Yield (%)	16.0% - 31.5%	25.1%
			EBITDA Multiples (x)	7.0x - 7.5x	7.3x
	62,195	Market Quotes	Indicative Dealer Quotes	14.0% - 94.4%	68.7%
Subordinated Debt	50,187	Market Comparables	Market Yield (%)	13.3% - 13.8%	13.5%
	66,443	Other(2)	Other	N/A	N/A
	335,064	Market Quotes	Indicative Dealer Quotes	19.9% - 104.1%	80.8%
Collateralized Securities	7,607	Market Quotes	Indicative Dealer Quotes	83.5% - 91.0%	84.2%
Equity/Other	29,401	Market Comparables	EBITDA Multiples (x)	5.8x - 14.3x	9.7x
			Capacity Multiple ($/ kW)	$2,000.0 - $2,500.0	$2,250.0
		Option Valuation Model	Volatility (%)	40.0% - 72.5%	41.6%
	37,518	Other(2)	Other	N/A	N/A

Total	$2,744,630

(1)	Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

(2)	Fair value based on expected outcome of proposed corporate transactions and other various factors.

Note 8. Financing Arrangements

The following tables present summary information with respect to the Company’s outstanding financing arrangements as of December 31, 2016 and 2015:

	As of December 31, 2016
Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
Citibank Total Return Swap	Total Return Swap	L+1.55%	$388,681	$111,319	N/A(1)
BNP Facility(2)	Prime Brokerage Facility	L+1.10%	$187,700	$62,300	September 27, 2017(3)
Deutsche Bank Credit Facility(4)	Revolving Credit Facility	L+2.25%	$240,000	$10,000	September 22, 2019
JPM Credit Facility	Term Loan Credit Facility	L+2.69%	$400,000	$—	May 8, 2019
Goldman Facility	Repurchase Agreement	L+2.50%	$300,000	$—	July 15, 2019
Capital One Credit Facility	Revolving Credit Facility	L+1.75% to L+2.50%	$150,000	$—	August 13, 2020
Partial Loan Sale	Secured Borrowing	L+4.50% (1.0% Floor)	$13,929	$—	July 29, 2022

(1)	The TRS may be terminated by Center City Funding or by Citibank at any time on or after June 27, 2017, in each case, in whole or in part, upon prior written notice to the other party.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

(2)	On August 29, 2016, Burholme Funding entered into an amendment to the prime brokerage facility with BNPP to, among other things, (i) increase the interest rate payable on borrowings under the committed facility agreement from three-month LIBOR plus 110 basis points to three-month LIBOR plus 125 basis points effective on and after January 2, 2017 and (ii) increase the commitment fee payable under the committed facility agreement from 55 basis points on all unused amounts to, effective on and after January 2, 2017, (a) 65 basis points on unused amounts so long as 75% or more of the facility amount under the committed facility agreement is utilized or (b) 85 basis points on unused amounts if less than 75% of the facility amount under the committed facility agreement is utilized. On November 15, 2016, Burholme Funding entered into an amendment to the facility to increase the maximum commitment financing available to Burholme Funding to $250,000 from $200,000.

(3)	As described below, this facility generally is terminable upon 270 days’ notice by either party. As of December 31, 2016, neither party to the facility had provided notice of its intent to terminate the facility.

(4)	On January 12, 2017, Dunlap Funding entered into an amendment to the Deutsche Bank credit facility to increase the aggregate principal amount of borrowings available under the Deutsche Bank credit facility from $250,000 to $350,000.

The Company’s average borrowings and weighted average interest rate, including the effect of non-usage fees, for the year ended December 31, 2016 were $1,196,899 and 3.12%, respectively. As of December 31, 2016, the Company’s weighted average effective interest rate on borrowings, including the effect of non-usage fees, was 3.30%.

	As of December 31, 2015
Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
Citibank Total Return Swap	Total Return Swap	L+1.50%	$394,680	$105,320	N/A(1)
BNP Facility	Prime Brokerage Facility	L+1.10%	$155,755	$44,245	September 26, 2016(2)
Deutsche Bank Credit Facility	Revolving Credit Facility	L+2.25%	$250,000	$—	September 22, 2019
JPM Credit Facility(3)	Term Loan Credit Facility	L+2.50%	$300,000	$—	May 8, 2019
Goldman Facility	Repurchase Agreement	L+2.50%	$289,200	$10,800	July 15, 2019
Capital One Facility	Revolving Credit Facility	L+1.75% to L+2.50%	$94,700	$55,300	August 13, 2020

(1)	The TRS may be terminated by Center City Funding or by Citibank at any time on or after June 26, 2016, in each case, in whole or in part, upon prior written notice to the other party.

(2)	As described below, this facility generally is terminable upon 270 days’ notice by either party. As of December 31, 2015, neither party to the facility had provided notice of its intent to terminate the facility.

(3)	On March 1, 2016, Jefferson Square Funding entered into an amendment with JPM to (i) increase the aggregate principal amount of loans extended to Jefferson Square Funding under this facility by $50,000 to $350,000, plus an option, subject to certain consents, to further increase the aggregate principal amount by an additional $50,000 prior to April 30, 2016, and (ii) increase the applicable interest rate from LIBOR for each three-month interest period plus 2.50% to LIBOR for each three-month interest period plus 2.6875%.

The Company’s average borrowings and weighted average interest rate, including the effect of non-usage fees, for the year ended December 31, 2015 were $458,150 and 2.71%, respectively. As of December 31, 2015, the Company’s weighted average effective interest rate on borrowings, including the effect of non-usage fees, was 2.72%.

Citibank Total Return Swap

On June 26, 2014, the Company’s wholly-owned financing subsidiary, Center City Funding, entered into a TRS for a portfolio of primarily senior secured floating rate loans with Citibank, which has subsequently been amended multiple times to, among other things, increase the

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

maximum aggregate notional amount of the portfolio of loans subject to the TRS from $100,000, initially, to $500,000. Most recently, on June 27, 2016, Center City Funding entered into a sixth amendment to the TRS to, among other things, (x) extend the date that Citibank may terminate the TRS from any time on or after June 26, 2016 to any time on or after June 27, 2017 and (y) increase the swap spread over one-month LIBOR that Center City Funding pays to Citibank on the utilized notional amount under the TRS from 1.50% per annum to 1.55% per annum.

A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements.

The TRS with Citibank enables the Company, through its ownership of Center City Funding, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest-type payment to Citibank. As such, the TRS is analogous to Center City Funding borrowing funds to acquire loans and incurring interest expense to a lender.

The obligations of Center City Funding under the TRS are non-recourse to the Company and its exposure under the TRS is limited to the value of the Company’s investment in Center City Funding, which generally will equal the value of cash collateral provided by Center City Funding under the TRS. Pursuant to the terms of the TRS, Center City Funding may select a portfolio of loans with a maximum aggregate notional amount (determined at the time each such loan becomes subject to the TRS) of $500,000. Center City Funding is required to initially cash collateralize a specified percentage of the notional amount of each loan (generally 20%) that becomes subject to the TRS in accordance with margin requirements described in the TRS agreement. Under the terms of the TRS, Center City Funding has agreed not to draw upon, or post as collateral, such cash collateral in respect of other financings or operating requirements prior to the termination of the TRS. Neither the cash collateral required to be posted with Citibank nor any other assets of Center City Funding are available to pay the Company’s debts.

Pursuant to the terms of an investment management agreement that the Company has entered into with Center City Funding, the Company acts as the investment manager of the rights and obligations of Center City Funding under the TRS, including selecting the specific loans to be included in the portfolio of loans subject to the TRS. Accordingly, the loans subject to the TRS are selected by the Company in accordance with the Company’s investment objectives and strategy to generate current income and, to a lesser extent, long-term capital appreciation. In addition, pursuant to the terms of the TRS, Center City Funding may select any loan or obligation available in the market to be included in the portfolio of loans that meets the obligation criteria set forth in the TRS agreement.

Each individual loan, and the portfolio of loans taken as a whole, must meet criteria described in the TRS agreement, including a requirement that substantially all of the loans underlying the TRS

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

be rated by Moody’s Investors Service, Inc., or Moody’s, and Standard & Poor’s Ratings Services, or S&P, and quoted by a nationally recognized pricing service. Under the terms of the TRS, Citibank, as calculation agent, determines whether there has been a failure to satisfy the portfolio criteria in the TRS. If such failure continues for 30 days following the delivery of notice thereof, then Citibank has the right, but not the obligation, to terminate the TRS. Center City Funding receives from Citibank all interest and fees payable in respect of the loans included in the portfolio. Center City Funding pays to Citibank interest at a rate equal to one-month LIBOR plus 1.55% per annum on the utilized notional amount of the loans subject to the TRS. In addition, upon the termination or repayment of any loan subject to the TRS, Center City Funding will either receive from Citibank the appreciation in the value of such loan or pay to Citibank any depreciation in the value of such loan.

Under the terms of the TRS, Center City Funding may be required to post additional cash collateral, on a dollar-for-dollar basis, in the event of depreciation in the value of the underlying loans after such value decreases below a specified amount. The limit on the additional collateral that Center City Funding may be required to post pursuant to the TRS is equal to the difference between the full notional amount of the loans underlying the TRS and the amount of cash collateral already posted by Center City Funding. The amount of collateral required to be posted by Center City Funding is determined primarily on the basis of the aggregate value of the underlying loans. The terms of the TRS with Citibank, the counter-party, incorporate a master netting arrangement. If Center City Funding enters into another derivative with the counter-party, it could be offset with the TRS. As of December 31, 2016 and 2015, there were no other contracts to offset the TRS.

The Company has no contractual obligation to post any such additional collateral or to make any interest payments to Citibank. The Company may, but is not obligated to, increase its equity investment in Center City Funding for the purpose of funding any additional collateral or payment obligations for which Center City Funding may become obligated during the term of the TRS. If the Company does not make any such additional investment in Center City Funding and Center City Funding fails to meet its obligations under the TRS, then Citibank will have the right to terminate the TRS and seize the cash collateral posted by Center City Funding under the TRS. In the event of an early termination of the TRS, Center City Funding would be required to pay an early termination fee.

Citibank may terminate the TRS from any time on or after June 27, 2017. Center City Funding may terminate the TRS at any time upon providing no more than 30 days, and no less than 10 days, prior notice to Citibank. Any termination prior to June 27, 2017 will result in payment of an early termination fee to Citibank based on the maximum notional amount of the TRS. Under the terms of the TRS, the early termination fee will equal the present value of a stream of monthly payments, based on the minimum utilization amount, which would be owed by Center City Funding to Citibank for the period from the termination date through and including June 27, 2017. Such monthly payments will equal the present value of the product of (x) 80%, multiplied by (y) the maximum notional amount of the TRS ($500,000), multiplied by (z) 1.55% per annum. If the TRS had been terminated as of December 31, 2016, Center City Funding would have been required to pay an early termination fee of approximately $2,519, based on the maximum

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

notional amount of the TRS of $500,000 as of such date. Other than during the first 90 days and last 30 days of the term of the TRS, Center City Funding is required to pay a minimum usage fee if less than 80% of the maximum notional amount of the TRS is utilized and an unused fee on any amounts unutilized if greater than 80% but less than 100% of the maximum notional amount of the TRS is utilized.

The value of the TRS is based primarily on the valuation of the underlying portfolio of loans subject to the TRS. Pursuant to the terms of the TRS, on each business day, Citibank values each underlying loan in good faith on a mark-to-market basis by determining how much Citibank would receive on such date if it sold the loan in the open market. Citibank reports the mark-to-market values of the underlying loans to Center City Funding.

As of December 31, 2016, the fair value of the TRS was $11,403, which is reflected in the Company’s consolidated balance sheets as unrealized appreciation on total return swap. As of December 31, 2015, the fair value of the TRS was $(25,927), which is reflected in the Company’s consolidated balance sheets as unrealized depreciation on total return swap. As of December 31, 2016 and 2015, the receivable due on the TRS was $1,817 and $1,830, respectively, which is reflected in the Company’s consolidated balance sheets as receivable due on total return swap. As of December 31, 2016 and 2015, the Company posted $118,000 and $118,000, respectively, in cash collateral held by Citibank (of which only $94,651 and $91,174, respectively, was required to be posted). The cash collateral held by Citibank is reflected in the Company’s consolidated balance sheets as due from counterparty. As of December 31, 2015, $118,000 of cash collateral was available to offset the TRS liability of $(25,927), for a net amount of $92,073. The Company does not offset collateral posted in relation to the TRS with any unrealized appreciation or depreciation outstanding on the consolidated balance sheets as of December 31, 2016 and 2015.

As of December 31, 2016, Center City Funding had selected 53 underlying loans with a notional amount and market value of $388,681 and $394,986, respectively. As of December 31, 2015, Center City Funding had selected 51 underlying loans with a total notional amount and market value of $394,680 and $365,214, respectively.

For the years ended December 31, 2016, 2015 and 2014, transactions in the TRS resulted in net realized gain (loss) on total return swap of $15,785, $14,561 and $1,944, respectively, and unrealized appreciation (depreciation) on total return swap of $37,330, $(20,559) and $(5,368), respectively, which are reflected in the Company’s consolidated statements of operations.

For purposes of the asset coverage ratio test applicable to the Company as a BDC, the Company treats the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by Center City Funding under the TRS, as a senior security for the life of that instrument. The Company may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

Further, for purposes of Section 55(a) under the 1940 Act, the Company treats each loan underlying the TRS as a qualifying asset if the obligor on such loan is an eligible portfolio

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

company and as a non-qualifying asset if the obligor is not an eligible portfolio company. The Company may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

The following is a summary of the underlying loans subject to the TRS as of December 31, 2016:

Underlying Loan(1)	Industry	Rate(2)	Floor	Maturity	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Alison US LLC(3)	Capital Goods	L+425	1.0%	8/29/21	$7,264	$7,282	$18
Alison US LLC(3)	Capital Goods	L+850	1.0%	8/29/22	2,400	2,400	—
American Bath Group, LLC	Capital Goods	L+575	1.0%	9/30/23	3,352	3,487	135
American Bath Group, LLC	Capital Goods	L+975	1.0%	9/30/24	2,760	2,880	120
AqGen Ascensus, Inc.	Diversified Financials	L+450	1.0%	12/5/22	13,967	14,822	855
ATX Networks Corp.(3)	Technology Hardware & Equipment	L+600	1.0%	6/11/21	4,851	4,802	(49)
ATX Networks Corp.(3)	Technology Hardware & Equipment	L+600	1.0%	6/11/21	7,737	7,777	40
Avantor Performance Materials Holdings, Inc.	Materials	L+500	1.0%	6/21/22	22,721	23,297	576
BBB Industries US Holdings, Inc.	Automobiles & Components	L+500	1.0%	11/3/21	7,703	7,860	157
Caesars Entertainment Operating Co., Inc.(3)(4)	Consumer Services	L+575		3/1/17	7,097	8,266	1,169
Caesars Entertainment Operating Co., Inc.(3)(4)	Consumer Services	L+675		3/1/17	1,601	1,896	295
Caesars Entertainment Resort Properties, LLC	Consumer Services	L+600	1.0%	10/11/20	5,171	5,430	259
CDS U.S. Intermediate Holdings, Inc.(3)	Media	L+825	1.0%	7/10/23	8,865	8,752	(113)
CEVA Group Plc(3)	Transportation	L+550	1.0%	3/19/21	1,734	1,681	(53)
CEVA Intercompany BV(3)	Transportation	L+550	1.0%	3/19/21	1,778	1,724	(54)
CEVA Logistics Canada, ULC(3)	Transportation	L+550	1.0%	3/19/21	307	297	(10)
CEVA Logistics U.S. Holdings, Inc.	Transportation	L+550	1.0%	3/19/21	2,453	2,378	(75)
Compuware Corp.	Software & Services	L+525	1.0%	12/15/21	11,172	11,813	641
Concordia Healthcare Corp.(3)	Pharmaceuticals, Biotechnology & Life Sciences	L+425	1.0%	10/21/21	8,452	6,937	(1,515)
Confie Seguros Holding II Co.(3)	Insurance	L+475	1.0%	4/19/22	6,930	7,023	93
Corner Investment PropCo, LLC	Consumer Services	L+975	1.3%	11/2/19	6,459	6,355	(104)
Dayton Superior Corp.	Materials	L+800	1.0%	11/15/21	11,317	11,696	379
Diamond Resorts International, Inc.	Consumer Services	L+600	1.0%	9/2/23	27,232	27,930	698
DTZ U.S. Borrower, LLC	Real Estate	L+825	1.0%	11/4/22	816	833	17
Engility Corp.(3)	Capital Goods	L+475	1.0%	8/14/23	5,381	5,485	104
FHC Health Systems, Inc.	Health Care Equipment & Services	L+400	1.0%	12/23/21	8,930	8,750	(180)
Forterra Finance, LLC(3)	Materials	L+350	1.0%	10/25/23	14,015	14,233	218
Gulf Finance, LLC	Energy	L+525	1.0%	8/25/23	9,676	10,000	324
Inmar, Inc.	Software & Services	L+700	1.0%	1/27/22	3,439	3,343	(96)
Jazz Acquisition, Inc.	Capital Goods	L+675	1.0%	6/19/22	2,512	2,079	(433)
Landslide Holdings, Inc.	Software & Services	L+450	1.0%	9/27/22	6,369	6,506	137
LBM Borrower, LLC	Capital Goods	L+525	1.0%	8/20/22	5,414	5,382	(32)
LD Intermediate Holdings, Inc.	Software & Services	L+588	1.0%	12/9/22	9,000	9,250	250
McGraw-Hill Global Education Holdings, LLC	Media	L+400	1.0%	5/4/22	1,476	1,484	8
MORSCO, Inc.	Capital Goods	L+700	1.0%	10/31/23	9,600	10,025	425
Murray Energy Corp.	Energy	L+725	1.0%	4/16/20	9,875	10,118	243
National Surgical Hospitals, Inc.	Health Care Equipment & Services	L+350	1.0%	6/1/22	6,861	6,895	34
Navistar, Inc.(3)	Capital Goods	L+550	1.0%	8/7/20	9,208	9,994	786
Neff Rental LLC	Capital Goods	L+625	1.0%	6/9/21	9,225	10,898	1,673
Nielsen & Bainbridge, LLC	Consumer Durables & Apparel	L+500	1.0%	8/15/20	8,620	8,610	(10)
P2 Upstream Acquisition Co.	Energy	L+400	1.0%	10/30/20	2,307	2,344	37
Panda Temple Power, LLC	Energy	L+625	1.0%	3/6/22	9,628	8,597	(1,031)
Payless Inc.	Retailing	L+400	1.0%	3/11/21	2,620	1,386	(1,234)

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

Underlying Loan(1)	Industry	Rate(2)	Floor	Maturity	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Printpack Holdings, Inc.	Materials	L+400	1.0%	7/26/23	3,947	3,992	45
QCP SNF East REIT, LLC(3)	Real Estate	L+525	1.0%	10/31/22	11,760	12,210	450
Spencer Gifts LLC	Retailing	L+425	1.0%	7/16/21	15,977	13,982	(1,995)
SRS Distribution Inc.	Capital Goods	L+425	1.0%	8/25/22	7,832	7,902	70
Strike, LLC	Energy	L+800	1.0%	11/30/22	4,850	4,925	75
SunGard Availability Services Capital, Inc.	Software & Services	L+500	1.0%	3/29/19	4,770	5,249	479
TierPoint, LLC	Software & Services	L+450	1.0%	12/2/21	4,435	4,539	104
TTM Technologies, Inc.(3)	Technology Hardware & Equipment	L+425	1.0%	5/31/21	11,450	12,834	1,384
Weight Watchers International, Inc.(3)	Consumer Services	L+325	0.8%	4/2/20	10,487	11,788	1,301
Winebow Holdings, Inc.	Retailing	L+750	1.0%	1/2/22	4,878	4,568	(310)

Total					$388,681	$394,986	6,305

		Total TRS Accrued Income and Liabilities:					5,098

			Total TRS Fair Value:				$11,403

(1)	Loan may be an obligation of one or more entities affiliated with the named company.

(2)	The variable rate securities underlying the TRS bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2016, three-month LIBOR was 1.00%.

(3)	The investment is not a qualifying asset under the 1940 Act. A BDC may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets.

(4)	Security is non-income producing.

The following is a summary of the underlying loans subject to the TRS as of December 31, 2015:

Underlying Loan(1)	Industry	Rate(2)	Floor	Maturity	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
AdvancePierre Foods, Inc.	Food, Beverage & Tobacco	L+825	1.3%	10/10/17	$7,872	$7,616	$(256)
Alison US LLC(3)	Capital Goods	L+450	1.0%	8/29/21	7,338	7,240	(98)
Alison US LLC(3)	Capital Goods	L+850	1.0%	8/29/22	2,400	1,969	(431)
Alliant Holdings Intermediate, LLC	Insurance	L+350	1.0%	8/12/22	5,877	5,737	(140)
AqGen Ascensus, Inc.	Diversified Financials	L+450	1.0%	12/5/22	13,270	13,129	(141)
AqGen Ascensus, Inc.(5)	Diversified Financials	L+450	1.0%	12/5/22	830	821	(9)
ATX Networks Corp.(3)	Technology Hardware & Equipment	L+600	1.0%	6/11/21	4,900	4,875	(25)
Avaya Inc.	Technology Hardware & Equipment	L+525	1.0%	5/29/20	9,713	6,850	(2,863)
BBB Industries US Holdings, Inc.	Automobiles & Components	L+500	1.0%	11/3/21	7,781	7,854	73
Blue Coat Holdings, Inc.	Technology Hardware & Equipment	L+350	1.0%	5/20/22	8,880	8,583	(297)
Brock Holdings III, Inc.	Energy	L+450	1.5%	3/16/17	1,865	1,855	(10)
Builders FirstSource, Inc.(3)	Capital Goods	L+500	1.0%	7/29/22	11,373	11,344	(29)
Caesars Entertainment Operating Co., Inc.(3)(4)	Consumer Services	5.2%		3/1/17	9,628	9,094	(534)
Caesars Entertainment Operating Co., Inc.(3)(4)	Consumer Services	6.0%		3/1/17	4,481	4,243	(238)
CDS U.S. Intermediate Holdings, Inc.(3)	Media	L+400	1.0%	7/8/22	5,892	5,557	(335)
CDS U.S. Intermediate Holdings, Inc.(3)	Media	L+825	1.0%	7/10/23	9,850	9,400	(450)

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

Underlying Loan(1)	Industry	Rate(2)	Floor	Maturity	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Ceridian HCM Holding Inc.	Commercial & Professional Services	L+350	1.0%	9/15/20	11,879	11,938	59
Communications Sales & Leasing, Inc.(3)	Real Estate	L+400	1.0%	10/24/22	6,040	5,680	(360)
Compuware Corp.	Software & Services	L+525	1.0%	12/15/21	11,286	10,999	(287)
Concordia Healthcare Corp.(3)	Pharmaceuticals, Biotechnology & Life Sciences	L+425	1.0%	10/21/21	8,537	8,656	119
Corner Investment PropCo, LLC	Consumer Services	L+975	1.3%	11/2/19	6,284	5,965	(319)
Curo Health Services Holdings, Inc.	Health Care Equipment & Services	L+550	1.0%	2/7/22	8,422	8,401	(21)
Drillships Ocean Ventures Inc.(3)	Transportation	L+450	1.0%	7/25/21	6,566	3,101	(3,465)
DTZ U.S. Borrower, LLC(3)	Real Estate	L+825	1.0%	11/4/22	9,587	9,620	33
Emerald Performance Materials, LLC	Materials	L+350	1.0%	7/30/21	965	947	(18)
Expro Finservices Sarl(3)	Energy	L+475	1.0%	9/2/21	6,383	4,304	(2,079)
Fairway Group Acquisition Co.	Food & Staples Retailing	L+400	1.0%	8/17/18	13,823	12,473	(1,350)
FHC Health Systems, Inc.	Health Care Equipment & Services	L+400	1.0%	12/23/21	9,021	8,657	(364)
Inmar, Inc.	Software & Services	L+700	1.0%	1/27/22	3,439	3,220	(219)
IPC Corp.	Telecommunication Services	L+450	1.0%	8/6/21	9,953	9,586	(367)
Jazz Acquisition, Inc.	Capital Goods	L+350	1.0%	6/19/21	3,281	2,953	(328)
Jazz Acquisition, Inc.	Capital Goods	L+675	1.0%	6/19/22	2,512	2,200	(312)
Murray Energy Corp.	Energy	L+600	1.0%	4/17/17	6,058	4,681	(1,377)
Murray Energy Corp.	Energy	L+650	1.0%	4/16/20	9,983	6,524	(3,459)
National Surgical Hospitals, Inc.	Health Care Equipment & Services	L+350	1.0%	6/1/22	6,930	6,721	(209)
Navistar, Inc.(3)	Capital Goods	L+550	1.0%	8/7/20	26,327	24,046	(2,281)
Neff Rental LLC	Capital Goods	L+625	1.0%	6/9/21	13,092	12,013	(1,079)
Nielsen & Bainbridge, LLC	Consumer Durables & Apparel	L+500	1.0%	8/15/20	12,766	12,756	(10)
Packaging Coordinators, Inc.	Health Care Equipment & Services	L+425	1.0%	8/1/21	2,708	2,705	(3)
Panda Temple Power, LLC	Energy	L+625	1.0%	3/6/22	9,727	7,940	(1,787)
Payless Inc.	Retailing	L+400	1.0%	3/11/21	2,647	1,551	(1,096)
Phillips-Medisize Corp.	Health Care Equipment & Services	L+725	1.0%	6/16/22	2,212	2,100	(112)
Physio-Control International, Inc.	Health Care Equipment & Services	L+900	1.0%	6/5/23	4,900	4,513	(387)
Reddy Ice Corp.	Food, Beverage & Tobacco	L+550	1.3%	5/1/19	1,332	1,215	(117)
Serena Software, Inc.	Software & Services	L+650	1.0%	4/14/20	6,682	6,209	(473)
Spencer Gifts LLC	Retailing	L+425	1.0%	7/16/21	16,606	16,077	(529)
SRAM, LLC	Consumer Durables & Apparel	L+300	1.0%	4/10/20	1,655	1,643	(12)
Stardust Finance Holdings, Inc.(3)	Materials	L+550	1.0%	3/14/22	7,647	7,569	(78)
SunGard Availability Services Capital, Inc.	Software & Services	L+500	1.0%	3/29/19	3,050	2,995	(55)
TTM Technologies, Inc.(3)	Technology Hardware & Equipment	L+500	1.0%	5/31/21	25,553	24,522	(1,031)
Winebow Holdings, Inc.	Retailing	L+750	1.0%	1/2/22	4,877	4,567	(310)

Total					$394,680	$365,214	(29,466)

		Total TRS Accrued Income and Liabilities:					3,539

			Total TRS Fair Value:				$(25,927)

(1)	Loan may be an obligation of one or more entities affiliated with the named company.

(2)	The variable rate securities underlying the TRS bear interest at a rate determined by a publicly-disclosed base rate plus a basis point spread. As of December 31, 2015, three month LIBOR was 0.61%.

(3)	The investment is not a qualifying asset under the 1940 Act. A BDC may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets.

(4)	Security is non-income producing.

(5)	Security is an unfunded commitment.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

BNP Facility

On October 17, 2014, the Company’s wholly-owned, special-purpose financing subsidiary, Burholme Funding, entered into a committed facility arrangement and related transaction documents, or the BNP facility, with BNPP, on behalf of itself and as agent for BNP Paribas, BNP Paribas Prime Brokerage International, Ltd. and BNPP PB, Inc., or, collectively, the BNPP Entities. The BNP facility was effected through a committed facility agreement by and between Burholme Funding and BNPP, or the committed facility agreement, a U.S. PB agreement by and between Burholme Funding and BNPP, and a special custody and pledge agreement by and among Burholme Funding, BNPP and State Street Bank and Trust Company, or State Street, as custodian, each dated as of October 17, 2014, and which are collectively referred to herein as the BNP financing agreements. The BNP facility has subsequently been amended from time to time, most recently pursuant to an amendment dated as of November 15, 2016, to, among other matters, increase the maximum commitment financing available to Burholme Funding under the BNP facility to $250,000 from $200,000. In addition, on August 29, 2016, Burholme Funding entered into an amendment to the BNP facility to, among other things, (i) increase the interest rate payable on borrowings under the committed facility agreement from three-month LIBOR plus 110 basis points to three-month LIBOR plus 125 basis points effective on and after January 2, 2017 and (ii) increase the commitment fee payable under the committed facility agreement from 55 basis points on all unused amounts to, effective on and after January 2, 2017, (a) 65 basis points on unused amounts so long as 75% or more of the facility amount under the committed facility agreement is utilized or (b) 85 basis points on unused amounts if less than 75% of the facility amount under the committed facility agreement is utilized.

The Company may contribute securities to Burholme Funding from time to time, subject to certain restrictions set forth in the committed facility agreement, and will retain a residual interest in any securities contributed through its ownership of Burholme Funding or will receive fair market value for any securities sold to Burholme Funding. Burholme Funding may purchase additional securities from various sources. Burholme Funding has appointed the Company to manage its portfolio of securities pursuant to the terms of an investment management agreement. Burholme Funding’s obligations to BNPP under the BNP facility are secured by a first priority security interest in substantially all of the assets of Burholme Funding, including its portfolio of securities. Such pledged portfolio of securities is held in a segregated custody account with State Street. The value of securities required to be pledged by Burholme Funding is determined in accordance with the margin requirements described in the BNP financing agreements. The obligations of Burholme Funding under the BNP facility are non-recourse to the Company, and the Company’s exposure under the BNP facility is limited to the value of its investment in Burholme Funding.

Prior to January 2, 2017, borrowings under the BNP facility accrued interest at a rate equal to three-month LIBOR plus 1.10% per annum and a non-usage fee in an amount equal to 0.55% was charged on unused commitments. On August 29, 2016, Burholme Funding entered into an amendment to the BNP facility which resulted in increases effective on and after January 2, 2017 to the (i) interest rate payable on borrowings to three-month LIBOR plus 1.25% per annum and (ii) the commitment fee payable on all unused amounts to (a) 0.65% per annum on unused amounts so long as 75% or more of the facility amount is utilized or (b) 0.85% per annum on unused amounts if

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

less than 75% of the facility amount is utilized. Burholme Funding may terminate the committed facility agreement upon 270 days’ notice. Absent a default or facility termination event (or the ratings decline described in the following sentence), BNPP is required to provide Burholme Funding with 270 days’ notice prior to terminating or materially amending the committed facility agreement. BNPP has a cancellation right if BNP Paribas’ long-term credit rating declines three or more notches below its highest rating by any of S&P, Moody’s or Fitch Ratings, Inc., during the term of the BNP facility. Upon any such termination, BNPP is required to pay Burholme Funding a fee equal to 0.50% of the maximum amount of financing available on the termination date. Burholme Funding paid an arrangement fee and incurred certain other customary costs and expenses in connection with obtaining the BNP facility.

In connection with the BNP facility, Burholme Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The BNP financing agreements contain the following customary events of default and termination events, among others: (a) the occurrence of a default or similar condition under certain third-party contracts of the Company or Burholme Funding; (b) any change in BNPP’s interpretation of applicable law that, in the reasonable opinion of counsel to BNPP, has the effect of impeding or prohibiting the BNP facility; (c) certain events of insolvency or bankruptcy by the Company or Burholme Funding; (d) specified material reductions in the Company or Burholme Funding’s net asset value; (e) any change in the Company’s fundamental or material investment policies; and (f) the termination of the investment advisory and administrative services agreement or if FSIC III Advisor otherwise ceases to act as the Company’s investment adviser and is not immediately replaced by an affiliate or other investment adviser acceptable to BNPP.

Under the terms of the BNP financing agreements, BNPP has the ability to borrow a portion of the pledged collateral, or collectively, the rehypothecated securities, subject to certain limits. Burholme Funding will receive a fee from BNPP in connection with any rehypothecated securities. Burholme Funding may designate any security within the pledged collateral as ineligible to be a rehypothecated security, provided there are eligible securities within the segregated custody account in an amount equal to the outstanding borrowings owed by Burholme Funding to BNPP. Burholme Funding may recall any rehypothecated security at any time, and BNPP must return such security or equivalent security within a commercially reasonable period. In the event BNPP does not return the security, Burholme Funding will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such unreturned rehypothecated security against any outstanding borrowings owed to BNPP under the BNP financing agreements. Rehypothecated securities are marked-to-market daily and if the value of all rehypothecated securities exceeds 100% of the outstanding borrowings owed by Burholme Funding under the BNP financing agreements, BNPP may either reduce the amount of rehypothecated securities to eliminate such excess or deposit into the segregated custody account an amount of cash equal to such excess. Burholme Funding will continue to receive interest and the scheduled repayment of principal balances on rehypothecated securities.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

As of December 31, 2016 and 2015, $187,700 and $155,755, respectively, was outstanding under the BNP facility. The carrying amount outstanding under the BNP facility approximates its fair value. The Company incurred costs of $375 in connection with obtaining the facility, which the Company has recorded as deferred financing costs on the Company’s consolidated balance sheets and amortizes to interest expense over the life of the facility. As of December 31, 2016, $62 of such deferred financing costs had yet to been amortized to interest expense.

For the years ended December 31, 2016, 2015 and 2014, the components of total interest expense for the BNP facility were as follows:

	Year Ended December 31,
	2016	2015	2014
Direct interest expense	$2,681	$1,635	$106
Non-usage fees	357	382	66
Amortization of deferred financing costs	13	260	40

Total interest expense	$3,051	$2,277	$212

For the years ended December 31, 2016, 2015 and 2014, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the BNP facility were as follows:

	Year Ended December 31,
	2016	2015	2014
Cash paid for interest expense(1)	$2,921	$1,861	$59
Average borrowings under the facility(2)	$142,510	$112,589	$64,736
Effective interest rate on borrowings (including the effect of non-usage fees)	2.28%	1.87%	1.42%
Weighted average interest rate (including the effect of non-usage fees)(2)	2.10%	1.77%	2.18%

(1)	Interest under the BNP facility is payable monthly in arrears and commenced on November 18, 2014.

(2)	Average borrowings for the year ended December 31, 2014 are calculated for the period since the Company commenced borrowing thereunder to December 31, 2014. The weighted average interest rate presented for periods of less than one year is annualized.

Borrowings of Burholme Funding will be considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

Deutsche Bank Credit Facility

On December 2, 2014, the Company’s wholly-owned, special-purpose financing subsidiary, Dunlap Funding, entered into a revolving credit facility, or the Deutsche Bank credit facility, with Deutsche Bank, as administrative agent, each of the lenders and other agents from time to time party thereto, and Wells Fargo Bank, National Association, as the collateral agent and collateral custodian under the Deutsche Bank credit facility, which has subsequently been amended from

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

time to time to, among other matters, (i) increase the aggregate principal amount of available borrowings to $350,000 on a committed basis and (ii) extend the term of the facility to September 22, 2019. As of December 31, 2016, the aggregate principal amount of available borrowings was $250,000.

The Company may contribute assets to Dunlap Funding from time to time and will retain a residual interest in any assets contributed through its ownership of Dunlap Funding or will receive fair market value for any assets sold to Dunlap Funding. Dunlap Funding may purchase additional assets from various sources. Dunlap Funding has appointed the Company to manage its portfolio of assets pursuant to the terms of an investment management agreement. Dunlap Funding’s obligations to Deutsche Bank under the Deutsche Bank credit facility are secured by a first priority security interest in substantially all of the assets of Dunlap Funding, including its portfolio of assets. The obligations of Dunlap Funding under the Deutsche Bank credit facility are non-recourse to the Company, and the Company’s exposure under the Deutsche Bank credit facility is limited to the value of its investment in Dunlap Funding.

Pricing under the Deutsche Bank credit facility is based on LIBOR for a three-month interest period (for each committed lender) or the commercial paper rate of each conduit lender, plus, in each case, a spread of 2.25% per annum. Interest is payable quarterly in arrears. Dunlap Funding will be subject to a non-usage fee of 0.50% per annum to the extent the aggregate principal amount available under the Deutsche Bank credit facility has not been borrowed. In addition, Dunlap Funding is subject to (i) a make-whole fee on a quarterly basis effectively equal to a portion of the spread that would have been payable if the full amount under the Deutsche Bank credit facility had been borrowed, less the non-usage fee accrued during such quarter and (ii) an administration fee. Any amounts borrowed under the Deutsche Bank credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on September 22, 2019. Dunlap Funding paid a structuring fee and incurred certain other customary costs and expenses in connection with obtaining the Deutsche Bank credit facility.

Borrowings under the Deutsche Bank credit facility are subject to compliance with a borrowing base, and the amount of funds advanced to Dunlap Funding varies depending upon the types of assets in Dunlap Funding’s portfolio.

The occurrence of certain events described as “Investment Manager Events of Default” in the loan financing and servicing agreement which governs the Deutsche Bank credit facility triggers (i) a requirement that Dunlap Funding obtain the consent of Deutsche Bank prior to entering into any transaction with respect to portfolio assets and (ii) the right of Deutsche Bank to direct Dunlap Funding to enter into transactions with respect to any portfolio assets, in each case in Deutsche Bank’s sole discretion. Investment Manager Events of Default include non-performance of any obligation under the transaction documents by the Company, and other events with respect to Dunlap Funding, us or GDFM, that are adverse to Deutsche Bank and the other secured parties under the Deutsche Bank credit facility.

In connection with the Deutsche Bank credit facility, Dunlap Funding has made certain representations and warranties and is required to comply with various covenants, reporting

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

requirements and other customary requirements for similar facilities. The Deutsche Bank credit facility contains events of default customary for similar financing transactions, including: (a) the failure to make principal or interest payments within two business days of when due; (b) the aggregate principal amount of the advances exceeds the borrowing base and is not cured within two business days; (c) the insolvency or bankruptcy of Dunlap Funding or us; (d) a change of control of Dunlap Funding; (e) the failure of Dunlap Funding to qualify as a bankruptcy-remote entity; and (f) the minimum equity condition contained in the Deutsche Bank credit facility is not satisfied and such condition is not cured within two business days. Upon the occurrence and during the continuation of an event of default, Deutsche Bank may declare the outstanding advances and all other obligations under the Deutsche Bank credit facility immediately due and payable. During the continuation of an event of default, Dunlap Funding must pay interest at a default rate.

As of December 31, 2016 and 2015, $240,000 and $250,000, respectively, was outstanding under the Deutsche Bank credit facility. The carrying amount outstanding under the Deutsche Bank credit facility approximates its fair value. The Company incurred costs of $2,938 in connection with obtaining the facility, which the Company has recorded as deferred financing costs on the Company’s consolidated balance sheets and amortizes to interest expense over the life of the facility. As of December 31, 2016, $1,579 of such deferred financing costs had yet to be amortized to interest expense.

For the years ended December 31, 2016, 2015 and 2014, the components of total interest expense for the Deutsche Bank credit facility were as follows:

	Year Ended December 31,
	2016	2015	2014
Direct interest expense	$7,685	$4,385	$27
Non-usage and make whole fees(1)	53	209	109
Amortization of deferred financing costs	750	586	23

Total interest expense	$8,488	$5,180	$159

(1)	Dunlap Funding was subject to a make whole fee for the year ended December 31, 2014 as a result of the level of its utilization of the Deutsche Bank credit facility during such period and, accordingly, Dunlap Funding accrued such fee. Due to increased utilization of the Deutsche Bank credit facility during the years ended December 31, 2016 and 2015, Dunlap Funding was not subject to the make whole fee during such period and, as a result, the accrual of such fee was reversed during the period.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

For the years ended December 31, 2016, 2015 and 2014, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Deutsche Bank credit facility were as follows:

	Year Ended December 31,
	2016	2015	2014
Cash paid for interest expense(1)	$7,606	$3,282	$—
Average borrowings under the facility(2)	$239,568	$153,833	$25,000
Effective interest rate on borrowings (including the effect of non-usage and administration fees)(3)	3.33%	2.79%	4.98%
Weighted average interest rate (including the effect of non-usage and administration fees)(2)(3)	3.18%	2.95%	8.41%

(1)	Interest under the Deutsche Bank credit facility is payable quarterly in arrears and commenced on December 18, 2014.

(2)	Average borrowings for the year ended December 31, 2014 are calculated for the period since the Company commenced borrowing thereunder to December 31, 2014. The weighted average interest rate presented for periods of less than one year is annualized.

(3)	Excludes the effect of the make-whole fee. During the year ended December 31, 2014, the Company recorded a make-whole fee of $54.

Borrowings of Dunlap Funding will be considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

JPM Credit Facility

On May 8, 2015, the Company’s wholly-owned, special purpose financing subsidiary, Jefferson Square Funding, entered into a senior secured term loan credit facility, or the JPM credit facility, with JPM, as administrative agent, each of the lenders from time to time party thereto, Citibank, as collateral agent, and Virtus Group, LP as collateral administrator. On March 1, 2016, Jefferson Square Funding entered into an amendment with JPM to (i) increase the aggregate principal amount of advances by $50,000 to $350,000, plus an option, with the consent of Jefferson Square Funding, JPM, as administrative agent, and the lenders at the time, to further increase the aggregate principal amount of advances by an additional $50,000 prior to April 30, 2016 and (ii) increase the applicable interest rate from LIBOR for each three-month interest period plus 2.50% to LIBOR for each three-month interest period plus 2.69%. On April 28, 2016, Jefferson Square Funding exercised its option, with the necessary consents, to increase the aggregate principal amount of advances to $400,000.

The Company may contribute cash, loans or bonds to Jefferson Square Funding from time to time, subject to certain restrictions set forth in the JPM credit facility, and will retain a residual interest in any assets contributed through its ownership of Jefferson Square Funding or will receive fair market value for any assets sold to Jefferson Square Funding. Jefferson Square Funding may purchase additional assets from various sources. Jefferson Square Funding has appointed the Company to manage its portfolio of assets pursuant to the terms of an investment management agreement. Jefferson Square Funding’s obligations to JPM under the JPM credit

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

facility are secured by a first priority security interest in substantially all of the assets of Jefferson Square Funding, including its portfolio of assets. The obligations of Jefferson Square Funding under the JPM credit facility are non-recourse to the Company, and the Company’s exposure under the JPM credit facility is limited to the value of the Company’s investment in Jefferson Square Funding.

Borrowings under the JPM credit facility accrued interest at a rate equal to three-month LIBOR plus 2.6875% per annum as of December 31, 2016. Interest is payable in arrears beginning on October 25, 2015 and each quarter thereafter. Between September 8, 2015 and November 10, 2015, Jefferson Square Funding was subject to a non-usage fee of 1.00% per annum to the extent the aggregate principal amount available under the JPM credit facility had not been borrowed. Any amounts borrowed under the JPM credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on May 8, 2019.

Borrowings under the JPM credit facility are subject to a compliance condition which will be satisfied at any given time if the outstanding advances to Jefferson Square Funding by the lenders minus the amount of principal and certain interest proceeds in Jefferson Square Funding’s accounts is less than or equal to fifty-five percent (55%) of the net asset value of Jefferson Square Funding’s portfolio of assets.

In connection with the JPM credit facility, Jefferson Square Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The JPM credit facility contains customary events of default for similar financing transactions, including: (a) the failure to make principal payment when due or any other payments under the JPM credit facility within two business days of when due; (b) the insolvency or bankruptcy of Jefferson Square Funding or the Company; (c) a change of control of Jefferson Square Funding shall have occurred; (d) the transaction documents are amended in a manner materially adverse to JPM, as administrative agent, without JPM’s consent; and (e) GDFM or an affiliate thereof ceases to be the Company’s investment sub-adviser. Upon the occurrence and during the continuation of an event of default, JPM may declare the outstanding advances and all other obligations under the JPM credit facility immediately due and payable.

The occurrence of events of default (as described above) or events defined as “Coverage Events” in the loan agreement governing the JPM credit facility triggers (i) a requirement that Jefferson Square Funding obtain the consent of JPM prior to entering into any sale or disposition with respect to portfolio assets and (ii) certain rights of JPM to direct Jefferson Square Funding to enter into sales or dispositions with respect to any portfolio assets, in each case, in JPM’s sole discretion.

As of December 31, 2016 and 2015, $400,000 and $300,000, respectively, was outstanding under the JPM credit facility. The carrying amount outstanding under the JPM credit facility approximates its fair value. The Company incurred costs of $477 in connection with obtaining the JPM credit facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the JPM credit facility. As of December 31, 2016, $340 of such deferred financing costs had yet to be amortized to interest expense.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

For the years ended December 31, 2016 and 2015, the components of total interest expense for the JPM credit facility were as follows:

	Year Ended December 31,
	2016	2015
Direct interest expense	$12,806	$3,597
Non-usage fees	—	124
Amortization of deferred financing costs	118	19

Total interest expense	$12,924	$3,740

For the years ended December 31, 2016 and 2015, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the JPM credit facility were as follows:

	Year Ended December 31,
	2016	2015
Cash paid for interest expense(1)	$11,447	$1,947
Average borrowings under the facility(2)	$375,683	$194,103
Effective interest rate on borrowings (including the effect of non-usage fees)	3.57%	2.82%
Weighted average interest rate (including the effect of non-usage fees)(2)	3.35%	2.90%

(1)	Interest under the JPM credit facility is payable quarterly in arrears and commenced on October 25, 2015.

(2)	Average borrowings for the year ended December 31, 2015 are calculated for the period since the Company commenced borrowing thereunder to December 31, 2015. The weighted average interest rate presented for periods of less than one year is annualized.

Borrowings of Jefferson Square Funding will be considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

Goldman Facility

On June 18, 2015, the Company, through its two wholly-owned, special-purpose financing subsidiaries, Germantown Funding and Society Hill Funding, entered into a debt financing arrangement with Goldman Sachs Bank USA, or Goldman, pursuant to which up to $300,000 is available to the Company. The Company elected to structure the financing in the manner described more fully below in order to, among other things, obtain such financing at a lower cost than would be available through alternative arrangements.

The Company may sell and/or contribute assets to Germantown Funding from time to time pursuant to an amended and restated sale and contribution agreement, dated as of June 18, 2015, between the Company and Germantown Funding, or the sale and contribution agreement. The assets held by Germantown Funding secure the obligations of Germantown Funding under

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

floating rate notes, or the notes issued from time to time by Germantown Funding to Society Hill Funding pursuant to an indenture, dated as of June 18, 2015, with Citibank, as trustee, or the indenture. Pursuant to the indenture, the aggregate principal amount of notes that may be issued by Germantown Funding from time to time is $500,000. Society Hill Funding has purchased the notes issued by Germantown Funding from time to time at a purchase price equal to their par value.

Interest on the notes under the indenture will accrue at three-month LIBOR plus a spread of 4.00% per annum. Principal and any unpaid interest on the notes will be due and payable on the stated maturity date of October 15, 2027.

Society Hill Funding, in turn, has entered into a repurchase transaction with Goldman, pursuant to the terms of a master repurchase agreement and the related annex and master confirmation thereto, each dated as of June 18, 2015 and effective as of July 15, 2015, or collectively, the Goldman facility. Pursuant to the Goldman facility, from time to time, Goldman has purchased notes held by Society Hill Funding for an aggregate purchase price equal to 60% of the principal amount of notes purchased. Subject to certain conditions, the maximum principal amount of notes that may be purchased under the Goldman facility is $500,000. Accordingly, the aggregate maximum amount made available under the Goldman facility will not exceed $300,000.

Society Hill Funding will repurchase the notes sold to Goldman under the Goldman facility no later than July 15, 2019. The repurchase price paid by Society Hill Funding to Goldman will be equal to the purchase price paid by Goldman for the repurchased notes, plus financing fees accrued at the applicable pricing rate under the Goldman facility. Up until November 15, 2015, financing fees were accrued on the aggregate purchase price paid by Goldman for such notes. Thereafter, financing fees have accrued, and will continue to accrue, on $300,000 (even if the aggregate purchase price paid for notes purchased by Goldman at that time is less than that amount), unless and until the outstanding amount is reduced in accordance with the terms of the Goldman facility. If the Goldman facility is accelerated prior to July 15, 2019 due to an event of default or the failure of Germantown Funding to commit to sell any underlying assets that become defaulted obligations within 30 days, then Society Hill Funding must pay to Goldman a fee equal to the present value of the aggregate amount of the financing fees that would have been payable to Goldman from the date of acceleration through July 15, 2019 had the acceleration not occurred. The financing fee under the Goldman facility is equal to three-month LIBOR plus a spread of up to 2.50% per annum for the relevant period.

Goldman may require Society Hill Funding to post cash collateral if the market value of the notes (measured by reference to the market value of Germantown Funding’s portfolio of assets), together with any posted cash collateral, is less than the required margin amount under the Goldman facility; provided, however, that Society Hill Funding will not be required to post cash collateral with Goldman until such market value has declined at least 10% from the initial market value of the notes. In addition, if the market value of any underlying asset held in Germantown Funding’s portfolio of assets is less than 70% of the initial market value of such underlying asset, Goldman may require Society Hill Funding to post additional cash collateral in an amount equal to 15% of the outstanding principal balance of such underlying asset. In each such event, in order to satisfy these

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

requirements, Society Hill Funding intends to borrow funds from the Company pursuant to an uncommitted revolving credit agreement, dated as of June 18, 2015, between Society Hill Funding, as borrower, and the Company, as lender, or the revolving credit agreement. The Company may, in its sole discretion, make such loans from time to time to Society Hill Funding pursuant to the terms of the revolving credit agreement. Borrowings under the revolving credit agreement may not exceed $300,000 and will accrue interest at a rate equal to one-month LIBOR plus a spread of 0.75% per annum.

Under the Goldman facility, Society Hill Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. The Goldman facility contains events of default customary for similar financing transactions, including: (a) failure to transfer the Notes to Goldman on the applicable purchase date or repurchase the Notes from Goldman on the applicable repurchase date; (b) failure to pay certain fees and make-whole amounts when due; (c) failure to post cash collateral as required; (d) the occurrence of insolvency events with respect to Society Hill Funding; and (e) the admission by Society Hill Funding of its inability to, or its intention not to, perform any of its obligations under the Goldman facility.

In connection with the Notes and the Indenture, Germantown Funding also entered into (i) an Amended and Restated Investment Management Agreement with the Company, as investment manager, dated as of June 18, 2015 (the “Management Agreement”), pursuant to which the Company will manage the assets of Germantown Funding; and (ii) a Collateral Administration Agreement with Virtus Group, LP or Virtus, as collateral administrator, dated as of June 18, 2015, pursuant to which Virtus will perform certain administrative services with respect to the assets of Germantown Funding.

As of December 31, 2016 and 2015, notes in an aggregate principal amount of $500,000 and $482,000, respectively, had been purchased by Society Hill Funding from Germantown Funding and subsequently sold to Goldman under the Goldman facility for aggregate proceeds of $300,000 and $289,200, respectively. The carrying amount outstanding under the Goldman facility approximates its fair value. The Company funded each purchase of the notes by Society Hill Funding through a capital contribution to Society Hill Funding. As of December 31, 2016 and 2015, Society Hill Funding’s liability under the Goldman facility was $300,000 and $289,200, respectively, plus $2,141 and $1,714, respectively, of accrued interest expense. The notes issued by Germantown Funding and purchased by Society Hill Funding eliminate in consolidation on the Company’s financial statements.

As of December 31, 2016 and 2015, the fair value of assets held by Germantown Funding was $610,741 and $570,514, respectively.

The Company incurred costs of $1,590 in connection with obtaining the Goldman facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the Goldman facility. As of December 31, 2016, $1,009 of such deferred financing costs had yet to be amortized to interest expense.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

For the years ended December 31, 2016 and 2015, the components of total interest expense for the Goldman facility were as follows:

	Year Ended December 31,
	2016	2015
Direct interest expense	$9,621	$1,714
Amortization of deferred financing costs	399	182

Total interest expense	$10,020	$1,896

For the years ended December 31, 2016 and 2015, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Goldman facility were as follows:

	Year Ended December 31,
	2016	2015
Cash paid for interest expense(1)	$9,195	$—
Average borrowings under the facility(2)	$296,902	$200,553
Effective interest rate on borrowings	3.38%	2.87%
Weighted average interest rate(2)	3.19%	3.27%

(1)	Interest under the Goldman facility is payable quarterly in arrears and commenced on January 15, 2016.

(2)	Average borrowings for the year ended December 31, 2015 are calculated for the period since the Company commenced borrowing thereunder to December 31, 2015. The weighted average interest rate presented for periods of less than one year is annualized.

Borrowings under the Goldman facility will be considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

Capital One Credit Facility

On August 13, 2015, the Company’s wholly-owned, special purpose financing subsidiary, Chestnut Hill Funding, entered into a revolving credit facility, or the Capital One credit facility, with Capital One, National Association, or Capital One, as administrative agent, hedge counterparty, lead arranger and sole bookrunner, each of the conduit lenders and institutional lenders from time to time party thereto, and Wells Fargo Bank, National Association, as collateral agent, account bank and collateral custodian under the Capital One credit facility. The Capital One credit facility provides for borrowings in an aggregate principal amount up to $150,000 on a committed basis.

The Company may contribute cash or loans to Chestnut Hill Funding from time to time and will retain a residual interest in any assets contributed through its ownership of Chestnut Hill Funding or will receive fair market value for any assets sold to Chestnut Hill Funding. Chestnut Hill Funding may purchase additional assets from various sources. Chestnut Hill Funding has appointed the Company to manage its portfolio of assets pursuant to the terms of a collateral

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

management agreement. Chestnut Hill Funding’s obligations to Capital One under the Capital One credit facility are secured by a first priority security interest in substantially all of the assets of Chestnut Hill Funding, including its portfolio of assets. The obligations of Chestnut Hill Funding under the Capital One credit facility are non-recourse to the Company, and the Company’s exposure under the Capital One credit facility is limited to the value of the Company’s investment in Chestnut Hill Funding.

Borrowings under the Capital One credit facility accrue interest at a rate equal to LIBOR for each 1-month, 2-month or 3-month interest period, as elected by Chestnut Hill Funding, in each case plus an applicable spread ranging between 1.75% and 2.50% per annum, depending on the composition of the portfolio of assets for the relevant period. Interest is payable quarterly in arrears. Chestnut Hill Funding will be subject to (a) a non-usage fee to the extent it has not borrowed the aggregate principal amount available under the Capital One credit facility and (b) beginning February 13, 2016, a make-whole fee to the extent it has borrowed less than 60% of the aggregate principal amount available under the Capital One credit facility. Any amounts borrowed under the Capital One credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on August 13, 2020.

Borrowings under the Capital One credit facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Chestnut Hill Funding varies depending upon the types of assets in Chestnut Hill Funding’s portfolio.

In connection with the Capital One credit facility, Chestnut Hill Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The Capital One credit facility contains customary events of default for similar financing transactions, including: (a) the failure to make principal, interest or other payments after any applicable grace period; (b) a cross-default to other indebtedness of Chestnut Hill Funding or the Company; (c) the occurrence of a bankruptcy event with respect to the Company. Chestnut Hill Funding, FSIC III Advisor or GDFM; (d) the Company’s failure to maintain an asset coverage ratio of greater than or equal to 2:1; (e) the Company’s failure to have a net asset value of at least $200,000; (f) a borrowing base deficiency that is not cured in accordance with the terms of the Capital One credit facility; (g) a change of control; (h) the resignation or removal of FSIC III Advisor, GDFM or the Company as collateral manager; and (i) the failure of Chestnut Hill Funding to maintain a trailing six-months interest coverage ratio of at least 1.5:1. Upon the occurrence and during the continuation of an event of default, Capital One and/or the requisite lenders may declare the outstanding advances and all other obligations under the Capital One credit facility immediately due and payable. During the continuation of an event of default, Chestnut Hill Funding must pay interest at a default rate.

Upon the occurrence and during the continuance of certain events described as “Facility Amortization Events” in the loan and security agreement governing the Capital One credit facility, Capital One and/or the requisite lenders may elect to suspend Chestnut Hill Funding’s

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

right to borrow under the Capital One credit facility and apply all income on Chestnut Hill Funding’s portfolio assets to prepay the outstanding principal amount under the Capital One credit facility.

Borrowings under the Capital One credit facility accrue interest at a rate equal to LIBOR for each one-month, two-month or three-month interest period, as elected by Chestnut Hill Funding, in each case plus an applicable spread ranging between 1.75% and 2.50% per annum, depending on the composition of the portfolio of assets for the relevant period. Interest is payable quarterly in arrears. Chestnut Hill Funding is subject to (a) a non-usage fee to the extent it has not borrowed the aggregate principal amount available under the Capital One credit facility and (b) beginning February 13, 2016, a make-whole fee to the extent it has borrowed less than 60% of the aggregate principal amount available under the Capital One credit facility. Any amounts borrowed under the Capital One credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on August 13, 2020.

As of December 31, 2016 and 2015, $150,000 and $94,700, respectively, was outstanding under the Capital One credit facility. The carrying amount outstanding under the Capital One credit facility approximates its fair value. The Company incurred costs of $1,382 in connection with obtaining the Capital One credit facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the Capital One credit facility. As of December 31, 2016, $1,000 of such deferred financing costs had yet to be amortized to interest expense.

For the years ended December 31, 2016 and 2015, the components of total interest expense for the Capital One credit facility were as follows:

	Year Ended December 31,
	2016	2015
Direct interest expense	$4,435	$412
Non-usage fees	52	136
Amortization of deferred financing costs	277	105

Total interest expense	$4,764	$653

For the years ended December 31, 2016 and 2015, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Capital One credit facility were as follows:

	Year Ended December 31,
	2016	2015
Cash paid for interest expense(1)	$3,818	$—
Average borrowings under the facility(2)	$136,413	$53,034
Effective interest rate on borrowings (including the effect of non-usage fees)	3.32%	3.13%
Weighted average interest rate (including the effect of non-usage fees)(2)	3.24%	4.00%

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

(1)	Interest under the Capital One credit facility is payable quarterly in arrears and commenced on January 15, 2016.

(2)	Average borrowings for the year ended December 31, 2015 are calculated for the period since the Company commenced borrowing thereunder to December 31, 2015. The weighted average interest rate presented for periods of less than one year is annualized.

Borrowings of Chestnut Hill Funding will be considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

Partial Loan Sale

Certain partial loan sales do not qualify for sale accounting under ASC Topic 860 because these sales do not meet the definition of a participating interest, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain as an investment on the consolidated balance sheets and the portion sold is recorded as a secured borrowing in the liabilities section of the consolidated balance sheets. For these partial loan sales, the interest earned on the entire loan balance is recorded within interest income and the interest earned by the buyer in the partial loan sale is recorded within interest expense in the consolidated statements of operations.

As of December 31, 2016, the Company recognized a secured borrowing at fair value of $14,040 and the fair value of the loan that is associated with the secured borrowing was $73,095. The secured borrowing was the result of the Company’s completion of a partial sale of a senior secured loan associated with one portfolio company that did not meet the definition of a participating interest. As a result, sale treatment was not allowed and the partial loan sale was treated as a secured borrowing.

During the year ended December 31, 2016, there was a partial loan sale of $13,789 which was issued at a discount to par of $140, and no fundings on revolving and delayed draw secured borrowings or repayments on secured borrowings.

For the year ended December 31, 2016, the components of total interest expense for the secured borrowing were as follows

Year Ended December 31, 2016
Direct interest expense	$325
Amortization of discount	12

Total interest expense	$337

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

For the year ended December 31, 2016, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the secured borrowing were as follows:

Year Ended December 31, 2016
Cash paid for interest expense(1)	$195
Average secured borrowing(2)	$13,929
Effective interest rate on secured borrowing	5.50%
Weighted average interest rate(2)	5.50%

(1)	Interest under the secured borrowing is paid quarterly in arrears.

(2)	For the year ended December 31, 2016, average borrowings are calculated for the period from the date of issuance to December 31, 2016. The weighted average interest rate presented for periods of less than one year is annualized.

Note 9. Commitments and Contingencies

The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. Management of FSIC III Advisor has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material effect upon its financial condition or results of operations.

See Note 4 for a discussion of the Company’s commitments to FSIC III Advisor and its affiliates (including FS Investments) and Note 6 for a discussion of the Company’s unfunded commitments.

Note 10. Senior Securities Asset Coverage

Information about the Company’s senior securities is shown in the table below for the years ended December 31, 2016, 2015 and 2014:

Year Ended December 31,	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4) (Exclude Bank Loans)
2014	$327,237	3.58	—	N/A
2015	$1,393,161	2.36	—	N/A
2016	$1,585,659	2.47	—	N/A

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Senior Securities Asset Coverage (continued)

(1)	Total amount of each class of senior securities outstanding at the end of the period presented. For purposes of the asset coverage test, the Company treats the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted, as a senior security.

(2)	Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the Company in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)	Not applicable because senior securities are not registered for public trading on an exchange.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 11. Financial Highlights

The following is a schedule of financial highlights of the Company for the years ended December 31, 2016 and 2015 and for the period from April 2, 2014 (Commencement of Operations) through December 31, 2014.

	Year Ended December 31,		Period from April 2, 2014 (Commencement of Operations) through December 31, 2014
	2016	2015
Per Share Data:(1)
Net asset value, beginning of period	$7.85	$8.63	$9.00
Results of operations(2)
Net investment income	0.65	0.65	0.45
Net realized and unrealized appreciation (depreciation) on investments and total return swap	0.72	(1.16)	(0.62)

Net decrease in net assets resulting from operations	1.37	(0.51)	(0.17)

Stockholder distributions(3)
Distributions from net investment income	(0.70)	(0.70)	(0.52)
Distributions from net realized gain on investments	—	—	(0.00)

Net decrease in net assets resulting from stockholder distributions	(0.70)	(0.70)	(0.52)

Capital share transactions
Issuance of common stock(4)	0.01	0.47	0.47
Repurchases of common stock(5)	—	—	—
Offering costs(2)	—	(0.04)	(0.11)
Payments to investment adviser for organization and offering costs(2)	—	—	(0.09)
Capital contributions of investment adviser(2)	—	—	0.05

Net increase in net assets resulting from capital share transactions	0.01	0.43	0.32

Net asset value, end of period	$8.53	$7.85	$8.63

Shares outstanding, end of period	272,354,014	241,270,590	97,578,402

Total return(6)	18.31%	(1.48)%	1.72%

Total return (without assuming reinvestment of distributions)(7)	17.58%	(0.93)%	1.67%

Ratio/Supplemental Data:
Net assets, end of period	$2,323,940	$1,895,042	$842,577

Ratio of net investment income to average net assets(8)	8.00%	7.65%	5.10%

Ratio of operating expenses and excise taxes to average net assets(8)	7.51%	5.65%	2.56%

Ratio of total operating expenses and excise taxes to average net assets(8)	7.51%	5.89%	1.63%

Portfolio turnover	37.52%	26.01%	31.24%

Total amount of senior securities outstanding, exclusive of treasury securities	$1,585,659	$1,393,161	$327,237

Asset coverage per unit(9)	2.47	2.36	3.58

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 11. Financial Highlights (continued)

(1)	Per share data may be rounded in order to recompute the ending net asset value per share.

(2)	The per share data was derived by using the weighted average shares outstanding during the years ended December 31, 2016 and 2015 and the period from April 2, 2014 (Commencement of Operations) through December 31, 2014.

(3)	The per share data for distributions reflects the actual amount of distributions paid per share during the years ended December 31, 2016 and 2015 and the period from April 2, 2014 (Commencement of Operations) through December 31, 2014.

(4)	The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock in the Company’s continuous public offering and pursuant to the Company’s distribution reinvestment plan. The issuance of common stock at an offering price, net of selling commissions and dealer manager fees, that is greater than the net asset value per share results in an increase in net asset value per share.

(5)	The per share impact of the Company’s repurchases of common stock to net asset value is less than $0.01 per share during the years ended December 31, 2016 and 2015 and the period from April 2, 2014 (Commencement of Operations) through December 31, 2014.

(6)	The total return for each period presented was calculated based on the change in net asset value during the applicable period, including the impact of distributions reinvested in accordance with the Company’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of shares of the Company’s common stock. The total return includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. The historical calculation of total return in the table should not be considered a representation of the Company’s future total return, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Company’s investment portfolio during the applicable period and do not represent an actual return to stockholders.

(7)	The total return (without assuming reinvestment of distributions) for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share which were declared during the applicable period and dividing the total by the net asset value per share at the beginning of the applicable period. The total return (without assuming reinvestment of distributions) does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of shares of the Company’s common stock. The total return (without assuming reinvestment of distributions) includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. The historical calculation of total return (without assuming reinvestment of distributions) in the table should not be considered a representation of the Company’s future total return (without assuming reinvestment of distributions) which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Company’s investment portfolio during the applicable period and do not represent an actual return to stockholders.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 11. Financial Highlights (continued)

(8)	Weighted average net assets during the applicable period are used for this calculation. The following is a schedule of supplemental ratios for the years ended December 31, 2016 and 2015 and the period from April 2, 2014 (Commencement of Operations) through December 31, 2014, respectively:

			Period from April 2, 2014 (Commencement of Operations) through December 31, 2014
	Year Ended December 31,
	2016	2015
Ratio of subordinated income incentive fees to average net assets	1.87%	1.40%	—
Ratio of interest expense to average net assets	1.87%	0.95%	0.10%
Ratio of offering costs to average net assets	0.06%	—	—
Ratio of excise taxes to average net assets	0.01%	0.01%	—

(9)	Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets, less liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

Note 12. Selected Quarterly Financial Data (Unaudited)

The following are the quarterly results of operations for the years ended December 31, 2016 and 2015. The following information reflects all normal recurring adjustments necessary for a fair presentation of the information for the periods presented. The operating results for any quarter are not necessarily indicative of results for any future period.

	Quarter Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Investment income	$88,346	$85,383	$82,016	$73,276
Operating expenses
Operating expenses and excise taxes	44,290	42,949	39,693	32,394

Net investment income	44,056	42,434	42,323	40,882
Realized and unrealized gain (loss)	21,057	84,299	100,878	(16,443)

Net increase (decrease) in net assets resulting from operations	$65,113	$126,733	$143,201	$24,439

Per share information-basic and diluted
Net investment income	$0.16	$0.16	$0.16	$0.16

Net increase (decrease) in net assets resulting from operations	$0.24	$0.48	$0.55	$0.10

Weighted average shares outstanding	269,222,021	265,207,964	260,368,996	252,692,204

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 12. Selected Quarterly Financial Data (Unaudited) (continued)

	Quarter Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Investment income	$77,982	$53,756	$39,296	$24,215
Operating expenses
Operating expenses and excise taxes	35,439	22,629	15,053	8,292
Add: Expense recoupment to sponsor	218	1,601	1,328	322

Total operating expenses and excise taxes	35,657	24,230	16,381	8,614

Net investment income	42,325	29,526	22,915	15,601
Realized and unrealized gain (loss)	(105,970)	(104,678)	1,351	12,166

Net increase (decrease) in net assets resulting from operations	$(63,645)	$(75,152)	$24,266	$27,767

Per share information-basic and diluted
Net investment income	$0.19	$0.16	$0.15	$0.14

Net increase (decrease) in net assets resulting from operations	$(0.28)	$(0.40)	$0.16	$0.24

Weighted average shares outstanding	223,775,579	190,004,740	152,764,784	113,611,308

The sum of quarterly per share amounts does not necessarily equal per share amounts reported for the years ended December 31, 2016 and 2015. This is due to changes in the number of weighted-average shares outstanding and the effects of rounding for each period.

APPENDIX 1

The following is a schedule of financial highlights of FS Investment Corporation for the six months ended June 30, 2017 and the years ended December 31, 2016, 2015, 2014, 2013, 2012, 2011 and 2010:

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012	2011	2010
Per Share Data:(1)
Net asset value, beginning of period	$9.41	$9.10	$9.83	$10.18	$9.97	$9.35	$9.42	$9.10
Results of operations(2)
Net investment income (loss)	0.40	0.85	1.10	0.97	0.96	0.59	0.76	0.40
Net realized and unrealized appreciation (depreciation) on investments and total return swap and gain/loss on foreign currency	(0.06)	0.35	(0.94)	(0.19)	0.08	0.86	(0.19)	0.81

Net increase (decrease) in net assets resulting from operations	0.34	1.20	0.16	0.78	1.04	1.45	0.57	1.21

Stockholder distributions(3)
Distributions from net investment income	(0.45)	(0.89)	(0.75)	(0.79)	(0.83)	(0.63)	(0.78)	(0.55)
Distributions from net realized gain on investments	—	—	(0.14)	(0.29)	—	(0.23)	(0.13)	(0.32)

Net decrease in net assets resulting from stockholder distributions	(0.45)	(0.89)	(0.89)	(1.08)	(0.83)	(0.86)	(0.91)	(0.87)

Capital share transactions
Issuance of common stock(4)	0.00	0.00	0.00	—	—	0.04	0.34	0.10
Repurchases of common stock(5)	—	—	—	(0.05)	—	—	—	—
Offering costs(2)	—	—	—	—	—	(0.01)	(0.07)	(0.07)
Reimbursement to investment adviser(2)	—	—	—	—	—	—	—	(0.10)
Capital contributions of investment adviser(2)	—	—	—	—	—	—	—	0.05

Net increase (decrease) in net assets resulting from capital share transactions	—	—	—	(0.05)	—	0.03	0.27	(0.02)

Net asset value, end of period	$9.30	$9.41	$9.10	$9.83	$10.18	$9.97	$9.35	$9.42

Per share market value, end of period	$9.15	$10.30	$8.99	$9.93	—	—	—	—

Shares outstanding, end of period	245,153,010	244,063,357	242,847,016	240,896,559	259,320,161	251,890,821	160,390,540	41,332,661

Total return based on net asset value(6)	3.61%	13.19%	1.63%	7.17%	10.43%	15.83%	8.93%	13.08%

Total return based on market value(7)	(6.90)%	25.91%	(0.78)%	5.52%	—	—	—	—

(1)	Per share data may be rounded in order to recompute the ending net asset value per share.

(2)	The per share data was derived by using the weighted average shares outstanding during the applicable period.

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(3)	The per share data for distributions reflect the actual amount of distributions paid per share during the applicable period.

(4)	The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock in FS Investment Corporation’s continuous public offering, as applicable, and pursuant to FS Investment Corporation’s distribution reinvestment plan. The issuance of common stock at an offering price, net of selling commissions and dealer manager fees, that is greater than the net asset value per share results in an increase in net asset value per share. The per share impact of FS Investment Corporation’s distribution reinvestment plan is an increase to the net asset value of less than $0.01 per share during the six months ended June 30, 2017 and the years ended December 31, 2016, 2015, 2014 and 2013.

(5)	The modified “Dutch auction” tender offer conducted in April 2014 (which expired on May 28, 2014) by FS Investment Corporation in connection with the listing of its shares on the NYSE and the purchase of shares of common stock pursuant thereto on June 4, 2014 resulted in a reduction to net asset value as a result of FS Investment Corporation repurchasing shares at a price greater than its net asset value per share. The per share impact of FS Investment Corporation’s repurchases of common stock is a reduction to net asset value of less than $0.01 per share during the years ended December 31, 2013, 2012, 2011 and 2010.

(6)	The total return based on net asset value for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share that were declared during the applicable period and dividing the total by the net asset value per share at the beginning of the applicable period. Total return based on net asset value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of FS Investment Corporation’s common stock. The historical calculation of total return based on net asset value in the table should not be considered a representation of FS Investment Corporation’s future total return based on net asset value, which may be greater or less than the return shown in the table due to a number of factors, including its ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on debt securities it acquires, the level of its expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which it encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on FS Investment Corporation’s investment portfolio during the applicable period and do not represent an actual return to stockholders.

(7)	The total return based on market value for the six months ended June 30, 2017 and the years ended December 31, 2016 and 2015 was calculated based on the change in market price during the applicable period, including the impact of distributions reinvested in accordance with FS Investment Corporation’s distribution reinvestment plan. The total return based on market value for the year ended December 31, 2014 was calculated based on the change in market price during the period from April 16, 2014 (the first day the shares began trading on the NYSE) to December 31, 2014, including the impact of distributions reinvested in accordance with FS Investment Corporation’s distribution reinvestment plan. Total return based on market value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of FS Investment Corporation’s common stock. The historical calculation of total return based on market value in the table should not be considered a representation of its future total return based on market value, which may be greater or less than the return shown in the table due to a number of factors, including its ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities it acquires, the level of its expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which it encounters competition in its markets, general economic conditions and fluctuations in per share market value. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

FS Investment Corporation files annual reports with the SEC containing audited financial statements. This information is available by visiting FS Investment Corporation’s website at www.fsinvestmentcorp.com. Information contained on FS Investment Corporation’s website is not incorporated by reference into this prospectus, or the registration statement of which this prospectus is a part, and stockholders should not consider information contained on FS Investment Corporation’s website to be part of this prospectus, or the registration statement of which this prospectus is a part. The SEC also maintains a website at www.sec.gov that contains such information.

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APPENDIX 2

The following is a schedule of financial highlights of FS Investment Corporation II for the six months ended June 30, 2017 and the years ended December 31, 2016, 2015, 2014, 2013 and 2012. The financial highlights of FS Investment Corporation II for the period from July 13, 2011 (Inception) to December 31, 2011 have been omitted because FS Investment Corporation II did not have investment operations as of December 31, 2011.

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012
Per Share Data(1):
Net asset value, beginning of period	$8.90	$8.37	$9.30	$9.39	$9.16	$9.00
Results of operations(2)
Net investment income (loss)	0.41	0.79	0.92	0.80	0.62	0.12
Net realized and unrealized appreciation (depreciation) on investments, total return swap, credit default swaps and gain/loss on foreign currency	0.03	0.49	(1.11)	(0.17)	0.27	0.73

Net increase (decrease) in net assets resulting from operations	0.44	1.28	(0.19)	0.63	0.89	0.85

Stockholder distributions(3)
Distributions from net investment income	(0.38)	(0.73)	(0.72)	(0.69)	(0.69)	(0.28)
Distributions from net realized gain on investments	—	(0.02)	(0.03)	(0.05)	(0.07)	(0.11)

Net decrease in net assets resulting from stockholder distributions	(0.38)	(0.75)	(0.75)	(0.74)	(0.76)	(0.39)

Capital share transactions
Issuance of common stock(4)	—	—	0.01	0.03	0.15	0.07
Repurchases of common stock(5)	—	—	—	—	—	—
Offering costs(2)	—	—	—	(0.01)	(0.05)	(0.28)
Reimbursement to investment adviser(2)	—	—	—	—	—	(0.33)
Capital contributions of investment adviser(2)	—	—	—	—	—	0.24

Net increase (decrease) in net assets resulting from capital share transactions	—	—	0.01	0.02	0.10	(0.30)

Net asset value, end of period	$8.96	$8.90	$8.37	$9.30	$9.39	$9.16

Shares outstanding, end of period	328,095,346	326,909,727	321,507,876	313,037,127	254,572,096	57,612,806

Total return(6)	4.94%	16.07%	(2.37)%	6.97%	11.12%	6.09%

Total return (without assuming reinvestment of distributions)(7)	4.94%	15.29%	(1.94)%	6.92%	10.81%	6.11%

(1)	Per share data may be rounded in order to recompute the ending net asset value per share.

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(2)	The per share data was derived by using the weighted average shares outstanding during the applicable period.

(3)	The per share data for distributions reflects the actual amount of distributions paid per share during the applicable period.

(4)	The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock in FS Investment Corporation II’s continuous public offering, as applicable, and pursuant to the FS Investment Corporation II’s distribution reinvestment plan. The issuance of common stock at an offering price, net of selling commissions and dealer manager fees, that is greater than the net asset value per share results in an increase in net asset value per share.

(5)	The per share impact of FS Investment Corporation II’s repurchases of common stock is a reduction to net asset value of less than $0.01 per share during the period.

(6)	The total return for each period presented was calculated based on the change in net asset value during the applicable period, including the impact of distributions reinvested in accordance with FS Investment Corporation II’s distribution reinvestment plan. The total return does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of FS Investment Corporation II’s common stock. The total return includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. The historical calculation of total return in the table should not be considered a representation of FS Investment Corporation II’s future total return, which may be greater or less than the return shown in the table due to a number of factors, including FS Investment Corporation II’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities FS Investment Corporation II acquires, the level of FS Investment Corporation II’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which FS Investment Corporation II encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on FS Investment Corporation II’s investment portfolio during the applicable period and do not represent an actual return to stockholders.

(7)	The total return (without assuming reinvestment of distributions) for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share which were declared during the applicable period and dividing the total by the net asset value per share at the beginning of the applicable period. The total return (without assuming reinvestment of distributions) does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of FS Investment Corporation II’s common stock. The total return (without assuming reinvestment of distributions) includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. The historical calculation of total return (without assuming reinvestment of distributions) in the table should not be considered a representation of FS Investment Corporation II’s future total return (without assuming reinvestment of distributions) which may be greater or less than the return shown in the table due to a number of factors, including FS Investment Corporation II’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities FS Investment Corporation II acquires, the level of FS Investment Corporation II’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return (without assuming reinvestment of distributions) on FS Investment Corporation II’s investment portfolio during the applicable period and do not represent an actual return to stockholders.

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APPENDIX 3

The following is a schedule of financial highlights of FS Investment Corporation IV for the six months ended June 30, 2017 and the period from January 6, 2016 (Commencement of Operations) through December 31, 2016. The financial highlights of FS Investment Corporation IV for the period from February 5, 2015 (Inception) to December 31, 2015 have been omitted because FS Investment Corporation IV did not have investment operations as of December 31, 2015.

	Six Months Ended June 30, 2017 (unaudited)	Period from January 6, 2016 (Commencement of Operations) through December 31, 2016
Per Share Data:(1)
Net asset value, beginning of period	$10.96	$10.28
Results of operations(2)
Net investment income (loss)	0.03	(0.26)
Net realized and unrealized appreciation (depreciation) on investments and total return swap	0.43	1.43

Net increase (decrease) in net assets resulting from operations	0.46	1.17

Stockholder distributions(3)
Distributions from net investment income	(0.29)	(0.48)
Distributions from net realized gain on investments	(0.10)	(0.16)

Net decrease in net assets resulting from stockholder distributions	(0.39)	(0.64)

Capital share transactions
Issuance of common stock(4)	0.04	0.15
Repurchases of common stock(5)	—	—
Offering costs(2)	—	—
Reimbursement to investment adviser(2)	—	—
Capital contributions of investment adviser(2)	—	—

Net increase in net assets resulting from capital share transactions	0.04	0.15

Net asset value, end of period	$11.07	$10.96

Shares outstanding, end of period	25,004,836	14,782,671

Total return(6)	4.58%	13.20%

Total return (without assuming reinvestment of distributions)(7)	4.56%	12.84%

(1)	Per share data may be rounded in order to recompute the ending net asset value per share.

(2)	The per share data was derived by using the weighted average shares outstanding during the period.

(3)	The per share data for distributions reflects the actual amount of distributions paid per share during the period.

(4)

The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock in FS Investment Corporation IV’s continuous public offering and pursuant to FS

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Investment Corporation IV’s distribution reinvestment plan. The issuance of common stock at an offering price, net of selling commissions, that is greater than the net asset value per share results in an increase in net asset value per share.

(5)	The per share impact of FS Investment Corporation IV’s repurchases of common shares was a reduction to net asset value of less than $0.01 per share during each period.

(6)	The total return for each period presented was calculated based on the change in net asset value during the period, including the impact of distributions reinvested in accordance with FS Investment Corporation IV’s distribution reinvestment plan. The total return does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of FS Investment Corporation IV’s common stock. The total return includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. The historical calculation of total return in the table should not be considered a representation of FS Investment Corporation IV’s future total return, which may be greater or less than the return shown in the table due to a number of factors, including FS Investment Corporation IV’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities FS Investment Corporation IV acquires, the level of FS Investment Corporation IV’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which FS Investment Corporation IV encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculation set forth above represents the total return on FS Investment Corporation IV’s investment portfolio during the period and does not represent an actual return to stockholders.

(7)	The total return (without assuming reinvestment of distributions) for each period presented was calculated by taking the net asset value per share as of the end of the period, adding the cash distributions per share which were declared during the period and dividing the total by the net asset value per share at the beginning of the period. The total return (without assuming reinvestment of distributions) does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of FS Investment Corporation IV’s common stock. The total return (without assuming reinvestment of distributions) includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. The historical calculation of total return (without assuming reinvestment of distributions) in the table should not be considered a representation of FS Investment Corporation IV’s future total return (without assuming reinvestment of distributions), which may be greater or less than the return shown in the table due to a number of factors, including FS Investment Corporation IV’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities FS Investment Corporation IV acquires, the level of FS Investment Corporation IV’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which FS Investment Corporation IV encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculation set forth above represents the total return on FS Investment Corporation IV’s investment portfolio during the period and does not represent an actual return to stockholders.

Z-2

APPENDIX A-Form of Subscription agreement

INSTITUTIONAL V3.2

FS INVESTMENT CORPORATION III

The undersigned hereby tenders this subscription and applies for the purchase of the dollar amount of shares of common stock (the “Shares”) of FS Investment Corporation III, a Maryland corporation (sometimes referred to herein as the “Company”), set forth below.

1 Investment Mark initial or additional investment

Subscription amount $

☐ Initial investment ($25,000 minimum)*	☐ Additional investment ($500 minimum)

*The Company may waive this minimum in its sole and absolute discretion.

2 Ownership Select only one

Please complete part A of section 4.	Please complete part A of section 4.	Please complete part B of section 4.
SINGLE OWNER	QUALIFIED PLAN ACCOUNT	OTHER ACCOUNT
Supporting documents are required
☐ Individual	☐ Traditional IRA	☐ Qualified pension
To make a transfer on death (TOD) designation, attach a completed TOD form. TOD forms can be found on www.fsinvestments.com.	☐ Roth IRA	☐ Corporation: S-Corp
	☐ Rollover IRA	☐ Corporation: C-Corp
	☐ SIMPLE IRA	☐ Profit-sharing plan
MULTIPLE OWNERS	☐ SEP IRA	☐ Keogh
☐ Community property	☐ Beneficial IRA	☐ Partnership
☐ Tenants in common	☐ Other	☐ Estate
☐ Joint tenants with rights of survivorship	(please specify)	☐ Trust
To make a TOD designation, attach a completed TOD form. TOD forms can be found on www.fsinvestments.com.		☐ 401(k)
☐ Other
(please specify)
MINOR ACCOUNT		The FS Trustee Certification of Investment Powers Form for Trust Accounts may be completed in lieu of providing trust documents. You can obtain this form by visiting www.fsinvestments.com.
☐ UGMA: State of
☐ UTMA: State of

3 Custodial arrangement If applicable

Name of custodian	Custodian phone #

Mailing address
	(street)	(city, state)	(ZIP)

To be completed by custodian above
Custodian tax ID #	Custodian authorization:
Custodian account #

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FS Investment Corporation III – Institutional Subscription Agreement V3.2

4 Investor information Please print

A	Individual owner/beneficial owner
(first, middle, last)

	SSN	Date of birth
(mm/dd/yyyy)

Joint owner/beneficial owner
(first, middle, last)

	SSN	Date of birth
(mm/dd/yyyy)

U.S. street address
		(city, state)	(ZIP)

Mailing address
	(Leave blank if your U.S. street address and mailing address are the same) (city, state)		(ZIP)

	Email address	Phone #

CITIZENSHIP ☐ U.S. citizen ☐ Resident alien ☐ Non-resident alien (form W-8BEN is required)
	(country)		(country)

B	Trust/Corp/Partnership/Other

	SSN/Tax ID	Date of formation
(mm/dd/yyyy)

U.S. street address
		(city, state)	(ZIP)

Mailing address
	(Leave blank if your U.S. street address and mailing address are the same)	(city, state)	(ZIP)

Trustee(s)/authorized person(s)

	Trustee(s)/authorized person(s) SSN	Date of birth
(mm/dd/yyyy)
Trustee(s)/authorized person(s) U.S. street address
	(street)	(city, state)	(ZIP)

In lieu of receiving documents by mail, you can enroll in the FS Investments Paperless Green Program. Please visit www.fsinvestments.com and click the “Log into the investor portal” link under “Support.” Follow this link to the electronic consent and fill out the required account information.

5 Distributions

If this election is not completed, the Company will default to sending the investor’s cash distributions to the custodian indicated in section 3. I (We) acknowledge that distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to stockholders through distributions will be made after payment of fees and expenses, as well as any sales load.
I (We) hereby elect the distribution option indicated below:

☐	I (We) choose to participate in the Company’s distribution reinvestment plan.

The Company requires each investor who elects to have his or her distributions reinvested pursuant to the Company’s Distribution Reinvestment Plan to notify the Company and the registered investment advisor named in this Subscription Agreement in writing at any time there is a material change in his or her financial condition, including failure to meet the minimum gross income and net worth standards set forth in section 6 below.

☐	I (We) choose to have distributions sent to the Custodian of Record identified in section 3.

6 Investor representations Initials are required for letters a-d and any state suitability requirement that may apply

Please carefully read and separately initial each of the representations below. In the case of joint investors, each investor must initial. Except in the case of fiduciary accounts, you may not grant any person power of attorney to make such representations on your behalf. In the case of sales to fiduciary accounts, these minimum standards shall be met by the beneficiary, the fiduciary account or by the donor or grantor who directly or indirectly supplies the funds to purchase the Shares if the donor or grantor is the fiduciary. In order to induce the Company to accept this subscription, I (we) hereby represent and warrant that:

		Owner (initials)	Joint owner (initials)

a)	I (We) have received a Prospectus for the Company relating to the Shares for which I am (we are) subscribing, wherein the terms and conditions of the offering are described.

b)	I (We) certify that I (we) have either (1) a net worth (not including home, furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (2) a net worth (not including home, furnishings, and personal automobiles) of at least $250,000, or that I (we) meet the higher suitability requirements imposed by my (our) state of primary residence as set forth below and in the Prospectus for the Company relating to the Shares under “Suitability Standards.”

c)	I am (We are) purchasing Shares for my (our) own account.

d)	I (We) acknowledge that the Shares are not liquid, there is no public market for the Shares, and I (we) may not be able to sell the Shares.

e)

If I am (we are) a resident of Alabama, I (we) certify that I (we) have a liquid net worth of at least ten (10) times my (our) investment in FS Investment Corporation III and its affiliates. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

f)	If I am (we are) a resident of Idaho, I (we) certify that I (we) will not invest, in the aggregate, more than 10% of my (our) liquid net worth in FS Investment Corporation III’s Shares. Liquid net worth is defined as that portion of net worth consisting of cash, cash equivalents and readily marketable securities.

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FS Investment Corporation III – Institutional Subscription Agreement V3.2

6 Investor representations Initials are required for letters a-d and any state suitability requirement that may apply (continued)

g)

If I am (we are) a resident of Iowa, I (we) certify that I (we) have either (1) a minimum annual gross income of at least $100,000 and a minimum liquid net worth of at least $100,000 or (2) a minimum liquid net worth of at least $350,000. In addition, I (we) certify that my (our) aggregate investment in FS Investment Corporation III and shares of other non-traded business development companies does not exceed ten percent (10%) of my (our) liquid net worth. For these purposes, liquid net worth is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. Investors who are accredited investors as defined in 17 CFR 230.501 are not subject to the foregoing investment concentration limit.

h)	If I am (we are) a resident of Kansas, I (we) acknowledge that it is recommended by the Office of the Securities Commissioner that I (we) limit my (our) aggregate investment in FS Investment Corporation III and other non-traded business development companies to not more than 10% of my (our) liquid net worth. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

i)

If I am (we are) a resident of Kentucky, I (we) certify that I (we) have either (1) a minimum annual gross income of $85,000 and a minimum net worth (as defined in the NASAA Omnibus Guidelines) of $85,000 or (2) a minimum net worth alone of $300,000. In addition, I (we) certify that I (we) will not invest more than 10% of my (our) liquid net worth in FS Investment Corporation III’s securities. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

j)

If I am (we are) a resident of Maine, I (we) acknowledge that the Maine Office of Securities recommends that my (our) aggregate investment in this offering and similar direct participation investments not exceed 10% of my (our) liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

k)

If I am (we are) a resident of Massachusetts, I (we) hereby acknowledge that I (we) may not invest, in the aggregate, more than 10% of my (our) liquid net worth in FS Investment Corporation III’s Shares and in other non-traded direct participation programs. Liquid net worth shall be defined as that portion of an investor’s net worth (total assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

l)	If I am (we are) a resident of Missouri, I (we) certify that no more than ten percent (10%) of my (our) liquid net worth will be invested in the securities of FS Investment Corporation III.

m)

If I am (we are) a resident of Nebraska, I (we) certify that my (our) investment in FS Investment Corporation III’s Shares will not exceed 10% of my (our) net worth. An investment in FS Investment Corporation III by a Nebraska investor who is an accredited investor as defined in 17 CFR 230.501 is not subject to the suitability limitation in this section (m).

n)

If I am (we are) a resident of New Mexico, I (we) certify that I (we) will limit my (our) investment in non-traded business development companies, including my (our) investment in FS Investment Corporation III’s Shares and in FS Investment Corporation III’s affiliates, to a maximum of 10% of my (our) liquid net worth. Liquid net worth is that portion of my (our) net worth that is comprised of cash, cash equivalents and readily marketable securities.

o)

If I am (we are) a resident of North Dakota, I (we) certify that I (we) have a net worth of at least ten (10) times my (our) investment in FS Investment Corporation III and I (we) meet the suitability standards described under (b) above.

p)

If I am (we are) a resident of Ohio, I (we) certify that I (we) may not invest more than 10% of my (our) liquid net worth in FS Investment Corporation III’s Shares, in FS Investment Corporation III’s affiliates and in other non-traded business development companies. Liquid net worth is that portion of my (our) net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

q)

If I am (we are) a resident of Oklahoma, I (we) certify that my (our) investment in FS Investment Corporation III’s Shares will not exceed 10% of my (our) net worth (excluding home, home furnishings and automobiles).

r)	If I am (we are) a resident of Oregon, I (we) certify that I (we) will limit my (our) investment in the offering to no more than 10% of my (our) net worth.

s)

If I am (we are) a resident of Tennessee, I (we) certify that I (we) have either (1) a minimum annual gross income of $85,000 and a minimum net worth of $85,000; or (2) a minimum net worth of $350,000 exclusive of home, home furnishings and automobiles. In addition, I (we) certify that my (our) investment in FS Investment Corporation III does not exceed 10% of my (our) liquid net worth. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

t)

If I am (we are) a resident of Vermont, I (we) certify that I (we) will not purchase an amount in this offering that exceeds 10% of my (our) liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings, or automobiles) minus total liabilities. Accredited investors in Vermont, as defined in 17 C.F.R. § 230.501, are not subject to the suitability limitation in this section (t).

7 Important information Rights, certifications and authorizations

Substitute IRS Form W-9 Certification:

I (We) declare that the information supplied in this Subscription Agreement is true and correct and may be relied upon by the Company in connection with my (our) investment in the Company. Under penalties of perjury, I (we) certify that (1) the number shown in the Investor Social Security number/taxpayer identification number field in section 4 of this Subscription Agreement is my correct taxpayer identification number (or I am waiting for a number to be issued to me); (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (including a non-resident alien).

NOTE: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return.

By signing below, you hereby acknowledge receipt of the prospectus of the Company relating to the Shares for which you have subscribed, as supplemented and amended through the date hereof (as so supplemented and amended, the “Prospectus”), not less than five (5) business days prior to the signing of this Subscription Agreement. The Prospectus is available at www.sec.gov. You are encouraged to read the Prospectus carefully before making any investment decisions. You agree that if your subscription is accepted, it will be held, together with the accompanying payment, on the terms described in the Prospectus. You agree that subscriptions may be rejected in whole or in part by the Company at its sole and absolute discretion. You understand that you will receive a confirmation of your purchase, subject to acceptance by the Company, within fifteen (15) days from the date your subscription is received and accepted, and that the sale of Shares pursuant to this Subscription Agreement will not be effective until at least five (5) business days after the date you have received a final Prospectus. Upon the original sale of Shares, you will be admitted as a stockholder no later than the last day of the calendar month following the date your subscription is accepted by the Company. Subsequent subscriptions shall be accepted or rejected by the Company within thirty (30) days of their receipt; if rejected, all funds (without interest) will be returned to you without deduction for any expenses within ten (10) business days from the date the subscription is rejected.

By signing below, you also acknowledge that you have been advised that the assignability and transferability of the Shares is restricted and governed by the terms of the Prospectus; there are risks associated with an investment in the Shares; and you should not invest in the Shares unless you have an adequate means of providing for your current needs and personal contingencies and have no need for liquidity in this investment.

The Company is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and Social Security/taxpayer identification number. The Company may also ask you to provide other identifying documents. If you do not provide the information, the Company may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. You further agree that the Company may discuss your personal information and your investment in the Shares at any time with your then-current financial advisor. If the Company is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Company believes it has identified potentially criminal activity, the Company reserves the right to take action as the Company deems appropriate, which may include closing your account.

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FS Investment Corporation III – Institutional Subscription Agreement V3.2

7 Important information Rights, certifications and authorizations (continued)

By signing below, you also acknowledge that:

An investment in the Shares is not suitable for you if you might need access to the money you invest in the foreseeable future.

•	You may not have access to the money you invest for an indefinite period of time.

•	You should not expect to be able to sell your Shares regardless of how the Company performs. If you are unable to sell your Shares, you will be unable to reduce your exposure on any market downturn.

•	The Company does not intend to list the Shares on any securities exchange during or for what may be a significant time after the offering period, and the Company does not expect a secondary market in the Shares to develop.

•	The Company has implemented a share repurchase program, but only a limited number of Shares will be eligible for repurchase. In addition, any such repurchases will be at the current institutional offering price in effect on the date of repurchase, which price may be less than what you paid for the shares being repurchased.

•	The Company’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to you through distributions will be distributed after payment of fees and expenses.

•	The Company’s previous distributions were funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that are subject to repayment to the Company’s affiliate Franklin Square Holdings, L.P., or FS Investments, and the Company’s future distributions may be funded from such waivers and reimbursements. Significant portions of these distributions may not be based on the Company’s investment performance and such waivers and reimbursements by FS Investments may not continue in the future. If FS Investments does not agree to reimburse certain of the Company’s expenses, including through the waiver of certain of its advisory fees, significant portions of these distributions may come from offering proceeds or borrowings. The repayment of any amounts owed to FS Investments will reduce the future distributions to which you would otherwise be entitled.

•	FS Investment Solutions, LLC, the dealer manager for the offering of the Shares, is not acting as the broker-dealer of record. Specifically, FS Investment Solutions, LLC shall not be responsible for carrying out any broker-dealer functions in connection with your purchase of the Shares, including but not limited to: (i) opening an individual account for you, (ii) determining whether any investment in the Shares is suitable for you, or (iii) verifying your identity. You acknowledge and agree that you do not have a customer relationship with FS Investment Solutions, LLC and any such relationship as customer is solely between you and your financial representative (including, if such financial advisor is a registered investment advisor (“RIA”), such RIA’s custodian).

The IRS does not require your consent to any provision of this Subscription Agreement other than the certifications required to avoid backup withholding.

Owner or authorized person signature	Date (mm/dd/yyyy)	Joint owner or authorized person signature	Date (mm/dd/yyyy)

8 Registered investment advisor

The undersigned confirm on behalf of the registered investment advisor that (i) they are registered and/or properly licensed in the state in which the sale of the Shares to the investor executing this Subscription Agreement has been made and that the offering of the Shares is registered for sale in such state; (ii) they have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (iii) they have discussed such investor’s prospective purchase of Shares with such investor; (iv) they have advised such investor of all pertinent facts with regard to the fundamental risks of the investment, including the lack of liquidity and marketability of the Shares; (v) they have delivered a current Prospectus to such investor; (vi) they have reasonable grounds to believe that the investor is purchasing these Shares for his or her own account; (vii) they have reasonable grounds to believe that the purchase of Shares is a suitable investment for such investor, that the undersigned will obtain and retain records relating to such investor’s suitability for a period of six (6) years, that such investor meets the suitability standards applicable to such investor set forth in the Prospectus, if any, that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto and that such investor has an understanding of the fundamental risks of the investment, the background and qualifications of the persons managing the Company and the tax consequences of purchasing and owning Shares; and (viii) the purchase of Shares is in the best interests of the investor. The undersigned investment advisor representative further represents and certifies that in connection with this subscription for Shares, he or she has complied with and has followed all applicable policies and procedures under his or her firm’s existing Anti-Money Laundering Program and Customer Identification Program.

Registered investment advisor firm name

Investment advisor representative name		Phone
(first, middle, last)

Mailing address
(street)		(city, state)	(ZIP)

CRD number	Email address

Investment advisor representative signature	Date (mm/dd/yyyy)	Reg. investment advisor signature (if applicable)	Date (mm/dd/yyyy)

9 Investment instructions

BY WIRE TRANSFER	CUSTODIAL ACCOUNTS	BY MAIL (CHECKS SHOULD BE MADE PAYABLE TO “FSIC III”)

UMB Bank, N.A.	Forward Subscription	FSIC III	Regular mail	Express/overnight delivery
ABA Routing #101000695	Agreement to the custodian	c/o DST Systems Inc.	P.O. Box 219095	430 W. 7th Street
FS Investment Corporation III			Kansas City, MO 64121	Kansas City, MO 64105
Account #9872061616				877-628-8575
Beneficial Owner(s) (include in memo field)

4-4 V3.2	SA-IC3 MERGC JN17

You should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, you should not rely upon such information or representation. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell, or a solicitation of an offer to buy, to any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth below. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

Up to 106,675,012 Shares of Common Stock

PROSPECTUS

October 5, 2017